UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended September 30, 2022, originally filed with the Securities and Exchange Commission on November 28, 2022 (Accession Number 0001193125-22-293072) to include the following Classes that were previously inadvertently omitted: Thornburg Limited Term Municipal Fund – Class C2 (Class Number C000222321); Thornburg California Limited Term Municipal Fund – Class C2 (Class Number C000222322); Thornburg Limited Term U.S. Government Fund – Class C2 (Class Number C000222323); Thornburg Intermediate Municipal Fund – Class C2 (Class Number C000222324); Thornburg Limited Term Income Fund – Class C2 (Class Number C000222325); and Thornburg Summit Fund – Class I (Class Number C000210188). Other than the aforementioned, no other information or disclosures contained in the Registrant’s Form N-CSR filed for September 30, 2022 are being amended by this Form N-CSR/A.

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Small/Mid Cap Core Fund

Thornburg International Equity Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Summit Fund

Annual Report | September 30, 2022

EQUITY FUNDS
Global Equity
Thornburg Global Opportunities Fund
International Equity
Thornburg International Equity Fund
Thornburg Better World International Fund
Thornburg International Growth Fund
Thornburg Developing World Fund
U.S. Equity
Thornburg Small/Mid Cap Core Fund
Thornburg Small/Mid Cap Growth Fund
Multi Asset
Thornburg Investment Income Builder Fund
Thornburg Summit Fund

Thornburg Equity Funds
Annual Report  |  September 30, 2022
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Thornburg Equity Funds Annual Report  |  3

Letter to Shareholders
September 30, 2022 (Unaudited)
Dear Shareholder:
As I enter my 17th year here at Thornburg Investment Management, Inc. (“Thornburg”), I have the occasion to recall a number of market episodes that I have experienced with the backdrop of the beautiful mountains of Santa Fe. I especially recall the harrowing experiences of 2008, where for many in New York, London, or another financial center there was nowhere to escape conversations about the end of the financial world. Here in Santa Fe, while my neighbors and friends were concerned about the worsening economic outlook, there was relative surety about the sun rising (over the Sangre de Cristo mountains) and setting (over the Jemez mountains). I found it’s a real advantage to have that perspective in challenging times like these.
In last year’s version of this letter, I wrote:
“At Thornburg, we see the importance of ever-lower rates and accommodative policy both for the robustness of the post-pandemic recovery as well as for the now ensuing excess of demand over supply in both goods and labor. While this may, or may not, be transitory, the effect of massive stimulus, as well as its potential withdrawal, are hard to overemphasize. As market participants, we will have to navigate out of record low nominal and real global interest rates, close to record high equity prices, and a voracious appetite for less liquid investments and vehicles (including special purpose acquisition companies (SPACs), pre-IPO equity, private debt, and the like).”
With the benefit of hindsight, even with the perspective I wrote about in 2021, I now see that last year’s letter did not fully convey the potential market effects of a significant shift away from the accommodative monetary policies that have been in place for much of the last decade. From our perspective, the U.S. Federal Reserve, and many other policymakers in the developed world, have been far behind the curve and the moves they made in the past year to catch up have led to a market dynamic that we haven’t seen in four decades. It’s hard to imagine that as recently as March 2022, the federal funds overnight rate in the U.S. was zero, and by early next year, just one year later, it may be at 5%. We at Thornburg believe that this dramatic interest rate hiking cycle, combined with a significant pace of quantitative tightening, will continue to drive market volatility and likely create moments of intermittent liquidity in the market similar to a dry Santa Fe spring.
That said, we also see opportunities for value for the first time in a couple of years. As of the end of our fiscal year, bond markets have had their worst year in four decades.
Current data also shows that global wealth destruction is on par with the 2008 crisis. In our view, markets have moved from the state of overvaluation we noted in this letter a year ago to one now where there is much more balance. In this current market environment, both global equities and fixed income investments can credibly provide a medium and long-term return pathway that compounds wealth. What remains to be seen is whether that is both a real and a nominal wealth growth outcome over time. While inflation is not transitory, and rates may stay higher for longer through 2023, in our view the market is beginning to discount the global growth downshift that is required to break the back of inflation.
At Thornburg, you, our clients, are the constituency on whom we are most focused, and volatility presents an opportunity to execute on the promise of the firm’s platform, investment process and portfolios. In this environment, just as in other volatile periods throughout Thornburg’s four-decade history, we will rely on our unsiloed, global approach to markets and investments that has allowed us to achieve, and continues to drive, our goal of long-term investment excellence. More and more, the interconnectedness of markets and capital demands an equally interconnected approach to analysis and execution. We’re proud of the value that we’ve been able to provide to you through this collaborative and informed perspective and look forward to ugly markets as they provide a wonderful opportunity as we seek to help you meet your financial goals.
Many firms may have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you expect from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2022 (Unaudited)
Thornburg Global Opportunities Fund |
September 30, 2022 (Unaudited)
Dear Fellow Shareholder:
This letter highlights the results of the Thornburg Global Opportunities Fund investment portfolio for the 12-month period ended September 30, 2022. Your Fund’s fiscal year ended on September 30. It is published amidst the ongoing developments associated with the global Coronavirus pandemic, the Russian invasion of Ukraine, and the highest reported inflation figures in the U.S. in more than 40 years. These ingredients led the S&P 500 Total Return Index, the Bloomberg U.S. Aggregate Bond Total Return Value Index USD, and the MSCI All Country World Net Total Return USD Index to report some of their worst trailing 12 month returns in decades, -15.47%, -14.60%, and -20.66%, respectively. In brief, over the past year bonds repriced lower as interest rates increased and most equities repriced lower on market fears about the impact of higher interest rates on future economic growth and corporate profits.
The net asset value of the Fund’s Class I shares decreased by $11.58 per share ($39.49 to $27.91) during the annual period under review. Of this decrease, -$5.14 of the per share decrease, with respect to Class I shares, was due to dividends paid to fund shareholders and -$6.44/share was attributable to value declines of investments in the Fund, bringing the total return for the 12-month period to -19.06%. For the 12-month period ending September 30, 2022, the Fund’s Class I share return of -19.06% beat the -20.66% return of the MSCI All Country World Net Total Return USD Index (the "Index"), its benchmark, by 1.60%. Performance comparisons of the Fund to the Index over various periods are shown elsewhere in this report.
We are now in the 16th year of managing Thornburg Global Opportunities Fund. From its inception on July 28, 2006 through September 30, 2022, the Fund has outpaced the Index by an average margin of more than 3.0% per year, resulting in a total cumulative return since inception of 271% (Class I shares) versus 134% for the Index.
Listed below in descending order are the 20 largest equity holdings in the Fund as of September 30, 2022, along with each company’s 2022 returns through September 30 and calendar 2021 returns, the latter in parentheses below. Returns are shown in U.S. dollars, assuming reinvestment of dividends in shares of each company. We also show the trailing 5-year average annual revenue growth rates for these businesses through the most recent completed fiscal year along with the latest reported trailing 12-month revenue growth of each company. For rough comparison:
•	The trailing 5 year weighted average revenue growth rate of companies included in the Index was +4.0% through December 31, 2021, including +12.3% in calendar 2021.
•	The trailing 5 year weighted average revenue growth rate of the 20 largest holdings in the Thornburg Global Opportunities Fund was +10.6% through the most recent fiscal year end. The revenue growth rate was +30.6% through the most recently reported trailing 12-month period.

Thornburg Equity Funds Annual Report  |  5

Letter to Shareholders, Continued
September 30, 2022 (Unaudited)
Together, these companies comprised approximately 71% of the Fund’s total assets as of September 30, 2022, near-cash debt comprised 11% of Fund assets, and 20 other equities comprised a total of approximately 18% of Fund assets. Individual position sizes of the Fund’s top 20 positions range from 5% or more (Reliance Industries, TotalEnergies, OCI, and Bank of Ireland) to approximately 2.0% for those shown near the bottom of this list. US dollar appreciation averaging approximately 10% vis-à-vis foreign currencies is responsible for some of the dollar-based share price declines of the Fund’s foreign currency denominated holdings seen year-to-date. We hedged a significant portion the foreign currency exposure with respect to these holdings.
These are not trivial businesses. Revenue growth for 15 of the Fund’s 20 largest single firm holdings over the most recently reported trailing year exceeded the prior 5 year annual average for that firm. Importantly, the revenue growth rates of these businesses compared favorably to the Index during the period. Most of these businesses have posted per share revenue growth exceeding global gross domestic product (GDP) growth rates in recent years and have emerged from the 2020 economic valley with their competitive positions intact or improved and ready to address the challenges and opportunities that lie ahead.
The reader will also notice a high incidence of investments by the Fund during the period in firms tied to the digital economy, in providers of tools to facilitate digital communications, and in financial intermediaries that we believe should benefit from higher interest rates. Despite strong revenue production from these “digital” businesses in early 2022, share price performances of these investments were mostly negative in the first 9 months of 2022 due to market concerns that strong demand conditions will see a pause. Whether or not there is a pause in demand growth for the products and services of these firms, we have confidence in the fundamental backdrop for long-term secular growth of companies focused on digital communications, data collection and analysis, the key components of devices that make this possible, and products & services that make productive use of these technologies.
As of September 30, 2022, the weighted average price-to-earnings ratio for the equity investments of the
Fund was 8.9x. This compares to a weighted average multiple of 14.7x for the Index. We believe that our emphasis on the Fund owning a focused portfolio of companies with above average revenue growth that are value priced with respect to revenue/earnings/cash flow at portfolio averages well below that of the overall market has been a key ingredient to long-term outperformance by the Fund.
Twelve equities made positive contributions to Thornburg Global Opportunities Fund’s portfolio performance during the 12-month period ended September 30, 2022. Leading contributors to portfolio performance for the period included pharmaceutical firm AbbVie Inc., fertilizer manufacturers OCI and CF Industries, Australian mining services firm Mineral Resources, China Telecom, Bank of Ireland Group, Macau casino operator Galaxy Entertainment Group, Charles Schwab Corp, and TotalEnergies.
During the 12-month period ended September 30, 2022, 23 equities each subtracted more than -0.25% from Thornburg Global Opportunities Fund portfolio performance. The most significant detractors were Meta Platforms (formerly Facebook), Capital One Financial, U.K homebuilder Barratt Developments, Samsung Electronics, Vestas Wind Systems, Citigroup, Philippines fiber broadband service provider Converge Technology, wireless communications chip manufacturer Qorvo, Alphabet Inc. (formerly Google), Taiwan Semiconductor, European grocer Tesco, Chinese e-commerce platforms Alibaba Group and Tencent Holdings, India conglomerate Reliance Industries, and European insurer NN Group. We made various position size adjustments over the course of fiscal 2022 for the Fund’s portfolio diversification purposes and to better balance the Fund’s downside risk versus upside capital appreciation potential of individual positions.
The following table summarizes major sector weightings within the Fund’s equity portfolio as of September 30, 2022 and one year earlier. Notably, the eight percent reduction in the Fund’s holdings of communications services sector investments was primarily due to liquidation of holdings of China Mobile and China Telecom last spring to comply with U.S. regulatory requirements.
Incoming economic data from around the world as of the date of this letter indicate a slowing global economy that, in our view, will probably lead to recessions in many countries.

6  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2022 (Unaudited)
Economic news flow today includes stories of inventory builds in some intermediate and finished goods, but still tight labor markets in most developed economies. Inflation is currently at a 40 year high in most developed countries and impedes unit demand growth, though inflation indicators are presently showing clear signs of peaking in the coming months in many economies, including the U.S. We are paying attention to the abilities of the companies within the Fund’s portfolio to manage cost inflation and maintain profit margins consistent with our expectations.
Our Investment Framework
Thornburg Global Opportunities Fund seeks long-term capital appreciation from a portfolio of equity and debt securities investments of all types from issuers around the world. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—provides a durable framework for value-added investing.
We urge shareholders of the Fund to maintain a long-term investment perspective rather than placing too much emphasis on return figures that are available daily, weekly, monthly and quarterly. A clear example of the need to keep a longer-term investment perspective, in our opinion, is illustrated by comparing the trailing 30-month return of your Fund as of September 30, 2022 [+46.28%] with the return from the single Covid-19 onset quarter ending March 31, 2020 [-24.8%] that preceded this 30-month period. In general, the companies held by the Fund have managed well through varying economic environments across business cycles over time. We continue to follow our core investment principles of flexibility, focus, and value, as we have since the Fund’s inception back in 2006.
Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can monitor the holdings and other information of the Fund on our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Miguel Oleaga Portfolio Manager and Managing Director

Thornburg Equity Funds Annual Report  |  7

Letter to Shareholders, Continued
September 30, 2022 (Unaudited)
Thornburg Investment Income Builder Fund |
September 30, 2022 (Unaudited)
Dear Fellow Shareholder:
This letter highlights the results of the Thornburg Investment Income Builder Fund investment portfolio for the 12-month period ended September 30, 2022. Your Fund’s fiscal year ended on September 30. It is published amidst the ongoing developments associated with the global Coronavirus pandemic, the Russian invasion of Ukraine, and the highest reported inflation figures in the U.S. in more than 40 years. These ingredients led the S&P 500 Total Return Index, the Bloomberg U.S. Aggregate Bond Total Return Index Value USD, and the MSCI All Country World Net Total Return USD Index to report some of their worst trailing 12 month returns in decades, -15.47%, -14.60%, and -20.66%, respectively. In brief, over the past year bonds repriced lower as interest rates increased and most equities repriced lower on fears about the impact of higher interest rates on future economic growth and corporate profits.
The Fund paid ordinary dividends of $1.24 per Class I share for the trailing 4 quarters of fiscal year 2022, +7% versus the prior year comparable period. The dividend per share were lower for Class A and Class C shares, to account for varying class specific expenses. We currently expect more than 70% of the Fund’s equity holdings to increase dividends in local currencies in calendar year 2022 vs 2021. A stronger U.S. dollar is a double-digit percentage headwind to dividends received in foreign currencies in 2022 vis-à-vis those received in 2021.
The net asset value of the Fund’s Class I shares decreased by $3.77 per share ($23.13 to $19.36) over the fiscal year ended September 30, 2022. The Fund’s Class I share return of -11.61% for the 12-month period exceeded the -18.22% return of its blended benchmark (75% MSCI World Equity Index and 25% Bloomberg U.S. Aggregate Bond Index). Performance comparisons of the Fund to its blended benchmark over various periods are shown elsewhere in this report.
The quarter ending September 30, 2022 was the 79th full calendar quarter since the inception of Thornburg Investment Income Builder Fund in December 2002. In 57 of these quarters the fund delivered a positive total return. The Fund has delivered positive total returns in 15 of its 19 calendar years of existence. Importantly, Thornburg Investment Income Builder Fund has delivered an average annualized total return of more than 7.75% since its inception 19.75 years ago, split between quarterly income distributions and share price appreciation.
Listed below in descending order are the 25 largest equity holdings in the fund as of September 30 2022, along with each company’s 2022 returns through September 30 and 2021 calendar year share price changes in U.S. dollars. Also noted are dividend yields at closing September 30, 2022 stock prices. Together, these 25 firms comprised approximately 59% of the Fund’s total assets. Cash and more than 200 interest-bearing debt and hybrid securities comprised around 21% of Fund assets, and 33 other common equities comprised a total of approximately 20% of Fund assets. Individual position sizes of the 25 equities listed range from 4.4% of Fund assets (Total Energies) to approximately 1.4% for those shown near the bottom of the list.
Thornburg Investment Income Builder Fund – Top 25 Equity Holdings as of September 30, 2022

8  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2022 (Unaudited)
These are not trivial businesses. These companies occupy important positions in their respective markets, and they tend to be well capitalized. Most have made reasonable progress in growing their bases of paying customers and distributable cash flows.
U.S. dollar appreciation averaging approximately 10% vis-à-vis foreign currencies is responsible for some of the dollar-based share price declines of the Fund’s foreign currency denominated holdings seen 2022 year to date. During the period, we hedged a significant percentage of the Fund’s foreign currency exposure with respect to these holdings. The reader will notice a number of telecommunications, communications infrastructure, financial, and health care firms among these top 25 holdings, as well as other providers of various ingredients important to modern life. We believe that the share price declines for most of these during the first 9 months of 2022, combined with their attractive current dividend yields and records of dividend growth, indicate good value.
We have maintained the Fund’s exposure to dividend paying companies that we believe have resilient businesses with strong capital structures. Compare the sector allocations of the equities in the Fund’s portfolio over the trailing year:
All eleven sectors of the MSCI All Country World Net Total Return USD Index delivered negative returns in US dollars for the 12-month period ended September 30, 2022, ranging from -4.7% for the utilities sector to approximately -37.9% for the communications services sector. The MSCI All Country World Net Total Return USD Index comprises 75%, and the entire equity portion, of the Thornburg Investment Income Builder Fund’s global performance benchmark.
In the Fund’s portfolio, 17 equity investments contributed positive returns to overall portfolio performance during fiscal year 2022. The most positive equity contributors to fiscal year performance included pharmaceutical firms AbbVie and Merck, Chinese telecoms China Mobile and China Telecom, diversified miner Glencore, Electricite de France, and defense contractor BAE Systems.
20 of the Fund’s equity investments made negative contributions to the Fund’s portfolio performance below -0.25% during fiscal 2022. These detractors from Fund performance included semiconductor firms Taiwan Semiconductor, Samsung Electronics and Qualcomm; telecommunications firms Orange and Vodafone; multi-national electric utilities ENEL, E.ON and Endesa; insurers Generali and NN Group, mortgage REIT Chimera Investment, commercial banks JPMorgan Chase and BNP Paribas, automobile manufacturers Mercedes Benz Group and Stellantis, industrial conglomerate Siemens, and UK grocer Tesco.
The Fund’s bond holdings delivered negative returns during the year under review. One year of interest payments could not overcome sharp price declines in bond values due to higher interest rates. 10-year U.S. Treasury bond yields rose from 1.49% to 3.79% over the course of the fiscal year. Corporate and asset-backed bond prices declined as yield spreads to government bonds widened. The Bloomberg U.S. Corporate High Yield Index rose from 4.04% to 9.68% during the fiscal year (yield to lower of call price or maturity). On September 30, 2022, the $61 trillion Bloomberg Global Aggregate Bond Index showed an average maturity of 8.62 years and a yield of 3.70%, the latter +2.53% during the year ended September 30, 2022. During the period

Thornburg Equity Funds Annual Report  |  9

Letter to Shareholders, Continued
September 30, 2022 (Unaudited)
developed world bond yields outside the U.S. have lagged domestic bond yields by a significant margin, a circumstance that has supported the U.S. dollar.
Readers of this commentary who are long time shareholders of Thornburg Investment Income Builder Fund will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to 45% on June 30, 2009. We tend to allocate more Fund assets to interest bearing debt when debt yields are more attractive. 21% of Fund assets were invested in interest bearing debt and near cash assets on September 30, 2022, up from 15% one year earlier. The remaining 79% of the Fund’s assets were invested in equities as previously described.
The outlook for financial asset returns remains cloudy, but less so than 9 months earlier. The “real” yield on the 10-year U.S. Treasury note (meaning the market yield on 10-year U.S. Treasury note of 3.79% minus the U.S. core consumer price index of 6.30%) is near a multi-decade low at -2.51%, using the August 2022 U.S. consumer price index. This negative real yield level differs materially from levels typically experienced over the investment lifetimes of most readers of this letter. As of the same period, the trailing 30-year average “real yield” on the 10-year U.S. Treasury note was +1.60%, so the current difference vs historical average is significant. In 2022 bond yields have increased in favor of saver investors at the expense of borrowers for the first time in many years, equity valuations have cheapened, and inflation now appears to be headed lower.
Incoming economic data from around the world as of the date of this letter indicate a slowing global economy, possibly leading to a recession. That noted, we are optimistic about the future return potential of Thornburg Investment Income Builder’s assets. Why? Equity and bond prices have generally already delivered significant declines in anticipation of central bank policy rate increases and some degree of economic recession. Presently, virtually all the companies in the Fund’s portfolio have retained their market positions providing important products and services that generate cash flows to pay attractive dividends. We believe they are currently valued very attractively in relation to their own histories and relative to other assets. At some point investors will anticipate lower interest rates and a strengthening global economy. This change toward a positive sentiment and outlook from investors should bolster companies within the portfolio.
The weighted average price/earnings ratio for Thornburg Investment Income Builder Fund’s equity portfolio tabulated using Bloomberg reported results was approximately 8.0x as of September 30, 2022, significantly below the 14.5x price/earnings ratio of the MSCI All Country World Equity Index. As of that date, the Fund’s 6.29% weighted average equity portfolio dividend yield significantly exceeded the 2.48% dividend yield of the MSCI Index. We believe the Fund’s portfolio incorporates significant intrinsic value.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review additional information about your Fund by going to our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Head of Investments and Managing Director	Matt Burdett Portfolio Manager and Managing Director

10  |  Thornburg Equity Funds Annual Report

Thornburg Global Opportunities Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
A flexible mandate allows the Fund to pursue long-term performance using a broad approach to geography and market capitalization. The Fund invests primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts, including smaller companies with market capitalizations less than $500 million. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 5 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended September 30, 2022.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG GLOBAL OPPORTUNITIES FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG GLOBAL OPPORTUNITIES FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)
Without sales charge	-19.31%	7.70%	2.65%	8.49%	8.02%
With sales charge	-22.94%	6.06%	1.71%	7.99%	7.71%
Class C Shares (Incep: 7/28/06)
Without sales charge	-19.94%	6.90%	1.88%	7.67%	7.19%
With sales charge	-20.64%	6.90%	1.88%	7.67%	7.19%
Class I Shares (Incep: 7/28/06)	-19.06%	8.02%	2.96%	8.86%	8.45%
Class R3 Shares (Incep: 2/1/08)	-19.47%	7.46%	2.43%	8.30%	5.50%
Class R4 Shares (Incep: 2/1/08)	-19.37%	7.57%	2.54%	8.41%	5.59%
Class R5 Shares (Incep: 2/1/08)	-19.06%	8.01%	2.95%	8.86%	6.04%
Class R6 Shares (Incep: 4/10/17)	-18.95%	8.16%	3.10%	-	4.63%
MSCI All Country World Net Total Return USD Index (Since 7/28/06)	-20.66%	3.75%	4.44%	7.28%	5.39%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.31%; C shares, 2.08%; I shares, 1.06%; R3 shares, 2.07%; R4 shares, 1.83%; R5 shares, 1.36%; R6 shares, 1.00%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  11

Thornburg International Equity Fund

Investment Goal and
Fund Overview
The International Equity Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Fund is to seek some current income. The Fund invests primarily in non-U.S. companies selected on a value basis using fundamental research. Under normal conditions, the Fund invests at least 80% of its assets in common stocks or depositary receipts. As described in more detail in the Fund Prospectus, the portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced.
Performance drivers and detractors for the reporting period ended September 30, 2022
» For the 12-month period ended September 30, 2022, the Fund’s Class I shares lost 27.64% versus a loss of 25.17% for Fund’s primary benchmark index, the MSCI All Country World ex-USA Net Total Return USD Index (the “Index”) and 25.13% for the MSCI EAFE Net Total Return USD Index, the Fund’s secondary benchmark index.
» The Fund’s relative underperformance over the 12 months was driven mostly by bottom-up stock selection and country allocation. Currency impact on the Fund’s performance versus the Index was positive.
» In a down market during the period, many macro factors contributed to market losses and created a large dispersion in country, currency and sector performance. Macro drivers included the war in Ukraine, high inflation, U.S. Federal Reserve monetary tightening, rising interest rates and higher domestic and international commodity prices. Value stocks outperformed growth stocks by 11% according to MSCI ACWI ex USA Value and MSCI ACWI ex USA Growth indices over the 12-month period.
» During the period, the Fund’s exposures to the energy, utilities and consumer staples sectors outperformed, while information technology, communication services, and industrials sectors contributed to its relative underperformance versus the Index. The Fund’s holdings in the Eurozone and Emerging Asia (China, Korea, Taiwan) underperformed while its holdings in the Middle East (Saudi Arabia, United Arab Emirates, Kuwait, Qatar), Brazil, India, Canada, Australia and the United Kingdom drove positive performance for the Fund relative to the Index.
» Most of the Fund’s relative underperformance versus the Index occurred in the 1st quarter of 2022, driven by underweighting, or zero weights, in many of the positive performance driver countries listed above which outperformed, plus its overweighting in the Eurozone and China. The Fund outperformed the Index in the 4th quarter of 2021 and over the 2nd and 3rd quarters of 2022.
» The Fund’s tilt towards higher quality cyclicals in its Basic Value basket was the biggest cause of underperformance in stock selection, while companies in the Fund’s Consistent Earner basket did better. A near 10% average weight in cash and a zero weight in Russia were big positive contributors to the Fund’s total relative performance versus the Index during the period, as was an underweighting in the growthier companies in the Fund’s Emerging Franchise basket.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL EQUITY FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL EQUITY FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)
Without sales charge	-27.88%	-0.16%	-0.45%	3.38%	6.06%
With sales charge	-31.12%	-1.68%	-1.36%	2.90%	5.86%
Class C Shares (Incep: 5/28/98)
Without sales charge	-28.38%	-0.81%	-1.16%	2.63%	5.24%
With sales charge	-29.00%	-0.81%	-1.16%	2.63%	5.24%
Class I Shares (Incep: 3/30/01)	-27.64%	0.18%	-0.12%	3.74%	5.76%
Class R3 Shares (Incep: 7/1/03)	-27.97%	-0.32%	-0.62%	3.20%	6.23%
Class R4 Shares (Incep: 2/1/07)	-27.81%	-0.11%	-0.42%	3.40%	2.44%
Class R5 Shares (Incep: 2/1/05)	-27.60%	0.15%	-0.16%	3.68%	4.92%
Class R6 Shares (Incep: 5/1/12)	-27.47%	0.35%	0.04%	3.90%	3.67%
MSCI All Country World ex USA Net Total Return USD Index (Since 5/28/98)	-25.17%	-1.52%	-0.81%	3.01%	3.74%
MSCI EAFE Net Total Return USD Index (Since 5/28/98)	-25.13%	-1.83%	-0.84%	3.67%	3.32%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.25%; C shares, 1.96%; I shares, 0.94%; R3 shares, 1.61%; R4 shares, 1.40%; R5 shares, 1.16%; R6 shares, 0.88%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.90%; R3 shares, 1.36%; R4 shares, 1.16%; R5 shares, 0.90%;R6 shares 0.70%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
12  |   Thornburg Equity Funds Annual Report

Thornburg Better World International Fund

Investment Goal and
Fund Overview
The Better World International Fund seeks long-term capital appreciation. The Fund invests primarily in a broad range of foreign companies, based on fundamental research combined with analysis of those environmental, social and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality, attractively valued and, in our view, also demonstrate one or more significant positive ESG characteristics. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended September 30, 2022
» For the 12-month period ended September 30, 2022, the Fund’s Class I shares lost 27.54% versus a loss of 25.17% for the MSCI All Country (AC) World ex-USA Net Total Return USD Index (the "Index").
» The Fund’s relative underperformance over the period was driven in relatively equal parts by bottom-up stock selection and country allocation. Currency impact on the Fund’s performance versus the Index was positive.
» In a down market during the period, many macro factors contributed to market losses and created a large dispersion in country, currency and sector performance. Macro drivers included the war in Ukraine, high inflation, U.S. Federal Reserve monetary tightening, rising interest rates and higher domestic and international commodity prices. Value stocks outperformed growth stocks by 11% according to MSCI ACWI ex USA Value and MSCI ACWI ex USA Growth indices over the 12-month period.
» During the period, the Fund’s exposures to the energy, utilities and consumer staples sectors outperformed, while information technology, communication services, and industrials sectors contributed to its relative underperformance versus the Index. The Fund’s holdings in the Eurozone and Emerging Asia (China, Korea, Taiwan) underperformed while its holdings in the Middle East (Saudi Arabia, United Arab Emirates, Kuwait, Qatar), Brazil, India, Canada, Australia and the United Kingdom drove positive performance for the Fund relative to the Index.
» The Fund’s investments in companies with higher environmental, social and governance (ESG) ratings underperformed consistent with the MSCI All Country World ex USA ESG Leaders Index, which lost 28.03% over the twelve months, trailed the broader MSCI All Country World ex USA Net Total Return USD Index by 2.86% during the period, due mostly to an underweight to the value factor and higher valuations.
» Most of the Fund’s relative underperformance versus the Index occurred in the 4th quarter of 2021 and the 1st quarter of 2022. This was mostly due to underweighting, or zero weights, in many of the positive performance driver countries listed above which outperformed, and a zero weight in the energy sector. The Index’s weighting in energy for those two quarters contributed almost 11% positive returns. The Fund outperformed the Index in the 2nd and 3rd quarters of 2022.
» During the period, the Fund’s tilt towards higher quality cyclicals in its Basic Value basket was the biggest cause of underperformance in bottom-up stock selection in a market where value stocks outperformed growth stocks, while companies in the Fund’s Consistent Earner basket did better. A near 10% average weight in cash and a zero weight in Russia were big positive contributors to the Fund’s relative performance versus the Index during the period.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG BETTER WORLD INTERNATIONAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG BETTER WORLD INTERNATIONAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/15)
Without sales charge	-27.93%	6.60%	4.32%	-	6.60%
With sales charge	-31.17%	4.96%	3.36%	-	5.91%
Class C Shares (Incep: 10/1/15)
Without sales charge	-28.44%	5.87%	3.67%	-	5.95%
With sales charge	-29.06%	5.87%	3.67%	-	5.95%
Class I Shares (Incep: 10/1/15)	-27.54%	7.25%	5.00%	-	7.34%
MSCI All Country World ex USA Net Total Return USD Index (Since 9/30/15)	-25.17%	-1.52%	-0.81%	-	3.29%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.57%; C shares, 2.85%; I shares, 1.21%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.19%; I shares, 0.90%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  13

Thornburg International Growth Fund

Investment Goal and
Fund Overview
The International Growth Fund seeks long-term growth of capital by investing in equity securities from around the world selected for their growth potential based on management’s belief that the companies will have growing revenues and earnings. The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.
Performance drivers and detractors for the reporting period ended September 30, 2022
» Stock selection was the primary driver of the Fund’s underperformance over the past year, not allocation impacts from sectors, countries, or regions. For the 12-month period ended September 30, 2022, the Fund’s Class I shares returned -35.47% versus a return of -30.22% for the MSCI All Country World ex USA Growth Net Total Return USD Index ( the "Index").
» Positions in the United Kingdom and Japan were the primary positive relative contributors to Fund performance for the period, while positions in developed North America and emerging Latin America detracted from the Fund’s relative performance versus the Index.
» Stock selection within the health care and consumer staples sectors positively contributed to Fund performance during the period. Stock selections within the information technology, consumer discretionary, and communication services sectors were the primary detractors to the Fund’s relative performance versus the Index.
» Basket performance for the Fund was negative for all three of its baskets during the period, with the Consistent Growers as the strongest contributor and Emerging Growth Franchises as the weakest.
» An overallocation to small and mid-capitalization stocks (those under $12 billion market capitalization) detracted from the Fund’s relative performance versus the Index, as did stock selection within large-cap stocks (those $12 billion and over market capitalization).
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)
Without sales charge	-35.72%	-2.63%	-2.24%	3.87%	4.62%
With sales charge	-38.62%	-4.11%	-3.14%	3.39%	4.31%
Class C Shares (Incep: 2/1/07)
Without sales charge	-36.27%	-3.42%	-3.01%	3.07%	3.86%
With sales charge	-36.86%	-3.42%	-3.01%	3.07%	3.86%
Class I Shares (Incep: 2/1/07)	-35.47%	-2.32%	-1.92%	4.25%	5.09%
Class R3 Shares (Incep: 2/1/08)	-35.79%	-2.82%	-2.42%	3.72%	3.60%
Class R4 Shares (Incep: 2/1/08)	-35.72%	-2.72%	-2.32%	3.83%	3.70%
Class R5 Shares (Incep: 2/1/08)	-35.46%	-2.31%	-1.92%	4.25%	4.12%
Class R6 Shares (Incep: 2/1/13)	-35.41%	-2.22%	-1.82%	-	3.58%
MSCI All Country World ex USA Growth Net Total Return USD Index (Since 2/1/07)	-30.22%	-1.38%	0.18%	3.95%	2.34%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.26%; C shares, 2.07%; I shares, 0.99%; R3 shares, 1.88%; R4 shares, 1.62%; R5 shares, 1.26%; R6 shares, 0.95%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
14  |   Thornburg Equity Funds Annual Report

Thornburg Developing World Fund

Investment Goal and
Fund Overview
The Developing World Fund’s primary investment goal is long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended September 30, 2022
» For the 12-month period ended September 30, 2022, the Fund’s Class I shares lost 32.92% versus a loss of 28.11% for the MSCI Emerging Markets Net Total Return USD Index (the "Index").
» The Fund’s relative underperformance was driven primarily by bottom-up stock selection; however, country and sector allocation decisions contributing positively to relative performance versus the Index. Currency effect on the Fund’s performance was also positive.
» During the period, the Fund’s holdings outperformed within the materials and information technology sectors, and underperformed within the financials, communication services, consumer staples and utilities sectors.
» On a geographic basis, the Fund’s Latin America exposure was a strong source of outperformance while its stock selection within China and India detracted from relative performance results versus the Index.
» Much of the Fund’s relative underperformance occurred during the first five months of 2022. While a timely exit of Russian equities contributed positively to relative performance versus the Index, an underweight to the Middle East and South Africa, economies which were net beneficiaries of the Russia-Ukraine disruption, was a headwind during this period.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG DEVELOPING WORLD FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG DEVELOPING WORLD FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)
Without sales charge	-33.18%	-3.05%	-1.11%	1.90%	3.69%
With sales charge	-36.18%	-4.53%	-2.02%	1.43%	3.32%
Class C Shares (Incep: 12/16/09)
Without sales charge	-33.74%	-3.81%	-1.87%	1.12%	2.93%
With sales charge	-34.41%	-3.81%	-1.87%	1.12%	2.93%
Class I Shares (Incep: 12/16/09)	-32.92%	-2.70%	-0.74%	2.31%	4.16%
Class R5 Shares (Incep: 2/1/13)	-32.89%	-2.69%	-0.73%	-	1.37%
Class R6 Shares (Incep: 2/1/13)	-32.84%	-2.59%	-0.63%	-	1.47%
MSCI Emerging Markets Net Total Return USD Index (Since 12/16/09)	-28.11%	-2.07%	-1.81%	1.05%	1.60%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.43%; C shares, 2.19%; I shares, 1.15%; R5 shares, 1.70%; R6 shares, 1.11%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.04%; R5 shares, 1.04%; R6 shares, 0.94%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  15

Thornburg Small/Mid Cap Core Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund underperformed its benchmark, the Russell 2500 Total Return Index (the "Index"), primarily due to stock selection; however, its allocation towards slightly larger companies was beneficial to its relative performance as mid-cap companies outperformed small-cap companies.
» Stock selection in the consumer staples and industrials sectors had a positive relative impact on the Fund’s performance versus the Index during the period, as did an overallocation to the outperforming energy sector.
» The Fund’s stock selection in the information health care, materials, and real estate sectors negatively impacted its performance versus the Index.
» Returns of larger mid-cap stocks outpaced smaller-cap stocks within the Index. Stock selection was a slight negative contributor within the small-cap (those under $2.5 billion market cap) and mid-cap portions (those ranging from $2.5 to $12 billion) of the Fund’s portfolio. However, an overweighting in the Fund to larger stocks within the Index’s universe (over $12 billion market cap) positively impacted the Fund’s relative performance for the fiscal year.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP CORE FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP CORE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)
Without sales charge	-23.16%	1.54%	3.08%	9.30%	8.70%
With sales charge	-26.61%	-0.01%	2.13%	8.80%	8.52%
Class C Shares (Incep: 10/2/95)
Without sales charge	-23.86%	0.68%	2.22%	8.43%	7.86%
With sales charge	-24.40%	0.68%	2.22%	8.43%	7.86%
Class I Shares (Incep: 11/2/98)	-22.84%	1.90%	3.44%	9.71%	6.96%
Class R3 Shares (Incep: 7/1/03)	-23.11%	1.54%	3.07%	9.31%	6.86%
Class R4 Shares (Incep: 2/1/07)	-23.03%	1.64%	3.18%	9.42%	5.05%
Class R5 Shares (Incep: 2/1/05)	-22.83%	1.90%	3.44%	9.71%	6.86%
Russell 2500 Total Return Index (Since 10/2/95)	-21.11%	5.36%	5.45%	9.58%	9.25%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.31%; C shares, 2.13%; I shares, 1.06%; R3 shares, 1.79%; R4 shares, 1.76%; R5 shares, 1.46%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.95%; R3 shares, 1.31%; R4 shares, 1.21%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
16  |   Thornburg Equity Funds Annual Report

Thornburg Small/Mid Cap Growth Fund

Investment Goal and
Fund Overview
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, disruptors, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund underperformed its benchmark, the Russell 2500 Growth Total Return Index (the "Index"), primarily due to stock selection across sectors and market cap ranges. The Fund’s allocation towards slightly larger companies was beneficial to its relative performance as larger companies outperformed smaller companies within the Index’s small- and mid-cap growth universe.
» The Fund’s stock selection in the health care and materials sectors had a positive relative impact on its performance versus the Index.
» During the period, the Fund’s stock selection in the information technology, consumer discretionary, and industrials sectors had a negative relative impact on its performance versus the Index.
» Returns of mid-caps outpaced small-caps within the Index during the period. Stock selection was the primary detractor from performance within both the small- and mid-cap portion of the Fund’s portfolio. However, an underweighting in the Fund to smaller stocks within the Index had a slight positive impact on the Fund’s relative performance.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)
Without sales charge	-38.84%	-1.95%	2.71%	6.86%	5.43%
With sales charge	-41.59%	-3.45%	1.77%	6.37%	5.21%
Class C Shares (Incep: 12/27/00)
Without sales charge	-39.39%	-2.74%	1.87%	6.02%	4.60%
With sales charge	-39.75%	-2.74%	1.87%	6.02%	4.60%
Class I Shares (Incep: 11/3/03)	-38.54%	-1.58%	3.09%	7.28%	7.28%
Class R3 Shares (Incep: 7/1/03)	-38.84%	-2.07%	2.57%	6.74%	7.31%
Class R4 Shares (Incep: 2/1/07)	-38.79%	-1.99%	2.67%	6.84%	4.42%
Class R5 Shares (Incep: 10/3/05)	-38.53%	-1.58%	3.09%	7.28%	6.34%
Russell 2500 Growth Total Return Index (Since 12/27/00)	-29.39%	4.76%	6.30%	10.30%	7.20%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.31%; C shares, 2.09%; I shares, 1.04%; R3 shares, 1.79%; R4 shares, 2.17%; R5 shares, 1.31%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.95%; R3 shares, 1.46%; R4 shares, 1.36%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  17

Thornburg Investment Income Builder Fund

Investment Goal and
Fund Overview
The Investment Income Builder Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily stocks and bonds. Equity investments normally will be weighted in favor of companies which pay dividends. The Fund may invest in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 8 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended September 30, 2022.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INVESTMENT INCOME BUILDER FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INVESTMENT INCOME BUILDER FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)
Without sales charge	-11.81%	0.84%	2.46%	4.84%	7.80%
With sales charge	-15.77%	-0.69%	1.53%	4.36%	7.55%
Class C Shares (Incep: 12/24/02)
Without sales charge	-12.52%	0.07%	1.69%	4.08%	7.11%
With sales charge	-13.36%	0.07%	1.69%	4.08%	7.11%
Class I Shares (Incep: 11/3/03)	-11.61%	1.07%	2.72%	5.15%	7.28%
Class R3 Shares (Incep: 2/1/05)	-12.15%	0.47%	2.10%	4.50%	5.86%
Class R4 Shares (Incep: 2/1/08)	-12.08%	0.57%	2.20%	4.60%	4.30%
Class R5 Shares (Incep: 2/1/07)	-11.71%	0.99%	2.62%	5.03%	5.04%
Class R6 Shares (Incep: 4/10/17)	-11.54%	1.17%	2.81%	-	3.96%
MSCI World Net Total Return USD Index (Since 12/24/02)	-19.63%	4.56%	5.30%	8.11%	7.74%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.18%; C shares, 1.95%; I shares, 0.94%; R3 shares, 1.63%; R4 shares, 1.51%; R5 shares, 1.14%; R6 shares, 0.89%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: R3 shares,1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.80%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 9/30/22 (Class A Shares) : 4.26%
18  |   Thornburg Equity Funds Annual Report

Thornburg Summit Fund

Investment Goal and
Fund Overview
The Summit Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents.
There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
Performance drivers and detractors for the reporting period ended September 30, 2022
» For the 12-month period ended September 30, 2022, the Fund’s Class I shares lost 13.36% versus a loss of 20.41% for the Fund’s benchmark blended index of 60% MSCI All Country (AC) World Index and 40% Bloomberg Barclays Global Aggregate Bond Index (the "Index").
» Following a positive fourth quarter to end 2021, the first three quarters of 2022 have been the worst nine-month performance period for traditional 60/40 multi-asset mutual funds in general since the 2008 financial crisis. While bonds bolstered multi-asset funds’ performance during the global equity sell-off of 2008, stocks and bonds have plunged in tandem during the current drawdown.
» Given these challenges, we have been pleased with the relative defensiveness of the Fund, which has outperformed its Index by more than 700 basis points over the trailing one-year period.
» Selection effect within both equities and fixed income contributed strongly to the Fund’s relative outperformance versus the Index during the period.
» Within equities, the Fund’s selection effect from the health care, materials and energy sectors contributed positively to its relative performance versus the Index, while the Fund’s holdings in the financial and utilities sectors underperformed.
» Given the environment of global rising interest rates and dollar strength during the period, the Fund’s shorter duration positioning and higher allocation to U.S. dollar-denominated bonds were primary drivers of outperformance versus the Index. An overweight allocation to asset-backed securities also contributed positively to the Fund’s relative outperformance.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SUMMIT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SUMMIT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 1/26/22)
Without sales charge	-	-	-	-	-13.02%
With sales charge	-	-	-	-	-16.95%
Class I Shares (Incep: 3/1/19)	-13.36%	8.55%	-	-	8.71%
60% MSCI All Country World Net Total Return USD Index/40% Bloomberg Global Aggregate Bond Index (Since 3/1/19)	-20.41%	0.14%	-	-	1.50%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.47%; I shares, 1.22%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.94%; I shares, 0.69%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  19

Glossary
September 30, 2022 (Unaudited)
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg U.S. Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index, rebalanced monthly.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
The MSCI World Net Total Return USD Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country World Net Total Return USD Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country World ex USA Net Total Return USD Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI All Country World ex USA Growth Net Total Return USD Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The MSCI All Country World ex USA ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. The Index consists of large and mid-cap companies across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries.
The MSCI All Country World ex USA Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
The MSCI All Country World ex USA Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
The MSCI World ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. MSCI World ESG Leaders Index is constructed by aggregating the following regional Index MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries.
The MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Russell 2500 Total Return Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, with a weighted average market capitalization of approximately $4.3 billion, median capitalization of $1.2 billion and market capitalization of the largest company of $18.7 billion.
The Russell 2500 Growth Total Return Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.
20   |  Thornburg Equity Funds Annual Report

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Thornburg Equity Funds Annual Report  |  21

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  September 30, 2022 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 9/30/22.
Past performance does not guarantee future results.

22  |  Thornburg Equity Funds Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	31%	24%
Financials	24%	38%
Consumer Discretionary	9%	10%
Energy	9%	8%
Materials	7%	4%
Communication Services	5%	1%
Consumer Staples	4%	4%
Utilities	4%	1%
Health Care	3%	0%
Information Technology	3%	2%
Industrials	1%	8%
Source: FactSet as of September 30, 2022.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of September 30, 2022.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 55% of the top 100 dividend payers are in the financials and real estate sectors. In the (small cap) Russell 2000 Index, 62% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we seek to maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Thornburg Equity Funds Annual Report  |  23

Fund Summary
Thornburg Global Opportunities Fund  |  September 30, 2022 (Unaudited)
Fund Summary
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Reliance Industries Ltd.	5.6%
TotalEnergies SE	5.6%
Bank of Ireland Group plc	5.0%
OCI NV	4.9%
Alphabet, Inc. Class A	4.5%
Mineral Resources Ltd.	4.1%
Capital One Financial Corp.	4.0%
TJX Companies, Inc.	4.0%
Charles Schwab Corp.	4.0%
NN Group NV	3.6%

SECTOR EXPOSURE
Financials	20.8%
Energy	13.2%
Materials	12.6%
Communication Services	8.8%
Information Technology	8.8%
Consumer Discretionary	7.9%
Health Care	6.5%
Industrials	6.4%
Consumer Staples	1.3%
Other Assets Less Liabilities	13.7%

TOP TEN INDUSTRY GROUPS
Energy	13.2%
Materials	12.6%
Banks	9.2%
Diversified Financials	8.0%
Pharmaceuticals, Biotechnology & Life Sciences	6.5%
Media & Entertainment	5.7%
Semiconductors & Semiconductor Equipment	5.1%
Retailing	4.8%
Insurance	3.6%
Commercial & Professional Services	3.4%

THORNBURG GLOBAL OPPORTUNITIES FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

24  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg International Equity Fund  |  September 30, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
TotalEnergies SE	4.9%
LVMH Moet Hennessy Louis Vuitton SE	3.2%
Meituan Class B	3.1%
Canadian Pacific Railway Ltd.	3.0%
Seven & i Holdings Co. Ltd.	3.0%
Roche Holding AG	2.9%
ABB Ltd.	2.9%
Linde plc	2.7%
L’Oreal SA	2.6%
AstraZeneca plc	2.6%

SECTOR EXPOSURE
Industrials	16.9%
Financials	13.4%
Information Technology	12.9%
Consumer Discretionary	10.3%
Consumer Staples	9.2%
Utilities	6.4%
Communication Services	6.1%
Energy	6.1%
Health Care	6.0%
Materials	5.7%
Other Assets Less Liabilities	7.0%

TOP TEN INDUSTRY GROUPS
Capital Goods	10.7%
Utilities	6.4%
Energy	6.1%
Materials	5.7%
Pharmaceuticals, Biotechnology & Life Sciences	5.5%
Consumer Durables & Apparel	5.5%
Software & Services	5.0%
Insurance	4.7%
Technology Hardware & Equipment	4.7%
Diversified Financials	4.6%

THORNBURG INTERNATIONAL EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  25

Fund Summary
Thornburg Better World International Fund  |  September 30, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Seven & i Holdings Co. Ltd.	3.4%
Novartis AG	3.2%
Hundsun Technologies, Inc. Class A	3.1%
Alimentation Couche-Tard, Inc.	3.0%
China Merchants Bank Co. Ltd. Class A	2.9%
L’Oreal SA	2.9%
Roche Holding AG	2.8%
Canadian Pacific Railway Ltd.	2.8%
Waste Connections, Inc.	2.8%
ABB Ltd.	2.7%

SECTOR EXPOSURE
Information Technology	21.1%
Industrials	16.5%
Financials	15.9%
Health Care	12.5%
Consumer Staples	10.9%
Consumer Discretionary	8.4%
Materials	3.7%
Communication Services	3.4%
Utilities	1.2%
Other Assets Less Liabilities	6.4%

TOP TEN INDUSTRY GROUPS
Software & Services	16.3%
Pharmaceuticals, Biotechnology & Life Sciences	12.0%
Banks	9.8%
Capital Goods	8.8%
Food & Staples Retailing	6.4%
Commercial & Professional Services	4.9%
Household & Personal Products	4.5%
Consumer Durables & Apparel	3.8%
Diversified Financials	3.8%
Materials	3.7%

THORNBURG BETTER WORLD INTERNATIONAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

26  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg International Growth Fund  |  September 30, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Nestle SA	6.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.9%
AstraZeneca plc	5.2%
ASML Holding NV	3.7%
LVMH Moet Hennessy Louis Vuitton SE	3.7%
Tencent Holdings Ltd.	3.5%
Activision Blizzard, Inc.	3.3%
Deutsche Boerse AG	3.0%
CSL Ltd.	2.9%
Mastercard, Inc. Class A	2.8%

SECTOR EXPOSURE
Information Technology	21.5%
Health Care	14.7%
Consumer Staples	14.3%
Consumer Discretionary	12.7%
Communication Services	10.6%
Financials	8.3%
Industrials	6.9%
Materials	3.4%
Energy	2.0%
Other Assets Less Liabilities	5.6%

TOP TEN INDUSTRY GROUPS
Pharmaceuticals, Biotechnology & Life Sciences	12.5%
Food, Beverage & Tobacco	10.7%
Semiconductors & Semiconductor Equipment	10.1%
Software & Services	9.6%
Media & Entertainment	9.3%
Consumer Durables & Apparel	4.6%
Capital Goods	3.7%
Household & Personal Products	3.6%
Materials	3.4%
Retailing	3.4%

THORNBURG INTERNATIONAL GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  27

Fund Summary
Thornburg Developing World Fund  |  September 30, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	6.0%
Tencent Holdings Ltd.	4.2%
Yum China Holdings, Inc.	3.7%
Alibaba Group Holding Ltd.	3.0%
AIA Group Ltd.	3.0%
Hon Hai Precision Industry Co. Ltd.	2.9%
Meituan Class B	2.8%
Postal Savings Bank of China Co. Ltd. Class H	2.8%
Bank Rakyat Indonesia Persero Tbk PT	2.7%
Saudi National Bank	2.6%

SECTOR EXPOSURE
Financials	28.0%
Consumer Discretionary	20.7%
Information Technology	15.1%
Communication Services	8.0%
Materials	5.7%
Consumer Staples	5.1%
Industrials	4.3%
Energy	3.1%
Utilities	3.0%
Health Care	1.0%
Other Assets Less Liabilities	6.0%

TOP TEN INDUSTRY GROUPS
Banks	15.6%
Retailing	12.1%
Diversified Financials	9.4%
Semiconductors & Semiconductor Equipment	7.0%
Media & Entertainment	6.6%
Materials	5.7%
Technology Hardware & Equipment	5.1%
Consumer Services	4.7%
Food & Staples Retailing	4.1%
Energy	3.1%

THORNBURG DEVELOPING WORLD FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

28  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg Small/Mid Cap Core Fund  |  September 30, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Chesapeake Energy Corp.	5.2%
LPL Financial Holdings, Inc.	3.6%
Casella Waste Systems, Inc. Class A	3.4%
AES Corp.	3.2%
BJ’s Wholesale Club Holdings, Inc.	3.0%
Pinnacle Financial Partners, Inc.	2.9%
Assurant, Inc.	2.7%
Clean Harbors, Inc.	2.7%
Aspen Technology, Inc.	2.7%
Sensient Technologies Corp.	2.6%

SECTOR EXPOSURE
Industrials	17.1%
Information Technology	15.6%
Financials	12.9%
Health Care	11.2%
Energy	9.8%
Consumer Staples	8.0%
Materials	7.8%
Consumer Discretionary	6.6%
Real Estate	5.1%
Utilities	3.2%
Communication Services	2.7%
Other Assets Less Liabilities	0.0%

TOP TEN INDUSTRY GROUPS
Software & Services	11.2%
Energy	9.8%
Capital Goods	8.7%
Commercial & Professional Services	8.4%
Materials	7.8%
Banks	6.6%
Health Care Equipment & Services	6.1%
Pharmaceuticals, Biotechnology & Life Sciences	5.1%
Real Estate	5.1%
Food, Beverage & Tobacco	5.0%

THORNBURG SMALL/MID CAP CORE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  29

Fund Summary
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2022 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Calix, Inc.	4.9%
Chart Industries, Inc.	4.1%
Shockwave Medical, Inc.	3.9%
Casella Waste Systems, Inc. Class A	3.9%
Ryan Specialty Group Holdings, Inc. Class A	3.1%
Black Knight, Inc.	3.1%
Livent Corp.	2.8%
Booz Allen Hamilton Holding Corp. Class A	2.8%
Avantor, Inc.	2.7%
Bentley Systems, Inc. Class B	2.7%

SECTOR EXPOSURE
Information Technology	30.4%
Health Care	21.3%
Industrials	18.3%
Consumer Discretionary	9.0%
Consumer Staples	8.0%
Financials	3.7%
Materials	2.8%
Energy	2.5%
Communication Services	2.1%
Real Estate	0.8%
Other Assets Less Liabilities	1.1%

TOP TEN INDUSTRY GROUPS
Software & Services	17.5%
Pharmaceuticals, Biotechnology & Life Sciences	10.9%
Health Care Equipment & Services	10.4%
Capital Goods	9.2%
Technology Hardware & Equipment	7.4%
Commercial & Professional Services	6.7%
Food, Beverage & Tobacco	6.4%
Semiconductors & Semiconductor Equipment	5.5%
Retailing	3.8%
Automobiles & Components	3.2%

THORNBURG SMALL/MID CAP GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

30  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg Investment Income Builder Fund  |  September 30, 2022 (Unaudited)
PORTFOLIO COMPOSITION
TOP TEN LONG HOLDINGS
TotalEnergies SE	4.4%
Orange SA	3.7%
CME Group, Inc.	3.2%
Broadcom, Inc.	3.1%
Pfizer, Inc.	3.0%
BNP Paribas SA	2.9%
Vodafone Group plc	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7%
NN Group NV	2.6%
Regions Financial Corp.	2.4%

SECTOR EXPOSURE (percent of equity holdings)
Financials	27.7%
Information Technology	14.3%
Health Care	12.5%
Communication Services	10.8%
Energy	10.6%
Materials	6.6%
Utilities	5.7%
Industrials	4.0%
Consumer Discretionary	3.7%
Consumer Staples	3.5%
Real Estate	0.6%
Thornburg Equity Funds Annual Report  |  31

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢	30.0¢	95.5¢
2020	19.0¢	19.0¢	21.0¢	29.0¢	88.0¢
2021	22.5¢	27.5¢	31.0¢	43.5¢	124.5¢
2022	20.0¢	25.0¢	29.0¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
32  |  Thornburg Equity Funds Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 9/30/2022
Pharmaceuticals, Biotechnology & Life Sciences	12.5%
Telecommunication Services	10.8%
Energy	10.6%
Semiconductors & Semiconductor Equipment	10.2%
Banks	9.9%
Diversified Financials	9.6%
Insurance	8.1%
Materials	6.6%
Utilities	5.7%
Technology Hardware & Equipment	4.1%

As of 6/30/2022
Pharmaceuticals, Biotechnology & Life Sciences	13.9%
Telecommunication Services	12.1%
Semiconductors & Semiconductor Equipment	10.3%
Diversified Financials	9.8%
Banks	9.4%
Insurance	8.0%
Energy	7.8%
Utilities	7.3%
Materials	5.9%
Technology Hardware & Equipment	4.1%

As of 3/31/2022
Telecommunication Services	16.7%
Pharmaceuticals, Biotechnology & Life Sciences	14.3%
Semiconductors & Semiconductor Equipment	11.4%
Diversified Financials	11.3%
Insurance	6.9%
Banks	6.8%
Utilities	6.3%
Materials	5.7%
Energy	4.8%
Technology Hardware & Equipment	4.6%

As of 12/31/2021
Telecommunication Services	14.6%
Pharmaceuticals, Biotechnology & Life Sciences	13.1%
Semiconductors & Semiconductor Equipment	12.9%
Diversified Financials	11.4%
Banks	7.2%
Insurance	6.8%
Utilities	5.9%
Energy	5.5%
Food & Staples Retailing	5.3%
Materials	5.1%

THORNBURG INVESTMENT INCOME BUILDER FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Thornburg Equity Funds Annual Report  |  33

Fund Summary
Thornburg Summit Fund  |  September 30, 2022 (Unaudited)
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Information Technology	26.5%
Financials	15.7%
Communication Services	10.6%
Health Care	9.1%
Consumer Discretionary	8.2%
Energy	7.0%
Exchange Traded Funds	6.7%
Industrials	6.6%
Materials	5.7%
Consumer Staples	3.9%
TOP TEN LONG HOLDINGS
Microsoft Corp.	2.4%
Merck & Co., Inc.	2.0%
TotalEnergies SE	1.9%
NN Group NV	1.9%
Alphabet, Inc. Class A	1.8%
Mastercard, Inc. Class A	1.7%
Visa, Inc. Class A	1.5%
Apple, Inc.	1.5%
L3Harris Technologies, Inc.	1.5%
Roche Holding AG	1.4%

THORNBURG SUMMIT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSAMX	885-216-358
Class I	TSUMX	885-216-580
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class A shares are not currently available for purchase.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

34  |  Thornburg Equity Funds Annual Report

Schedule of Investments
Thornburg Global Opportunities Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Common Stock — 86.3%
	Banks — 9.2%
	Banks — 9.2%
	Bank of Ireland Group plc	6,154,498	$ 39,474,851
	BNP Paribas SA	285,137	12,043,967
	Citigroup, Inc.	523,000	21,793,410
			73,312,228
	Capital Goods — 3.0%
	Aerospace & Defense — 1.1%
	L3Harris Technologies, Inc.	43,120	8,961,629
	Electrical Equipment — 1.9%
	Vestas Wind Systems A/S	809,286	14,901,269
			23,862,898
	Commercial & Professional Services — 3.4%
	Professional Services — 3.4%
[a]	CACI International, Inc. Class A	103,000	26,889,180
			26,889,180
	Consumer Durables & Apparel — 1.0%
	Household Durables — 1.0%
	Barratt Developments plc	2,105,444	7,957,355
			7,957,355
	Consumer Services — 2.1%
	Hotels, Restaurants & Leisure — 2.1%
[a]	Booking Holdings, Inc.	3,139	5,158,036
	Galaxy Entertainment Group Ltd.	2,036,462	11,970,098
			17,128,134
	Diversified Financials — 8.0%
	Capital Markets — 4.0%
	Charles Schwab Corp.	438,660	31,526,494
	Consumer Finance — 4.0%
	Capital One Financial Corp.	348,286	32,101,521
			63,628,015
	Energy — 13.2%
	Oil, Gas & Consumable Fuels — 13.2%
	Reliance Industries Ltd.	1,550,885	44,979,614
	Shell plc	619,429	15,450,493
	TotalEnergies SE	953,499	44,732,972
			105,163,079
	Food & Staples Retailing — 1.3%
	Food & Staples Retailing — 1.3%
	Tesco plc	4,682,257	10,746,116
			10,746,116
	Insurance — 3.6%
	Insurance — 3.6%
	NN Group NV	745,967	29,013,587
			29,013,587
	Materials — 12.6%
	Chemicals — 5.7%
	CF Industries Holdings, Inc.	69,387	6,678,498
	OCI NV	1,064,555	38,975,032
	Metals & Mining — 6.9%
	First Quantum Minerals Ltd.	702,106	11,919,055
	Freeport-McMoRan, Inc.	373,203	10,199,638
	Mineral Resources Ltd.	783,190	32,873,952
See notes to financial statements.	Thornburg Equity Funds Annual Report | 35

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
			100,646,175
	Media & Entertainment — 5.7%
	Entertainment — 0.1%
[a]	Warner Bros Discovery, Inc.	73,572	$ 846,078
	Interactive Media & Services — 5.6%
[a]	Alphabet, Inc. Class A	377,440	36,102,136
[a]	Meta Platforms, Inc. Class A	52,025	7,058,752
	Tencent Holdings Ltd.	42,892	1,448,733
			45,455,699
	Pharmaceuticals, Biotechnology & Life Sciences — 6.5%
	Biotechnology — 0.6%
	AbbVie, Inc.	33,903	4,550,122
	Pharmaceuticals — 5.9%
	Pfizer, Inc.	571,041	24,988,754
	Roche Holding AG	68,837	22,408,686
			51,947,562
	Retailing — 4.8%
	Internet & Direct Marketing Retail — 0.8%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	31,552	2,523,845
	JD.com, Inc. Class A	155,539	3,923,966
	Specialty Retail — 4.0%
	TJX Companies, Inc.	515,161	32,001,801
			38,449,612
	Semiconductors & Semiconductor Equipment — 5.1%
	Semiconductors & Semiconductor Equipment — 5.1%
	Micron Technology, Inc.	315,945	15,828,844
[a]	Qorvo, Inc.	83,426	6,624,859
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,373,114	18,201,163
			40,654,866
	Software & Services — 1.1%
	Software — 1.1%
	SAP SE	106,684	8,694,227
			8,694,227
	Technology Hardware & Equipment — 2.6%
	Technology Hardware, Storage & Peripherals — 2.6%
	Samsung Electronics Co. Ltd.	570,266	20,939,735
			20,939,735
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.6%
[a]	Converge ICT Solutions, Inc.	33,263,215	7,394,525
	Deutsche Telekom AG	768,377	13,079,054
	Wireless Telecommunication Services — 0.5%
[a]	T-Mobile US, Inc.	32,679	4,384,542
			24,858,121
	Total Common Stock (Cost $546,614,559)		689,346,589
	Exchange-Traded Funds — 3.0%
	iShares China Large-Cap ETF	933,918	24,151,119
	Total Exchange-Traded Funds (Cost $25,995,583)		24,151,119
	Short-Term Investments — 8.4%
[b]	Thornburg Capital Management Fund	6,725,361	67,253,606
	Total Short-Term Investments (Cost $67,253,606)		67,253,606
	Total Investments — 97.7% (Cost $639,863,748)		$780,751,314
36 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2022
Issuer-Description	SHARES	VALUE
Other Assets Less Liabilities — 2.3%		18,463,118
Net Assets — 100.0%		$799,214,432

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2022
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	34,602,200	10/14/2022	38,643,384	$ 2,615,414	$ —
Great Britain Pound	SSB	Buy	7,225,300	10/14/2022	8,069,141	—	(124,414)
Great Britain Pound	SSB	Buy	4,599,800	10/14/2022	5,137,010	206,392	—
Great Britain Pound	SSB	Buy	4,349,600	10/14/2022	4,857,589	127,486	—
Great Britain Pound	SSB	Buy	3,192,700	10/14/2022	3,565,575	24,392	—
Great Britain Pound	SSB	Buy	4,257,800	10/14/2022	4,755,067	16,988	—
Euro	BBH	Sell	33,884,000	11/18/2022	33,311,348	1,376,380	—
Euro	SSB	Sell	33,884,000	11/18/2022	33,311,348	1,392,679	—

Total						$ 5,759,731	$ (124,414)

Net unrealized appreciation (depreciation)						$ 5,635,317

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	45.2%
Netherlands	11.7%
France	8.0%
India	6.3%
Ireland	5.5%
Australia	4.6%
Germany	3.1%
South Korea	2.9%
United Kingdom	2.6%
Taiwan	2.5%
Denmark	2.1%
Macao	1.7%
Zambia	1.7%
China	1.1%
Philippines	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 37

Schedule of Investments
Thornburg International Equity Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Common Stock — 93.0%
	Banks — 4.1%
	Banks — 4.1%
	China Merchants Bank Co. Ltd. Class A	9,357,636	$ 44,244,436
	ING Groep NV	4,929,917	42,241,634
			86,486,070
	Capital Goods — 10.7%
	Aerospace & Defense — 1.8%
	Safran SA	419,529	38,172,834
	Construction & Engineering — 2.3%
	Ferrovial SA	2,146,055	48,712,461
	Electrical Equipment — 5.0%
	ABB Ltd.	2,357,979	60,881,668
	Schneider Electric SE	399,041	45,071,983
	Industrial Conglomerates — 1.6%
	Hitachi Ltd.	773,679	32,924,736
			225,763,682
	Commercial & Professional Services — 2.1%
	Professional Services — 2.1%
	Recruit Holdings Co. Ltd.	1,514,469	43,625,236
			43,625,236
	Consumer Durables & Apparel — 5.5%
	Household Durables — 2.3%
	Sony Group Corp.	736,804	47,460,798
	Textiles, Apparel & Luxury Goods — 3.2%
	LVMH Moet Hennessy Louis Vuitton SE	113,935	67,173,191
			114,633,989
	Consumer Services — 0.5%
	Hotels, Restaurants & Leisure — 0.5%
[a]	Booking Holdings, Inc.	6,486	10,657,860
			10,657,860
	Diversified Financials — 4.6%
	Capital Markets — 4.6%
	CITIC Securities Co. Ltd. Class A	6,588,576	16,128,071
	CME Group, Inc.	180,123	31,905,187
	Hong Kong Exchanges & Clearing Ltd.	1,429,794	48,873,802
			96,907,060
	Energy — 6.1%
	Oil, Gas & Consumable Fuels — 6.1%
	Shell plc	965,617	24,085,502
	TotalEnergies SE	2,215,151	103,922,802
			128,008,304
	Food & Staples Retailing — 3.5%
	Food & Staples Retailing — 3.5%
	Alimentation Couche-Tard, Inc.	265,747	10,698,368
	Seven & i Holdings Co. Ltd.	1,586,610	63,734,178
			74,432,546
	Food, Beverage & Tobacco — 2.5%
	Beverages — 2.5%
	Kweichow Moutai Co. Ltd. Class A	202,913	53,402,877
			53,402,877
	Health Care Equipment & Services — 0.5%
	Health Care Equipment & Supplies — 0.5%
	Olympus Corp.	565,861	10,885,880
38 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
			10,885,880
	Household & Personal Products — 3.2%
	Personal Products — 3.2%
	L’Oreal SA	174,441	$ 55,776,115
	Shiseido Co. Ltd.	308,694	10,818,861
			66,594,976
	Insurance — 4.7%
	Insurance — 4.7%
	AIA Group Ltd.	5,177,392	43,106,463
	Assicurazioni Generali SpA	1,879,745	25,666,656
	NN Group NV	793,447	30,860,271
			99,633,390
	Materials — 5.7%
	Chemicals — 4.9%
	Air Liquide SA	364,554	41,668,186
	Linde plc	206,478	55,900,309
	Sika AG	26,540	5,334,320
	Construction Materials — 0.2%
	CRH plc	169,556	5,438,794
	Metals & Mining — 0.6%
	Norsk Hydro ASA	2,314,783	12,420,941
			120,762,550
	Media & Entertainment — 3.0%
	Entertainment — 2.1%
	Nintendo Co. Ltd.	1,078,217	43,489,100
	Interactive Media & Services — 0.9%
[a]	Kanzhun Ltd. ADR	1,190,578	20,096,957
			63,586,057
	Pharmaceuticals, Biotechnology & Life Sciences — 5.5%
	Pharmaceuticals — 5.5%
	AstraZeneca plc	496,380	54,566,766
	Roche Holding AG	187,100	60,907,145
			115,473,911
	Retailing — 4.3%
	Internet & Direct Marketing Retail — 4.3%
	JD.com, Inc. Class A	1,058,144	26,695,050
[a,b]	Meituan Class B	3,056,832	64,243,732
			90,938,782
	Semiconductors & Semiconductor Equipment — 3.2%
	Semiconductors & Semiconductor Equipment — 3.2%
	Infineon Technologies AG	242,696	5,311,165
	NVIDIA Corp.	128,234	15,566,325
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	608,526	41,720,542
	Tokyo Electron Ltd.	22,153	5,458,386
			68,056,418
	Software & Services — 5.0%
	Information Technology Services — 2.5%
	Mastercard, Inc. Class A	182,664	51,938,681
	Software — 2.5%
	Constellation Software, Inc.	15,570	21,664,995
	Hundsun Technologies, Inc. Class A	6,742,143	32,081,248
			105,684,924
	Technology Hardware & Equipment — 4.7%
	Communications Equipment — 1.5%
	Telefonaktiebolaget LM Ericsson Class B	5,580,656	32,621,430
See notes to financial statements.	Thornburg Equity Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg International Equity Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Electronic Equipment, Instruments & Components — 2.3%
	Keyence Corp.	145,428	$ 48,072,724
	Technology Hardware, Storage & Peripherals — 0.9%
	Samsung Electronics Co. Ltd.	506,599	18,601,931
			99,296,085
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.1%
	Orange SA	4,241,403	38,361,507
	Vantage Towers AG	1,042,644	26,973,195
			65,334,702
	Transportation — 4.1%
	Marine — 1.0%
	Kuehne + Nagel International AG	105,809	21,546,082
	Road & Rail — 3.1%
	Canadian Pacific Railway Ltd.	957,580	63,889,738
			85,435,820
	Utilities — 6.4%
	Electric Utilities — 4.5%
	Endesa SA	2,030,396	30,495,638
	Enel SpA	6,981,460	28,632,528
	Iberdrola SA	3,798,970	35,422,291
	Multi-Utilities — 1.9%
	E.ON SE	5,236,572	40,231,397
			134,781,854
	Total Common Stock (Cost $2,130,750,834)		1,960,382,973
	Short-Term Investments — 9.5%
[c]	Thornburg Capital Management Fund	20,153,319	201,533,193
	Total Short-Term Investments (Cost $201,533,193)		201,533,193
	Total Investments — 102.5% (Cost $2,332,284,027)		$2,161,916,166
	Liabilities Net of Other Assets — (2.5)%		(53,112,879)
	Net Assets — 100.0%		$2,108,803,287

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $64,243,732, representing 3.05% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
40 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  September 30, 2022
COUNTRY EXPOSURE * (percent of equity holdings)
France	17.6%
Japan	15.6%
China	13.1%
United States	11.0%
Spain	5.8%
United Kingdom	5.6%
Netherlands	5.0%
Canada	4.9%
Hong Kong	4.7%
Switzerland	4.5%
Germany	3.7%
Italy	2.8%
Taiwan	2.1%
Sweden	1.7%
South Korea	1.0%
Norway	0.6%
Ireland	0.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 41

Schedule of Investments
Thornburg Better World International Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Common Stock — 93.6%
	Banks — 9.8%
	Banks — 9.8%
	Bank of Montreal	44,431	$ 3,894,206
	China Merchants Bank Co. Ltd. Class A	2,367,488	11,193,871
	ING Groep NV	957,800	8,206,839
	National Australia Bank Ltd.	298,700	5,530,635
	United Overseas Bank Ltd.	481,400	8,719,393
			37,544,944
	Capital Goods — 8.8%
	Electrical Equipment — 4.8%
	ABB Ltd.	403,888	10,428,157
	Schneider Electric SE	71,445	8,069,767
	Industrial Conglomerates — 2.6%
	Hitachi Ltd.	235,000	10,000,676
	Trading Companies & Distributors — 1.4%
	Ashtead Group plc	121,697	5,465,387
			33,963,987
	Commercial & Professional Services — 4.9%
	Commercial Services & Supplies — 2.9%
[a]	China Conch Environment Protection Holdings Ltd.	936,500	479,247
	Waste Connections, Inc.	78,910	10,663,108
	Professional Services — 2.0%
	Recruit Holdings Co. Ltd.	265,200	7,639,253
			18,781,608
	Consumer Durables & Apparel — 3.8%
	Household Durables — 1.7%
	Sony Group Corp.	103,183	6,646,473
	Textiles, Apparel & Luxury Goods — 2.1%
	LVMH Moet Hennessy Louis Vuitton SE	13,561	7,995,222
			14,641,695
	Consumer Services — 1.7%
	Diversified Consumer Services — 0.2%
[a]	Coursera, Inc.	86,066	927,792
	Hotels, Restaurants & Leisure — 1.5%
	McDonald’s Corp.	24,130	5,567,756
			6,495,548
	Diversified Financials — 3.8%
	Capital Markets — 3.8%
	East Money Information Co. Ltd. Class A	2,291,082	5,666,152
	Hong Kong Exchanges & Clearing Ltd.	261,800	8,948,954
			14,615,106
	Food & Staples Retailing — 6.4%
	Food & Staples Retailing — 6.4%
	Alimentation Couche-Tard, Inc.	285,726	11,502,677
	Seven & i Holdings Co. Ltd.	325,700	13,083,380
			24,586,057
	Health Care Equipment & Services — 0.5%
	Health Care Equipment & Supplies — 0.5%
	Olympus Corp.	99,800	1,919,925
			1,919,925
	Household & Personal Products — 4.5%
	Personal Products — 4.5%
	L’Oreal SA	34,511	11,034,616
	Shiseido Co. Ltd.	174,500	6,115,737
42 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
			17,150,353
	Insurance — 2.3%
	Insurance — 2.3%
	AIA Group Ltd.	1,047,264	$ 8,719,419
			8,719,419
	Materials — 3.7%
	Chemicals — 2.1%
	Air Liquide SA	17,157	1,961,029
	Albemarle Corp.	3,915	1,035,283
	Linde plc	19,709	5,335,867
	Metals & Mining — 1.6%
	Norsk Hydro ASA	1,131,022	6,068,974
			14,401,153
	Media & Entertainment — 1.9%
	Entertainment — 1.6%
	Nintendo Co. Ltd.	153,000	6,171,144
	Interactive Media & Services — 0.3%
[a]	Kanzhun Ltd. ADR	56,824	959,189
			7,130,333
	Pharmaceuticals, Biotechnology & Life Sciences — 12.0%
	Biotechnology — 2.6%
	CSL Ltd.	55,442	10,083,076
	Life Sciences Tools & Services — 2.9%
	Lonza Group AG	14,665	7,140,255
[a,b]	Wuxi Biologics Cayman, Inc.	646,000	3,845,536
	Pharmaceuticals — 6.5%
	AstraZeneca plc, ADR	34,747	1,905,525
	Novartis AG	160,807	12,259,431
	Roche Holding AG	33,644	10,952,218
			46,186,041
	Retailing — 2.9%
	Internet & Direct Marketing Retail — 2.9%
[a]	Alibaba Group Holding Ltd.	707,300	7,058,384
	JD.com, Inc. Class A	165,802	4,182,883
			11,241,267
	Semiconductors & Semiconductor Equipment — 2.0%
	Semiconductors & Semiconductor Equipment — 2.0%
	NVIDIA Corp.	63,372	7,692,727
			7,692,727
	Software & Services — 16.3%
	Information Technology Services — 6.7%
	Computershare Ltd.	563,700	8,991,055
	Fidelity National Information Services, Inc.	62,628	4,732,798
	Nomura Research Institute Ltd.	255,700	6,245,020
	Visa, Inc. Class A	31,530	5,601,304
	Software — 9.6%
	Constellation Software, Inc.	5,937	8,261,084
	Hundsun Technologies, Inc. Class A	2,465,759	11,732,861
	SAP SE	126,385	10,299,763
[a]	SentinelOne, Inc. Class A	260,267	6,652,424
			62,516,309
	Technology Hardware & Equipment — 2.8%
	Electronic Equipment, Instruments & Components — 2.8%
	Halma plc	139,951	3,147,828
	Keyence Corp.	22,500	7,437,607
			10,585,435
See notes to financial statements.	Thornburg Equity Funds Annual Report | 43

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
	Orange SA	624,247	$ 5,646,022
			5,646,022
	Transportation — 2.8%
	Road & Rail — 2.8%
	Canadian Pacific Railway Ltd.	160,850	10,731,912
			10,731,912
	Utilities — 1.2%
	Electric Utilities — 1.2%
	Iberdrola SA	505,414	4,712,573
			4,712,573
	Total Common Stock (Cost $433,654,688)		359,262,414
	Short-Term Investments — 5.6%
[c]	Thornburg Capital Management Fund	2,144,404	21,444,036
	Total Short-Term Investments (Cost $21,444,036)		21,444,036
	Total Investments — 99.2% (Cost $455,098,724)		$380,706,450
	Other Assets Less Liabilities — 0.8%		3,129,747
	Net Assets — 100.0%		$383,836,197

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $3,845,536, representing 1.00% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
Japan	18.2%
United States	17.2%
China	12.6%
Canada	9.6%
Switzerland	8.3%
France	7.4%
Australia	6.8%
Hong Kong	4.9%
United Kingdom	4.4%
Germany	2.9%
Singapore	2.4%
Netherlands	2.3%
Norway	1.7%
Spain	1.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
44 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg International Growth Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Common Stock — 94.4%
	Automobiles & Components — 2.1%
	Automobiles — 2.1%
	Ferrari NV	103,430	$ 19,134,550
			19,134,550
	Banks — 2.7%
	Banks — 2.7%
	HDFC Bank Ltd. ADR	428,658	25,042,200
			25,042,200
	Capital Goods — 3.7%
	Machinery — 2.0%
	Kone OYJ Class B	486,227	18,733,607
	Trading Companies & Distributors — 1.7%
	Ashtead Group plc	351,912	15,804,295
			34,537,902
	Commercial & Professional Services — 2.5%
	Professional Services — 2.5%
	Nihon M&A Center Holdings, Inc.	696,400	7,964,831
	Wolters Kluwer NV	157,208	15,307,911
			23,272,742
	Consumer Durables & Apparel — 4.6%
	Textiles, Apparel & Luxury Goods — 4.6%
	adidas AG	71,260	8,192,138
	LVMH Moet Hennessy Louis Vuitton SE	57,247	33,751,381
			41,943,519
	Consumer Services — 2.6%
	Hotels, Restaurants & Leisure — 2.6%
[a]	Booking Holdings, Inc.	14,331	23,548,843
			23,548,843
	Diversified Financials — 3.0%
	Capital Markets — 3.0%
	Deutsche Boerse AG	168,704	27,655,083
			27,655,083
	Energy — 2.0%
	Oil, Gas & Consumable Fuels — 2.0%
	TotalEnergies SE	392,270	18,403,169
			18,403,169
	Food, Beverage & Tobacco — 10.7%
	Beverages — 4.0%
	Diageo plc	391,263	16,469,626
	Kweichow Moutai Co. Ltd. Class A	78,067	20,545,763
	Food Products — 6.7%
	Nestle SA	568,801	61,519,987
			98,535,376
	Health Care Equipment & Services — 2.2%
	Health Care Equipment & Supplies — 2.2%
	Carl Zeiss Meditec AG	45,725	4,749,644
	Olympus Corp.	815,000	15,678,749
			20,428,393
	Household & Personal Products — 3.6%
	Personal Products — 3.6%
	Beiersdorf AG	105,029	10,320,391
	L’Oreal SA	70,300	22,477,863
See notes to financial statements.	Thornburg Equity Funds Annual Report | 45

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
			32,798,254
	Insurance — 2.6%
	Insurance — 2.6%
	Aon plc Class A	90,997	$ 24,375,366
			24,375,366
	Materials — 3.4%
	Chemicals — 1.7%
	Air Liquide SA	137,119	15,672,575
	Containers & Packaging — 0.5%
	SIG Combibloc Group AG	223,246	4,532,805
	Metals & Mining — 1.2%
	Teck Resources Ltd.	360,708	10,969,952
			31,175,332
	Media & Entertainment — 9.3%
	Entertainment — 3.3%
	Activision Blizzard, Inc.	411,520	30,592,397
	Interactive Media & Services — 6.0%
	carsales.com Ltd.	963,683	11,495,071
	Hemnet Group AB	844,734	10,719,230
	Tencent Holdings Ltd.	965,900	32,624,537
			85,431,235
	Pharmaceuticals, Biotechnology & Life Sciences — 12.5%
	Biotechnology — 2.9%
	CSL Ltd.	147,787	26,877,593
	Life Sciences Tools & Services — 4.4%
[a]	ICON plc ADR	98,286	18,063,001
	Lonza Group AG	45,918	22,357,058
	Pharmaceuticals — 5.2%
	AstraZeneca plc	433,246	47,626,482
			114,924,134
	Retailing — 3.4%
	Internet & Direct Marketing Retail — 2.5%
	JD.com, Inc. Class A	375,316	9,468,540
[a]	MercadoLibre, Inc.	15,793	13,073,130
	Multiline Retail — 0.9%
	B&M European Value Retail SA	2,476,858	8,424,375
			30,966,045
	Semiconductors & Semiconductor Equipment — 10.1%
	Semiconductors & Semiconductor Equipment — 10.1%
	ASML Holding NV	83,232	34,481,254
	BE Semiconductor Industries NV	109,696	4,696,124
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,080,000	54,081,995
			93,259,373
	Software & Services — 9.6%
	Information Technology Services — 8.8%
[a]	Globant SA	76,560	14,322,845
	Mastercard, Inc. Class A	88,918	25,282,944
	Nomura Research Institute Ltd.	682,800	16,676,181
	Visa, Inc. Class A	139,659	24,810,421
	Software — 0.8%
[a]	Elastic NV	103,224	7,405,290
			88,497,681
	Technology Hardware & Equipment — 1.8%
	Electronic Equipment, Instruments & Components — 1.8%
	Keyence Corp.	49,300	16,296,623
46 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
			16,296,623
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
[b]	Cellnex Telecom SA	399,491	$ 12,322,928
			12,322,928
	Transportation — 0.7%
	Air Freight & Logistics — 0.7%
	DSV AS	54,588	6,394,843
			6,394,843
	Total Common Stock (Cost $830,570,082)		868,943,591
	Short-Term Investments — 5.0%
[c]	Thornburg Capital Management Fund	4,585,207	45,852,069
	Total Short-Term Investments (Cost $45,852,069)		45,852,069
	Total Investments — 99.4% (Cost $876,422,151)		$914,795,660
	Other Assets Less Liabilities — 0.6%		5,893,240
	Net Assets — 100.0%		$920,688,900

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $12,322,928, representing 1.34% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	26.5%
France	10.4%
United Kingdom	10.2%
China	7.2%
Japan	6.5%
Netherlands	6.3%
Taiwan	6.2%
Germany	5.9%
Australia	4.4%
Switzerland	3.1%
India	2.9%
Italy	2.2%
Finland	2.1%
Brazil	1.5%
Spain	1.4%
Canada	1.3%
Sweden	1.2%
Denmark	0.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 47

Schedule of Investments
Thornburg Developing World Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Common Stock — 94.0%
	Automobiles & Components — 3.0%
	Automobiles — 3.0%
[a]	Li Auto, Inc. Class A	818,859	$ 9,431,836
[a]	Tata Motors Ltd. Sponsored ADR	771,916	18,726,682
			28,158,518
	Banks — 15.6%
	Banks — 15.6%
	Bank Rakyat Indonesia Persero Tbk PT	87,389,867	25,576,612
	China Construction Bank Corp. Class H	32,695,307	18,871,777
	Grupo Financiero Banorte SAB de CV Class O	2,895,731	18,549,530
	HDFC Bank Ltd.	1,109,288	19,228,426
[b]	Postal Savings Bank of China Co. Ltd. Class H	44,008,669	25,866,747
	Saudi National Bank	1,426,950	23,809,337
	SCB X PCL	5,106,325	13,992,050
			145,894,479
	Capital Goods — 1.3%
	Machinery — 1.3%
	Shenzhen Inovance Technology Co. Ltd. Class A	1,557,698	12,599,332
			12,599,332
	Consumer Durables & Apparel — 0.9%
	Textiles, Apparel & Luxury Goods — 0.9%
	Shenzhou International Group Holdings Ltd.	1,116,189	8,618,718
			8,618,718
	Consumer Services — 4.7%
	Hotels, Restaurants & Leisure — 4.7%
	H World Group Ltd. ADR	274,932	9,221,219
	Yum China Holdings, Inc.	724,989	34,410,486
			43,631,705
	Diversified Financials — 9.4%
	Capital Markets — 5.4%
	B3 SA - Brasil Bolsa Balcao	8,515,536	20,600,767
	East Money Information Co. Ltd. Class A	5,200,140	12,860,641
[a]	XP, Inc. Class A	884,213	16,808,889
	Consumer Finance — 2.0%
	SBI Cards & Payment Services Ltd.	1,696,865	18,930,032
	Diversified Financial Services — 2.0%
	Chailease Holding Co. Ltd.	3,312,779	18,922,970
			88,123,299
	Energy — 3.1%
	Oil, Gas & Consumable Fuels — 3.1%
	Petroleo Brasileiro SA Sponsored ADR	598,179	7,381,529
	PTT Exploration & Production PCL	2,845,081	12,132,026
	Reliance Industries Ltd.	328,031	9,513,734
			29,027,289
	Food & Staples Retailing — 4.1%
	Food & Staples Retailing — 4.1%
[a,b]	Dino Polska SA	304,873	18,466,431
	Wal-Mart de Mexico SAB de CV	5,531,907	19,428,078
			37,894,509
	Food, Beverage & Tobacco — 1.0%
	Beverages — 1.0%
	Wuliangye Yibin Co. Ltd. Class A	389,757	9,271,462
			9,271,462
48 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Insurance — 3.0%
	Insurance — 3.0%
	AIA Group Ltd.	3,356,526	$ 27,946,110
			27,946,110
	Materials — 5.7%
	Chemicals — 2.4%
	Fertiglobe plc	9,231,371	14,346,871
	Sociedad Quimica y Minera de Chile SA Sponsored ADR	94,222	8,550,647
	Construction Materials — 0.8%
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	1,920,536	7,127,437
	Metals & Mining — 2.5%
	Cia Brasileira de Aluminio	4,427,328	9,389,200
	First Quantum Minerals Ltd.	831,115	14,109,130
			53,523,285
	Media & Entertainment — 6.6%
	Entertainment — 1.0%
	NetEase, Inc.	620,992	9,370,410
	Interactive Media & Services — 5.6%
	NAVER Corp.	93,541	12,461,180
	Tencent Holdings Ltd.	1,170,309	39,528,718
			61,360,308
	Pharmaceuticals, Biotechnology & Life Sciences — 1.0%
	Pharmaceuticals — 1.0%
[a,b]	Gland Pharma Ltd.	365,268	9,360,949
			9,360,949
	Retailing — 12.1%
	Internet & Direct Marketing Retail — 9.4%
[a]	Alibaba Group Holding Ltd.	2,845,622	28,397,418
[a]	JD.com, Inc. Class A	552,677	13,943,036
[a,b]	Meituan Class B	1,262,443	26,532,060
[a]	MercadoLibre, Inc.	11,585	9,589,831
	Naspers Ltd. Class N	77,581	9,621,870
	Specialty Retail — 2.7%
	China Tourism Group Duty Free Corp. Ltd. Class A	674,998	18,650,254
	K Car Co. Ltd.	705,055	6,672,379
			113,406,848
	Semiconductors & Semiconductor Equipment — 7.0%
	Semiconductors & Semiconductor Equipment — 7.0%
	Micron Technology, Inc.	186,767	9,357,026
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,232,267	56,100,354
			65,457,380
	Software & Services — 3.0%
	Information Technology Services — 3.0%
[a]	EPAM Systems, Inc.	21,242	7,693,640
[a]	Globant SA	40,898	7,651,198
	Infosys Ltd. Sponsored ADR	760,660	12,908,400
			28,253,238
	Technology Hardware & Equipment — 5.1%
	Electronic Equipment, Instruments & Components — 2.9%
	Hon Hai Precision Industry Co. Ltd.	8,339,754	26,704,868
	Technology Hardware, Storage & Peripherals — 2.2%
	Samsung Electronics Co. Ltd.	565,151	20,751,916
			47,456,784
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
[a]	Converge ICT Solutions, Inc.	57,458,580	12,773,236
See notes to financial statements.	Thornburg Equity Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
			12,773,236
	Transportation — 3.0%
	Road & Rail — 1.6%
	Localiza Rent a Car SA	1,277,898	$ 14,471,955
	Transportation Infrastructure — 1.4%
	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,057,382	13,388,237
			27,860,192
	Utilities — 3.0%
	Electric Utilities — 1.0%
	Enel Chile SA	320,220,649	9,241,853
	Independent Power and Renewable Electricity Producers — 2.0%
	China Longyuan Power Group Corp. Ltd. Class H	15,197,487	18,990,726
			28,232,579
	Total Common Stock (Cost $935,732,551)		878,850,220
	Rights — 0.0%
	Transportation — 0.0%
	Road & Rail — 0.0%
[a]	Localiza Rent a Car SA	3,096	6,313
			6,313
	Total Rights (Cost $0)		6,313
	Short-Term Investments — 4.0%
[c]	Thornburg Capital Management Fund	3,726,163	37,261,633
	Total Short-Term Investments (Cost $37,261,633)		37,261,633
	Total Investments — 98.0% (Cost $972,994,184)		$916,118,166
	Other Assets Less Liabilities — 2.0%		18,542,869
	Net Assets — 100.0%		$934,661,035

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $80,226,187, representing 8.58% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
50 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2022
COUNTRY EXPOSURE * (percent of equity holdings)
China	34.6%
Taiwan	11.6%
India	10.1%
Brazil	8.9%
Mexico	5.8%
South Korea	4.5%
Hong Kong	3.2%
Thailand	3.0%
Indonesia	2.9%
United States	2.8%
Saudi Arabia	2.7%
Poland	2.1%
Chile	2.0%
United Arab Emirates	1.6%
Zambia	1.6%
Philippines	1.5%
South Africa	1.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 51

Schedule of Investments
Thornburg Small/Mid Cap Core Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Common Stock — 100.0%
	Automobiles & Components — 0.9%
	Auto Components — 0.9%
[a]	Gentherm, Inc.	96,220	$ 4,785,021
			4,785,021
	Banks — 6.6%
	Banks — 4.7%
	Pinnacle Financial Partners, Inc.	189,850	15,396,835
	Signature Bank	62,166	9,387,066
	Thrifts & Mortgage Finance — 1.9%
	Walker & Dunlop, Inc.	122,669	10,271,075
			35,054,976
	Capital Goods — 8.7%
	Building Products — 2.3%
[a]	Builders FirstSource, Inc.	212,021	12,492,277
	Construction & Engineering — 0.8%
[a]	API Group Corp.	313,092	4,154,731
	Machinery — 4.0%
[a]	Chart Industries, Inc.	65,919	12,152,168
	ITT, Inc.	136,607	8,925,901
	Trading Companies & Distributors — 1.6%
	Applied Industrial Technologies, Inc.	83,531	8,585,316
			46,310,393
	Commercial & Professional Services — 8.4%
	Commercial Services & Supplies — 6.1%
[a]	Casella Waste Systems, Inc. Class A	233,822	17,861,663
[a]	Clean Harbors, Inc.	130,489	14,351,180
	Professional Services — 2.3%
	Booz Allen Hamilton Holding Corp. Class A	132,630	12,248,380
[a]	Sterling Check Corp.	8,643	152,463
			44,613,686
	Consumer Durables & Apparel — 1.7%
	Textiles, Apparel & Luxury Goods — 1.7%
[a]	Deckers Outdoor Corp.	28,130	8,793,719
			8,793,719
	Diversified Financials — 3.6%
	Capital Markets — 3.6%
	LPL Financial Holdings, Inc.	87,139	19,038,129
			19,038,129
	Energy — 9.8%
	Energy Equipment & Services — 2.1%
[a]	Liberty Energy, Inc. Class A	871,281	11,047,843
	Oil, Gas & Consumable Fuels — 7.7%
	Chesapeake Energy Corp.	290,951	27,410,494
	Matador Resources Co.	273,105	13,360,296
			51,818,633
	Food & Staples Retailing — 3.0%
	Food & Staples Retailing — 3.0%
[a]	BJ’s Wholesale Club Holdings, Inc.	218,518	15,910,296
			15,910,296
	Food, Beverage & Tobacco — 5.0%
	Food Products — 5.0%
	Lamb Weston Holdings, Inc.	174,487	13,501,804
[a]	SunOpta, Inc.	1,409,323	12,824,839
52 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
			26,326,643
	Health Care Equipment & Services — 6.1%
	Health Care Equipment & Supplies — 4.0%
	CONMED Corp.	75,843	$ 6,080,333
[a]	Envista Holdings Corp.	321,941	10,562,884
[a]	Heska Corp.	64,777	4,723,539
	Health Care Providers & Services — 2.1%
[a]	Acadia Healthcare Co., Inc.	84,793	6,629,117
[a]	PetIQ, Inc. Class A	607,472	4,191,557
			32,187,430
	Insurance — 2.7%
	Insurance — 2.7%
	Assurant, Inc.	99,507	14,455,382
			14,455,382
	Materials — 7.8%
	Chemicals — 4.3%
	Element Solutions, Inc.	563,102	9,161,669
	Sensient Technologies Corp.	196,243	13,607,490
	Containers & Packaging — 2.3%
	Crown Holdings, Inc.	152,485	12,355,859
	Metals & Mining — 1.2%
	First Quantum Minerals Ltd.	365,415	6,203,339
			41,328,357
	Media & Entertainment — 1.2%
	Media — 1.2%
[a]	WideOpenWest, Inc.	517,464	6,349,283
			6,349,283
	Pharmaceuticals, Biotechnology & Life Sciences — 5.1%
	Biotechnology — 1.5%
[a]	Horizon Therapeutics plc	127,277	7,877,174
	Life Sciences Tools & Services — 3.6%
[a]	Avantor, Inc.	588,698	11,538,481
	Azenta, Inc.	180,840	7,750,802
			27,166,457
	Real Estate — 5.1%
	Equity Real Estate Investment Trusts — 3.1%
	Independence Realty Trust, Inc.	427,498	7,152,041
	Kite Realty Group Trust	547,653	9,430,585
	Real Estate Management & Development — 2.0%
[a]	Jones Lang LaSalle, Inc.	68,826	10,397,544
			26,980,170
	Retailing — 4.0%
	Distributors — 1.5%
	Pool Corp.	25,486	8,109,900
	Multiline Retail — 1.6%
[a]	Ollie’s Bargain Outlet Holdings, Inc.	165,013	8,514,671
	Specialty Retail — 0.9%
[a]	Floor & Decor Holdings, Inc. Class A	66,262	4,655,568
			21,280,139
	Semiconductors & Semiconductor Equipment — 2.3%
	Semiconductors & Semiconductor Equipment — 2.3%
[a]	FormFactor, Inc.	299,795	7,509,865
[a]	MaxLinear, Inc.	149,187	4,866,480
			12,376,345
	Software & Services — 11.2%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 53

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Information Technology Services — 1.5%
[a]	Repay Holdings Corp. Class A	1,128,149	$ 7,964,732
	Software — 9.7%
[a]	Agilysys, Inc.	245,090	13,565,731
[a]	Aspen Technology, Inc.	59,603	14,197,435
[a]	Black Knight, Inc.	183,528	11,879,767
[a]	CCC Intelligent Solutions Holdings, Inc.	656,101	5,970,519
[a]	Instructure Holdings, Inc.	252,302	5,621,289
			59,199,473
	Technology Hardware & Equipment — 2.1%
	Electronic Equipment, Instruments & Components — 2.1%
[a]	Teledyne Technologies, Inc.	32,595	10,999,835
			10,999,835
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
[a]	Radius Global Infrastructure, Inc. Class A	830,603	7,824,280
			7,824,280
	Utilities — 3.2%
	Independent Power and Renewable Electricity Producers — 3.2%
	AES Corp.	763,213	17,248,614
			17,248,614
	Total Common Stock (Cost $578,124,846)		530,047,261
	Short-Term Investments — 0.7%
[b]	Thornburg Capital Management Fund	386,793	3,867,931
	Total Short-Term Investments (Cost $3,867,931)		3,867,931
	Total Investments — 100.7% (Cost $581,992,777)		$533,915,192
	Liabilities Net of Other Assets — (0.7)%		(3,566,836)
	Net Assets — 100.0%		$530,348,356

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
54 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Common Stock — 98.9%
	Automobiles & Components — 3.2%
	Auto Components — 3.2%
[a]	Fox Factory Holding Corp.	82,840	$ 6,550,987
[a]	Gentherm, Inc.	54,418	2,706,207
			9,257,194
	Capital Goods — 9.2%
	Building Products — 2.6%
	Zurn Elkay Water Solutions Corp.	310,805	7,614,722
	Construction & Engineering — 2.5%
[a]	WillScot Mobile Mini Holdings Corp.	179,195	7,226,934
	Machinery — 4.1%
[a]	Chart Industries, Inc.	64,639	11,916,200
			26,757,856
	Commercial & Professional Services — 6.7%
	Commercial Services & Supplies — 3.9%
[a]	Casella Waste Systems, Inc. Class A	146,698	11,206,260
	Professional Services — 2.8%
	Booz Allen Hamilton Holding Corp. Class A	88,454	8,168,727
[a]	Sterling Check Corp.	6,357	112,138
			19,487,125
	Consumer Durables & Apparel — 2.0%
	Leisure Products — 1.3%
[a]	YETI Holdings, Inc.	130,588	3,724,370
	Textiles, Apparel & Luxury Goods — 0.7%
[a]	On Holding AG Class A	137,326	2,204,082
			5,928,452
	Diversified Financials — 0.6%
	Capital Markets — 0.6%
[a]	Open Lending Corp. Class A	222,458	1,788,562
			1,788,562
	Energy — 2.5%
	Energy Equipment & Services — 2.5%
	Cactus, Inc. Class A	188,601	7,247,936
			7,247,936
	Food & Staples Retailing — 1.6%
	Food & Staples Retailing — 1.6%
[a]	Grocery Outlet Holding Corp.	135,358	4,506,068
			4,506,068
	Food, Beverage & Tobacco — 6.4%
	Beverages — 2.7%
[a]	Celsius Holdings, Inc.	85,302	7,735,185
	Food Products — 3.7%
[a]	Freshpet, Inc.	97,396	4,878,566
[a]	Sovos Brands, Inc.	423,472	6,030,241
			18,643,992
	Health Care Equipment & Services — 10.4%
	Health Care Equipment & Supplies — 9.3%
[a]	AtriCure, Inc.	126,926	4,962,807
	CONMED Corp.	71,223	5,709,948
[a]	Heska Corp.	71,696	5,228,072
[a]	Shockwave Medical, Inc.	40,656	11,305,214
	Health Care Providers & Services — 1.1%
[a]	Option Care Health, Inc.	100,013	3,147,409
See notes to financial statements.	Thornburg Equity Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
			30,353,450
	Insurance — 3.1%
	Insurance — 3.1%
[a]	Ryan Specialty Holdings, Inc. Class A	223,921	$ 9,095,671
			9,095,671
	Materials — 2.8%
	Chemicals — 2.8%
[a]	Livent Corp.	268,951	8,243,348
			8,243,348
	Media & Entertainment — 2.1%
	Entertainment — 2.1%
[a]	Liberty Media Corp-Liberty Formula One Class C	104,706	6,125,301
			6,125,301
	Pharmaceuticals, Biotechnology & Life Sciences — 10.9%
	Biotechnology — 5.6%
[a]	Cytokinetics, Inc.	74,198	3,594,893
[a]	Horizon Therapeutics plc	117,535	7,274,241
[a]	IVERIC bio, Inc.	309,268	5,548,268
	Life Sciences Tools & Services — 5.3%
[a]	Avantor, Inc.	405,074	7,939,451
[a]	Repligen Corp.	39,385	7,369,327
			31,726,180
	Real Estate — 0.8%
	Equity Real Estate Investment Trusts — 0.8%
	Independence Realty Trust, Inc.	142,294	2,380,579
			2,380,579
	Retailing — 3.8%
	Distributors — 2.0%
	Pool Corp.	17,818	5,669,866
	Specialty Retail — 1.8%
[a]	Floor & Decor Holdings, Inc. Class A	74,750	5,251,935
			10,921,801
	Semiconductors & Semiconductor Equipment — 5.5%
	Semiconductors & Semiconductor Equipment — 5.5%
[a]	Ambarella, Inc.	76,136	4,277,321
	Entegris, Inc.	87,368	7,253,291
	Monolithic Power Systems, Inc.	12,501	4,542,863
			16,073,475
	Software & Services — 17.5%
	Information Technology Services — 3.7%
[a]	Endava plc Sponsored ADR	56,251	4,535,518
[a]	Shift4 Payments, Inc. Class A	141,903	6,330,293
	Software — 13.8%
	Bentley Systems, Inc. Class B	253,581	7,757,043
[a]	Bill.com Holdings, Inc.	22,055	2,919,420
[a]	Black Knight, Inc.	140,295	9,081,295
[a]	CCC Intelligent Solutions Holdings, Inc.	537,617	4,892,315
[a]	Elastic NV	84,052	6,029,891
[a]	Paycom Software, Inc.	17,862	5,894,281
[a]	SentinelOne, Inc. Class A	141,710	3,622,108
			51,062,164
	Technology Hardware & Equipment — 7.4%
	Communications Equipment — 4.9%
[a]	Calix, Inc.	234,172	14,317,276
56 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2022
	Issuer-Description	SHARES	VALUE
	Electronic Equipment, Instruments & Components — 2.5%
[a]	Teledyne Technologies, Inc.	21,413	$ 7,226,245
			21,543,521
	Transportation — 2.4%
	Air Freight & Logistics — 0.9%
[a]	GXO Logistics, Inc.	73,011	2,559,766
	Road & Rail — 1.5%
[a]	Saia, Inc.	22,470	4,269,300
			6,829,066
	Total Common Stock (Cost $333,256,600)		287,971,741
	Short-Term Investments — 1.6%
[b]	Thornburg Capital Management Fund	453,333	4,533,328
	Total Short-Term Investments (Cost $4,533,328)		4,533,328
	Total Investments — 100.5% (Cost $337,789,928)		$292,505,069
	Liabilities Net of Other Assets — (0.5)%		(1,479,488)
	Net Assets — 100.0%		$291,025,581

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Annual Report | 57

Schedule of Investments
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 78.5%
	Automobiles & Components — 1.5%
	Automobiles — 1.5%
	Mercedes-Benz Group AG	1,479,700	$ 74,824,029
	Stellantis NV	5,164,500	61,005,352
			135,829,381
	Banks — 7.7%
	Banks — 7.7%
	BNP Paribas SA	6,321,500	267,015,288
	Citigroup, Inc.	993,199	41,386,602
	JPMorgan Chase & Co.	1,747,148	182,576,966
	Regions Financial Corp.	11,232,655	225,439,386
			716,418,242
	Capital Goods — 2.3%
	Aerospace & Defense — 1.0%
	BAE Systems plc	10,030,100	88,128,679
	Electrical Equipment — 0.3%
	ABB Ltd.	1,106,000	28,556,287
	Industrial Conglomerates — 1.0%
	Siemens AG	971,100	94,918,076
			211,603,042
	Diversified Financials — 7.6%
	Capital Markets — 4.7%
	CME Group, Inc.	1,674,393	296,585,232
	MidCap Financial Investment Corp.	2,937,783	30,024,142
[a]	SLR Investment Corp.	4,307,900	53,073,328
	UBS Group AG	4,225,272	61,300,090
	Diversified Financial Services — 1.8%
	Equitable Holdings, Inc.	5,628,308	148,305,916
	M&G plc	8,949,000	16,485,130
	Mortgage Real Estate Investment Trusts — 1.1%
[a]	Chimera Investment Corp.	17,317,311	90,396,363
	Granite Point Mortgage Trust, Inc.	1,417,500	9,128,700
			705,298,901
	Energy — 8.2%
	Oil, Gas & Consumable Fuels — 8.2%
	Enbridge, Inc.	3,309,521	122,715,941
[b]	LUKOIL PJSC	314,000	215,940
[a,b,c]	Malamute Energy, Inc.	12,439	12,439
	Petroleo Brasileiro SA Sponsored ADR	6,346,016	78,309,838
	Shell plc	4,878,000	121,013,082
	TotalEnergies SE	8,807,100	413,181,094
	Woodside Energy Group Ltd.	1,307,742	26,719,149
			762,167,483
	Food & Staples Retailing — 2.4%
	Food & Staples Retailing — 2.4%
	Tesco plc	89,458,330	205,313,288
	Walgreens Boots Alliance, Inc.	730,445	22,935,973
			228,249,261
	Food, Beverage & Tobacco — 0.3%
	Food Products — 0.3%
	Nestle SA	289,900	31,354,805
			31,354,805
	Insurance — 6.4%
	Insurance — 6.4%
58 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Assicurazioni Generali SpA	15,779,847	$ 215,463,215
	Aviva plc	10,012,536	42,942,157
	AXA SA	2,620,500	57,213,118
	Legal & General Group plc	18,270,000	43,610,135
	NN Group NV	6,151,220	239,245,109
			598,473,734
	Materials — 5.2%
	Chemicals — 1.5%
	LyondellBasell Industries NV Class A	1,867,909	140,616,190
	Metals & Mining — 3.7%
	BHP Group Ltd.	4,625,000	114,968,778
	Glencore plc	42,737,800	224,587,660
[b]	MMC Norilsk Nickel PJSC	351,400	1,980,273
			482,152,901
	Pharmaceuticals, Biotechnology & Life Sciences — 9.8%
	Biotechnology — 1.7%
	AbbVie, Inc.	1,207,237	162,023,278
	Pharmaceuticals — 8.1%
	AstraZeneca plc	1,175,800	129,255,014
	Merck & Co., Inc.	1,468,094	126,432,255
	Novartis AG	700,600	53,411,587
	Pfizer, Inc.	6,382,021	279,277,239
	Roche Holding AG	508,000	165,370,548
			915,769,921
	Real Estate — 0.4%
	Equity Real Estate Investment Trusts — 0.4%
	Washington Real Estate Investment Trust	2,354,592	41,346,636
			41,346,636
	Retailing — 1.5%
	Specialty Retail — 1.5%
	Home Depot, Inc.	505,482	139,482,703
			139,482,703
	Semiconductors & Semiconductor Equipment — 8.1%
	Semiconductors & Semiconductor Equipment — 8.1%
	Broadcom, Inc.	655,040	290,844,310
	QUALCOMM, Inc.	1,857,277	209,835,155
	Taiwan Semiconductor Manufacturing Co. Ltd.	18,903,000	250,566,656
			751,246,121
	Technology Hardware & Equipment — 3.2%
	Communications Equipment — 0.9%
	Cisco Systems, Inc.	2,053,251	82,130,040
	Technology Hardware, Storage & Peripherals — 2.3%
	Samsung Electronics Co. Ltd.	5,940,000	218,112,297
			300,242,337
	Telecommunication Services — 8.5%
	Diversified Telecommunication Services — 5.7%
	Deutsche Telekom AG	8,863,500	150,871,510
	Koninklijke KPN NV	12,933,000	35,001,409
	Orange SA	37,997,780	343,672,156
	Wireless Telecommunication Services — 2.8%
	Vodafone Group plc	237,227,924	265,505,379
			795,050,454
	Transportation — 0.9%
	Air Freight & Logistics — 0.9%
	Deutsche Post AG	2,770,100	83,489,818
See notes to financial statements.	Thornburg Equity Funds Annual Report | 59

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			83,489,818
	Utilities — 4.5%
	Electric Utilities — 4.0%
	Endesa SA	6,304,383	$ 94,689,008
	Enel SpA	45,577,671	186,924,215
	Energias de Portugal SA	20,615,600	89,471,966
	Multi-Utilities — 0.5%
	E.ON SE	6,212,000	47,725,389
			418,810,578
	Total Common Stock (Cost $7,247,320,306)		7,316,986,318
	Preferred Stock — 0.3%
	Banks — 0.1%
	Banks — 0.1%
[d,e,f]	First Horizon Bank 4.605% (LIBOR 3 Month + 0.85%)	12,000	9,604,500
			9,604,500
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[e,f]	Morgan Stanley Series A, 4.00% (LIBOR 3 Month + 0.70%)	120,000	2,397,600
			2,397,600
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[e]	Crestwood Equity Partners LP 9.25%	2,166,596	19,434,366
			19,434,366
	Total Preferred Stock (Cost $34,858,652)		31,436,466
	Asset Backed Securities — 2.6%
	Auto Receivables — 1.5%
	American Credit Acceptance Receivables Trust,
[d]	Series 2019-3 Class F, 5.42% due 5/12/2026	$ 6,850,000	6,800,680
[d]	Series 2019-4 Class F, 5.37% due 9/14/2026	5,000,000	4,927,514
[d]	Series 2020-1 Class F, 4.75% due 11/13/2026	5,460,000	5,326,690
	Carvana Auto Receivables Trust,
[d]	Series 2019-4A Class R, due 10/15/2026	32,000	10,648,298
[d]	Series 2021-P1 Class R, due 12/10/2027	24,000	4,624,333
[d]	Series 2021-P2 Class R, due 5/10/2028	8,000	2,906,513
[d]	Series 2021-P4 Class R, due 9/11/2028	17,500	7,929,878
[d]	Series 2022-P1 Class R, due 1/10/2029	24,000	8,566,253
	CPS Auto Receivables Trust,
[d]	Series 2018-B Class E, 5.61% due 12/16/2024	4,888,809	4,889,915
[d]	Series 2019-A Class E, 5.81% due 3/16/2026	1,000,000	1,000,873
[d]	Series 2020-A Class E, 4.09% due 12/15/2025	2,000,000	1,968,536
[d]	Series 2020-C Class F, 6.67% due 11/15/2027	3,000,000	2,874,597
[b,d]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	14,000,000	13,020,000
[d]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	40,000	862,571
[d]	DT Auto Owner Trust, Series 2020-1A Class E, 3.48% due 2/16/2027	4,500,000	4,253,722
	Flagship Credit Auto Trust,
[d]	Series 2018-4 Class R, due 3/16/2026	53,000	3,697,022
[d]	Series 2019-1 Class R, due 6/15/2026	6,000	316,813
[d]	Series 2019-2 Class R, due 12/15/2026	33,000	3,151,897
[d]	Series 2019-3 Class R, due 12/15/2026	60,000	5,953,429
[d]	Series 2019-4 Class R, due 3/15/2027	42,000	5,525,929
[d]	Foursight Capital Automobile Receivables Trust, Series 2020-1 Class F, 4.62% due 6/15/2027	3,180,000	3,103,244
	JPMorgan Chase Bank NA - CACLN,
[d]	Series 2020 -1 Class R, 33.784% due 1/25/2028	1,842,963	2,072,730
[d]	Series 2020-2 Class R, 31.355% due 2/25/2028	1,186,229	1,325,493
[d]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,793,386	4,229,656
60 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Santander Consumer Auto Receivables Trust Series 2020-AA Class R, due 1/16/2029	$ 45,588	$ 6,745,755
[d]	United Auto Credit Securitization Trust Series 2022-1 Class R, due 11/10/2028	37,000	13,464,653
[d]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	5,000,000	4,932,786
[d]	Westlake Automobile Receivables Trust, Series 2019-3A Class F, 4.72% due 4/15/2026	8,000,000	7,905,793
			143,025,573
	Other Asset Backed — 1.1%
[d]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class E, 7.00% due 1/20/2027	5,536,362	5,400,596
[d]	Aqua Finance Trust, Series 2020-AA Class D, 7.15% due 7/17/2046	8,200,000	7,339,642
	CFG Investments Ltd.,
[d]	Series 2021-1 Class C, 7.48% due 5/20/2032	2,340,000	2,217,154
[d]	Series 2021-1 Class D, 9.07% due 5/20/2032	800,000	739,164
	Consumer Loan Underlying Bond Credit Trust,
[d]	Series 2018-P3 Class C, 5.54% due 1/15/2026	572,590	572,640
[d]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	6,700,000	6,680,001
[d,f]	Series 2019-HP1 Class CERT, due 12/15/2026	400,000	4,414,104
[d]	Series 2019-P1 Class C, 4.66% due 7/15/2026	2,990,445	2,980,014
[d]	Series 2020-P1 Class C, 4.61% due 3/15/2028	2,672,983	2,656,681
[d]	FAT Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 6.00% due 7/25/2051	10,500,000	9,862,481
[b,d]	Goldman Home Improvement Trust Series 2021-GRN2 Class R, due 6/20/2051	42,000	3,672,472
[d]	LendingPoint Asset Securitization Trust, Series 2020-REV1 Class C, 7.699% due 10/15/2028	25,750,000	25,040,508
	Marlette Funding Trust,
[d]	Series 2019-1A Class C, 4.42% due 4/16/2029	2,112,601	2,103,103
[d]	Series 2021-1A Class R, due 6/16/2031	9,550	1,219,067
[d]	Series 2021-2A Class R, due 9/15/2031	26,000	4,310,045
	Mosaic Solar Loan Trust,
[d]	Series 2020-2A Class R, due 8/20/2046	4,552,530	1,945,583
[b,d]	Series 2021-1A Class R, due 12/20/2046	7,618,122	2,709,766
[b,d]	Series 2021-2A Class R, due 4/22/2047	10,000,000	1,940,000
[d,f]	Oportun Funding LLC Series 2022-1 Class CERT, due 6/15/2029	11,604	5,949,230
	Prosper Pass-Thru Trust,
[d]	Series 2019-ST1 Class CERT, due 7/15/2025	38,500,000	1,173,418
[d]	Series 2019-ST2 Class R1, due 11/15/2025	17,477,134	2,394,979
[d]	Series 2019-ST2 Class R2, due 11/15/2025	8,738,067	1,197,421
	Upstart Pass-Through Trust,
[d]	Series 2021-ST4 Class CERT, due 7/20/2027	1,375,000	610,138
[d]	Series 2021-ST8 Class CERT, due 10/20/2029	4,150,000	1,943,262
[d]	Series 2021-ST9 Class CERT, due 11/20/2029	1,415,000	433,160
			99,504,629
	Student Loan — 0.0%
[d]	SoFi Professional Loan Program Trust, Series 2021-B Class R1, due 2/15/2047	23,000	1,136,354
			1,136,354
	Total Asset Backed Securities (Cost $245,862,049)		243,666,556
	Corporate Bonds — 9.6%
	Automobiles & Components — 0.0%
	Construction & Engineering — 0.0%
[d,g]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	3,320,000	2,797,166
			2,797,166
	Capital Goods — 0.3%
	Aerospace & Defense — 0.2%
[d]	BWX Technologies, Inc., 4.125% due 6/30/2028	6,500,000	5,696,535
[d]	TransDigm, Inc., 6.25% due 3/15/2026	10,000,000	9,698,300
	Trading Companies & Distributors — 0.1%
[d]	IAA, Inc., 5.50% due 6/15/2027	10,000,000	9,125,000
			24,519,835
	Commercial & Professional Services — 0.5%
	Commercial Services & Supplies — 0.5%
[d]	ACCO Brands Corp., 4.25% due 3/15/2029	7,500,000	5,649,225
See notes to financial statements.	Thornburg Equity Funds Annual Report | 61

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,g]	Cimpress plc, 7.00% due 6/15/2026	$ 27,804,000	$ 19,121,367
	CoreCivic, Inc., 8.25% due 4/15/2026	20,726,000	20,660,091
	Media — 0.0%
[d]	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75% due 2/1/2032	8,000,000	6,242,880
			51,673,563
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
[d]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	4,538,000	4,492,620
[d]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	24,785,000	25,292,101
			29,784,721
	Diversified Financials — 0.7%
	Capital Markets — 0.3%
[d]	Compass Group Diversified Holdings LLC, 5.25% due 4/15/2029	6,272,000	4,931,987
[b,c,d,h]	JPR Royalty Sub LLC, 14.00% due 9/1/2020	5,000,000	500
[d]	LPL Holdings, Inc., 4.00% due 3/15/2029	1,000,000	859,090
[d]	OWL Rock Core Income Corp., 7.75% due 9/16/2027	2,500,000	2,463,775
[d]	StoneX Group, Inc., 8.625% due 6/15/2025	17,784,000	17,996,163
	Diversified Financial Services — 0.4%
	Antares Holdings LP,
[d]	3.75% due 7/15/2027	3,000,000	2,415,000
[d]	6.00% due 8/15/2023	18,000,000	17,814,060
[d]	8.50% due 5/18/2025	11,500,000	11,838,445
[e,f]	JPMorgan Chase & Co., Series I, 6.276% (LIBOR 3 Month + 3.47%) due 1/30/2023	7,334,000	7,300,997
[d]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	5,000,000	4,364,050
			69,984,067
	Energy — 2.9%
	Energy Equipment & Services — 0.1%
	Odebrecht Offshore Drilling Finance Ltd.,
[d,g]	6.72% due 12/1/2022	254,101	247,243
[d,g,i]	7.72% due 12/1/2026 PIK	20,014,670	4,105,809
[d,e,g]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 10/31/2022	2,337,727	5,915
[c,d,g,h]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	11,396,734	669,558
	Oil, Gas & Consumable Fuels — 2.8%
[d]	Citgo Holding, Inc., 9.25% due 8/1/2024	14,196,000	14,092,369
[d]	CITGO Petroleum Corp., 7.00% due 6/15/2025	8,000,000	7,641,760
[f]	Energy Transfer LP, 5.80% (LIBOR 3 Month + 3.017%) due 11/1/2066	13,820,000	10,502,509
[f]	Enterprise TE Partners LP, Series 1, 5.86% (LIBOR 3 Month + 2.78%) due 6/1/2067	7,000,000	5,846,260
	Kinder Morgan Energy Partners LP,
	5.00% due 3/1/2043	10,000,000	8,102,700
	5.80% due 3/15/2035	10,000,000	9,362,700
	Kinder Morgan, Inc.,
	5.30% due 12/1/2034	23,630,000	21,445,407
	5.55% due 6/1/2045	5,000,000	4,375,000
	ONEOK Partners LP, 4.90% due 3/15/2025	9,544,000	9,400,172
[d]	Par Petroleum LLC/Par Petroleum Finance Corp., 7.75% due 12/15/2025	1,672,000	1,591,560
	Petroleos Mexicanos,
[g]	5.95% due 1/28/2031	7,820,000	5,278,813
[g]	6.50% due 6/2/2041	5,648,000	3,225,516
[g]	6.70% due 2/16/2032	3,000,000	2,110,290
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	2,000,000	1,874,248
[e,f]	Summit Midstream Partners LP, Series A, 9.50% (LIBOR 3 Month + 7.43%) due 12/15/2022	16,097,000	11,362,389
	Transcontinental Gas Pipe Line Co. LLC, 7.85% due 2/1/2026	32,700,000	34,749,636
	Williams Cos., Inc.,
	3.70% due 1/15/2023	29,129,000	29,110,940
	4.55% due 6/24/2024	69,318,000	68,595,706
	5.75% due 6/24/2044	14,198,000	12,841,239
			266,537,739
	Food & Staples Retailing — 0.1%
62 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Food & Staples Retailing — 0.1%
[d]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	$ 5,168,000	$ 5,174,047
			5,174,047
	Food, Beverage & Tobacco — 0.7%
	Beverages — 0.1%
[d,g]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	7,718,000	6,659,322
	Food Products — 0.1%
[d]	Darling Ingredients, Inc., 6.00% due 6/15/2030	4,050,000	3,865,684
[d]	Post Holdings, Inc., 5.50% due 12/15/2029	10,000,000	8,654,100
	Tobacco — 0.5%
[d,g]	Imperial Brands Finance plc, 6.125% due 7/27/2027	5,000,000	4,927,100
[d]	Vector Group Ltd., 10.50% due 11/1/2026	44,464,000	41,201,232
			65,307,438
	Health Care Equipment & Services — 0.1%
	Health Care Providers & Services — 0.1%
[d]	Tenet Healthcare Corp., 4.875% due 1/1/2026	7,184,000	6,671,206
			6,671,206
	Household & Personal Products — 0.1%
	Household Durables — 0.1%
	Newell Brands, Inc.,
	4.45% due 4/1/2026	3,119,000	2,869,574
	6.625% due 9/15/2029	6,300,000	6,160,959
			9,030,533
	Insurance — 0.7%
	Insurance — 0.7%
[g]	Enstar Group Ltd., 3.10% due 9/1/2031	7,354,000	5,189,350
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	10,000,000	8,158,000
[d]	MetLife, Inc., 9.25% due 4/8/2068	12,000,000	13,934,040
[d,f,g]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%) due 11/24/2043	40,000,000	39,987,600
	Stewart Information Services Corp., 3.60% due 11/15/2031	2,125,000	1,638,290
			68,907,280
	Materials — 0.4%
	Chemicals — 0.1%
	Celanese U.S. Holdings LLC, 6.165% due 7/15/2027	10,000,000	9,446,900
[d,g]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00% due 1/27/2030	3,000,000	2,511,120
[d,g]	OCP SA, 3.75% due 6/23/2031	2,000,000	1,508,900
	Containers & Packaging — 0.2%
[d]	Matthews International Corp., Class C, 5.25% due 12/1/2025	14,969,000	13,481,830
	Metals & Mining — 0.1%
[d]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	5,000,000	4,918,350
[d]	Compass Minerals International, Inc., 6.75% due 12/1/2027	3,000,000	2,821,470
			34,688,570
	Media & Entertainment — 0.2%
	Media — 0.2%
	Sirius XM Radio, Inc.,
[d]	3.125% due 9/1/2026	5,000,000	4,391,600
[d]	5.00% due 8/1/2027	5,000,000	4,587,950
[d,g]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	10,000,000	8,681,900
			17,661,450
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
	Trust Fibra Uno,
[d,g]	4.869% due 1/15/2030	1,143,000	871,434
[d,g]	5.25% due 1/30/2026	11,637,000	10,568,840
			11,440,274
See notes to financial statements.	Thornburg Equity Funds Annual Report | 63

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Semiconductors & Semiconductor Equipment — 0.1%
	Semiconductors & Semiconductor Equipment — 0.1%
[d]	Qorvo, Inc., 3.375% due 4/1/2031	$ 9,800,000	$ 7,338,240
			7,338,240
	Software & Services — 0.4%
	Information Technology Services — 0.0%
[d]	Science Applications International Corp., 4.875% due 4/1/2028	5,000,000	4,478,850
	Internet Software & Services — 0.2%
[d]	Cogent Communications Group, Inc., 7.00% due 6/15/2027	10,000,000	9,473,100
[d,g]	Prosus NV, 3.061% due 7/13/2031	6,800,000	4,701,996
	Software — 0.2%
[d]	Fair Isaac Corp., 4.00% due 6/15/2028	7,000,000	5,982,830
[d]	GoTo Group, Inc., 5.50% due 9/1/2027	5,655,000	3,476,977
[d]	MSCI, Inc., 3.625% due 9/1/2030	3,000,000	2,509,170
[d]	Open Text Holdings, Inc., 4.125% due 2/15/2030	10,000,000	7,993,300
			38,616,223
	Technology Hardware & Equipment — 0.1%
	Electronic Equipment, Instruments & Components — 0.0%
	Vontier Corp., 2.40% due 4/1/2028	2,625,000	2,047,238
	Technology Hardware, Storage & Peripherals — 0.1%
[d,g]	Lenovo Group Ltd., 5.831% due 1/27/2028	5,000,000	4,750,900
			6,798,138
	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.2%
[g]	Deutsche Telekom International Finance BV (Guaranty: Deutsche Telekom AG), 8.75% due 6/15/2030	26,150,000	29,988,036
[g]	Telefonica Emisiones SA (Guaranty: Telefonica SA), 7.045% due 6/20/2036	85,390,000	84,380,690
	Wireless Telecommunication Services — 0.5%
	Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.,
[d,g]	8.00% due 12/31/2026	10,003,281	6,075,493
[d,g]	8.75% due 5/25/2024	36,785,955	33,882,894
			154,327,113
	Transportation — 0.2%
	Airlines — 0.2%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95% due 7/15/2024	2,855,928	2,805,492
	Series 2016-3 Class B, 3.75% due 4/15/2027	11,108,948	9,617,571
	Series 2019-1 Class B, 3.85% due 8/15/2029	7,735,866	6,214,918
	US Airways Pass Through Trust, Series 2010-1A Class PTT, 6.25% due 10/22/2024	869,546	855,494
			19,493,475
	Utilities — 0.0%
	Electric Utilities — 0.0%
[g]	Comision Federal de Electricidad, 5.00% due 9/29/2036	5,236,000	4,177,438
			4,177,438
	Total Corporate Bonds (Cost $907,967,457)		894,928,516
	Other Government — 0.0%
[d,g]	Nigeria Government International Bond, 7.625% due 11/28/2047	6,000,000	3,315,480
	Total Other Government (Cost $3,555,323)		3,315,480
	Mortgage Backed — 1.9%
[d,f]	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-6 Class A3, due 7/25/2067	5,000,000	4,485,032
[d,f]	Barclays Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A3, 4.53% due 2/25/2062	16,827,926	15,800,013
[f]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 4.044% due 8/25/2033	26,412	26,367
64 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2019-1 Class B4, 3.906% due 3/25/2050	$ 1,046,361	$ 847,583
[d,f]	Series 2019-1 Class B5, 3.906% due 3/25/2050	488,826	365,030
[d,f]	Series 2019-1 Class B6, 3.711% due 3/25/2050	726,312	439,523
[d,f]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	786,270	682,433
	CIM Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-J1 Class AIO1, 0.447% due 7/25/2050	63,535,044	974,043
[d,f,j]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	56,668,071	1,041,338
[d,f,j]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	76,557,890	521,956
[d,f]	Series 2020-J1 Class B4, 3.447% due 7/25/2050	1,379,066	1,091,998
[d,f]	Series 2020-J1 Class B5, 3.447% due 7/25/2050	690,010	467,247
[d,f]	Series 2020-J1 Class B6, 3.447% due 7/25/2050	1,299,775	442,974
[d,f,j]	Series 2020-J2 Class AX1, 0.259% due 1/25/2051	111,074,573	1,231,040
[d,f,j]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	118,162,347	1,133,047
[d,f]	Series 2020-J2 Class B4, 2.759% due 1/25/2051	491,000	207,602
[d,f]	Series 2020-J2 Class B5, 2.759% due 1/25/2051	164,000	66,250
[d,f]	Series 2020-J2 Class B6, 2.759% due 1/25/2051	655,000	160,471
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[f]	Series 2004-HYB2 Class B1, 2.729% due 3/25/2034	193,107	183,855
[d,f]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	2,150,000	1,679,873
[d,f]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	1,450,000	1,107,730
[d,f]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	725,000	501,142
[d,j]	Series 2020-EXP1 Class XS, due 5/25/2060	40,026,870	131,849
[d,f,j]	Series 2020-EXP2 Class A3IW, 1.005% due 8/25/2050	68,810,122	3,140,645
[d,f,j]	Series 2020-EXP2 Class A4IW, 1.005% due 8/25/2050	7,397,088	337,619
[d,f]	Series 2020-EXP2 Class B5, 3.505% due 8/25/2050	585,000	316,482
[d,f]	Series 2020-EXP2 Class B6, 3.505% due 8/25/2050	1,400,000	590,303
[d,f,j]	Series 2021-J1 Class A5IX, 0.112% due 4/25/2051	119,229,056	574,660
[d,f,j]	Series 2021-J1 Class AIOS, 0.23% due 4/25/2051	121,624,431	1,374,162
[d,f]	Series 2021-J1 Class B4, 2.612% due 4/25/2051	379,000	133,551
[d,f]	Series 2021-J1 Class B5, 2.612% due 4/25/2051	615,000	193,602
[d,f]	Series 2021-J1 Class B6, 2.612% due 4/25/2051	460,000	107,109
[d,f,j]	Series 2021-J3 Class A3I1, 0.50% due 9/25/2051	15,643,605	385,574
[d,f,j]	Series 2021-J3 Class A5I2, 0.25% due 9/25/2051	128,756,018	1,617,510
[d,f,j]	Series 2021-J3 Class AIOS, 0.08% due 9/25/2051	135,358,637	455,726
[d,f]	Series 2021-J3 Class B4, 2.855% due 9/25/2051	1,033,000	382,832
[d,f]	Series 2021-J3 Class B6, 2.855% due 9/25/2051	590,000	161,264
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2020-AFC1 Class M1, 2.841% due 2/25/2050	3,808,500	3,169,423
[d,f,j]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	94,871,759	605,633
[d,f]	Series 2021-AFC1 Class B3, 4.353% due 3/25/2056	215,000	178,569
[d,f,j]	Series 2021-AFC1 Class XS, 3.329% due 3/25/2056	94,871,759	9,300,810
[d,f]	Series 2022-NQM5 Class A3, 5.169% due 5/25/2067	4,136,469	3,898,367
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-2 Class AX1, 0.677% due 8/25/2050	118,305,665	3,099,218
[d,f,j]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	20,276,976	414,820
[d,f]	Series 2020-2 Class B4, 3.677% due 8/25/2050	853,593	678,973
[d,f]	Series 2020-2 Class B5, 3.677% due 8/25/2050	2,560,780	2,003,928
[d,f]	Series 2020-2 Class B6C, 3.677% due 8/25/2050	3,414,374	1,539,281
[d,f,j]	Series 2021-13INV Class AX1, 0.19% due 12/30/2051	180,553,008	1,613,548
[d,f,j]	Series 2021-13INV Class AX17, 0.18% due 12/30/2051	14,968,125	146,463
[d,f,j]	Series 2021-13INV Class AX4, 0.50% due 12/30/2051	13,658,414	361,582
[d,f]	Series 2021-13INV Class B4, 3.37% due 12/30/2051	2,459,346	1,567,038
[d,f]	Series 2021-13INV Class B5, 3.37% due 12/30/2051	482,032	293,456
[d,f]	Series 2021-13INV Class B6C, 3.342% due 12/30/2051	4,230,075	2,025,066
[d,f]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-H1 Class B1, 3.386% due 1/25/2060	4,379,900	3,452,846
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-INV1 Class A11X, 3.43% due 10/25/2050	1,559,583	245,838
[d,f,j]	Series 2020-INV1 Class A12X, 2.94% due 10/25/2050	18,673,294	2,522,984
[d,f,j]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	97,823,036	723,264
[d,f,j]	Series 2020-INV1 Class AX1, due 10/25/2050	67,516,798	675
[d,f,j]	Series 2020-INV1 Class AX2, 0.44% due 10/25/2050	3,365,415	41,766
[d,f,j]	Series 2020-INV1 Class AX4, 0.931% due 10/25/2050	3,623,157	97,628
See notes to financial statements.	Thornburg Equity Funds Annual Report | 65

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	Series 2020-INV1 Class B4, 3.87% due 10/25/2050	$ 1,927,529	$ 1,571,994
[d,f]	Series 2020-INV1 Class B5, 3.87% due 10/25/2050	1,927,529	1,384,181
[d,f]	Series 2020-INV1 Class B6, 3.87% due 10/25/2050	4,452,115	2,475,234
[d,f,j]	Series 2020-INV1 Class BX, 0.37% due 10/25/2050	21,998,869	405,589
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2016-5 Class B5, 3.777% due 12/25/2046	1,999,979	1,178,569
[d,f,j]	Series 2020-3 Class AX1, 0.151% due 8/25/2050	16,221,021	61,411
[d,f,j]	Series 2020-4 Class A11X, 2.806% (5.25% - LIBOR 1 Month) due 11/25/2050	3,143,388	184,480
[d,f,j]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	14,250,025	209,320
[d,f,j]	Series 2020-4 Class AX1, 0.109% due 11/25/2050	52,634,458	135,807
[d,f,j]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	1,456,262	151,057
[d,f,j]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	3,360,805	54,264
[d,f]	Series 2020-4 Class B4, 3.659% due 11/25/2050	1,986,153	1,478,019
[d,f]	Series 2020-4 Class B5, 3.659% due 11/25/2050	916,833	675,983
[d,f]	Series 2020-4 Class B6, 3.546% due 11/25/2050	1,603,555	674,892
[d,f,j]	Series 2020-7 Class A3X, 0.50% due 1/25/2051	31,835,132	534,703
[d,f,j]	Series 2020-7 Class AX1, 0.126% due 1/25/2051	151,295,676	525,753
[d,f,j]	Series 2020-7 Class AX3, 3.50% due 1/25/2051	10,401,578	2,018,688
[d,f,j]	Series 2020-7 Class AX4, 0.40% due 1/25/2051	9,645,099	133,623
[d,f]	Series 2020-7 Class B4, 3.526% due 1/25/2051	2,427,330	1,944,784
[d,f]	Series 2020-7 Class B5, 3.526% due 1/25/2051	1,701,042	1,011,917
[d,f]	Series 2020-7 Class B6, 3.526% due 1/25/2051	2,290,000	779,230
[d,f]	Series 2021-11 Class B5, 3.03% due 1/25/2052	3,791,945	2,144,942
[d,f]	Series 2021-11 Class B6, 2.867% due 1/25/2052	4,426,409	1,640,510
[d,f]	Series 2022-2 Class B4, 3.132% due 8/25/2052	3,326,539	2,059,163
[d,f]	Series 2022-2 Class B5, 3.132% due 8/25/2052	1,766,915	942,652
[d,f]	Series 2022-2 Class B6, 2.641% due 8/25/2052	1,830,000	462,817
[d,f,j]	Series 2022-3 Class AX1, 0.118% due 8/25/2052	412,878,826	2,182,478
[d,f]	Series 2022-3 Class B4, 3.118% due 8/25/2052	2,729,107	1,712,319
[d,f]	Series 2022-3 Class B5, 3.118% due 8/25/2052	1,736,974	691,249
[d,f]	Series 2022-3 Class B6, 3.033% due 8/25/2052	1,505,000	368,490
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2021-INV2 Class AX1, 0.13% due 8/25/2051	107,769,313	687,374
[d,f,j]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	7,384,160	273,154
[d,f]	Series 2021-INV2 Class B5, 3.33% due 8/25/2051	321,935	195,064
[d,f]	Series 2021-INV2 Class B6, 3.279% due 8/25/2051	1,551,913	627,798
[d,f,j]	Series 2021-INV3 Class AX1, 0.171% due 10/25/2051	130,913,583	1,072,104
[d,f,j]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	10,602,156	309,845
[d,f]	Series 2021-INV3 Class B5, 3.221% due 10/25/2051	450,450	275,181
[d,f]	Series 2021-INV3 Class B6, 3.221% due 10/25/2051	1,956,344	816,877
[f]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.511% due 8/25/2034	1,072,060	1,025,340
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2021-INV1 Class AX1, 0.756% due 6/25/2051	106,813,548	4,157,344
[d,f]	Series 2021-INV1 Class B5, 3.256% due 6/25/2051	1,117,630	697,878
[d,f]	Series 2021-INV1 Class B6, due 6/25/2051	2,004,909	917,974
[d,f]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	21,085,672	17,728,860
[d,f]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 3.81% due 9/25/2059	1,500,000	1,348,709
[d,f]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	23,046,422	2,759,187
[d,f]	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-7 Class B3, 3.72% due 10/25/2047	2,185,462	1,904,791
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	64,813,613	257,440
[d,f]	Series 2019-3 Class B2, 5.663% due 9/25/2059	7,910,000	6,549,932
[d,f]	Series 2019-3 Class B3, 5.945% due 9/25/2059	3,366,214	2,650,203
[b,d,f]	Series 2019-3 Class C, due 9/25/2059	950	950
[d]	Series 2019-3 Class XS1, due 9/25/2059	64,253,681	2,339
[d]	Series 2019-3 Class XS2, due 9/25/2059	64,253,681	1,267,950
[d,f]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class B1, 3.657% due 9/27/2049	10,000,000	8,181,512
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,j]	Series 2020-3 Class AIO1, 0.186% due 6/25/2050	181,114,435	1,492,383
[d,f]	Series 2020-3 Class B5, 3.186% due 6/25/2050	1,046,000	577,924
[d,f]	Series 2020-3 Class B6, 3.186% due 6/25/2050	1,968,473	611,558
[d,f,j]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	195,126,457	5,031,219
[d,f]	Series 2021-INV1 Class B4, 3.318% due 8/25/2051	3,436,744	2,232,107
66 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	Series 2021-INV1 Class B5, 3.318% due 8/25/2051	$ 2,651,202	$ 1,623,690
[d,f]	Series 2021-INV1 Class B6, 3.318% due 8/25/2051	2,051,795	746,105
	Total Mortgage Backed (Cost $198,547,314)		177,157,521
	Loan Participations — 0.5%
	Commercial & Professional Services — 0.1%
	Professional Services — 0.1%
[k]	Par Pacific Holdings, Inc., 9.18% (LIBOR 3 Month + 6.75%) due 1/12/2026	12,203,571	11,979,880
			11,979,880
	Health Care Equipment & Services — 0.1%
	Health Care Providers & Services — 0.1%
[k]	Change Healthcare Holdings LLC, 7.75% (PRIME 3 Month + 1.50%) due 3/1/2024	6,917,452	6,890,543
			6,890,543
	Semiconductors & Semiconductor Equipment — 0.1%
	Information Technology Services — 0.1%
[k]	Xperi Corporation, 6.615% (LIBOR 1 Month + 3.50%) due 6/8/2028	9,838,816	9,488,357
			9,488,357
	Software & Services — 0.2%
	Information Technology Services — 0.1%
[k]	Vericast Corp., 11.424% (LIBOR 3 Month + 7.75%) due 6/16/2026	14,467,134	10,006,483
	Internet Software & Services — 0.0%
[l]	Dun & Bradstreet Corporation, (LIBOR 1 Month + 3.25%) due 2/6/2026	2,000,000	1,930,500
	Software — 0.1%
[l]	GoTo Group, Inc., (LIBOR 1 Month + 4.75%) due 8/31/2027	3,000,000	2,072,760
			14,009,743
	Total Loan Participations (Cost $46,193,874)		42,368,523
	Short-Term Investments — 5.6%
[a]	Thornburg Capital Management Fund	51,997,052	519,970,522
	Total Short-Term Investments (Cost $519,970,522)		519,970,522
	Total Investments — 99.0% (Cost $9,204,275,497)		$9,229,829,902
	Other Assets Less Liabilities — 1.0%		91,530,128
	Net Assets — 100.0%		$9,321,360,030

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2022
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	678,256,800	10/14/2022	757,470,270	$ 51,266,182	$ —
Swiss Franc	SSB	Sell	26,915,000	10/26/2022	27,330,513	853,648	—
Swiss Franc	SSB	Buy	2,450,700	10/26/2022	2,488,534	—	(3,509)
Euro	BBH	Sell	622,425,000	11/18/2022	611,905,793	25,283,127	—
Euro	SSB	Sell	622,425,000	11/18/2022	611,905,794	25,582,514	—
Euro	SSB	Buy	146,331,500	11/18/2022	143,858,445	150,669	—

Total						$ 103,136,140	$ (3,509)

Net unrealized appreciation (depreciation)						$ 103,132,631

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Investment in Affiliates.
b	Security currently fair valued by the Valuation and Pricing Committee.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 67

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2022
c	Non-income producing.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $887,742,448, representing 9.52% of the Fund’s net assets.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Bond in default.
i	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2022.
j	Interest only.
k	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2022.
l	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euro
LIBOR	London Interbank Offered Rates
PIK	Payment-in-kind
SPV	Special Purpose Vehicle
USSW10	USD 10 Year Swap Rate
COUNTRY EXPOSURE * (percent of net assets)
United States	41.8%
France	11.6%
United Kingdom	8.5%
Germany	5.2%
Australia	4.4%
Italy	4.3%
Netherlands	4.2%
Taiwan	2.7%
South Korea	2.3%
Spain	1.9%
Canada	1.8%
Switzerland	1.5%
Portugal	1.0%
Brazil	0.9%
Jamaica	0.4%
Mexico	0.3%
Ireland	0.2%
China	0.1%
Belgium	0.1%
Guatemala	0.1%
Nigeria	0.1%
Russian Federation	0.0%**
Morocco	0.0%**
Other Assets Less Liabilities	6.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
68 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Summit Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 52.2%
	Automobiles & Components — 0.5%
	Automobiles — 0.5%
	Mercedes-Benz Group AG	5,759	$ 291,216
			291,216
	Banks — 3.6%
	Banks — 3.6%
	BNP Paribas SA	9,760	412,255
	China Construction Bank Corp. Class H	496,600	286,638
	Citigroup, Inc.	9,998	416,617
	First Republic Bank	5,056	660,061
	Regions Financial Corp.	13,694	274,838
			2,050,409
	Capital Goods — 3.2%
	Aerospace & Defense — 1.5%
	L3Harris Technologies, Inc.	4,159	864,365
	Building Products — 0.9%
[a]	Builders FirstSource, Inc.	8,166	481,141
	Machinery — 0.8%
	Otis Worldwide Corp.	7,284	464,719
			1,810,225
	Consumer Services — 1.7%
	Diversified Consumer Services — 0.9%
	Service Corp. International	8,925	515,329
	Hotels, Restaurants & Leisure — 0.8%
	Yum China Holdings, Inc.	9,200	436,664
			951,993
	Diversified Financials — 2.4%
	Capital Markets — 0.9%
	CME Group, Inc.	2,781	492,598
	Consumer Finance — 1.5%
	Capital One Financial Corp.	5,893	543,158
	SBI Cards & Payment Services Ltd.	26,865	299,703
			1,335,459
	Energy — 3.9%
	Oil, Gas & Consumable Fuels — 3.9%
	Chesapeake Energy Corp.	7,565	712,699
	Enbridge, Inc.	11,295	418,815
	TotalEnergies SE	22,839	1,071,481
			2,202,995
	Food, Beverage & Tobacco — 1.1%
	Food Products — 1.1%
	Nestle SA	5,694	615,848
			615,848
	Household & Personal Products — 1.1%
	Personal Products — 1.1%
	Estee Lauder Cos., Inc. Class A	2,900	626,110
			626,110
	Insurance — 2.8%
	Insurance — 2.8%
	AIA Group Ltd.	65,600	546,179
	NN Group NV	26,886	1,045,702
			1,591,881
See notes to financial statements.	Thornburg Equity Funds Annual Report | 69

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Materials — 3.2%
	Chemicals — 2.2%
	Linde plc	2,142	$ 577,462
	LyondellBasell Industries NV Class A	9,040	680,531
	Containers & Packaging — 1.0%
	Crown Holdings, Inc.	6,816	552,301
			1,810,294
	Media & Entertainment — 2.7%
	Entertainment — 0.9%
	Nintendo Co. Ltd.	13,000	524,345
	Interactive Media & Services — 1.8%
[a]	Alphabet, Inc. Class A	10,544	1,008,534
			1,532,879
	Pharmaceuticals, Biotechnology & Life Sciences — 5.1%
	Life Sciences Tools & Services — 1.0%
	Thermo Fisher Scientific, Inc.	1,165	590,876
	Pharmaceuticals — 4.1%
	AstraZeneca plc	3,658	402,122
	Merck & Co., Inc.	12,983	1,118,096
	Roche Holding AG	2,373	772,489
			2,883,583
	Retailing — 2.4%
	Internet & Direct Marketing Retail — 1.2%
[a]	Amazon.com, Inc.	3,719	420,247
	JD.com, Inc. Class A	9,950	251,020
	Specialty Retail — 1.2%
	Home Depot, Inc.	2,406	663,912
			1,335,179
	Semiconductors & Semiconductor Equipment — 2.6%
	Semiconductors & Semiconductor Equipment — 2.6%
	ASML Holding NV	1,530	633,847
	Broadcom, Inc.	1,316	584,317
	NVIDIA Corp.	2,288	277,740
			1,495,904
	Software & Services — 8.9%
	Information Technology Services — 3.7%
	Mastercard, Inc. Class A	3,419	972,158
	Nomura Research Institute Ltd.	11,400	278,425
	Visa, Inc. Class A	4,882	867,287
	Software — 5.2%
[a]	Fair Isaac Corp.	1,528	629,551
	Microsoft Corp.	5,793	1,349,190
	SAP SE	8,156	664,674
[a]	ServiceNow, Inc.	755	285,096
			5,046,381
	Technology Hardware & Equipment — 3.3%
	Communications Equipment — 0.9%
[a]	Calix, Inc.	8,045	491,871
	Electronic Equipment, Instruments & Components — 0.9%
	Keyence Corp.	1,500	495,840
	Technology Hardware, Storage & Peripherals — 1.5%
	Apple, Inc.	6,258	864,856
			1,852,567
	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 2.2%
70 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Deutsche Telekom AG	35,498	$ 604,235
	Orange SA	68,837	622,599
	Wireless Telecommunication Services — 1.0%
	KDDI Corp.	20,000	584,725
			1,811,559
	Transportation — 0.5%
	Road & Rail — 0.5%
	Canadian Pacific Railway Ltd.	3,950	263,544
			263,544
	Total Common Stock (Cost $30,932,620)		29,508,026
	Asset Backed Securities — 10.2%
	Auto Receivables — 2.8%
[b]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	$ 400,429	396,127
[b]	ACM Auto Trust, Series 2022-1A Class A, 3.23% due 4/20/2029	235,244	234,473
	CPS Auto Receivables Trust,
[b]	Series 2021-A Class B, 0.61% due 2/18/2025	62,874	62,810
[b]	Series 2022-A Class A, 0.98% due 4/16/2029	224,345	220,235
	GM Financial Automobile Leasing Trust, Series 2021-3 Class A2, 0.24% due 12/20/2023	234,472	232,826
	Volkswagen Auto Lease Trust, Series 2020-A Class A3, 0.39% due 1/22/2024	457,647	454,195
			1,600,666
	Credit Card — 0.8%
[b]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	450,000	433,971
			433,971
	Other Asset Backed — 6.1%
	Aqua Finance Trust,
[b]	Series 2019-A Class A, 3.14% due 7/16/2040	17,735	16,895
[b]	Series 2019-A Class B, 3.47% due 7/16/2040	200,000	186,109
[b]	AXIS Equipment Finance Receivables LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	600,000	541,506
[b]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70% due 1/21/2031	15,722	15,499
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	174,743	109,214
[b]	Foundation Finance Trust, Series 2019-1A Class A, 3.86% due 11/15/2034	38,926	38,173
[b]	Freed ABS Trust, Series 2022-3FP Class A, 4.50% due 8/20/2029	348,116	347,309
[b,d]	Goldman Home Improvement Trust Series 2021-GRN2 Class R, due 6/20/2051	2,000	174,880
[b]	LendingPoint Asset Securitization Trust, Series 2021-A Class A, 1.00% due 12/15/2028	40,299	40,127
[b]	LendingPoint Pass-Through Trust, Series 2022-ST1 Class A, 2.50% due 3/15/2028	207,933	196,711
	Marlette Funding Trust,
[b]	Series 2021-1A Class R, due 6/16/2031	1,200	153,181
[b]	Series 2021-2A Class R, due 9/15/2031	1,150	190,637
[b,d]	Mosaic Solar Loan Trust Series 2021-2A Class R, due 4/22/2047	1,150,000	223,100
[b]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class DT1, 3.011% due 8/15/2053	250,000	237,471
[b]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	400,000	395,729
[b,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	30,000	29,011
[b]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	18,760	18,362
[b]	SoFi Consumer Loan Program Trust, Series 2018-3 Class C, 4.67% due 8/25/2027	64,064	64,057
	Upstart Pass-Through Trust,
[b]	Series 2021-ST4 Class CERT, due 7/20/2027	500,000	221,869
[b]	Series 2021-ST7 Class A, 1.85% due 9/20/2029	268,456	250,622
			3,450,462
	Student Loan — 0.5%
[b,e]	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 4.018% (LIBOR 1 Month + 1.20%) due 12/15/2028	134,682	134,530
[b]	SMB Private Education Loan Trust, Series 2020-B Class A1A, 1.29% due 7/15/2053	156,062	139,803
			274,333
	Total Asset Backed Securities (Cost $6,517,024)		5,759,432
	Corporate Bonds — 6.7%
	Automobiles & Components — 0.5%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 71

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Automobiles — 0.5%
[b]	Hyundai Capital America, 0.875% due 6/14/2024	$ 300,000	$ 277,551
			277,551
	Commercial Services — 0.3%
	Food Products — 0.3%
[b]	Darling Global Finance BV (EUR), 3.625% due 5/15/2026	200,000	185,229
			185,229
	Diversified Financials — 0.3%
	Capital Markets — 0.3%
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	168,000	134,262
[b]	4.75% due 12/15/2025	11,000	9,903
			144,165
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[c]	Petroleos Mexicanos, 6.50% due 6/2/2041	200,000	114,218
			114,218
	Food, Beverage & Tobacco — 0.4%
	Tobacco — 0.4%
[b]	Vector Group Ltd., 10.50% due 11/1/2026	251,000	232,582
			232,582
	Health Care Equipment & Services — 0.9%
	Health Care Providers & Services — 0.9%
	Tenet Healthcare Corp., 4.625% due 7/15/2024	500,000	483,785
			483,785
	Insurance — 0.7%
	Insurance — 0.7%
[c]	Pentair Finance Sarl, 5.90% due 7/15/2032	400,000	381,500
			381,500
	Materials — 0.8%
	Metals & Mining — 0.8%
[b]	Compass Minerals International, Inc., 6.75% due 12/1/2027	500,000	470,245
			470,245
	Media & Entertainment — 0.7%
	Media — 0.7%
[b]	CCO Holdings LLC/CCO Holdings Capital Corp., 4.25% due 2/1/2031	500,000	386,810
			386,810
	Pharmaceuticals, Biotechnology & Life Sciences — 0.2%
	Life Sciences Tools & Services — 0.2%
[b]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	100,000	89,259
			89,259
	Real Estate — 0.0%
	Equity Real Estate Investment Trusts — 0.0%
	Service Properties Trust, 4.95% due 2/15/2027	40,000	30,015
			30,015
	Semiconductors & Semiconductor Equipment — 0.3%
	Semiconductors & Semiconductor Equipment — 0.3%
[b]	Qorvo, Inc., 3.375% due 4/1/2031	200,000	149,760
			149,760
	Software & Services — 0.5%
	Internet Software & Services — 0.2%
[b,c]	Prosus NV, 3.061% due 7/13/2031	200,000	138,294
72 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Software — 0.3%
[b]	GoTo Group, Inc., 5.50% due 9/1/2027	$ 239,000	$ 146,949
			285,243
	Technology Hardware & Equipment — 0.9%
	Technology Hardware, Storage & Peripherals — 0.9%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	250,000	241,291
[b,c]	Lenovo Group Ltd., 5.831% due 1/27/2028	300,000	285,054
			526,345
	Total Corporate Bonds (Cost $3,979,262)		3,756,707
	U.S. Treasury Securities — 21.0%
	United States Treasury Notes,
	0.125%, 5/31/2023	1,500,000	1,461,152
	0.25%, 4/15/2023	500,000	490,254
	0.875%, 9/30/2026	1,000,000	879,922
	1.125%, 2/15/2031	3,200,000	2,592,500
	1.875%, 2/15/2032	544,000	461,210
	2.25%, 11/15/2024	550,000	527,441
	2.875%, 5/15/2032	590,000	545,842
	3.50%, 2/15/2039	1,300,000	1,236,828
	United States Treasury Notes Inflationary Index, 0.125%, 7/15/2024 - 2/15/2052	4,275,271	3,696,001
	Total U.S. Treasury Securities (Cost $12,384,800)		11,891,150
	Mortgage Backed — 5.7%
[b,e]	Angel Oak Mortgage Trust I LLC, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 3.628% due 3/25/2049	329	329
[b,e]	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.805% due 1/25/2049	42,265	39,385
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,e,f]	Series 2021-J1 Class A5IX, 0.112% due 4/25/2051	12,095,701	58,299
[b,e,f]	Series 2021-J1 Class AIOS, 0.23% due 4/25/2051	17,374,919	196,309
[b,e]	Series 2021-J1 Class B4, 2.612% due 4/25/2051	100,000	35,238
[b,e]	Series 2021-J1 Class B5, 2.612% due 4/25/2051	100,000	31,480
[b,e]	Series 2021-J1 Class B6, 2.612% due 4/25/2051	100,000	23,285
	COMM Mortgage Trust, CMBS, Series 2015-LC23 Class ASB, 3.598% due 10/10/2048	365,293	355,623
[b,e]	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-1 Class A1, 2.206% due 1/25/2067	273,815	232,130
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50% due 7/25/2058	52,677	50,357
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	74,364	68,427
[b,e]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B3, 4.042% due 12/25/2049	117,742	102,042
[b,e]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2021-CM2 Class A1, 2.352% due 8/25/2066	263,675	247,176
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[b,e]	Series 2021-NQM2 Class A1, 1.073% due 9/25/2056	237,639	188,438
[b,e]	Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	359,834	298,805
	JPMorgan Chase Commercial Mortgage Securities Trust, CMBS, Series 2013-LC11 Class A5, 2.96% due 4/15/2046	425,000	419,776
[b,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	55,318	54,128
[b,e]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1, 3.875% due 9/25/2056	328,487	302,583
[e]	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS, Series 2013-C10 Class ASB, 3.912% due 7/15/2046	40,627	40,523
[b,e]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	391,050	356,180
[b,e]	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class B3, 3.693% due 7/25/2048	164,519	143,176
	Total Mortgage Backed (Cost $3,509,666)		3,243,689
	Exchange-Traded Funds — 3.7%
[a]	Invesco DB Agriculture Fund	19,822	396,836
[a]	Invesco DB Base Metals Fund	34,412	615,975
[a]	SPDR Gold Shares Fund	5,318	822,535
[a]	United States Oil Fund LP	4,127	269,411
	Total Exchange-Traded Funds (Cost $1,876,976)		2,104,757
	Short-Term Investments — 2.4%
[g]	Thornburg Capital Management Fund	132,636	1,326,366
See notes to financial statements.	Thornburg Equity Funds Annual Report | 73

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2022
Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
Total Short-Term Investments (Cost $1,326,366)		1,326,366
Total Investments — 101.9% (Cost $60,526,714)		$57,590,127
Liabilities Net of Other Assets — (1.9)%		(1,047,312)
Net Assets — 100.0%		$56,542,815

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2022
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	MSC	Buy	1,093,820	10/28/2022	1,073,766	$ —	$ (40,722)
Japanese Yen	MSC	Buy	73,300,000	10/28/2022	507,586	—	(32,928)
Japanese Yen	SSB	Buy	173,542,000	10/28/2022	1,201,739	—	(99,444)

Total						—	$ (173,094)

Net unrealized appreciation (depreciation)							$ (173,094)

*	Counterparties include Morgan Stanely & Co. Inc. ("MSC") and State Street Bank and Trust Company (“SSB”).

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $9,753,030, representing 17.25% of the Fund’s net assets.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the Valuation and Pricing Committee.
e	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
f	Interest only.
g	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euro
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
COUNTRY EXPOSURE * (percent of net assets)
United States	79.4%
France	3.7%
Japan	3.3%
Netherlands	3.0%
Germany	2.8%
China	2.5%
United Kingdom	1.7%
Canada	1.2%
Hong Kong	1.0%
India	0.5%
Mexico	0.2%
Cayman Islands	0.2%
Other Assets Less Liabilities	0.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
74 | Thornburg Equity Funds Annual Report	See notes to financial statements.

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Thornburg Equity Funds Annual Report  |  75

Statements of Assets and Liabilities
September 30, 2022
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 572,610,142	$ 2,130,750,834	$ 433,654,688	$ 830,570,082	$ 935,732,551
Non-controlled affiliated issuers	67,253,606	201,533,193	21,444,036	45,852,069	37,261,633
Investments at value
Non-affiliated issuers	713,497,708	1,960,382,973	359,262,414	868,943,591	878,856,533
Non-controlled affiliated issuers	67,253,606	201,533,193	21,444,036	45,852,069	37,261,633
Cash	68,177	-	-	1,001	-
Foreign currency at value (a)	536	232,916	113,116	28,292	11,822,564
Unrealized appreciation on forward currency contracts	5,759,731	-	-	-	-
Receivable for investments sold	21,815,337	37,651,801	3,940,087	5,562,605	8,010,582
Receivable for fund shares sold	1,084,803	1,778,930	1,737,206	1,527,225	50,068,383
Dividends receivable	1,629,817	5,233,848	505,965	1,339,741	1,788,782
Tax reclaims receivable	904,836	5,490,176	481,025	1,400,653	305,961
Prepaid expenses and other assets	93,778	70,332	112,462	39,708	52,065
Total Assets	812,108,329	2,212,374,169	387,596,311	924,694,885	988,166,503
Liabilities
Unrealized depreciation on forward currency contracts	124,414	-	-	-	-
Payable for investments purchased	7,483,865	44,790,349	1,911,537	-	50,543,421
Payable for fund shares redeemed	778,838	3,910,982	1,428,697	2,466,192	1,442,438
Payable to investment advisor and other affiliates	756,218	1,603,837	214,567	739,607	724,169
IRS compliance fees for foreign withholding tax claims payable	-	51,182,248	-	-	-
Deferred taxes payable	3,247,193	-	-	-	184,783
Accounts payable and accrued expenses	503,369	2,083,466	205,313	800,186	610,657
Total Liabilities	12,893,897	103,570,882	3,760,114	4,005,985	53,505,468
Net Assets	$ 799,214,432	$ 2,108,803,287	$ 383,836,197	$ 920,688,900	$ 934,661,035
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 630,152,814	$ 2,269,218,510	$ 505,590,722	$ 921,408,984	$ 1,093,159,341
Distributable earnings (accumulated loss)	169,061,618	(160,415,223)	(121,754,525)	(720,084)	(158,498,306)
Net Assets	$ 799,214,432	$ 2,108,803,287	$ 383,836,197	$ 920,688,900	$ 934,661,035
76   |  Thornburg Equity Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2022
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 218,967,711	$ 339,638,319	$ 33,049,691	$ 86,145,513	$ 87,896,596
Shares outstanding	7,888,631	18,669,420	2,451,225	4,728,195	4,768,177
Net asset value and redemption price per share	$ 27.76	$ 18.19	$ 13.48	$ 18.22	$ 18.43
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 29.07	$ 19.05	$ 14.12	$ 19.08	$ 19.30
Class C Shares:
Net assets applicable to shares outstanding	63,994,495	13,977,759	4,391,688	10,938,655	17,044,190
Shares outstanding	2,441,200	895,420	335,005	670,009	991,912
Net asset value and redemption price per share*	26.21	15.61	13.11	16.33	17.18
Class I Shares:
Net assets applicable to shares outstanding	446,227,768	1,254,671,502	346,394,818	724,495,358	772,910,761
Shares outstanding	15,989,578	66,115,335	24,868,576	38,195,026	40,827,633
Net asset value and redemption price per share	27.91	18.98	13.93	18.97	18.93
Class R3 Shares:
Net assets applicable to shares outstanding	2,639,592	100,783,457	-	4,339,680	-
Shares outstanding	96,424	5,546,782	-	242,437	-
Net asset value and redemption price per share	27.37	18.17	-	17.90	-
Class R4 Shares:
Net assets applicable to shares outstanding	4,573,073	69,822,207	-	6,670,089	-
Shares outstanding	166,139	3,873,553	-	369,402	-
Net asset value and redemption price per share	27.53	18.03	-	18.06	-
Class R5 Shares:
Net assets applicable to shares outstanding	15,512,006	86,468,273	-	21,233,033	2,403,002
Shares outstanding	555,024	4,561,506	-	1,115,933	127,352
Net asset value and redemption price per share	27.95	18.96	-	19.03	18.87
Class R6 Shares:
Net assets applicable to shares outstanding	47,299,787	243,441,770	-	66,866,572	54,406,486
Shares outstanding	1,687,453	12,887,555	-	3,495,814	2,866,736
Net asset value and redemption price per share	28.03	18.89	-	19.13	18.98

(a)	Cost of foreign currency is $538; $236,527; $114,888; $28,634; $11,822,661 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  77

Statements of Assets and Liabilities, Continued
September 30, 2022
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 578,124,846	$ 333,256,600	$ 8,441,885,848	$ 59,200,348
Non-controlled affiliated issuers	3,867,931	4,533,328	762,389,649	1,326,366
Investments at value
Non-affiliated issuers	530,047,261	287,971,741	8,566,377,250	56,263,761
Non-controlled affiliated issuers	3,867,931	4,533,328	663,452,652	1,326,366
Cash	1,315	195	561,811	-
Foreign currency at value (a)	-	-	21,185	53
Unrealized appreciation on forward currency contracts	-	-	103,136,140	-
Receivable for investments sold	2,759,540	1,931,420	197,892	-
Receivable for fund shares sold	22,522	25,164	10,651,435	-
Dividends receivable	126,923	54,836	16,977,527	52,984
Tax reclaims receivable	-	-	46,389,696	41,177
Principal and interest receivable	-	-	21,640,548	104,943
Prepaid expenses and other assets	62,449	51,266	100,577	11,957
Total Assets	536,887,941	294,567,950	9,429,506,713	57,801,241
Liabilities
Unrealized depreciation on forward currency contracts	-	-	3,509	173,094
Payable for investments purchased	4,882,910	2,333,646	28,023,040	997,501
Payable for fund shares redeemed	637,711	638,918	10,053,805	-
Payable to investment advisor and other affiliates	540,821	292,805	8,306,364	1,766
IRS compliance fees for foreign withholding tax claims payable	-	-	37,848,917	-
Deferred taxes payable	-	-	-	17
Accounts payable and accrued expenses	478,143	277,000	3,145,709	86,048
Dividends payable	-	-	20,765,339	-
Total Liabilities	6,539,585	3,542,369	108,146,683	1,258,426
Net Assets	$ 530,348,356	$ 291,025,581	$ 9,321,360,030	$ 56,542,815
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 605,847,395	$ 430,805,348	$ 9,544,033,971	$ 61,198,266
Accumulated loss	(75,499,039)	(139,779,767)	(222,673,941)	(4,655,451)
Net Assets	$ 530,348,356	$ 291,025,581	$ 9,321,360,030	$ 56,542,815
78   |  Thornburg Equity Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2022
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 293,290,192	$ 147,492,886	$ 3,344,513,279	$ 506,624
Shares outstanding	5,298,602	6,966,155	174,054,155	49,144
Net asset value and redemption price per share	$ 55.35	$ 21.17	$ 19.22	$ 10.31
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 57.96	$ 22.17	$ 20.13	$ 10.80
Class C Shares:
Net assets applicable to shares outstanding	7,476,364	5,596,028	570,347,550	-
Shares outstanding	158,091	362,136	29,718,658	-
Net asset value and redemption price per share*	47.29	15.45	19.19	-
Class I Shares:
Net assets applicable to shares outstanding	207,250,810	113,477,947	5,213,451,514	56,036,191
Shares outstanding	3,572,524	4,662,188	269,307,015	5,434,699
Net asset value and redemption price per share	58.01	24.34	19.36	10.31
Class R3 Shares:
Net assets applicable to shares outstanding	13,406,272	14,115,142	19,842,183	-
Shares outstanding	243,611	680,257	1,032,975	-
Net asset value and redemption price per share	55.03	20.75	19.21	-
Class R4 Shares:
Net assets applicable to shares outstanding	2,819,248	1,109,087	10,180,951	-
Shares outstanding	50,384	52,213	529,265	-
Net asset value and redemption price per share	55.96	21.24	19.24	-
Class R5 Shares:
Net assets applicable to shares outstanding	6,105,470	9,234,491	29,318,313	-
Shares outstanding	105,449	380,062	1,515,494	-
Net asset value and redemption price per share	57.90	24.30	19.35	-
Class R6 Shares:
Net assets applicable to shares outstanding	-	-	133,706,240	-
Shares outstanding	-	-	6,928,282	-
Net asset value and redemption price per share	-	-	19.30	-

(a)	Cost of foreign currency is $0; $0; $21,772; $56 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  79

Statements of Operations
Year Ended September 30, 2022
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 18,889,884	$ 69,828,668	$ 8,124,200	$ 19,123,599	$ 34,396,326
Non-controlled affiliated issuers	323,893	1,986,496	358,790	492,617	284,485
Non-cash dividend	2,587,502	8,805,291	-	2,749,186	1,784,464
Dividend taxes withheld	(849,166)	(8,679,583)	(893,276)	(2,104,306)	(2,641,137)
Interest income	25,275	103,277	2,453	24,986	5,861
Foreign withholding tax claims	416,639	2,293,018	56,935	676,966	37,896
Adjusted for: IRS compliance fees for foreign withholding tax claims	-	(857,280)	-	-	-
Total Income	21,394,027	73,479,887	7,649,102	20,963,048	33,867,895
EXPENSES
Investment management fees	8,553,002	21,870,175	4,044,194	11,772,104	10,271,806
Administration fees	865,561	2,458,049	356,819	1,221,727	933,690
Distribution and service fees
Class A Shares	655,874	1,181,843	103,481	310,879	292,054
Class C Shares	932,450	209,208	54,659	191,659	283,913
Class R3 Shares	17,004	670,728	-	30,172	-
Class R4 Shares	14,354	223,318	-	21,632	-
Transfer agent fees
Class A Shares	265,603	1,040,611	63,620	148,105	151,880
Class C Shares	101,817	13,132	11,499	30,212	42,238
Class I Shares	417,832	1,616,280	360,976	1,032,532	741,379
Class R3 Shares	13,092	385,170	-	30,194	-
Class R4 Shares	30,710	291,720	-	48,218	-
Class R5 Shares	54,432	459,651	-	116,633	13,216
Class R6 Shares	6,568	24,040	-	13,228	19,427
Registration and filing fees
Class A Shares	18,649	33,052	11,463	22,361	20,867
Class C Shares	15,288	16,679	7,648	18,551	19,670
Class I Shares	18,336	38,419	22,562	20,496	39,379
Class R3 Shares	18,105	14,863	-	18,893	-
Class R4 Shares	18,105	17,945	-	18,907	-
Class R5 Shares	18,481	18,107	-	19,618	19,769
Class R6 Shares	18,292	20,803	-	19,509	19,782
Custodian fees	263,380	916,850	209,270	499,200	973,300
Professional fees	108,106	174,185	73,037	93,800	73,160
Trustee and officer fees	59,796	173,942	22,985	91,216	63,915
Other expenses	107,080	360,147	58,887	246,931	142,879
Total Expenses	12,591,917	32,228,917	5,401,100	16,036,777	14,122,324
Less:
Expenses reimbursed	(332,166)	(1,305,201)	(708,513)	(1,181,897)	(794,802)
Investment management fees waived	(521,139)	(2,468,450)	(437,270)	(29,465)	(1,087,271)
Net Expenses	11,738,612	28,455,266	4,255,317	14,825,415	12,240,251
Net Investment Income (Loss)	$ 9,655,415	$ 45,024,621	$ 3,393,785	$ 6,137,633	$ 21,627,644
80   |  Thornburg Equity Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2022
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ 24,386,259	$ (30,511,714)	$ (42,748,021)	$ (29,970,498)	$ (65,102,520)
Forward currency contracts	15,820,365	-	-	-	-
Foreign currency transactions	(198,080)	(807,701)	(130,391)	(317,315)	(481,538)
Net realized gain (loss)	40,008,544	(31,319,415)	(42,878,412)	(30,287,813)	(65,584,058)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	(249,767,412)	(860,771,035)	(99,096,181)	(560,856,892)	(377,340,586)
Forward currency contracts	4,098,063	-	-	-	-
Foreign currency translations	(107,062)	(484,312)	(71,817)	(166,768)	(131,665)
Change in net unrealized appreciation (depreciation)	(245,776,411)	(861,255,347)	(99,167,998)	(561,023,660)	(377,472,251)
Net Realized and Unrealized Gain (Loss)	(205,767,867)	(892,574,762)	(142,046,410)	(591,311,473)	(443,056,309)
Change in Net Assets Resulting from Operations	$ (196,112,452)	$ (847,550,141)	$ (138,652,625)	$ (585,173,840)	$ (421,428,665)
* Net of foreign capital gain taxes	$ 1,031,517	$ -	$ -	$ 97,412	$ 4,580,994
** Net of change in deferred taxes	$ 1,709,290	$ -	$ -	$ 537,183	$ 6,158,932
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  81

Statements of Operations, Continued
Year Ended September 30, 2022
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 6,457,015	$ 579,191	$ 488,272,606	$ 960,043
Non-controlled affiliated issuers	75,035	34,494	23,792,867	32,447
Non-cash dividend	-	-	35,323,644	-
Dividend taxes withheld	(9,318)	-	(33,534,806)	(66,734)
Interest income	-	-	126,296,104	1,227,551
Foreign withholding tax claims	-	-	26,666,241	-
Adjusted for: IRS compliance fees for foreign withholding tax claims	-	-	20,962,716	-
Total Income	6,522,732	613,685	687,779,372	2,153,307
EXPENSES
Investment management fees	6,041,811	3,969,580	76,480,645	495,033
Administration fees	601,467	389,224	9,410,549	56,733
Distribution and service fees
Class A Shares†	955,647	567,307	9,852,836	453
Class C Shares	119,768	117,772	7,910,945	-
Class R3 Shares	93,452	98,185	122,340	-
Class R4 Shares	9,328	3,685	31,794	-
Transfer agent fees
Class A Shares†	432,260	285,125	2,788,155	2,165
Class C Shares	24,079	28,295	597,320	-
Class I Shares	239,335	141,177	4,257,010	29,713
Class R3 Shares	55,138	63,809	57,629	-
Class R4 Shares	12,136	6,302	36,382	-
Class R5 Shares	52,800	61,217	90,702	-
Class R6 Shares	-	-	18,700	-
Registration and filing fees
Class A Shares†	29,205	31,522	61,589	12,616
Class C Shares	17,066	18,721	28,574	-
Class I Shares	17,828	24,242	48,140	29,392
Class R3 Shares	13,912	15,090	18,660	-
Class R4 Shares	17,432	18,806	18,648	-
Class R5 Shares	17,283	14,935	18,972	-
Class R6 Shares	-	-	19,319	-
Custodian fees	82,640	69,375	1,606,100	93,095
Professional fees	75,657	63,147	521,567	66,272
Trustee and officer fees	41,960	30,781	632,260	3,746
Other expenses	172,091	87,568	736,256	31,022
Total Expenses	9,122,295	6,105,865	115,365,092	820,240
Less:
Expenses reimbursed	(561,407)	(444,337)	(151,336)	(238,051)
Investment management fees waived	(408,108)	(316,748)	-	-
Net Expenses	8,152,780	5,344,780	115,213,756	582,189
Net Investment Income (Loss)	$ (1,630,048)	$ (4,731,095)	$ 572,565,616	$ 1,571,118
82   |  Thornburg Equity Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2022
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ (19,695,319)	$ (91,059,774)	$ 276,358,651	$ (1,308,531)
Non-controlled affiliated issuers	-	-	2,877,586	-
Options written	-	-	-	32,635
Forward currency contracts	-	-	280,479,865	(259,278)
Foreign currency transactions	5,128	855	(1,434,430)	(8,496)
Net realized gain (loss)	(19,690,191)	(91,058,919)	558,281,672	(1,543,670)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	(143,639,039)	(125,609,457)	(2,261,272,941)	(9,196,556)
Non-controlled affiliated issuers	-	-	(192,199,507)	-
Forward currency contracts	-	-	78,885,641	(152,358)
Foreign currency translations	-	-	(3,896,441)	(2,296)
Change in net unrealized appreciation (depreciation)	(143,639,039)	(125,609,457)	(2,378,483,248)	(9,351,210)
Net Realized and Unrealized Gain (Loss)	(163,329,230)	(216,668,376)	(1,820,201,576)	(10,894,880)
Change in Net Assets Resulting from Operations	$ (164,959,278)	$ (221,399,471)	$ (1,247,635,960)	$ (9,323,762)
* Net of foreign capital gain taxes	$ -	$ -	$ -	$ 42
** Net of change in deferred taxes	$ -	$ -	$ -	$ 2,127

†	Effective date of this class of shares of Summit Fund was January 26, 2022.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  83

Statements of Changes in Net Assets

	THORNBURG GLOBAL OPPORTUNITIES FUND		THORNBURG INTERNATIONAL EQUITY FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 9,655,415	$ 15,954,214	$ 45,024,621	$ 44,951,706
Net realized gain (loss)	40,008,544	121,063,647	(31,319,415)	570,017,512
Net change in unrealized appreciation (depreciation)	(245,776,411)	148,995,914	(861,255,347)	29,574,717
Net Increase (Decrease) in Net Assets Resulting from Operations	(196,112,452)	286,013,775	(847,550,141)	644,543,935
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(35,940,962)	(15,556,947)	(71,630,114)	(27,537,806)
Class C Shares	(13,819,339)	(8,198,327)	(3,618,672)	(1,051,963)
Class I Shares	(79,676,826)	(35,542,986)	(255,342,551)	(59,075,703)
Class R3 Shares	(482,303)	(248,648)	(19,948,636)	(4,557,933)
Class R4 Shares	(784,298)	(365,924)	(13,551,778)	(3,204,878)
Class R5 Shares	(2,624,395)	(2,182,325)	(20,223,366)	(4,382,041)
Class R6 Shares	(7,791,346)	(3,376,168)	(44,109,955)	(9,265,153)
FUND SHARE TRANSACTIONS
Class A Shares	29,863,763	7,882,180	7,250,330	(427,661,468)
Class C Shares	(17,418,699)	(30,089,588)	(3,502,879)	(22,813,554)
Class I Shares	30,696,403	(38,078,183)	15,624,909	6,617,111
Class R3 Shares	(10,925)	(700,070)	3,097,926	(19,695,062)
Class R4 Shares	296,505	(202,245)	5,287,546	(13,597,831)
Class R5 Shares	1,038,704	(19,124,205)	(16,546,986)	4,995,604
Class R6 Shares	9,155,545	1,787,617	48,306,156	39,193,004
Net Increase (Decrease) in Net Assets	(283,610,625)	142,017,956	(1,216,458,211)	102,506,262
NET ASSETS
Beginning of Year	1,082,825,057	940,807,101	3,325,261,498	3,222,755,236
End of Year	$ 799,214,432	$ 1,082,825,057	$ 2,108,803,287	$ 3,325,261,498
See notes to financial statements.
84   |  Thornburg Equity Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG BETTER WORLD INTERNATIONAL FUND		THORNBURG INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,393,785	$ 957,396	$ 6,137,633	$ (1,206,755)
Net realized gain (loss)	(42,878,412)	43,117,549	(30,287,813)	126,958,821
Net change in unrealized appreciation (depreciation)	(99,167,998)	8,005,551	(561,023,660)	21,850,369
Net Increase (Decrease) in Net Assets Resulting from Operations	(138,652,625)	52,080,496	(585,173,840)	147,602,435
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(5,765,352)	-	(10,325,457)	(1,957,081)
Class C Shares	(780,125)	-	(1,922,046)	(510,190)
Class I Shares	(42,774,823)	(467,138)	(99,259,528)	(19,125,765)
Class R3 Shares	-	-	(497,684)	(88,563)
Class R4 Shares	-	-	(657,230)	(114,616)
Class R5 Shares	-	-	(2,277,399)	(406,256)
Class R6 Shares	-	-	(6,805,277)	(845,284)
FUND SHARE TRANSACTIONS
Class A Shares	11,651,032	22,545,088	(6,281,463)	5,663,748
Class C Shares	1,343,528	2,514,883	(7,027,788)	(17,085,519)
Class I Shares	210,904,868	174,010,009	(290,734,058)	23,821,895
Class R3 Shares	-	-	(259,124)	813,193
Class R4 Shares	-	-	1,098,706	1,028,673
Class R5 Shares	-	-	(924,557)	(221,191)
Class R6 Shares	-	-	3,330,404	43,772,314
Net Increase (Decrease) in Net Assets	35,926,503	250,683,338	(1,007,716,341)	182,347,793
NET ASSETS
Beginning of Year	347,909,694	97,226,356	1,928,405,241	1,746,057,448
End of Year	$ 383,836,197	$ 347,909,694	$ 920,688,900	$ 1,928,405,241
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  85

Statements of Changes in Net Assets, Continued

	THORNBURG DEVELOPING WORLD FUND		THORNBURG SMALL/MID CAP CORE FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 21,627,644	$ 2,995,896	$ (1,630,048)	$ 465,695
Net realized gain (loss)	(65,584,058)	92,825,380	(19,690,191)	226,101,666
Net change in unrealized appreciation (depreciation)	(377,472,251)	81,047,307	(143,639,039)	(8,975,742)
Net Increase (Decrease) in Net Assets Resulting from Operations	(421,428,665)	176,868,583	(164,959,278)	217,591,619
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	-	-	(122,071,650)	-
Class C Shares	-	-	(4,832,240)	-
Class I Shares	-	(1,240,033)	(87,917,194)	-
Class R3 Shares	-	-	(6,082,568)	-
Class R4 Shares	-	-	(1,155,007)	-
Class R5 Shares	-	(5,775)	(3,628,978)	-
Class R6 Shares	-	(173,993)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	1,023,278	9,170,861	51,894,406	(48,852,077)
Class C Shares	(13,423,005)	(17,794,278)	(2,381,118)	(11,067,483)
Class I Shares	186,186,571	125,144,133	26,723,681	(40,995,537)
Class R3 Shares	-	-	175,122	(8,215,545)
Class R4 Shares	-	-	473,412	(1,500,983)
Class R5 Shares	(537,878)	899,908	(2,667,211)	(3,417,832)
Class R6 Shares	2,994,134	2,122,539	-	-
Net Increase (Decrease) in Net Assets	(245,185,565)	294,991,945	(316,428,623)	103,542,162
NET ASSETS
Beginning of Year	1,179,846,600	884,854,655	846,776,979	743,234,817
End of Year	$ 934,661,035	$ 1,179,846,600	$ 530,348,356	$ 846,776,979
See notes to financial statements.
86   |  Thornburg Equity Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG SMALL/MID CAP GROWTH FUND		THORNBURG INVESTMENT INCOME BUILDER FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (4,731,095)	$ (6,572,232)	$ 572,565,616	$ 574,602,639
Net realized gain (loss)	(91,058,919)	246,517,937	558,281,672	362,903,576
Net change in unrealized appreciation (depreciation)	(125,609,457)	(138,053,403)	(2,378,483,248)	1,694,666,970
Net Increase (Decrease) in Net Assets Resulting from Operations	(221,399,471)	101,892,302	(1,247,635,960)	2,632,173,185
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(116,662,505)	(21,786,815)	(201,637,382)	(186,461,886)
Class C Shares	(9,000,446)	(2,420,920)	(34,382,021)	(46,091,421)
Class I Shares	(96,903,886)	(16,872,585)	(322,622,375)	(297,043,722)
Class R3 Shares	(9,133,414)	(2,196,040)	(1,161,653)	(1,196,087)
Class R4 Shares	(677,509)	(173,350)	(614,910)	(638,486)
Class R5 Shares	(6,929,696)	(1,374,412)	(1,874,171)	(2,363,360)
Class R6 Shares	-	-	(7,073,144)	(5,592,075)
FUND SHARE TRANSACTIONS
Class A Shares	33,337,901	(11,198,760)	122,948,703	263,624,361
Class C Shares	(3,334,612)	(15,751,606)	(242,851,475)	(784,839,681)
Class I Shares	24,438,534	(28,121,333)	372,237,215	(335,800,673)
Class R3 Shares	6,084,629	(9,034,714)	(1,166,777)	(4,648,803)
Class R4 Shares	427,757	(878,637)	(534,461)	(3,061,055)
Class R5 Shares	541,093	(1,755,528)	(4,004,205)	(16,363,605)
Class R6 Shares	-	-	44,998,660	6,692,039
Net Increase (Decrease) in Net Assets	(399,211,625)	(9,672,398)	(1,525,373,956)	1,218,388,731
NET ASSETS
Beginning of Year	690,237,206	699,909,604	10,846,733,986	9,628,345,255
End of Year	$ 291,025,581	$ 690,237,206	$ 9,321,360,030	$ 10,846,733,986
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  87

Statements of Changes in Net Assets, Continued

	THORNBURG SUMMIT FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 1,571,118	$ 679,700
Net realized gain (loss)	(1,543,670)	10,340,154
Net change in unrealized appreciation (depreciation)	(9,351,210)	562,641
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,323,762)	11,582,495
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares†	(6,137)	-
Class I Shares	(10,896,644)	(3,131,551)
FUND SHARE TRANSACTIONS
Class A Shares†	565,061	-
Class I Shares	13,738,449	8,128,955
Net Increase (Decrease) in Net Assets	(5,923,033)	16,579,899
NET ASSETS
Beginning of Year	62,465,848	45,885,949
End of Year	$ 56,542,815	$ 62,465,848

†	Effective date of this class of shares was January 26, 2022.
See notes to financial statements.
88  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements
September 30, 2022
NOTE 1 – ORGANIZATION
Thornburg Global Opportunities Fund ("Global Opportunities Fund"), Thornburg International Equity Fund ("International Equity Fund"), Thornburg Better World International Fund ("Better World International Fund"), Thornburg International Growth Fund ("International Growth Fund"), Thornburg Developing World Fund ("Developing World Fund"), Thornburg Small/Mid Cap Core Fund ("Small/Mid Cap Core Fund"), Thornburg Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"), Thornburg Investment Income Builder Fund ("Income Builder Fund"), and Thornburg Summit Fund ("Summit Fund"), collectively the "Funds", are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently nine of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Global Opportunities Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, liquidity risk, real estate risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Equity Fund: The Fund’s primary investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Better World International Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, liquidity risk, ESG investing risk, real estate risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Growth Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Developing World Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Core Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types. As a secondary, non-fundamental goal, the Fund also seeks some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Growth Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, information technology securities risk, foreign investment risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Thornburg Equity Funds Annual Report  |  89

Notes to Financial Statements, Continued
September 30, 2022
Income Builder Fund: The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, credit risk, high yield risk, interest rate risk, prepayment and extension risk, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, liquidity risk, real estate risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Summit Fund: The Fund’s investment goal is to seek to grow real wealth over time. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, small and mid-cap company risk, short sale risk, credit risk, high yield risk, interest rate risk, prepayment and extension risk, liquidity risk, inflation risk, structured products risk, commodities-related investment risk, real estate risk, derivatives risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Certain Funds have invested in securities that are economically tied to Russia. Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.
As of September 30, 2022, the Funds currently offer up to seven classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At September 30, 2022, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	X	X	X	X	X	X	X
International Equity Fund	X	X	X	X	X	X	X
Better World International Fund	X	X	X
International Growth Fund	X	X	X	X	X	X	X
Developing World Fund	X	X	X			X	X
Small/Mid Cap Core Fund	X	X	X	X	X	X
Small/Mid Cap Growth Fund	X	X	X	X	X	X
Income Builder Fund	X	X	X	X	X	X	X
Summit Fund	X		X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares
90   |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid quarterly or annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Short Sales: A short sale involves the sale by the Funds of a security that the Funds do not own. The Funds borrow the security that they intend to sell from a broker or other institution, and at a later date the Funds complete the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Funds may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in "Short sale financing fees" on the Statement of Operations. When it enters into a short sale, the Funds seek to profit on a decline in the price of the security between the date the Funds borrow the security and the date the Funds purchase the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Funds will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Funds sold the
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September 30, 2022
security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Funds during the fiscal year were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2022 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees of the Trust (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Fund’s valuation time.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily available if it is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair
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September 30, 2022
valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
Forward currency contracts are valued by a third-party pricing service provider.
Over-the-counter options are valued by a third-party pricing service provider.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the
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September 30, 2022
valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Funds’ investments as of September 30, 2022:
GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 689,346,589	$ 290,137,194	$ 399,209,395	$ —
Exchange-Traded Funds	24,151,119	24,151,119	—	—
Short-Term Investments	67,253,606	67,253,606	—	—
Total Investments in Securities	$ 780,751,314	$ 381,541,919	$ 399,209,395	$ —
Other Financial Instruments
Forward Currency Contracts	$ 5,759,731	$ —	$ 5,759,731	$ —
Total Assets	$ 786,511,045	$ 381,541,919	$ 404,969,126	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (124,414)	$ —	$ (124,414)	$ —
Total Other Financial Instruments	$ (124,414)	$ —	$ (124,414)	$ —
Total Liabilities	$ (124,414)	$ —	$ (124,414)	$ —
INTERNATIONAL EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,960,382,973	$ 268,138,653	$ 1,692,244,320	$ —
Short-Term Investments	201,533,193	201,533,193	—	—
Total Investments in Securities	$ 2,161,916,166	$ 469,671,846	$ 1,692,244,320	$ —
Total Assets	$ 2,161,916,166	$ 469,671,846	$ 1,692,244,320	$ —
BETTER WORLD INTERNATIONAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 359,262,414	$ 80,127,785	$ 279,134,629	$ —
Short-Term Investments	21,444,036	21,444,036	—	—
Total Investments in Securities	$ 380,706,450	$ 101,571,821	$ 279,134,629	$ —
Total Assets	$ 380,706,450	$ 101,571,821	$ 279,134,629	$ —
INTERNATIONAL GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 868,943,591	$ 236,620,939	$ 632,322,652	$ —
Short-Term Investments	45,852,069	45,852,069	—	—
Total Investments in Securities	$ 914,795,660	$ 282,473,008	$ 632,322,652	$ —
Total Assets	$ 914,795,660	$ 282,473,008	$ 632,322,652	$—
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September 30, 2022
DEVELOPING WORLD FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 878,850,220	$ 217,825,958	$ 661,024,262	$ —
Rights	6,313	6,313	—	—
Short-Term Investments	37,261,633	37,261,633	—	—
Total Investments in Securities	$ 916,118,166	$ 255,093,904	$ 661,024,262	$ —
Total Assets	$ 916,118,166	$ 255,093,904	$ 661,024,262	$ —
SMALL/MID CAP CORE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 530,047,261	$ 530,047,261	$ —	$ —
Short-Term Investments	3,867,931	3,867,931	—	—
Total Investments in Securities	$ 533,915,192	$ 533,915,192	$ —	$ —
Total Assets	$ 533,915,192	$ 533,915,192	$ —	$ —
SMALL/MID CAP GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 287,971,741	$ 287,971,741	$ —	$ —
Short-Term Investments	4,533,328	4,533,328	—	—
Total Investments in Securities	$ 292,505,069	$ 292,505,069	$ —	$ —
Total Assets	$ 292,505,069	$ 292,505,069	$ —	$ —
INCOME BUILDER FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 7,316,986,318	$ 2,772,866,193	$ 4,541,911,473	$ 2,208,652
Preferred Stock	31,436,466	21,831,966	9,604,500	—
Asset Backed Securities	243,666,556	—	212,174,056	31,492,500
Corporate Bonds	894,928,516	—	894,928,016	500
Other Government	3,315,480	—	3,315,480	—
Mortgage Backed	177,157,521	—	177,156,571	950
Loan Participations	42,368,523	—	42,368,523	—
Short-Term Investments	519,970,522	519,970,522	—	—
Total Investments in Securities	$ 9,229,829,902	$ 3,314,668,681	$ 5,881,458,619	$ 33,702,602
Other Financial Instruments
Forward Currency Contracts	$ 103,136,140	$ —	$ 103,136,140	$ —
Total Assets	$ 9,332,966,042	$ 3,314,668,681	$ 5,984,594,759	$ 33,702,602(a)
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (3,509)	$ —	$ (3,509)	$ —
Total Other Financial Instruments	$ (3,509)	$ —	$ (3,509)	$ —
Total Liabilities	$ (3,509)	$ —	$ (3,509)	$—

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2022 is not presented.

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September 30, 2022
SUMMIT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 29,508,026	$ 18,668,019	$ 10,840,007	$ —
Asset Backed Securities	5,759,432	—	5,361,452	397,980
Corporate Bonds	3,756,707	—	3,756,707	—
U.S. Treasury Securities	11,891,150	11,891,150	—	—
Mortgage Backed	3,243,689	—	3,243,689	—
Exchange-Traded Funds	2,104,757	2,104,757	—	—
Short-Term Investments	1,326,366	1,326,366	—	—
Total Investments in Securities	$ 57,590,127	$ 33,990,292	$ 23,201,855	$ 397,980
Total Assets	$ 57,590,127	$ 33,990,292	$ 23,201,855	$ 397,980
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (173,094)	$ —	$ (173,094)	$ —
Total Other Financial Instruments	$ (173,094)	$ —	$ (173,094)	$ —
Total Liabilities	$ (173,094)	$ —	$ (173,094)	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
GLOBAL OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL GROWTH FUND, SMALL/MID CAP CORE FUND, SMALL/MID CAP GROWTH FUND, INCOME BUILDER FUND		BETTER WORLD INTERNATIONAL FUND, DEVELOPING WORLD FUND		SUMMIT FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%	Up to $500 million	0.975%	Up to $500 million	0.750%
Next $500 million	0.825	Next $500 million	0.925	Next $500 million	0.700
Next $500 million	0.775	Next $500 million	0.875	Next $500 million	0.650
Next $500 million	0.725	Next $500 million	0.825	Next $500 million	0.625
Over $2 billion	0.675	Over $2 billion	0.775	Over $2 billion	0.600
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2022 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2022 are set forth in the Statement of Operations.
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September 30, 2022
Effective Management Fee
Global Opportunities Fund	0.848%
International Equity Fund	0.762
Better World International Fund	0.975
International Growth Fund	0.824
Developing World Fund	0.944
Small/Mid Cap Core Fund	0.861
Small/Mid Cap Growth Fund	0.870
Income Builder Fund	0.698
Summit Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2022, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2022, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Global Opportunities Fund	$ 4,970	$ 2,370
International Equity Fund	3,371	817
Better World International Fund	8,340	1,035
International Growth Fund	3,312	1,342
Developing World Fund	5,267	1,088
Small/Mid Cap Core Fund	4,254	24
Small/Mid Cap Growth Fund	4,023	—
Income Builder Fund	305,400	24,581
Summit Fund	1,555	—
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Global Opportunities Fund, International Equity Fund, International Growth Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund and Income Builder Fund, Class A, Class C, Class I, and Class R5 shares of the Developing World Fund, Class A, Class C, Class I shares of the Better World International Fund and Class A and Class I shares of the Summit Fund. For the year ended September 30, 2022, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class R3 shares of the Funds at an annual
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September 30, 2022
rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2022 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2023 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2022 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	—%	—%	0.99%	1.50%	1.40%	0.99%	0.85%
International Equity Fund	—	—	0.90	1.36	1.16	0.90	0.70
Better World International Fund	—	2.19	0.90	—	—	—	—
International Growth Fund	—	—	—	1.50	1.40	0.99	0.89
Developing World Fund	—	—	1.04	—	—	1.04	0.94
Small/Mid Cap Core Fund	—	—	0.95	1.31	1.21	0.95	—
Small/Mid Cap Growth Fund	—	—	0.95	1.46	1.36	0.95	—
Income Builder Fund	—	—	—	1.50	1.40	0.99	0.80
Summit Fund	0.94	—	0.69	—	—	—	—
For the year ended September 30, 2022, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ —	$ —	$ 88,594	$ 28,971	$ 36,479	$ 62,775	$ 73,386	$ 290,205
International Equity Fund	—	—	178,415	297,157	197,208	325,458	209,738	1,207,976
Better World International Fund	—	8,295	700,218	—	—	—	—	708,513
International Growth Fund	—	—	—	47,570	52,171	131,936	109,503	341,180
Developing World Fund	—	—	663,197	—	—	32,467	99,138	794,802
Small/Mid Cap Core Fund	219,558	14,606	509,908	112,578	32,612	80,253	—	969,515
Small/Mid Cap Growth Fund	154,509	9,424	368,002	98,659	24,370	92,807	—	747,771
Income Builder Fund	—	—	—	31,155	12,466	47,483	60,232	151,336
Summit Fund	15,648	—	222,403	—	—	—	—	238,051
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ 135,523	$ 48,118	$ 335,977	$ 1,756	$ 2,966	$ 9,556	$ 29,204	$ 563,100
International Equity Fund	406,628	17,990	1,479,055	115,403	76,868	109,541	360,190	2,565,675
Better World International Fund	43,595	5,755	387,920	—	—	—	—	437,270
International Growth Fund	2,565	395	864,476	124	179	595	1,848	870,182
Developing World Fund	116,644	28,295	869,251	—	—	3,263	69,818	1,087,271
Small/Mid Cap Growth Fund	—	13,314	—	—	—	—	—	13,314
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2022, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
98  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
Percentage of Direct Investments
Global Opportunities Fund	5.74%
International Equity Fund	1.58
Better World International Fund	8.96
International Growth Fund	2.85
Developing World Fund	3.35
Small/Mid Cap Core Fund	6.20
Small/Mid Cap Growth Fund	6.33
Income Builder Fund	1.41
Summit Fund	63.02
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2022, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Small/Mid Cap Core Fund	$ 15,017,169	$ 6,910,492	$ 2,339,166
Small/Mid Cap Growth Fund	6,910,492	15,017,169	(3,903,148)
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
GLOBAL OPPORTUNITIES FUND	Market Value 9/30/21	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/22	Dividend Income
Thornburg Capital Mgmt. Fund	$ 34,427,071	$ 276,436,292	$ (243,609,757)	$ -	$ -	$ 67,253,606	$ 323,893
INTERNATIONAL EQUITY FUND
Thornburg Capital Mgmt. Fund	$352,027,123	$ 916,316,577	$(1,066,810,507)	$ -	$ -	$201,533,193	$ 1,986,496
BETTER WORLD INTERNATIONAL FUND
Thornburg Capital Mgmt. Fund	$ 31,700,716	$ 376,488,690	$ (386,745,370)	$ -	$ -	$ 21,444,036	$ 358,790
INTERNATIONAL GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 64,240,267	$ 729,277,016	$ (747,665,214)	$ -	$ -	$ 45,852,069	$ 492,617
DEVELOPING WORLD FUND
Thornburg Capital Mgmt. Fund	$ 29,224,822	$ 447,693,682	$ (439,656,871)	$ -	$ -	$ 37,261,633	$ 284,485
SMALL/MID CAP CORE FUND
Thornburg Capital Mgmt. Fund	$ 2,280,880	$ 166,733,354	$ (165,146,303)	$ -	$ -	$ 3,867,931	$ 75,035
SMALL/MID CAP GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 4,142,746	$ 174,076,896	$ (173,686,314)	$ -	$ -	$ 4,533,328	$ 34,494
INCOME BUILDER FUND
Chimera Investment Corp	$264,958,318	$ 1,042,910	$ (22,929,825)	$12,269,280	$(164,944,320)	$ 90,396,363	$ 8,337,231
Malamute Energy, Inc.	12,439	-	-	-	-	12,439	-
Midcap Financial Investment*	49,127,545	-	(11,305,237)	(7,482,325)	(315,841)	30,024,142	4,184,896
SLR Investment Corp	88,149,127	-	(6,227,084)	(1,909,369)	(26,939,346)	53,073,328	6,425,833
Thornburg Capital Mgmt. Fund	271,426,844	1,671,240,084	(1,422,696,406)	-	-	519,970,522	4,844,907
Total	$673,674,273	$1,672,282,994	$(1,463,158,552)	$ 2,877,586	$(192,199,507)	$693,476,794	$23,792,867
* Issuer no longer affiliated at September 30, 2022.
Thornburg Equity Funds Annual Report  |  99

Notes to Financial Statements, Continued
September 30, 2022
SUMMIT FUND	Market Value 9/30/21	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/22	Dividend Income
Thornburg Capital Mgmt. Fund	$ 5,946,069	$ 37,709,224	$ (42,328,927)	$ -	$ -	$ 1,326,366	$ 32,447
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2022, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2022, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Opportunities Fund	$ 646,523,536	$ 177,423,636	$ (37,560,541)	$ 139,863,095
International Equity Fund	2,332,284,083	138,538,394	(308,906,311)	(170,367,917)
Better World International Fund	455,634,524	1,155,287	(76,083,361)	(74,928,074)
International Growth Fund	882,008,522	114,519,703	(81,732,565)	32,787,138
Developing World Fund	973,624,754	102,418,449	(159,925,037)	(57,506,588)
Small/Mid Cap Core Fund	583,192,926	55,601,107	(104,878,841)	(49,277,734)
Small/Mid Cap Growth Fund	341,052,016	27,820,441	(76,367,388)	(48,546,947)
Income Builder Fund	9,391,051,744	1,481,835,787	(1,539,924,998)	(58,089,211)
Summit Fund	60,903,716	1,598,980	(5,085,663)	(3,486,683)
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales, distributions from real estate investment trusts (“REITs”), distributions from non-REIT securities, partnership basis adjustments, mark-to-market of forward currency contracts and passive foreign investment companies.
At September 30, 2022, the Funds had deferred tax basis late-year ordinary investment losses and deferred tax basis capital losses occurring subsequent to October 31, 2021 through September 30, 2022 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2023.
	Deferred Tax Basis
	Late-Year Ordinary Losses	Capital Losses
Better World International Fund	$ —	$ 46,756,909
International Growth Fund	352,915	32,981,508
Small/Mid Cap Core Fund	587,843	25,633,462
Small/Mid Cap Growth Fund	3,114,180	—
At September 30, 2022, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
International Equity Fund	$ 30,511,660	$ —
Developing World Fund	115,291,488	—
Small/Mid Cap Growth Fund	37,655,259	50,463,381
Income Builder Fund	239,747,614	—
100  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
Cumulative Capital Losses
	Short-Term	Long-Term
Summit Fund	$ 1,011,960	$ 291,143
During the year ended September 30, 2022, the Funds utilized capital loss carryforwards as shown on the following table.
Utilized Capital Loss Carryforwards
Income Builder Fund	$ 613,141,185
At September 30, 2022, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Global Opportunities Fund	$ (9,708,791)	$ 9,708,791
Small/Mid Cap Core Fund	1,010,854	(1,010,854)
Small/Mid Cap Growth Fund	1,685,311	(1,685,311)
These differences are primarily due to the tax treatment of taxable over-distribution of dividends, equalization credits and net operating losses.
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
As a result of several court rulings in France and Sweden, the French and Swedish tax authorities recently paid several of the Funds’ tax reclaims for prior tax withholding. These tax reclaim payments are reflected as “Foreign withholding tax claims” in the Statements of Operations and any related interest is included in “Interest Income”. Reducing the “Foreign withholding tax claim” payments for the calculation of Net Investment Income/Loss in the Statement of Operations are fees paid by the Funds to a third-party service provider that assisted in the recovery of the tax reclaims by pursuing administrative and judicial proceedings on the Funds’ behalf. These third-party service provider fees are reflected in the Statement of Operations under “Tax Reclaim Collection Fees” and are excluded from the expense limitation agreement; therefore, certain net expenses are above the contractual limit. For U.S. income tax purposes, tax reclaims paid by France and Sweden and received by the Funds will reduce the amount of foreign taxes paid in a fiscal year that Fund shareholders can use as tax credits in their individual income tax returns.
In the event that tax reclaims received by the Funds during the fiscal year ending September 30, 2022 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated through the year ended September 30, 2022 and are reflected as “IRS Compliance Fees” in the Statements of Operations.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
At September 30, 2022, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	Undistributed Tax Basis Ordinary Investment Income	Undistributed tax basis capital gains
Global Opportunities Fund	$ 8,425,684	$ 24,123,684
International Equity Fund	40,953,439	—
Developing World Fund	14,616,567	—
Income Builder Fund	99,059,634	—
Summit Fund	169,764	—
Thornburg Equity Funds Annual Report  |  101

Notes to Financial Statements, Continued
September 30, 2022
The tax character of distributions paid for the Funds during the year ended September 30, 2022, and September 30, 2021, were as follows:
	DISTRIBUTIONS FROM:
	ORDINARY INCOME		CAPITAL GAINS
	2022	2021	2022	2021
Global Opportunities Fund	$ 15,778,960	$ 20,681,538	$ 125,340,509	$ 44,789,787
International Equity Fund	193,817,050	61,041,295	234,608,023	48,034,182
Better World International Fund	31,313,003	467,138	18,007,297	—
International Growth Fund	9,898,518	18,415,108	111,846,103	4,632,647
Developing World Fund	—	1,419,801	—	—
Small/Mid Cap Core Fund	70,922,563	—	154,765,074	—
Small/Mid Cap Growth Fund	7,963,421	7,599,747	231,344,035	37,224,375
Income Builder Fund	569,365,656	539,387,037	—	—
Summit Fund	9,193,382	2,727,215	1,709,399	404,336
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2022, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	974,446	$ 32,677,548	874,275	$ 32,438,647
Shares issued to shareholders in reinvestment of dividends	932,299	33,290,506	442,778	14,478,834
Shares repurchased	(1,066,676)	(36,104,291)	(1,067,193)	(39,035,301)
Net increase (decrease)	840,069	$ 29,863,763	249,860	$ 7,882,180
Class C Shares
Shares sold	91,768	$ 2,937,754	113,898	$ 4,047,616
Shares issued to shareholders in reinvestment of dividends	402,531	13,579,745	255,394	7,988,719
Shares repurchased	(1,061,887)	(33,936,198)	(1,194,390)	(42,125,923)
Net increase (decrease)	(567,588)	$ (17,418,699)	(825,098)	$ (30,089,588)
Class I Shares
Shares sold	3,320,142	$ 113,814,310	1,864,870	$ 70,845,527
Shares issued to shareholders in reinvestment of dividends	2,086,899	74,888,020	991,332	32,632,180
Shares repurchased	(4,751,990)	(158,005,927)	(3,967,733)	(141,555,890)
Net increase (decrease)	655,051	$ 30,696,403	(1,111,531)	$ (38,078,183)
Class R3 Shares
Shares sold	16,133	$ 526,960	20,970	$ 794,404
Shares issued to shareholders in reinvestment of dividends	13,696	482,287	7,186	232,451
Shares repurchased	(30,694)	(1,020,172)	(46,653)	(1,726,925)
Net increase (decrease)	(865)	$ (10,925)	(18,497)	$ (700,070)
Class R4 Shares
Shares sold	21,583	$ 717,640	30,008	$ 1,114,726
Shares issued to shareholders in reinvestment of dividends	17,674	625,825	9,046	293,903
Shares repurchased	(31,449)	(1,046,960)	(42,391)	(1,610,874)
Net increase (decrease)	7,808	$ 296,505	(3,337)	$ (202,245)
102  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	138,723	$ 4,670,479	123,067	$ 4,568,125
Shares issued to shareholders in reinvestment of dividends	63,528	2,282,290	58,718	1,934,612
Shares repurchased	(170,169)	(5,914,065)	(689,498)	(25,626,942)
Net increase (decrease)	32,082	$ 1,038,704	(507,713)	$ (19,124,205)
Class R6 Shares
Shares sold	101,369	$ 3,757,080	131,284	$ 4,960,273
Shares issued to shareholders in reinvestment of dividends	210,743	7,594,896	101,230	3,347,578
Shares repurchased	(64,288)	(2,196,431)	(168,320)	(6,520,234)
Net increase (decrease)	247,824	$ 9,155,545	64,194	$ 1,787,617
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,041,060	$ 52,169,489	2,896,091	$ 81,589,572
Shares issued to shareholders in reinvestment of dividends	2,401,673	64,165,504	967,980	25,503,852
In-kind redemptions	-	-	(13,269,318)	(391,975,649)
Shares repurchased	(4,666,655)	(109,084,663)	(5,021,375)	(142,779,243)
Net increase (decrease)	(223,922)	$ 7,250,330	(14,426,622)	$ (427,661,468)
Class C Shares
Shares sold	67,920	$ 1,516,672	152,073	$ 3,848,667
Shares issued to shareholders in reinvestment of dividends	147,243	3,385,937	43,045	994,770
Shares repurchased	(398,808)	(8,405,488)	(1,151,785)	(27,656,991)
Net increase (decrease)	(183,645)	$ (3,502,879)	(956,667)	$ (22,813,554)
Class I Shares
Shares sold	12,619,730	$ 312,476,672	11,175,901	$ 334,435,484
Shares issued to shareholders in reinvestment of dividends	8,538,732	237,811,796	1,980,851	54,339,971
Shares repurchased	(22,012,027)	(534,663,559)	(12,867,557)	(382,158,344)
Net increase (decrease)	(853,565)	$ 15,624,909	289,195	$ 6,617,111
Class R3 Shares
Shares sold	912,200	$ 20,606,533	984,210	$ 28,294,741
Shares issued to shareholders in reinvestment of dividends	740,732	19,783,311	170,983	4,488,294
Shares repurchased	(1,592,391)	(37,291,918)	(1,836,277)	(52,478,097)
Net increase (decrease)	60,541	$ 3,097,926	(681,084)	$ (19,695,062)
Class R4 Shares
Shares sold	1,113,079	$ 25,625,006	645,614	$ 18,494,549
Shares issued to shareholders in reinvestment of dividends	420,162	11,128,522	102,231	2,670,773
Shares repurchased	(1,327,502)	(31,465,982)	(1,238,024)	(34,763,153)
Net increase (decrease)	205,739	$ 5,287,546	(490,179)	$ (13,597,831)
Thornburg Equity Funds Annual Report  |  103

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	767,101	$ 18,825,543	1,683,407	$ 50,629,374
Shares issued to shareholders in reinvestment of dividends	717,832	19,976,446	158,583	4,338,871
Shares repurchased	(2,284,897)	(55,348,975)	(1,691,896)	(49,972,641)
Net increase (decrease)	(799,964)	$ (16,546,986)	150,094	$ 4,995,604
Class R6 Shares
Shares sold	2,573,099	$ 61,671,850	3,588,727	$ 105,156,756
Shares issued to shareholders in reinvestment of dividends	1,437,278	39,828,164	300,976	8,231,829
Shares repurchased	(2,268,264)	(53,193,858)	(2,530,737)	(74,195,581)
Net increase (decrease)	1,742,113	$ 48,306,156	1,358,966	$ 39,193,004
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,582,515	$ 28,147,344	1,302,368	$ 26,146,896
Shares issued to shareholders in reinvestment of dividends	294,897	5,729,841	-	-
Shares repurchased	(1,303,757)	(22,226,153)	(182,151)	(3,601,808)
Net increase (decrease)	573,655	$ 11,651,032	1,120,217	$ 22,545,088
Class C Shares
Shares sold	109,442	$ 1,929,300	150,258	$ 2,960,554
Shares issued to shareholders in reinvestment of dividends	41,038	780,125	-	-
Shares repurchased	(80,971)	(1,365,897)	(24,035)	(445,671)
Net increase (decrease)	69,509	$ 1,343,528	126,223	$ 2,514,883
Class I Shares
Shares sold	19,799,712	$ 351,052,279	9,594,015	$ 196,134,568
Shares issued to shareholders in reinvestment of dividends	2,124,211	42,507,949	23,974	433,681
Shares repurchased	(10,767,532)	(182,655,360)	(1,087,648)	(22,558,240)
Net increase (decrease)	11,156,391	$ 210,904,868	8,530,341	$ 174,010,009
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	962,327	$ 24,783,568	1,593,500	$ 49,084,038
Shares issued to shareholders in reinvestment of dividends	318,951	9,348,439	61,272	1,791,587
Shares repurchased	(1,660,999)	(40,413,470)	(1,460,932)	(45,211,877)
Net increase (decrease)	(379,721)	$ (6,281,463)	193,840	$ 5,663,748
Class C Shares
Shares sold	37,981	$ 909,671	125,510	$ 3,534,608
Shares issued to shareholders in reinvestment of dividends	68,485	1,812,795	18,333	491,332
Shares repurchased	(447,856)	(9,750,254)	(750,148)	(21,111,459)
Net increase (decrease)	(341,390)	$ (7,027,788)	(606,305)	$ (17,085,519)
104  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	10,967,456	$ 282,718,001	11,565,613	$ 368,764,672
Shares issued to shareholders in reinvestment of dividends	2,988,849	90,890,906	582,668	17,584,909
Shares repurchased	(26,337,373)	(664,342,965)	(11,260,799)	(362,527,686)
Net increase (decrease)	(12,381,068)	$ (290,734,058)	887,482	$ 23,821,895
Class R3 Shares
Shares sold	38,455	$ 901,733	102,881	$ 3,150,965
Shares issued to shareholders in reinvestment of dividends	17,128	493,619	2,994	86,381
Shares repurchased	(69,584)	(1,654,476)	(78,786)	(2,424,153)
Net increase (decrease)	(14,001)	$ (259,124)	27,089	$ 813,193
Class R4 Shares
Shares sold	117,683	$ 2,910,598	178,688	$ 5,508,749
Shares issued to shareholders in reinvestment of dividends	11,821	343,404	2,535	73,581
Shares repurchased	(89,929)	(2,155,296)	(150,715)	(4,553,657)
Net increase (decrease)	39,575	$ 1,098,706	30,508	$ 1,028,673
Class R5 Shares
Shares sold	210,329	$ 5,124,797	492,795	$ 15,657,087
Shares issued to shareholders in reinvestment of dividends	74,090	2,260,498	13,159	398,322
Shares repurchased	(327,159)	(8,309,852)	(510,772)	(16,276,600)
Net increase (decrease)	(42,740)	$ (924,557)	(4,818)	$ (221,191)
Class R6 Shares
Shares sold	235,553	$ 6,055,870	1,619,650	$ 52,755,172
Shares issued to shareholders in reinvestment of dividends	210,948	6,463,441	26,476	803,816
Shares repurchased	(371,500)	(9,188,907)	(301,858)	(9,786,674)
Net increase (decrease)	75,001	$ 3,330,404	1,344,268	$ 43,772,314
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,354,097	$ 32,648,557	1,441,855	$ 40,291,192
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(1,352,523)	(31,625,279)	(1,113,929)	(31,120,331)
Net increase (decrease)	1,574	$ 1,023,278	327,926	$ 9,170,861
Class C Shares
Shares sold	115,696	$ 2,715,472	180,889	$ 4,875,796
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(702,621)	(16,138,477)	(858,481)	(22,670,074)
Net increase (decrease)	(586,925)	$ (13,423,005)	(677,592)	$ (17,794,278)
Thornburg Equity Funds Annual Report  |  105

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	19,508,504	$ 457,205,551	10,225,864	$ 297,861,014
Shares issued to shareholders in reinvestment of dividends	-	-	42,677	1,197,932
Shares repurchased	(11,471,300)	(271,018,980)	(6,041,340)	(173,914,813)
Net increase (decrease)	8,037,204	$ 186,186,571	4,227,201	$ 125,144,133
Class R5 Shares
Shares sold	25,218	$ 621,172	61,806	$ 1,799,071
Shares issued to shareholders in reinvestment of dividends	-	-	206	5,772
Shares repurchased	(45,654)	(1,159,050)	(31,472)	(904,935)
Net increase (decrease)	(20,436)	$ (537,878)	30,540	$ 899,908
Class R6 Shares
Shares sold	456,652	$ 11,372,017	497,571	$ 14,615,052
Shares issued to shareholders in reinvestment of dividends	-	-	5,578	156,695
Shares repurchased	(350,216)	(8,377,883)	(431,178)	(12,649,208)
Net increase (decrease)	106,436	$ 2,994,134	71,971	$ 2,122,539
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	217,480	$ 15,364,294	178,986	$ 15,661,024
Shares issued to shareholders in reinvestment of dividends	1,546,880	116,587,733	-	-
Shares repurchased	(1,122,476)	(80,057,621)	(720,458)	(64,513,101)
Net increase (decrease)	641,884	$ 51,894,406	(541,472)	$ (48,852,077)
Class C Shares
Shares sold	3,664	$ 220,812	14,454	$ 1,131,222
Shares issued to shareholders in reinvestment of dividends	74,225	4,803,824	-	-
Shares repurchased	(118,480)	(7,405,754)	(155,579)	(12,198,705)
Net increase (decrease)	(40,591)	$ (2,381,118)	(141,125)	$ (11,067,483)
Class I Shares
Shares sold	171,464	$ 13,046,450	176,656	$ 16,739,230
Shares issued to shareholders in reinvestment of dividends	1,089,536	85,936,055	-	-
Shares repurchased	(978,338)	(72,258,824)	(615,795)	(57,734,767)
Net increase (decrease)	282,662	$ 26,723,681	(439,139)	$ (40,995,537)
Class R3 Shares
Shares sold	24,799	$ 1,702,857	25,950	$ 2,397,735
Shares issued to shareholders in reinvestment of dividends	81,262	6,082,567	-	-
Shares repurchased	(105,446)	(7,610,302)	(117,894)	(10,613,280)
Net increase (decrease)	615	$ 175,122	(91,944)	$ (8,215,545)
106  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	11,684	$ 827,543	3,422	$ 318,202
Shares issued to shareholders in reinvestment of dividends	14,252	1,084,494	-	-
Shares repurchased	(20,168)	(1,438,625)	(19,198)	(1,819,185)
Net increase (decrease)	5,768	$ 473,412	(15,776)	$ (1,500,983)
Class R5 Shares
Shares sold	11,303	$ 807,519	17,992	$ 1,705,968
Shares issued to shareholders in reinvestment of dividends	46,107	3,628,979	-	-
Shares repurchased	(97,834)	(7,103,709)	(55,840)	(5,123,800)
Net increase (decrease)	(40,424)	$ (2,667,211)	(37,848)	$ (3,417,832)
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	479,005	$ 15,626,745	522,919	$ 26,958,739
Shares issued to shareholders in reinvestment of dividends	3,054,719	110,183,728	427,260	20,478,571
Shares repurchased	(3,145,771)	(92,472,572)	(1,140,046)	(58,636,070)
Net increase (decrease)	387,953	$ 33,337,901	(189,867)	$ (11,198,760)
Class C Shares
Shares sold	33,600	$ 727,603	65,596	$ 2,753,371
Shares issued to shareholders in reinvestment of dividends	334,608	8,877,148	59,368	2,361,004
Shares repurchased	(555,269)	(12,939,363)	(486,597)	(20,865,981)
Net increase (decrease)	(187,061)	$ (3,334,612)	(361,633)	$ (15,751,606)
Class I Shares
Shares sold	850,566	$ 47,437,538	296,435	$ 16,826,337
Shares issued to shareholders in reinvestment of dividends	2,318,105	95,714,556	316,266	16,572,326
Shares repurchased	(3,340,551)	(118,713,560)	(1,087,795)	(61,519,996)
Net increase (decrease)	(171,880)	$ 24,438,534	(475,094)	$ (28,121,333)
Class R3 Shares
Shares sold	78,566	$ 2,122,092	151,977	$ 7,844,430
Shares issued to shareholders in reinvestment of dividends	257,207	9,092,273	45,769	2,168,563
Shares repurchased	(181,644)	(5,129,736)	(374,516)	(19,047,707)
Net increase (decrease)	154,129	$ 6,084,629	(176,770)	$ (9,034,714)
Class R4 Shares
Shares sold	11,058	$ 326,875	8,612	$ 433,852
Shares issued to shareholders in reinvestment of dividends	13,941	504,087	2,342	112,549
Shares repurchased	(12,824)	(403,205)	(28,290)	(1,425,038)
Net increase (decrease)	12,175	$ 427,757	(17,336)	$ (878,637)
Thornburg Equity Funds Annual Report  |  107

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	46,825	$ 1,617,763	63,067	$ 3,516,214
Shares issued to shareholders in reinvestment of dividends	159,882	6,590,335	24,886	1,302,303
Shares repurchased	(231,439)	(7,667,005)	(117,021)	(6,574,045)
Net increase (decrease)	(24,732)	$ 541,093	(29,068)	$ (1,755,528)
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	20,452,673	$ 471,778,955	38,053,419	$ 805,315,392
Shares issued to shareholders in reinvestment of dividends	8,182,741	184,957,591	7,326,764	166,752,349
Shares repurchased	(23,393,696)	(533,787,843)	(32,268,779)	(708,443,380)
Net increase (decrease)	5,241,718	$ 122,948,703	13,111,404	$ 263,624,361
Class C Shares
Shares sold	3,169,422	$ 73,205,279	2,768,674	$ 62,298,586
Shares issued to shareholders in reinvestment of dividends	1,480,354	33,671,970	1,990,410	44,975,480
Shares repurchased	(15,161,446)	(349,728,724)	(42,291,629)	(892,113,747)
Net increase (decrease)	(10,511,670)	$ (242,851,475)	(37,532,545)	$ (784,839,681)
Class I Shares
Shares sold	43,401,332	$ 1,001,318,903	31,505,910	$ 714,592,583
Shares issued to shareholders in reinvestment of dividends	13,008,019	295,975,824	11,591,990	265,649,744
Shares repurchased	(40,351,846)	(925,057,512)	(60,241,755)	(1,316,043,000)
Net increase (decrease)	16,057,505	$ 372,237,215	(17,143,855)	$ (335,800,673)
Class R3 Shares
Shares sold	109,253	$ 2,539,813	99,771	$ 2,233,156
Shares issued to shareholders in reinvestment of dividends	50,372	1,139,554	50,662	1,150,008
Shares repurchased	(214,599)	(4,846,144)	(364,539)	(8,031,967)
Net increase (decrease)	(54,974)	$ (1,166,777)	(214,106)	$ (4,648,803)
Class R4 Shares
Shares sold	74,259	$ 1,699,300	83,913	$ 1,871,243
Shares issued to shareholders in reinvestment of dividends	23,766	538,409	24,287	552,047
Shares repurchased	(123,516)	(2,772,170)	(250,185)	(5,484,345)
Net increase (decrease)	(25,491)	$ (534,461)	(141,985)	$ (3,061,055)
Class R5 Shares
Shares sold	319,714	$ 7,363,065	408,481	$ 9,218,476
Shares issued to shareholders in reinvestment of dividends	58,724	1,342,082	72,984	1,665,569
Shares repurchased	(539,290)	(12,709,352)	(1,211,745)	(27,247,650)
Net increase (decrease)	(160,852)	$ (4,004,205)	(730,280)	$ (16,363,605)
108  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	2,015,040	$ 45,266,210	590,224	$ 13,367,382
Shares issued to shareholders in reinvestment of dividends	282,496	6,359,945	222,481	5,084,324
Shares repurchased	(286,739)	(6,627,495)	(522,152)	(11,759,667)
Net increase (decrease)	2,010,797	$ 44,998,660	290,553	$ 6,692,039
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares†
Shares sold	55,966	$ 640,846	-	$ -
Shares issued to shareholders in reinvestment of dividends	561	6,137	-	-
Shares repurchased	(7,383)	(81,922)	-	-
Net increase (decrease)	49,144	$ 565,061	-	$ -
Class I Shares
Shares sold	932,567	$ 11,328,129	501,726	$ 6,924,014
Shares issued to shareholders in reinvestment of dividends	858,759	10,674,300	241,184	3,005,041
Shares repurchased	(740,432)	(8,263,980)	(126,679)	(1,800,100)
Net increase (decrease)	1,050,894	$ 13,738,449	616,231	$ 8,128,955
† Effective date of this class of shares was January 26, 2022.
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2022, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Global Opportunities Fund	$ 259,591,831	$ 374,898,371
International Equity Fund	1,316,494,582	1,483,999,462
Better World International Fund	708,470,769	524,947,905
International Growth Fund	865,213,645	1,267,464,392
Developing World Fund	887,994,385	720,063,504
Small/Mid Cap Core Fund	320,916,912	461,858,254
Small/Mid Cap Growth Fund	263,094,577	445,298,649
Income Builder Fund	3,098,555,387	2,648,479,596
Summit Fund	87,292,704	78,887,295
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2022, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts, except that the Summit Fund also had exposure during the period to options.
Forward Currency Contracts: During the year ended September 30, 2022, some of the Funds entered into forward currency contracts in the normal course of pursuing their investment objectives, with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered
Thornburg Equity Funds Annual Report  |  109

Notes to Financial Statements, Continued
September 30, 2022
into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss.
The monthly average values of open forward currency sell contracts for the year ended September 30, 2022 for Global Opportunities Fund and Income Builder Fund were $106,312,513; and $1,801,141,169 respectively. The monthly average value of open forward currency purchase contracts for the year ended September 30, 2022 for Summit Fund was $1,734,074.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
These outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”) and with Morgan Stanley & Co. Inc. ("MSC") were entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements. Outstanding forward currency contracts, which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or MSC or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB, the ISDA Master Agreement with MSC, and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Funds’ Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Funds do not net their respective outstanding forward currency contracts for the purpose of disclosure in the Funds’ Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Funds’ Statement of Assets and Liabilities.
Option Contracts: Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Funds’ portfolio, on broad-based securities indexes, or certain ETFs.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset.  When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.
During the year ended September 30, 2022, Summit Fund engaged in over-the-counter (OTC) option trades.
Options written by a Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to a Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
The monthly average notional value of open options written for the year ended September 30, 2022 for Summit Fund was $141,709. As of September 30, 2022, the Funds had no outstanding purchased options and/or written options.
110  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at September 30, 2022 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Global Opportunities Fund	Forward currency contracts	SSB	$ 4,383,351	$ (124,414)	$ 4,258,937
	Forward currency contracts	BBH	1,376,380	—	1,376,380
			$ 5,759,731	$ (124,414)	$ 5,635,317
Income Builder Fund	Forward currency contracts	SSB	77,853,013	(3,509)	77,849,504
	Forward currency contracts	BBH	25,283,127	—	25,283,127
			$ 103,136,140	$ (3,509)	$ 103,132,631
Summit Fund	Forward currency contracts	MSC	—	(73,650)	(73,650)
	Forward currency contracts	SSB	—	(99,444)	(99,444)
			$ —	$ (173,094)	$ (173,094)

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with their currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at September 30, 2022 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts and written options are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts and options are expected to vary over time.
The net realized gain (loss) from forward currency contracts and written options and net change in unrealized appreciation (depreciation) on outstanding forward currency contracts and written options recognized in each Fund’s Statement of Operations for the year ended September 30, 2022 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Global Opportunities Fund	Forward currency contracts	$ 15,820,365	$ 4,098,063
Income Builder Fund	Forward currency contracts	280,479,865	78,885,641
Summit Fund	Forward currency contracts	(259,278)	(152,358)
Summit Fund	Written Options	32,635	—

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts. The Statement of Operations location for written option contracts is Net realized gain (loss) on: options written and Net change in unrealized appreciation (depreciation) on: options written.
Thornburg Equity Funds Annual Report  |  111

Financial Highlights
Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2022	$ 39.32	0.28	(6.80)	(6.52)	(0.49)	(4.55)	—	(5.04)	$ 27.76
2021	$ 31.69	0.53	9.40	9.93	— (d)	(2.30)	—	(2.30)	$ 39.32
2020	$ 27.56	0.08	4.47	4.55	(0.14)	(0.28)	—	(0.42)	$ 31.69
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	—	(0.55)	$ 27.56
2018	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	—	(0.07)	$ 29.93
CLASS C SHARES
2022	$ 37.36	— (e)	(6.41)	(6.41)	(0.19)	(4.55)	—	(4.74)	$ 26.21
2021	$ 30.44	0.22	9.00	9.22	—	(2.30)	—	(2.30)	$ 37.36
2020	$ 26.55	(0.14)	4.31	4.17	—	(0.28)	—	(0.28)	$ 30.44
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	—	(0.25)	$ 26.55
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	—	(0.02)	$ 28.70
CLASS I SHARES
2022	$ 39.49	0.39	(6.83)	(6.44)	(0.59)	(4.55)	—	(5.14)	$ 27.91
2021	$ 31.81	0.64	9.43	10.07	(0.09)	(2.30)	—	(2.39)	$ 39.49
2020	$ 27.67	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.81
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	—	(0.65)	$ 27.67
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	—	(0.10)	$ 30.07
CLASS R3 SHARES
2022	$ 38.81	0.20	(6.69)	(6.49)	(0.40)	(4.55)	—	(4.95)	$ 27.37
2021	$ 31.38	0.42	9.31	9.73	—	(2.30)	—	(2.30)	$ 38.81
2020	$ 27.28	0.01	4.42	4.43	(0.05)	(0.28)	—	(0.33)	$ 31.38
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	—	(0.46)	$ 27.28
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	—	(0.06)	$ 29.57
CLASS R4 SHARES
2022	$ 39.01	0.24	(6.73)	(6.49)	(0.44)	(4.55)	—	(4.99)	$ 27.53
2021	$ 31.50	0.49	9.32	9.81	—	(2.30)	—	(2.30)	$ 39.01
2020	$ 27.32	0.03	4.43	4.46	—	(0.28)	—	(0.28)	$ 31.50
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	—	(0.49)	$ 27.32
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	—	(0.06)	$ 29.62
CLASS R5 SHARES
2022	$ 39.53	0.38	(6.83)	(6.45)	(0.58)	(4.55)	—	(5.13)	$ 27.95
2021	$ 31.84	0.61	9.47	10.08	(0.09)	(2.30)	—	(2.39)	$ 39.53
2020	$ 27.70	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.84
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	—	(0.66)	$ 27.70
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	—	(0.10)	$ 30.10
CLASS R6 SHARES
2022	$ 39.64	0.44	(6.86)	(6.42)	(0.64)	(4.55)	—	(5.19)	$ 28.03
2021	$ 31.93	0.70	9.44	10.14	(0.13)	(2.30)	—	(2.43)	$ 39.64
2020	$ 27.77	0.21	4.50	4.71	(0.27)	(0.28)	—	(0.55)	$ 31.93
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	—	(0.70)	$ 27.77
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	—	(0.11)	$ 30.20

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 0.79%; Class C, (0.04)%; Class I, 1.10%; Class R3, 0.56%; Class R4, 0.67%; Class R5, 1.08%; Class R6, 1.24% and 2021 would have been: Class A, 1.36%; Class C, 0.57%; Class I, 1.64%; Class R3, 1.10%; Class R4, 1.27%; Class R5, 1.60%; Class R6, 1.80%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Dividends From Net Investment Income was less than 0.01.
(e)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
112  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Global Opportunities Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2022	0.83	1.29	1.35	(19.31)	26.92	$ 218,968
2021	1.42	1.27	1.31	32.82	25.48	$ 277,126
2020	0.27	1.28	1.32	16.59	35.63	$ 215,473
2019	0.73	1.31	1.33	(5.78)	29.12	$ 236,560
2018	1.40	1.28	1.28	(3.16)	41.99	$ 367,449
CLASS C SHARES
2022	— (e)	2.06	2.11	(19.94)	26.92	$ 63,994
2021	0.63	2.04	2.08	31.77	25.48	$ 112,420
2020	(0.49)	2.02	2.06	15.78	35.63	$ 116,705
2019	(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
2018	0.78	2.03	2.03	(3.90)	41.99	$ 253,907
CLASS I SHARES
2022	1.14	0.99	1.06	(19.06)	26.92	$ 446,228
2021	1.69	0.99	1.06	33.17	25.48	$ 605,581
2020	0.50	0.99	1.08	16.91	35.63	$ 523,175
2019	1.05	0.99	1.06	(5.46)	29.12	$ 762,697
2018	1.79	0.97	0.97	(2.88)	41.99	$ 1,200,267
CLASS R3 SHARES
2022	0.61	1.50	2.40	(19.47)	26.92	$ 2,639
2021	1.15	1.50	2.07	32.48	25.48	$ 3,776
2020	0.03	1.50	2.00	16.32	35.63	$ 3,633
2019	0.55	1.50	2.20	(5.95)	29.12	$ 4,317
2018	1.22	1.50	1.92	(3.38)	41.99	$ 7,577
CLASS R4 SHARES
2022	0.72	1.40	2.09	(19.37)	26.92	$ 4,573
2021	1.32	1.40	1.83	32.62	25.48	$ 6,177
2020	0.09	1.40	1.62	16.41	35.63	$ 5,093
2019	0.71	1.40	1.86	(5.84)	29.12	$ 9,254
2018	1.49	1.40	1.61	(3.29)	41.99	$ 20,786
CLASS R5 SHARES
2022	1.12	0.99	1.38	(19.06)	26.92	$ 15,512
2021	1.64	0.99	1.36	33.18	25.48	$ 20,673
2020	0.53	0.99	1.28	16.89	35.63	$ 32,817
2019	1.04	0.99	1.27	(5.45)	29.12	$ 42,354
2018	1.82	0.99	1.16	(2.92)	41.99	$ 70,084
CLASS R6 SHARES
2022	1.28	0.85	1.03	(18.95)	26.92	$ 47,300
2021	1.85	0.85	1.00	33.32	25.48	$ 57,072
2020	0.70	0.85	1.03	17.08	35.63	$ 43,911
2019	1.17	0.85	1.00	(5.34)	29.12	$ 45,699
2018	2.93	0.85	0.98	(2.75)	41.99	$ 51,836
Thornburg Equity Funds Annual Report  |  113

Financial Highlights
International Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2022	$ 28.75	0.29	(7.15)	(6.86)	(0.27)	(3.43)	—	(3.70)	$ 18.19
2021	$ 24.78	0.31	4.49	4.80	(0.06)	(0.77)	—	(0.83)	$ 28.75
2020	$ 22.91	0.07	3.29	3.36	(0.21)	(1.28)	—	(1.49)	$ 24.78
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	—	(0.28)	$ 22.91
2018	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	—	(4.03)	$ 22.69
CLASS C SHARES
2022	$ 25.20	0.11	(6.13)	(6.02)	(0.14)	(3.43)	—	(3.57)	$ 15.61
2021	$ 21.91	0.06	4.00	4.06	—	(0.77)	—	(0.77)	$ 25.20
2020	$ 20.33	(0.08)	2.94	2.86	—	(1.28)	—	(1.28)	$ 21.91
2019	$ 20.01	— (e)	0.32	0.32	—	—	—	—	$ 20.33
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	—	(4.03)	$ 20.01
CLASS I SHARES
2022	$ 29.88	0.41	(7.47)	(7.06)	(0.41)	(3.43)	—	(3.84)	$ 18.98
2021	$ 25.70	0.39	4.68	5.07	(0.12)	(0.77)	—	(0.89)	$ 29.88
2020	$ 23.69	0.15	3.42	3.57	(0.28)	(1.28)	—	(1.56)	$ 25.70
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	—	(0.35)	$ 23.69
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	—	(4.04)	$ 23.47
CLASS R3 SHARES
2022	$ 28.75	0.27	(7.16)	(6.89)	(0.26)	(3.43)	—	(3.69)	$ 18.17
2021	$ 24.77	0.23	4.52	4.75	—	(0.77)	—	(0.77)	$ 28.75
2020	$ 22.89	0.03	3.29	3.32	(0.16)	(1.28)	—	(1.44)	$ 24.77
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	—	(0.22)	$ 22.89
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	—	(4.03)	$ 22.65
CLASS R4 SHARES
2022	$ 28.56	0.32	(7.10)	(6.78)	(0.32)	(3.43)	—	(3.75)	$ 18.03
2021	$ 24.60	0.28	4.49	4.77	(0.04)	(0.77)	—	(0.81)	$ 28.56
2020	$ 22.74	0.07	3.27	3.34	(0.20)	(1.28)	—	(1.48)	$ 24.60
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	—	(0.27)	$ 22.74
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	—	(4.03)	$ 22.52
CLASS R5 SHARES
2022	$ 29.84	0.39	(7.44)	(7.05)	(0.40)	(3.43)	—	(3.83)	$ 18.96
2021	$ 25.66	0.38	4.67	5.05	(0.10)	(0.77)	—	(0.87)	$ 29.84
2020	$ 23.67	0.13	3.42	3.55	(0.28)	(1.28)	—	(1.56)	$ 25.66
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	—	(0.34)	$ 23.67
2018	$ 28.35	0.27	(1.15)	(0.88)	— (f)	(4.03)	—	(4.03)	$ 23.44
CLASS R6 SHARES
2022	$ 29.75	0.45	(7.43)	(6.98)	(0.45)	(3.43)	—	(3.88)	$ 18.89
2021	$ 25.59	0.44	4.65	5.09	(0.16)	(0.77)	—	(0.93)	$ 29.75
2020	$ 23.61	0.18	3.41	3.59	(0.33)	(1.28)	—	(1.61)	$ 25.59
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	—	(0.39)	$ 23.61
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	—	(4.05)	$ 23.40

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 1.20%; Class C, 0.52%; Class I, 1.61%; Class R3, 1.11%; Class R4, 1.32%; Class R5, 1.53%; Class R6, 1.80% and 2021 would have been: Class A, 0.99%; Class C, 0.16%; Class I, 1.23%; Class R3, 0.71%; Class R4, 0.90%; Class R5, 1.18%; Class R6, 1.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.25%; Class C, 1.96%; Class I, 0.94%; Class R3, 1.45%; Class R4, 1.25%; Class R5, 0.99%; Class R6, 0.79%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Net investment income (loss) was less than $(0.01) per share.
(f)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
114  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
International Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2022	1.25	1.30	1.38	(27.88)	48.88	$ 339,638
2021	1.07	1.58	1.58	19.66	42.85	$ 543,262
2020	0.31	1.25	1.26	15.33	79.05	$ 825,677
2019	0.86	1.26	1.26	2.47	71.09	$ 655,807
2018	0.77	1.27	1.27	(4.13)	44.41	$ 782,371
CLASS C SHARES
2022	0.56	1.96	2.05	(28.38)	48.88	$ 13,978
2021	0.24	2.26	2.26	18.83	42.85	$ 27,189
2020	(0.40)	1.93	1.94	14.69	79.05	$ 44,594
2019	(0.02)	2.09	2.09	1.60	71.09	$ 81,401
2018	0.07	2.02	2.02	(4.86)	44.41	$ 159,789
CLASS I SHARES
2022	1.66	0.90	1.00	(27.64)	48.88	$ 1,254,672
2021	1.32	1.24	1.24	20.05	42.85	$ 2,000,723
2020	0.64	0.92	0.93	15.74	79.05	$ 1,713,358
2019	1.11	0.97	0.97	2.76	71.09	$ 1,694,780
2018	1.15	0.91	0.91	(3.81)	44.41	$ 2,462,564
CLASS R3 SHARES
2022	1.16	1.40	1.70	(27.97)	48.88	$ 100,783
2021	0.80	1.75	1.91	19.46	42.85	$ 157,724
2020	0.12	1.45	1.58	15.11	79.05	$ 152,764
2019	0.67	1.45	1.65	2.25	71.09	$ 164,437
2018	0.59	1.45	1.64	(4.29)	44.41	$ 213,007
CLASS R4 SHARES
2022	1.37	1.19	1.50	(27.81)	48.88	$ 69,822
2021	0.99	1.55	1.70	19.69	42.85	$ 104,735
2020	0.30	1.25	1.32	15.35	79.05	$ 102,266
2019	0.88	1.25	1.44	2.45	71.09	$ 125,363
2018	0.81	1.25	1.47	(4.11)	44.41	$ 164,663
CLASS R5 SHARES
2022	1.57	0.94	1.28	(27.60)	48.88	$ 86,468
2021	1.26	1.29	1.46	19.97	42.85	$ 160,007
2020	0.55	0.99	1.02	15.64	79.05	$ 133,705
2019	1.10	0.99	1.12	2.74	71.09	$ 153,366
2018	1.06	0.99	1.17	(3.87)	44.41	$ 229,485
CLASS R6 SHARES
2022	1.85	0.73	0.92	(27.47)	48.88	$ 243,442
2021	1.49	1.09	1.18	20.21	42.85	$ 331,621
2020	0.78	0.79	0.90	15.90	79.05	$ 250,391
2019	1.37	0.79	0.88	2.95	71.09	$ 219,441
2018	1.33	0.79	0.83	(3.68)	44.41	$ 457,006
Thornburg Equity Funds Annual Report  |  115

Financial Highlights
Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(c)
2022	$ 21.46	0.06	(5.18)	(5.12)	—	(2.86)	—	(2.86)	$ 13.48
2021	$ 15.66	0.01	5.79	5.80	—	—	—	—	$ 21.46
2020	$ 12.85	— (d)	2.90	2.90	(0.09)	—	—	(0.09)	$ 15.66
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	—	(1.12)	$ 12.85
2018	$ 14.13	0.09	0.66	0.75	—	(0.37)	—	(0.37)	$ 14.51
CLASS C SHARES
2022	$ 21.08	(0.07)	(5.04)	(5.11)	—	(2.86)	—	(2.86)	$ 13.11
2021	$ 15.51	(0.15)	5.72	5.57	—	—	—	—	$ 21.08
2020	$ 12.72	(0.08)	2.88	2.80	(0.01)	—	—	(0.01)	$ 15.51
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	—	(1.01)	$ 12.72
2018	$ 14.02	— (d)	0.67	0.67	—	(0.37)	—	(0.37)	$ 14.32
CLASS I SHARES
2022	$ 22.03	0.15	(5.34)	(5.19)	(0.05)	(2.86)	—	(2.91)	$ 13.93
2021	$ 16.06	0.11	5.93	6.04	(0.07)	—	—	(0.07)	$ 22.03
2020	$ 13.16	0.10	2.99	3.09	(0.19)	—	—	(0.19)	$ 16.06
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	—	(1.20)	$ 13.16
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	—	(0.37)	$ 14.83

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 0.32%; Class C, (0.43)%; Class I, 0.88% and 2021 would have been: Class A, 0.04%; Class C, (0.78)%; Class I, 0.51%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
116  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Better World International Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(c)
2022	0.34	1.47	1.58	(27.93)	140.89	$ 33,050
2021	0.05	1.57	1.57	37.04	119.96	$ 40,287
2020	(0.02)	1.83	1.94	22.65	42.87	$ 11,859
2019	0.91	1.82	2.10	(3.19)	62.33	$ 9,378
2018	0.64	1.82	2.12	5.37	111.99	$ 8,537
CLASS C SHARES
2022	(0.42)	2.24	2.50	(28.44)	140.89	$ 4,391
2021	(0.77)	2.38	2.85	35.91	119.96	$ 5,597
2020	(0.56)	2.38	3.31	22.02	42.87	$ 2,159
2019	0.25	2.38	3.48	(3.75)	62.33	$ 1,687
2018	(0.03)	2.38	3.09	4.82	111.99	$ 2,292
CLASS I SHARES
2022	0.89	0.96	1.25	(27.54)	140.89	$ 346,395
2021	0.53	1.09	1.21	37.72	119.96	$ 302,026
2020	0.74	1.09	1.33	23.62	42.87	$ 83,208
2019	1.57	1.09	1.44	(2.54)	62.33	$ 59,833
2018	1.20	1.09	1.35	6.15	111.99	$ 55,989
Thornburg Equity Funds Annual Report  |  117

Financial Highlights
International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2022	$ 30.27	0.03	(10.09)	(10.06)	—	(1.99)	—	(1.99)	$ 18.22
2021	$ 28.37	(0.09)	2.37	2.28	—	(0.38)	—	(0.38)	$ 30.27
2020	$ 21.46	(0.08)	7.10	7.02	— (e)	(0.11)	—	(0.11)	$ 28.37
2019	$ 23.78	— (f)	(1.55)	(1.55)	(0.02)	(0.75)	—	(0.77)	$ 21.46
2018	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	—	(0.81)	$ 23.78
CLASS C SHARES
2022	$ 27.55	(0.17)	(9.06)	(9.23)	—	(1.99)	—	(1.99)	$ 16.33
2021	$ 26.06	(0.31)	2.18	1.87	—	(0.38)	—	(0.38)	$ 27.55
2020	$ 19.87	(0.25)	6.55	6.30	—	(0.11)	—	(0.11)	$ 26.06
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	—	(0.75)	$ 19.87
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	—	(0.81)	$ 22.21
CLASS I SHARES
2022	$ 31.32	0.12	(10.48)	(10.36)	—	(1.99)	—	(1.99)	$ 18.97
2021	$ 29.27	(0.01)	2.44	2.43	—	(0.38)	—	(0.38)	$ 31.32
2020	$ 22.13	(0.01)	7.33	7.32	(0.07)	(0.11)	—	(0.18)	$ 29.27
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	—	(0.85)	$ 22.13
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	—	(0.81)	$ 24.51
CLASS R3 SHARES
2022	$ 29.80	— (f)	(9.91)	(9.91)	—	(1.99)	—	(1.99)	$ 17.90
2021	$ 28.01	(0.16)	2.33	2.17	—	(0.38)	—	(0.38)	$ 29.80
2020	$ 21.23	(0.13)	7.02	6.89	—	(0.11)	—	(0.11)	$ 28.01
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	—	(0.75)	$ 21.23
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	—	(0.81)	$ 23.54
CLASS R4 SHARES
2022	$ 30.02	0.03	(10.00)	(9.97)	—	(1.99)	—	(1.99)	$ 18.06
2021	$ 28.18	(0.13)	2.35	2.22	—	(0.38)	—	(0.38)	$ 30.02
2020	$ 21.34	(0.03)	6.98	6.95	—	(0.11)	—	(0.11)	$ 28.18
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	—	(0.75)	$ 21.34
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	—	(0.81)	$ 23.63
CLASS R5 SHARES
2022	$ 31.41	0.12	(10.51)	(10.39)	—	(1.99)	—	(1.99)	$ 19.03
2021	$ 29.35	(0.01)	2.45	2.44	—	(0.38)	—	(0.38)	$ 31.41
2020	$ 22.19	(0.03)	7.37	7.34	(0.07)	(0.11)	—	(0.18)	$ 29.35
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	—	(0.85)	$ 22.19
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	—	(0.81)	$ 24.58
CLASS R6 SHARES
2022	$ 31.54	0.15	(10.57)	(10.42)	—	(1.99)	—	(1.99)	$ 19.13
2021	$ 29.44	0.02	2.46	2.48	—	(0.38)	—	(0.38)	$ 31.54
2020	$ 22.26	0.02	7.37	7.39	(0.10)	(0.11)	—	(0.21)	$ 29.44
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	—	(0.88)	$ 22.26
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	—	(0.81)	$ 24.65

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 0.08%; Class C, (0.83)%; Class I, 0.42%; Class R3, (0.06)%; Class R4, 0.07%; Class R5, 0.44%; Class R6, 0.56% and 2021 would have been: Class A, (0.37)%; Class C, (1.18)%; Class I, (0.10)%; Class R3, (0.60)%; Class R4, (0.51)%; Class R5, (0.11)%; Class R6, (0.02)%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.26%; Class C, 2.07%; Class I, 0.99%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.89%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
118  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
International Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2022	0.13	1.36	1.36	(35.72)	63.54	$ 86,145
2021	(0.29)	1.27	1.27	8.07	34.41	$ 154,613
2020	(0.35)	1.31	1.31	32.88	35.88	$ 139,429
2019	0.02	1.32	1.32	(6.36)	25.83	$ 107,196
2018	0.09	1.32	1.32	3.28	33.28	$ 127,863
CLASS C SHARES
2022	(0.78)	2.22	2.23	(36.27)	63.54	$ 10,939
2021	(1.10)	2.07	2.07	7.21	34.41	$ 27,864
2020	(1.13)	2.07	2.07	31.87	35.88	$ 42,164
2019	(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
2018	(0.65)	2.08	2.08	2.47	33.28	$ 77,262
CLASS I SHARES
2022	0.47	0.99	1.06	(35.47)	63.54	$ 724,495
2021	(0.02)	1.00	1.00	8.34	34.41	$ 1,584,102
2020	(0.03)	0.99	1.02	33.31	35.88	$ 1,454,322
2019	0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
2018	0.47	0.99	0.99	3.61	33.28	$ 1,470,211
CLASS R3 SHARES
2022	(0.01)	1.50	2.29	(35.79)	63.54	$ 4,340
2021	(0.52)	1.51	1.89	7.78	34.41	$ 7,643
2020	(0.56)	1.50	2.03	32.61	35.88	$ 6,424
2019	(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
2018	(0.10)	1.50	1.98	3.08	33.28	$ 8,426
CLASS R4 SHARES
2022	0.12	1.40	2.00	(35.72)	63.54	$ 6,670
2021	(0.42)	1.41	1.63	7.91	34.41	$ 9,903
2020	(0.44)	1.40	1.45	32.73	35.88	$ 8,436
2019	(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
2018	(0.02)	1.40	1.88	3.16	33.28	$ 12,644
CLASS R5 SHARES
2022	0.49	0.99	1.45	(35.46)	63.54	$ 21,233
2021	(0.02)	1.00	1.27	8.35	34.41	$ 36,396
2020	(0.03)	0.99	1.31	33.31	35.88	$ 34,152
2019	0.32	0.99	1.29	(6.05)	25.83	$ 28,729
2018	0.40	0.99	1.25	3.64	33.28	$ 38,052
CLASS R6 SHARES
2022	0.61	0.89	1.01	(35.41)	63.54	$ 66,867
2021	0.06	0.90	0.96	8.46	34.41	$ 107,884
2020	0.07	0.89	0.99	33.42	35.88	$ 61,130
2019	0.47	0.89	0.99	(5.91)	25.83	$ 44,923
2018	0.82	0.89	0.99	3.72	33.28	$ 51,091
Thornburg Equity Funds Annual Report  |  119

Financial Highlights
Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2022	$ 27.58	0.39	(9.54)	(9.15)	—	—	—	—	$ 18.43
2021	$ 22.92	— (e)	4.66	4.66	—	—	—	—	$ 27.58
2020	$ 20.43	0.03	2.69	2.72	(0.23)	—	—	(0.23)	$ 22.92
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	—	(0.15)	$ 20.43
2018	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	—	$ 19.13
CLASS C SHARES
2022	$ 25.93	0.14	(8.89)	(8.75)	—	—	—	—	$ 17.18
2021	$ 21.71	(0.21)	4.43	4.22	—	—	—	—	$ 25.93
2020	$ 19.35	(0.13)	2.54	2.41	(0.05)	—	—	(0.05)	$ 21.71
2019	$ 18.10	0.06	1.19	1.25	—	—	—	—	$ 19.35
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	—	$ 18.10
CLASS I SHARES
2022	$ 28.22	0.50	(9.79)	(9.29)	—	—	—	—	$ 18.93
2021	$ 23.40	0.10	4.76	4.86	(0.04)	—	—	(0.04)	$ 28.22
2020	$ 20.86	0.11	2.74	2.85	(0.31)	—	—	(0.31)	$ 23.40
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	—	(0.24)	$ 20.86
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	—	$ 19.55
CLASS R5 SHARES
2022	$ 28.12	0.48	(9.73)	(9.25)	—	—	—	—	$ 18.87
2021	$ 23.33	0.10	4.73	4.83	(0.04)	—	—	(0.04)	$ 28.12
2020	$ 20.79	0.10	2.75	2.85	(0.31)	—	—	(0.31)	$ 23.33
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	—	(0.24)	$ 20.79
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	—	$ 19.48
CLASS R6 SHARES
2022	$ 28.26	0.52	(9.80)	(9.28)	—	—	—	—	$ 18.98
2021	$ 23.43	0.12	4.78	4.90	(0.07)	—	—	(0.07)	$ 28.26
2020	$ 20.88	0.13	2.75	2.88	(0.33)	—	—	(0.33)	$ 23.43
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	—	(0.26)	$ 20.88
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	—	$ 19.57

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 1.63%; Class C, 0.61%; Class I, 2.06%; Class R5, 1.94%; Class R6, 2.14% and 2021 would have been: Class A, (0.02)%; Class C, (0.82)%; Class I, 0.33%; Class R5, 0.34%; Class R6, 0.42%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.43%; Class C, 2.19%; Class I, 1.09%; Class R5, 1.09%; Class R6, 0.99%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 12.47% for 2020 and 19.44% for 2021.
+	Based on weighted average shares outstanding.
See notes to financial statements.
120  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Developing World Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2022	1.63	1.44	1.54	(33.18)	68.24	$ 87,897
2021	(0.01)	1.43	1.43	20.33	61.50	$ 131,471
2020	0.13	1.45	1.48	13.31	56.55	$ 101,723
2019	1.18	1.47	1.50	7.74	43.52	$ 96,935
2018	0.55	1.46	1.48	(3.68)	58.28	$ 112,082
CLASS C SHARES
2022	0.62	2.26	2.36	(33.74)	68.24	$ 17,044
2021	(0.81)	2.19	2.19	19.49 (f)	61.50	$ 40,933
2020	(0.64)	2.20	2.23	12.42 (f)	56.55	$ 48,977
2019	0.30	2.23	2.26	6.91	43.52	$ 63,203
2018	(0.23)	2.23	2.25	(4.38)	58.28	$ 80,728
CLASS I SHARES
2022	2.07	1.06	1.23	(32.92)	68.24	$ 772,911
2021	0.34	1.09	1.15	20.78	61.50	$ 925,280
2020	0.50	1.09	1.18	13.68	56.55	$ 668,427
2019	1.53	1.09	1.19	8.14	43.52	$ 590,196
2018	0.93	1.08	1.16	(3.27)	58.28	$ 634,501
CLASS R5 SHARES
2022	1.94	1.06	2.15	(32.89)	68.24	$ 2,403
2021	0.35	1.09	1.70	20.72	61.50	$ 4,157
2020	0.49	1.09	1.89	13.73	56.55	$ 2,735
2019	1.38	1.09	2.07	8.16	43.52	$ 2,430
2018	0.90	1.09	1.71	(3.28)	58.28	$ 3,340
CLASS R6 SHARES
2022	2.14	0.96	1.20	(32.84)	68.24	$ 54,406
2021	0.43	0.99	1.11	20.90	61.50	$ 78,006
2020	0.60	0.99	1.15	13.82	56.55	$ 62,993
2019	1.65	0.99	1.14	8.25	43.52	$ 56,658
2018	1.16	0.99	1.14	(3.17)	58.28	$ 56,258
Thornburg Equity Funds Annual Report  |  121

Financial Highlights
Small/Mid Cap Core Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2022	$ 97.60	(0.27)	(15.33)	(15.60)	(0.30)	(26.35)	—	(26.65)	$ 55.35
2021	$ 74.81	(0.05)	22.84	22.79	—	—	—	—	$ 97.60
2020	$ 71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$ 74.81
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$ 71.81
2018	$ 65.26	0.39	7.17	7.56	(0.36)	—	—	(0.36)	$ 72.46
CLASS C SHARES
2022	$ 87.40	(0.81)	(12.95)	(13.76)	—	(26.35)	—	(26.35)	$ 47.29
2021	$ 67.54	(0.71)	20.57	19.86	—	—	—	—	$ 87.40
2020	$ 65.19	(0.45)	2.80	2.35	—	—	—	—	$ 67.54
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$ 65.19
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	—	(0.25)	$ 66.03
CLASS I SHARES
2022	$ 100.99	0.01	(16.09)	(16.08)	(0.55)	(26.35)	—	(26.90)	$ 58.01
2021	$ 77.16	0.25	23.58	23.83	—	—	—	—	$ 100.99
2020	$ 74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.16
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$ 74.04
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	—	(0.42)	$ 74.70
CLASS R3 SHARES
2022	$ 97.10	(0.25)	(15.21)	(15.46)	(0.26)	(26.35)	—	(26.61)	$ 55.03
2021	$ 74.46	(0.08)	22.72	22.64	—	—	—	—	$ 97.10
2020	$ 71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$ 74.46
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$ 71.44
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	—	(0.36)	$ 72.02
CLASS R4 SHARES
2022	$ 98.30	(0.16)	(15.50)	(15.66)	(0.33)	(26.35)	—	(26.68)	$ 55.96
2021	$ 75.30	0.01	22.99	23.00	—	—	—	—	$ 98.30
2020	$ 72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$ 75.30
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$ 72.25
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	—	(0.38)	$ 72.83
CLASS R5 SHARES
2022	$ 100.84	— (f)	(16.04)	(16.04)	(0.55)	(26.35)	—	(26.90)	$ 57.90
2021	$ 77.05	0.26	23.53	23.79	—	—	—	—	$ 100.84
2020	$ 73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.05
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$ 73.93
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	—	(0.42)	$ 74.60

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, (0.15)%; Class C, (0.95)%; Class I, 0.17%; Class R3, (0.17)%; Class R4, (0.09)%; Class R5, 0.18%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.16%; Class C, 1.98%; Class I, 0.84%; Class R3, 1.20%; Class R4, 1.10%; Class R5, 0.84%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
122  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Small/Mid Cap Core Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2022	(0.38)	1.31	1.37	(23.16)	46.19	$ 293,290
2021	(0.06)	1.18	1.33	30.46	135.80 (e)	$ 454,488
2020	0.10	1.33	1.34	4.42	20.39	$ 388,895
2019	0.35	1.33	1.33	(0.42)	24.94	$ 425,218
2018	0.56	1.33	1.33	11.62	57.33	$ 473,740
CLASS C SHARES
2022	(1.31)	2.22	2.34	(23.86)	46.19	$ 7,476
2021	(0.86)	2.00	2.15	29.40	135.80 (e)	$ 17,364
2020	(0.69)	2.12	2.12	3.59	20.39	$ 22,951
2019	(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
2018	(0.17)	2.11	2.11	10.73	57.33	$ 52,023
CLASS I SHARES
2022	0.02	0.91	1.09	(22.84)	46.19	$ 207,251
2021	0.26	0.86	1.08	30.88	135.80 (e)	$ 332,235
2020	0.44	0.99	1.09	4.77	20.39	$ 287,746
2019	0.70	0.99	1.07	(0.07)	24.94	$ 360,070
2018	0.90	0.99	1.06	12.00	57.33	$ 422,302
CLASS R3 SHARES
2022	(0.35)	1.27	1.87	(23.11)	46.19	$ 13,406
2021	(0.08)	1.22	1.81	30.41	135.80 (e)	$ 23,594
2020	0.09	1.35	1.73	4.40	20.39	$ 24,939
2019	0.34	1.35	1.79	(0.43)	24.94	$ 29,601
2018	0.57	1.35	1.78	11.60	57.33	$ 39,211
CLASS R4 SHARES
2022	(0.23)	1.17	2.04	(23.03)	46.19	$ 2,819
2021	0.01	1.12	1.78	30.54	135.80 (e)	$ 4,386
2020	0.17	1.25	1.74	4.50	20.39	$ 4,548
2019	0.44	1.25	1.75	(0.33)	24.94	$ 6,434
2018	0.68	1.25	1.77	11.72	57.33	$ 7,868
CLASS R5 SHARES
2022	— (f)	0.90	1.64	(22.83)	46.19	$ 6,106
2021	0.27	0.86	1.48	30.88	135.80 (e)	$ 14,710
2020	0.45	0.99	1.43	4.76	20.39	$ 14,156
2019	0.70	0.99	1.43	(0.07)	24.94	$ 18,119
2018	0.89	0.99	1.38	12.00	57.33	$ 19,085
Thornburg Equity Funds Annual Report  |  123

Financial Highlights
Small/Mid Cap Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2022	$ 51.77	(0.35)	(12.37)	(12.72)	—	(17.88)	—	(17.88)	$ 21.17
2021	$ 48.17	(0.51)	7.33	6.82	—	(3.22)	—	(3.22)	$ 51.77
2020	$ 39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$ 48.17
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$ 39.37
2018	$ 32.46	(0.21)	8.18	7.97	—	—	—	—	$ 40.43
CLASS C SHARES
2022	$ 42.67	(0.48)	(8.86)	(9.34)	—	(17.88)	—	(17.88)	$ 15.45
2021	$ 40.53	(0.75)	6.11	5.36	—	(3.22)	—	(3.22)	$ 42.67
2020	$ 33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$ 40.53
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$ 33.91
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	—	$ 35.11
CLASS I SHARES
2022	$ 56.75	(0.26)	(14.27)	(14.53)	—	(17.88)	—	(17.88)	$ 24.34
2021	$ 52.36	(0.38)	7.99	7.61	—	(3.22)	—	(3.22)	$ 56.75
2020	$ 42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$ 52.36
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$ 42.35
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	—	$ 43.33
CLASS R3 SHARES
2022	$ 51.09	(0.36)	(12.10)	(12.46)	—	(17.88)	—	(17.88)	$ 20.75
2021	$ 47.67	(0.60)	7.24	6.64	—	(3.22)	—	(3.22)	$ 51.09
2020	$ 39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$ 47.67
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$ 39.05
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	—	$ 40.16
CLASS R4 SHARES
2022	$ 51.86	(0.34)	(12.40)	(12.74)	—	(17.88)	—	(17.88)	$ 21.24
2021	$ 48.30	(0.55)	7.33	6.78	—	(3.22)	—	(3.22)	$ 51.86
2020	$ 39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$ 48.30
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$ 39.49
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	—	$ 40.56
CLASS R5 SHARES
2022	$ 56.68	(0.26)	(14.24)	(14.50)	—	(17.88)	—	(17.88)	$ 24.30
2021	$ 52.30	(0.38)	7.98	7.60	—	(3.22)	—	(3.22)	$ 56.68
2020	$ 42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$ 52.30
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$ 42.31
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	—	$ 43.29

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.
See notes to financial statements.
124  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Small/Mid Cap Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2022	(1.20)	1.33	1.40	(38.84)	57.56	$ 147,493
2021	(0.99)	1.16	1.31	14.69	161.43 (c)	$ 340,545
2020	(0.72)	1.33	1.33	34.37	43.82	$ 326,035
2019	(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
2018	(0.57)	1.34	1.34	24.55	54.98	$ 296,429
CLASS C SHARES
2022	(2.09)	2.21	2.40	(39.39)	57.56	$ 5,596
2021	(1.76)	1.94	2.09	13.80	161.43 (c)	$ 23,433
2020	(1.47)	2.09	2.09	33.38	43.82	$ 36,917
2019	(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
2018	(1.33)	2.14	2.14	23.50	54.98	$ 53,903
CLASS I SHARES
2022	(0.76)	0.90	1.10	(38.54)	57.56	$ 113,478
2021	(0.67)	0.84	1.04	15.04	161.43 (c)	$ 274,357
2020	(0.37)	0.99	1.06	34.84	43.82	$ 277,991
2019	(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
2018	(0.20)	0.99	1.05	24.98	54.98	$ 286,152
CLASS R3 SHARES
2022	(1.27)	1.41	1.92	(38.84)	57.56	$ 14,115
2021	(1.17)	1.35	1.79	14.45	161.43 (c)	$ 26,881
2020	(0.88)	1.50	1.71	34.17	43.82	$ 33,505
2019	(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
2018	(0.72)	1.50	1.80	24.33	54.98	$ 40,963
CLASS R4 SHARES
2022	(1.18)	1.31	2.97	(38.79)	57.56	$ 1,109
2021	(1.07)	1.25	2.17	14.56	161.43 (c)	$ 2,076
2020	(0.78)	1.40	2.00	34.28	43.82	$ 2,771
2019	(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
2018	(0.62)	1.40	1.97	24.46	54.98	$ 4,484
CLASS R5 SHARES
2022	(0.77)	0.90	1.52	(38.53)	57.56	$ 9,235
2021	(0.67)	0.84	1.31	15.04	161.43 (c)	$ 22,945
2020	(0.37)	0.99	1.26	34.83	43.82	$ 22,691
2019	(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
2018	(0.21)	0.99	1.33	24.97	54.98	$ 31,433
Thornburg Equity Funds Annual Report  |  125

Financial Highlights
Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2022	$ 22.96	1.18	(3.75)	(2.57)	(1.17)	—	—	(1.17)	$ 19.22
2021	$ 18.70	1.19	4.19	5.38	(1.12)	—	—	(1.12)	$ 22.96
2020	$ 21.72	0.86	(2.98)	(2.12)	(0.90)	—	—	(0.90)	$ 18.70
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	—	(0.94)	$ 21.72
2018	$ 21.50	0.92	0.30	1.22	(0.92)	—	—	(0.92)	$ 21.80
CLASS C SHARES
2022	$ 22.93	0.98	(3.72)	(2.74)	(1.00)	—	—	(1.00)	$ 19.19
2021	$ 18.68	1.00	4.19	5.19	(0.94)	—	—	(0.94)	$ 22.93
2020	$ 21.69	0.69	(2.95)	(2.26)	(0.75)	—	—	(0.75)	$ 18.68
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	—	(0.79)	$ 21.69
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	—	(0.76)	$ 21.78
CLASS I SHARES
2022	$ 23.13	1.25	(3.78)	(2.53)	(1.24)	—	—	(1.24)	$ 19.36
2021	$ 18.84	1.25	4.22	5.47	(1.18)	—	—	(1.18)	$ 23.13
2020	$ 21.88	0.89	(2.98)	(2.09)	(0.95)	—	—	(0.95)	$ 18.84
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	—	(1.00)	$ 21.88
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	—	(0.98)	$ 21.96
CLASS R3 SHARES
2022	$ 22.95	1.09	(3.74)	(2.65)	(1.09)	—	—	(1.09)	$ 19.21
2021	$ 18.70	1.10	4.18	5.28	(1.03)	—	—	(1.03)	$ 22.95
2020	$ 21.71	0.78	(2.96)	(2.18)	(0.83)	—	—	(0.83)	$ 18.70
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	—	(0.86)	$ 21.71
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	—	(0.84)	$ 21.80
CLASS R4 SHARES
2022	$ 22.98	1.12	(3.75)	(2.63)	(1.11)	—	—	(1.11)	$ 19.24
2021	$ 18.72	1.12	4.20	5.32	(1.06)	—	—	(1.06)	$ 22.98
2020	$ 21.74	0.77	(2.94)	(2.17)	(0.85)	—	—	(0.85)	$ 18.72
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	—	(0.88)	$ 21.74
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	—	(0.87)	$ 21.83
CLASS R5 SHARES
2022	$ 23.11	1.21	(3.76)	(2.55)	(1.21)	—	—	(1.21)	$ 19.35
2021	$ 18.83	1.22	4.21	5.43	(1.15)	—	—	(1.15)	$ 23.11
2020	$ 21.86	0.90	(3.00)	(2.10)	(0.93)	—	—	(0.93)	$ 18.83
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	—	(0.97)	$ 21.86
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	—	(0.96)	$ 21.95
CLASS R6 SHARES
2022	$ 23.06	1.27	(3.78)	(2.51)	(1.25)	—	—	(1.25)	$ 19.30
2021	$ 18.78	1.27	4.20	5.47	(1.19)	—	—	(1.19)	$ 23.06
2020	$ 21.81	0.92	(2.98)	(2.06)	(0.97)	—	—	(0.97)	$ 18.78
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	—	(1.01)	$ 21.81
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	—	(0.99)	$ 21.89

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 4.71%; Class C, 3.83%; Class I, 4.96%; Class R3, 4.32%; Class R4, 4.44%; Class R5, 4.79%; Class R6, 5.14% and 2021 would have been: Class A, 5.07%; Class C, 4.25%; Class I, 5.28%; Class R3, 4.68%; Class R4, 4.77%; Class R5, 5.18%; Class R6, 5.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.13%; Class C, 1.90%; Class I, 0.89%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.80%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 28.55%.
(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 29.02%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
126  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Income Builder Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2022	5.14	1.14	1.14	(11.81)	25.31	$ 3,344,513
2021	5.32	1.26	1.26	28.90	18.99	$ 3,876,333
2020	4.27	1.15	1.15	(9.78)	47.60	$ 2,912,063
2019	4.42	1.13	1.13	4.13	43.69	$ 3,458,385
2018	4.25	1.15	1.15	5.79	41.17	$ 3,378,149
CLASS C SHARES
2022	4.26	1.89	1.89	(12.52)	25.31	$ 570,348
2021	4.49	2.03	2.03	27.93	18.99	$ 922,523
2020	3.40	1.88	1.88	(10.44)	47.60	$ 1,452,643
2019	3.60	1.87	1.87	3.35	43.69	$ 2,658,581
2018	3.51	1.90	1.90	5.01	41.17	$ 3,591,856
CLASS I SHARES
2022	5.40	0.89	0.89	(11.61)	25.31	$ 5,213,452
2021	5.54	1.02	1.02	29.18	18.99	$ 5,858,020
2020	4.40	0.91	0.91	(9.55)	47.60	$ 5,094,055
2019	4.67	0.88	0.88	4.39	43.69	$ 7,810,067
2018	4.58	0.86	0.86	6.12	41.17	$ 7,806,245
CLASS R3 SHARES
2022	4.76	1.50	1.63	(12.15)	25.31	$ 19,842
2021	4.93	1.63	1.71	28.39	18.99	$ 24,971
2020	3.86	1.49	1.49	(10.06)	47.60	$ 24,343
2019	3.97	1.50	1.58	3.72	43.69	$ 36,155
2018	3.84	1.50	1.61	5.47	41.17	$ 46,901
CLASS R4 SHARES
2022	4.87	1.40	1.50	(12.08)	25.31	$ 10,181
2021	5.02	1.53	1.59	28.60 (e)	18.99	$ 12,751
2020	3.79	1.40	1.51	(10.01)	47.60	$ 13,044
2019	4.09	1.40	1.50	3.79	43.69	$ 25,221
2018	3.91	1.40	1.56	5.58	41.17	$ 31,132
CLASS R5 SHARES
2022	5.21	0.99	1.12	(11.71)	25.31	$ 29,318
2021	5.43	1.12	1.22	29.07 (f)	18.99	$ 38,749
2020	4.44	0.99	1.05	(9.58)	47.60	$ 45,308
2019	4.55	0.99	1.08	4.20	43.69	$ 59,890
2018	4.30	0.99	1.12	5.99	41.17	$ 59,545
CLASS R6 SHARES
2022	5.55	0.80	0.85	(11.54)	25.31	$ 133,706
2021	5.66	0.93	0.97	29.32	18.99	$ 113,387
2020	4.58	0.80	0.84	(9.44)	47.60	$ 86,889
2019	4.76	0.80	0.82	4.47	43.69	$ 157,924
2018	5.39	0.80	0.82	6.20	41.17	$ 156,750
Thornburg Equity Funds Annual Report  |  127

Financial Highlights
Summit Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)(e)
2022	$ 12.06	0.18	(1.74)	(1.56)	(0.19)	—	—	(0.19)	$ 10.31
CLASS I SHARES
2022	$ 14.25	0.28	(1.81)	(1.53)	(0.24)	(2.17)	—	(2.41)	$ 10.31
2021	$ 12.18	0.16	2.71	2.87	(0.22)	(0.58)	—	(0.80)	$ 14.25
2020	$ 10.47	0.09	1.80	1.89	(0.13)	(0.05)	—	(0.18)	$ 12.18
2019 (h)	$ 10.00	0.11	0.43	0.54	(0.07)	—	—	(0.07)	$ 10.47

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021, 2020 and 2019 would have been 0.99%, 0.99% and 0.99% respectively.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2021, 2020 and 2019 would have been 1.19%, 1.31% and 1.71% respectively.
(c)	Not annualized for periods less than one year.
(d)	Effective date of this class of shares was January 26, 2022.
(e)	Sales loads are not reflected in computing total return.
(f)	Annualized.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Fund commenced operations on March 1, 2019.
+	Based on weighted average shares outstanding.
See notes to financial statements.
128  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Summit Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)(e)
2022	2.40 (f)	0.99 (f)	9.32 (f)(g)	(13.02)	128.69	$ 507
CLASS I SHARES
2022	2.38	0.88	1.22	(13.36)	128.69	$ 56,036
2021	1.20	1.01	1.21	24.63	155.26	$ 62,466
2020	0.81	1.09	1.41	18.45	139.88	$ 45,886
2019 (h)	1.78 (f)	1.72 (f)	2.44 (f)	5.45	53.38	$ 35,489
Thornburg Equity Funds Annual Report  |  129

Report of Independent Registered Public Accounting Firm
Thornburg Equity Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Global Opportunities Fund, Thornburg International Equity Fund, Thornburg Better World International Fund, Thornburg International Growth Fund, Thornburg Developing World Fund, Thornburg Small/Mid Cap Core Fund, Thornburg Small/Mid Cap Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Summit Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Global Opportunities Fund, Thornburg International Equity Fund, Thornburg Better World International Fund, Thornburg International Growth Fund, Thornburg Developing World Fund, Thornburg Small/Mid Cap Core Fund, Thornburg Small/Mid Cap Growth Fund, Thornburg Investment Income Builder Fund and Thornburg Summit Fund (nine of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 23, 2022
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
130  |   Thornburg Equity Funds Annual Report

Expense Example
September 30, 2022 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2022, and held until September 30, 2022.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2022 and held through September 30, 2022.
	Actual		Hypothetical *
	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Ending Account Value 9/30/22	Expenses Paid During Period† 4/1/22-9/30/22	Annualized Expense Ratio
GLOBAL OPPORTUNITIES FUND
CLASS A SHARES	$800.70	$ 5.87	$1,018.55	$ 6.58	1.30%
CLASS C SHARES	$797.39	$ 9.24	$1,014.79	$10.35	2.05%
CLASS I SHARES	$801.79	$ 4.47	$1,020.10	$ 5.01	0.99%
CLASS R3 SHARES	$799.59	$ 6.77	$1,017.55	$ 7.59	1.50%
CLASS R4 SHARES	$800.30	$ 6.32	$1,018.05	$ 7.08	1.40%
CLASS R5 SHARES	$801.78	$ 4.47	$1,020.10	$ 5.01	0.99%
CLASS R6 SHARES	$802.47	$ 3.84	$1,020.81	$ 4.31	0.85%
INTERNATIONAL EQUITY FUND
CLASS A SHARES	$785.07	$ 5.55	$1,018.85	$ 6.28	1.24%
CLASS C SHARES	$782.46	$ 8.62	$1,015.39	$ 9.75	1.93%
CLASS I SHARES	$786.16	$ 3.90	$1,020.71	$ 4.41	0.87%
CLASS R3 SHARES	$784.55	$ 6.08	$1,018.25	$ 6.88	1.36%
CLASS R4 SHARES	$785.63	$ 5.19	$1,019.25	$ 5.87	1.16%
CLASS R5 SHARES	$786.73	$ 4.03	$1,020.56	$ 4.56	0.90%
CLASS R6 SHARES	$787.42	$ 3.14	$1,021.56	$ 3.55	0.70%
BETTER WORLD INTERNATIONAL FUND
CLASS A SHARES	$780.55	$ 6.47	$1,017.80	$ 7.33	1.45%
CLASS C SHARES	$777.59	$ 9.76	$1,014.09	$11.06	2.19%
CLASS I SHARES	$782.59	$ 4.02	$1,020.56	$ 4.56	0.90%
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Expense Example, Continued
September 30, 2022 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Ending Account Value 9/30/22	Expenses Paid During Period† 4/1/22-9/30/22	Annualized Expense Ratio
INTERNATIONAL GROWTH FUND
CLASS A SHARES	$765.87	$ 6.33	$1,017.90	$ 7.23	1.43%
CLASS C SHARES	$762.73	$10.30	$1,013.39	$11.76	2.33%
CLASS I SHARES	$767.71	$ 4.39	$1,020.10	$ 5.01	0.99%
CLASS R3 SHARES	$765.62	$ 6.64	$1,017.55	$ 7.59	1.50%
CLASS R4 SHARES	$766.23	$ 6.20	$1,018.05	$ 7.08	1.40%
CLASS R5 SHARES	$767.65	$ 4.39	$1,020.10	$ 5.01	0.99%
CLASS R6 SHARES	$767.97	$ 3.94	$1,020.61	$ 4.51	0.89%
DEVELOPING WORLD FUND
CLASS A SHARES	$761.57	$ 6.36	$1,017.85	$ 7.28	1.44%
CLASS C SHARES	$758.50	$ 9.92	$1,013.79	$11.36	2.25%
CLASS I SHARES	$763.31	$ 4.60	$1,019.85	$ 5.27	1.04%
CLASS R5 SHARES	$763.35	$ 4.60	$1,019.85	$ 5.27	1.04%
CLASS R6 SHARES	$763.79	$ 4.16	$1,020.36	$ 4.76	0.94%
SMALL/MID CAP CORE FUND
CLASS A SHARES	$783.33	$ 6.30	$1,018.00	$ 7.13	1.41%
CLASS C SHARES	$779.59	$10.48	$1,013.29	$11.86	2.35%
CLASS I SHARES	$785.08	$ 4.25	$1,020.31	$ 4.81	0.95%
CLASS R3 SHARES	$783.68	$ 5.86	$1,018.50	$ 6.63	1.31%
CLASS R4 SHARES	$784.20	$ 5.41	$1,019.00	$ 6.12	1.21%
CLASS R5 SHARES	$785.19	$ 4.25	$1,020.31	$ 4.81	0.95%
SMALL/MID CAP GROWTH FUND
CLASS A SHARES	$753.11	$ 6.46	$1,017.70	$ 7.44	1.47%
CLASS C SHARES	$750.01	$10.27	$1,013.34	$11.81	2.34%
CLASS I SHARES	$755.44	$ 4.18	$1,020.31	$ 4.81	0.95%
CLASS R3 SHARES	$753.45	$ 6.42	$1,017.75	$ 7.38	1.46%
CLASS R4 SHARES	$753.73	$ 5.98	$1,018.25	$ 6.88	1.36%
CLASS R5 SHARES	$755.37	$ 4.18	$1,020.31	$ 4.81	0.95%
INCOME BUILDER FUND
CLASS A SHARES	$833.92	$ 5.29	$1,019.30	$ 5.82	1.15%
CLASS C SHARES	$830.33	$ 8.67	$1,015.59	$ 9.55	1.89%
CLASS I SHARES	$834.72	$ 4.09	$1,020.61	$ 4.51	0.89%
CLASS R3 SHARES	$832.23	$ 6.89	$1,017.55	$ 7.59	1.50%
CLASS R4 SHARES	$832.56	$ 6.43	$1,018.05	$ 7.08	1.40%
CLASS R5 SHARES	$834.54	$ 4.55	$1,020.10	$ 5.01	0.99%
CLASS R6 SHARES	$835.32	$ 3.68	$1,021.06	$ 4.05	0.80%
SUMMIT FUND
CLASS A SHARES	$863.24	$ 4.53	$1,020.21	$ 4.91	0.97%
CLASS I SHARES	$864.17	$ 3.60	$1,021.21	$ 3.90	0.77%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
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Other Information
September 30, 2022 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2022, taxable ordinary income dividends and long term capital gain dividends paid by the Funds for federal income tax purposes are as follows:
	TAXABLE ORDINARY	LONG TERM CAPITAL GAIN
Global Opportunities Fund	$ 15,778,960	$ 135,049,300
International Equity Fund	193,817,050	234,608,023
Better World International Fund	31,313,003	18,007,297
International Growth Fund	9,898,518	111,846,103
Small/Mid Cap Core Fund	70,922,563	154,765,074
Small/Mid Cap Growth Fund	7,963,421	231,344,035
Income Builder Fund	569,365,656	—
Summit Fund	9,193,382	1,709,399
For the tax year ended September 30, 2022, the dividend ratio (or the maximum allowed) paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and the ordinary income distributions ratio (or the maximum allowed) paid as qualified for the corporate dividend received deduction are as follows:
	QUALIFIED DIVIDEND INCOME	DIVIDENDS RECEIVED DEDUCTION
Global Opportunities Fund	100.00%	35.42%
International Equity Fund	38.18	4.38
Better World International Fund	31.68	0.69
International Growth Fund	100.00	12.66
Developing World Fund	100.00	1.99
Small/Mid Cap Core Fund	19.48	18.04
Small/Mid Cap Growth Fund	15.37	14.85
Income Builder Fund	86.04	17.20
Summit Fund	13.84	4.24
For the year ended September 30, 2022, foreign source income and foreign tax credit to be passed through to shareholders are as follows:
	FOREIGN SOURCE INCOME	FOREIGN TAX CREDIT
Global Opportunities Fund	$ 15,637,320	$ 1,406,207
International Equity Fund	75,407,065	5,556,238
Better World International Fund	7,939,811	858,411
International Growth Fund	20,965,403	1,411,537
Developing World Fund	35,861,056	7,105,340
Income Builder Fund	445,008,058	4,877,516
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2022. Complete information will be reported in conjunction with your 2022 Form 1099.
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AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 13, 2022.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in March 2022 and May 2022 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in another independent session in July 2022 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2022 with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of the Advisor to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September 2022 for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the advisory agreement, as more fully reflected in the minutes and other records of their quarterly and committee meetings throughout the year and in previous years, and contributing to their conclusions respecting the nature, extent, and quality of the services rendered to each Fund by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that each Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of each Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of, and strategies to pursue, each Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of each Fund’s portfolio and management of Fund liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, marketing, distribution, and compliance staffs; (5) reports from the Audit Committee and the Operations Risk Oversight Committee on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to each Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management
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Other Information, Continued
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process, including the hiring of new investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for each Fund, including the evaluation and selection of firms to execute transactions for each Fund; and (9) steps taken to facilitate continued collaboration among the Advisor’s personnel. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and expertise of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s investment performance to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) information respecting positive cash flows resulting from share purchases and investment appreciation or negative cash flows resulting from redemptions and investment depreciation; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; (9) various risk and return statistics; and (10) oral commentary from the Advisor. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that such Funds have in the past returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. In those instances where a Fund had exhibited lower relative performance in certain periods, the Trustees also considered the reports they received from the Advisor throughout the year, explanations of that underperformance by reference to the stated investment strategies of the Fund, the effects of market and economic conditions on the Fund during relevant periods, and the investment decisions by the Advisor in view of the Fund’s stated strategies. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Global Opportunities Fund – the Trustees considered that the Fund outperformed its Morningstar category for the year-to-date, one-, three-, and ten-year periods, and the Fund outperformed its benchmark index for all those periods and since the Fund’s inception. The Trustees considered that the Fund’s performance ranked in the first decile of its Morningstar category for the three- and ten-year periods, and that the Fund ranked in the top two quartiles of a selected peer group of funds over the year-to-date, one-, three-, and ten-year periods. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective.
•	Thornburg International Equity Fund – the Trustees considered that the Fund outperformed its Morningstar category and its benchmark index for the three-, five-, and ten-year periods and, in the case of the benchmark index, since the Fund’s inception. The Trustees noted that the Fund’s underperformance versus its Morningstar category and benchmark in more recent periods was not significant, and that the Fund performance ranked in the top two quartiles of a selected peer group of funds for the three-, five-, and ten-year periods. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective.
•	Thornburg Better World International Fund – the Trustees considered that the Fund outperformed its benchmark index and its Morningstar category for the three- and five-year periods, ranking in the top percentile of its Morningstar category during those periods,
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Other Information, Continued
September 30, 2022 (Unaudited)
and that the Fund has also outperformed its benchmark index since the Fund’s inception. The Trustees also observed that the Fund’s investment performance ranked in the first quartile of two selected peer groups of funds for the three- and five-year periods. The Trustees considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, noted explanations from the Advisor about its process for evaluating environmental, social, and governance characteristics and the potential for those characteristics to contribute positively to an investment over time, and observed that and the Advisor’s success in achieving the Fund’s investment objective.
•	Thornburg International Growth Fund – The Trustees noted that the Fund has outperformed its Morningstar category for the ten-year period and outperformed its benchmark index for both the ten-year period and since the Fund’s inception. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its Morningstar category and benchmark index in certain periods and steps the Advisor is taking to remediate the Fund’s underperformance, and the Trustees observed that the degree of underperformance over most periods was not significant. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective.
•	Thornburg Developing World Fund – the Trustees considered that the Fund outperformed its benchmark index and its Morningstar category for the five- and ten-year periods and outperformed its benchmark index since the Fund’s inception. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its Morningstar category and benchmark index in certain periods and steps the Advisor is taking to remediate the Fund’s underperformance, and the Trustees noted that degree of the Fund’s underperformance over most other periods was not significant. The Trustees considered that the Fund’s performance ranked in the top three quartiles of a selected peer group of funds for the three-, five, and ten-year periods. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective.
•	Thornburg Small/Mid Cap Core Fund – the Trustees considered that, because of the changes to the Fund’s principal investment strategies which took effect in late 2020, performance for periods prior to that date was not representative of the Fund’s current investment strategies. The Trustees noted that the Fund has outperformed its projected new Morningstar category over the year-to-date and one-year period and has outperformed its current Morningstar category over the year-to-date period. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its Morningstar category and benchmark index in certain periods and steps the Advisor is taking to remediate the Fund’s underperformance. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective.
•	Thornburg Small/Mid Cap Growth Fund – the Trustees considered that, because of the changes to the Fund’s principal investment strategies which took effect in late 2020, performance for periods prior to that date was not representative of the Fund’s current investment strategies. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its Morningstar category and benchmark index in certain periods and steps the Advisor is taking to remediate the Fund’s underperformance. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective.
•	Thornburg Investment Income Builder Fund – the Trustees considered that the Fund outperformed its Morningstar category over the year-to-date, one-, three-, five-, and ten-year periods, and outperformed the Fund’s benchmark index for the year-to-date and one-year periods, and the Trustees noted that the Fund’s underperformance versus its benchmark in other periods was not significant. The Trustees observed that the Fund’s performance ranked in the top two quartiles of a selected peer group of funds over the year-to-date, one-, three-, five- and ten-year periods, and that consistent with its primary investment objective, the Fund has continued to successfully generate current income for the Fund’s shareholders. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance.
•	Thornburg Summit Fund – the Trustees considered that the Fund outperformed its Morningstar category for the year-to-date, one- and three-year periods, and the Fund outperformed its benchmark index for all those periods and since the Fund’s inception. The Trustees noted that the Fund ranked in the first percentile of its Morningstar category for the three-year period and ranked in the top quartile of a selected peer group of funds for the year-to-date, one- and three-year periods. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of the Funds’ objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of
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Other Information, Continued
September 30, 2022 (Unaudited)
the advisory fee and total expenses for a representative share class of each Fund to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Global Opportunities Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than, but comparable to, the median and average levels charged to funds in the applicable Morningstar category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class of the Fund, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg International Equity Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than, but comparable to, the median and average levels charged to funds in the applicable Morningstar category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class of the Fund, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Better World International Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was lower than the median of the total expense levels of other funds in the peer group.
•	Thornburg International Growth Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Developing World Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that, after fee waivers and expense reimbursements, the total expense level of one representative share class was lower than the median of the total expense levels of other funds in the peer group.
•	Thornburg Small/Mid Cap Core Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Small/Mid Cap Growth Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and
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Other Information, Continued
September 30, 2022 (Unaudited)
that, after fee waivers and expense reimbursements, the total expense level of one representative share class was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Investment Income Builder Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and lower than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class of the Fund was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Summit Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for each of two share classes of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category. Peer group data showed that the Fund’s advisory fee was lower than the median level for the peer group, and that the Fund’s total expense level, after fee waivers and expense reimbursements, was lower than the median of the total expense levels of other funds in the peer group.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including the Advisor’s sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rates charged by the Advisor to the Funds.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Funds, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with figures for the profitability of a selection of other, publicly listed investment management firms. The Trustees noted that the comparability of the Advisor’s estimated profitability to the publicly disclosed information about the profitability of other investment management firms is limited due to the nature of those firms and other factors. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader
138  |   Thornburg Equity Funds Annual Report

Other Information, Continued
September 30, 2022 (Unaudited)
variety of investment management clients. The Trustees also considered how the establishment of additional investment products by the Advisor may benefit the Funds. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Funds’ stated investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
Thornburg Equity Funds Annual Report  |  139

Trustees and Officers
September 30, 2022 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 76 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 67 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 61 Trustee since 2012, Member of the Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 73 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 59 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 58 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 68 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 63 Trustee since 1996, Chair of Operations Risk Oversight Committee and Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
140  |   Thornburg Equity Funds Annual Report

Trustees and Officers, Continued
September 30, 2022 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 59 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 48 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 48 Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 56 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 55 Treasurer since 2019(6)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 42 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020.	Not applicable
Jeff Klingelhofer, 41 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 51, Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014)	Not applicable
Christopher Luckham, 45 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 40 Secretary since 2021(6)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust and 1 active closed-end Fund, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Equity Funds Annual Report  |  141

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 13, 2022
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
142  |  Thornburg Equity Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $38.7 billion (as of September 30, 2022) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Thornburg Equity Funds Annual Report  |  143

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4627

Annual Report | September 30, 2022

Thornburg Taxable Fixed Income Funds
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Ultra Short Income Fund
Thornburg Strategic Income Fund

Thornburg Taxable Fixed Income Funds
Annual Report  |  September 30, 2022
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Taxable Fixed Income Funds Annual Report  |  3

Letter to Shareholders
September 30, 2022 (Unaudited)
Dear Shareholder:
As I enter my 17th year here at Thornburg Investment Management, Inc. (“Thornburg”), I have the occasion to recall a number of market episodes that I have experienced with the backdrop of the beautiful mountains of Santa Fe. I especially recall the harrowing experiences of 2008, where for many in New York, London, or another financial center there was nowhere to escape conversations about the end of the financial world. Here in Santa Fe, while my neighbors and friends were concerned about the worsening economic outlook, there was relative surety about the sun rising (over the Sangre de Cristo mountains) and setting (over the Jemez mountains). I found it’s a real advantage to have that perspective in challenging times like these.
In last year’s version of this letter, I wrote:
“At Thornburg, we see the importance of ever-lower rates and accommodative policy both for the robustness of the post-pandemic recovery as well as for the now ensuing excess of demand over supply in both goods and labor. While this may, or may not, be transitory, the effect of massive stimulus, as well as its potential withdrawal, are hard to overemphasize. As market participants, we will have to navigate out of record low nominal and real global interest rates, close to record high equity prices, and a voracious appetite for less liquid investments and vehicles (including special purpose acquisition companies (SPACs), pre-IPO equity, private debt, and the like).”
With the benefit of hindsight, even with the perspective I wrote about in 2021, I now see that last year’s letter did not fully convey the potential market effects of a significant shift away from the accommodative monetary policies that have been in place for much of the last decade. From our perspective, the U.S. Federal Reserve, and many other policymakers in the developed world, have been far behind the curve and the moves they made in the past year to catch up have led to a market dynamic that we haven’t seen in four decades. It’s hard to imagine that as recently as March 2022, the federal funds overnight rate in the U.S. was zero, and by early next year, just one year later, it may be at 5%. We at Thornburg believe that this dramatic interest rate hiking cycle, combined with a significant pace of quantitative tightening, will continue to drive market volatility and likely create moments of intermittent liquidity in the market similar to a dry Santa Fe spring.
That said, we also see opportunities for value for the first time in a couple of years. As of the end of our fiscal year, bond markets have had their worst year in four decades.
Current data also shows that global wealth destruction is on par with the 2008 crisis. In our view, markets have moved from the state of overvaluation we noted in this letter a year ago to one now where there is much more balance. In this current market environment, both global equities and fixed income investments can credibly provide a medium and long-term return pathway that compounds wealth. What remains to be seen is whether that is both a real and a nominal wealth growth outcome over time. While inflation is not transitory, and rates may stay higher for longer through 2023, in our view the market is beginning to discount the global growth downshift that is required to break the back of inflation.
At Thornburg, you, our clients, are the constituency on whom we are most focused, and volatility presents an opportunity to execute on the promise of the firm’s platform, investment process and portfolios. In this environment, just as in other volatile periods throughout Thornburg’s four-decade history, we will rely on our unsiloed, global approach to markets and investments that has allowed us to achieve, and continues to drive, our goal of long-term investment excellence. More and more, the interconnectedness of markets and capital demands an equally interconnected approach to analysis and execution. We’re proud of the value that we’ve been able to provide to you through this collaborative and informed perspective and look forward to ugly markets as they provide a wonderful opportunity as we seek to help you meet your financial goals.
Many firms may have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you expect from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Taxable Fixed Income Funds Annual Report

Thornburg Limited Term U.S. Government Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term U.S. Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
The Fund is an actively managed portfolio of short/intermediate term debt obligations with a dollar-weighted average maturity of normally less than five years. The Fund generally invests at least 80% of its net assets in debt obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored entities.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -9.24% for the 12-month period ended September 30, 2022, slightly underperforming the Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (the "Index"), which returned -9.18%.
» The Fund’s structural short duration position versus its Index proved to be a significant contributor to its relative performance in a rising rate environment. During the 12-month period, five- and ten-year U.S. Treasury yields rose by 312 and 234 basis points (bps), respectively.
» The Fund’s allocation to agency mortgage-backed securities (MBS) was the main detractor to its total return during the period, as the MBS sector broadly underperformed U.S. Treasury securities over the period.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 11/16/87)
Without sales charge	-9.51%	-2.50%	-0.68%	-0.10%	4.00%
With sales charge	-11.54%	-2.99%	-0.99%	-0.25%	3.96%
Class C Shares (Incep: 9/1/94)
Without sales charge	-9.74%	-2.79%	-1.01%	-0.40%	2.85%
With sales charge	-10.19%	-2.79%	-1.01%	-0.40%	2.85%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-9.81%	-	-	-	-5.79%
With sales charge	-10.39%	-	-	-	-5.79%
Class I Shares (Incep: 7/5/96)	-9.24%	-2.22%	-0.40%	0.21%	3.29%
Class R3 Shares (Incep: 7/1/03)	-9.50%	-2.57%	-0.77%	-0.17%	1.56%
Class R4 Shares (Incep: 2/1/14)	-9.51%	-2.57%	-0.78%	-	-0.09%
Class R5 Shares (Incep: 5/1/12)	-9.27%	-2.28%	-0.45%	0.17%	0.28%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged ( Since 11/16/87)	-9.18%	-1.71%	0.18%	0.59%	4.73%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4 and Class R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.87%; C shares, 1.24%; C2 shares, 3.37%; I shares, 0.61%; R3 shares, 1.31%; R4 shares, 1.63%; R5 shares, 1.56%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: C2 shares, 1.24%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Taxable Fixed Income Funds Annual Report  |  5

Thornburg Limited Term Income Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.
The Fund is an actively managed portfolio of short/intermediate term debt obligations with a dollar-weighted average maturity of normally less than five years. The Fund invests in debt obligations which are investment grade at the time of purchase, and will invest at least 65% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest principal long term rating categories of S&P Global Ratings or Moody’s Investors Services, Inc., or the equivalent three highest short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -8.63% for the 12-month period ended September 30, 2022, outperforming the Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (the "Index"), which returned -10.14% over the period.
» The Fund’s structural short duration position versus its Index proved to be a significant contributor to its relative performance in a rising rate environment. During the 12-month period, five- and ten-year U.S. Treasury yields rose by 312 and 234 basis points (bps), respectively.
» The Fund benefitted from positive relative performance from security selection within asset-backed securities (ABS), but returns were offset by underperformance due to the Fund’s investment-grade corporate bond security selection.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/92)
Without sales charge	-8.89%	-0.80%	0.71%	1.37%	4.25%
With sales charge	-10.95%	-1.31%	0.41%	1.22%	4.20%
Class C Shares (Incep: 9/1/94)
Without sales charge	-9.11%	-1.03%	0.49%	1.15%	3.91%
With sales charge	-9.55%	-1.03%	0.49%	1.15%	3.91%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-9.33%	-	-	-	-4.86%
With sales charge	-9.92%	-	-	-	-4.86%
Class I Shares (Incep: 7/5/96)	-8.63%	-0.55%	1.00%	1.70%	4.37%
Class R3 Shares (Incep: 7/1/03)	-9.16%	-1.05%	0.49%	1.21%	2.86%
Class R4 Shares (Incep: 2/1/14)	-9.16%	-1.05%	0.51%	-	1.15%
Class R5 Shares (Incep: 5/1/12)	-8.71%	-0.55%	0.95%	1.61%	1.85%
Class R6 Shares (Incep: 4/10/17)	-8.62%	-0.48%	1.08%	-	1.34%
Bloomberg U.S. Aggregate Bond Total Return Index Value USD (Since 10/1/92)	-14.60%	-3.26%	-0.27%	0.89%	4.48%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (Since 10/1/92)	-10.14%	-1.64%	0.38%	1.00%	4.18%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.77%; C shares, 0.99%; C2 shares, 1.32%; I shares, 0.50%; R3 shares, 1.02%; R4 shares, 1.19%; R5 shares, 0.69%; R6 shares, 0.43%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: C2 shares, 1.24%; I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
6  |   Thornburg Taxable Fixed Income Funds Annual Report

Thornburg Ultra Short Income Fund

Investment Goal and
Fund Overview
The Ultra Short Income Fund seeks current income, consistent with preservation of capital.
The Fund is an actively managed portfolio of debt obligations, and under normal conditions at least 80% of the Fund’s net assets are invested in (i) debt obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the four highest ratings of S&P Global Ratings (AAA, AA, A, or BBB) or Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa) or, if no credit rating is available, judged to be of comparable quality by Thornburg. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. The Fund’s investments are determined by individual security analysis.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -0.77% for the 12-month period ended September 30, 2022, underperforming the ICE BofA U.S. Treasury Bill Index (the "Index"), which returned 0.48% over the period.
» The Fund’s security selection in shorter-maturity asset-backed securities (ABS) was additive to its relative returns versus its Index.
» The Fund’s duration position, modestly longer than the Index, was a relative detractor to its performance versus the Index due to front-end interest rates rising significantly over the period.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG ULTRA SHORT INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG ULTRA SHORT INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	-0.96%	0.89%	1.47%	-	1.37%
With sales charge	-3.22%	0.38%	1.17%	-	1.19%
Class I Shares (Incep: 12/30/13)	-0.77%	1.09%	1.68%	-	1.56%
ICE BofA U.S. Treasury Bill Index (Since 12/30/13)	0.48%	0.58%	1.14%	-	0.78%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.38%; I shares, 0.76%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, resulting in net expense ratios of the following: A shares, 0.50%; I shares, 0.30%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Taxable Fixed Income Funds Annual Report  |  7

Thornburg Strategic Income Fund

Investment Goal and
Fund Overview
Strategic Income Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund is a global, income-oriented portfolio with a flexible mandate focused on paying an attractive, sustainable yield. The portfolio invests in a broad range of income-producing securities, primarily debt obligations
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -8.07% for the 12-month period ended September 30, 2022, outperforming the Bloomberg U.S. Universal Total Return Index Value Unhedged (the "Index"), which returned -14.92%.
» The Fund’s structural short duration position versus its Index proved to be a significant contributor to its relative performance in a rising rate environment. During the 12-month period, five- and ten-year U.S. Treasury yields rose by 312 and 234 basis points (bps), respectively.
» The Fund’s positive relative performance versus the Index was supported by security selection in both asset-backed securities (ABS) and high yield corporate bonds. The Fund’s allocation to mortgage pass-through bonds proved to be a modest detractor to its relative performance.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)
Without sales charge	-8.37%	0.78%	1.91%	3.09%	4.84%
With sales charge	-12.47%	-0.75%	0.97%	2.61%	4.52%
Class C Shares (Incep: 12/19/07)
Without sales charge	-9.08%	0.01%	1.14%	2.41%	4.18%
With sales charge	-9.96%	0.01%	1.14%	2.41%	4.18%
Class I Shares (Incep: 12/19/07)	-8.07%	1.13%	2.27%	3.46%	5.19%
Class R3 Shares (Incep: 5/1/12)	-8.64%	0.48%	1.64%	2.94%	3.27%
Class R4 Shares (Incep: 2/1/14)	-8.65%	0.48%	1.63%	-	2.45%
Class R5 Shares (Incep: 5/1/12)	-8.14%	1.13%	2.27%	3.42%	3.74%
Class R6 Shares (Incep: 4/10/17)	-8.05%	1.21%	2.32%	-	2.85%
Bloomberg U.S. Universal Total Return Index Value Unhedged (Since 12/19/07)	-14.92%	-3.11%	-0.18%	1.17%	2.84%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.05%; C shares, 1.83%; I shares, 0.81%; R3 shares, 3.16%; R4 shares, 2.28%; R5 shares, 0.92% and R6 shares, 0.75%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, resulting in net expense ratios of the following: C shares, 1.80%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
8  |   Thornburg Taxable Fixed Income Funds Annual Report

Glossary
September 30, 2022 (Unaudited)
The Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg U.S. Universal Total Return Index Value Unhedged represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The ICE BofA U.S. Treasury Bill Index is an unmanaged index that measures returns of U.S. Treasury Bills.
Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg U.S Aggregate Bond Index and 20% MSCI World Index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Asset Backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
High yield bonds may offer higher yields in return for risk exposure.
U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Investments in mortgage-backed securities (MBS) may bear additional risk.
Thornburg Taxable Fixed Income Funds Annual Report  |  9

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  September 30, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	184
Effective Duration	3.6 Yrs
Average Maturity	4.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.23%
SEC Yield	1.73%
TYPES OF HOLDINGS
PORTFOLIO LADDER
2%	4%	15%	13%	16%	14%	5%	5%	11%	3%	12%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class C2	LTUQX	885-216-465
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

10  |  Thornburg Taxable Fixed Income Funds Annual Report

Fund Summary
Thornburg Limited Term Income Fund  |  September 30, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	784
Effective Duration	3.2 Yrs
Average Maturity	4.2 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.10%
SEC Yield	3.04%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
2%	12%	12%	14%	15%	12%	7%	7%	5%	3%	11%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class C2	THIQX	885-216-424
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Taxable Fixed Income Funds Annual Report  |  11

Fund Summary
Thornburg Ultra Short Income Fund  |  September 30, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	332
Effective Duration	0.6 Yrs
Average Maturity	0.8 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.60%
SEC Yield	2.46%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.22% and 2.04%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
9%	66%	17%	5%	2%	0%	1%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG ULTRA SHORT INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

12  |  Thornburg Taxable Fixed Income Funds Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  September 30, 2022 (Unaudited)
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	48.7%
Asset Backed Securities	21.0%
Bank Loans	1.9%
Common & Preferred Stock	0.4%
U.S. Government Agencies	0.3%
U.S. Treasury Securities	3.6%
Other Fixed Income	13.6%
Other Assets Less Liabilities	10.5%
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.39%
SEC Yield	3.91%
Without the fee waivers and expense reimbursements, the SEC yield would have been
3.90%.
FIXED INCOME CREDIT QUALITY *
* Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
For purposes of presenting the credit quality information in the above graph, we have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). Unrated bonds are included in the not rated (NR) category.
TOP TEN INDUSTRY GROUPS
Diversified Financials	7.8%
Software & Services	4.9%
Utilities	4.7%
Materials	4.1%
Insurance	3.7%
Energy	3.4%
Health Care Equipment & Services	2.3%
Food, Beverage & Tobacco	2.2%
Real Estate	1.9%
Media & Entertainment	1.8%

THORNBURG STRATEGIC INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Taxable Fixed Income Funds Annual Report  |  13

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  September 30, 2022
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 25.3%
	United States Treasury Notes,
	0.125% due 12/15/2023	$ 5,800,000	$ 5,517,024
	0.625% due 5/15/2030	2,304,000	1,815,120
	1.50% due 10/31/2024 - 2/15/2030	5,685,000	5,269,332
	2.25% due 12/31/2023	10,600,000	10,335,828
	2.75% due 8/15/2032	3,226,000	2,951,286
	2.875% due 5/15/2032	5,798,000	5,364,056
	United States Treasury Notes Inflationary Index,
	0.125% due 4/15/2027 - 1/15/2032	21,130,416	18,619,324
	0.25% due 1/15/2025 - 7/15/2029	6,135,297	5,553,959
	0.50% due 4/15/2024 - 1/15/2028	788,785	749,221
	0.625% due 1/15/2024	387,280	378,089
	0.875% due 1/15/2029	472,864	444,733
	Total U.S. Treasury Securities (Cost $63,044,782)		56,997,972
	U.S. Government Agencies — 7.5%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	323,932	313,381
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), Series 2015, 2.291% due 6/30/2027	1,309,249	1,225,283
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	286,395	278,291
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	261,250	256,333
[a]	2.29% due 2/15/2024	78,750	75,246
[a]	2.46% due 12/15/2025	875,000	816,681
[a,b]	2.862% (LIBOR 3 Month + 0.35%) due 4/15/2025	962,500	944,405
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	1,225,000	1,160,786
[a,c]	2.512% due 1/15/2026	1,846,250	1,758,682
	Small Business Administration Participation Certificates,
	Series 2002-20K Class 1, 5.08% due 11/1/2022	9,131	9,132
	Series 2005-20H Class 1, 5.11% due 8/1/2025	30,898	30,211
	Series 2007-20D Class 1, 5.32% due 4/1/2027	94,275	92,479
	Series 2007-20F Class 1, 5.71% due 6/1/2027	60,841	60,099
	Series 2007-20I Class 1, 5.56% due 9/1/2027	174,764	172,329
	Series 2007-20K Class 1, 5.51% due 11/1/2027	138,770	136,664
	Series 2008-20G Class 1, 5.87% due 7/1/2028	291,893	290,199
	Series 2011-20G Class 1, 3.74% due 7/1/2031	457,089	432,719
	Series 2011-20K Class 1, 2.87% due 11/1/2031	774,716	717,713
	Series 2014-20H Class 1, 2.88% due 8/1/2034	506,638	466,347
	Series 2015-20B Class 1, 2.46% due 2/1/2035	446,946	403,310
	Series 2015-20G Class 1, 2.88% due 7/1/2035	949,442	871,594
	Series 2015-20I Class 1, 2.82% due 9/1/2035	920,449	840,083
[c]	Series 2017-20I Class 1, 2.59% due 9/1/2037	1,947,617	1,747,393
	Series 2017-20K Class 1, 2.79% due 11/1/2037	1,004,923	914,280
	Thirax 1 LLC (Guaranty: Export-Import Bank of the United States), 0.968% due 1/14/2033	1,323,995	1,175,112
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	1,145,834	1,120,476
[a,b]	Washington Aircraft 2 Co DAC (Guaranty: Export-Import Bank of the United States), 4.071% (LIBOR 3 Month + 0.43%) due 6/26/2024	668,188	665,750
	Total U.S. Government Agencies (Cost $18,163,946)		16,974,978
	Mortgage Backed — 62.5%
[b,d]	Federal Agricultural Mortgage Corp. Mtg Trust, Whole Loan Securities Trust CMO, Seies 2021-1 Class A, 2.18% due 1/25/2051	4,491,960	3,783,371
	Federal Home Loan Mtg Corp.,
	Pool D98887, 3.50% due 1/1/2032	237,808	224,178
	Pool E09025, 2.50% due 3/1/2028	49,672	46,835
	Pool G13804, 5.00% due 3/1/2025	37,925	38,340
	Pool G15227, 3.50% due 12/1/2029	812,544	778,487
	Pool G16710, 3.00% due 11/1/2030	1,260,864	1,190,218
	Pool J11371, 4.50% due 12/1/2024	36,567	35,918
	Pool J21208, 2.50% due 11/1/2027	934,549	881,371
	Pool J37586, 3.50% due 9/1/2032	184,789	176,806
	Pool T61943, 3.50% due 8/1/2045	115,015	104,589
	Pool T65457, 3.00% due 1/1/2048	504,360	443,139
14 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2022
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3704 Class DC, 4.00% due 11/15/2036	$ 58,484	$ 58,286
	Series 3922 Class PQ, 2.00% due 4/15/2041	110,854	106,095
	Series 4050 Class MV, 3.50% due 8/15/2023	338,238	337,033
[b]	Series 4105 Class FG, 3.218% (LIBOR 1 Month + 0.40%) due 9/15/2042	541,809	536,912
	Series 4120 Class TC, 1.50% due 10/15/2027	509,690	480,846
	Series 4120 Class UE, 2.00% due 10/15/2027	589,595	559,983
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through CMBS,
[b]	Series K035 Class A2, 3.458% due 8/25/2023	5,256,173	5,205,512
	Series K037 Class A1, 2.592% due 4/25/2023	157,911	157,021
	Series K038 Class A1, 2.604% due 10/25/2023	254,325	253,142
	Series K042 Class A1, 2.267% due 6/25/2024	1,044,290	1,022,422
[b]	Series K047 Class A2, 3.329% due 5/25/2025	1,250,000	1,213,201
	Series K055 Class A1, 2.263% due 4/25/2025	55,606	54,156
[b]	Series K061 Class A2, 3.347% due 11/25/2026	290,000	276,814
[b]	Series K069 Class A2, 3.187% due 9/25/2027	180,000	169,123
	Series K071 Class A2, 3.286% due 11/25/2027	2,000,000	1,882,480
	Series K072 Class A2, 3.444% due 12/25/2027	120,000	113,714
	Series K073 Class A2, 3.35% due 1/25/2028	3,000,000	2,827,576
	Series K095 Class A2, 2.785% due 6/25/2029	577,000	520,358
	Series K729 Class A2, 3.136% due 10/25/2024	3,500,000	3,419,236
[b]	Series K730 Class A2, 3.59% due 1/25/2025	189,993	186,099
	Series KHG1 Class A3, 3.341% due 12/25/2027	300,000	283,549
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	1,018,364	964,004
[b]	Series 2017-4 Class HT, 3.25% due 6/25/2057	2,903,187	2,680,894
	Series 2017-4 Class MT, 3.50% due 6/25/2057	648,145	599,787
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	1,312,939	1,227,863
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	756,480	712,399
	Series 2018-3 Class HA, 3.00% due 8/25/2057	993,004	931,616
[b]	Series 2018-3 Class MA, 3.50% due 8/25/2057	1,120,502	1,071,384
	Series 2018-4 Class HA, 3.00% due 3/25/2058	1,203,936	1,128,008
	Series 2018-4 Class MA, 3.50% due 3/25/2058	866,380	829,335
	Series 2019-1 Class MA, 3.50% due 7/25/2058	2,414,372	2,308,045
	Series 2019-2 Class MA, 3.50% due 8/25/2058	2,099,799	2,003,128
	Series 2019-3 Class MA, 3.50% due 10/25/2058	850,954	814,001
	Series 2019-4 Class MA, 3.00% due 2/25/2059	1,243,548	1,166,058
	Series 2020-1 Class MA, 2.50% due 8/25/2059	1,881,214	1,740,990
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	2,238,490	2,030,311
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	2,238,490	2,010,617
	Series 2020-2 Class MA, 2.00% due 11/25/2059	1,836,401	1,668,567
	Series 2020-3 Class MA, 2.00% due 5/25/2060	598,231	541,824
	Series 2020-3 Class MT, 2.00% due 5/25/2060	698,673	593,400
	Series 2022-1 Class MTU, 3.25% due 11/25/2061	1,112,113	1,007,334
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA6808 3.00% due 2/1/2052	2,406,462	2,096,880
	Pool RC1280, 3.00% due 3/1/2035	584,237	547,865
	Pool RC1535, 2.00% due 8/1/2035	2,110,677	1,862,835
	Pool RC1826, 2.00% due 2/1/2036	1,540,298	1,359,431
	Pool RD5043, 2.00% due 12/1/2030	2,358,462	2,149,919
	Pool SB0662, 2.50% due 4/1/2037	5,184,416	4,715,847
	Pool SB8010, 2.50% due 10/1/2034	664,952	604,719
	Pool SB8030, 2.00% due 12/1/2034	991,198	875,545
	Pool ZS4730, 3.50% due 8/1/2047	878,850	803,488
	Pool ZS7299, 3.00% due 10/1/2030	646,898	610,105
	Pool ZS8034, 3.00% due 6/1/2033	1,623,123	1,522,960
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	218,962	206,839
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	262,582	248,350
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	190,382	177,389
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	436,927	398,198
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	335,132	308,380
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	165,163	155,162
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 15

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2022
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Federal National Mtg Assoc.,
[b]	Pool 895572, 4.07% (LIBOR 12 Month + 1.82%) due 6/1/2036	$ 69,515	$ 70,327
	Pool BF0130, 3.50% due 8/1/2056	358,201	328,197
	Pool BF0144, 3.50% due 10/1/2056	513,420	470,414
	Pool MA1582, 3.50% due 9/1/2043	1,475,644	1,362,431
	Federal National Mtg Assoc., CMBS,
[b]	Series 2015-SB5 Class A10, 3.15% due 9/25/2035	303,000	296,535
[b]	Series 2018-SB47 Class A5H, 2.92% due 1/25/2038	690,174	687,720
	Federal National Mtg Assoc., CMO REMIC,
	Series 1993-32 Class H, 6.00% due 3/25/2023	338	338
[b]	Series 2009-17 Class AH, 0.587% due 3/25/2039	204,435	166,007
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	190	189
	Series 2011-70 Class CA, 3.00% due 8/25/2026	834,304	809,936
[b]	Series 2013-81 Class FW, 3.384% (LIBOR 1 Month + 0.30%) due 1/25/2043	953,853	941,610
[b]	Series 2013-92 Class FA, 3.634% (LIBOR 1 Month + 0.55%) due 9/25/2043	666,135	664,710
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	407,124	398,518
	Pool AJ1752, 3.50% due 9/1/2026	434,619	423,106
	Pool AK6768, 3.00% due 3/1/2027	554,129	532,496
	Pool AL6582, 3.50% due 4/1/2030	520,927	498,650
	Pool AL7801, 2.50% due 11/1/2030	1,862,013	1,736,332
	Pool AL9445, 3.00% due 7/1/2031	14,568	13,739
	Pool AL9821, 2.50% due 1/1/2032	2,208,312	2,054,254
	Pool AS4916, 3.00% due 5/1/2030	915,986	863,824
	Pool AS9733, 4.00% due 6/1/2047	1,085,287	1,023,193
	Pool AS9749, 4.00% due 6/1/2047	344,083	324,174
	Pool AU2669, 2.50% due 10/1/2028	595,348	560,815
	Pool AZ3778, 3.00% due 4/1/2030	1,306,083	1,236,718
	Pool BM4153, 3.00% due 6/1/2033	1,412,435	1,326,202
	Pool BM4864, 3.50% due 5/1/2033	923,956	883,516
	Pool BP9589, 2.50% due 8/1/2035	2,086,564	1,897,204
	Pool CA0942, 2.50% due 12/1/2032	899,903	819,634
	Pool CA4102, 3.50% due 8/1/2029	761,511	724,893
[e]	Pool CA4263 3.00% due 10/1/2034	2,117,228	1,985,317
	Pool CA5271, 2.50% due 3/1/2035	1,212,045	1,102,283
	Pool CA5282, 3.00% due 3/1/2035	2,619,567	2,456,359
	Pool CA6862, 2.00% due 9/1/2035	1,484,882	1,311,352
	Pool CA7470, 2.00% due 10/1/2035	2,612,524	2,307,213
	Pool CA7535, 1.50% due 10/1/2030	2,848,618	2,561,281
	Pool CA7891, 1.50% due 11/1/2035	1,531,927	1,316,182
	Pool FM1523, 2.50% due 8/1/2029	792,183	738,163
	Pool FM2831, 2.50% due 5/1/2032	1,638,979	1,524,639
	Pool FM3494, 2.50% due 4/1/2048	1,242,253	1,058,907
	Pool FM5458, 1.50% due 12/1/2035	1,393,666	1,197,393
	Pool FS0898, 3.00% due 2/1/2052	5,276,775	4,596,941
	Pool FS0916, 3.00% due 3/1/2052	5,278,214	4,595,698
	Pool MA2353, 3.00% due 8/1/2035	712,512	649,605
	Pool MA2480, 4.00% due 12/1/2035	718,319	688,433
	Pool MA3465, 4.00% due 9/1/2038	400,674	382,860
	Pool MA3557, 4.00% due 1/1/2029	606,597	586,225
	Pool MA3681, 3.00% due 6/1/2034	372,183	348,995
	Pool MA3826, 3.00% due 11/1/2029	867,084	811,534
	Pool MA3896, 2.50% due 1/1/2035	108,427	98,608
	Pool MA3953, 2.50% due 3/1/2030	470,810	433,228
	Pool MA4016, 2.50% due 5/1/2040	1,112,898	957,266
	Pool MA4042, 2.00% due 6/1/2035	2,418,277	2,134,239
	Pool MA4045, 2.00% due 6/1/2040	2,207,831	1,854,865
	Pool MA4148, 2.00% due 10/1/2030	567,462	517,270
	Pool MA4309, 2.00% due 4/1/2031	1,530,949	1,394,944
	Pool MA4390, 2.00% due 7/1/2031	3,937,350	3,587,569
	Government National Mtg Assoc.,
[b]	Pool 751392, 5.00% due 2/20/2061	166,394	165,401
[b]	Pool 894205, 1.625% (H15T1Y + 1.50%) due 8/20/2039	291,532	285,167
16 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2022
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[b]	Pool MA0100, 2.875% (H15T1Y + 1.50%) due 5/20/2042	$ 193,605	$ 193,243
	Pool MA0907, 2.00% due 4/20/2028	609,491	561,687
	Government National Mtg Assoc., CMBS, Series 2022-147 Class B, 2.20% due 10/16/2063	1,250,000	985,945
	Government National Mtg Assoc., CMO,
	Series 2016-32 Class LJ, 2.50% due 12/20/2040	299,856	296,790
	Series 2016-H04 Class HA, 2.25% due 7/20/2065	2,131,752	2,056,732
	Series 2017-186 Class VA, 3.00% due 2/20/2031	2,066,212	1,999,000
	Total Mortgage Backed (Cost $156,101,048)		140,897,303
	Asset Backed Securities — 0.4%
	Other Asset Backed — 0.4%
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	994,218	924,699
			924,699
	Total Asset Backed Securities (Cost $994,218)		924,699
	Corporate Bonds — 1.5%
	Utilities — 1.5%
	Electric Utilities — 1.5%
[d]	Caledonia Generating LLC, 1.95% due 2/28/2034	4,064,733	3,441,160
			3,441,160
	Total Corporate Bonds (Cost $3,937,613)		3,441,160
	Short-Term Investments — 2.0%
	United States Treasury Bill
	2.332% due 10/6/2022	1,500,000	1,499,522
	2.335% due 10/13/2022	1,500,000	1,498,851
	2.499% due 10/11/2022	1,500,000	1,498,975
	Total Short-Term Investments (Cost $4,497,348)		4,497,348
	Total Investments — 99.2% (Cost $246,738,955)		$223,733,460
	Other Assets Less Liabilities — 0.8%		1,885,238
	Net Assets — 100.0%		$225,618,698

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
c	Segregated as collateral for a when-issued security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $7,224,531, representing 3.20% of the Fund’s net assets.
e	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 17

Schedule of Investments
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 14.1%
	United States Treasury Notes,
	0.375% due 11/30/2025	$123,015,000	$ 109,050,876
	1.50% due 10/31/2024	44,520,000	42,085,312
	1.625% due 2/15/2026	52,700,000	48,409,891
	1.75% due 11/15/2029	39,136,000	33,999,400
	2.00% due 8/15/2025	30,000,000	28,183,594
	2.25% due 11/15/2025	16,967,000	15,978,142
	2.75% due 8/15/2032	78,432,000	71,753,025
	2.875% due 5/15/2032	199,166,000	184,259,670
	United States Treasury Notes Inflationary Index,
	0.125% due 4/15/2027 - 1/15/2032	323,702,758	283,320,274
	0.25% due 1/15/2025 - 7/15/2029	147,007,996	133,713,198
	0.375% due 7/15/2027	76,158,998	71,059,693
	0.50% due 4/15/2024 - 1/15/2028	28,496,065	27,066,757
	0.625% due 1/15/2024	14,011,912	13,679,392
	0.875% due 1/15/2029	79,611,303	74,875,148
	Total U.S. Treasury Securities (Cost $1,233,501,732)		1,137,434,372
	U.S. Government Agencies — 0.5%
	ALEX Alpha LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	869,564	845,820
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	520,000	510,214
[a,b]	2.862% (LIBOR 3 Month + 0.35%) due 4/15/2025	2,849,000	2,795,439
[a]	6.50% due 1/23/2029	10,007,000	7,689,679
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	9,853,400
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	525,000	497,479
[a]	2.512% due 1/15/2026	2,275,000	2,167,097
	Santa Rosa Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	1,013,973	996,228
	Small Business Administration Participation Certificates,
	Series 2008-20D Class 1, 5.37% due 4/1/2028	387,003	380,595
	Series 2009-20E Class 1, 4.43% due 5/1/2029	207,989	200,595
	Series 2009-20K Class 1, 4.09% due 11/1/2029	1,531,914	1,467,035
	Series 2011-20E Class 1, 3.79% due 5/1/2031	1,937,851	1,838,921
	Series 2011-20F Class 1, 3.67% due 6/1/2031	351,111	332,115
	Series 2011-20G Class 1, 3.74% due 7/1/2031	1,828,355	1,730,877
	Series 2011-20I Class 1, 2.85% due 9/1/2031	3,428,275	3,168,557
	Series 2011-20K Class 1, 2.87% due 11/1/2031	3,015,581	2,793,696
	Series 2012-20D Class 1, 2.67% due 4/1/2032	2,983,949	2,742,888
	Series 2012-20J Class 1, 2.18% due 10/1/2032	2,366,985	2,141,724
	Series 2012-20K Class 1, 2.09% due 11/1/2032	1,625,217	1,470,921
	Total U.S. Government Agencies (Cost $48,099,865)		43,623,280
	Other Government — 0.2%
[a,c]	Bermuda Government International Bond, 2.375% due 8/20/2030	6,800,000	5,433,948
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[a,c]	2.004% due 9/18/2024	2,605,169	2,521,986
[a,c]	2.581% due 11/11/2024	2,759,178	2,701,136
[a,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	1,659,487	1,616,008
[a]	Sharjah Sukuk Program Ltd., 4.226% due 3/14/2028	2,000,000	1,806,540
	Total Other Government (Cost $15,967,735)		14,079,618
	Mortgage Backed — 19.5%
[b,c]	Angel Oak Mortgage Trust LLC, Whole Loan Securities Trust CMO, Series 2020-2 Class A3, 5.00% due 1/26/2065	5,642,589	5,407,044
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	5,198,577	4,844,306
[b,c]	Series 2019-1 Class A3, 4.097% due 1/25/2049	2,720,403	2,571,655
[b,c]	Series 2019-2 Class A1, 3.347% due 4/25/2049	2,249,407	2,111,858
[b,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	5,220,205	4,772,362
[c]	Series 2020-1 Class A2, 2.927% due 3/25/2055	6,518,000	5,541,818
18 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Series 2020-1 Class A3, 3.328% due 3/25/2055	$ 4,500,000	$ 3,725,361
[c]	Series 2020-1 Class M1, 4.277% due 3/25/2055	3,189,000	2,573,903
[b,c]	Series 2021-1R Class A1, 1.175% due 10/25/2048	10,588,909	9,058,092
[c]	Series 2022-1 Class M1, 3.65% due 12/25/2056	7,338,000	5,430,703
[b,c]	Bayview Commercial Asset Trust, CMBS, Series 2004-3 Class A2, 3.714% (LIBOR 1 Month + 0.63%) due 1/25/2035	830,089	823,817
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	1,119,514	1,097,487
[b,c]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class A3, 3.253% due 2/25/2055	3,285,000	2,787,733
	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO,
[b,c]	Series 2016-SH1 Class M3, 3.75% due 4/25/2045	2,219,884	1,888,650
[b,c]	Series 2016-SH2 Class M3, 3.75% due 12/25/2045	2,646,863	2,315,304
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2022-1 Class A1, 3.007% due 1/25/2067	16,179,735	14,827,004
[b,c]	Series 2022-2 Class M1, 4.609% due 3/25/2067	14,163,000	12,053,969
[b,c]	CIM Trust, Whole Loan Securities Trust CMO, Series 2018-INV1 Class A4, 4.00% due 8/25/2048	880,329	819,760
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b]	Series 2004-HYB2 Class B1, 2.729% due 3/25/2034	53,587	51,020
[b,c]	Series 2014-A Class A, 4.00% due 1/25/2035	591,587	556,347
[b,c]	Series 2014-J1 Class B4, 3.631% due 6/25/2044	1,489,969	1,259,136
[b,c]	Series 2019-E Class A1, 3.228% due 11/25/2070	6,731,266	6,496,889
[b,c]	Series 2021-J2 Class A7A, 2.50% due 7/25/2051	24,761,915	21,334,765
	COMM Mortgage Trust, CMBS, Series 2015-DC1 Class A4, 3.078% due 2/10/2048	19,800,000	19,129,528
	CSMC Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2013-HYB1 Class B3, 3.307% due 4/25/2043	1,251,567	1,222,245
[b,c]	Series 2021-AFC1 Class-A1, 0.83% due 3/25/2056	10,155,948	8,015,853
[b,c]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	12,934,604	10,680,652
[b,c]	Series 2021-NQM8 Class-A1, 1.841% due 10/25/2066	17,240,683	14,724,878
[b,c]	Series 2022-ATH2 Class A1, 4.547% due 5/25/2067	13,017,991	12,509,816
[b,c]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	4,076,900	3,614,125
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2019-2 Class A1, 2.739% due 11/25/2059	4,145,151	3,929,940
[b,c]	Series 2021-2 Class A1, 0.931% due 6/25/2066	11,915,256	9,789,923
[b,c]	Series 2022-1 Class A1, 2.206% due 1/25/2067	19,805,918	16,790,734
	Federal Home Loan Mtg Corp.,
	3.00% due 3/1/2052 - 5/1/2052	21,018,178	18,304,636
	5.00% due 9/1/2052 - 10/1/2052	25,193,058	24,777,539
	Pool D98887, 3.50% due 1/1/2032	796,063	750,435
	Pool G16710, 3.00% due 11/1/2030	341,996	322,834
	Pool J17504, 3.00% due 12/1/2026	313,224	301,010
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3195 Class PD, 6.50% due 7/15/2036	260,241	270,516
	Series 3919 Class VB, 4.00% due 8/15/2024	84,913	84,555
	Series 3922 Class PQ, 2.00% due 4/15/2041	166,281	159,142
	Series 4050 Class MV, 3.50% due 8/15/2023	386,447	385,071
	Series 4120 Class TC, 1.50% due 10/15/2027	661,837	624,383
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS, Series K722 Class A2, 2.406% due 3/25/2023	3,774,297	3,752,098
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through CMBS, Series K071 Class A2, 3.286% due 11/25/2027	4,420,000	4,160,280
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-1 Class HA, 3.00% due 1/25/2056	4,803,662	4,519,287
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	8,498,449	8,044,810
[b]	Series 2017-4 Class HT, 3.25% due 6/25/2057	7,782,273	7,186,396
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	5,218,932	4,880,755
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	12,103,675	11,398,385
	Series 2018-3 Class HA, 3.00% due 8/25/2057	14,299,263	13,415,274
[b]	Series 2018-3 Class MA, 3.50% due 8/25/2057	9,483,503	9,067,787
	Series 2018-4 Class HA, 3.00% due 3/25/2058	11,840,449	11,093,709
	Series 2019-1 Class MA, 3.50% due 7/25/2058	24,323,701	23,252,503
	Series 2019-2 Class MA, 3.50% due 8/25/2058	25,153,064	23,995,054
	Series 2019-3 Class MA, 3.50% due 10/25/2058	12,012,068	11,490,434
	Series 2019-4 Class MA, 3.00% due 2/25/2059	19,185,781	17,990,246
	Series 2020-1 Class MA, 2.50% due 8/25/2059	3,233,016	2,992,030
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	26,087,428	23,661,300
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	35,073,946	31,503,499
	Series 2020-2 Class MA, 2.00% due 11/25/2059	24,262,758	22,045,305
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Series 2020-3 Class MA, 2.00% due 5/25/2060	$ 13,765,291	$ 12,467,372
	Series 2020-3 Class MT, 2.00% due 5/25/2060	4,045,318	3,435,788
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA6808 3.00% due 2/1/2052	13,298,107	11,587,357
	Pool RC1535, 2.00% due 8/1/2035	46,304,550	40,867,333
	Pool RD5045, 2.00% due 11/1/2030	15,881,898	14,477,564
	Pool RD5060, 2.00% due 6/1/2031	10,006,547	9,117,627
	Pool SB0662, 2.50% due 4/1/2037	12,140,806	11,043,515
	Pool ZS8034, 3.00% due 6/1/2033	24,752,619	23,225,143
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	1,006,563	952,009
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	9,187,393	8,373,019
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	629,682	591,556
	Federal National Mtg Assoc.,
	3.00% due 10/1/2051	14,634,103	12,746,316
	5.00% due 6/1/2052 - 9/1/2052	15,136,148	14,853,859
	Federal National Mtg Assoc., CMO REMIC,
	Series 2007-42 Class PA, 5.50% due 4/25/2037	8,435	8,441
[b]	Series 2009-17 Class AH, 0.587% due 3/25/2039	340,726	276,678
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	316	315
	Series 2012-129 Class LA, 3.50% due 12/25/2042	1,397,548	1,286,130
[b]	Series 2013-81 Class FW, 3.384% (LIBOR 1 Month + 0.30%) due 1/25/2043	3,465,794	3,421,312
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	1,058,920	1,036,537
	Pool AS3111, 3.00% due 8/1/2029	3,161,268	2,993,377
	Pool AS4916, 3.00% due 5/1/2030	285,168	268,929
	Pool AS9749, 4.00% due 6/1/2047	9,880	9,308
	Pool AV5059, 3.00% due 2/1/2029	1,941,952	1,838,817
	Pool BM4324, 3.50% due 7/1/2033	2,986,115	2,854,611
	Pool BP9550, 2.50% due 7/1/2035	4,488,229	4,080,912
	Pool BP9589, 2.50% due 8/1/2035	842,563	766,098
[d]	Pool CA4263 3.00% due 10/1/2034	28,458,213	26,685,168
	Pool FS0898, 3.00% due 2/1/2052	34,361,397	29,934,442
	Pool MA3465, 4.00% due 9/1/2038	3,593,249	3,433,489
	Pool MA3953, 2.50% due 3/1/2030	3,163,840	2,911,292
	Pool MA4016, 2.50% due 5/1/2040	13,336,232	11,471,235
	Pool MA4148, 2.00% due 10/1/2030	18,726,243	17,069,909
	Pool MA4309, 2.00% due 4/1/2031	11,044,061	10,062,943
	Pool MA4390, 2.00% due 7/1/2031	1,456,819	1,327,400
	Pool MA4599, 3.00% due 5/1/2052	5,486,115	4,771,206
[b,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	2,214,521	1,955,876
[b,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	1,784,501	1,644,073
	GCAT Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	4,867,390	4,567,228
[b,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	13,076,689	12,407,203
[b,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	24,433,483	22,904,675
[b,c]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	13,832,154	11,246,170
	Government National Mtg Assoc., CMO, Series 2016-32 Class LJ, 2.50% due 12/20/2040	1,180,888	1,168,814
[b,c]	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO, Series 2020-PJ2 Class B3, 3.573% due 7/25/2050	5,227,192	4,169,181
[b,c]	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO, Series 2022-1 A Class A1, 5.082% due 7/25/2067	5,932,337	5,756,745
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	17,631,840	14,641,464
[b,c]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	23,364,866	19,457,183
[b,c]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	41,433,299	36,520,263
[b,c]	Series 2022-NQM2 Class A1, 3.638% due 3/25/2067	23,666,375	22,053,107
[b,c]	Series 2022-NQM4 Class A, 4.767% due 6/25/2067	29,579,710	28,531,605
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2014-IVR3 Class B4, 2.646% due 9/25/2044	1,940,616	1,797,293
[b,c]	Series 2018-3 Class B2, 3.715% due 9/25/2048	2,497,098	2,210,299
[b,c]	Series 2018-6 Class B2, 3.889% due 12/25/2048	1,024,397	875,332
[b,c]	Series 2019-5 Class B3, 4.454% due 11/25/2049	8,085,407	7,314,095
[b,c]	Series 2019-HYB1 Class B3, 3.852% due 10/25/2049	5,629,273	4,891,477
[b,c]	Series 2019-INV2 Class B3A, 3.752% due 2/25/2050	9,353,227	7,608,123
20 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[b,c]	Series 2021-LTV2 ClassA1, 2.52% due 5/25/2052	$ 38,756,874	$ 31,534,302
[b,c]	Series 2022- LTV1 Class A1, 3.25% due 7/25/2052	14,077,719	11,914,878
[b,c]	Series 2022-2 Class A6A, 2.50% due 8/25/2052	34,966,061	30,902,970
[b]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.511% due 8/25/2034	145,660	139,312
[b,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	1,452,103	1,420,862
	MFA Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2020-NQM3 Class A1, 1.014% due 1/26/2065	3,875,383	3,498,385
[b,c]	Series 2021-AEI1 Class A4, 2.50% due 8/25/2051	17,332,679	14,959,603
[b,c]	Series 2021-INV1 Class A1, 0.852% due 1/25/2056	5,293,941	4,787,864
[b,c]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	26,127,228	22,482,712
[b,c]	Series 2022-INV1 Class A3, 4.25% due 4/25/2066	4,995,000	4,370,561
[b,c]	Series 2022-NQM1 Class A3, 4.20% due 12/25/2066	13,129,000	11,018,504
[b,c]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1, 3.875% due 9/25/2056	22,029,141	20,292,005
	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS, Series 2015-C22 Class A4, 3.306% due 4/15/2048	1,100,000	1,044,964
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-2A Class A3, 4.00% due 3/25/2057	3,416,773	3,244,138
[b,c]	Series 2017-3A Class A1, 4.00% due 4/25/2057	4,175,981	3,963,610
[b,c]	Series 2017-4A Class A1, 4.00% due 5/25/2057	4,461,561	4,204,038
[b,c]	Series 2017-5A Class A1, 4.584% (LIBOR 1 Month + 1.50%) due 6/25/2057	339,102	334,520
[b,c]	Series 2017-6A Class A1, 4.00% due 8/27/2057	2,054,218	1,940,213
[b,c]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	2,449,717	2,328,478
[b,c]	Series 2018-2A Class A1, 4.50% due 2/25/2058	4,345,281	4,151,249
[b,c]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	2,465,527	2,367,218
[b,c]	Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	42,699,761	38,892,230
[b,c]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	19,879,489	16,343,865
[b,c]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	49,968,293	42,013,405
	PRKCM Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	32,621,319	26,829,890
[b,c]	Series 2021-AFC2 Class A1, 2.071% due 11/25/2056	18,253,692	15,068,908
[b,c]	PRPM Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A1, 4.40% due 4/25/2067	34,396,977	32,238,340
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	378,543	378,543
[b,c]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 Class A9, 2.50% due 1/25/2052	53,372,112	45,742,394
[b,c]	RCKT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B3, 3.478% due 2/25/2050	3,155,551	2,667,347
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO,
	Series 2019-2 Class A1C, 2.75% due 9/25/2029	17,069,244	15,772,480
	Series 2019-3 Class A1C, 2.75% due 11/25/2029	2,911,951	2,687,651
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[b]	Series 2013-6 Class B4, 3.509% due 5/25/2043	716,584	539,120
[b]	Series 2013-7 Class B4, 3.504% due 6/25/2043	567,307	464,562
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2019-3 Class A1, 2.703% due 9/25/2059	651,155	634,976
[b,c]	Series 2019-3 Class A3, 3.082% due 9/25/2059	1,131,550	1,099,418
[b,c]	Series 2020-2 Class A1, 1.381% due 5/25/2065	11,894,335	10,622,938
[b,c]	Series 2020-2 Class A2, 1.587% due 5/25/2065	2,311,063	2,063,139
[b,c]	Series 2020-2 Class A3, 1.895% due 5/25/2065	789,022	733,070
[b,c]	Series 2021-2 Class A1, 1.737% due 12/25/2061	16,335,163	13,213,889
[b,c]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	946,538	858,230
[b,c]	Spruce Hill Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521% due 1/28/2050	1,911,402	1,890,589
[b,c]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	45,507,923	37,348,804
[b]	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 3.845% due 3/25/2033	484,106	473,801
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	1,196,933	1,181,905
[b,c]	Series 2017-1 Class A1, 2.75% due 10/25/2056	604,917	595,691
[b,c]	Series 2018-1 Class A1, 3.00% due 1/25/2058	396,340	384,236
[b,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	16,416,930	15,922,255
[b,c]	Series 2018-3 Class A1, 3.75% due 5/25/2058	3,024,741	2,901,613
[b,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	10,579,422	10,390,658
[b,c]	Series 2019-HY2 Class A1, 4.084% (LIBOR 1 Month + 1.00%) due 5/25/2058	13,289,520	13,034,640
[b,c]	TRK Trust, Whole Loan Securities Trust CMO, Series 2022-INV2 Class A1, 4.35% due 6/25/2057	25,969,722	24,071,780
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2020-1 Class M1, 3.021% due 1/25/2060	$ 5,000,000	$ 4,528,448
[b,c]	Series 2020-2 Class M1, 5.36% due 5/25/2060	3,275,000	3,087,729
[b,c]	Series 2021-R1 Class A1, 0.82% due 10/25/2063	7,915,028	7,101,157
[b,c]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.475% due 4/25/2065	5,492,326	5,090,974
[b,c]	WinWater Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B4, 3.853% due 3/20/2045	1,170,126	1,066,593
	Total Mortgage Backed (Cost $1,758,056,235)		1,573,988,817
	Asset Backed Securities — 20.2%
	Auto Receivables — 2.0%
	ACC Auto Trust,
[c]	Series 2021-A Class A, 1.08% due 4/15/2027	6,471,716	6,382,266
[c]	Series 2022-A Class A, 4.58% due 7/15/2026	11,576,397	11,452,039
[c]	ACC Trust, Series 2022-1 Class A, 1.19% due 9/20/2024	6,314,783	6,269,028
[c]	ACM Auto Trust, Series 2022-1A Class A, 3.23% due 4/20/2029	7,527,812	7,503,140
	American Credit Acceptance Receivables Trust,
[c]	Series 2020-2 Class C, 3.88% due 4/13/2026	8,091,195	8,058,943
[c]	Series 2020-2 Class D, 5.65% due 5/13/2026	4,250,000	4,246,447
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2019-1 Class A, 2.99% due 7/15/2024	64,706	64,654
[c]	Series 2019-1 Class B, 3.37% due 6/15/2025	3,547,000	3,517,456
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	3,785,203	3,654,482
[c]	CarNow Auto Receivables Trust, Series 2021-2A Class A, 0.73% due 9/15/2023	687,745	687,075
[c]	Carvana Auto Receivables Trust, Series 2019-1A Class D, 3.88% due 10/15/2024	5,024,049	5,015,438
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	4,058,885	3,950,756
	Drive Auto Receivables Trust, Series 2019-1 Class D, 4.09% due 6/15/2026	6,890,398	6,873,879
[c]	DT Auto Owner Trust, Series 2019-4A Class D, 2.85% due 7/15/2025	7,500,000	7,349,693
[c]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	1,686,335	1,667,010
	FHF Trust,
[c]	Series 2020-1A Class A, 2.59% due 12/15/2023	106,240	106,153
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	11,286,680	10,885,777
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	8,992,887	8,641,338
[c]	Flagship Credit Auto Trust, Series 2019-2 Class D, 3.53% due 5/15/2025	3,500,000	3,428,032
	Lendbuzz Securitization Trust,
[c]	Series 2021-1A Class A, 1.46% due 6/15/2026	18,632,071	18,023,869
[c]	Series 2022-1A Class A, 4.22% due 5/17/2027	12,482,491	12,234,954
[c]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	3,305,629	3,265,870
[a,c]	Oscar US Funding Trust IX LLC, Series 2018-2A Class A4, 3.63% due 9/10/2025	530,635	530,673
[a,c]	Oscar US Funding XII LLC, Series 2021-1A Class A3, 0.70% due 4/10/2025	18,000,000	17,316,556
[c]	US Auto Funding, Series 2021-1A Class A, 0.79% due 7/15/2024	3,670,910	3,657,824
[c]	Veros Auto Receivables Trust, Series 2021-1 Class A, 0.92% due 10/15/2026	4,268,044	4,192,298
			158,975,650
	Credit Card — 1.7%
[c]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	11,900,000	10,789,528
[c]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/15/2024	3,400,000	3,334,880
[c]	Continental Credit Card LLC, Series 2019-1A Class A, 3.83% due 8/15/2026	10,423,411	10,294,046
[c]	Continental Finance Credit Card ABS Master Trust, Series 2020-1A Class A, 2.24% due 12/15/2028	17,500,000	16,127,587
[c]	Genesis Sales Finance Master Trust, Series 2020-AA Class A, 1.65% due 9/22/2025	15,000,000	14,673,059
	Mercury Financial Credit Card Master Trust,
[c]	Series 2021-1A Class A, 1.54% due 3/20/2026	31,450,000	29,877,487
[c]	Series 2022-1A Class A, 2.50% due 9/21/2026	32,350,000	30,644,265
[c]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	21,455,000	20,690,777
			136,431,629
	Other Asset Backed — 13.3%
	Affirm Asset Securitization Trust,
[c]	Series 2020-Z1 Class A, 3.46% due 10/15/2024	1,837,953	1,822,542
[c]	Series 2022-1A Class A, 0.88% due 8/15/2025	10,264,529	10,206,889
[c]	Amur Equipment Finance Receivables VII LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	665,549	665,164
[c]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	2,502,915	2,491,066
[c]	Amur Equipment Finance Receivables X LLC, Series 2022-1A Class A2, 1.64% due 10/20/2027	33,832,906	32,258,786
22 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Appalachian Consumer Rate Relief Funding LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	$ 681,412	$ 676,490
	Aqua Finance Trust,
[c]	Series 2017-A Class A, 3.72% due 11/15/2035	710,763	701,923
[c]	Series 2019-A Class A, 3.14% due 7/16/2040	4,043,636	3,852,099
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	25,702,097	24,201,130
[c]	Series 2020-AA Class C, 3.97% due 7/17/2046	6,300,000	5,576,220
[c]	Series 2021-A Class A, 1.54% due 7/17/2046	14,843,065	13,439,097
[a,b,c]	Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1 Class A, 3.735% (SOFR30A + 1.45%) due 1/15/2037	37,350,000	36,666,196
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	2,331,857	2,282,100
	BHG Securitization Trust,
[c]	Series 2021-B Class A, 0.90% due 10/17/2034	9,715,667	9,242,685
[c]	Series 2022-A Class A, 1.71% due 2/20/2035	30,077,118	28,162,362
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	1,211,460	1,166,108
[c]	CFG Investments Ltd., Series 2021-1 Class A, 4.70% due 5/20/2032	6,000,000	5,781,284
[c]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	6,415,321	5,932,761
[c]	Conn’s Receivables Funding LLC, Series 2021-A Class A, 1.05% due 5/15/2026	2,830,908	2,787,109
[c]	CP EF Asset Securitization I LLC, Series 2022-1A Class A, 5.96% due 4/15/2030	13,535,188	13,374,853
[c]	Crossroads Asset Trust, Series 2021-A Class A2, 0.82% due 3/20/2024	1,930,733	1,911,268
[c]	Dell Equipment Finance Trust, Series 2020-1 Class D, 5.92% due 3/23/2026	6,000,000	6,006,289
	Dext ABS LLC,
[c]	Series 2020-1 Class A, 1.46% due 2/16/2027	8,250,027	8,119,399
[c]	Series 2021-1 Class A, 1.12% due 2/15/2028	11,269,767	10,772,892
[c]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	36,000,000	29,551,439
[c]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	27,894,000	23,568,271
	Diamond Resorts Owner Trust,
[c]	Series 2018-1 Class A, 3.70% due 1/21/2031	2,295,380	2,262,836
[c]	Series 2019-1A Class A, 2.89% due 2/20/2032	5,642,325	5,486,421
[a,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	3,494,852	2,184,283
[c]	Encina Equipment Finance LLC, Series 2022-1A Class A1, 3.76% due 8/16/2027	13,438,589	13,254,036
	Entergy New Orleans Storm Recovery Funding I LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	3,807,486	3,701,894
[c]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	9,855,000	9,302,470
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,895,926	16,644,575
	Foundation Finance Trust,
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	5,926,566	5,811,896
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	6,489,888	6,236,428
[c]	Series 2020-1A Class B, 4.62% due 7/16/2040	3,000,000	2,758,469
[c]	Series 2021-1A Class A, 1.27% due 5/15/2041	19,979,699	17,851,146
[c]	Series 2021-2A Class A, 2.19% due 1/15/2042	14,021,991	12,765,865
	Freed ABS Trust,
[c]	Series 2019-2 Class C, 4.86% due 11/18/2026	8,862,709	8,859,985
[c]	Series 2022-3FP Class A, 4.50% due 8/20/2029	7,937,052	7,918,653
	Goldman Home Improvement Trust,
[c]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	18,763,736	17,320,421
[c]	Series 2022-GRN1 Class A, 4.50% due 6/25/2052	10,541,793	10,293,400
[c]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	20,381,751	17,852,045
	GoodLeap Sustainable Home Solutions Trust,
[c]	Series 2021-3CS Class A, 2.10% due 5/20/2048	16,744,806	13,503,514
[c]	Series 2021-4GS Class A, 1.93% due 7/20/2048	11,223,565	9,092,669
[b,c]	Gracie Point International Funding, Series 2020-B Class A, 3.964% (LIBOR 1 Month + 1.40%) due 5/2/2023	14,174,446	14,172,131
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 3.838% (LIBOR 1 Month + 1.02%) due 7/15/2039	28,050,000	26,508,571
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	2,622,883	2,574,479
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	520,971	478,197
	Hilton Grand Vacations Trust,
[c]	Series 2019-AA Class A, 2.34% due 7/25/2033	4,833,878	4,552,889
[c]	Series 2020-AA Class A, 2.74% due 2/25/2039	978,323	924,563
[c]	HIN Timeshare Trust, Series 2020-A Class A, 1.39% due 10/9/2039	4,405,232	4,009,143
[c]	InStar Leasing III LLC, Series 2021-1A Class A, 2.30% due 2/15/2054	9,194,175	7,819,320
	LendingPoint Asset Securitization Trust,
[c]	Series 2012-B Class A, 4.77% due 10/15/2029	8,677,905	8,549,662
[c]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	50,250,000	49,420,876
[c]	Series 2021-A Class A, 1.00% due 12/15/2028	1,944,407	1,936,109
[c]	Series 2021-B Class A, 1.11% due 2/15/2029	4,008,768	3,967,949
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	LendingPoint Pass-Through Trust,
[c]	Series 2012-ST3 Class A, 4.00% due 5/15/2028	$ 9,010,037	$ 8,692,129
[c]	Series 2022-ST1 Class A, 2.50% due 3/15/2028	7,334,501	6,938,646
[c]	LL ABS Trust, Series 2021-1A Class A, 1.07% due 5/15/2029	9,581,980	9,210,664
[c]	Loanpal Solar Loan Ltd., Series 2021-1GS Class A, 2.29% due 1/20/2048	17,582,164	14,378,404
[c]	Marlette Funding Trust, Series 2022-3A Class A, 5.18% due 11/15/2032	7,000,000	6,981,170
[a,b,c]	MF1 Ltd., Series 2022-FL8 Class A, 3.634% (SOFR30A + 1.35%) due 2/19/2037	34,070,000	32,949,073
	Mosaic Solar Loan Trust,
[c]	Series 2019-1A Class A, 4.37% due 12/21/2043	1,269,765	1,195,606
[c]	Series 2021 Class A, 2.10% due 4/20/2046	4,131,858	3,583,091
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class AT1, 1.426% due 8/15/2053	65,590,000	62,695,979
[c]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	15,385,000	15,220,739
	NRZ Advance Receivables Trust,
[c]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	49,390,650	47,128,607
[c]	Series 2020-T2 Class BT2, 1.724% due 9/15/2053	3,000,000	2,851,429
[c]	Series 2020-T3 Class AT3, 1.317% due 10/15/2052	22,268,800	22,227,961
	Oportun Funding LLC,
[c]	Series 2019-A Class B, 3.87% due 8/8/2025	6,962,531	6,662,799
[c]	Series 2022-1 Class A, 3.25% due 6/15/2029	17,698,821	17,383,039
[c]	Oportun Issuance Trust, Series 2022-A Class A, 5.05% due 6/9/2031	22,026,000	21,509,438
	Pagaya AI Debt Selection Trust,
[c]	Series 2021-1 Class A, 1.18% due 11/15/2027	12,334,737	12,053,977
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	15,100,326	14,641,026
[c]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	9,207,959	8,754,046
	Pagaya AI Debt Trust,
[c]	Series 2022-1 Class A, 2.03% due 10/15/2029	23,998,540	23,080,179
[c]	Series 2022-2 Class A, 4.97% due 1/15/2030	14,117,632	13,939,384
	Pawnee Equipment Receivables LLC,
[c]	Series 2019-1 Class A2, 2.29% due 10/15/2024	682,805	682,425
[c]	Series 2020-1 Class A, 1.37% due 11/17/2025	2,631,491	2,597,520
[c]	Series 2021-1 Class A2, 1.10% due 7/15/2027	7,663,207	7,339,655
[b,c]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	4,610,000	4,458,077
[c]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	3,000,000	2,846,562
[c]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	19,551,697	18,065,107
[c]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	919,239	899,750
[c]	SoFi Consumer Loan Program Trust, Series 2018-3 Class C, 4.67% due 8/25/2027	4,143,653	4,143,188
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	30,920,778	27,734,314
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	6,000,000	5,278,090
[c]	Theorem Funding Trust, Series 2021-1A Class A, 1.21% due 12/15/2027	7,813,317	7,639,035
	Upstart Pass-Through Trust,
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	556,898	544,448
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	2,709,123	2,636,079
[c]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	2,558,557	2,389,224
[c]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	4,455,589	4,213,785
[c]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	6,072,574	5,590,636
	Upstart Securitization Trust,
[c]	Series 2020-1 Class B, 3.093% due 4/22/2030	779,224	777,490
[c]	Series 2020-3 Class A, 1.702% due 11/20/2030	596,949	595,976
[c]	Series 2021-1 Class A, 0.87% due 3/20/2031	1,432,031	1,420,442
[c]	Series 2021-2 Class A, 0.91% due 6/20/2031	2,839,905	2,788,699
[c]	Series 2021-4 Class A, 0.84% due 9/20/2031	4,667,998	4,507,765
[c]	Upstart Structured Pass-Through Trust, Series 2022-1A Class A, 3.40% due 4/15/2030	26,773,698	25,340,191
			1,073,797,161
	Student Loan — 3.2%
	College Ave Student Loans LLC,
[b,c]	Series 2021-A Class A1, 4.184% (LIBOR 1 Month + 1.10%) due 7/25/2051	9,444,810	9,087,173
[c]	Series 2021-A Class A2, 1.60% due 7/25/2051	2,184,132	1,864,521
[b,c]	Series 2021-C Class A1, 3.984% (LIBOR 1 Month + 0.90%) due 7/26/2055	15,352,310	14,411,420
	Commonbond Student Loan Trust,
[c]	Series 18-CGS Class A1, 3.87% due 2/25/2046	2,005,987	1,924,767
[c]	Series 2020-1 Class A, 1.69% due 10/25/2051	14,353,784	12,981,120
24 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Series 2021-AGS Class A, 1.20% due 3/25/2052	$ 10,578,763	$ 8,973,308
[c]	Series 2021-BGS Class A, 1.17% due 9/25/2051	12,236,361	10,758,870
	Navient Private Education Loan Trust,
[b,c]	Series 2015-AA Class A2B, 4.018% (LIBOR 1 Month + 1.20%) due 12/15/2028	725,211	724,394
[c]	Series 2017-A Class A2A, 2.88% due 12/16/2058	1,553,764	1,526,332
	Navient Private Education Refi Loan Trust,
[b,c]	Series 2019-D Class A2B, 3.868% (LIBOR 1 Month + 1.05%) due 12/15/2059	10,014,687	9,785,443
[c]	Series 2021-A Class A, 0.84% due 5/15/2069	3,652,887	3,224,783
[c]	Series 2022-BA Class A, 4.16% due 10/15/2070	24,195,647	23,260,917
	Navient Student Loan Trust,
[b]	Series 2014-1 Class A3, 3.594% (LIBOR 1 Month + 0.51%) due 6/25/2031	5,547,487	5,375,092
[b,c]	Series 2016-6A Class A2, 3.834% (LIBOR 1 Month + 0.75%) due 3/25/2066	2,138,332	2,135,136
[b,c]	Series 2019-BA Class A2B, 3.798% (LIBOR 1 Month + 0.98%) due 12/15/2059	1,566,104	1,529,154
[b,c]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 4.834% (LIBOR 1 Month + 1.75%) due 12/26/2040	403,426	403,411
	Nelnet Student Loan Trust,
[b,c]	Series 2013-1A Class A, 3.684% (LIBOR 1 Month + 0.60%) due 6/25/2041	3,445,789	3,387,241
[b,c]	Series 2015-2A Class A2, 3.684% (LIBOR 1 Month + 0.60%) due 9/25/2042	25,717,784	25,317,860
[b,c]	Series 2015-3A Class A2, 3.684% (LIBOR 1 Month + 0.60%) due 2/27/2051	1,633,273	1,616,567
[b,c]	Series 2021-CA Class AFL, 3.733% (LIBOR 1 Month + 0.74%) due 4/20/2062	14,376,093	13,950,871
[b,c]	Series 2021-DA Class AFL, 3.683% (LIBOR 1 Month + 0.69%) due 4/20/2062	20,145,518	19,532,882
[b,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 3.634% (LIBOR 1 Month + 0.55%) due 5/25/2057	814,397	801,467
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 4.334% (LIBOR 1 Month + 1.25%) due 7/25/2051	3,699,477	3,611,273
	SLM Student Loan Trust,
[b]	Series 2011-2 Class A2, 4.284% (LIBOR 1 Month + 1.20%) due 10/25/2034	10,982,255	10,977,463
[b]	Series 2013-6 Class A3, 3.734% (LIBOR 1 Month + 0.65%) due 6/26/2028	27,707,136	26,879,549
	SMB Private Education Loan Trust,
[b,c]	Series 2015-A Class A3, 4.318% (LIBOR 1 Month + 1.50%) due 2/17/2032	4,358,530	4,361,516
[b,c]	Series 2017-B Class A2B, 3.568% (LIBOR 1 Month + 0.75%) due 10/15/2035	1,091,034	1,076,624
[b,c]	Series 2021-D Class A1B, 3.418% (LIBOR 1 Month + 0.60%) due 3/17/2053	8,920,032	8,659,915
[b,c]	Series 2021-E Class A1B, 3.448% (LIBOR 1 Month + 0.63%) due 2/15/2051	26,768,775	25,919,580
[c]	SoFi Professional Loan Program LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	581,795	575,697
[b,c]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 3.693% (LIBOR 1 Month + 0.70%) due 11/20/2061	7,489,524	7,372,708
			262,007,054
	Total Asset Backed Securities (Cost $1,715,869,295)		1,631,211,494
	Corporate Bonds — 42.1%
	Automobiles & Components — 1.1%
	Auto Components — 0.1%
[a]	Aptiv plc/Aptiv Corp., 2.396% due 2/18/2025	5,434,000	5,077,584
	Automobiles — 1.0%
	Daimler Finance North America LLC,
[c]	2.125% due 3/10/2025	13,600,000	12,660,512
[c]	3.70% due 5/4/2023	4,725,000	4,684,507
[b,c]	Daimler Trucks Finance North America LLC, 3.654% (SOFR + 0.75%) due 12/13/2024	10,414,000	10,286,845
	Hyundai Capital America,
[c]	0.875% due 6/14/2024	8,710,000	8,058,231
[c]	1.00% due 9/17/2024	8,872,000	8,106,879
[c]	1.80% due 10/15/2025 - 1/10/2028	9,765,000	8,289,074
[c]	2.375% due 2/10/2023 - 10/15/2027	14,960,000	14,286,967
[c]	3.00% due 2/10/2027	2,105,000	1,859,073
	Hyundai Capital Services, Inc.,
[a,c]	1.25% due 2/8/2026	2,970,000	2,588,444
[a,c]	3.75% due 3/5/2023	2,029,000	2,019,159
[a,c]	Kia Corp., 2.375% due 2/14/2025	9,800,000	9,144,086
			87,061,361
	Banks — 1.0%
	Banks — 1.0%
[b]	Citizens Bank NA/Providence RI, 4.592% (LIBOR 3 Month + 0.95%) due 3/29/2023	20,500,000	20,508,200
	FNB Corp., 5.15% due 8/25/2025	5,748,000	5,669,195
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a,b,c]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	$ 13,033,000	$ 11,193,262
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	6,823,000	6,119,344
	3.45% due 6/2/2025	4,453,000	4,176,023
	4.40% due 7/13/2027	4,940,000	4,546,825
	Sumitomo Mitsui Trust Bank Ltd.,
[a,c]	0.80% due 9/12/2023	14,760,000	14,174,618
[a,c]	0.85% due 3/25/2024	6,550,000	6,144,490
	Synchrony Bank, 5.40% due 8/22/2025	7,250,000	7,068,678
			79,600,635
	Capital Goods — 0.6%
	Aerospace & Defense — 0.3%
	Boeing Co., 2.196% due 2/4/2026	6,256,000	5,553,889
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	14,013,000	11,720,193
	2.75% due 4/1/2031	7,501,000	5,917,914
	Industrial Conglomerates — 0.0%
	Trane Technologies Co. LLC, 6.391% due 11/15/2027	3,000,000	3,029,640
	Machinery — 0.3%
	Flowserve Corp., 3.50% due 10/1/2030	8,414,000	6,927,835
	nVent Finance Sarl,
[a]	2.75% due 11/15/2031	10,462,000	7,716,562
[a]	4.55% due 4/15/2028	7,023,000	6,314,520
	Westinghouse Air Brake Technologies Corp., 4.40% due 3/15/2024	3,853,000	3,783,723
			50,964,276
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.1%
	Quanta Services, Inc., 0.95% due 10/1/2024	10,296,000	9,420,222
	Hotels, Restaurants & Leisure — 0.1%
[c]	Magallanes, Inc., 3.428% due 3/15/2024	4,090,000	3,955,889
			13,376,111
	Consumer Durables & Apparel — 0.0%
	Household Durables — 0.0%
[a,c]	Panasonic Corp., 2.679% due 7/19/2024	2,000,000	1,910,380
			1,910,380
	Diversified Financials — 9.2%
	Capital Markets — 2.0%
	Blackstone Private Credit Fund,
	2.625% due 12/15/2026	8,137,000	6,690,485
	3.25% due 3/15/2027	3,543,000	2,939,804
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	14,120,000	11,552,843
	3.375% due 1/20/2027	7,458,000	6,183,875
[a,c]	LSEGA Financing plc, 1.375% due 4/6/2026	9,720,000	8,522,788
	Main Street Capital Corp., 3.00% due 7/14/2026	8,163,000	6,869,736
	Owl Rock Capital Corp.,
	2.625% due 1/15/2027	2,081,000	1,672,167
	2.875% due 6/11/2028	20,499,000	15,628,028
	Owl Rock Capital Corp. III, 3.125% due 4/13/2027	16,243,000	13,231,385
	OWL Rock Core Income Corp.,
	3.125% due 9/23/2026	19,056,000	16,009,136
	4.70% due 2/8/2027	4,870,000	4,282,581
	5.50% due 3/21/2025	6,810,000	6,420,672
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	10,556,000	8,436,144
[c]	3.75% due 6/17/2026	12,276,000	10,640,714
[c]	4.75% due 12/15/2025	17,883,000	16,098,634
	Sixth Street Specialty Lending, Inc.,
	2.50% due 8/1/2026	2,591,000	2,205,589
26 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	3.875% due 11/1/2024	$ 14,960,000	$ 14,256,132
	SLR Investment Corp., 4.50% due 1/20/2023	13,191,000	13,135,334
	Consumer Finance — 0.2%
	Wells Fargo & Co.,
[b]	3.908% (SOFR + 1.32%) due 4/25/2026	8,792,000	8,403,658
[b]	4.808% (SOFR + 1.98%) due 7/25/2028	6,448,000	6,160,548
	Diversified Financial Services — 6.7%
	Antares Holdings LP,
[c]	2.75% due 1/15/2027	7,360,000	5,856,426
[c]	3.75% due 7/15/2027	8,520,000	6,858,600
[c]	3.95% due 7/15/2026	14,391,000	12,137,513
[c]	6.00% due 8/15/2023	10,075,000	9,970,925
[a]	Banco Santander SA, 5.147% due 8/18/2025	10,000,000	9,727,200
	Bank of America Corp.,
[b]	0.976% (SOFR + 0.69%) due 4/22/2025	9,525,000	8,853,583
[b]	1.197% (SOFR + 1.01%) due 10/24/2026	3,035,000	2,649,707
[b]	1.734% (SOFR + 0.96%) due 7/22/2027	3,632,000	3,115,820
[b]	2.572% (SOFR + 1.21%) due 10/20/2032	3,665,000	2,805,961
[b]	3.342% (BSBY3M + 0.43%) due 5/28/2024	5,093,000	4,964,707
[b]	3.841% (SOFR + 1.11%) due 4/25/2025	7,305,000	7,106,304
[b]	4.948% (SOFR + 2.04%) due 7/22/2028	9,453,000	9,091,045
[a,b]	Barclays plc, 4.302% (LIBOR 3 Month + 1.38%) due 5/16/2024	17,500,000	17,427,550
	BNP Paribas SA,
[a,b,c]	1.323% (SOFR + 1.00%) due 1/13/2027	7,000,000	5,945,030
[a,b,c]	2.159% (SOFR + 1.218%) due 9/15/2029	3,650,000	2,862,513
[a,b,c]	2.219% (SOFR + 2.07%) due 6/9/2026	4,800,000	4,316,688
[b,e]	Charles Schwab Corp., 3.865% (SOFRINDX + 1.05%) due 3/3/2027	33,148,000	32,583,821
	Citigroup Mortgage Loan Trust,
[b]	1.462% (SOFR + 0.77%) due 6/9/2027	7,328,000	6,238,400
[b]	3.106% (SOFR + 2.84%) due 4/8/2026	4,265,000	4,000,144
[b]	3.256% (SOFR + 0.669%) due 5/1/2025	5,753,000	5,656,465
	3.40% due 5/1/2026	2,425,000	2,264,004
[b]	3.644% (SOFR + 0.77%) due 6/9/2027	17,355,000	16,494,713
[b]	4.412% (SOFR + 3.91%) due 3/31/2031	10,815,000	9,725,497
[b]	Citigroup, Inc., 4.658% (SOFR + 1.887%) due 5/24/2028	3,532,000	3,356,460
	Deutsche Bank AG,
[a]	0.898% due 5/28/2024	10,952,000	10,128,629
[a,b]	2.311% (SOFR + 1.219%) due 11/16/2027	4,850,000	3,938,346
[a,b]	4.273% (LIBOR 3 Month + 1.23%) due 2/27/2023	17,100,000	17,089,227
	Goldman Sachs Group, Inc.,
[b]	0.65% (SOFR + 0.50%) due 7/16/2024	14,450,000	14,008,408
[b]	3.147% (SOFR + 0.70%) due 1/24/2025	6,322,000	6,214,463
[b]	3.335% (SOFR + 0.92%) due 10/21/2027	6,991,000	6,686,542
[b]	3.367% (SOFR + 0.50%) due 9/10/2024	10,786,000	10,622,700
[b]	3.436% (SOFR + 0.62%) due 12/6/2023	5,123,000	5,089,188
[b]	3.687% (SOFR + 0.82%) due 9/10/2027	10,881,000	10,367,308
	HSBC Holdings plc,
[a,b]	1.589% (SOFR + 1.29%) due 5/24/2027	6,100,000	5,099,112
[a,b]	1.645% (SOFR + 1.538%) due 4/18/2026	3,025,000	2,692,885
[a,b]	2.013% (SOFR + 1.73%) due 9/22/2028	9,550,000	7,683,739
[a,b]	2.099% (SOFR + 1.93%) due 6/4/2026	6,800,000	6,094,160
[a,b]	2.206% (SOFR + 1.285%) due 8/17/2029	3,500,000	2,719,605
[a,b]	2.251% (SOFR + 1.10%) due 11/22/2027	3,430,000	2,881,200
[a,b]	3.285% (SOFR + 0.58%) due 11/22/2024	1,585,000	1,540,525
[a,b]	4.18% (SOFR + 1.51%) due 12/9/2025	5,400,000	5,163,426
[a,b]	5.21% (SOFR + 2.61%) due 8/11/2028	4,080,000	3,820,961
	JPMorgan Chase & Co.,
[b]	1.045% (SOFR + 0.80%) due 11/19/2026	5,982,000	5,181,429
[b]	3.316% (SOFR + 0.885%) due 4/22/2027	5,699,000	5,529,512
[b]	3.46% (SOFR + 0.60%) due 12/10/2025	6,825,000	6,664,339
[b]	3.662% (SOFR + 0.92%) due 2/24/2026	10,418,000	10,220,891
[b]	4.08% (SOFR + 1.32%) due 4/26/2026	4,690,000	4,506,105
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[b]	4.323% (SOFR + 1.56%) due 4/26/2028	$ 7,269,000	$ 6,837,221
[b]	4.851% (SOFR + 1.99%) due 7/25/2028	3,040,000	2,916,819
[a,b]	Lloyds Banking Group plc, 3.87% (H15T1Y + 3.50%) due 7/9/2025	3,500,000	3,375,260
	Mitsubishi UFJ Financial Group, Inc.,
[a,b]	0.953% (H15T1Y + 0.55%) due 7/19/2025	14,075,000	12,955,615
[a,b]	1.538% (H15T1Y + 0.75%) due 7/20/2027	4,800,000	4,099,536
[a,b]	1.64% (H15T1Y + 0.67%) due 10/13/2027	6,750,000	5,733,112
[a,b]	4.788% (H15T1Y + 1.70%) due 7/18/2025	4,550,000	4,488,802
[a,b]	5.017% (H15T1Y + 1.95%) due 7/20/2028	1,250,000	1,200,725
[a,b]	5.354% (H15T1Y + 1.90%) due 9/13/2028	5,000,000	4,874,300
	Mizuho Financial Group, Inc.,
[a,b]	2.226% (LIBOR 3 Month + 0.83%) due 5/25/2026	4,800,000	4,359,024
[a,b]	3.627% (LIBOR 3 Month + 0.63%) due 5/25/2024	12,978,000	12,846,014
[a,b]	3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	10,850,000	10,653,289
	Morgan Stanley,
[b]	0.791% (SOFR + 0.51%) due 1/22/2025	11,785,000	11,039,363
[b]	1.164% (SOFR + 0.56%) due 10/21/2025	9,635,000	8,780,279
[b]	4.679% (SOFR + 1.669%) due 7/17/2026	3,034,000	2,953,751
[a,b]	Natwest Group plc, 1.642% (H15T1Y + 0.90%) due 6/14/2027	3,000,000	2,522,340
	Societe Generale SA,
[a,b,c]	1.792% (H15T1Y + 1.00%) due 6/9/2027	4,933,000	4,102,431
[a,c]	2.625% due 1/22/2025	4,000,000	3,705,440
[a,b,c]	3.465% (SOFR + 1.05%) due 1/21/2026	6,400,000	6,192,320
[a,c]	3.875% due 3/28/2024	8,000,000	7,780,880
[a,c]	4.25% due 9/14/2023	9,000,000	8,899,470
	Sumitomo Mitsui Financial Group, Inc.,
[a]	0.948% due 1/12/2026	11,650,000	10,109,753
[a,b]	3.102% (SOFR + 0.88%) due 1/14/2027	19,486,000	18,958,709
[a,b,c]	UBS AG, 3.074% (SOFR + 0.45%) due 8/9/2024	2,800,000	2,778,804
	UBS Group AG,
[a,b,c]	1.494% (H15T1Y + 0.85%) due 8/10/2027	7,121,000	5,982,138
[a,b,c]	4.49% (H15T1Y + 1.60%) due 8/5/2025	9,800,000	9,558,920
[a,b,c]	4.751% (H15T1Y + 1.75%) due 5/12/2028	7,800,000	7,321,236
	Western Union Co., 2.85% due 1/10/2025	7,256,000	6,869,255
	Insurance — 0.3%
[c]	Global Atlantic Fin Co., 4.40% due 10/15/2029	27,285,000	23,179,426
			742,366,261
	Energy — 1.7%
	Energy Equipment & Services — 0.0%
[a,c,f,g]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	3,997,362	234,845
	Oil, Gas & Consumable Fuels — 1.7%
	Buckeye Partners LP, 4.15% due 7/1/2023	7,000,000	6,906,690
[c]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	9,168,000	8,716,751
[c]	Florida Gas Transmission Co. LLC, 2.30% due 10/1/2031	10,778,000	8,151,186
	Galaxy Pipeline Assets Bidco Ltd.,
[a,c]	1.75% due 9/30/2027	33,725,981	30,843,084
[a,c]	2.16% due 3/31/2034	9,283,988	7,625,496
[a,c]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	32,475,000	15,712,704
	Gray Oak Pipeline LLC,
[c]	2.00% due 9/15/2023	17,190,000	16,601,243
[c]	3.45% due 10/15/2027	12,955,000	11,420,610
[c]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	16,535,000	14,751,700
	MPLX LP, 4.95% due 9/1/2032	4,916,000	4,467,218
[c]	Tennessee Gas Pipeline Co. LLC, 2.90% due 3/1/2030	11,946,000	9,809,100
			135,240,627
	Food & Staples Retailing — 0.2%
	Food & Staples Retailing — 0.2%
	7-Eleven, Inc.,
[c]	0.625% due 2/10/2023	2,007,000	1,977,838
[c]	0.80% due 2/10/2024	13,945,000	13,191,691
	Walgreens Boots Alliance, Inc., 3.20% due 4/15/2030	5,024,000	4,226,239
28 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
			19,395,768
	Food, Beverage & Tobacco — 0.9%
	Beverages — 0.6%
[a,c]	Becle SAB de CV, 2.50% due 10/14/2031	$ 28,038,000	$ 21,771,226
	Constellation Brands, Inc., 4.35% due 5/9/2027	7,867,000	7,557,355
	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	17,717,000	14,376,991
	Keurig Dr Pepper, Inc., 3.95% due 4/15/2029	9,134,000	8,341,443
	Food Products — 0.1%
[b]	General Mills, Inc., 3.75% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,475,000	2,484,776
	Ingredion, Inc., 2.90% due 6/1/2030	9,725,000	8,025,557
	Tobacco — 0.2%
	BAT Capital Corp.,
	2.726% due 3/25/2031	2,950,000	2,180,256
	3.557% due 8/15/2027	5,838,000	5,126,231
	BAT International Finance plc,
[a]	1.668% due 3/25/2026	4,764,000	4,115,191
[a,c]	3.95% due 6/15/2025	3,000,000	2,856,000
			76,835,026
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.2%
[a,c]	Olympus Corp., 2.143% due 12/8/2026	14,061,000	12,341,621
	Health Care Providers & Services — 0.6%
	AmerisourceBergen Corp., 0.737% due 3/15/2023	4,254,000	4,182,192
	Catholic Health Initiatives, 2.95% due 11/1/2022	7,000,000	6,984,040
[c]	Highmark, Inc., 1.45% due 5/10/2026	20,542,000	18,060,732
	Humana, Inc., 0.65% due 8/3/2023	3,884,000	3,752,488
	Laboratory Corp. of America Holdings, 1.55% due 6/1/2026	19,555,000	17,125,096
			62,446,169
	Household & Personal Products — 0.0%
	Household Products — 0.0%
[a,c]	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,900,000	3,802,149
			3,802,149
	Insurance — 6.8%
	Insurance — 6.8%
[c]	American National Group, Inc., 6.144% due 6/13/2032	25,662,000	23,557,973
	Aon Corp./Aon Global Holdings plc, 5.00% due 9/12/2032	9,714,000	9,314,075
[a,c]	Ascot Group Ltd., 4.25% due 12/15/2030	10,923,000	9,113,277
[c]	Belrose Funding Trust, 2.33% due 8/15/2030	9,685,000	7,301,522
	Brighthouse Financial Global Funding,
[c]	1.55% due 5/24/2026	7,538,000	6,481,399
[c]	2.00% due 6/28/2028	10,733,000	8,803,636
[b,c]	2.996% (SOFR + 0.76%) due 4/12/2024	7,247,000	7,152,717
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	10,707,000	10,033,423
	CNO Global Funding,
[c]	1.65% due 1/6/2025	5,359,000	4,922,563
[c]	1.75% due 10/7/2026	9,414,000	8,148,288
[a,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	9,882,227
	Enstar Group Ltd.,
[a]	3.10% due 9/1/2031	10,106,000	7,131,299
[a]	4.95% due 6/1/2029	16,116,000	14,449,283
	Equitable Financial Life Global Funding,
[c]	1.00% due 1/9/2026	8,665,000	7,544,009
[c]	1.40% due 7/7/2025 - 8/27/2027	19,048,000	16,631,611
[c]	1.80% due 3/8/2028	6,800,000	5,684,528
	F&G Global Funding,
[c]	1.75% due 6/30/2026	20,225,000	17,562,783
[c]	2.00% due 9/20/2028	17,963,000	14,340,941
[c]	2.30% due 4/11/2027	13,520,000	11,643,559
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Fairfax Financial Holdings Ltd.,
[a]	3.375% due 3/3/2031	$ 5,261,000	$ 4,272,353
[a]	4.625% due 4/29/2030	11,984,000	10,776,252
[a,c]	5.625% due 8/16/2032	15,746,000	14,530,251
[a,c]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	17,531,000	17,231,921
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	14,931,000	12,180,710
	First American Financial Corp., 4.00% due 5/15/2030	4,845,000	4,040,778
	GA Global Funding Trust,
[c]	2.25% due 1/6/2027	11,420,000	9,913,816
[b,c]	3.374% (SOFR + 0.50%) due 9/13/2024	6,888,000	6,687,490
[c]	3.85% due 4/11/2025	11,960,000	11,386,518
	Globe Life, Inc., 4.80% due 6/15/2032	6,410,000	5,937,327
	Horace Mann Educators Corp., 4.50% due 12/1/2025	6,533,000	6,259,986
[c]	Jackson National Life Global Funding, 3.25% due 1/30/2024	5,000,000	4,851,750
	Mercury General Corp., 4.40% due 3/15/2027	2,901,000	2,696,334
	Metropolitan Life Global Funding I,
[b,c]	2.517% (SOFR + 0.32%) due 1/7/2024	14,683,000	14,576,401
[c]	3.30% due 3/21/2029	4,000,000	3,539,440
[b,c]	Nationwide Mutual Insurance Co., 5.583% (LIBOR 3 Month + 2.29%) due 12/15/2024	16,096,000	16,111,613
[b,c]	New York Life Global Funding, 3.339% (SOFR + 0.48%) due 6/9/2026	29,445,000	28,507,177
	Pacific Life Global Funding II,
[b,c]	3.435% (SOFR + 0.62%) due 6/4/2026	13,475,000	12,999,737
[b,c]	3.771% (SOFRINDX + 0.80%) due 3/30/2025	653,000	642,787
[a]	Pentair Finance Sarl, 5.90% due 7/15/2032	9,193,000	8,767,824
[c]	Protective Life Corp., 3.40% due 1/15/2030	19,740,000	17,095,037
	Protective Life Global Funding,
[c]	1.618% due 4/15/2026	14,716,000	12,985,987
[c]	3.218% due 3/28/2025	4,000,000	3,795,680
	Reliance Standard Life Global Funding II,
[c]	1.512% due 9/28/2026	10,762,000	9,309,560
[c]	2.75% due 5/7/2025	13,490,000	12,574,029
[c]	3.85% due 9/19/2023	9,950,000	9,802,342
[c]	RGA Global Funding, 2.70% due 1/18/2029	11,803,000	9,859,636
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	7,244,517
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	37,488,000	34,888,957
[a]	Sompo International Holdings Ltd., 4.70% due 10/15/2022	5,000,000	4,988,250
	Stewart Information Services Corp., 3.60% due 11/15/2031	21,476,000	16,557,137
	Willis North America, Inc., 4.65% due 6/15/2027	14,331,000	13,614,163
			548,324,873
	Materials — 1.5%
	Chemicals — 0.5%
[c]	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.125% due 4/1/2025	4,935,000	4,944,771
[a,c]	LG Chem Ltd., 4.375% due 7/14/2025	5,000,000	4,882,900
[a,c]	OCP SA, 5.625% due 4/25/2024	8,555,000	8,508,803
	Phosagro OAO Via Phosagro Bond Funding DAC,
[a,c]	3.05% due 1/23/2025	2,525,000	1,432,912
[a,c]	3.949% due 4/24/2023	29,098,000	17,607,200
	Construction Materials — 0.2%
	Martin Marietta Materials, Inc., 0.65% due 7/15/2023	14,635,000	14,145,313
	Containers & Packaging — 0.5%
[a,c]	CCL Industries, Inc., 3.05% due 6/1/2030	9,810,000	7,852,317
[c]	Graphic Packaging International LLC, 1.512% due 4/15/2026	6,873,000	5,936,897
[c]	Silgan Holdings, Inc., 1.40% due 4/1/2026	12,204,000	10,401,713
	Sonoco Products Co., 1.80% due 2/1/2025	14,725,000	13,649,192
	Metals & Mining — 0.3%
[a]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	23,500,000	19,095,395
[a,c]	Metalloinvest Finance DAC, Series 2022-1A Class A, 3.375% due 10/22/2028	12,700,000	7,289,038
[a,c]	Newcrest Finance Pty Ltd., 3.25% due 5/13/2030	2,961,000	2,460,680
			118,207,131
	Media & Entertainment — 0.1%
30 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Media — 0.1%
[c]	Magallanes, Inc., 3.528% due 3/15/2024	$ 10,415,000	$ 10,052,037
			10,052,037
	Pharmaceuticals, Biotechnology & Life Sciences — 0.4%
	Biotechnology — 0.2%
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	5,820,000	5,284,909
[a]	Royalty Pharma plc, 1.20% due 9/2/2025	7,532,000	6,664,916
	Pharmaceuticals — 0.2%
[a,b]	AstraZeneca plc, 3.607% (LIBOR 3 Month + 0.67%) due 8/17/2023	10,524,000	10,521,685
[c]	Bayer US Finance II LLC, 4.25% due 12/15/2025	2,500,000	2,397,100
	Viatris, Inc., 2.30% due 6/22/2027	4,935,000	4,030,168
			28,898,778
	Real Estate — 1.9%
	Equity Real Estate Investment Trusts — 1.7%
	American Tower Corp.,
	1.45% due 9/15/2026	4,969,000	4,241,191
	1.50% due 1/31/2028	15,000,000	12,014,700
	2.40% due 3/15/2025	12,850,000	11,970,417
	3.65% due 3/15/2027	6,380,000	5,847,461
	4.05% due 3/15/2032	3,414,000	2,939,249
	Crown Castle International Corp.,
	1.05% due 7/15/2026	9,604,000	8,134,876
	2.50% due 7/15/2031	22,231,000	17,153,217
	Digital Realty Trust LP, 5.55% due 1/15/2028	9,201,000	9,124,816
	Extra Space Storage LP, 3.90% due 4/1/2029	4,920,000	4,366,844
	SBA Tower Trust,
[c]	1.631% due 5/15/2051	26,000,000	22,162,694
[c]	1.84% due 4/15/2027	8,140,000	6,868,762
[c]	2.836% due 1/15/2050	12,525,000	11,717,638
[c]	3.448% due 3/15/2048	2,085,000	2,065,824
	Service Properties Trust,
	4.35% due 10/1/2024	10,161,000	8,953,975
	4.65% due 3/15/2024	4,233,000	3,913,705
	5.25% due 2/15/2026	4,020,000	3,206,272
	Vornado Realty LP,
	2.15% due 6/1/2026	3,500,000	2,960,650
	3.40% due 6/1/2031	2,916,000	2,228,378
	Mortgage Real Estate Investment Trusts — 0.2%
	Sun Communities Operating LP, 2.30% due 11/1/2028	13,878,000	11,162,353
			151,033,022
	Retailing — 0.1%
	Specialty Retail — 0.1%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	4,763,000	3,915,948
	3.90% due 4/15/2030	6,584,000	5,665,137
			9,581,085
	Semiconductors & Semiconductor Equipment — 1.6%
	Semiconductors & Semiconductor Equipment — 1.6%
	Broadcom Corp./Broadcom Cayman Finance Ltd.,
[a]	3.50% due 1/15/2028	12,245,000	10,857,886
[a]	3.875% due 1/15/2027	4,565,000	4,207,469
	Broadcom, Inc.,
[c]	3.187% due 11/15/2036	6,583,000	4,507,578
	3.459% due 9/15/2026	3,127,000	2,902,638
[c]	4.00% due 4/15/2029	2,060,000	1,815,952
	4.15% due 11/15/2030	2,980,000	2,575,674
	4.75% due 4/15/2029	3,575,000	3,341,553
	Microchip Technology, Inc.,
	0.972% due 2/15/2024	18,694,000	17,611,804
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	4.25% due 9/1/2025	$ 10,634,000	$ 10,285,843
	Micron Technology, Inc.,
	4.663% due 2/15/2030	4,150,000	3,705,535
	5.327% due 2/6/2029	7,690,000	7,298,271
	Qorvo, Inc.,
[c]	1.75% due 12/15/2024	6,858,000	6,288,786
[c]	3.375% due 4/1/2031	14,210,000	10,640,448
	4.375% due 10/15/2029	930,000	796,750
[a,c]	Renesas Electronics Corp., 1.543% due 11/26/2024	17,721,000	16,212,588
	SK Hynix, Inc.,
[a,c]	1.00% due 1/19/2024	6,800,000	6,423,484
[a,c]	1.50% due 1/19/2026	10,200,000	8,852,784
[a,c]	2.375% due 1/19/2031	6,588,000	4,883,157
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	3,574,000	3,106,842
[a,c]	TSMC Global Ltd., 4.375% due 7/22/2027	6,018,000	5,841,492
			132,156,534
	Software & Services — 2.3%
	Information Technology Services — 1.3%
	Block Financial LLC, 2.50% due 7/15/2028	10,392,000	8,603,121
	DXC Technology Co., 2.375% due 9/15/2028	31,549,000	25,847,780
[a]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	4,350,000	4,169,171
[a]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	9,063,000	8,003,263
	Global Payments, Inc.,
	1.50% due 11/15/2024	5,624,000	5,179,760
	2.15% due 1/15/2027	3,516,000	3,009,415
	Kyndryl Holdings, Inc.,
	2.05% due 10/15/2026	10,562,000	8,489,841
	2.70% due 10/15/2028	22,750,000	16,733,990
	Leidos, Inc., 2.30% due 2/15/2031	8,489,000	6,256,223
	Moody’s Corp., 4.25% due 8/8/2032	4,929,000	4,485,982
	Total System Services, Inc., 4.00% due 6/1/2023	3,835,000	3,805,816
[c]	Wipro IT Services LLC, 1.50% due 6/23/2026	10,647,000	9,277,157
	Internet Software & Services — 0.3%
	Prosus NV,
[a,c]	3.061% due 7/13/2031	2,816,000	1,947,179
[a,c]	3.257% due 1/19/2027	6,400,000	5,407,104
[a,c]	4.193% due 1/19/2032	18,054,000	13,333,240
[a,c]	Tencent Holdings Ltd., 2.39% due 6/3/2030	5,000,000	3,939,500
	Software — 0.7%
	Fidelity National Information Services, Inc., 4.70% due 7/15/2027	12,167,000	11,714,388
[c]	Infor, Inc., 1.75% due 7/15/2025	12,382,000	11,148,505
	Oracle Corp.,
	1.65% due 3/25/2026	15,136,000	13,273,818
	2.30% due 3/25/2028	7,482,000	6,245,001
	VMware, Inc.,
	1.00% due 8/15/2024	3,304,000	3,058,843
	4.50% due 5/15/2025	15,043,000	14,707,842
			188,636,939
	Technology Hardware & Equipment — 2.4%
	Communications Equipment — 0.4%
	Motorola Solutions, Inc.,
	2.30% due 11/15/2030	1,582,000	1,189,253
	5.60% due 6/1/2032	31,921,000	30,273,876
	Electronic Equipment, Instruments & Components — 0.8%
[a]	Allegion plc, 3.50% due 10/1/2029	3,059,000	2,589,872
[a]	Flex Ltd., 4.875% due 5/12/2030	15,741,000	14,163,122
	TD SYNNEX Corp., 1.75% due 8/9/2026	28,691,000	24,391,367
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	16,790,390
	Vontier Corp.,
	1.80% due 4/1/2026	5,272,000	4,480,989
	2.40% due 4/1/2028	3,766,000	2,937,103
32 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Technology Hardware, Storage & Peripherals — 1.2%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	$ 18,299,000	$ 17,661,463
	HP, Inc.,
	1.45% due 6/17/2026	5,334,000	4,601,589
	4.75% due 1/15/2028	14,002,000	13,156,419
	Lenovo Group Ltd.,
[a]	4.75% due 3/29/2023	23,428,000	23,374,584
[a,c]	5.831% due 1/27/2028	25,620,000	24,343,612
[a]	5.875% due 4/24/2025	10,600,000	10,451,918
	NetApp, Inc., 2.375% due 6/22/2027	645,000	569,309
			190,974,866
	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.6%
	AT&T, Inc.,
	1.70% due 3/25/2026	9,905,000	8,805,545
	2.55% due 12/1/2033	1,016,000	756,077
	NBN Co. Ltd.,
[a,c]	1.45% due 5/5/2026	29,450,000	25,776,112
[a,c]	1.625% due 1/8/2027	9,800,000	8,404,382
[a,c]	NTT Finance Corp., 4.239% due 7/25/2025	5,800,000	5,688,118
	Wireless Telecommunication Services — 0.1%
	T-Mobile USA, Inc.,
	2.25% due 2/15/2026	4,275,000	3,829,160
	2.625% due 4/15/2026	4,847,000	4,382,512
			57,641,906
	Transportation — 0.1%
	Air Freight & Logistics — 0.1%
[c]	TTX Co., 4.15% due 1/15/2024	6,000,000	5,886,360
	Airlines — 0.0%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95% due 7/15/2024	1,205,396	1,184,109
	US Airways Pass Through Trust, Series 2010-1A Class PTT, 6.25% due 10/22/2024	2,177,633	2,142,442
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	360,000	346,147
			9,559,058
	Utilities — 8.5%
	Electric Utilities — 7.5%
	AEP Texas, Inc.,
	4.70% due 5/15/2032	6,527,000	5,973,706
	Series I, 2.10% due 7/1/2030	12,187,000	9,504,885
[c]	Alexander Funding Trust, 1.841% due 11/15/2023	38,072,000	35,869,535
	Allegion U.S. Holding Co., Inc., 5.411% due 7/1/2032	15,759,000	14,650,985
	Alliant Energy Finance LLC,
[c]	1.40% due 3/15/2026	5,240,000	4,461,022
[c]	3.75% due 6/15/2023	9,673,000	9,545,316
	Ameren Corp.,
	1.75% due 3/15/2028	9,990,000	8,258,933
	3.50% due 1/15/2031	5,200,000	4,481,048
	American Electric Power Co., Inc.,
	2.031% due 3/15/2024	3,898,000	3,727,034
	2.30% due 3/1/2030	14,211,000	11,350,468
	Series M, 0.75% due 11/1/2023	9,667,000	9,240,589
[c]	American Transmission Systems, Inc., 2.65% due 1/15/2032	4,885,000	3,854,656
	Appalachian Power Co.,
	3.40% due 6/1/2025	3,000,000	2,880,360
	Series BB 4.50% due 8/1/2032	6,337,000	5,705,011
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	8,476,438
	3.20% due 4/15/2025	9,395,000	8,884,945
	Black Hills Corp.,
	1.037% due 8/23/2024	22,410,000	20,740,679
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	2.50% due 6/15/2030	$ 5,490,000	$ 4,329,469
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	19,459,230	16,473,980
[b]	CenterPoint Energy, Inc., 3.303% (SOFRINDX + 0.65%) due 5/13/2024	2,289,000	2,263,523
	Comision Federal de Electricidad,
[a,c]	3.348% due 2/9/2031	8,740,000	6,293,237
[a,c]	4.688% due 5/15/2029	6,125,000	5,118,724
[a]	5.00% due 9/29/2036	18,849,600	15,038,776
	Consolidated Edison, Inc., Series A, 0.65% due 12/1/2023	24,048,000	22,923,516
	Dominion Energy, Inc., Series B, 3.60% due 3/15/2027	29,576,000	27,605,943
	Duke Energy Corp., 4.50% due 8/15/2032	14,790,000	13,376,963
	Enel Finance International NV,
[a,c]	1.375% due 7/12/2026	12,250,000	10,364,725
[a,c]	1.875% due 7/12/2028	11,703,000	9,130,330
[a,c]	2.25% due 7/12/2031	5,957,000	4,161,203
[a,c]	4.625% due 6/15/2027	6,849,000	6,391,281
[a,c]	5.00% due 6/15/2032	3,073,000	2,626,032
	Entergy Louisiana LLC, 0.62% due 11/17/2023	3,963,000	3,792,512
	Entergy Mississippi LLC, 3.25% due 12/1/2027	4,727,000	4,216,957
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	8,640,000	7,463,491
	3.45% due 12/1/2027	12,000,000	10,983,480
	Eversource Energy, Series N, 3.80% due 12/1/2023	12,395,000	12,228,163
	Georgia Power Co., 4.70% due 5/15/2032	33,837,000	31,749,934
	ITC Holdings Corp.,
[c]	2.95% due 5/14/2030	14,800,000	12,167,376
[c]	4.95% due 9/22/2027	9,703,000	9,463,918
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	9,414,000	9,028,497
[c]	Liberty Utilities Finance GP 1, 2.05% due 9/15/2030	11,980,000	9,080,600
[c]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	1,418,821	1,436,031
[b]	Mississippi Power Co., Series A, 3.271% (SOFR + 0.30%) due 6/28/2024	6,780,000	6,642,637
[c]	Monongahela Power Co., 3.55% due 5/15/2027	3,300,000	3,042,138
	NextEra Energy Capital Holdings, Inc.,
	0.65% due 3/1/2023	3,333,000	3,279,705
[b]	3.254% (LIBOR 3 Month + 0.27%) due 2/22/2023	33,970,000	33,883,377
	Northern States Power Co., 3.30% due 6/15/2024	5,000,000	4,883,350
	OGE Energy Corp., 0.703% due 5/26/2023	6,063,000	5,899,905
	Pacific Gas & Electric Co., 3.25% due 2/16/2024	20,160,000	19,463,875
[b]	Pacific Gas and Electric Co., 3.803% (SOFRINDX + 1.15%) due 11/14/2022	982,000	980,458
[b]	PPL Electric Utilities Corp., 3.303% (SOFR + 0.33%) due 6/24/2024	5,094,000	5,029,306
	Public Service Co. of Oklahoma, Series J, 2.20% due 8/15/2031	9,905,000	7,755,912
	Public Service Enterprise Group, Inc., 2.65% due 11/15/2022	2,852,000	2,845,726
	Puget Energy, Inc.,
	2.379% due 6/15/2028	8,825,000	7,389,702
	4.10% due 6/15/2030	4,742,000	4,178,081
	San Diego Gas & Electric Co., 3.60% due 9/1/2023	4,212,000	4,159,224
	Southern California Edison Co.,
[b]	3.611% (SOFRINDX + 0.64%) due 4/3/2023	19,476,000	19,425,168
	Series C, 4.20% due 6/1/2025	8,722,000	8,508,747
	Transelec SA,
[a,c]	4.25% due 1/14/2025	6,000,000	5,833,800
[a,c]	4.625% due 7/26/2023	2,880,000	2,839,997
[c]	Vistra Operations Co. LLC, 4.875% due 5/13/2024	25,918,000	25,238,171
	WEC Energy Group, Inc., 2.20% due 12/15/2028	11,412,000	9,439,892
	Gas Utilities — 1.0%
[c]	Brooklyn Union Gas Co., 4.632% due 8/5/2027	9,700,000	9,131,095
[b]	CenterPoint Energy Resources Corp., 3.60% (LIBOR 3 Month + 0.50%) due 3/2/2023	4,398,000	4,389,116
	NiSource, Inc., 0.95% due 8/15/2025	14,735,000	13,082,617
	Southern Co. Gas Capital Corp., 5.15% due 9/15/2032	12,206,000	11,671,622
	Southwest Gas Corp., 4.05% due 3/15/2032	13,150,000	11,085,450
[b]	Spire Missouri, Inc., 3.307% (SOFR + 0.50%) due 12/2/2024	31,347,000	31,041,053
			686,434,395
	Total Corporate Bonds (Cost $3,794,720,968)		3,404,499,387
34 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Loan Participations — 0.8%
	Media & Entertainment — 0.6%
	Media — 0.6%
[h]	Charter Communications Operating LLC, 4.87% (LIBOR 1 Month + 1.75%) due 2/1/2027	$ 38,616,941	$ 37,104,316
[h]	Nielsen Finance LLC, 4.705% (LIBOR 1 Month + 2.00%) due 10/4/2023	14,511,084	14,477,853
			51,582,169
	Software & Services — 0.2%
	Information Technology Services — 0.2%
[h]	Genpact International, Inc., 3.899% (LIBOR 1 Month + 1.375%) due 8/9/2023	12,417,910	12,324,776
			12,324,776
	Total Loan Participations (Cost $65,108,799)		63,906,945
	Long-Term Municipal Bonds — 0.1%
	Colorado Educational & Cultural Facilities Authority, Series B, 2.691% due 3/1/2023	580,000	577,160
	Los Angeles Community College District GO, 1.806% due 8/1/2030	12,115,000	9,899,045
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	1,170,000	1,155,849
	2.631% due 6/15/2024	860,000	837,346
	Total Long-Term Municipal Bonds (Cost $13,319,857)		12,469,400
	Preferred Stock — 0.4%
	Diversified Financials — 0.4%
	Capital Markets — 0.4%
[b,i]	Gabelli Dividend & Income Trust, Series J, 1.70% due 3/26/2028	1,162	29,012,816
			29,012,816
	Total Preferred Stock (Cost $29,019,196)		29,012,816
	Short-Term Investments — 1.5%
[j]	Thornburg Capital Management Fund	11,876,859	118,768,589
	Total Short-Term Investments (Cost $118,768,589)		118,768,589
	Total Investments — 99.4% (Cost $8,792,432,271)		$8,028,994,718
	Other Assets Less Liabilities — 0.6%		49,874,228
	Net Assets — 100.0%		$8,078,868,946
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2022
Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $3,939,815,827, representing 48.77% of the Fund’s net assets.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Bond in default.
g	Non-income producing.
h	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2022.
i	Security currently fair valued by the Valuation and Pricing Committee.
j	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
BSBY3M	Bloomberg Short Term Bank Yield 3 Month
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
36 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Ultra Short Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 10.2%
	United States Treasury Notes,
	0.125% due 1/31/2023 - 8/31/2023	$5,250,000	$ 5,093,291
	1.25% due 7/31/2023	2,000,000	1,951,563
	1.375% due 8/31/2023	1,000,000	973,789
	1.625% due 5/31/2023 - 10/31/2023	6,510,000	6,380,679
	2.125% due 12/31/2022	1,100,000	1,096,477
	2.75% due 4/30/2023	1,000,000	992,773
	United States Treasury Notes Inflationary Index, 0.625% due 1/15/2024	1,841,167	1,797,473
	Total U.S. Treasury Securities (Cost $18,355,138)		18,286,045
	U.S. Government Agencies — 0.0%
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	5,000	4,906
[a,b]	2.862% (LIBOR 3 Month + 0.35%) due 4/15/2025	27,500	26,983
	Small Business Administration Participation Certificates,
	Series 2005-20K Class 1, 5.36% due 11/1/2025	6,395	6,277
	Series 2009-20E Class 1, 4.43% due 5/1/2029	20,799	20,059
	Total U.S. Government Agencies (Cost $59,845)		58,225
	Mortgage Backed — 2.5%
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	24,151	22,506
[b,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	22,896	20,931
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	12,650	12,401
[b,c]	COLT Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2021-1R Class A1, 0.857% due 5/25/2065	275,471	231,709
	COMM Mortgage Trust, CMBS, Series 2012-CR3 Class A3, 2.822% due 10/15/2045	11,148	11,111
[b,c]	CSMC Trust, CMBS, Series 2021-BPNY Class A, 6.532% (LIBOR 1 Month + 3.714%) due 8/15/2023	300,000	291,255
[b,c]	CSMC Trust, Whole Loan Securities Trust CMO, Series 2020-NQM1 Class A1, 1.208% due 5/25/2065	110,924	99,711
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through Certificates, CMBS, Series K036 Class A1, 2.777% due 4/25/2023	34,842	34,692
[b]	Federal Home Loan Mtg Corp., REMIC, Series 3877 Class FA, 3.168% (LIBOR 1 Month + 0.35%) due 11/15/2040	7,207	7,207
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	30,551	28,920
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	21,882	20,464
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	86,455	81,417
	Federal National Mtg Assoc., UMBS Collateral, Pool MA3557, 4.00% due 1/1/2029	40,565	39,203
[b,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	17,167	15,162
[b,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	23,793	21,921
	GCAT Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	309,155	293,327
[b,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	166,531	156,111
[b,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	82,977	81,192
[b,c]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1, 3.875% due 9/25/2056	615,913	567,344
	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS,
[b]	Series 2013-C10 Class ASB, 3.912% due 7/15/2046	88,567	88,339
	Series 2013-C7 Class AAB, 2.469% due 2/15/2046	2,897	2,889
[b,c]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2017-5A Class A1, 4.584% (LIBOR 1 Month + 1.50%) due 6/25/2057	17,848	17,606
[b,c]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.654% due 5/25/2060	635,230	613,581
[b,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	5,182	5,053
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	8,033	7,932
[b,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	29,754	28,858
[b,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	1,112,585	1,092,734
[b,c]	Series 2019-HY2 Class A1, 4.084% (LIBOR 1 Month + 1.00%) due 5/25/2058	55,547	54,481
[b,c]	Verus Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV3 Class A1B, 3.192% due 11/25/2059	362,246	351,934
	WFRBS Commercial Mortgage Trust, CMBS,
	Series 2013-C14 Class ASB, 2.977% due 6/15/2046	23,803	23,598
	Series 2013-C17 Class ASB, 3.558% due 12/15/2046	144,482	143,305
	Total Mortgage Backed (Cost $4,688,263)		4,466,894
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 37

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Asset Backed Securities — 39.8%
	Auto Receivables — 14.1%
	ACC Auto Trust,
[c]	Series 2021-A Class A, 1.08% due 4/15/2027	$ 60,040	$ 59,210
[c]	Series 2022-A Class A, 4.58% due 7/15/2026	471,705	466,638
[c]	ACC Trust, Series 2022-1 Class A, 1.19% due 9/20/2024	422,460	419,399
	ACM Auto Trust,
[c]	Series 2022-1A Class A, 3.23% due 4/20/2029	470,488	468,946
[c]	Series 2022-1A Class B, 4.47% due 4/20/2029	500,000	495,580
	American Credit Acceptance Receivables Trust,
[c]	Series 2021-2 Class B, 0.68% due 5/13/2025	193,621	193,255
[c]	Series 2021-3 Class B, 0.66% due 2/13/2026	1,385,000	1,375,792
[c]	Series 2021-4 Class A, 0.45% due 9/15/2025	63,207	62,954
[c]	Series 2022-3 Class A, 4.12% due 2/13/2026	947,654	943,079
	AmeriCredit Automobile Receivables Trust, Series 2020-1 Class A3, 1.11% due 8/19/2024	39,261	39,224
[c]	ARI Fleet Lease Trust, Series 2019-A Class A2A, 2.41% due 11/15/2027	12,508	12,508
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2019-1 Class A, 2.99% due 7/15/2024	24,921	24,901
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	1,009,286	974,431
[c]	Avid Automobile Receivables Trust, Series 2020-1 Class A, 0.61% due 1/15/2025	78,189	77,760
	Capital One Prime Auto Receivables Trust, Series 2020-1 Class A3, 1.60% due 11/15/2024	412,760	408,367
	CarNow Auto Receivables Trust,
[c]	Series 2021-1A Class A, 0.97% due 10/15/2024	58,253	58,163
[c]	Series 2021-2A Class A, 0.73% due 9/15/2023	52,415	52,364
	Carvana Auto Receivables Trust,
	Series 2021-N2 Class A1, 0.32% due 3/10/2028	55,354	54,547
	Series 2021-N3 Class A1, 0.35% due 6/12/2028	693,768	678,240
	Series 2021-N4 Class A1, 0.83% due 9/11/2028	510,407	496,427
	Series 2021-P4 Class A2, 0.82% due 4/10/2025	977,622	966,000
[c]	Series 2022-N1 Class A1, 2.31% due 12/11/2028	383,262	374,984
	CPS Auto Receivables Trust,
[c]	Series 2020-A Class C, 2.54% due 12/15/2025	62,851	62,827
[c]	Series 2021-B Class A, 0.37% due 3/17/2025	3,705	3,701
[c]	Series 2022-A Class A, 0.98% due 4/16/2029	588,905	578,117
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	156,445	152,278
	Drive Auto Receivables Trust, Series 2021-1 Class B, 0.65% due 7/15/2025	236,299	235,490
	DT Auto Owner Trust,
[c]	Series 2020-2A Class B, 2.08% due 3/16/2026	382,068	381,853
[c]	Series 2020-3A Class B, 0.91% due 12/16/2024	355,360	353,568
[c]	Series 2021-1A Class A, 0.35% due 1/15/2025	18,666	18,640
[c]	Series 2021-2A Class A, 0.41% due 3/17/2025	205,745	204,546
[c]	Series 2021-4A Class A, 0.56% due 9/15/2025	325,515	319,211
[c]	Series 2022-1A Class A, 1.58% due 4/15/2026	377,264	369,531
	Exeter Automobile Receivables Trust,
[c]	Series 2019-3A Class D, 3.11% due 8/15/2025	1,250,011	1,235,686
	Series 2021-2A Class B, 0.57% due 9/15/2025	851,890	844,513
	FHF Trust,
[c]	Series 2020-1A Class A, 2.59% due 12/15/2023	816	815
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	56,831	54,813
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	115,815	111,288
	First Investors Auto Owner Trust,
[c]	Series 2020-1A Class C, 2.55% due 2/17/2026	934,032	929,053
[c]	Series 2021-1A Class A, 0.45% due 3/16/2026	77,381	76,507
	Flagship Credit Auto Trust,
[c]	Series 2020-4 Class A, 0.53% due 4/15/2025	588,719	586,836
[c]	Series 2021-1 Class B, 0.31% due 6/16/2025	1,136,967	1,127,876
	GLS Auto Receivables Issuer Trust,
[c]	Series 2018-2A Class C, 4.17% due 4/15/2024	512,057	512,061
[c]	Series 2019-4A Class B, 2.78% due 9/16/2024	105,486	105,399
[c]	Series 2020-1A Class B, 2.43% due 11/15/2024	406,534	405,771
[c]	Series 2021-4A Class A, 0.84% due 7/15/2025	187,937	185,073
	GM Financial Automobile Leasing Trust, Series 2020-3 Class A4, 0.51% due 10/21/2024	175,000	173,827
38 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Honda Auto Receivables Owner Trust, Series 2020-3 Class A3, 0.37% due 10/18/2024	$ 494,594	$ 483,433
[c]	Hyundai Auto Lease Securitization Trust, Series 2020-B Class A3, 0.51% due 9/15/2023	70,320	70,078
	Lendbuzz Securitization Trust,
[c]	Series 2021-1A Class A, 1.46% due 6/15/2026	308,967	298,882
[c]	Series 2022-1A Class A, 4.22% due 5/17/2027	209,790	205,629
	Mercedes-Benz Auto Lease Trust, Series 2021-B Class A2, 0.22% due 1/16/2024	32,350	32,193
	Nissan Auto Receivables Owner Trust, Series 2019-B Class A4, 2.54% due 12/15/2025	300,000	297,704
[c]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	552,568	545,922
	Santander Consumer Auto Receivables Trust,
[c]	Series 2020-AA Class B, 2.26% due 12/15/2025	1,000,000	996,008
[c]	Series 2021-CA Class B, 1.44% due 4/17/2028	33,727	33,614
	Santander Drive Auto Receivables Trust, Series 2019-1 Class D, 3.65% due 4/15/2025	576,122	575,181
[c]	Tesla Auto Lease Trust, Series 2021-A Class A2, 0.36% due 3/20/2025	218,663	216,114
	Toyota Auto Receivables Owner Trust, Series 2020-D Class A3, 0.35% due 1/15/2025	633,466	620,936
	United Auto Credit Securitization Trust,
[c]	Series 2021-1 Class B, 0.68% due 3/11/2024	435,893	435,662
[c]	Series 2022-1 Class A, 1.11% due 7/10/2024	192,555	191,054
[c]	Series 2022-2 Class A, 4.39% due 4/10/2025	1,027,445	1,024,336
[c]	US Auto Funding, Series 2021-1A Class A, 0.79% due 7/15/2024	91,436	91,110
	Veros Auto Receivables Trust,
[c]	Series 2021-1 Class A, 0.92% due 10/15/2026	344,197	338,089
[c]	Series 2022-1 Class A, 3.47% due 12/15/2025	478,874	471,543
[c]	Westlake Automobile Receivables Trust, Series 2019-2A Class D, 3.20% due 11/15/2024	387,889	386,638
	World Omni Auto Receivables Trust, Series 2019-C Class A3, 1.96% due 12/16/2024	283,831	282,007
			25,328,182
	Credit Card — 2.0%
[c]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/15/2024	200,000	196,169
[c]	Continental Credit Card LLC, Series 2019-1A Class A, 3.83% due 8/15/2026	657,128	648,972
[c]	Genesis Private Label Amortizing Trust, Series 2020-1 Class C, 4.19% due 7/20/2030	441,711	441,081
[c]	Genesis Sales Finance Master Trust, Series 2020-AA Class A, 1.65% due 9/22/2025	175,000	171,186
[c]	Mercury Financial Credit Card Master Trust, Series 2021-1A Class A, 1.54% due 3/20/2026	975,000	926,250
[c]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	859,000	828,403
[c]	Perimeter Master Note Business Trust, Series 2019-2A Class C, 7.06% due 5/15/2024	500,000	491,513
			3,703,574
	Other Asset Backed — 19.0%
	Affirm Asset Securitization Trust,
[c]	Series 2020-Z1 Class A, 3.46% due 10/15/2024	1,193,506	1,183,499
[c]	Series 2020-Z2 Class A, 1.90% due 1/15/2025	58,872	57,621
[c]	Series 2021-Z2 Class A, 1.17% due 11/16/2026	913,126	879,900
[c]	American Tower Trust 1, Series 13 Class 2A, 3.07% due 3/15/2048	1,000,000	993,060
[c]	Amur Equipment Finance Receivables VII LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	105,379	105,318
[c]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	13,983	13,917
[c]	Amur Equipment Finance Receivables XI LLC, Series 2022-2A Class A1, 3.994% due 9/20/2023	1,250,000	1,250,119
	Aqua Finance Trust,
[c]	Series 2017-A Class A, 3.72% due 11/15/2035	492,303	486,180
[c]	Series 2019-A Class A, 3.14% due 7/16/2040	195,088	185,847
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	1,419,023	1,336,154
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	42,397	41,493
[c]	BHG Securitization Trust, Series 2021-B Class A, 0.90% due 10/17/2034	122,983	116,996
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	58,680	56,483
[c]	CCG Receivables Trust, Series 2019-2 Class A2, 2.11% due 3/15/2027	122,182	121,856
[c]	Conn’s Receivables Funding LLC, Series 2021-A Class A, 1.05% due 5/15/2026	43,110	42,443
[c]	Consumer Lending Receivables Trust, Series 2019-A Class C, 5.26% due 4/15/2026	417,553	415,509
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2018-P3 Class C, 5.54% due 1/15/2026	434,453	434,491
[c]	Series 2019-P1 Class C, 4.66% due 7/15/2026	904,311	901,156
[c]	Dell Equipment Finance Trust, Series 2021-1 Class A2, 0.33% due 5/22/2026	96,122	95,692
	Dext ABS LLC,
[c]	Series 2020-1 Class A, 1.46% due 2/16/2027	50,848	50,043
[c]	Series 2021-1 Class A, 1.12% due 2/15/2028	71,782	68,617
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	48,432	47,094
[c]	DLL LLC, Series 2019-DA1 Class A4, 2.92% due 4/20/2027	232,631	231,554
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Encina Equipment Finance LLC, Series 2022-1A Class A1, 3.76% due 8/16/2027	$ 190,919	$ 188,297
	Foundation Finance Trust,
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	1,004,305	984,873
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	344,779	331,314
[c]	Freed ABS Trust, Series 2022-2CP Class A, 3.03% due 5/18/2029	214,943	212,612
[b,c]	Gracie Point International Funding, Series 2020-B Class A, 3.964% (LIBOR 1 Month + 1.40%) due 5/2/2023	749,971	749,848
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 3.838% (LIBOR 1 Month + 1.02%) due 7/15/2039	100,000	94,505
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	55,776	52,533
[b,c]	Invitation Homes Trust, Series 2018-SFRI Class A, 3.693% (LIBOR 1 Month + 0.70%) due 3/17/2037	583,220	577,190
[c]	Kubota Credit Owner Trust, Series 2019-1A Class A3, 2.46% due 10/16/2023	58,576	58,493
[c]	LendingClub Receivables Trust, Series 2020-6A Class A, 2.75% due 11/15/2047	11,414	11,332
	LendingPoint Asset Securitization Trust,
[c]	Series 2012-B Class A, 4.77% due 10/15/2029	193,540	190,680
[c]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	150,000	147,525
[c]	Series 2021-A Class A, 1.00% due 12/15/2028	20,149	20,063
[c]	Series 2021-B Class A, 1.11% due 2/15/2029	43,514	43,071
[c]	Series 2022-A Class A, 1.68% due 6/15/2029	309,154	304,221
[c]	Series 2022-C Class A, Zero coupon due 2/15/2030	1,250,000	1,250,557
	LendingPoint Pass-Through Trust,
[c]	Series 2012-ST3 Class A, 4.00% due 5/15/2028	404,553	390,279
[c]	Series 2022-ST1 Class A, 2.50% due 3/15/2028	346,556	327,851
[c]	Series 2022-ST2 Class A, 3.25% due 4/15/2028	325,637	311,638
[c]	LL ABS Trust, Series 2021-1A Class A, 1.07% due 5/15/2029	497,178	477,912
[c]	LP LMS Asset Securitization Trust, Series 2021-2A Class A, 1.75% due 1/15/2029	135,451	131,588
	Mariner Finance Issuance Trust,
[c]	Series 2019-AA Class A, 2.96% due 7/20/2032	560,244	546,873
[c]	Series 2019-AA Class B, 3.51% due 7/20/2032	490,000	463,741
	Marlette Funding Trust,
[c]	Series 2019-1A Class C, 4.42% due 4/16/2029	192,522	191,656
[c]	Series 2019-4A Class C, 3.76% due 12/17/2029	942,726	927,525
[c]	Series 2020-1A Class C, 2.80% due 3/15/2030	74,222	74,154
[c]	Series 2021-1A Class B, 1.00% due 6/16/2031	590,911	581,786
[c]	Series 2021-3 Class A, 0.65% due 12/15/2031	157,457	155,292
[c]	Series 2022-3A Class A, 5.18% due 11/15/2032	500,000	498,655
	MMAF Equipment Finance LLC,
[c]	Series 2014-AA Class A5, 2.33% due 12/8/2025	328,826	328,463
[c]	Series 2017-AA Class A5, 2.68% due 7/16/2027	1,426,563	1,417,149
[c]	Series 2020-B, Class A2, 0.38% due 8/14/2023	74,238	74,068
[c]	Mosaic Solar Loan Trust, Series 2018-1A Class C, Zero coupon due 6/22/2043	226,248	209,684
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class AT1, 1.426% due 8/15/2053	535,000	511,394
[c]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	1,421,000	1,405,828
	NRZ Advance Receivables Trust,
[c]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	749,858	715,515
[c]	Series 2020-T3 Class AT3, 1.317% due 10/15/2052	1,141,200	1,139,107
[c]	Oportun Funding LLC, Series 2022-1 Class A, 3.25% due 6/15/2029	472,186	463,761
	Pagaya AI Debt Selection Trust,
[c]	Series 2021-1 Class A, 1.18% due 11/15/2027	523,196	511,287
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	280,107	271,587
[c]	Pagaya AI Debt Trust, Series 2022-1 Class A, 2.03% due 10/15/2029	177,859	171,053
	Pawnee Equipment Receivables LLC,
[c]	Series 2019-1 Class A2, 2.29% due 10/15/2024	4,229	4,227
[c]	Series 2020-1 Class A, 1.37% due 11/17/2025	106,904	105,524
[c]	PFS Financing Corp., Series 2019-C Class A, 2.23% due 10/15/2024	947,000	946,160
[c]	Prosper Marketplace Issuance Trust, Series 2019-4A Class C, 4.95% due 2/17/2026	462,118	461,549
	PSNH Funding LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	22,865	22,621
[b,c]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	548,000	529,941
[c]	SCF Equipment Leasing LLC, Series 2021-1A Class A2, 0.42% due 8/20/2026	217,144	216,794
	SoFi Consumer Loan Program Trust,
[c]	Series 2019-4 Class C, 2.84% due 8/25/2028	682,499	679,252
[c]	Series 2021-1 Class A, 0.49% due 9/25/2030	386,281	376,508
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	396,883	355,983
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	450,000	395,857
[c]	SPS Servicer Advance Receivables Trust II, Series 2020-T1 Class AT1, 1.28% due 11/15/2052	513,333	510,784
40 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Theorem Funding Trust,
[c]	Series 2020-1A Class B, 3.95% due 10/15/2026	$ 177,619	$ 177,477
[c]	Series 2021-1A Class A, 1.21% due 12/15/2027	469,067	458,604
[c]	Transportation Finance Equipment Trust, Series 2019-1 Class A4, 1.88% due 3/25/2024	632,379	626,428
	Upstart Pass-Through Trust,
[c]	Series 2020-ST1 Class A, 3.75% due 2/20/2028	70,817	69,187
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	121,181	118,472
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	23,254	22,627
	Upstart Securitization Trust,
[c]	Series 2020-1 Class B, 3.093% due 4/22/2030	73,127	72,964
[c]	Series 2020-2 Class A, 2.309% due 11/20/2030	526,393	514,770
[c]	Series 2020-3 Class A, 1.702% due 11/20/2030	97,506	97,348
[c]	Series 2021-1 Class A, 0.87% due 3/20/2031	18,359	18,211
[c]	Series 2021-2 Class A, 0.91% due 6/20/2031	43,247	42,467
[c]	Series 2021-4 Class A, 0.84% due 9/20/2031	720,064	695,347
	Verizon Owner Trust, Series 2019-B Class A1A, 2.33% due 12/20/2023	29,064	29,050
			34,178,154
	Student Loan — 4.7%
	Laurel Road Prime Student Loan Trust,
[c]	Series 2017-C Class A2B, 2.81% due 11/25/2042	1,106,901	1,098,160
[c]	Series 2019-A Class A2FX, 2.73% due 10/25/2048	446,267	436,554
[b]	National Collegiate Student Loan Trust, Series 2006-4 Class A4, 3.394% (LIBOR 1 Month + 0.31%) due 5/25/2032	368,973	344,632
	Navient Private Education Loan Trust,
[c]	Series 2014-AA Class A2A, 2.74% due 2/15/2029	60,235	59,984
[b,c]	Series 2014-AA Class A2B, 4.068% (LIBOR 1 Month + 1.25%) due 2/15/2029	52,962	52,957
[c]	Series 2017-A Class A2A, 2.88% due 12/16/2058	977,302	960,048
[b,c]	Series 2017-A Class A2B, 3.718% (LIBOR 1 Month + 0.90%) due 12/16/2058	34,555	34,444
[b,c]	Series 2018-BA Class A2B, 3.538% (LIBOR 1 Month + 0.72%) due 12/15/2059	65,933	65,206
[c]	Navient Private Education Refi Loan Trust, Series 2018-CA Class A2, 3.52% due 6/16/2042	906,967	892,703
	Navient Student Loan Trust,
[b,c]	Series 2016-6A Class A2, 3.834% (LIBOR 1 Month + 0.75%) due 3/25/2066	15,384	15,361
[b,c]	Series 2019-BA Class A2B, 3.798% (LIBOR 1 Month + 0.98%) due 12/15/2059	391,526	382,289
[b,c]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 4.834% (LIBOR 1 Month + 1.75%) due 12/26/2040	3,375	3,375
	Nelnet Student Loan Trust,
[b,c]	Series 2012-2A Class A, 3.884% (LIBOR 1 Month + 0.80%) due 12/26/2033	84,754	82,367
[b,c]	Series 2015-3A Class A2, 3.684% (LIBOR 1 Month + 0.60%) due 2/27/2051	32,503	32,170
[b,c]	Series 2021-DA Class AFL, 3.683% (LIBOR 1 Month + 0.69%) due 4/20/2062	176,543	171,174
[b,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 3.634% (LIBOR 1 Month + 0.55%) due 5/25/2057	14,807	14,572
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 4.334% (LIBOR 1 Month + 1.25%) due 7/25/2051	132,124	128,974
	SLM Student Loan Trust,
[b]	Series 2013-4 Class A, 3.634% (LIBOR 1 Month + 0.55%) due 6/25/2043	26,424	25,610
[b]	Series 2013-6 Class A3, 3.734% (LIBOR 1 Month + 0.65%) due 6/26/2028	163,501	158,617
	SMB Private Education Loan Trust,
[b,c]	Series 2015-C Class A3, 4.768% (LIBOR 1 Month + 1.95%) due 8/16/2032	342,607	343,578
[b,c]	Series 2016-A Class A2B, 4.318% (LIBOR 1 Month + 1.50%) due 5/15/2031	386,375	386,019
[b,c]	Series 2016-B Class A2B, 4.268% (LIBOR 1 Month + 1.45%) due 2/17/2032	420,415	419,665
[b,c]	Series 2017-A Class A2B, 3.718% (LIBOR 1 Month + 0.90%) due 9/15/2034	343,385	339,867
[b,c]	Series 2017-B Class A2B, 3.568% (LIBOR 1 Month + 0.75%) due 10/15/2035	606,130	598,125
[b,c]	Series 2018-B Class A2B, 3.538% (LIBOR 1 Month + 0.72%) due 1/15/2037	722,072	710,356
[b,c]	Series 2018-C Class A2B, 3.568% (LIBOR 1 Month + 0.75%) due 11/15/2035	171,035	169,583
[b,c]	Series 2021-C Class A1, 3.218% (LIBOR 1 Month + 0.40%) due 1/15/2053	69,770	69,717
	SoFi Professional Loan Program LLC,
[c]	Series 2016-B Class A2B, 2.74% due 10/25/2032	2,075	1,937
[b,c]	Series 2016-C Class A1, 4.184% (LIBOR 1 Month + 1.10%) due 10/27/2036	163,599	163,536
[b,c]	Series 2017-A Class A1, 3.784% (LIBOR 1 Month + 0.70%) due 3/26/2040	10,487	10,467
	Towd Point Asset Trust,
[b,c]	Series 2018-SL1 Class A, 3.684% (LIBOR 1 Month + 0.60%) due 1/25/2046	125,912	125,124
[b,c]	Series 2021-SL1 Class A2, 3.693% (LIBOR 1 Month + 0.70%) due 11/20/2061	179,795	176,990
			8,474,161
	Total Asset Backed Securities (Cost $72,557,381)		71,684,071
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 41

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Corporate Bonds — 35.2%
	Automobiles & Components — 1.8%
	Automobiles — 1.8%
[c]	Daimler Finance North America LLC, 3.70% due 5/4/2023	$1,250,000	$ 1,239,288
[c]	Hyundai Capital America, 1.15% due 11/10/2022	1,250,000	1,245,687
	Toyota Motor Credit Corp.,
[b]	2.647% (SOFR + 0.34%) due 10/14/2022	250,000	250,010
[b]	3.24% (SOFR + 0.28%) due 12/14/2022	500,000	499,965
			3,234,950
	Banks — 0.6%
	Banks — 0.6%
[a,b]	Credit Suisse AG, Series FRN, 3.004% (SOFRINDX + 0.38%) due 8/9/2023	300,000	297,150
	HSBC USA, Inc., 3.75% due 5/24/2024	750,000	734,250
			1,031,400
	Capital Goods — 0.9%
	Aerospace & Defense — 0.4%
	Boeing Co., 2.80% due 3/1/2023	600,000	595,164
	Machinery — 0.5%
[b]	Caterpillar Financial Services Corp., 2.935% (SOFR+ 0.25%) due 5/17/2024	950,000	943,426
			1,538,590
	Commercial & Professional Services — 1.1%
	Commercial Services & Supplies — 1.1%
	Quanta Services, Inc., 0.95% due 10/1/2024	800,000	731,952
	Waste Management, Inc., 2.40% due 5/15/2023	1,250,000	1,235,112
			1,967,064
	Consumer Services — 0.6%
	Hotels, Restaurants & Leisure — 0.6%
	Hyatt Hotels Corp., 1.30% due 10/1/2023	125,000	120,209
[b]	Starbucks Corp., 3.073% (SOFRINDX + 0.42%) due 2/14/2024	949,000	943,704
			1,063,913
	Diversified Financials — 1.2%
	Diversified Financial Services — 1.2%
[c]	Antares Holdings LP, 6.00% due 8/15/2023	250,000	247,417
	Deutsche Bank AG,
[a,b]	4.273% (LIBOR 3 Month + 1.23%) due 2/27/2023	100,000	99,937
[a,b]	Series E, 3.109% (SOFR + 0.50%) due 11/8/2023	150,000	148,403
[a,b]	Mizuho Financial Group, Inc., 3.627% (LIBOR 3 Month + 0.63%) due 5/25/2024	1,675,000	1,657,965
			2,153,722
	Energy — 3.2%
	Oil, Gas & Consumable Fuels — 3.2%
	Boardwalk Pipelines LP, 3.375% due 2/1/2023	634,000	632,935
	Buckeye Partners LP, 4.15% due 7/1/2023	1,000,000	986,670
[a,b]	Enbridge, Inc., 3.09% (SOFR+ 0.40%) due 2/17/2023	745,000	743,316
[c]	Gray Oak Pipeline LLC, 2.00% due 9/15/2023	1,000,000	965,750
	Kinder Morgan Energy Partners LP, 3.45% due 2/15/2023	657,000	653,709
[c]	Texas Eastern Transmission LP, 2.80% due 10/15/2022	265,000	264,695
	Williams Cos., Inc., 3.70% due 1/15/2023	1,500,000	1,499,070
			5,746,145
	Food & Staples Retailing — 0.6%
	Food & Staples Retailing — 0.6%
[c]	7-Eleven, Inc., 0.625% due 2/10/2023	1,177,000	1,159,898
			1,159,898
	Food, Beverage & Tobacco — 1.7%
42 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Beverages — 0.2%
[a]	Diageo Capital plc, 2.625% due 4/29/2023	$ 442,000	$ 437,014
	Food Products — 0.9%
[a,c]	Barry Callebaut Services NV, 5.50% due 6/15/2023	1,350,000	1,337,594
	General Mills, Inc., 2.60% due 10/12/2022	300,000	299,904
	Tobacco — 0.6%
	Philip Morris International, Inc., 2.50% due 11/2/2022	1,000,000	998,670
			3,073,182
	Health Care Equipment & Services — 1.5%
	Health Care Equipment & Supplies — 1.1%
	Baxter International, Inc.,
[b]	3.06% (SOFRINDX + 0.26%) due 12/1/2023	1,000,000	990,930
[b]	3.204% (SOFRINDX + 0.44%) due 11/29/2024	1,000,000	974,360
	Health Care Providers & Services — 0.4%
	Elevance Health, Inc., 0.45% due 3/15/2023	750,000	736,050
			2,701,340
	Household & Personal Products — 0.6%
	Household Products — 0.6%
	Newell Brands, Inc., 4.10% due 4/1/2023	1,000,000	1,000,560
			1,000,560
	Insurance — 1.6%
	Insurance — 1.6%
[c]	Fairfax U.S., Inc., 4.875% due 8/13/2024	850,000	833,357
	Marsh & McLennan Cos., Inc., 3.30% due 3/14/2023	823,000	818,440
[b,c]	Pacific Life Global Funding II, 3.771% (SOFRINDX + 0.80%) due 3/30/2025	235,000	231,325
[c]	Reliance Standard Life Global Funding II, 3.85% due 9/19/2023	50,000	49,258
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	1,000,000	930,670
			2,863,050
	Materials — 1.1%
	Chemicals — 0.1%
[a,c]	Phosagro OAO Via Phosagro Bond Funding DAC, 3.949% due 4/24/2023	260,000	157,326
	Containers & Packaging — 1.0%
	Ball Corp., 4.00% due 11/15/2023	1,448,000	1,420,691
	Graphic Packaging International LLC, 4.875% due 11/15/2022	475,000	474,577
			2,052,594
	Media & Entertainment — 0.7%
	Media — 0.7%
[c]	CCO Holdings LLC/CCO Holdings Capital Corp., 4.00% due 3/1/2023	1,250,000	1,243,725
			1,243,725
	Pharmaceuticals, Biotechnology & Life Sciences — 2.6%
	Life Sciences Tools & Services — 0.6%
[b]	Thermo Fisher Scientific, Inc., 2.688% (SOFRINDX + 0.35%) due 4/18/2023	1,050,000	1,048,562
	Pharmaceuticals — 2.0%
[b]	AbbVie, Inc., 3.634% (LIBOR 3 Month + 0.65%) due 11/21/2022	983,000	982,499
[a,b]	AstraZeneca plc, 3.607% (LIBOR 3 Month + 0.67%) due 8/17/2023	240,000	239,947
[b,c]	Bayer U.S. Finance II LLC, 4.303% (LIBOR 3 Month + 1.01%) due 12/15/2023	1,500,000	1,494,360
[b,c]	Roche Holdings, Inc., 3.197% (SOFR + 0.33%) due 9/11/2023	850,000	847,526
			4,612,894
	Real Estate — 0.9%
	Equity Real Estate Investment Trusts — 0.9%
	SBA Tower Trust,
[c]	2.836% due 1/15/2050	350,000	327,439
[c]	3.448% due 3/15/2048	1,395,000	1,382,170
			1,709,609
	Retailing — 1.0%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 43

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Multiline Retail — 0.6%
	Dollar General Corp., 4.25% due 9/20/2024	$1,000,000	$ 987,960
	Specialty Retail — 0.4%
	Lowe’s Cos., Inc., 4.40% due 9/8/2025	800,000	788,504
			1,776,464
	Semiconductors & Semiconductor Equipment — 0.9%
	Semiconductors & Semiconductor Equipment — 0.9%
[b]	QUALCOMM, Inc., 3.536% (LIBOR 3 Month + 0.73%) due 1/30/2023	911,000	911,966
[a,c]	SK Hynix, Inc., 1.00% due 1/19/2024	700,000	661,241
			1,573,207
	Software & Services — 0.1%
	Software — 0.1%
	Oracle Corp., 2.625% due 2/15/2023	192,000	190,639
			190,639
	Technology Hardware & Equipment — 0.1%
	Technology Hardware, Storage & Peripherals — 0.1%
[a]	Lenovo Group Ltd., 4.75% due 3/29/2023	250,000	249,430
			249,430
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.7%
[b]	AT&T, Inc., 3.613% (SOFRINDX + 0.64%) due 3/25/2024	750,000	743,550
[a,c]	NTT Finance Corp., 4.142% due 7/26/2024	500,000	493,535
	Wireless Telecommunication Services — 0.7%
	Sprint Corp., 7.875% due 9/15/2023	750,000	760,470
	T-Mobile USA, Inc., 2.25% due 2/15/2026	500,000	447,855
			2,445,410
	Transportation — 0.5%
	Transportation Infrastructure — 0.5%
[c]	Penske Truck Leasing Co. Lp/PTL Finance Corp., 2.70% due 3/14/2023	900,000	890,622
			890,622
	Utilities — 10.5%
	Electric Utilities — 10.0%
[c]	Alexander Funding Trust, 1.841% due 11/15/2023	431,000	406,067
[c]	Alliant Energy Finance LLC, 3.75% due 6/15/2023	188,000	185,518
	Cleveland Electric Illuminating Co., 5.50% due 8/15/2024	1,000,000	1,000,510
[b]	Dominion Energy, Inc., Series D, 3.823% (LIBOR 3 Month + 0.53%) due 9/15/2023	225,000	224,476
	DTE Energy Co.,
	2.25% due 11/1/2022	600,000	599,064
[b]	4.22% due 11/1/2024	907,000	888,588
[b]	Duke Energy Corp., 3.117% (SOFR + 0.25%) due 6/10/2023	1,385,000	1,378,213
	Evergy Metro, Inc., 3.15% due 3/15/2023	1,000,000	993,330
[b]	Eversource Energy, Series T, 2.907% (SOFRINDX + 0.25%) due 8/15/2023	1,500,000	1,491,525
[b]	Mississippi Power Co., Series A, 3.271% (SOFR + 0.30%) due 6/28/2024	750,000	734,805
[b]	National Rural Utilities Cooperative Finance Corp., 3.004% (SOFR + 0.40%) due 8/7/2023	250,000	249,180
	NextEra Energy Capital Holdings, Inc.,
[b]	3.254% (LIBOR 3 Month + 0.27%) due 2/22/2023	200,000	199,490
[b]	3.97% (SOFRINDX + 1.02%) due 3/21/2024	375,000	372,146
	4.255% due 9/1/2024	750,000	739,058
	OGE Energy Corp., 0.703% due 5/26/2023	725,000	705,498
	Pacific Gas & Electric Co., 4.25% due 8/1/2023	1,550,000	1,535,941
[b]	PPL Electric Utilities Corp., 3.891% (LIBOR 3 Month + 0.25%) due 9/28/2023	200,000	198,316
	Public Service Enterprise Group, Inc.,
	0.841% due 11/8/2023	1,390,000	1,328,214
	2.65% due 11/15/2022	1,095,000	1,092,591
	Southern California Edison Co.,
[b]	3.277% (SOFR + 0.47%) due 12/2/2022	190,000	189,755
	Series C, 4.20% due 6/1/2025	230,000	224,377
44 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Series J, 0.70% due 8/1/2023	$1,000,000	$ 966,500
[b]	Southern Co., Series 2021, 3.008% (SOFR + 0.37%) due 5/10/2023	1,300,000	1,293,617
[c]	Vistra Operations Co. LLC, 4.875% due 5/13/2024	1,000,000	973,770
	Gas Utilities — 0.5%
[b]	Atmos Energy Corp., 3.574% (LIBOR 3 Month + 0.38%) due 3/9/2023	170,000	169,585
[b]	CenterPoint Energy Resources Corp., 3.60% (LIBOR 3 Month + 0.50%) due 3/2/2023	839,000	837,305
			18,977,439
	Total Corporate Bonds (Cost $63,806,598)		63,255,847
	Long-Term Municipal Bonds — 0.0%
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	30,000	29,637
	2.631% due 6/15/2024	25,000	24,342
	Total Long-Term Municipal Bonds (Cost $55,000)		53,979
	Short-Term Investments — 15.4%
[d]	Thornburg Capital Management Fund	2,314,849	23,148,493
	United States Treasury Bill
	1.23% due 10/6/2022	$1,000,000	999,796
	1.89% due 10/27/2022	1,000,000	998,284
	2.93% due 12/22/2022	1,000,000	992,893
	3.20% due 1/19/2023	500,000	494,953
	3.43% due 2/16/2023	1,000,000	986,693
	Total Short-Term Investments (Cost $27,624,309)		27,621,112
	Total Investments — 103.1% (Cost $187,146,534)		$185,426,173
	Liabilities Net of Other Assets — (3.1)%		(5,536,389)
	Net Assets — 100.0%		$179,889,784

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $86,469,439, representing 48.07% of the Fund’s net assets.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Secured Overnight Financing Rate Index
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 45

Schedule of Investments
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b]	Malamute Energy, Inc.	847	$ 847
			847
	Total Common Stock (Cost $0)		847
	Preferred Stock — 0.4%
	Banks — 0.1%
	Banks — 0.1%
[c,d]	AgriBank FCB 6.875% (LIBOR 3 Month + 4.225%)	40,000	4,391,000
			4,391,000
	Diversified Financials — 0.2%
	Capital Markets — 0.2%
[a,d]	Gabelli Dividend & Income Trust Series J, 1.70%, 3/26/2028	412	10,286,816
			10,286,816
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[c]	Crestwood Equity Partners LP 9.25%	653,920	5,865,662
			5,865,662
	Total Preferred Stock (Cost $19,820,197)		20,543,478
	Asset Backed Securities — 21.0%
	Auto Receivables — 4.8%
	ACC Auto Trust,
[e]	Series 2021-A Class A, 1.08% due 4/15/2027	$ 2,343,663	2,311,270
[e]	Series 2022-A Class A, 4.58% due 7/15/2026	5,410,594	5,352,471
	ACC Trust,
[e]	Series 2019-2 Class C, 5.24% due 10/21/2024	1,672,082	1,663,077
[e]	Series 2022-1 Class A, 1.19% due 9/20/2024	2,419,870	2,402,336
	ACM Auto Trust,
[e]	Series 2022-1A Class A, 3.23% due 4/20/2029	3,528,662	3,517,097
[e]	Series 2022-1A Class B, 4.47% due 4/20/2029	2,000,000	1,982,320
[e]	American Credit Acceptance Receivables Trust, Series 2019-2 Class F, 5.81% due 6/12/2026	2,550,000	2,529,111
	Arivo Acceptance Auto Loan Receivables Trust,
[e]	Series 2019-1 Class A, 2.99% due 7/15/2024	28,418	28,395
[e]	Series 2019-1 Class B, 3.37% due 6/15/2025	2,000,000	1,983,341
[e]	Series 2021-1A Class A, 1.19% due 1/15/2027	1,549,511	1,495,999
[e]	Series 2021-1A Class C, 3.77% due 3/15/2027	900,000	848,048
[e]	Series 2021-1A Class D, 5.83% due 1/18/2028	850,000	795,126
	CarNow Auto Receivables Trust,
[e]	Series 2021-1A Class A, 0.97% due 10/15/2024	505,465	504,684
[e]	Series 2021-2A Class A, 0.73% due 9/15/2023	260,485	260,232
	Carvana Auto Receivables Trust,
[e]	Series 2019-4A Class R, due 10/15/2026	8,000	2,662,075
[e]	Series 2020-P1 Class R, due 9/8/2027	20,000	3,530,698
	Series 2021-N3 Class A1, 0.35% due 6/12/2028	444,289	434,345
[e]	Series 2021-N4 Class R, due 9/12/2028	11,650	3,556,356
[e]	Series 2021-P1 Class R, due 12/10/2027	23,500	4,527,993
[e]	Series 2021-P2 Class R, due 5/10/2028	7,500	2,724,856
[e]	Series 2021-P3 Class R, due 9/11/2028	9,000	4,623,128
[e]	Series 2021-P4 Class R, due 9/11/2028	8,250	3,738,371
[e]	Series 2022-N1 Class E, 6.01% due 12/11/2028	6,000,000	5,534,716
[e]	Series 2022-P1 Class R, due 1/10/2029	24,000	8,566,253
[e]	Series 2022-P1 Class XS, due 1/10/2029	634,192,637	2,786,008
[e]	CIG Auto Receivables Trust, Series 2019-1A Class D, 4.85% due 5/15/2026	2,000,000	1,940,023
46 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	CPS Auto Receivables Trust,
[e]	Series 2018-B Class E, 5.61% due 12/16/2024	$ 3,317,339	$ 3,318,089
[e]	Series 2020-A Class F, 6.93% due 3/15/2027	3,500,000	3,398,479
[e]	Series 2020-B Class D, 4.75% due 4/15/2026	1,400,000	1,394,744
[e]	Series 2020-C Class F, 6.67% due 11/15/2027	1,000,000	958,199
[a,e]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	10,000,000	9,300,000
[e]	CPS Auto Trust, Series 2018-C Class E, 6.07% due 9/15/2025	2,000,000	2,003,364
[e]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	10,000	215,643
[e]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	4,084,959	3,976,136
[e]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	12,253,319	12,112,899
	FHF Trust,
[e]	Series 2020-1A Class A, 2.59% due 12/15/2023	22,241	22,223
[e]	Series 2021-2A Class A, 0.83% due 12/15/2026	3,224,042	3,098,008
	First Investors Auto Owner Trust,
[e]	Series 2019-1A Class E, 4.53% due 6/16/2025	3,640,000	3,626,722
[e]	Series 2020-1A Class C, 2.55% due 2/17/2026	3,577,342	3,558,273
[e]	Series 2022-1A Class E, 5.41% due 6/15/2029	5,000,000	4,558,558
	Flagship Credit Auto Trust,
[e]	Series 2018-4 Class R, due 3/16/2026	13,000	906,817
[e]	Series 2019-1 Class E, 5.06% due 6/15/2026	2,500,000	2,439,880
[e]	Series 2019-1 Class R, due 6/15/2026	24,000	1,267,253
[e]	Series 2019-2 Class R, due 12/15/2026	33,000	3,151,897
[e]	Series 2019-3 Class R, due 12/15/2026	31,000	3,075,938
[e]	Series 2019-4 Class R, due 3/15/2027	8,000	1,052,558
[e]	Series 2022-1 Class E, 5.37% due 6/15/2029	6,120,000	5,334,847
	Foursight Capital Automobile Receivables Trust,
[e]	Series 2019-1 Class F, 5.57% due 11/16/2026	500,000	495,491
[e]	Series 2020-1 Class E, 3.49% due 4/15/2026	1,100,000	1,078,125
[e]	Series 2021-1 Class F, 4.06% due 8/15/2028	2,830,000	2,614,841
[e]	GLS Auto Receivables Issuer Trust, Series 2020-2A Class C, 4.57% due 4/15/2026	2,025,000	1,996,324
	JPMorgan Chase Bank NA - CACLN,
[e]	Series 2020 -1 Class R, 33.784% due 1/25/2028	1,842,963	2,072,730
[e]	Series 2020-2 Class R, 31.355% due 2/25/2028	8,718,780	9,742,374
[e]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,361,228	3,747,796
[e]	Series 2021-2 Class G, 8.482% due 12/26/2028	3,950,000	3,648,711
	Lendbuzz Securitization Trust,
[e]	Series 2021-1A Class A, 1.46% due 6/15/2026	4,970,344	4,808,098
[e]	Series 2022-1A Class A, 4.22% due 5/17/2027	12,482,491	12,234,954
[e]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	586,798	579,740
[e]	Prestige Auto Receivables Trust, Series 2018-1A Class E, 5.03% due 1/15/2026	2,625,000	2,619,576
	Santander Consumer Auto Receivables Trust,
[e]	Series 2020-AA Class R, due 1/16/2029	25,000	3,699,304
[e]	Series 2021-AA Class F, 5.79% due 8/15/2028	3,000,000	2,853,816
[e]	Series 2021-AA Class R, due 8/15/2028	28,500	2,409,417
	Skopos Auto Receivables Trust,
[e]	Series 2019-1A Class C, 3.63% due 9/16/2024	442,810	441,621
[e]	Series 2019-1A Class D, 5.24% due 4/15/2025	2,650,000	2,594,867
	United Auto Credit Securitization Trust,
[e]	Series 2021-1 Class F, 4.30% due 9/10/2027	6,125,000	5,738,229
[e]	Series 2022-1 Class R, due 11/10/2028	37,000	13,464,653
[e]	US Auto Funding, Series 2021-1A Class A, 0.79% due 7/15/2024	1,347,476	1,342,673
[e]	Veros Auto Receivables Trust, Series 2021-1 Class A, 0.92% due 10/15/2026	1,376,788	1,352,354
[e]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	7,000,000	6,905,900
			225,510,450
	Credit Card — 1.4%
[e]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	3,000,000	2,720,049
[e]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/15/2024	3,150,000	3,089,668
	Continental Credit Card LLC,
[e]	Series 2019-1A Class A, 3.83% due 8/15/2026	4,781,173	4,721,834
[e]	Series 2019-1A Class C, 6.16% due 8/15/2026	6,440,000	6,195,336
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 47

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Continental Finance Credit Card ABS Master Trust,
[e]	Series 2020-1A Class A, 2.24% due 12/15/2028	$ 3,000,000	$ 2,764,729
[e]	Series 2020-1A Class B, 3.66% due 12/15/2028	3,700,000	3,362,155
	Genesis Private Label Amortizing Trust,
[e]	Series 2020-1 Class C, 4.19% due 7/20/2030	309,910	309,468
[e]	Series 2020-1 Class D, 6.63% due 7/20/2030	1,550,000	1,542,651
	Genesis Sales Finance Master Trust,
[e]	Series 2020-AA Class C, 2.99% due 9/22/2025	1,780,000	1,617,629
[e]	Series 2020-AA Class D, 4.71% due 9/22/2025	2,300,000	2,118,564
	Mercury Financial Credit Card Master Trust,
[e]	Series 2021-1A Class D, 6.26% due 3/20/2026	5,000,000	4,508,745
[e]	Series 2022-1A Class A, 2.50% due 9/21/2026	12,500,000	11,840,906
[e]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	13,599,000	13,114,606
	Perimeter Master Note Business Trust,
[e]	Series 2019-2A Class A, 4.23% due 5/15/2024	2,966,000	2,922,413
[e]	Series 2019-2A Class B, 5.21% due 5/15/2024	6,500,000	6,294,967
[e]	Series 2019-2A Class C, 7.06% due 5/15/2024	1,463,000	1,438,167
			68,561,887
	Other Asset Backed — 12.6%
[d,e]	321 Henderson Receivables I LLC, Series 2006-3A Class A1, 3.018% (LIBOR 1 Month + 0.20%) due 9/15/2041	794,707	773,434
[e]	Affirm Asset Securitization Trust, Series 2021-Z2 Class A, 1.17% due 11/16/2026	1,655,042	1,594,820
[e]	Amur Equipment Finance Receivables VII LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	158,464	158,372
	Amur Equipment Finance Receivables VIII LLC,
[e]	Series 2020-1A Class E, 7.00% due 1/20/2027	2,237,613	2,182,741
[e]	Series 2020-1A Class F, 7.00% due 12/20/2027	6,301,302	6,119,398
	Aqua Finance Trust,
[e]	Series 2017-A Class A, 3.72% due 11/15/2035	615,379	607,726
[e]	Series 2019-A Class A, 3.14% due 7/16/2040	1,205,997	1,148,872
[e]	Series 2019-A Class D, 6.07% due 7/16/2040	18,900,000	17,047,990
[e]	Series 2020-AA Class A, 1.90% due 7/17/2046	5,268,548	4,960,872
[e]	Series 2020-AA Class D, 7.15% due 7/17/2046	2,550,000	2,282,450
[e]	Series 2021-A Class A, 1.54% due 7/17/2046	7,275,876	6,587,669
[d,e,f]	Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1 Class A, 3.735% (SOFR30A + 1.45%) due 1/15/2037	20,000,000	19,633,840
[e]	Arm Master Trust LLC, Series 2021-T1 Class A, 2.43% due 11/15/2027	12,550,000	11,472,326
[e]	AXIS Equipment Finance Receivables LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	8,152,000	7,357,262
	BHG Securitization Trust,
[e]	Series 2021-A Class C, 3.69% due 11/17/2033	2,200,000	1,926,193
[e]	Series 2021-B Class A, 0.90% due 10/17/2034	3,689,494	3,509,880
[e]	Series 2022-A Class A, 1.71% due 2/20/2035	15,384,715	14,405,300
[d,e,f]	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A Class A, 4.213% due 12/16/2041	4,646,431	3,947,028
	CFG Investments Ltd.,
[e]	Series 2021-1 Class A, 4.70% due 5/20/2032	7,275,000	7,009,807
[e]	Series 2021-1 Class C, 7.48% due 5/20/2032	1,560,000	1,478,102
[e]	Series 2021-1 Class D, 9.07% due 5/20/2032	515,000	475,837
[e]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	1,327,308	1,227,468
[e]	Conn’s Receivables Funding LLC, Series 2021-A Class A, 1.05% due 5/15/2026	1,134,481	1,116,929
[d,e]	Consumer Lending Receivables Trust Clrt Series 2019-A Class CERT, due 4/15/2026	310,000	3,184,827
	Consumer Loan Underlying Bond Credit Trust,
[e]	Series 2018-P3 Class C, 5.54% due 1/15/2026	787,312	787,380
[e]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	5,000,000	4,985,075
[d,e]	Series 2019-HP1 Class CERT, due 12/15/2026	100,000	1,103,526
[e]	Series 2019-P1 Class C, 4.66% due 7/15/2026	5,774,350	5,754,208
[e]	Series 2019-P2 Class C, 4.41% due 10/15/2026	572,162	569,287
[e]	CP EF Asset Securitization I LLC, Series 2022-1A Class A, 5.96% due 4/15/2030	13,444,954	13,285,688
	Dext ABS LLC,
[e]	Series 2020-1 Class A, 1.46% due 2/16/2027	1,271,191	1,251,063
[e]	Series 2021-1 Class A, 1.12% due 2/15/2028	4,450,481	4,254,263
[e]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	15,300,000	12,559,361
[e]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	10,983,000	9,279,785
	Diamond Resorts Owner Trust,
[e]	Series 2018-1 Class A, 3.70% due 1/21/2031	628,871	619,955
[e]	Series 2019-1A Class A, 2.89% due 2/20/2032	1,574,039	1,530,547
48 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e,f]	ECAF I Ltd., Series 2015-1A Class B1, 5.802% due 6/15/2040	$ 4,600,060	$ 1,062,614
[e]	Encina Equipment Finance LLC, Series 2022-1A Class A1, 3.76% due 8/16/2027	6,686,251	6,594,428
[e]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	5,000,000	4,719,670
[e]	FAT Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 6.00% due 7/25/2051	8,000,000	7,514,271
	Foundation Finance Trust,
[e]	Series 2019-1A Class A, 3.86% due 11/15/2034	2,489,352	2,441,187
[e]	Series 2019-1A Class C, 5.66% due 11/15/2034	575,000	548,548
[e]	Series 2020-1A Class A, 3.54% due 7/16/2040	3,677,641	3,534,012
[e]	Series 2020-1A Class C, 5.75% due 7/16/2040	4,025,000	3,765,632
[e]	Series 2021-1A Class A, 1.27% due 5/15/2041	2,211,244	1,975,668
[e]	Series 2021-1A Class D, 4.96% due 5/15/2041	2,345,000	2,093,397
[e]	Series 2021-2A Class A, 2.19% due 1/15/2042	2,241,128	2,040,362
[e]	Series 2021-2A Class D, 5.73% due 1/15/2042	3,750,000	3,380,227
	Freed ABS Trust,
[e]	Series 2019-2 Class C, 4.86% due 11/18/2026	6,091,115	6,089,243
[e]	Series 2022-2CP Class A, 3.03% due 5/18/2029	808,595	799,827
	Goldman Home Improvement Trust,
[e]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	9,986,302	9,218,151
[a,e]	Series 2021-GRN2 Class R, due 6/20/2051	41,500	3,628,752
[e]	Series 2022-GRN1 Class A, 4.50% due 6/25/2052	5,270,896	5,146,700
[e]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	11,635,251	10,191,128
	GoodLeap Sustainable Home Solutions Trust,
[e]	Series 2021-3CS Class C, 3.50% due 5/20/2048	4,500,000	3,376,599
[e]	Series 2021-4GS Class A, 1.93% due 7/20/2048	4,300,217	3,483,781
[d,e,f]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 3.838% (LIBOR 1 Month + 1.02%) due 7/15/2039	14,000,000	13,230,659
[e]	HERO Funding Trust, Series 2017-2A Class A1, 3.28% due 9/20/2048	1,041,943	956,395
[e]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	1,431,572	1,348,356
[e]	InStar Leasing III LLC, Series 2021-1A Class C, 5.29% due 2/15/2054	6,723,551	5,875,719
[e]	LendingClub Receivables Trust, Series 2020-6A Class A, 2.75% due 11/15/2047	582,112	577,922
	LendingPoint Asset Securitization Trust,
[e]	Series 2012-B Class A, 4.77% due 10/15/2029	4,311,927	4,248,205
[e]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	6,500,000	6,392,750
[e]	Series 2020-REV1 Class C, 7.699% due 10/15/2028	4,000,000	3,889,788
[e]	Series 2021-A Class D, 5.73% due 12/15/2028	9,000,000	8,309,281
[e]	Series 2021-B Class D, 6.12% due 2/15/2029	5,000,000	4,489,214
[e]	Series 2022-A Class E, 7.02% due 6/15/2029	6,000,000	4,977,316
[e]	Series 2022-C Class A, due 2/15/2030	8,000,000	8,003,566
	LL ABS Trust,
[e]	Series 2020-1A Class C, 6.54% due 1/17/2028	2,200,000	2,118,751
[e]	Series 2021-1A Class A, 1.07% due 5/15/2029	2,711,881	2,606,792
	Loanpal Solar Loan Ltd.,
[a,e,g]	Series 2021-1GS Class R, due 1/20/2048	13,252,480	10,456,207
[e]	Series 2021-2GS Class C, 3.50% due 3/20/2048	3,315,873	2,504,595
	LP LMS Asset Securitization Trust,
[e]	Series 2021-2A Class A, 1.75% due 1/15/2029	2,635,133	2,559,977
[e]	Series 2021-2A Class D, 6.61% due 1/15/2029	2,947,000	2,469,390
	Marlette Funding Trust,
[e]	Series 2018-1A Class CERT, due 3/15/2028	14,182	498,091
[e]	Series 2019-1A Class C, 4.42% due 4/16/2029	1,784,088	1,776,067
[e]	Series 2019-4A Class C, 3.76% due 12/17/2029	3,770,904	3,710,100
[e]	Series 2020-1A Class C, 2.80% due 3/15/2030	43,532	43,492
[e]	Series 2021-1A Class R, due 6/16/2031	9,520	1,215,238
[e]	Series 2021-2A Class R, due 9/15/2031	16,347	2,709,858
[e]	Series 2021-3A Class R, due 12/15/2031	15,892	4,267,977
[e]	Series 2022-3A Class A, 5.18% due 11/15/2032	7,500,000	7,479,825
[d,e,f]	MF1 Ltd., Series 2022-FL8 Class A, 3.634% (SOFR30A + 1.35%) due 2/19/2037	13,750,000	13,297,615
	Mosaic Solar Loan Trust,
[e]	Series 2020-1A Class C, 4.47% due 4/20/2046	28,960	28,915
[e]	Series 2020-2A Class D, 5.42% due 8/20/2046	1,064,302	996,253
[e]	Series 2020-2A Class R, due 8/20/2046	1,009,634	431,480
[a,e]	Series 2021-1A Class R, due 12/20/2046	7,707,748	2,741,646
[a,e]	Series 2021-2A Class R, due 4/22/2047	9,930,000	1,926,420
[a,e]	Series 2021-3A Class R, due 6/20/2052	12,320,000	3,001,152
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	New Residential Advance Receivables Trust Advance Receivables Backed,
[e]	Series 2020-T1 Class AT1, 1.426% due 8/15/2053	$ 8,500,000	$ 8,124,955
[e]	Series 2020-T1 Class BT1, 1.823% due 8/15/2053	3,000,000	2,854,265
[e]	Series 2020-T1 Class CT1, 2.269% due 8/15/2053	3,400,000	3,233,061
[e]	Series 2020-T1 Class DT1, 3.011% due 8/15/2053	6,575,000	6,245,498
[e]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	21,560,000	21,329,810
	NRZ Advance Receivables Trust,
[e]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	18,701,480	17,844,970
[e]	Series 2020-T2 Class CT2, 2.17% due 9/15/2053	3,000,000	2,855,922
[e]	Series 2020-T2 Class DT2, 2.863% due 9/15/2053	5,550,000	5,284,171
[e]	Series 2020-T3 Class AT3, 1.317% due 10/15/2052	4,484,000	4,475,777
[e]	Series 2020-T3 Class DT3, 2.458% due 10/15/2052	1,760,000	1,756,895
	Oportun Funding LLC,
[e]	Series 2020-1 Class B, 3.45% due 5/15/2024	631,501	630,851
[e]	Series 2022-1 Class A, 3.25% due 6/15/2029	7,815,487	7,676,043
[d,e]	Series 2022-1 Class CERT, due 6/15/2029	11,000	5,639,567
[e]	Oportun Issuance Trust, Series 2022-A Class A, 5.05% due 6/9/2031	10,588,000	10,339,686
	Pagaya AI Debt Selection Trust,
[e]	Series 2021-1 Class A, 1.18% due 11/15/2027	3,487,972	3,408,580
[e]	Series 2021-3 Class A, 1.15% due 5/15/2029	5,092,859	4,937,951
[e]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	3,621,797	3,443,258
	Pagaya AI Debt Trust,
[e]	Series 2022-1 Class A, 2.03% due 10/15/2029	12,408,759	11,933,908
[e]	Series 2022-2 Class A, 4.97% due 1/15/2030	6,598,710	6,515,395
[e]	Pawnee Equipment Receivables LLC, Series 2020-1 Class A, 1.37% due 11/17/2025	657,873	649,380
[e]	Prosper Marketplace Issuance Trust, Series 2019-4A Class C, 4.95% due 2/17/2026	3,008,605	3,004,902
	Prosper Pass-Thru Trust,
[e]	Series 2019-ST1 Class CERT, due 7/15/2025	13,363,728	407,305
[e]	Series 2019-ST2 Class R1, due 11/15/2025	6,385,267	875,005
[e]	Series 2019-ST2 Class R2, due 11/15/2025	3,193,133	437,571
[d,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	4,607,000	4,455,176
[e]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	7,300,000	6,926,635
[e]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	8,027,796	7,417,412
[e]	SolarCity LMC Series I LLC, Series 2013-1 Class A, 4.80% due 11/20/2038	1,275,475	1,227,386
[e]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	4,810,701	4,314,946
[e]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	3,300,000	2,902,949
[e]	Theorem Funding Trust, Series 2021-1A Class A, 1.21% due 12/15/2027	3,506,745	3,428,525
	Upstart Pass-Through Trust,
[e]	Series 2020-ST1 Class A, 3.75% due 2/20/2028	1,112,845	1,087,217
[e]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	1,058,106	1,034,451
[e]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	1,395,256	1,357,637
[e]	Series 2020-ST5 Class A, 3.00% due 12/20/2026	5,646,423	5,403,406
[e]	Series 2021-ST1 Class A, due 2/20/2027	3,572,702	3,391,670
[e]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	1,100,454	1,027,623
[e]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	2,819,993	2,666,952
[e]	Series 2021-ST8 Class CERT, due 10/20/2029	5,400,000	2,528,582
[e]	Series 2021-ST9 Class CERT, due 11/20/2029	1,414,000	432,854
	Upstart Securitization Trust,
[e,g]	Series 2018-2 Class CERT, due 12/22/2025	84,500	4,404,464
[e]	Series 2020-1 Class B, 3.093% due 4/22/2030	1,545,262	1,541,822
[e]	Series 2021-2 Class A, 0.91% due 6/20/2031	1,153,261	1,132,466
[e]	Series 2021-3 Class CERT, due 7/20/2031	7,165	1,678,438
[e]	Series 2021-4 Class A, 0.84% due 9/20/2031	2,880,254	2,781,387
[e]	Series 2021-4 Class CERT, due 9/20/2031	4,706	1,655,557
[e]	Upstart Structured Pass-Through Trust, Series 2022-1A Class A, 3.40% due 4/15/2030	12,967,579	12,273,274
			595,908,045
	Student Loan — 2.2%
	College Ave Student Loans LLC,
[d,e]	Series 2021-A Class A1, 4.184% (LIBOR 1 Month + 1.10%) due 7/25/2051	3,276,198	3,152,141
[e]	Series 2021-A Class A2, 1.60% due 7/25/2051	312,019	266,360
[d,e]	Series 2021-C Class A1, 3.984% (LIBOR 1 Month + 0.90%) due 7/26/2055	6,238,965	5,856,601
50 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Commonbond Student Loan Trust,
[e]	Series 18-CGS Class A1, 3.87% due 2/25/2046	$ 547,087	$ 524,937
[e]	Series 2020-1 Class A, 1.69% due 10/25/2051	2,050,541	1,854,446
[e]	Series 2021-BGS Class A, 1.17% due 9/25/2051	3,107,648	2,732,412
	National Collegiate Student Loan Trust,
[d]	Series 2004-2 Class B, 3.624% (LIBOR 1 Month + 0.54%) due 12/26/2033	18,154,289	17,288,197
[d]	Series 2006-1 Class A5, 3.434% (LIBOR 1 Month + 0.35%) due 3/25/2033	15,534,295	14,534,123
[d]	Series 2006-4 Class A4, 3.394% (LIBOR 1 Month + 0.31%) due 5/25/2032	5,711,312	5,334,546
[d]	Series 2007-2 Class A4, 3.374% (LIBOR 1 Month + 0.29%) due 1/25/2033	2,776,542	2,604,351
[d,e]	Navient Private Education Refi Loan Trust, Series 2019-D Class A2B, 3.868% (LIBOR 1 Month + 1.05%) due 12/15/2059	4,172,786	4,077,268
[d,e]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 4.834% (LIBOR 1 Month + 1.75%) due 12/26/2040	101,239	101,235
	Nelnet Student Loan Trust,
[d,e]	Series 2015-2A Class A2, 3.684% (LIBOR 1 Month + 0.60%) due 9/25/2042	2,334,191	2,297,893
[d,e]	Series 2021-CA Class AFL, 3.733% (LIBOR 1 Month + 0.74%) due 4/20/2062	4,075,696	3,955,144
[d,e]	Series 2021-DA Class AFL, 3.683% (LIBOR 1 Month + 0.69%) due 4/20/2062	4,707,813	4,564,646
[d,e,f]	Prodigy Finance DAC, Series 2021-1A Class A, 4.334% (LIBOR 1 Month + 1.25%) due 7/25/2051	1,321,242	1,289,740
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 3.533% (LIBOR 3 Month + 0.75%) due 4/25/2023	691,443	663,461
[d]	Series 2008-5 Class A4, 4.483% (LIBOR 3 Month + 1.70%) due 7/25/2023	889,177	882,714
[d]	Series 2011-2 Class A2, 4.284% (LIBOR 1 Month + 1.20%) due 10/25/2034	4,112,588	4,110,794
[d]	Series 2012-1 Class A3, 4.034% (LIBOR 1 Month + 0.95%) due 9/25/2028	1,848,201	1,765,373
[d]	Series 2013-6 Class A3, 3.734% (LIBOR 1 Month + 0.65%) due 6/26/2028	2,012,320	1,952,214
	SMB Private Education Loan Trust,
[e]	Series 2021-A Class R, due 1/15/2053	2,742	6,569,827
[d,e]	Series 2021-D Class A1B, 3.418% (LIBOR 1 Month + 0.60%) due 3/17/2053	3,263,426	3,168,262
[e]	Series 2022-A Class D, 4.75% due 11/16/2054	6,000,000	5,618,597
[e]	SoFi Professional Loan Program Trust, Series 2021-B Class R1, due 2/15/2047	90,000	4,446,604
[d,e]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 3.693% (LIBOR 1 Month + 0.70%) due 11/20/2061	3,236,303	3,185,825
			102,797,711
	Total Asset Backed Securities (Cost $1,036,714,005)		992,778,093
	Corporate Bonds — 48.1%
	Automobiles & Components — 1.2%
	Auto Components — 0.2%
[e]	LKQ European Holdings BV (EUR), 4.125% due 4/1/2028	6,600,000	6,051,317
[e]	Real Hero Merger Sub 2, Inc., 6.25% due 2/1/2029	4,616,000	3,336,860
	Automobiles — 0.7%
[e]	Daimler Finance North America LLC, 2.125% due 3/10/2025	7,500,000	6,981,900
[d,e]	Daimler Trucks Finance North America LLC, 3.654% (SOFR + 0.75%) due 12/13/2024	4,099,000	4,048,951
	Hyundai Capital America,
[e]	0.875% due 6/14/2024	2,950,000	2,729,251
[e]	1.00% due 9/17/2024	7,143,000	6,526,988
[e]	1.80% due 10/15/2025 - 1/10/2028	1,933,000	1,667,585
[e]	2.375% due 2/10/2023 - 10/15/2027	8,092,000	7,812,135
[e]	3.00% due 2/10/2027	2,750,000	2,428,717
	Hyundai Capital Services, Inc.,
[e,f]	1.25% due 2/8/2026	830,000	723,370
[e,f]	3.75% due 3/5/2023	971,000	966,291
	Construction & Engineering — 0.3%
[e,f]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	13,800,000	11,626,776
			54,900,141
	Banks — 0.5%
	Banks — 0.5%
[d]	Citizens Bank NA/Providence RI, 4.592% (LIBOR 3 Month + 0.95%) due 3/29/2023	4,000,000	4,001,600
	FNB Corp., 5.15% due 8/25/2025	3,170,000	3,126,539
[e,f]	Macquarie Bank Ltd., 3.624% due 6/3/2030	2,800,000	2,268,924
[d,e,f]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	5,177,000	4,446,215
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	1,815,000	1,627,819
	3.45% due 6/2/2025	1,185,000	1,111,293
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 51

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Synchrony Bank, 5.40% due 8/22/2025	$ 6,660,000	$ 6,493,433
			23,075,823
	Capital Goods — 1.8%
	Aerospace & Defense — 1.0%
	Boeing Co., 2.196% due 2/4/2026	2,832,000	2,514,165
[e]	BWX Technologies, Inc.,4.125% due 6/30/2028 - 4/15/2029	15,461,000	13,409,847
[e]	Spirit AeroSystems, Inc., 7.50% due 4/15/2025	7,817,000	7,371,196
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	4,423,000	3,699,309
	2.75% due 4/1/2031	2,217,000	1,749,102
	TransDigm, Inc.,
[e]	6.25% due 3/15/2026	12,244,000	11,874,599
[e]	8.00% due 12/15/2025	5,600,000	5,681,256
	Machinery — 0.4%
[e,f]	ATS Automation Tooling Systems, Inc., 4.125% due 12/15/2028	9,620,000	7,994,124
	Flowserve Corp., 3.50% due 10/1/2030	4,053,000	3,337,119
	nVent Finance Sarl,
[f]	2.75% due 11/15/2031	4,097,000	3,021,865
[f]	4.55% due 4/15/2028	3,000,000	2,697,360
	Westinghouse Air Brake Technologies Corp., 4.40% due 3/15/2024	3,854,000	3,784,705
	Trading Companies & Distributors — 0.4%
[e]	IAA, Inc., 5.50% due 6/15/2027	19,559,000	17,847,587
			84,982,234
	Commercial & Professional Services — 1.3%
	Commercial Services & Supplies — 1.0%
[e]	ACCO Brands Corp., 4.25% due 3/15/2029	16,611,000	12,511,904
[e,f]	Cimpress plc, 7.00% due 6/15/2026	12,141,000	8,349,608
	CoreCivic, Inc., 8.25% due 4/15/2026	3,856,000	3,843,738
[e]	Nielsen Finance LLC/Nielsen Finance Co., 5.875% due 10/1/2030	9,182,000	9,121,031
	Quanta Services, Inc., 0.95% due 10/1/2024	10,069,000	9,212,531
[e,f]	Ritchie Bros Auctioneers, Inc., 5.375% due 1/15/2025	3,026,000	2,971,714
	Hotels, Restaurants & Leisure — 0.0%
[e]	Magallanes, Inc., 3.428% due 3/15/2024	1,800,000	1,740,978
	Machinery — 0.1%
	Scotts Miracle-Gro Co., 5.25% due 12/15/2026	2,000,000	1,835,240
	Media — 0.0%
[e]	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75% due 2/1/2032	900,000	702,324
	Professional Services — 0.2%
	Gartner, Inc.,
[e]	3.625% due 6/15/2029	7,155,000	5,994,530
[e]	4.50% due 7/1/2028	3,749,000	3,348,832
			59,632,430
	Commercial Services — 0.3%
	Food Products — 0.2%
[e]	Darling Global Finance BV (EUR), 3.625% due 5/15/2026	9,700,000	8,983,629
	Hotels, Restaurants & Leisure — 0.1%
	Marriott International, Inc., Series GG, 3.50% due 10/15/2032	8,825,000	7,099,536
			16,083,165
	Consumer Durables & Apparel — 0.5%
	Household Durables — 0.3%
[e]	CD&R Smokey Buyer, Inc., 6.75% due 7/15/2025	13,833,000	12,685,415
	Leisure Products — 0.2%
[e]	Vista Outdoor, Inc., 4.50% due 3/15/2029	16,065,000	11,446,473
			24,131,888
	Consumer Services — 1.2%
	Hotels, Restaurants & Leisure — 1.2%
	Hyatt Hotels Corp.,
52 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	1.80% due 10/1/2024	$ 6,520,000	$ 6,121,628
	6.00% due 4/23/2030	4,475,000	4,325,446
[e]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	15,305,000	15,151,950
[e]	Papa John’s International, Inc., 3.875% due 9/15/2029	12,568,000	10,087,328
[e]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	15,990,000	16,317,155
[e]	TKC Holdings, Inc., 6.875% due 5/15/2028	8,650,000	7,067,050
			59,070,557
	Diversified Financials — 7.4%
	Capital Markets — 2.1%
[e,f]	B3 SA - Brasil Bolsa Balcao, 4.125% due 9/20/2031	8,827,000	6,956,823
	Blackstone Private Credit Fund,
	2.625% due 12/15/2026	2,995,000	2,462,579
	3.25% due 3/15/2027	1,397,000	1,159,161
[d]	Citigroup Global Markets Holdings, Inc., 6.40% due 1/29/2035	4,108,000	2,599,099
	Compass Group Diversified Holdings LLC,
[e]	5.00% due 1/15/2032	800,000	587,640
[e]	5.25% due 4/15/2029	9,633,000	7,574,910
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	5,218,000	4,269,315
	3.375% due 1/20/2027	4,157,000	3,446,818
[a,b,e,h]	JPR Royalty Sub LLC, 14.00% due 9/1/2020	2,000,000	200
	LPL Holdings, Inc.,
[e]	4.00% due 3/15/2029	3,820,000	3,281,724
[e]	4.375% due 5/15/2031	5,085,000	4,252,484
[e]	4.625% due 11/15/2027	3,515,000	3,188,773
	Main Street Capital Corp., 3.00% due 7/14/2026	2,258,000	1,900,265
	Owl Rock Capital Corp.,
	2.625% due 1/15/2027	833,000	669,349
	2.875% due 6/11/2028	7,319,000	5,579,859
	Owl Rock Capital Corp. III, 3.125% due 4/13/2027	6,070,000	4,944,561
	OWL Rock Core Income Corp.,
	3.125% due 9/23/2026	7,087,000	5,953,860
	4.70% due 2/8/2027	1,910,000	1,679,616
	5.50% due 3/21/2025	2,690,000	2,536,213
[e]	7.75% due 9/16/2027	2,030,000	2,000,585
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	3,547,000	2,834,691
[e]	3.75% due 6/17/2026	3,540,000	3,068,437
[e]	4.75% due 12/15/2025	6,409,000	5,769,510
	Sixth Street Specialty Lending, Inc.,
	2.50% due 8/1/2026	609,000	518,411
	3.875% due 11/1/2024	4,054,000	3,863,259
	SLR Investment Corp., 4.50% due 1/20/2023	3,875,000	3,858,647
[e]	StoneX Group, Inc., 8.625% due 6/15/2025	13,286,000	13,444,502
	Consumer Finance — 0.4%
[e]	FirstCash, Inc., 5.625% due 1/1/2030	17,215,000	14,726,055
[d]	Wells Fargo & Co., 4.808% (SOFR + 1.98%) due 7/25/2028	3,350,000	3,200,657
	Diversified Financial Services — 4.8%
	Antares Holdings LP,
[e]	2.75% due 1/15/2027	1,630,000	1,297,007
[e]	3.75% due 7/15/2027	6,480,000	5,216,400
[e]	3.95% due 7/15/2026	9,451,000	7,971,068
[e]	6.00% due 8/15/2023	4,400,000	4,354,548
[e]	8.50% due 5/18/2025	2,750,000	2,830,933
[f]	Banco Santander SA, 5.147% due 8/18/2025	9,500,000	9,240,840
	Bank of America Corp.,
[d]	0.976% (SOFR + 0.69%) due 4/22/2025	9,500,000	8,830,345
[d]	1.734% (SOFR + 0.96%) due 7/22/2027	1,290,000	1,106,665
[d]	3.342% (BSBY3M + 0.43%) due 5/28/2024	1,707,000	1,664,001
[d]	3.841% (SOFR + 1.11%) due 4/25/2025	2,535,000	2,466,048
[d]	4.948% (SOFR + 2.04%) due 7/22/2028	4,900,000	4,712,379
[d,f]	Barclays plc, 4.302% (LIBOR 3 Month + 1.38%) due 5/16/2024	2,500,000	2,489,650
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 53

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	BNP Paribas SA,
[d,e,f]	2.159% (SOFR + 1.218%) due 9/15/2029	$ 1,350,000	$ 1,058,738
[e,f]	3.375% due 1/9/2025	5,000,000	4,751,500
[d]	Charles Schwab Corp., 3.865% (SOFRINDX + 1.05%) due 3/3/2027	20,000,000	19,659,600
	Citigroup Mortgage Loan Trust,
[d]	1.462% (SOFR + 0.77%) due 6/9/2027	5,881,000	5,006,554
[d]	3.256% (SOFR + 0.669%) due 5/1/2025	3,971,000	3,904,367
[d]	3.644% (SOFR + 0.77%) due 6/9/2027	6,750,000	6,415,402
[d]	Citigroup, Inc., 4.658% (SOFR + 1.887%) due 5/24/2028	3,035,000	2,884,161
	Deutsche Bank AG,
[f]	0.898% due 5/28/2024	3,667,000	3,391,315
[d,f]	2.311% (SOFR + 1.219%) due 11/16/2027	4,670,000	3,792,180
[d,f]	4.273% (LIBOR 3 Month + 1.23%) due 2/27/2023	2,800,000	2,798,236
	Goldman Sachs Group, Inc.,
[d]	0.65% (SOFR + 0.50%) due 7/16/2024	5,092,000	4,936,388
	3.00% due 3/15/2024	3,052,000	2,966,269
[d]	3.147% (SOFR + 0.70%) due 1/24/2025	2,610,000	2,565,604
[d]	3.335% (SOFR + 0.92%) due 10/21/2027	2,692,000	2,574,763
[d]	3.367% (SOFR + 0.50%) due 9/10/2024	3,687,000	3,631,179
[d]	3.436% (SOFR + 0.62%) due 12/6/2023	2,027,000	2,013,622
[d]	3.687% (SOFR + 0.82%) due 9/10/2027	3,687,000	3,512,937
	HSBC Holdings plc,
[d,f]	1.589% (SOFR + 1.29%) due 5/24/2027	3,500,000	2,925,720
[d,f]	1.645% (SOFR + 1.538%) due 4/18/2026	3,750,000	3,338,288
[d,f]	2.206% (SOFR + 1.285%) due 8/17/2029	3,500,000	2,719,605
[d,f]	2.251% (SOFR + 1.10%) due 11/22/2027	1,350,000	1,134,000
[d,f]	3.285% (SOFR + 0.58%) due 11/22/2024	715,000	694,937
[d,f]	4.18% (SOFR + 1.51%) due 12/9/2025	2,600,000	2,486,094
[d,f]	5.21% (SOFR + 2.61%) due 8/11/2028	4,079,000	3,820,024
	JPMorgan Chase & Co.,
[d]	3.316% (SOFR + 0.885%) due 4/22/2027	2,304,000	2,235,479
[d]	3.46% (SOFR + 0.60%) due 12/10/2025	2,000,000	1,952,920
[d]	3.662% (SOFR + 0.92%) due 2/24/2026	7,590,000	7,446,397
[d]	4.08% (SOFR + 1.32%) due 4/26/2026	1,896,000	1,821,658
[d]	4.323% (SOFR + 1.56%) due 4/26/2028	2,434,000	2,289,420
[d]	4.851% (SOFR + 1.99%) due 7/25/2028	3,880,000	3,722,782
	Mitsubishi UFJ Financial Group, Inc.,
[d,f]	3.837% (H15T1Y + 1.125%) due 4/17/2026	9,714,000	9,288,818
[d,f]	5.017% (H15T1Y + 1.95%) due 7/20/2028	1,750,000	1,681,015
[d,f]	Mizuho Financial Group, Inc., 3.627% (LIBOR 3 Month + 0.63%) due 5/25/2024	11,070,000	10,957,418
[d]	Morgan Stanley, 4.679% (SOFR + 1.669%) due 7/17/2026	1,560,000	1,518,738
[d,f]	Natwest Group plc, 1.642% (H15T1Y + 0.90%) due 6/14/2027	2,000,000	1,681,560
	Societe Generale SA,
[d,e,f]	1.792% (H15T1Y + 1.00%) due 6/9/2027	1,667,000	1,386,327
[e,f]	2.625% due 1/22/2025	3,000,000	2,779,080
[d,e,f]	3.465% (SOFR + 1.05%) due 1/21/2026	2,600,000	2,515,630
[e,f]	3.875% due 3/28/2024	2,000,000	1,945,220
[e,f]	4.25% due 9/14/2023	3,000,000	2,966,490
[d,f]	Sumitomo Mitsui Financial Group, Inc., 3.102% (SOFR + 0.88%) due 1/14/2027	4,760,000	4,631,194
	UBS Group AG,
[d,e,f]	1.494% (H15T1Y + 0.85%) due 8/10/2027	2,679,000	2,250,548
[d,e,f]	4.49% (H15T1Y + 1.60%) due 8/5/2025	5,200,000	5,072,080
[d,e,f]	4.751% (H15T1Y + 1.75%) due 5/12/2028	3,600,000	3,379,032
[e]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	12,301,000	10,736,436
	Western Union Co., 2.85% due 1/10/2025	2,338,000	2,213,385
	Insurance — 0.1%
[e]	Global Atlantic Fin Co., 4.40% due 10/15/2029	7,275,000	6,180,331
			352,141,328
	Energy — 3.3%
	Energy Equipment & Services — 0.4%
[e]	Enviva Partners LP/Enviva Partners Finance Corp., 6.50% due 1/15/2026	17,644,000	16,715,749
54 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Odebrecht Offshore Drilling Finance Ltd.,
[e,f]	6.72% due 12/1/2022	$ 33,141	$ 32,247
[e,f,i]	7.72% due 12/1/2026 PIK	2,610,407	535,499
[c,e,f]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 10/31/2022	304,899	771
[b,e,f,h]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	10,461,182	614,595
	Oil, Gas & Consumable Fuels — 2.9%
	Buckeye Partners LP, 4.15% due 7/1/2023	4,445,000	4,385,748
[e]	Chesapeake Energy Corp., 5.50% due 2/1/2026	8,950,000	8,572,131
[e]	Citgo Holding, Inc., 9.25% due 8/1/2024	15,777,000	15,661,828
[e]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	725,000	689,316
	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75% due 5/15/2025	10,848,000	10,341,615
[d]	Energy Transfer LP, 5.80% (LIBOR 3 Month + 3.017%) due 11/1/2066	1,200,000	911,940
[e]	Florida Gas Transmission Co. LLC, 2.30% due 10/1/2031	3,985,000	3,013,776
	Galaxy Pipeline Assets Bidco Ltd.,
[e,f]	1.75% due 9/30/2027	8,363,491	7,648,580
[e,f]	2.16% due 3/31/2034	4,031,692	3,311,471
[e,f]	2.625% due 3/31/2036	6,630,000	5,138,250
[e,f]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	16,000,000	7,741,440
	Gray Oak Pipeline LLC,
[e]	2.00% due 9/15/2023	7,848,000	7,579,206
[e]	3.45% due 10/15/2027	5,130,000	4,522,403
[e]	Gulfstream Natural Gas System LLC, 4.60% due 9/15/2025	5,000,000	4,821,850
[e]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	5,487,000	4,895,227
	MPLX LP, 4.95% due 9/1/2032	4,675,000	4,248,219
[e]	Par Petroleum LLC/Par Petroleum Finance Corp., 7.75% due 12/15/2025	451,000	429,302
	Parkland Corp.,
[e,f]	4.50% due 10/1/2029	1,825,000	1,482,667
[e,f]	5.875% due 7/15/2027	3,726,000	3,449,382
	Petroleos Mexicanos,
[f]	3.50% due 1/30/2023	2,674,000	2,634,799
[f]	5.95% due 1/28/2031	2,802,000	1,891,462
[e,f]	8.75% due 6/2/2029	6,500,000	5,555,810
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	4,466,000	4,185,195
[e,f]	Petrorio Luxembourg Sarl, 6.125% due 6/9/2026	800,000	724,136
[e]	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50% due 10/15/2026	848,000	795,093
[c,d]	Summit Midstream Partners LP, Series A, 9.50% (LIBOR 3 Month + 7.43%) due 12/15/2022	2,114,000	1,492,209
	Sunoco LP/Sunoco Finance Corp.,
	4.50% due 4/30/2030	2,500,000	2,051,250
	5.875% due 3/15/2028	10,000,000	9,133,700
	6.00% due 4/15/2027	3,000,000	2,859,330
	Tennessee Gas Pipeline Co. LLC,
[e]	2.90% due 3/1/2030	5,835,000	4,791,235
	7.00% due 3/15/2027	2,251,000	2,320,646
			155,178,077
	Food & Staples Retailing — 0.5%
	Food & Staples Retailing — 0.5%
	7-Eleven, Inc.,
[e]	0.625% due 2/10/2023	540,000	532,154
[e]	0.80% due 2/10/2024	5,236,000	4,953,151
[e]	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.875% due 2/15/2028	13,948,000	12,867,170
[e]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	3,567,000	3,571,173
			21,923,648
	Food, Beverage & Tobacco — 2.2%
	Beverages — 0.7%
[e,f]	Becle SAB de CV, 2.50% due 10/14/2031	10,661,000	8,278,160
[e,f]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	14,625,000	12,618,889
	Constellation Brands, Inc., 4.35% due 5/9/2027	3,194,000	3,068,284
	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	6,445,000	5,229,989
	Keurig Dr Pepper, Inc., 3.95% due 4/15/2029	6,036,000	5,512,256
	Food Products — 0.8%
[e,f]	Barry Callebaut Services NV, 5.50% due 6/15/2023	13,052,000	12,932,052
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Darling Ingredients, Inc.,
[e]	5.25% due 4/15/2027	$ 3,700,000	$ 3,498,387
[e]	6.00% due 6/15/2030	1,000,000	954,490
[d]	General Mills, Inc., 3.75% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,530,000	2,539,994
	Kraft Heinz Foods Co., 3.875% due 5/15/2027	4,582,000	4,282,704
	Post Holdings, Inc.,
[e]	4.625% due 4/15/2030	8,247,000	6,772,766
[e]	5.625% due 1/15/2028	8,445,000	7,710,116
	Tobacco — 0.7%
	Altria Group, Inc., 2.45% due 2/4/2032	9,890,000	6,995,790
	BAT Capital Corp., 2.726% due 3/25/2031	7,615,000	5,628,018
[e,f]	Imperial Brands Finance plc, 6.125% due 7/27/2027	5,000,000	4,927,100
[e]	Vector Group Ltd., 10.50% due 11/1/2026	14,927,000	13,831,657
			104,780,652
	Health Care Equipment & Services — 2.1%
	Health Care Equipment & Supplies — 0.3%
[e]	Hologic, Inc., 3.25% due 2/15/2029	10,357,000	8,508,483
[e,f]	Olympus Corp., 2.143% due 12/8/2026	5,510,000	4,836,237
	Health Care Providers & Services — 1.5%
	Centene Corp.,
	2.625% due 8/1/2031	3,950,000	2,990,229
	3.375% due 2/15/2030	6,697,000	5,475,065
	Charles River Laboratories International, Inc.,
[e]	3.75% due 3/15/2029	4,567,000	3,801,845
[e]	4.25% due 5/1/2028	4,480,000	3,917,312
[e]	Highmark, Inc., 1.45% due 5/10/2026	8,000,000	7,033,680
	Humana, Inc., 0.65% due 8/3/2023	6,500,000	6,279,910
	IQVIA, Inc. (EUR),
[e]	2.25% due 3/15/2029	9,460,000	7,115,332
[e]	2.875% due 6/15/2028	5,000,000	3,995,762
	Tenet Healthcare Corp.,
[e]	4.25% due 6/1/2029	4,123,000	3,412,731
[e]	4.375% due 1/15/2030	8,675,000	7,235,210
	4.625% due 7/15/2024	3,656,000	3,537,436
[e]	4.875% due 1/1/2026	2,826,000	2,624,280
[e]	6.125% due 6/15/2030	4,500,000	4,138,920
	Universal Health Services, Inc.,
[e]	1.65% due 9/1/2026	6,179,000	5,177,199
[e]	2.65% due 10/15/2030	4,646,000	3,431,443
	Health Care Technology — 0.3%
[e]	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75% due 3/1/2025	14,469,000	14,404,757
			97,915,831
	Household & Personal Products — 1.4%
	Household Durables — 0.1%
	Newell Brands, Inc.,
	4.45% due 4/1/2026	985,000	906,229
	6.625% due 9/15/2029	6,300,000	6,160,959
	Household Products — 1.1%
[e]	Energizer Holdings, Inc., 4.75% due 6/15/2028	8,110,000	6,428,148
[e]	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00% due 12/31/2026	4,585,000	4,009,170
	Prestige Brands, Inc.,
[e]	3.75% due 4/1/2031	6,386,000	4,961,220
[e]	5.125% due 1/15/2028	12,321,000	11,119,579
	Scotts Miracle-Gro Co., 4.375% due 2/1/2032	13,166,000	9,357,603
	Spectrum Brands, Inc.,
[e]	3.875% due 3/15/2031	9,098,000	6,197,922
[e]	5.50% due 7/15/2030	5,705,000	4,490,405
	Spectrum Brands, Inc. (EUR), 4.00% due 10/1/2026	2,900,000	2,430,034
[e]	Spectrum Brands, Inc.(EUR), 4.00% due 10/1/2026	2,000,000	1,675,886
56 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Personal Products — 0.2%
[e]	Edgewell Personal Care Co., 5.50% due 6/1/2028	$ 10,292,000	$ 9,230,483
			66,967,638
	Insurance — 3.7%
	Insurance — 3.7%
[e]	American National Group, Inc., 6.144% due 6/13/2032	12,684,000	11,644,039
[e,f]	Ascot Group Ltd., 4.25% due 12/15/2030	4,193,000	3,498,304
	Brighthouse Financial Global Funding,
[e]	1.55% due 5/24/2026	2,089,000	1,796,185
[e]	2.00% due 6/28/2028	4,823,000	3,956,017
[d,e]	2.996% (SOFR + 0.76%) due 4/12/2024	2,307,000	2,276,986
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	3,750,000	3,514,087
[e,f]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	4,790,000	4,613,632
[d]	Enstar Finance LLC, 5.75% (5-Yr. CMT + 5.468%) due 9/1/2040	1,672,000	1,513,712
	Enstar Group Ltd.,
[f]	3.10% due 9/1/2031	6,975,000	4,921,909
[f]	4.95% due 6/1/2029	4,726,000	4,237,237
	Equitable Financial Life Global Funding,
[e]	1.00% due 1/9/2026	3,000,000	2,611,890
[e]	1.40% due 8/27/2027	4,620,000	3,836,771
[e]	1.80% due 3/8/2028	4,074,000	3,405,701
	F&G Global Funding,
[e]	1.75% due 6/30/2026	9,523,000	8,269,487
[e]	2.00% due 9/20/2028	6,641,000	5,301,909
[e]	2.30% due 4/11/2027	4,467,000	3,847,025
	Fairfax Financial Holdings Ltd.,
[f]	3.375% due 3/3/2031	1,520,000	1,234,362
[f]	4.625% due 4/29/2030	4,673,000	4,202,055
[f]	4.85% due 4/17/2028	1,105,000	1,033,131
[e,f]	5.625% due 8/16/2032	8,657,000	7,988,593
[e]	Fairfax U.S., Inc., 4.875% due 8/13/2024	1,187,000	1,163,759
[e,f]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	4,409,000	4,333,782
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	5,137,000	4,190,765
	First American Financial Corp., 4.00% due 5/15/2030	1,843,000	1,537,080
	GA Global Funding Trust,
[e]	2.25% due 1/6/2027	3,580,000	3,107,834
[d,e]	3.374% (SOFR + 0.50%) due 9/13/2024	5,322,000	5,167,077
[e]	3.85% due 4/11/2025	5,860,000	5,579,013
	Globe Life, Inc., 4.80% due 6/15/2032	3,038,000	2,813,978
[e,f]	Intact Financial Corp., 5.459% due 9/22/2032	5,922,000	5,766,962
	Jackson Financial, Inc., 5.17% due 6/8/2027	2,788,000	2,681,470
	Mercury General Corp., 4.40% due 3/15/2027	2,438,000	2,265,999
[d,e]	Nationwide Mutual Insurance Co., 5.583% (LIBOR 3 Month + 2.29%) due 12/15/2024	6,178,000	6,183,993
[d,e]	Pacific Life Global Funding II, 3.435% (SOFR + 0.62%) due 6/4/2026	4,533,000	4,373,121
[f]	Pentair Finance Sarl, 5.90% due 7/15/2032	9,193,000	8,767,824
[e]	Protective Life Corp., 3.40% due 1/15/2030	4,902,000	4,245,181
	Reliance Standard Life Global Funding II,
[e]	1.512% due 9/28/2026	4,000,000	3,460,160
[e]	2.75% due 5/7/2025	2,900,000	2,703,090
[e]	3.85% due 9/19/2023	3,000,000	2,955,480
[e]	RGA Global Funding, 2.00% due 11/30/2026	4,124,000	3,604,087
[e]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	2,000,000	1,822,520
[e]	Security Benefit Global Funding, 1.25% due 5/17/2024	2,404,000	2,237,331
	Stewart Information Services Corp., 3.60% due 11/15/2031	13,735,000	10,589,136
			173,252,674
	Materials — 4.1%
	Chemicals — 1.1%
	Celanese U.S. Holdings LLC, 6.05% due 3/15/2025	9,084,000	8,875,795
[e,f]	NOVA Chemicals Corp., 5.25% due 6/1/2027	9,300,000	7,913,091
[e,f]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00% due 1/27/2030	12,383,000	10,365,066
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	OCP SA,
[e,f]	3.75% due 6/23/2031	$ 7,800,000	$ 5,884,710
[e,f]	5.625% due 4/25/2024	4,710,000	4,684,566
	Phosagro OAO Via Phosagro Bond Funding DAC,
[e,f]	3.05% due 1/23/2025	933,000	529,468
[e,f]	3.949% due 4/24/2023	11,250,000	6,807,375
[e,f]	SPCM SA, 3.125% due 3/15/2027	8,405,000	7,350,509
	Containers & Packaging — 1.8%
[e,f]	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance plc, 3.25% due 9/1/2028	16,310,000	13,323,150
	Ball Corp.,
	2.875% due 8/15/2030	14,300,000	10,997,558
	3.125% due 9/15/2031	5,414,000	4,062,503
	Graphic Packaging International LLC,
[e]	3.50% due 3/15/2028 - 3/1/2029	8,150,000	6,945,856
	4.875% due 11/15/2022	8,160,000	8,152,738
[e]	Matthews International Corp., Class C, 5.25% due 12/1/2025	15,091,000	13,591,709
	Sealed Air Corp.,
[e]	5.00% due 4/15/2029	8,460,000	7,589,974
[e]	5.125% due 12/1/2024	4,500,000	4,342,545
[e]	Silgan Holdings, Inc., 1.40% due 4/1/2026	17,582,000	14,985,490
	Metals & Mining — 1.2%
[f]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	15,715,000	12,769,538
[e]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	16,150,000	15,886,270
	Compass Minerals International, Inc.,
[e]	4.875% due 7/15/2024	3,575,000	3,379,197
[e]	6.75% due 12/1/2027	11,123,000	10,461,070
[e,f]	Metalloinvest Finance DAC, Series 2022-1A Class A, 3.375% due 10/22/2028	7,500,000	4,304,550
	Stillwater Mining Co.,
[e]	4.00% due 11/16/2026	9,328,000	7,706,047
[e]	4.50% due 11/16/2029	3,050,000	2,264,229
			193,173,004
	Media & Entertainment — 1.2%
	Hotels, Restaurants & Leisure — 0.1%
[e]	WMG Acquisition Corp. (EUR), 2.25% due 8/15/2031	9,718,000	6,791,464
	Media — 1.1%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
[e]	4.25% due 2/1/2031	6,548,000	5,065,664
[e]	4.75% due 3/1/2030	8,394,000	6,800,399
[e]	Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.875% due 8/15/2027	3,880,000	3,352,592
[e]	Magallanes, Inc., 3.528% due 3/15/2024	4,585,000	4,425,213
[e]	News Corp., 5.125% due 2/15/2032	1,980,000	1,753,884
[e]	Sirius XM Radio, Inc., 5.00% due 8/1/2027	19,275,000	17,686,547
[e,f]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	14,200,000	12,328,298
			58,204,061
	Pharmaceuticals, Biotechnology & Life Sciences — 0.4%
	Biotechnology — 0.1%
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	2,505,000	2,274,690
[f]	Royalty Pharma plc, 1.20% due 9/2/2025	4,086,000	3,615,620
	Life Sciences Tools & Services — 0.2%
[e]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	11,000,000	9,818,495
	Pharmaceuticals — 0.1%
[a,b,h]	Atlas U.S. Royalty LLC Participation Rights, Zero coupon due 3/15/2027	5,450,000	545
[e]	Bayer US Finance II LLC, 4.25% due 12/15/2025	2,500,000	2,397,100
			18,106,450
	Real Estate — 1.7%
	Equity Real Estate Investment Trusts — 1.4%
	American Tower Corp.,
	1.45% due 9/15/2026	1,842,000	1,572,202
	3.65% due 3/15/2027	2,830,000	2,593,780
58 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	4.05% due 3/15/2032	$ 1,546,000	$ 1,331,013
	Crown Castle International Corp.,
	1.05% due 7/15/2026	2,636,000	2,232,771
	2.50% due 7/15/2031	5,453,000	4,207,480
	Digital Realty Trust LP, 5.55% due 1/15/2028	9,202,000	9,125,807
	Iron Mountain, Inc.,
[e]	4.875% due 9/15/2029	2,000,000	1,644,200
[e]	5.00% due 7/15/2028	2,880,000	2,476,800
[e]	5.25% due 7/15/2030	6,085,000	5,045,195
	Retail Opportunity Investments Partnership LP (Guaranty: Retail Opportunity Investments Corp.), 5.00% due 12/15/2023	1,500,000	1,468,935
	SBA Tower Trust,
[e]	1.631% due 5/15/2051	13,500,000	11,507,553
[e]	1.84% due 4/15/2027	3,400,000	2,869,016
[e]	3.448% due 3/15/2048	763,000	755,983
	Service Properties Trust,
	4.35% due 10/1/2024	2,295,000	2,022,377
	4.65% due 3/15/2024	900,000	832,113
	4.95% due 2/15/2027	2,850,000	2,138,554
	5.25% due 2/15/2026	700,000	558,306
[e,f]	Trust Fibra Uno, 5.25% due 1/30/2026	12,784,000	11,610,557
	Vornado Realty LP,
	2.15% due 6/1/2026	1,151,000	973,631
	3.40% due 6/1/2031	957,000	731,330
	Mortgage Real Estate Investment Trusts — 0.1%
	Sun Communities Operating LP, 2.30% due 11/1/2028	5,153,000	4,144,661
	Real Estate Management & Development — 0.2%
[e]	Cushman & Wakefield US Borrower LLC, 6.75% due 5/15/2028	14,249,000	13,230,909
			83,073,173
	Retailing — 0.5%
	Internet & Direct Marketing Retail — 0.3%
[e,f]	B2W Digital Lux Sarl, 4.375% due 12/20/2030	2,000,000	1,354,020
	MercadoLibre, Inc., 2.375% due 1/14/2026	16,065,000	13,693,002
	Multiline Retail — 0.1%
	Dollar General Corp., 4.625% due 11/1/2027	4,357,000	4,242,629
	Specialty Retail — 0.1%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	1,792,000	1,473,311
	3.90% due 4/15/2030	2,996,000	2,577,878
			23,340,840
	Semiconductors & Semiconductor Equipment — 1.2%
	Semiconductors & Semiconductor Equipment — 1.2%
	Broadcom Corp./Broadcom Cayman Finance Ltd.,
[f]	3.50% due 1/15/2028	1,628,000	1,443,580
[f]	3.875% due 1/15/2027	4,975,000	4,585,358
	Broadcom, Inc.,
[e]	3.187% due 11/15/2036	4,861,000	3,328,473
[e]	4.00% due 4/15/2029	940,000	828,638
	4.75% due 4/15/2029	476,000	444,917
	Microchip Technology, Inc.,
	0.972% due 2/15/2024	5,137,000	4,839,619
	4.25% due 9/1/2025	11,300,000	10,930,038
	Micron Technology, Inc.,
	4.663% due 2/15/2030	1,186,000	1,058,979
	5.327% due 2/6/2029	2,031,000	1,927,541
	Qorvo, Inc.,
[e]	3.375% due 4/1/2031	12,907,000	9,664,762
	4.375% due 10/15/2029	1,452,000	1,243,958
[e,f]	Renesas Electronics Corp., 1.543% due 11/26/2024	6,990,000	6,395,011
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	SK Hynix, Inc.,
[e,f]	1.00% due 1/19/2024	$ 2,800,000	$ 2,644,964
[e,f]	1.50% due 1/19/2026	4,400,000	3,818,848
[e,f]	2.375% due 1/19/2031	2,812,000	2,084,311
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	1,160,000	1,008,376
[e,f]	TSMC Global Ltd., 4.375% due 7/22/2027	1,502,000	1,457,946
			57,705,319
	Software & Services — 4.1%
	Information Technology Services — 1.3%
	Block Financial LLC, 2.50% due 7/15/2028	3,605,000	2,984,435
	DXC Technology Co., 2.375% due 9/15/2028	11,657,000	9,550,464
[f]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	4,939,000	4,733,686
[f]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	2,762,000	2,439,039
	Global Payments, Inc.,
	1.50% due 11/15/2024	2,230,000	2,053,852
	2.15% due 1/15/2027	1,394,000	1,193,152
	5.30% due 8/15/2029	4,441,000	4,180,846
	Kyndryl Holdings, Inc.,
	2.05% due 10/15/2026	3,968,000	3,189,518
	2.70% due 10/15/2028	8,296,000	6,102,206
	Leidos, Inc., 2.30% due 2/15/2031	2,220,000	1,636,096
	Sabre GLBL, Inc.,
[e]	7.375% due 9/1/2025	3,586,000	3,211,299
[e]	9.25% due 4/15/2025	2,267,000	2,170,358
[e]	Science Applications International Corp., 4.875% due 4/1/2028	15,749,000	14,107,482
[e]	Wipro IT Services LLC, 1.50% due 6/23/2026	3,953,000	3,444,407
	Internet Software & Services — 0.7%
[e]	Arches Buyer, Inc., 4.25% due 6/1/2028	14,649,000	11,430,468
[e]	Cogent Communications Group, Inc., 7.00% due 6/15/2027	9,967,000	9,441,839
	Prosus NV,
[e,f]	3.061% due 7/13/2031	3,056,000	2,113,132
[e,f]	4.193% due 1/19/2032	14,694,000	10,851,813
	Professional Services — 0.3%
[e]	Korn Ferry, 4.625% due 12/15/2027	15,003,000	13,283,506
	Software — 1.8%
[e]	Fair Isaac Corp., 4.00% due 6/15/2028	16,087,000	13,749,398
	Fidelity National Information Services, Inc., 4.70% due 7/15/2027	12,167,000	11,714,388
[e]	GoTo Group, Inc., 5.50% due 9/1/2027	6,873,000	4,225,864
[e]	Infor, Inc., 1.75% due 7/15/2025	2,250,000	2,025,855
	MSCI, Inc.,
[e]	3.875% due 2/15/2031	9,973,000	8,393,775
[e]	4.00% due 11/15/2029	6,289,000	5,423,068
[e,f]	Open Text Corp., 3.875% due 2/15/2028	7,761,000	6,390,640
[e]	Open Text Holdings, Inc.,4.125% due 2/15/2030 - 12/1/2031	12,327,000	9,539,301
	Oracle Corp.,
	1.65% due 3/25/2026	4,565,000	4,003,368
	2.30% due 3/25/2028	2,257,000	1,883,850
[e]	PTC, Inc., 3.625% due 2/15/2025	14,847,000	13,841,116
	VMware, Inc.,
	1.00% due 8/15/2024	1,180,000	1,092,444
	4.50% due 5/15/2025	4,040,000	3,949,989
			194,350,654
	Technology Hardware & Equipment — 1.7%
	Communications Equipment — 0.3%
	Motorola Solutions, Inc.,
	2.30% due 11/15/2030	337,000	253,336
	5.60% due 6/1/2032	15,242,000	14,455,513
	Electronic Equipment, Instruments & Components — 0.6%
[f]	Allegion plc, 3.50% due 10/1/2029	1,723,000	1,458,761
[f]	Flex Ltd., 4.875% due 5/12/2030	4,671,000	4,202,779
60 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e,f]	Sensata Technologies BV, 5.875% due 9/1/2030	$ 2,375,000	$ 2,220,506
	TD SYNNEX Corp., 1.75% due 8/9/2026	10,183,000	8,656,975
	Trimble, Inc., 4.75% due 12/1/2024	6,525,000	6,444,547
	Vontier Corp.,
	1.80% due 4/1/2026	1,533,000	1,302,989
	2.40% due 4/1/2028	3,491,000	2,722,631
	Technology Hardware, Storage & Peripherals — 0.8%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	5,123,000	4,944,515
	HP, Inc., 4.75% due 1/15/2028	11,941,000	11,219,883
	Lenovo Group Ltd.,
[e,f]	5.831% due 1/27/2028	13,330,000	12,665,899
[f]	5.875% due 4/24/2025	10,993,000	10,839,428
	NetApp, Inc., 2.375% due 6/22/2027	742,000	654,926
			82,042,688
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.3%
	Videotron Ltd.,
[e,f]	5.125% due 4/15/2027	7,150,000	6,566,059
[e,f]	5.375% due 6/15/2024	6,000,000	5,892,600
[e,f]	Virgin Media Secured Finance plc, 5.50% due 5/15/2029	1,800,000	1,549,386
	Wireless Telecommunication Services — 0.7%
	America Movil SAB de CV (MXN), 6.45% due 12/5/2022	45,000,000	2,218,305
	Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.,
[e,f]	8.00% due 12/31/2026	1,111,755	675,224
[e,f]	8.75% due 5/25/2024	4,866,916	4,483,584
[e,f]	SK Telecom Co. Ltd., 3.75% due 4/16/2023	3,000,000	2,975,910
	T-Mobile USA, Inc.,
	2.25% due 2/15/2026	2,232,000	1,999,225
	2.625% due 4/15/2026	2,708,000	2,448,492
	3.375% due 4/15/2029	10,090,000	8,714,329
	5.375% due 4/15/2027	3,690,000	3,633,691
	Vmed O2 UK Financing I plc,
[e,f]	4.25% due 1/31/2031	7,818,000	5,908,923
[e,f]	4.75% due 7/15/2031	1,500,000	1,168,245
			48,233,973
	Transportation — 0.1%
	Airlines — 0.1%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95% due 7/15/2024	3,861,713	3,793,515
	Series 2016-3 Class B, 3.75% due 4/15/2027	782,957	677,845
[e]	British Airways Pass Through Trust, Series 2020-1 Class A, 4.25% due 5/15/2034	1,023,498	918,589
	US Airways Pass Through Trust,
	Series 2010-1A Class PTT, 6.25% due 10/22/2024	579,697	570,329
	Series 2012-1A Class PTT, 5.90% due 4/1/2026	850,524	827,177
			6,787,455
	Utilities — 4.7%
	Electric Utilities — 3.9%
	AEP Texas, Inc.,
	4.70% due 5/15/2032	3,094,000	2,831,722
	Series I, 2.10% due 7/1/2030	3,800,000	2,963,696
[e,f]	AES Andres BV, 5.70% due 5/4/2028	8,167,000	6,698,982
[e]	Alexander Funding Trust, 1.841% due 11/15/2023	18,263,000	17,206,485
	Allegion U.S. Holding Co., Inc., 5.411% due 7/1/2032	7,922,000	7,365,004
[e]	Alliant Energy Finance LLC, 1.40% due 3/15/2026	1,500,000	1,277,010
	American Electric Power Co., Inc., 2.031% due 3/15/2024	3,302,000	3,157,174
	Appalachian Power Co.,
	Series AA, 2.70% due 4/1/2031	4,705,000	3,770,634
	Series BB 4.50% due 8/1/2032	3,327,000	2,995,198
	Black Hills Corp.,
	1.037% due 8/23/2024	8,226,000	7,613,245
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	2.50% due 6/15/2030	$ 1,000,000	$ 788,610
[e]	Boston Gas Co., 3.757% due 3/16/2032	6,140,000	5,171,415
[d]	CenterPoint Energy, Inc., 3.303% (SOFRINDX + 0.65%) due 5/13/2024	2,500,000	2,472,175
	Comision Federal de Electricidad,
[e,f]	3.348% due 2/9/2031	3,020,000	2,174,551
[e,f]	4.688% due 5/15/2029	5,000,000	4,178,550
[f]	5.00% due 9/29/2036	6,582,400	5,251,636
	Enel Finance International NV,
[e,f]	1.375% due 7/12/2026	2,750,000	2,326,775
[e,f]	1.875% due 7/12/2028	4,499,000	3,509,985
[e,f]	2.25% due 7/12/2031	3,843,000	2,684,489
[e,f]	4.625% due 6/15/2027	3,151,000	2,940,419
[e,f]	5.00% due 6/15/2032	1,927,000	1,646,718
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	5,866,000	5,067,227
	3.45% due 12/1/2027	3,000,000	2,745,870
[e]	Evergy Missouri West, Inc., 3.75% due 3/15/2032	4,100,000	3,665,769
	Georgia Power Co., 4.70% due 5/15/2032	12,308,000	11,548,843
[e]	Mid-Atlantic Interstate Transmission LLC, 4.10% due 5/15/2028	945,000	875,372
[e]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	354,705	359,008
[e]	Monongahela Power Co., 3.55% due 5/15/2027	3,305,000	3,046,747
	NextEra Energy Capital Holdings, Inc.,
	0.65% due 3/1/2023	6,667,000	6,560,395
	5.00% due 7/15/2032	1,580,000	1,510,306
	Pacific Gas & Electric Co., 3.25% due 2/16/2024	8,680,000	8,380,280
[d]	PPL Electric Utilities Corp., 3.303% (SOFR + 0.33%) due 6/24/2024	3,560,000	3,514,788
	Puget Energy, Inc.,
	2.379% due 6/15/2028	2,980,000	2,495,333
	4.10% due 6/15/2030	1,950,000	1,718,106
	4.224% due 3/15/2032	3,655,000	3,159,455
	Southern California Edison Co., Series J, 0.70% due 8/1/2023	8,857,000	8,560,290
	Southern Co.,
	3.25% due 7/1/2026	6,725,000	6,236,362
	5.113% due 8/1/2027	6,096,000	5,928,421
[e]	Toledo Edison Co., 2.65% due 5/1/2028	3,933,000	3,412,900
	Transelec SA,
[e,f]	4.25% due 1/14/2025	400,000	388,920
[e,f]	4.625% due 7/26/2023	2,409,000	2,375,539
[e]	Vistra Operations Co. LLC, 4.875% due 5/13/2024	12,188,000	11,868,309
	Gas Utilities — 0.8%
[e]	Brooklyn Union Gas Co., 4.632% due 8/5/2027	5,142,000	4,840,421
[d]	CenterPoint Energy Resources Corp., 3.60% (LIBOR 3 Month + 0.50%) due 3/2/2023	1,263,000	1,260,449
[e,f]	ENN Clean Energy International Investment Ltd., 3.375% due 5/12/2026	9,524,000	8,271,594
	Southern Co. Gas Capital Corp., 5.15% due 9/15/2032	6,950,000	6,645,729
	Southwest Gas Corp., 4.05% due 3/15/2032	5,870,000	4,948,410
[d]	Spire Missouri, Inc., 3.307% (SOFR + 0.50%) due 12/2/2024	12,345,000	12,224,513
			220,633,829
	Total Corporate Bonds (Cost $2,576,319,751)		2,279,687,532
	Convertible Bonds — 0.6%
	Diversified Financials — 0.2%
	Diversified Financial Services — 0.2%
	EZCORP, Inc., 2.375% due 5/1/2025	13,431,000	11,544,885
			11,544,885
	Media & Entertainment — 0.2%
	Media — 0.2%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00% due 10/15/2029	15,486,000	8,379,629
			8,379,629
	Real Estate — 0.2%
62 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Equity Real Estate Investment Trusts — 0.2%
[e]	Radius Global Infrastructure, Inc., 2.50% due 9/15/2026	$ 11,200,000	$ 9,158,016
			9,158,016
	Total Convertible Bonds (Cost $32,440,943)		29,082,530
	Long-Term Municipal Bonds — 0.3%
	California Health Facilities Financing Authority, 7.875% due 2/1/2026	1,610,000	1,613,908
	City of Chicago GO,
	Series B,
	7.045% due 1/1/2029	1,940,000	1,947,244
	7.045% due 1/1/2029 (pre-refunded 1/1/2023)	285,000	287,257
	City of Detroit GO,
	Series B
	2.017% due 4/1/2023	275,000	270,808
	2.189% due 4/1/2024	275,000	262,695
	2.511% due 4/1/2025	465,000	433,131
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	2,115,000	2,089,419
	2.631% due 6/15/2024	1,565,000	1,523,773
	New York Transportation Development Corp., 4.248% due 9/1/2035	2,870,000	2,686,202
	West Contra Costa USD GO, 2.612% due 8/1/2032	980,000	767,360
	Total Long-Term Municipal Bonds (Cost $12,409,288)		11,881,797
	Other Government — 0.7%
[e,f]	Dominican Republic International Bond, Series 144A 5.50% due 2/22/2029	5,450,000	4,694,739
[e,f]	Finance Department Government of Sharjah, 3.625% due 3/10/2033	14,382,000	11,131,812
	Indonesia Treasury Bond (IDR),
	7.50% due 5/15/2038 - 4/15/2040	80,985,000,000	5,332,691
	8.375% due 4/15/2039	44,919,000,000	3,155,997
	Nigeria Government International Bond,
[e,f]	7.625% due 11/28/2047	10,000,000	5,525,800
[e,f]	Series 144A 8.25% due 9/28/2051	4,300,000	2,410,150
	Total Other Government (Cost $37,531,294)		32,251,189
	U.S. Treasury Securities — 3.6%
	United States Treasury Inflation Indexed Bonds, 0.125%, 4/15/2025	15,241,602	14,450,683
	United States Treasury Notes,
	0.375%, 11/30/2025	8,200,000	7,269,172
	1.00%, 7/31/2028	60,000,000	50,535,938
	1.25%, 6/30/2028	50,000,000	42,851,562
	United States Treasury Notes Inflationary Index, 0.125%, 4/15/2027 - 1/15/2032	63,296,755	56,290,563
	Total U.S. Treasury Securities (Cost $181,478,082)		171,397,918
	U.S. Government Agencies — 0.3%
[c,d,e]	Farm Credit Bank of Texas, Series 4, 5.70% (5-Yr. CMT + 5.415%), 9/15/2025	9,580,000	9,053,100
[f]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50%, 1/23/2029	4,118,000	3,164,395
	Total U.S. Government Agencies (Cost $13,993,984)		12,217,495
	Mortgage Backed — 12.6%
[d,e]	Ajax Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-G Class A, 3.00% due 9/25/2059	5,494,365	5,220,295
	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2022 Class B1, 4.045% due 12/25/2066	4,575,000	2,918,401
[d,e]	Series 2022-6 Class A3, due 7/25/2067	5,000,000	4,485,032
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class A1, 3.805% due 1/25/2049	966,054	900,219
[d,e]	Series 2019-3 Class A1, 2.962% due 10/25/2048	1,846,533	1,688,119
[d,e]	Series 2021-1R Class A1, 1.175% due 10/25/2048	3,720,428	3,182,573
[d,e]	Barclays Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A3, 4.53% due 2/25/2062	16,827,926	15,800,013
[d]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 4.044% due 8/25/2033	26,412	26,367
[e]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	1,392,751	1,365,348
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Cascade MH Asset Trust, Whole Loan Securities Trust CMO, Series 2021-MH1 Class B3, 7.714% due 2/25/2046	$ 1,936,119	$ 1,481,497
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class B4, 3.906% due 3/25/2050	730,550	591,767
[d,e]	Series 2019-1 Class B5, 3.906% due 3/25/2050	376,396	281,073
[d,e]	Series 2019-1 Class B6, 3.711% due 3/25/2050	507,679	307,219
[d,e]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	2,673,318	2,320,271
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2022-1 Class A1, 3.007% due 1/25/2067	4,106,532	3,763,199
	Series 2022-2 Class B2,
[d,e]	4.544% due 1/25/2067	4,700,000	3,637,732
[d,e]	4.655% due 3/25/2067	7,015,000	5,436,350
	CIM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-INV1 Class A4, 4.00% due 8/25/2048	197,827	184,216
[d,e,g]	Series 2020-J1 Class AIO1, 0.447% due 7/25/2050	15,883,876	243,513
[d,e,g]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	14,167,018	260,335
[d,e,g]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	19,139,415	130,489
[d,e]	Series 2020-J1 Class B4, 3.447% due 7/25/2050	345,005	273,188
[d,e]	Series 2020-J1 Class B5, 3.447% due 7/25/2050	172,502	116,812
[d,e]	Series 2020-J1 Class B6, 3.447% due 7/25/2050	325,435	110,911
[d,e,g]	Series 2020-J2 Class AX1, 0.259% due 1/25/2051	111,074,573	1,231,039
[d,e,g]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	118,162,003	1,133,044
[d,e]	Series 2020-J2 Class B4, 2.759% due 1/25/2051	491,000	207,602
[d,e]	Series 2020-J2 Class B5, 2.759% due 1/25/2051	164,000	66,250
[d,e]	Series 2020-J2 Class B6, 2.759% due 1/25/2051	654,523	160,355
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d]	Series 2004-HYB2 Class B1, 2.729% due 3/25/2034	24,138	22,982
[d,e]	Series 2014-A Class A, 4.00% due 1/25/2035	455,522	428,387
[d,e]	Series 2019-E Class A1, 3.228% due 11/25/2070	19,109,344	18,443,972
[d,e]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	1,180,900	922,680
[d,e]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	770,600	588,701
[d,e]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	386,242	266,982
[e,g]	Series 2020-EXP1 Class XS, due 5/25/2060	21,929,696	72,236
[d,e,g]	Series 2020-EXP2 Class A3IW, 1.005% due 8/25/2050	17,558,623	801,414
[d,e,g]	Series 2020-EXP2 Class A4IW, 1.005% due 8/25/2050	1,899,847	86,713
[d,e]	Series 2020-EXP2 Class B5, 3.505% due 8/25/2050	153,000	82,772
[d,e]	Series 2020-EXP2 Class B6, 3.505% due 8/25/2050	372,000	156,852
[d,e,g]	Series 2021-J1 Class A5IX, 0.112% due 4/25/2051	118,903,336	573,090
[d,e,g]	Series 2021-J1 Class AIOS, 0.23% due 4/25/2051	119,971,424	1,355,485
[d,e]	Series 2021-J1 Class B4, 2.612% due 4/25/2051	375,000	132,141
[d,e]	Series 2021-J1 Class B5, 2.612% due 4/25/2051	616,000	193,916
[d,e]	Series 2021-J1 Class B6, 2.612% due 4/25/2051	454,249	105,770
[d,e,g]	Series 2021-J2 Class A4I2, 0.18% due 7/25/2051	37,746,231	333,964
[d,e,g]	Series 2021-J2 Class A5IX, 0.092% due 7/25/2051	344,759,167	1,487,670
[d,e,g]	Series 2021-J2 Class AIOS, 0.08% due 7/25/2051	363,159,280	1,434,298
[d,e]	Series 2021-J2 Class B4, 2.772% due 7/25/2051	2,281,541	921,475
[d,e]	Series 2021-J2 Class B5, 2.772% due 7/25/2051	623,000	238,743
[d,e]	Series 2021-J2 Class B6, 2.772% due 7/25/2051	1,247,350	292,996
[d,e,g]	Series 2021-J3 Class A3I1, 0.50% due 9/25/2051	15,643,605	385,574
[d,e,g]	Series 2021-J3 Class A5I2, 0.25% due 9/25/2051	128,755,103	1,617,499
[d,e,g]	Series 2021-J3 Class AIOS, 0.08% due 9/25/2051	135,356,998	455,720
[d,e]	Series 2021-J3 Class B4, 2.855% due 9/25/2051	1,032,000	382,461
[d,e]	Series 2021-J3 Class B5, 2.855% due 9/25/2051	173,000	62,573
[d,e]	Series 2021-J3 Class B6, 2.855% due 9/25/2051	590,214	161,323
[d,e,g]	Series 2022-INV1 Class A5IX, 0.299% due 11/27/2051	218,076,015	3,280,343
[d,e]	Series 2022-INV1 Class B4, 3.299% due 11/27/2051	1,361,159	898,686
[d,e]	Series 2022-INV1 Class B6, 3.299% due 11/27/2051	3,431,501	1,172,179
[d,e,g]	Series 2022-J1 Class A4IO, 0.25% due 2/25/2052	34,745,893	411,555
[d,e,g]	Series 2022-J1 Class A5IX, 0.16% due 2/25/2052	317,365,393	2,380,018
[d,e,g]	Series 2022-J1 Class AIOS, 0.08% due 2/25/2052	333,111,743	1,076,784
[d,e]	Series 2022-J1 Class B4, 2.91% due 2/25/2052	700,598	265,367
[d,e]	Series 2022-J1 Class B5, 2.91% due 2/25/2052	527,000	172,441
[d,e]	Series 2022-J1 Class B6, 2.91% due 2/25/2052	1,404,735	330,371
	COMM Mortgage Trust, CMBS, Series 2015-DC1 Class A4, 3.078% due 2/10/2048	4,810,000	4,647,123
64 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	CSMC Trust, CMBS, Series 2021-BPNY Class A, 6.532% (LIBOR 1 Month + 3.714%) due 8/15/2023	$ 13,600,000	$ 13,203,564
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2013-HYB1 Class B3, 3.307% due 4/25/2043	1,094,574	1,068,930
[d,e]	Series 2019-RP10 Class A1, 2.938% due 12/26/2059	14,079,517	13,697,238
[d,e,g]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	59,436,520	379,425
[d,e]	Series 2021-AFC1 Class B3, 4.353% due 3/25/2056	146,228	121,450
[d,e,g]	Series 2021-AFC1 Class XS, 3.329% due 3/25/2056	59,436,520	5,826,895
[d,e]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	2,939,683	2,427,421
[d,e]	Series 2021-NQM3 Class B2, 4.128% due 4/25/2066	2,650,000	1,793,172
[d,e]	Series 2021-NQM8 Class B2, 4.198% due 10/25/2066	3,478,650	2,264,236
[d,e]	Series 2022-ATH2 Class A1, 4.547% due 5/25/2067	6,308,928	6,062,650
[d,e]	Series 2022-NQM5 Class A3, 5.169% due 5/25/2067	4,136,469	3,898,367
[d,e]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	940,823	834,029
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-2 Class A1, 2.739% due 11/25/2059	1,212,677	1,149,716
[d,e]	Series 2021-2 Class A1, 0.931% due 6/25/2066	3,309,793	2,719,423
[d,e]	Series 2022-1 Class B2, 3.888% due 1/25/2067	6,901,000	4,172,727
	Federal Home Loan Mtg Corp.,
	3.00% due 3/1/2052 - 5/1/2052	12,037,189	10,483,133
	5.00% due 9/1/2052 - 10/1/2052	14,735,392	14,491,977
[d,g]	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS, Series KIR1 Class X, 1.182% due 3/25/2026	33,785,953	1,022,454
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	7,035,255	6,380,977
	Series 2020-2 Class MA, 2.00% due 11/25/2059	3,338,912	3,033,758
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
[d,e]	Series 2017-SC01 Class M1, 3.647% due 12/25/2046	406,346	391,107
[d,e]	Series 2017-SC02 Class M1, 3.857% due 5/25/2047	174,383	170,370
	Federal National Mtg Assoc.,
	3.00% due 10/1/2051	8,379,670	7,298,699
	5.00% due 6/1/2052 - 9/1/2052	8,667,701	8,506,051
	Federal National Mtg Assoc., CMO REMIC, Series 1994-37 Class L, 6.50% due 3/25/2024	162	164
	Federal National Mtg Assoc., UMBS Collateral, Pool MA4599, 3.00% due 5/1/2052	3,201,540	2,784,340
	First Republic Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2020-1 Class A2IO, 1.241% due 4/25/2050	129,290,770	2,486,843
[d,e]	Series 2020-1 Class B3, 2.881% due 4/25/2050	1,416,120	1,056,368
[d,e]	Series 2020-1 Class B4, 2.881% due 4/25/2050	1,325,000	769,123
[d,e]	Series 2020-1 Class B5, 2.881% due 4/25/2050	470,000	220,931
[d,e]	Series 2020-1 Class B6, 2.881% due 4/25/2050	755,000	270,097
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class 2A2, 3.00% due 3/25/2047	343,337	303,237
[d,e]	Series 2018-3 Class B4, 4.478% due 5/25/2048	5,411,245	4,637,584
[d,e]	Series 2019-2 Class B3, 4.042% due 12/25/2049	3,666,969	3,178,001
[d,e,g]	Series 2020-2 Class AX1, 0.677% due 8/25/2050	29,008,941	759,938
[d,e,g]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	4,971,355	101,702
[d,e]	Series 2020-2 Class B4, 3.677% due 8/25/2050	210,041	167,073
[d,e]	Series 2020-2 Class B5, 3.677% due 8/25/2050	627,247	490,850
[d,e]	Series 2020-2 Class B6C, 3.677% due 8/25/2050	838,391	377,967
[d,e,g]	Series 2021-13INV Class AX1, 0.19% due 12/30/2051	180,223,288	1,610,601
[d,e,g]	Series 2021-13INV Class AX17, 0.18% due 12/30/2051	14,899,506	145,792
[d,e,g]	Series 2021-13INV Class AX4, 0.50% due 12/30/2051	13,627,232	360,756
[d,e]	Series 2021-13INV Class B4, 3.37% due 12/30/2051	2,628,598	1,674,882
[d,e]	Series 2021-13INV Class B5, 3.37% due 12/30/2051	479,194	291,728
[d,e]	Series 2021-13INV Class B6C, 3.342% due 12/30/2051	4,176,775	1,999,550
[d,e]	FREMF Mortgage Trust, CMBS, Series 2016-KF24 Class B, 7.553% (LIBOR 1 Month + 5.00%) due 10/25/2026	363,162	366,024
	GCAT Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	882,373	827,959
[d,e]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	4,684,165	4,444,350
[d,e]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	9,436,778	8,846,317
[d,e]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	4,271,484	3,472,911
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2020-INV1 Class A11X, 3.43% due 10/25/2050	1,039,722	163,892
[d,e,g]	Series 2020-INV1 Class A12X, 2.94% due 10/25/2050	12,449,114	1,682,023
[d,e,g]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	65,215,604	482,178
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 65

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e,g]	Series 2020-INV1 Class AX1, due 10/25/2050	$ 45,011,199	$ 450
[d,e,g]	Series 2020-INV1 Class AX2, 0.44% due 10/25/2050	2,243,610	27,844
[d,e,g]	Series 2020-INV1 Class AX4, 0.931% due 10/25/2050	2,415,219	65,079
[d,e]	Series 2020-INV1 Class B4, 3.87% due 10/25/2050	1,285,338	1,048,256
[d,e]	Series 2020-INV1 Class B5, 3.87% due 10/25/2050	1,285,338	923,016
[d,e]	Series 2020-INV1 Class B6, 3.87% due 10/25/2050	2,968,650	1,650,475
[d,e,g]	Series 2020-INV1 Class BX, 0.37% due 10/25/2050	14,665,276	270,381
[d,e,g]	Series 2020-PJ3 Class A11X, 3.50% due 10/25/2050	2,778,996	373,652
[d,e,g]	Series 2020-PJ3 Class AIOS, 0.20% due 10/25/2050	101,975,282	810,275
[d,e,g]	Series 2020-PJ3 Class AX1, 0.074% due 10/25/2050	82,438,820	147,252
[d,e,g]	Series 2020-PJ3 Class AX2, 0.50% due 10/25/2050	7,689,345	134,933
[d,e,g]	Series 2020-PJ3 Class AX4, 0.35% due 10/25/2050	7,584,495	97,051
[d,e]	Homeward Opportunities Fund I Trust, , Whole Loan Securities Trust CMO, Series 2020-2 Class B3, 5.495% due 5/25/2065	14,305,000	13,637,051
[d,e]	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO, Series 2022-1 A Class A1, 5.082% due 7/25/2067	5,932,337	5,756,745
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2021-NQM3 Class B2, 4.171% due 11/25/2056	5,408,000	3,426,754
[d,e]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	4,691,740	3,907,065
[d,e]	Series 2021-NQM4 Class B2, 4.10% due 1/25/2057	2,500,000	1,552,036
[d,e]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	18,790,612	16,562,478
[d,e]	Series 2022-NQM2 Class B2, 4.20% due 3/25/2067	15,600,000	11,637,642
[d,e]	Series 2022-NQM4 Class A, 4.767% due 6/25/2067	14,409,723	13,899,141
[d,e]	Series 2022-NQM4 Class A3, 5.04% due 6/25/2067	4,364,653	4,178,681
[d,e]	Series 2022-NQM6 Class A1, due 10/25/2067	10,000,000	9,993,087
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.556% due 6/25/2045	865,275	590,130
[d,e]	Series 2016-5 Class B4, 3.777% due 12/25/2046	1,630,300	1,375,851
[d,e]	Series 2016-5 Class B5, 3.777% due 12/25/2046	1,235,587	728,120
[d,e]	Series 2017-5 Class B6, 3.124% due 10/26/2048	3,020,523	2,069,945
[d,e]	Series 2019-8 Class B4, 4.15% due 3/25/2050	3,425,006	2,800,453
[d,e,g]	Series 2020-3 Class AX1, 0.151% due 8/25/2050	10,633,781	40,258
[d,e,g]	Series 2020-4 Class A11X, 2.806% (5.25% - LIBOR 1 Month) due 11/25/2050	2,095,592	122,987
[d,e,g]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	9,500,017	139,547
[d,e,g]	Series 2020-4 Class AX1, 0.109% due 11/25/2050	35,089,638	90,538
[d,e,g]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	970,783	100,699
[d,e,g]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	2,240,537	36,176
[d,e]	Series 2020-4 Class B4, 3.659% due 11/25/2050	1,324,738	985,819
[d,e]	Series 2020-4 Class B5, 3.659% due 11/25/2050	610,904	450,421
[d,e]	Series 2020-4 Class B6, 3.546% due 11/25/2050	1,069,000	449,913
[d,e,g]	Series 2020-7 Class A3X, 0.50% due 1/25/2051	8,037,593	134,999
[d,e,g]	Series 2020-7 Class AX1, 0.126% due 1/25/2051	38,221,701	132,820
[d,e,g]	Series 2020-7 Class AX3, 3.50% due 1/25/2051	2,624,980	509,444
[d,e,g]	Series 2020-7 Class AX4, 0.40% due 1/25/2051	2,456,033	34,026
[d,e]	Series 2020-7 Class B4, 3.526% due 1/25/2051	628,812	503,806
[d,e]	Series 2020-7 Class B5, 3.526% due 1/25/2051	438,639	260,938
[d,e]	Series 2020-7 Class B6, 3.526% due 1/25/2051	588,631	200,296
[d,e]	Series 2020-LTV1 Class B3A, 3.753% due 6/25/2050	2,772,350	2,386,382
[d,e]	Series 2021-11 Class B5, 3.03% due 1/25/2052	2,382,670	1,347,775
[d,e]	Series 2021-11 Class B6, 2.867% due 1/25/2052	2,785,681	1,032,426
[d,e]	Series 2021-LTV2 ClassA1, 2.52% due 5/25/2052	14,993,867	12,199,671
[d,e]	Series 2022-2 Class B4, 3.132% due 8/25/2052	3,327,526	2,059,774
[d,e]	Series 2022-2 Class B5, 3.132% due 8/25/2052	1,769,877	944,232
[d,e]	Series 2022-2 Class B6, 2.641% due 8/25/2052	1,841,056	465,613
[d,e,g]	Series 2022-3 Class AX1, 0.118% due 8/25/2052	412,878,340	2,182,475
[d,e]	Series 2022-3 Class B4, 3.118% due 8/25/2052	2,730,096	1,712,939
[d,e]	Series 2022-3 Class B5, 3.118% due 8/25/2052	1,736,974	691,249
[d,e]	Series 2022-3 Class B6, 3.033% due 8/25/2052	1,505,760	368,676
[d,e]	JPMorgan Wealth Management, Whole Loan Securities Trust CMO, Series 2021-CL1 Class M1, 3.581% (SOFR30A + 1.30%) due 3/25/2051	4,640,194	4,447,314
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2021-INV2 Class AX1, 0.13% due 8/25/2051	107,769,313	687,374
[d,e,g]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	7,384,161	273,154
[d,e]	Series 2021-INV2 Class B5, 3.33% due 8/25/2051	322,914	195,657
[d,e]	Series 2021-INV2 Class B6, 3.279% due 8/25/2051	1,550,932	627,401
66 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e,g]	Series 2021-INV3 Class AX1, 0.171% due 10/25/2051	$ 129,888,400	$ 1,063,708
[d,e,g]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	10,565,279	308,767
[d,e]	Series 2021-INV3 Class B5, 3.221% due 10/25/2051	447,611	273,447
[d,e]	Series 2021-INV3 Class B6, 3.221% due 10/25/2051	1,955,361	816,466
[d]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 3.511% due 8/25/2034	58,264	55,725
[d,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	553,182	541,281
	MFA Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2020-NQM3 Class M1, 2.654% due 1/26/2065	800,000	644,934
[d,e]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	10,233,318	8,805,861
[d,e]	Series 2022-INV1 Class A3, 4.25% due 4/25/2066	4,950,000	4,331,187
[d,e]	Series 2022-NQM3 Class A1, due 9/25/2067	10,000,000	9,891,939
[d,e]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1, 3.875% due 9/25/2056	9,443,993	8,699,275
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-3A Class A1, 4.00% due 4/25/2057	1,050,561	997,135
[d,e]	Series 2017-4A Class A1, 4.00% due 5/25/2057	849,821	800,769
[d,e]	Series 2017-5A Class A1, 4.584% (LIBOR 1 Month + 1.50%) due 6/25/2057	535,424	528,189
[d,e]	Series 2017-6A Class A1, 4.00% due 8/27/2057	474,050	447,741
[d,e]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	874,899	831,599
[d,e,g]	Series 2021-INV1 Class AX1, 0.756% due 6/25/2051	109,932,102	4,278,722
[d,e]	Series 2021-INV1 Class B5, 3.256% due 6/25/2051	1,219,055	761,211
[d,e]	Series 2021-INV1 Class B6, due 6/25/2051	2,144,287	981,791
[d,e]	Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	19,944,544	18,166,092
[d,e]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	6,626,496	5,447,955
[d,e]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	17,508,760	14,721,388
	PRKCM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	5,031,566	4,138,286
[d,e]	Series 2021-AFC1 Class B2, 3.95% due 8/25/2056	2,729,000	1,616,013
	PRPM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2022-INV1 Class A1, 4.40% due 4/25/2067	29,483,123	27,632,863
[d,e]	Series 2022-INV1 Class A3, 4.451% due 4/25/2067	9,905,435	8,878,580
[d,e]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 Class A9, 2.50% due 1/25/2052	13,921,108	11,931,040
[d,e]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	6,146,762	735,909
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.138% due 11/25/2030	1,686,000	1,454,031
[d,e]	Series 2016-3 Class B3, 3.621% due 11/25/2046	2,846,143	2,287,373
[d,e]	Series 2017-7 Class B3, 3.72% due 10/25/2047	1,403,067	1,222,876
[d,e]	Series 2018-7 Class B4, 4.253% due 9/25/2048	1,802,000	1,447,498
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-3 Class A1, 2.703% due 9/25/2059	207,264	202,114
[d,e,g]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	16,203,441	64,360
[d,e]	Series 2019-3 Class B2, 5.663% due 9/25/2059	1,978,000	1,637,897
[d,e]	Series 2019-3 Class B3, 5.945% due 9/25/2059	842,000	662,902
[e]	Series 2019-3 Class XS1, due 9/25/2059	16,063,458	585
[e]	Series 2019-3 Class XS2, due 9/25/2059	16,063,458	316,988
[d,e]	Series 2020-2 Class A3, 1.895% due 5/25/2065	1,462,304	1,358,608
[d,e]	Series 2021-2 Class A1, 1.737% due 12/25/2061	7,063,854	5,714,114
[d,e]	Series 2022-1 Class B2, 3.994% due 3/27/2062	4,204,000	2,870,726
[d,e]	Shellpoint Co-Originator Trust, Whole Loan Securities Trust CMO, Series 2016-1 Class B4, 3.557% due 11/25/2046	2,855,004	2,210,190
[d,e]	Spruce Hill Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521% due 1/28/2050	274,582	271,592
[d,e]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	17,564,461	14,415,328
	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-2 Class B3, 3.693% due 7/25/2048	2,594,960	2,258,305
[d,e]	Series 2018-2 Class B4, 3.693% due 7/25/2048	2,040,000	1,305,227
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class A1, 2.75% due 10/25/2056	355,011	349,596
[d,e]	Series 2018-2 Class A1, 3.25% due 3/25/2058	2,082,800	2,020,041
[d,e]	Series 2018-3 Class A1, 3.75% due 5/25/2058	2,588,044	2,482,692
[d,e]	TRK Trust, Whole Loan Securities Trust CMO, Series 2022-INV2 Class A1, 4.35% due 6/25/2057	12,458,994	11,548,455
[d,e]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A2, 1.986% due 4/25/2065	1,381,932	1,263,674
	Wells Fargo Commercial Mortgage Trust CMBS, Series 2016-C34 Class A2, 2.603% due 6/15/2049	2,508,406	2,451,946
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,g]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	97,776,094	2,521,098
[d,e]	Series 2021-INV1 Class B4, 3.318% due 8/25/2051	1,684,986	1,094,370
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 67

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Series 2021-INV1 Class B5, 3.318% due 8/25/2051	$ 1,352,113	$ 828,082
[d,e]	Series 2021-INV1 Class B6, 3.318% due 8/25/2051	1,045,969	380,351
	Total Mortgage Backed (Cost $661,971,010)		595,984,969
	Loan Participations — 1.9%
	Commercial & Professional Services — 0.1%
	Professional Services — 0.1%
[j]	Par Pacific Holdings, Inc., 9.18% (LIBOR 3 Month + 6.75%) due 1/12/2026	4,056,428	3,982,074
			3,982,074
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
[j]	TKC Holdings, Inc., 9.18% (LIBOR 3 Month + 5.50%) due 5/15/2028	4,612,136	3,918,009
			3,918,009
	Health Care Equipment & Services — 0.2%
	Health Care Providers & Services — 0.2%
[j]	Change Healthcare Holdings LLC, 7.75% (PRIME 3 Month + 1.50%) due 3/1/2024	10,536,904	10,495,915
			10,495,915
	Household & Personal Products — 0.1%
	Household Products — 0.1%
[j]	Energizer Holdings, Inc., 5.313% (LIBOR 1 Month + 2.50%) due 12/22/2027	5,545,550	5,289,068
			5,289,068
	Media & Entertainment — 0.4%
	Media — 0.4%
[j]	ABG Intermediate Holdings 2 LLC, 6.634% (SOFR + 3.60%) due 12/21/2028	9,286,725	8,864,922
[j]	DirecTV Financing LLC, 8.115% (LIBOR 1 Month + 5.00%) due 8/2/2027	9,464,000	8,793,286
[j]	Nielsen Finance LLC, 4.705% (LIBOR 1 Month + 2.00%) due 10/4/2023	1,688,022	1,684,157
			19,342,365
	Semiconductors & Semiconductor Equipment — 0.2%
	Information Technology Services — 0.2%
[j]	Xperi Corporation, 6.615% (LIBOR 1 Month + 3.50%) due 6/8/2028	11,269,214	10,867,805
			10,867,805
	Software & Services — 0.8%
	Information Technology Services — 0.2%
[j]	Genpact International, Inc., 3.899% (LIBOR 1 Month + 1.375%) due 8/9/2023	4,776,120	4,740,299
[j]	Vericast Corp., 11.424% (LIBOR 3 Month + 7.75%) due 6/16/2026	3,832,466	2,650,802
	Internet Software & Services — 0.5%
[j]	Titan Acquisition Co. Ltd., 4.00% (LIBOR 3 Month + 4.00%) due 10/18/2028	7,422,700	7,002,056
[j]	Dun & Bradstreet Corporation, 6.33% (LIBOR 1 Month + 3.25%) due 2/6/2026	17,963,298	17,339,073
	Software — 0.1%
[j,k]	GoTo Group, Inc., 7.802% (LIBOR 1 Month + 4.75%) due 8/31/2027	6,726,573	4,647,524
			36,379,754
	Total Loan Participations (Cost $94,637,671)		90,274,990
	Short-Term Investments — 9.8%
[l]	Thornburg Capital Management Fund	46,578,009	465,780,083
	Total Short-Term Investments (Cost $465,780,083)		465,780,083
	Total Investments — 99.3% (Cost $5,133,096,308)		$4,701,880,921
	Other Assets Less Liabilities — 0.7%		33,342,266
	Net Assets — 100.0%		$4,735,223,187
68 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2022
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	38,697,600	3/23/2023	38,413,950	$ 351,294	$ —
Euro	SSB	Sell	7,738,400	3/23/2023	7,681,678	—	(149,661)
Euro	SSB	Sell	3,609,200	3/23/2023	3,582,745	—	(3,505)

Total						$ 351,294	$ (153,166)

Net unrealized appreciation (depreciation)						$ 198,128

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee.
b	Non-income producing.
c	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $2,920,482,766, representing 61.68% of the Fund’s net assets.
f	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
g	Interest only.
h	Bond in default.
i	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2022.
j	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2022.
k	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
l	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ARM	Adjustable Rate Mortgage
BSBY3M	Bloomberg Short Term Bank Yield 3 Month
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
EUR	Denominated in Euro
FCB	Farm Credit Bank
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
IDR	Denominated in Indonesian Rupiah
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MXN	Denominated in Mexican Peso
PIK	Payment-in-kind
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
USD	Unified School District
COUNTRY EXPOSURE * (percent of net assets)
United States	75.4%
Canada	2.1%
Cayman Islands	1.1%
Mexico	1.1%
United Kingdom	1.0%
China	0.9%
Japan	0.8%
United Arab Emirates	0.6%
Belgium	0.5%
France	0.5%
Brazil	0.5%
Germany	0.5%
South Africa	0.5%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 69

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2022
COUNTRY EXPOSURE * (percent of net assets)
Nigeria	0.4%
Russian Federation	0.4%
South Korea	0.3%
Italy	0.3%
Australia	0.3%
Guatemala	0.3%
Bermuda	0.3%
Dominican Republic	0.2%
Switzerland	0.2%
Morocco	0.2%
Spain	0.2%
Indonesia	0.2%
Ireland	0.2%
New Zealand	0.1%
Jamaica	0.1%
Kuwait	0.1%
India	0.1%
Chile	0.1%
Taiwan	0.0%**
Other Assets Less Liabilities	10.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
70 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

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Thornburg Taxable Fixed Income Funds Annual Report  |  71

Statements of Assets and Liabilities
September 30, 2022
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 246,738,955	$ 8,673,663,682	$ 163,998,041	$ 4,667,316,225
Non-controlled affiliated issuers	-	118,768,589	23,148,493	465,780,083
Investments at value
Non-affiliated issuers	223,733,460	7,910,226,129	162,277,680	4,236,100,838
Non-controlled affiliated issuers	-	118,768,589	23,148,493	465,780,083
Cash	1,665,095	6,957,313	-	1,885,548
Foreign currency at value	-	950	86	1,203
Unrealized appreciation on forward currency contracts	-	-	-	351,294
Receivable for investments sold	2,076,334	57,132,682	-	8,413,850
Receivable for fund shares sold	126,483	15,494,773	1,898,487	21,958,759
Dividends receivable	-	556,531	46,861	1,390,047
Principal and interest receivable	630,082	38,643,019	512,785	34,293,083
Prepaid expenses and other assets	49,929	134,529	25,457	107,115
Total Assets	228,281,383	8,147,914,515	187,909,849	4,770,281,820
Liabilities
Unrealized depreciation on forward currency contracts	-	-	-	153,166
Payable for investments purchased	2,025,283	31,908,087	7,679,440	19,314,610
Payable for fund shares redeemed	323,507	30,917,672	245,657	12,144,148
Payable to investment advisor and other affiliates	114,647	3,063,325	8,315	2,028,926
Deferred taxes payable	-	-	-	6,903
Accounts payable and accrued expenses	144,794	1,355,001	85,240	339,548
Dividends payable	54,454	1,801,484	1,413	1,071,332
Total Liabilities	2,662,685	69,045,569	8,020,065	35,058,633
Net Assets	$ 225,618,698	$ 8,078,868,946	$ 179,889,784	$ 4,735,223,187
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 269,174,987	$ 8,971,567,686	$ 182,268,131	$ 5,200,796,382
Accumulated loss	(43,556,289)	(892,698,740)	(2,378,347)	(465,573,195)
Net Assets	$ 225,618,698	$ 8,078,868,946	$ 179,889,784	$ 4,735,223,187
72   |  Thornburg Taxable Fixed Income Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2022
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 57,027,859	$ 598,675,391	$ 34,146,881	$ 321,614,414
Shares outstanding	4,898,497	48,376,638	2,816,085	29,270,306
Net asset value and redemption price per share	$ 11.64	$ 12.38	$ 12.13	$ 10.99
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 11.91	$ 12.66	$ 12.41	$ 11.51 *
Class C Shares:
Net assets applicable to shares outstanding	5,820,970	221,056,713	-	80,325,734
Shares outstanding	497,172	17,891,948	-	7,321,907
Net asset value and redemption price per share**	11.71	12.36	-	10.97
Class C2 Shares:
Net assets applicable to shares outstanding	229,572	9,615,415	-	-
Shares outstanding	19,604	778,176	-	-
Net asset value and redemption price per share**	11.71	12.36	-	-
Class I Shares:
Net assets applicable to shares outstanding	155,927,928	6,890,513,168	145,742,903	4,180,742,163
Shares outstanding	13,394,881	556,660,511	12,026,704	381,486,541
Net asset value and redemption price per share	11.64	12.38	12.12	10.96
Class R3 Shares:
Net assets applicable to shares outstanding	3,470,530	49,513,111	-	641,406
Shares outstanding	297,840	3,998,401	-	58,442
Net asset value and redemption price per share	11.65	12.38	-	10.98
Class R4 Shares:
Net assets applicable to shares outstanding	1,146,522	17,987,421	-	2,043,537
Shares outstanding	98,524	1,454,060	-	186,250
Net asset value and redemption price per share	11.64	12.37	-	10.97
Class R5 Shares:
Net assets applicable to shares outstanding	1,995,317	111,148,518	-	40,507,075
Shares outstanding	171,275	8,982,508	-	3,694,714
Net asset value and redemption price per share	11.65	12.37	-	10.96
Class R6 Shares:
Net assets applicable to shares outstanding	-	180,359,209	-	109,348,858
Shares outstanding	-	14,545,295	-	9,947,401
Net asset value and redemption price per share	-	12.40	-	10.99

*	Net asset value, plus 4.50% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Annual Report  |  73

Statements of Operations
Year Ended September 30, 2022
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 2,031	$ 370,387	$ -	$ 1,430,694
Non-controlled affiliated issuers	-	3,807,125	149,435	4,173,899
Interest income	5,385,361	219,520,636	1,962,075	169,402,565
Total Income	5,387,392	223,698,148	2,111,510	175,007,158
EXPENSES
Investment management fees	1,045,837	29,147,067	258,061	24,748,192
Administration fees	239,000	8,155,582	89,535	3,721,381
Distribution and service fees
Class A Shares	183,460	1,773,718	33,234	891,563
Class C Shares	39,324	1,453,680	-	914,578
Class C2 Shares	3,581	73,062	-	-
Class R3 Shares	27,114	274,690	-	3,750
Class R4 Shares	4,262	29,250	-	5,343
Transfer agent fees
Class A Shares	78,146	701,873	35,985	397,077
Class C Shares	11,821	195,559	-	73,543
Class C2 Shares	1,739	8,488	-	-
Class I Shares	170,968	7,788,604	73,793	3,258,985
Class R3 Shares	11,243	51,294	-	2,955
Class R4 Shares	7,258	48,895	-	12,774
Class R5 Shares	6,222	365,084	-	133,190
Class R6 Shares	-	33,706	-	16,278
Registration and filing fees
Class A Shares	23,014	20,880	25,468	35,334
Class C Shares	16,405	23,871	-	19,775
Class C2 Shares	4,311	18,519	-	-
Class I Shares	6,388	61,147	32,901	69,994
Class R3 Shares	15,479	15,585	-	17,891
Class R4 Shares	18,741	18,293	-	19,349
Class R5 Shares	17,282	16,696	-	17,957
Class R6 Shares	-	18,636	-	20,342
Custodian fees	81,720	573,750	76,225	408,050
Professional fees	53,152	167,452	50,536	146,640
Trustee and officer fees	16,673	558,244	4,418	235,032
Other expenses	41,868	744,880	11,929	309,671
Total Expenses	2,125,008	52,338,505	692,085	35,479,644
Less:
Expenses reimbursed	(89,116)	(2,050,574)	(258,952)	(4,172,843)
Investment management fees waived	-	-	(90,119)	(3,020,273)
Net Expenses	2,035,892	50,287,931	343,014	28,286,528
Net Investment Income (Loss)	$ 3,351,500	$ 173,410,217	$ 1,768,496	$ 146,720,630
74   |  Thornburg Taxable Fixed Income Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2022
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ (3,914,810)	$ (112,711,590)	$ (408,939)	$ (34,312,662)
Forward currency contracts	-	-	-	2,306,246
Foreign currency transactions	-	-	-	(323,279)
Net realized gain (loss)	(3,914,810)	(112,711,590)	(408,939)	(32,329,695)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments*	(25,443,104)	(918,159,892)	(1,856,583)	(489,575,132)
Forward currency contracts	-	-	-	103,851
Foreign currency translations	-	(59)	(2)	(22,861)
Change in net unrealized appreciation (depreciation)	(25,443,104)	(918,159,951)	(1,856,585)	(489,494,142)
Net Realized and Unrealized Gain (Loss)	(29,357,914)	(1,030,871,541)	(2,265,524)	(521,823,837)
Change in Net Assets Resulting from Operations	$ (26,006,414)	$ (857,461,324)	$ (497,028)	$ (375,103,207)
* Net of change in deferred taxes	$ -	$ -	$ -	$ 17,937
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Annual Report  |  75

Statements of Changes in Net Assets

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND		THORNBURG LIMITED TERM INCOME FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 3,351,500	$ 2,650,322	$ 173,410,217	$ 135,614,167
Net realized gain (loss)	(3,914,810)	(481,170)	(112,711,590)	31,389,587
Net change in unrealized appreciation (depreciation)	(25,443,104)	(6,115,378)	(918,159,951)	(119,058,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,006,414)	(3,946,226)	(857,461,324)	47,944,956
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,077,301)	(1,094,797)	(12,209,248)	(21,072,252)
Class C Shares	(89,707)	(105,422)	(4,274,325)	(8,841,603)
Class C2 Shares†	(5,977)	(2,960)	(138,924)	(126,453)
Class I Shares	(3,332,395)	(3,422,038)	(162,307,895)	(221,942,585)
Class R3 Shares	(73,375)	(90,264)	(840,905)	(1,410,582)
Class R4 Shares	(23,597)	(26,679)	(192,235)	(171,614)
Class R5 Shares	(37,478)	(30,686)	(2,585,649)	(4,172,915)
Class R6 Shares	-	-	(3,874,795)	(3,047,965)
FUND SHARE TRANSACTIONS
Class A Shares	(27,886,841)	8,081,692	(142,969,791)	68,738,938
Class C Shares	(3,412,668)	(7,583,446)	(108,485,863)	(43,304,295)
Class C2 Shares†	(393,489)	687,492	(2,056,363)	13,071,097
Class I Shares	(43,028,059)	(18,148,982)	(1,058,145,415)	2,018,755,489
Class R3 Shares	(3,567,935)	(1,415,499)	3,797,881	(7,865,318)
Class R4 Shares	(677,402)	(704,842)	8,552,330	4,508,488
Class R5 Shares	38,259	(53,994)	(9,631,811)	(11,086,652)
Class R6 Shares	-	-	73,435,426	31,498,592
Net Increase (Decrease) in Net Assets	(109,574,379)	(27,856,651)	(2,279,388,906)	1,861,475,326
NET ASSETS
Beginning of Year	335,193,077	363,049,728	10,358,257,852	8,496,782,526
End of Year	$ 225,618,698	$ 335,193,077	$ 8,078,868,946	$ 10,358,257,852

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
76  |  Thornburg Taxable Fixed Income Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG ULTRA SHORT INCOME FUND		THORNBURG STRATEGIC INCOME FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 1,768,496	$ 595,029	$ 146,720,630	$ 114,804,418
Net realized gain (loss)	(408,939)	21,878	(32,329,695)	22,596,463
Net change in unrealized appreciation (depreciation)	(1,856,585)	(339,975)	(489,494,142)	18,702,917
Net Increase (Decrease) in Net Assets Resulting from Operations	(497,028)	276,932	(375,103,207)	156,103,798
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(283,888)	(165,718)	(12,129,707)	(11,838,501)
Class C Shares	-	-	(2,428,639)	(2,909,127)
Class I Shares	(1,662,348)	(635,577)	(139,146,370)	(102,593,163)
Class R3 Shares	-	-	(23,381)	(33,969)
Class R4 Shares	-	-	(67,012)	(65,369)
Class R5 Shares	-	-	(2,091,728)	(2,346,007)
Class R6 Shares	-	-	(4,010,518)	(2,506,048)
FUND SHARE TRANSACTIONS
Class A Shares	23,598,176	2,921,508	(11,367,670)	122,803,510
Class C Shares	-	-	(9,033,972)	(4,262,879)
Class I Shares	105,217,615	14,744,120	1,386,260,132	1,468,998,195
Class R3 Shares	-	-	(105,090)	(283,900)
Class R4 Shares	-	-	166,961	482,876
Class R5 Shares	-	-	(17,150,444)	20,087,534
Class R6 Shares	-	-	44,974,373	37,609,848
Net Increase (Decrease) in Net Assets	126,372,527	17,141,265	858,743,728	1,679,246,798
NET ASSETS
Beginning of Year	53,517,257	36,375,992	3,876,479,459	2,197,232,661
End of Year	$ 179,889,784	$ 53,517,257	$ 4,735,223,187	$ 3,876,479,459
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Annual Report  |  77

Notes to Financial Statements
September 30, 2022
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Limited Term U.S. Government Fund”), Thornburg Limited Term Income Fund (the “Limited Term Income Fund”), Thornburg Ultra Short Income Fund (the “Ultra Short Income Fund”) and Thornburg Strategic Income Fund (the “Strategic Income Fund”), collectively the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently four of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Limited Term U.S. Government Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, liquidity risk, structured products risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Income Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Advisor, with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, structured products risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Ultra Short Income Fund: The Fund’s primary objective is to seek current income, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, high yield risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, structured products risk, derivatives risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Income Fund: The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund seeks some long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, high yield risk, market and economic risk, risks affecting specific issuers, liquidity risk, small and mid-cap company risk, foreign investment risk, developing country risk, foreign currency risk, structured products risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Certain Funds have invested in securities that are economically tied to Russia. Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.
As of September 30, 2022, the Funds currently offer up to eight classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
78   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
At September 30, 2022, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	X	X	X	X	X	X	X
Limited Term Income Fund	X	X	X	X	X	X	X	X
Ultra Short Income Fund	X			X
Strategic Income Fund	X	X		X	X	X	X	X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Thornburg Taxable Fixed Income Funds Annual Report  |  79

Notes to Financial Statements, Continued
September 30, 2022
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2022 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees of the Trust (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Fund’s valuation time.
80  |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily available if it is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
Forward currency contracts are valued by a third-party pricing service provider.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
Thornburg Taxable Fixed Income Funds Annual Report  |  81

Notes to Financial Statements, Continued
September 30, 2022
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2022:
LIMITED TERM U.S. GOVERNMENT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 924,699	$ —	$ 924,699	$ —
Corporate Bonds	3,441,160	—	3,441,160	—
U.S. Treasury Securities	56,997,972	56,997,972	—	—
U.S. Government Agencies	16,974,978	—	16,974,978	—
Mortgage Backed	140,897,303	—	140,897,303	—
Short-Term Investments	4,497,348	—	4,497,348	—
Total Investments in Securities	$ 223,733,460	$ 56,997,972	$ 166,735,488	$ —
Total Assets	$ 223,733,460	$ 56,997,972	$ 166,735,488	$ —
LIMITED TERM INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Preferred Stock	$ 29,012,816	$ —	$ —	$ 29,012,816
Asset Backed Securities	1,631,211,494	—	1,631,211,494	—
Corporate Bonds	3,404,499,387	—	3,404,499,387	—
Long-Term Municipal Bonds	12,469,400	—	12,469,400	—
Other Government	14,079,618	—	14,079,618	—
U.S. Treasury Securities	1,137,434,372	1,137,434,372	—	—
U.S. Government Agencies	43,623,280	—	43,623,280	—
Mortgage Backed	1,573,988,817	—	1,573,988,817	—
Loan Participations	63,906,945	—	63,906,945	—
Short-Term Investments	118,768,589	118,768,589	—	—
Total Investments in Securities	$ 8,028,994,718	$ 1,256,202,961	$ 6,743,778,941	$ 29,012,816
Total Assets	$ 8,028,994,718	$ 1,256,202,961	$ 6,743,778,941	$29,012,816(a)

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2022 is not presented.

ULTRA SHORT INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 71,684,071	$ —	$ 71,684,071	$ —
Corporate Bonds	63,255,847	—	63,255,847	—
Long-Term Municipal Bonds	53,979	—	53,979	—
U.S. Treasury Securities	18,286,045	18,286,045	—	—
U.S. Government Agencies	58,225	—	58,225	—
Mortgage Backed	4,466,894	—	4,466,894	—
Short-Term Investments	27,621,112	27,621,112	—	—
Total Investments in Securities	$ 185,426,173	$ 45,907,157	$ 139,519,016	$ —
Total Assets	$ 185,426,173	$ 45,907,157	$ 139,519,016	$—
82   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
STRATEGIC INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 847	$ —	$ —	$ 847
Preferred Stock	20,543,478	5,865,662	4,391,000	10,286,816
Asset Backed Securities	992,778,093	—	951,738,901	41,039,192
Corporate Bonds	2,279,687,532	—	2,279,686,787	745
Convertible Bonds	29,082,530	—	29,082,530	—
Long-Term Municipal Bonds	11,881,797	—	11,881,797	—
Other Government	32,251,189	—	32,251,189	—
U.S. Treasury Securities	171,397,918	171,397,918	—	—
U.S. Government Agencies	12,217,495	—	12,217,495	—
Mortgage Backed	595,984,969	—	595,984,969	—
Loan Participations	90,274,990	—	90,274,990	—
Short-Term Investments	465,780,083	465,780,083	—	—
Total Investments in Securities	$ 4,701,880,921	$ 643,043,663	$ 4,007,509,658	$ 51,327,600(a)
Other Financial Instruments
Forward Currency Contracts	$ 351,294	$ —	$ 351,294	$ —
Total Assets	$ 4,702,232,215	$ 643,043,663	$ 4,007,860,952	$ 51,327,600
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (153,166)	$ —	$ (153,166)	$ —
Total Other Financial Instruments	$ (153,166)	$ —	$ (153,166)	$ —
Total Liabilities	$ (153,166)	$ —	$ (153,166)	$—

(a)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2022.

	FAIR VALUE AT September 30, 2022	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 847	Reference instrument	Discount for lack of marketability	95.24%/(N/A) (a)
Preferred Stock	10,286,816	Purchase price	Purchase price	$24,968.00/(N/A)
Asset-Backed Securities	9,300,000	Discounted cash flows	Credit spread	11.00%/(N/A)
	31,739,192	Discounted cash flows	Yield (Discount rate of cash flows)	4.25%-51.34%/(22.57%)
Corporate Bond	745	Reference instrument	Discount for lack of marketability	98.96%-99.99%/(99.24%) (a)
Total	$ 51,327,600
(a) Represents price used after factoring in market impact including discounts, as applicable.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2022 is as follows:
STRATEGIC INCOME FUND	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	TOTAL (e)
Beginning Balance 9/30/2021	$ 847	$ 10,286,816	$ 55,912,422	$ –	$ 66,200,085
Accrued Discounts (Premiums)	–	–	(11,566,906)	–	(11,566,906)
Net Realized Gain (Loss)(a)	–	–	182,407	–	182,407
Gross Purchases	–	–	–	–	–
Gross Sales	–	–	(2,190,000)	–	(2,190,000)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	–	2,297,623	745	2,298,368
Transfers into Level 3(d)	–	–	11,633,767	–	11,633,767
Transfers out of Level 3(d)	–	–	(15,230,121)	–	(15,230,121)
Ending Balance 9/30/2022	$ 847	$ 10,286,816	$ 41,039,192	$ 745	$ 51,327,600

Thornburg Taxable Fixed Income Funds Annual Report  |  83

Notes to Financial Statements, Continued
September 30, 2022
(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2022.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2022.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2022, which were valued using significant unobservable inputs, was $2,314,439. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations for the year ended September 30, 2022.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2022. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.08% of total net assets at the year ended September 30, 2022. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
LIMITED TERM U.S. GOVERNMENT FUND		LIMITED TERM INCOME FUND		ULTRA SHORT INCOME FUND		STRATEGIC INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $5 billion	0.250%	Up to $500 million	0.750%
Next $1 billion	0.325	Next $500 million	0.450	Next $5 billion	0.225	Next $500 million	0.675
Over $2 billion	0.275	Next $500 million	0.400	Over $10 billion	0.200	Next $500 million	0.625
		Next $500 million	0.350			Next $500 million	0.575
		Over $2 billion	0.275			Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2022 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2022 are set forth in the Statement of Operations.
Effective Management Fee
Limited Term U.S. Government Fund	0.375%
Limited Term Income Fund	0.307
Ultra Short Income Fund	0.250
Strategic Income Fund	0.572
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2022, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2022, the Distributor has advised the Funds that they earned net
84  |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Limited Term U.S. Government Fund	$ 680	$ 292
Limited Term Income Fund	9,408	24,222
Ultra Short Income Fund	1,047	—
Strategic Income Fund	32,271	21,913
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2, Class I, Class R3, Class R4, and Class R5 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Strategic Income Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Ultra Short Income Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2022, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C, Class C2 and Class R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares of Limited Term U.S. Government Fund and Limited Term Income Fund, .40 of 1% per annum of the average daily net assets attributable to Class C2 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, .75 of 1% per annum of the average daily net assets attributable to Class C shares of Strategic Income Fund, and .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2022 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2023 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2022 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	—%	—%	1.24%	—%	0.99%	0.99%	0.67%	—%
Limited Term Income Fund	—	—	1.24	0.49	0.99	0.99	0.49	0.42
Ultra Short Income Fund	0.50	—	—	0.30	—	—	—	—
Strategic Income Fund	—	1.80	—	0.60	1.25	1.25	0.60	0.53
For the year ended September 30, 2022, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ —	$ 4,067	$ —	$ 28,757	$ 22,398	$ 20,560	$ —	$ 75,782
Limited Term Income Fund	—	—	7,207	1,657,902	25,724	29,468	284,692	45,581	2,050,574
Ultra Short Income Fund	77,152	—	—	181,800	—	—	—	—	258,952
Strategic Income Fund	176,324	45,230	—	5,665,851	20,199	24,954	186,545	178,741	6,297,844
Voluntary:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ 11,698	$ 1,636	$ —	$ —	$ —	$ —	$ —	$ 13,334
Ultra Short Income Fund	14,554	—	—	75,565	—	—	—	—	90,119
Strategic Income Fund	73,886	18,942	—	768,579	155	443	11,503	21,764	895,272
Thornburg Taxable Fixed Income Funds Annual Report  |  85

Notes to Financial Statements, Continued
September 30, 2022
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2022, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Limited Term U.S. Government Fund	12.37%
Limited Term Income Fund	0.10
Ultra Short Income Fund	2.37
Strategic Income Fund	0.23
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2022, the Funds had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
LIMITED TERM INCOME FUND	Market Value 9/30/21	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/22	Dividend Income
Thornburg Capital Mgmt. Fund	$874,046,644	$3,580,923,064	$(4,336,201,119)	$-	$-	$118,768,589	$3,807,125
ULTRA SHORT INCOME FUND
Thornburg Capital Mgmt. Fund	$ 4,848,903	$ 153,165,004	$ (134,865,414)	$-	$-	$ 23,148,493	$ 149,435
STRATEGIC INCOME FUND
Thornburg Capital Mgmt. Fund	$346,532,754	$1,685,108,743	$(1,565,861,414)	$-	$-	$465,780,083	$4,173,899
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2022, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2022, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Term U.S. Government Fund	$ 246,785,568	$ 531	$ (23,052,639)	$ (23,052,108)
Limited Term Income Fund	8,793,267,221	3,325,640	(767,598,143)	(764,272,503)
Ultra Short Income Fund	187,146,690	28,495	(1,749,012)	(1,720,517)
Strategic Income Fund	5,133,653,574	38,331,707	(469,906,232)	(431,574,525)
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales and partnership basis adjustments.
86  |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
At September 30, 2022, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Limited Term U.S. Government Fund	$ 4,856,828	$ 15,605,681
Limited Term Income Fund	90,321,161	37,600,970
Ultra Short Income Fund	638,904	19,241
Strategic Income Fund	18,717,647	18,125,899
Thornburg Taxable Fixed Income Funds Annual Report  |  87

Notes to Financial Statements, Continued
September 30, 2022
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
At September 30, 2022, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	Undistributed Tax Basis Ordinary Investment Income	Undistributed tax basis capital gains
Limited Term U.S. Government Fund	$ 12,783	$ —
Limited Term Income Fund	1,297,436	—
Ultra Short Income Fund	1,730	—
Strategic Income Fund	4,122,670	—
The tax character of distributions paid for the Funds during the year ended September 30, 2022, and September 30, 2021, were as follows:
	DISTRIBUTIONS FROM:
	ORDINARY INCOME		CAPITAL GAINS
	2022	2021	2022	2021
Limited Term U.S. Government Fund	$ 4,639,830	$ 4,772,846	$ —	$ —
Limited Term Income Fund	186,423,976	249,163,981	—	11,621,988
Ultra Short Income Fund	1,946,236	703,276	—	98,019
Strategic Income Fund	159,716,804	122,292,184	180,551	—
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2022, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	439,668	$ 5,516,825	1,775,725	$ 23,523,870
Shares issued to shareholders in reinvestment of dividends	79,599	989,124	77,740	1,025,356
Shares repurchased	(2,726,703)	(34,392,790)	(1,247,329)	(16,467,534)
Net increase (decrease)	(2,207,436)	$ (27,886,841)	606,136	$ 8,081,692
Class C Shares
Shares sold	81,326	$ 1,021,762	146,397	$ 1,959,523
Shares issued to shareholders in reinvestment of dividends	6,821	85,080	7,565	100,445
Shares repurchased	(358,755)	(4,519,510)	(723,232)	(9,643,414)
Net increase (decrease)	(270,608)	$ (3,412,668)	(569,270)	$ (7,583,446)
88   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C2 Shares*
Shares sold	11,803	$ 153,582	62,725	$ 832,727
Shares issued to shareholders in reinvestment of dividends	476	5,972	224	2,959
Shares repurchased	(44,406)	(553,043)	(11,218)	(148,194)
Net increase (decrease)	(32,127)	$ (393,489)	51,731	$ 687,492
Class I Shares
Shares sold	1,985,296	$ 25,069,718	6,333,832	$ 83,894,429
Shares issued to shareholders in reinvestment of dividends	211,124	2,621,823	201,104	2,652,960
Shares repurchased	(5,638,164)	(70,719,600)	(7,922,351)	(104,696,371)
Net increase (decrease)	(3,441,744)	$ (43,028,059)	(1,387,415)	$ (18,148,982)
Class R3 Shares
Shares sold	51,864	$ 652,234	262,387	$ 3,482,548
Shares issued to shareholders in reinvestment of dividends	5,705	71,072	6,630	87,532
Shares repurchased	(341,529)	(4,291,241)	(376,167)	(4,985,579)
Net increase (decrease)	(283,960)	$ (3,567,935)	(107,150)	$ (1,415,499)
Class R4 Shares
Shares sold	14,871	$ 186,632	61,496	$ 817,081
Shares issued to shareholders in reinvestment of dividends	1,896	23,544	2,020	26,648
Shares repurchased	(72,332)	(887,578)	(117,230)	(1,548,571)
Net increase (decrease)	(55,565)	$ (677,402)	(53,714)	$ (704,842)
Class R5 Shares
Shares sold	29,321	$ 364,596	72,656	$ 960,892
Shares issued to shareholders in reinvestment of dividends	2,380	29,481	1,820	24,015
Shares repurchased	(28,658)	(355,818)	(78,569)	(1,038,901)
Net increase (decrease)	3,043	$ 38,259	(4,093)	$ (53,994)
* Effective date of this class of shares was October 1, 2020.
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	10,541,439	$ 140,150,366	24,401,159	$ 341,462,892
Shares issued to shareholders in reinvestment of dividends	817,718	10,693,958	1,373,184	19,166,534
Shares repurchased	(22,180,526)	(293,814,115)	(20,936,473)	(291,890,488)
Net increase (decrease)	(10,821,369)	$ (142,969,791)	4,837,870	$ 68,738,938
Class C Shares
Shares sold	950,042	$ 12,643,799	7,530,197	$ 105,256,557
Shares issued to shareholders in reinvestment of dividends	289,804	3,782,337	567,631	7,913,777
Shares repurchased	(9,476,803)	(124,911,999)	(11,193,232)	(156,474,629)
Net increase (decrease)	(8,236,957)	$ (108,485,863)	(3,095,404)	$ (43,304,295)
Thornburg Taxable Fixed Income Funds Annual Report  |  89

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C2 Shares*
Shares sold	80,061	$ 1,062,877	969,768	$ 13,571,305
Shares issued to shareholders in reinvestment of dividends	10,679	138,920	9,090	126,453
Shares repurchased	(246,744)	(3,258,160)	(44,678)	(626,661)
Net increase (decrease)	(156,004)	$ (2,056,363)	934,180	$ 13,071,097
Class I Shares
Shares sold	220,666,997	$ 2,925,215,365	312,941,287	$ 4,370,456,366
Shares issued to shareholders in reinvestment of dividends	11,080,794	144,940,625	14,032,956	195,865,734
Shares repurchased	(314,030,159)	(4,128,301,405)	(182,860,536)	(2,547,566,611)
Net increase (decrease)	(82,282,368)	$ (1,058,145,415)	144,113,707	$ 2,018,755,489
Class R3 Shares
Shares sold	2,265,150	$ 30,239,348	1,444,308	$ 20,214,175
Shares issued to shareholders in reinvestment of dividends	64,069	834,682	100,048	1,397,999
Shares repurchased	(2,074,866)	(27,276,149)	(2,113,408)	(29,477,492)
Net increase (decrease)	254,353	$ 3,797,881	(569,052)	$ (7,865,318)
Class R4 Shares
Shares sold	1,013,644	$ 12,974,366	484,688	$ 6,724,843
Shares issued to shareholders in reinvestment of dividends	5,897	76,820	8,242	114,980
Shares repurchased	(344,863)	(4,498,856)	(167,236)	(2,331,335)
Net increase (decrease)	674,678	$ 8,552,330	325,694	$ 4,508,488
Class R5 Shares
Shares sold	6,131,927	$ 82,049,887	4,014,217	$ 56,052,414
Shares issued to shareholders in reinvestment of dividends	188,604	2,462,116	282,760	3,946,257
Shares repurchased	(7,096,207)	(94,143,814)	(5,097,432)	(71,085,323)
Net increase (decrease)	(775,676)	$ (9,631,811)	(800,455)	$ (11,086,652)
Class R6 Shares
Shares sold	12,325,073	$ 165,456,777	5,874,589	$ 82,027,784
Shares issued to shareholders in reinvestment of dividends	281,783	3,678,103	210,234	2,939,663
Shares repurchased	(7,278,342)	(95,699,454)	(3,827,841)	(53,468,855)
Net increase (decrease)	5,328,514	$ 73,435,426	2,256,982	$ 31,498,592
* Effective date of this class of shares was October 1, 2020.
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
ULTRA SHORT INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,494,229	$ 30,419,140	488,930	$ 6,117,808
Shares issued to shareholders in reinvestment of dividends	23,169	282,740	13,191	164,973
Shares repurchased	(580,148)	(7,103,704)	(268,880)	(3,361,273)
Net increase (decrease)	1,937,250	$ 23,598,176	233,241	$ 2,921,508
90   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
ULTRA SHORT INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	12,647,567	$ 154,631,056	2,666,106	$ 33,304,475
Shares issued to shareholders in reinvestment of dividends	135,441	1,651,088	49,957	624,128
Shares repurchased	(4,182,562)	(51,064,529)	(1,535,141)	(19,184,483)
Net increase (decrease)	8,600,446	$ 105,217,615	1,180,922	$ 14,744,120
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	10,115,056	$ 119,485,988	14,700,609	$ 182,043,527
Shares issued to shareholders in reinvestment of dividends	945,131	11,115,435	846,563	10,497,897
Shares repurchased	(12,099,708)	(141,969,093)	(5,622,435)	(69,737,914)
Net increase (decrease)	(1,039,521)	$ (11,367,670)	9,924,737	$ 122,803,510
Class C Shares
Shares sold	1,857,127	$ 21,894,946	2,677,316	$ 33,142,091
Shares issued to shareholders in reinvestment of dividends	195,252	2,294,880	221,212	2,737,340
Shares repurchased	(2,831,455)	(33,223,798)	(3,252,222)	(40,142,310)
Net increase (decrease)	(779,076)	$ (9,033,972)	(353,694)	$ (4,262,879)
Class I Shares
Shares sold	238,941,841	$ 2,788,013,156	168,387,967	$ 2,082,035,823
Shares issued to shareholders in reinvestment of dividends	11,042,043	128,768,898	7,443,755	92,061,854
Shares repurchased	(131,451,156)	(1,530,521,922)	(56,999,784)	(705,099,482)
Net increase (decrease)	118,532,728	$ 1,386,260,132	118,831,938	$ 1,468,998,195
Class R3 Shares
Shares sold	3,768	$ 44,038	23,817	$ 294,588
Shares issued to shareholders in reinvestment of dividends	1,941	22,789	2,359	29,218
Shares repurchased	(14,779)	(171,917)	(49,094)	(607,706)
Net increase (decrease)	(9,070)	$ (105,090)	(22,918)	$ (283,900)
Class R4 Shares
Shares sold	80,230	$ 956,587	141,793	$ 1,758,520
Shares issued to shareholders in reinvestment of dividends	5,139	60,387	4,525	56,004
Shares repurchased	(71,761)	(850,013)	(107,374)	(1,331,648)
Net increase (decrease)	13,608	$ 166,961	38,944	$ 482,876
Class R5 Shares
Shares sold	1,459,940	$ 16,964,830	1,846,234	$ 22,842,753
Shares issued to shareholders in reinvestment of dividends	175,916	2,072,320	186,289	2,305,472
Shares repurchased	(3,144,440)	(36,187,594)	(409,029)	(5,060,691)
Net increase (decrease)	(1,508,584)	$ (17,150,444)	1,623,494	$ 20,087,534
Thornburg Taxable Fixed Income Funds Annual Report  |  91

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	5,402,932	$ 64,663,323	4,298,421	$ 53,232,633
Shares issued to shareholders in reinvestment of dividends	249,143	2,924,729	119,756	1,486,511
Shares repurchased	(1,939,475)	(22,613,679)	(1,378,635)	(17,109,296)
Net increase (decrease)	3,712,600	$ 44,974,373	3,039,542	$ 37,609,848
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2022, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments and U.S. Government obligations).
	Purchases	Sales
Limited Term U.S. Government Fund	$ 74,382,568	$ 85,142,585
Limited Term Income Fund	5,115,520,058	4,135,315,223
Ultra Short Income Fund	166,919,033	29,804,613
Strategic Income Fund	2,829,673,877	1,061,215,947
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2022, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts.
During the year ended September 30, 2022, the Strategic Income Fund entered into forward currency contracts in the normal course of pursuing their investment objectives, with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss. The monthly average value of open forward currency sell contracts for the year ended September 30, 2022 for Strategic Income Fund was $14,031,328.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Strategic Income Fund’s Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Strategic Income Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Strategic Income Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Strategic Income Fund’s Statement of Assets and Liabilities.
92   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at September 30, 2022 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Strategic Income Fund	Forward currency contracts	SSB	$ 351,294	$ (153,166)	$ 198,128

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at September 30, 2022 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the year ended September 30, 2022 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Strategic Income Fund	Forward currency contracts	$ 2,306,246	$ 103,851

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
Thornburg Taxable Fixed Income Funds Annual Report  |  93

Financial Highlights
Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022	$ 13.06	0.13	(1.36)	(1.23)	(0.19)	—	—	(0.19)	$ 11.64
2021	$ 13.38	0.08	(0.24)	(0.16)	(0.16)	—	—	(0.16)	$ 13.06
2020	$ 13.10	0.15	0.33	0.48	(0.20)	—	—	(0.20)	$ 13.38
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	—	(0.23)	$ 13.10
2018	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	—	(0.22)	$ 12.69
CLASS C SHARES
2022	$ 13.13	0.09	(1.36)	(1.27)	(0.15)	—	—	(0.15)	$ 11.71
2021	$ 13.46	0.03	(0.25)	(0.22)	(0.11)	—	—	(0.11)	$ 13.13
2020	$ 13.17	0.11	0.35	0.46	(0.17)	—	—	(0.17)	$ 13.46
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	—	(0.18)	$ 13.17
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	—	(0.18)	$ 12.77
CLASS C2 SHARES
2022	$ 13.14	0.08	(1.36)	(1.28)	(0.15)	—	—	(0.15)	$ 11.71
2021 (c)	$ 13.46	0.04	(0.25)	(0.21)	(0.11)	—	—	(0.11)	$ 13.14
CLASS I SHARES
2022	$ 13.06	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$ 11.64
2021	$ 13.38	0.11	(0.24)	(0.13)	(0.19)	—	—	(0.19)	$ 13.06
2020	$ 13.10	0.18	0.34	0.52	(0.24)	—	—	(0.24)	$ 13.38
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.10
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	—	(0.26)	$ 12.69
CLASS R3 SHARES
2022	$ 13.06	0.11	(1.34)	(1.23)	(0.18)	—	—	(0.18)	$ 11.65
2021	$ 13.39	0.06	(0.25)	(0.19)	(0.14)	—	—	(0.14)	$ 13.06
2020	$ 13.10	0.13	0.35	0.48	(0.19)	—	—	(0.19)	$ 13.39
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	—	(0.22)	$ 13.10
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$ 12.70
CLASS R4 SHARES
2022	$ 13.05	0.12	(1.35)	(1.23)	(0.18)	—	—	(0.18)	$ 11.64
2021	$ 13.37	0.06	(0.24)	(0.18)	(0.14)	—	—	(0.14)	$ 13.05
2020	$ 13.09	0.13	0.34	0.47	(0.19)	—	—	(0.19)	$ 13.37
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	—	(0.21)	$ 13.09
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$ 12.69
CLASS R5 SHARES
2022	$ 13.07	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$ 11.65
2021	$ 13.39	0.11	(0.25)	(0.14)	(0.18)	—	—	(0.18)	$ 13.07
2020	$ 13.11	0.17	0.34	0.51	(0.23)	—	—	(0.23)	$ 13.39
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.11
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	—	(0.25)	$ 12.70

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Taxable Fixed Income Funds Annual Report

Financial Highlights, Continued
Limited Term U.S. Government Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022	1.01	0.92	0.92	(9.51)	28.92	$ 57,028
2021	0.60	0.87	0.87	(1.22)	9.50	$ 92,786
2020	1.10	0.89	0.89	3.70	11.66	$ 86,955
2019	1.48	0.90	0.90	5.06	29.37	$ 66,140
2018	1.42	0.91	0.91	(0.77)	5.93	$ 69,634
CLASS C SHARES
2022	0.68	1.24	1.39	(9.74)	28.92	$ 5,821
2021	0.21	1.24	1.24	(1.65)	9.50	$ 10,084
2020	0.82	1.16	1.16	3.48	11.66	$ 17,994
2019	1.13	1.24	1.24	4.60	29.37	$ 15,618
2018	1.10	1.23	1.23	(1.08)	5.93	$ 19,686
CLASS C2 SHARES
2022	0.62	1.24	2.28	(9.81)	28.92	$ 230
2021 (c)	0.28	1.24	3.37	(1.58)	9.50	$ 680
CLASS I SHARES
2022	1.31	0.62	0.62	(9.24)	28.92	$ 155,928
2021	0.85	0.61	0.61	(0.96)	9.50	$ 219,833
2020	1.36	0.60	0.60	4.00	11.66	$ 243,793
2019	1.76	0.62	0.62	5.35	29.37	$ 145,273
2018	1.73	0.60	0.60	(0.47)	5.93	$ 131,898
CLASS R3 SHARES
2022	0.89	0.99	1.52	(9.50)	28.92	$ 3,471
2021	0.46	0.99	1.31	(1.41)	9.50	$ 7,601
2020	1.02	0.99	1.29	3.67	11.66	$ 9,222
2019	1.39	0.99	1.43	4.88	29.37	$ 9,181
2018	1.34	0.99	1.45	(0.85)	5.93	$ 9,036
CLASS R4 SHARES
2022	0.92	0.99	2.30	(9.51)	28.92	$ 1,146
2021	0.47	0.99	1.63	(1.34)	9.50	$ 2,011
2020	1.01	0.99	1.60	3.60	11.66	$ 2,779
2019	1.38	0.99	1.78	4.88	29.37	$ 2,293
2018	1.35	0.99	1.75	(0.85)	5.93	$ 2,509
CLASS R5 SHARES
2022	1.30	0.67	1.64	(9.27)	28.92	$ 1,995
2021	0.80	0.67	1.56	(1.02)	9.50	$ 2,198
2020	1.27	0.67	2.12	3.93	11.66	$ 2,307
2019	1.80	0.67	2.04	5.29	29.37	$ 897
2018	1.60	0.65	1.94	(0.52)	5.93	$ 661
Thornburg Taxable Fixed Income Funds Annual Report  |  95

Financial Highlights
Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022	$ 13.83	0.21	(1.43)	(1.22)	(0.23)	—	—	(0.23)	$ 12.38
2021	$ 14.14	0.16	(0.11)	0.05	(0.19)	(0.17)	—	(0.36)	$ 13.83
2020	$ 13.61	0.27	0.64	0.91	(0.28)	(0.10)	—	(0.38)	$ 14.14
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	—	(0.33)	$ 13.61
2018	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	—	(0.29)	$ 13.16
CLASS C SHARES
2022	$ 13.81	0.18	(1.43)	(1.25)	(0.20)	—	—	(0.20)	$ 12.36
2021	$ 14.12	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.81
2020	$ 13.59	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.12
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.59
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	—	(0.26)	$ 13.14
CLASS C2 SHARES
2022	$ 13.81	0.15	(1.43)	(1.28)	(0.17)	—	—	(0.17)	$ 12.36
2021 (c)	$ 14.12	0.09	(0.11)	(0.02)	(0.12)	(0.17)	—	(0.29)	$ 13.81
CLASS I SHARES
2022	$ 13.84	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$ 12.38
2021	$ 14.15	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.84
2020	$ 13.62	0.30	0.65	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.15
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	—	(0.38)	$ 13.62
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	—	(0.33)	$ 13.16
CLASS R3 SHARES
2022	$ 13.84	0.18	(1.44)	(1.26)	(0.20)	—	—	(0.20)	$ 12.38
2021	$ 14.15	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.84
2020	$ 13.63	0.24	0.63	0.87	(0.25)	(0.10)	—	(0.35)	$ 14.15
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	—	(0.31)	$ 13.63
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	—	(0.27)	$ 13.17
CLASS R4 SHARES
2022	$ 13.83	0.20	(1.46)	(1.26)	(0.20)	—	—	(0.20)	$ 12.37
2021	$ 14.14	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.83
2020	$ 13.61	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.14
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.61
2018	$ 13.43	0.26	(0.26)	— (g)	(0.27)	—	—	(0.27)	$ 13.16
CLASS R5 SHARES
2022	$ 13.83	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$ 12.37
2021	$ 14.14	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.83
2020	$ 13.61	0.31	0.64	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.14
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	—	(0.37)	$ 13.61
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	—	(0.31)	$ 13.16
CLASS R6 SHARES
2022	$ 13.86	0.26	(1.44)	(1.18)	(0.28)	—	—	(0.28)	$ 12.40
2021	$ 14.17	0.21	(0.11)	0.10	(0.24)	(0.17)	—	(0.41)	$ 13.86
2020	$ 13.64	0.32	0.64	0.96	(0.33)	(0.10)	—	(0.43)	$ 14.17
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	—	(0.39)	$ 13.64
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	—	(0.34)	$ 13.19

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
(d)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (8.70)%.
(e)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 0.61%.
(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.47%.
(g)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Taxable Fixed Income Funds Annual Report

Financial Highlights, Continued
Limited Term Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022	1.58	0.77	0.77	(8.89)	46.77	$ 598,675
2021	1.17	0.77	0.77	0.33	33.37	$ 818,846
2020	1.94	0.77	0.77	6.78	53.84	$ 768,798
2019	2.44	0.81	0.81	6.03	43.22	$ 645,383
2018	2.12	0.84	0.84	0.09	33.62	$ 680,473
CLASS C SHARES
2022	1.33	0.99	0.99	(9.11)	46.77	$ 221,057
2021	0.94	0.99	0.99	0.11	33.37	$ 360,840
2020	1.72	1.00	1.00	6.55	53.84	$ 412,659
2019	2.24	1.02	1.02	5.82	43.22	$ 356,205
2018	1.91	1.05	1.05	(0.13)	33.62	$ 439,305
CLASS C2 SHARES
2022	1.10	1.24	1.30	(9.33)	46.77	$ 9,615
2021 (c)	0.65	1.24	1.32	(0.17)	33.37	$ 12,902
CLASS I SHARES
2022	1.86	0.49	0.51	(8.63) (d)	46.77	$ 6,890,513
2021	1.44	0.49	0.50	0.53 (e)	33.37	$ 8,840,331
2020	2.21	0.49	0.51	7.08	53.84	$ 6,999,911
2019	2.75	0.50	0.53	6.44	43.22	$ 4,455,457
2018	2.46	0.51	0.51	0.41	33.62	$ 3,685,859
CLASS R3 SHARES
2022	1.39	0.99	1.04	(9.16)	46.77	$ 49,513
2021	0.94	0.99	1.02	0.11	33.37	$ 51,825
2020	1.75	0.99	1.02	6.54 (f)	53.84	$ 61,041
2019	2.27	0.99	1.06	5.84	43.22	$ 64,335
2018	1.98	0.99	1.09	(0.06)	33.62	$ 88,298
CLASS R4 SHARES
2022	1.51	0.99	1.24	(9.16)	46.77	$ 17,988
2021	0.94	0.99	1.19	0.11	33.37	$ 10,777
2020	1.74	0.99	1.32	6.55	53.84	$ 6,413
2019	2.27	0.99	1.23	5.84	43.22	$ 8,073
2018	1.98	0.99	1.45	0.01	33.62	$ 7,962
CLASS R5 SHARES
2022	1.88	0.49	0.71	(8.71)	46.77	$ 111,149
2021	1.44	0.49	0.69	0.61	33.37	$ 134,974
2020	2.24	0.49	0.64	7.08	53.84	$ 149,322
2019	2.70	0.56	0.74	6.31	43.22	$ 106,753
2018	2.31	0.67	0.69	0.26	33.62	$ 113,333
CLASS R6 SHARES
2022	2.00	0.42	0.45	(8.62)	46.77	$ 180,359
2021	1.51	0.42	0.43	0.68	33.37	$ 127,763
2020	2.31	0.42	0.46	7.15	53.84	$ 98,639
2019	2.82	0.43	0.49	6.43	43.22	$ 60,440
2018	2.62	0.45	0.57	0.56	33.62	$ 29,568
Thornburg Taxable Fixed Income Funds Annual Report  |  97

Financial Highlights
Ultra Short Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2022	$ 12.44	0.19	(0.31)	(0.12)	(0.19)	—	—	(0.19)	$ 12.13
2021	$ 12.59	0.15	(0.08)	0.07	(0.18)	(0.04)	—	(0.22)	$ 12.44
2020	$ 12.49	0.23	0.15	0.38	(0.24)	(0.04)	—	(0.28)	$ 12.59
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	—	(0.29)	$ 12.49
2018	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 12.29
CLASS I SHARES
2022	$ 12.43	0.21	(0.31)	(0.10)	(0.21)	—	—	(0.21)	$ 12.12
2021	$ 12.58	0.18	(0.08)	0.10	(0.21)	(0.04)	—	(0.25)	$ 12.43
2020	$ 12.48	0.25	0.16	0.41	(0.27)	(0.04)	—	(0.31)	$ 12.58
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	—	(0.31)	$ 12.48
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	—	(0.25)	$ 12.28

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Taxable Fixed Income Funds Annual Report

Financial Highlights, Continued
Ultra Short Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2022	1.54	0.50	1.05	(0.96)	39.29	$ 34,147
2021	1.22	0.50	1.38	0.54	37.51	$ 10,930
2020	1.83	0.70	1.84	3.13	46.29	$ 8,127
2019	2.28	0.70	1.65	4.00	79.59	$ 8,012
2018	1.75	0.70	1.82	0.75	20.93	$ 7,140
CLASS I SHARES
2022	1.75	0.30	0.60	(0.77)	39.29	$ 145,743
2021	1.40	0.30	0.76	0.74	37.51	$ 42,587
2020	2.02	0.50	1.06	3.33	46.29	$ 28,249
2019	2.47	0.50	0.94	4.21	79.59	$ 24,858
2018	1.96	0.50	1.09	0.95	20.93	$ 22,748
Thornburg Taxable Fixed Income Funds Annual Report  |  99

Financial Highlights
Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2022	$ 12.41	0.36	(1.38)	(1.02)	(0.37)	(0.03)	—	(0.40)	$ 10.99
2021	$ 12.24	0.43	0.21	0.64	(0.47)	—	—	(0.47)	$ 12.41
2020	$ 11.92	0.40	0.31	0.71	(0.39)	—	—	(0.39)	$ 12.24
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	—	(0.41)	$ 11.92
2018	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	—	(0.33)	$ 11.65
CLASS C SHARES
2022	$ 12.39	0.27	(1.38)	(1.11)	(0.28)	(0.03)	—	(0.31)	$ 10.97
2021	$ 12.22	0.33	0.21	0.54	(0.37)	—	—	(0.37)	$ 12.39
2020	$ 11.90	0.31	0.31	0.62	(0.30)	—	—	(0.30)	$ 12.22
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	—	(0.32)	$ 11.90
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	—	(0.25)	$ 11.63
CLASS I SHARES
2022	$ 12.38	0.40	(1.38)	(0.98)	(0.41)	(0.03)	—	(0.44)	$ 10.96
2021	$ 12.20	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.38
2020	$ 11.89	0.44	0.30	0.74	(0.43)	—	—	(0.43)	$ 12.20
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$ 11.62
CLASS R3 SHARES
2022	$ 12.40	0.33	(1.38)	(1.05)	(0.34)	(0.03)	—	(0.37)	$ 10.98
2021	$ 12.22	0.40	0.21	0.61	(0.43)	—	—	(0.43)	$ 12.40
2020	$ 11.91	0.35	0.31	0.66	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.91
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	—	(0.31)	$ 11.64
CLASS R4 SHARES
2022	$ 12.39	0.32	(1.37)	(1.05)	(0.34)	(0.03)	—	(0.37)	$ 10.97
2021	$ 12.22	0.40	0.20	0.60	(0.43)	—	—	(0.43)	$ 12.39
2020	$ 11.90	0.36	0.31	0.67	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.90
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	—	(0.32)	$ 11.63
CLASS R5 SHARES
2022	$ 12.39	0.40	(1.39)	(0.99)	(0.41)	(0.03)	—	(0.44)	$ 10.96
2021	$ 12.21	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.39
2020	$ 11.89	0.45	0.30	0.75	(0.43)	—	—	(0.43)	$ 12.21
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$ 11.62
CLASS R6 SHARES
2022	$ 12.42	0.41	(1.39)	(0.98)	(0.42)	(0.03)	—	(0.45)	$ 10.99
2021	$ 12.24	0.48	0.22	0.70	(0.52)	—	—	(0.52)	$ 12.42
2020	$ 11.93	0.45	0.30	0.75	(0.44)	—	—	(0.44)	$ 12.24
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	—	(0.46)	$ 11.93
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	—	(0.39)	$ 11.65

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 3.48%; Class C, 2.71%; Class I, 3.81%; Class R3, 3.19%; Class R4, 3.21%; Class R5, 3.84%; Class R6, 3.89%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 6.49% for 2019 and 6.46% for 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
100  |  Thornburg Taxable Fixed Income Funds Annual Report

Financial Highlights, Continued
Strategic Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2022	3.03	0.99	1.06	(8.37)	27.19	$ 321,614
2021	3.48	0.95	1.05	5.30	28.55	$ 376,252
2020	3.35	0.96	1.13	6.07	58.91	$ 249,520
2019	3.55	0.99	1.16	5.92	31.55	$ 215,441
2018	3.41	1.09	1.21	1.39	29.90	$ 198,320
CLASS C SHARES
2022	2.29	1.72	1.79	(9.08)	27.19	$ 80,326
2021	2.71	1.73	1.83	4.49	28.55	$ 100,385
2020	2.57	1.70	1.88	5.30	58.91	$ 103,302
2019	2.80	1.75	1.92	5.15	31.55	$ 118,982
2018	2.70	1.80	1.96	0.59	29.90	$ 150,364
CLASS I SHARES
2022	3.45	0.60	0.77	(8.07)	27.19	$ 4,180,742
2021	3.81	0.60	0.81	5.74	28.55	$ 3,255,002
2020	3.73	0.60	0.88	6.39	58.91	$ 1,758,843
2019	3.89	0.63	0.91	6.35	31.55	$ 1,141,046
2018	3.81	0.69	0.91	1.71	29.90	$ 762,239
CLASS R3 SHARES
2022	2.77	1.25	3.96	(8.64)	27.19	$ 641
2021	3.20	1.25	3.16	5.06	28.55	$ 837
2020	2.96	1.25	2.53	5.70	58.91	$ 1,105
2019	3.30	1.25	2.59	5.71	31.55	$ 1,661
2018	3.24	1.25	2.46	1.16	29.90	$ 1,968
CLASS R4 SHARES
2022	2.76	1.25	2.44	(8.65)	27.19	$ 2,044
2021	3.21	1.25	2.28	4.98	28.55	$ 2,139
2020	3.06	1.25	2.70	5.79	58.91	$ 1,633
2019	3.28	1.25	2.51	5.71	31.55	$ 1,279
2018	3.25	1.25	2.14	1.08	29.90	$ 2,182
CLASS R5 SHARES
2022	3.38	0.60	0.96	(8.14)	27.19	$ 40,507
2021	3.84	0.60	0.92	5.74	28.55	$ 64,449
2020	3.78	0.60	1.00	6.48	58.91	$ 43,715
2019	3.94	0.59	1.18	6.35	31.55	$ 11,180
2018	3.82	0.69	1.20	1.71	29.90	$ 7,406
CLASS R6 SHARES
2022	3.53	0.53	0.72	(8.05)	27.19	$ 109,349
2021	3.89	0.53	0.75	5.81	28.55	$ 77,415
2020	3.77	0.53	0.88	6.55 (d)	58.91	$ 39,115
2019	3.98	0.53	0.98	6.40 (d)	31.55	$ 21,630
2018	3.91	0.65	1.13	1.66	29.90	$ 9,679
Thornburg Taxable Fixed Income Funds Annual Report  |  101

Report of Independent Registered Public Accounting Firm
Thornburg Taxable Fixed Income Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Ultra Short Income Fund and Thornburg Strategic Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Ultra Short Income Fund and Thornburg Strategic Income Fund (four of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 23, 2022
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
102  |   Thornburg Taxable Fixed Income Funds Annual Report

Expense Example
September 30, 2022 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2022, and held until September 30, 2022.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2022 and held through September 30, 2022.
	Actual		Hypothetical *
	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Ending Account Value 9/30/22	Expenses Paid During Period† 4/1/22-9/30/22	Annualized Expense Ratio
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES	$ 944.28	$4.68	$1,020.26	$4.86	0.96%
CLASS C SHARES	$ 942.55	$6.04	$1,018.85	$6.28	1.24%
CLASS C2 SHARES	$ 942.51	$6.04	$1,018.85	$6.28	1.24%
CLASS I SHARES	$ 945.74	$3.17	$1,021.81	$3.29	0.65%
CLASS R3 SHARES	$ 944.17	$4.83	$1,020.10	$5.01	0.99%
CLASS R4 SHARES	$ 944.10	$4.82	$1,020.10	$5.01	0.99%
CLASS R5 SHARES	$ 945.70	$3.27	$1,021.71	$3.40	0.67%
LIMITED TERM INCOME FUND
CLASS A SHARES	$ 952.57	$3.87	$1,021.11	$4.00	0.79%
CLASS C SHARES	$ 951.48	$4.89	$1,020.05	$5.06	1.00%
CLASS C2 SHARES	$ 950.35	$6.06	$1,018.85	$6.28	1.24%
CLASS I SHARES	$ 953.30	$2.40	$1,022.61	$2.48	0.49%
CLASS R3 SHARES	$ 950.91	$4.84	$1,020.10	$5.01	0.99%
CLASS R4 SHARES	$ 950.89	$4.84	$1,020.10	$5.01	0.99%
CLASS R5 SHARES	$ 953.26	$2.40	$1,022.61	$2.48	0.49%
CLASS R6 SHARES	$ 953.73	$2.06	$1,022.96	$2.13	0.42%
ULTRA SHORT INCOME FUND
CLASS A SHARES	$1,001.49	$2.51	$1,022.56	$2.54	0.50%
CLASS I SHARES	$1,002.48	$1.51	$1,023.56	$1.52	0.30%
Thornburg Taxable Fixed Income Funds Annual Report  |  103

Expense Example, Continued
September 30, 2022 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Ending Account Value 9/30/22	Expenses Paid During Period† 4/1/22-9/30/22	Annualized Expense Ratio
STRATEGIC INCOME FUND
CLASS A SHARES	$ 949.12	$4.84	$1,020.10	$5.01	0.99%
CLASS C SHARES	$ 945.52	$8.39	$1,016.44	$8.69	1.72%
CLASS I SHARES	$ 950.81	$2.93	$1,022.06	$3.04	0.60%
CLASS R3 SHARES	$ 947.81	$6.10	$1,018.80	$6.33	1.25%
CLASS R4 SHARES	$ 946.95	$6.10	$1,018.80	$6.33	1.25%
CLASS R5 SHARES	$ 950.00	$2.93	$1,022.06	$3.04	0.60%
CLASS R6 SHARES	$ 950.51	$2.59	$1,022.41	$2.69	0.53%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
104  |  Thornburg Taxable Fixed Income Funds Annual Report

Other Information
September 30, 2022 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2022, taxable ordinary income dividends and long term capital gain dividends paid by the Funds for federal income tax purposes are as follows:
	TAXABLE ORDINARY	LONG TERM CAPITAL GAIN
Limited Term U.S. Government Fund	$ 4,639,830	$ —
Limited Term Income Fund	186,423,976	—
Ultra Short Income Fund	1,946,236	—
Strategic Income Fund	159,716,804	180,551
Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
For the tax year ended September 30, 2022, the dividend ratio (or the maximum allowed) paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and the ordinary income distributions ratio (or the maximum allowed) paid as qualified for the corporate dividend received deduction are as follows:
	QUALIFIED DIVIDEND INCOME	DIVIDENDS RECEIVED DEDUCTION
Limited Term Income Fund	0.20%	0.20%
Strategic Income Fund	0.43	0.42
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2022. Complete information will be reported in conjunction with your 2022 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 13, 2022.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in March 2022 and May 2022 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in another independent session in July 2022 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2022 with representatives of a
Thornburg Taxable Fixed Income Funds Annual Report  |  105

Other Information, Continued
September 30, 2022 (Unaudited)
mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of the Advisor to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September 2022 for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the advisory agreement, as more fully reflected in the minutes and other records of their quarterly and committee meetings throughout the year and in previous years, and contributing to their conclusions respecting the nature, extent, and quality of the services rendered to each Fund by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that each Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of each Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of, and strategies to pursue, each Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of each Fund’s portfolio and management of Fund liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, marketing, distribution, and compliance staffs; (5) reports from the Audit Committee and the Operations Risk Oversight Committee on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to each Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the hiring of new investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for each Fund, including the evaluation and selection of firms to execute transactions for each Fund; and (9) steps taken to facilitate continued collaboration among the Advisor’s personnel. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and expertise of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of
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Other Information, Continued
September 30, 2022 (Unaudited)
operations), comparing the Fund’s investment performance to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year and fifteen-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) information respecting positive cash flows resulting from share purchases and investment appreciation or negative cash flows resulting from redemptions and investment depreciation; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; (9) various risk and return statistics; and (10) oral commentary from the Advisor. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that such Funds have in the past returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. In those instances where a Fund had exhibited lower relative performance in certain periods, the Trustees also considered the reports they received from the Advisor throughout the year, explanations of that underperformance by reference to the stated investment strategies of the Fund, the effects of market and economic conditions on the Fund during relevant periods, and the investment decisions by the Advisor in view of the Fund’s stated strategies. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Limited Term U.S. Government Fund – the Trustees considered that the Fund outperformed its benchmark index for the year-to-date and one-year periods, that the Fund outperformed its Morningstar category in certain longer periods, and that the Fund’s underperformance versus its benchmark index or Morningstar category in other periods was not significant. The Trustees considered explanations from the Advisor respecting the market and economic conditions which have contributed to the Fund’s underperformance in certain periods, and noted that the Fund has experienced positive total returns in eight of the last ten calendar years. The Trustees also considered that the Fund ranked in the top three quartiles of a selected peer group for the five- and ten-year periods, and has met both its primary and secondary investment objectives.
•	Thornburg Limited Term Income Fund – the Trustees considered that the Fund outperformed its benchmark index for the year-to-date, one-, three-, five-, ten-, and fifteen-year periods, outperformed its Morningstar category for the three-, five-, ten-, and fifteen-year periods, experienced positive total returns in nine of the last ten calendar years, and ranked in the top three quartiles of a selected peer group of funds for the three-, five- and ten-year periods. The Trustees also considered that the Fund has met both its primary and secondary investment objectives.
•	Thornburg Ultra Short Income Fund – the Trustees considered that the Fund outperformed its Morningstar category for the year-to-date, one-, three, and five-year periods and has experienced positive total returns in each calendar year since its inception. The Trustees considered explanations from the Advisor respecting the market and economic conditions which have contributed to the Fund’s underperformance versus its benchmark in certain periods and noted that that underperformance was not significant. The Trustees also observed that the Fund has ranked in the top two quartiles of a selected peer group of funds for the year-to-date, one-, three-, and five-year periods and has met its investment objective.
•	Thornburg Strategic Income Fund – the Trustees considered that the Fund outperformed its benchmark index and an additional, blended index in all periods since the Fund’s inception, outperformed its Morningstar category for the year-to-date, one-, three-, five-, and ten-year periods, and ranked in the top quartile of a selected peer group of funds for the year-to-date, one-, three-, five- and ten-year periods. The Trustees also considered that the Fund has met both its primary and secondary investment objectives.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of the Funds’ objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for a representative share class of each Fund to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups.
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Other Information, Continued
September 30, 2022 (Unaudited)
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Limited Term U.S. Government Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Limited Term Income Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but with the range of total expenses for that category, and that the level of total expense for a second share class was, after fee waivers and expense reimbursements, lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Ultra Short Income Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was lower than the median total expense level of other funds in the peer group.
•	Thornburg Strategic Income Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median but lower than the average levels charged to funds in the applicable Morningstar category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was lower than the median level for the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was lower than the median total expense level of other funds in the peer group.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including the Advisor’s sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rates charged by the Advisor to the Funds.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Funds, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with figures for the profitability of a selection of other, publicly listed investment management firms. The Trustees noted that the comparability of the Advisor’s estimated profitability to the publicly disclosed information about the profitability of other investment management firms is limited due to the nature of those firms and other factors. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
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Other Information, Continued
September 30, 2022 (Unaudited)
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. The Trustees also considered how the establishment of additional investment products by the Advisor may benefit the Funds. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Funds’ stated investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
Thornburg Taxable Fixed Income Funds Annual Report  |  109

Trustees and Officers
September 30, 2022 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 76 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 67 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 61 Trustee since 2012, Member of the Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 73 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 59 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 58 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 68 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 63 Trustee since 1996, Chair of Operations Risk Oversight Committee and Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
110  |   Thornburg Taxable Fixed Income Funds Annual Report

Trustees and Officers, Continued
September 30, 2022 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 59 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 48 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 48 Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 56 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 55 Treasurer since 2019(6)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 42 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020.	Not applicable
Jeff Klingelhofer, 41 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 51, Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014)	Not applicable
Christopher Luckham, 45 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 40 Secretary since 2021(6)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust and 1 active closed-end Fund, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Taxable Fixed Income Funds Annual Report  |  111

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 13, 2022
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
112  |  Thornburg Taxable Fixed Income Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $38.7 billion (as of September 30, 2022) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4628

Annual Report | September 30, 2022

Thornburg Municipal Funds
Thornburg Short Duration Municipal Fund
Thornburg Limited Term Municipal Fund
Thornburg California Limited Term Municipal Fund
Thornburg New Mexico Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund
Thornburg Intermediate Municipal Fund
Thornburg Strategic Municipal Income Fund

Thornburg Municipal Funds
Annual Report  |  September 30, 2022
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Municipal Funds Annual Report  |  3

Letter to Shareholders
September 30, 2022 (Unaudited)
Dear Shareholder:
As I enter my 17th year here at Thornburg Investment Management, Inc. (“Thornburg”), I have the occasion to recall a number of market episodes that I have experienced with the backdrop of the beautiful mountains of Santa Fe. I especially recall the harrowing experiences of 2008, where for many in New York, London, or another financial center there was nowhere to escape conversations about the end of the financial world. Here in Santa Fe, while my neighbors and friends were concerned about the worsening economic outlook, there was relative surety about the sun rising (over the Sangre de Cristo mountains) and setting (over the Jemez mountains). I found it’s a real advantage to have that perspective in challenging times like these.
In last year’s version of this letter, I wrote:
“At Thornburg, we see the importance of ever-lower rates and accommodative policy both for the robustness of the post-pandemic recovery as well as for the now ensuing excess of demand over supply in both goods and labor. While this may, or may not, be transitory, the effect of massive stimulus, as well as its potential withdrawal, are hard to overemphasize. As market participants, we will have to navigate out of record low nominal and real global interest rates, close to record high equity prices, and a voracious appetite for less liquid investments and vehicles (including special purpose acquisition companies (SPACs), pre-IPO equity, private debt, and the like).”
With the benefit of hindsight, even with the perspective I wrote about in 2021, I now see that last year’s letter did not fully convey the potential market effects of a significant shift away from the accommodative monetary policies that have been in place for much of the last decade. From our perspective, the U.S. Federal Reserve, and many other policymakers in the developed world, have been far behind the curve and the moves they made in the past year to catch up have led to a market dynamic that we haven’t seen in four decades. It’s hard to imagine that as recently as March 2022, the federal funds overnight rate in the U.S. was zero, and by early next year, just one year later, it may be at 5%. We at Thornburg believe that this dramatic interest rate hiking cycle, combined with a significant pace of quantitative tightening, will continue to drive market volatility and likely create moments of intermittent liquidity in the market similar to a dry Santa Fe spring.
That said, we also see opportunities for value for the first time in a couple of years. As of the end of our fiscal year, bond markets have had their worst year in four decades.
Current data also shows that global wealth destruction is on par with the 2008 crisis. In our view, markets have moved from the state of overvaluation we noted in this letter a year ago to one now where there is much more balance. In this current market environment, both global equities and fixed income investments can credibly provide a medium and long-term return pathway that compounds wealth. What remains to be seen is whether that is both a real and a nominal wealth growth outcome over time. While inflation is not transitory, and rates may stay higher for longer through 2023, in our view the market is beginning to discount the global growth downshift that is required to break the back of inflation.
At Thornburg, you, our clients, are the constituency on whom we are most focused, and volatility presents an opportunity to execute on the promise of the firm’s platform, investment process and portfolios. In this environment, just as in other volatile periods throughout Thornburg’s four-decade history, we will rely on our unsiloed, global approach to markets and investments that has allowed us to achieve, and continues to drive, our goal of long-term investment excellence. More and more, the interconnectedness of markets and capital demands an equally interconnected approach to analysis and execution. We’re proud of the value that we’ve been able to provide to you through this collaborative and informed perspective and look forward to ugly markets as they provide a wonderful opportunity as we seek to help you meet your financial goals.
Many firms may have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you expect from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Municipal Funds Annual Report

Thornburg Short Duration Municipal Fund

Investment Goal and
Fund Overview
The primary goal of Short Duration Municipal Fund is to provide current income exempt from federal income tax, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -3.77% versus the ICE BofA 1-3 Year U.S. Municipal Securities Index’s (the "Index") return of -3.56% during the 12-month period ended September 30, 2022. The Fund’s underperformance relative to the Index comes during a challenging period for fixed income securities as the Federal Reserve has recently increased interest rates to tamp down domestic inflation.
» The Fund’s duration and yield curve positioning were the largest detractors from its absolute performance during the period as bond yields in general rose significantly across all maturities. However, the Fund’s relatively shorter duration and underweighting to longer maturities were contributors to its relative performance versus its Index despite the Fund’s absolute underperformance during the period.
» The Fund’s relative underperformance versus the Index during the period was a result of lower coupon return during the quarter. The Fund’s longer maturity range of 5-years or less versus the Index’s range of 3-years or less meant the Fund had less natural turnover and was unable to replace lower yielding bonds with higher yielding bonds. As a result, coupon return was the largest detractor from the Fund’s relative performance during the period
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SHORT DURATION MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SHORT DURATION MUNICIPAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	-3.88%	-0.95%	-0.17%	0.10%
With sales charge	-6.01%	-1.46%	-0.47%	-0.07%
Class I Shares (Incep: 12/30/13)	-3.77%	-0.78%	0.03%	0.29%
ICE BofA 1-3 Year U.S. Municipal Securities Index (Since 12/30/13)	-3.56%	-0.17%	0.57%	0.71%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.98%; I shares, 0.65%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  5

Thornburg Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average maturity normally of less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -6.99% versus the ICE BofA 1-10 Year U.S. Municipal Securities Index’s (the "Index") return of -7.09% during the 12-month period ended September 30, 2022. The Fund’s outperformance relative to the Index comes during a challenging period for fixed income securities as the Federal Reserve has recently increased interest rates to tamp down domestic inflation.
» The Fund’s duration and yield curve positioning were the largest detractors from its absolute performance during the period as bond yields in general rose significantly across all maturities. However, the Fund’s relatively shorter duration and underweighting to longer maturities versus the Index allowed it to outperform its Index during the period.
» The Fund’s performance relative to the Index was muted with respect to its sector and quality allocations due to the outsized impact that its duration and yield curve positioning had during the period. The Fund’s sector and quality allocations as well as its security selection were detractors from its absolute performance during the period.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/28/84)
Without sales charge	-7.20%	-1.40%	-0.11%	0.59%	4.18%
With sales charge	-9.26%	-1.89%	-0.41%	0.44%	4.14%
Class C Shares (Incep: 9/1/94)
Without sales charge	-7.43%	-1.65%	-0.37%	0.34%	2.63%
With sales charge	-7.89%	-1.65%	-0.37%	0.34%	2.63%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-7.74%	-	-	-	-4.00%
With sales charge	-8.33%	-	-	-	-4.00%
Class I Shares (Incep: 7/5/96)	-6.99%	-1.17%	0.13%	0.87%	3.15%
ICE BofA 1-10 Year U.S. Municipal Securities Index (Since 9/28/84)	-7.09%	-0.84%	0.61%	1.22%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.69%; C shares, 0.97%; C2 Shares, 1.72%; I shares, 0.46%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: C2 Shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
6  |   Thornburg Municipal Funds Annual Report

Thornburg California Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of California and U.S. territory municipal bonds with a dollar-weighted average maturity normally less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -6.20% versus the ICE BofA 1-10 Year U.S. Municipal Securities Index’s (the "Index") return of -7.09% during the 12-month period ended September 30, 2022. The Fund’s outperformance relative to its Index comes during a challenging period for fixed income securities as the Federal Reserve has recently increased interest rates to tamp down U.S. domestic inflation.
» The Fund’s duration and yield curve positioning were the largest detractors from its absolute performance during the period as bond yields in general rose significantly across all maturities. However, the Fund’s relatively shorter duration and underweighting to longer maturities versus the Index allowed it to outperform its Index during the period.
» The Fund’s performance relative to the Index was muted with respect to its sector and quality allocations due to the outsized impact that its duration and yield curve positioning had during the period. The Fund’s security selection was a detractor to its performance relative to the Index, which was a result of California municipal bonds selling off more during the period than municipal bonds from various U.S. states that were in the Index.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/19/87)
Without sales charge	-6.44%	-1.54%	-0.40%	0.57%	3.58%
With sales charge	-8.52%	-2.04%	-0.70%	0.42%	3.53%
Class C Shares (Incep: 9/1/94)
Without sales charge	-6.70%	-1.82%	-0.68%	0.31%	2.51%
With sales charge	-7.16%	-1.82%	-0.68%	0.31%	2.51%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-6.78%	-	-	-	-3.54%
With sales charge	-7.38%	-	-	-	-3.54%
Class I Shares (Incep: 4/1/97)	-6.20%	-1.29%	-0.15%	0.86%	2.94%
ICE BofA 1-10 Year U.S. Municipal Securities Index (Since 2/19/87)	-7.09%	-0.84%	0.61%	1.22%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.92%; C shares, 1.27%; C2 shares, 6.50%; I shares, 0.70%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.74%; C shares, 1.02%; C2 shares, 1.02%; I shares, 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  7

Thornburg New Mexico Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New Mexico and U.S. territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -8.27% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the "Index") return of -9.74% during the 12-month period ended September 30, 2022. The Fund’s outperformance relative to the Index comes during a challenging period for fixed income securities as the Federal Reserve has recently increased interest rates to tamp down domestic inflation.
» The Fund’s duration and yield curve positioning were the largest detractors from its absolute performance during the period as bond yields in general rose significantly across all maturities. However, the Fund’s relatively shorter duration and underweighting to longer maturities versus the Index allowed it to outperform its Index during the period.
» The Fund’s performance relative to the Index was muted with respect to its sector and quality allocations due to the outsized impact that its duration and yield curve positioning had during the period. However, both duration and yield curve positioning were overall positive contributors to the Fund’s absolute and relative performance during the period due to market demand for New Mexico bonds.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 6/18/91)
Without sales charge	-8.49%	-1.72%	0.01%	0.80%	3.60%
With sales charge	-10.29%	-2.38%	-0.39%	0.60%	3.53%
Class D Shares (Incep: 6/1/99)	-8.78%	-2.00%	-0.26%	0.54%	2.44%
Class I Shares (Incep: 2/1/07)	-8.27%	-1.42%	0.32%	1.11%	2.48%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 6/18/91)	-9.74%	-1.39%	0.66%	1.67%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.98%; D shares, 1.29%; I shares, 0.71%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: D shares, 1.24%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
8  |   Thornburg Municipal Funds Annual Report

Thornburg New York Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New York and US territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -7.18% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the "Index") return of -9.74% during the 12-month period ended September 30, 2022. The Fund’s outperformance relative to the Index comes during a challenging period for fixed income securities as the Federal Reserve has recently increased interest rates to tamp down domestic inflation.
» The Fund’s duration and yield curve positioning were the largest detractors from its absolute performance during the period as bond yields in general rose significantly across all maturities. However, the Fund’s relatively shorter duration and underweighting to longer maturities versus the Index allowed it to outperform its Index during the period.
» The Fund’s performance relative to the Index was muted with respect to its sector and quality allocations due to the outsized impact that its duration and yield curve positioning had during the period. However, both duration and yield curve positioning were overall positive contributors to the Fund’s absolute and relative performance during the period thanks to market demand for New York bonds.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/5/97)
Without sales charge	-7.48%	-1.49%	-0.03%	0.82%	3.04%
With sales charge	-9.31%	-2.14%	-0.44%	0.62%	2.95%
Class I Shares (Incep: 2/1/10)	-7.18%	-1.17%	0.29%	1.14%	2.23%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 9/5/97)	-9.74%	-1.39%	0.66%	1.67%	4.10%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.14%; I shares, 0.93%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  9

Thornburg Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -8.36% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the "Index") return of -9.74% during the 12-month period ended September 30, 2022. The Fund’s outperformance relative to the Index comes during a challenging period for fixed income securities as the Federal Reserve has recently increased interest rates to tamp down domestic inflation.
» The Fund’s duration and yield curve positioning were the largest detractors from its absolute performance during the period as bond yields in general rose significantly across all maturities. However, the Fund’s relatively shorter duration and underweighting to longer maturities versus the Index allowed it to outperform its Index during the period.
» The Fund’s performance relative to the Index was muted with respect to its sector and quality allocations due to the outsized impact that its duration and yield curve positioning had during the period. The Fund’s sector positioning and its higher quality overweight were detractors to its relative return versus the Index.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/22/91)
Without sales charge	-8.50%	-1.33%	0.39%	1.26%	4.03%
With sales charge	-10.31%	-1.99%	-0.01%	1.05%	3.96%
Class C Shares (Incep: 9/1/94)
Without sales charge	-8.89%	-1.72%	0.02%	0.91%	3.21%
With sales charge	-9.43%	-1.72%	0.02%	0.91%	3.21%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-8.89%	-	-	-	-3.71%
With sales charge	-9.47%	-	-	-	-3.71%
Class I Shares (Incep: 7/5/96)	-8.36%	-1.10%	0.64%	1.54%	3.71%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 7/22/91)	-9.74%	-1.39%	0.66%	1.67%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C and Class C2 shares include a 0.60% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.91%; C shares, 1.30%; C2 shares, 2.62%; I shares, 0.67%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.77%; C shares, 1.14%; C2 shares, 1.14%; I shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
10  |   Thornburg Municipal Funds Annual Report

Thornburg Strategic Municipal Income Fund

Investment Goal and
Fund Overview
The primary goal of Strategic Municipal Income Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund has a flexible mandate to invest across a wide range of maturities and credit qualities. The Fund will not invest more than 50% of its portfolio in bonds rated below investment grade and/or unrated bonds at the time of purchase. Also, the portfolio will generally be diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve.
Performance drivers and detractors for the reporting period ended September 30, 2022
» The Fund’s Class I shares returned -10.59% versus the ICE BofA U.S. Municipal Master Index’s (the "Index") return of -11.81% during the 12-month period ended September 30, 2022. The Fund’s outperformance relative to the Index comes during a challenging period for fixed income securities as the Federal Reserve has recently increased interest rates to tamp down domestic inflation.
» The Fund’s duration and yield curve positioning were the largest detractors from its absolute performance during the period as bond yields in general rose significantly across all maturities. However, the Fund’s relatively shorter duration and underweighting to longer maturities versus the Index allowed it to outperform its Index during the period.
» The Fund’s sector and quality as well as security selection were detractors from its relative performance versus the Index during the period. The Fund’s larger allocation to A-rated municipals compared to its Index was a driver of its relative underperformance as lower quality bonds underperformed higher quality bonds in the Index.
Performance Summary
September 30, 2022 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 4/1/09)
Without sales charge	-10.73%	-2.05%	0.01%	1.29%	3.95%
With sales charge	-12.49%	-2.70%	-0.39%	1.09%	3.80%
Class C Shares (Incep: 4/1/09)
Without sales charge	-11.20%	-2.53%	-0.47%	0.89%	3.57%
With sales charge	-11.73%	-2.53%	-0.47%	0.89%	3.57%
Class I Shares (Incep: 4/1/09)	-10.59%	-1.83%	0.22%	1.56%	4.23%
ICE BofA U.S. Municipal Master Index (Since 4/1/09)	-11.81%	-1.93%	0.55%	1.83%	3.50%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.26%; C shares, 1.71%; I shares, 0.97%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2023, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.81%; C shares, 1.28%; I shares, 0.59%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  11

Glossary
September 30, 2022 (Unaudited)
The ICE BofA 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofA 1-10 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofA 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofA U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Parallel and non-parallel shifts – Relates to the movement of the yield curve. A parallel shift means the yield curve moves up or down the same amount across the entire curve (short and long ends move). A non-parallel shift means the short end and long end move at different amounts. For example, the short end may move up 10 basis points while the long-end may move up 20 basis points.
12   |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg Short Duration Municipal Fund  |  September 30, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	184
Effective Duration	1.5 Yrs
Average Maturity	1.8 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.45%
SEC Yield	1.86%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.18% and 1.60%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
4%	31%	26%	14%	12%	12%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG SHORT DURATION MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  13

Fund Summary
Thornburg Limited Term Municipal Fund  |  September 30, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,462
Effective Duration	3.0 Yrs
Average Maturity	3.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.98%
SEC Yield	2.21%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
4%	15%	20%	13%	9%	10%	7%	8%	6%	3%	7%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class C2	LTMQX	885-216-556
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

14  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg California Limited Term Municipal Fund  |  September 30, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	280
Effective Duration	2.9 Yrs
Average Maturity	3.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.78%
SEC Yield	2.08%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.61% and 1.86%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
4%	21%	16%	16%	8%	7%	10%	3%	5%	5%	6%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class C2	LTCQX	885-216-515
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  15

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	130
Effective Duration	4.8 Yrs
Average Maturity	7.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.65%
SEC Yield	2.08%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.63% and 2.07%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	5%	4%	7%	11%	10%	5%	8%	5%	6%	37%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

16  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  September 30, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	42
Effective Duration	4.2 Yrs
Average Maturity	7.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.24%
SEC Yield	2.13%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.07% and 1.83%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	5%	14%	10%	0%	0%	8%	7%	7%	0%	45%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  17

Fund Summary
Thornburg Intermediate Municipal Fund  |  September 30, 2022 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	460
Effective Duration	4.8 Yrs
Average Maturity	8.3 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.73%
SEC Yield	2.56%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.59% and 2.42%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
4%	9%	6%	6%	4%	4%	5%	5%	7%	5%	45%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class C2	THMQX	885-216-374
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

18  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  September 30, 2022 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	277
Effective Duration	5.8 Yrs
Average Maturity	10.1 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.69%
SEC Yield	2.75%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.43% and 2.42%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Thornburg Municipal Funds Annual Report  |  19

Schedule of Investments
Thornburg Short Duration Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 94.5%
	Alabama — 3.1%
[a]	Black Belt Energy Gas District (Guaranty: Morgan Stanley Group), Series A-1, 4.00% due 12/1/2049 (put 12/1/2025)	$1,230,000	$ 1,211,079
	Black Belt Energy Gas District (Guaranty: Royal Bank of Canada), Series D1, 4.00% due 6/1/2023 - 6/1/2026	1,370,000	1,364,746
[a]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 2.375% due 8/1/2037 (put 2/1/2023)	1,200,000	1,195,685
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	1,500,000	1,443,657
	Arizona — 1.2%
[a]	Arizona (Banner Health Obligated Group) HFA, Series B, 2.71% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	1,000,000	971,272
	Northern Arizona University, 5.00% due 8/1/2024	1,115,000	1,129,581
	California — 5.2%
	California Municipal Finance Authority (Insured: BAM) (Green Bond), 5.00% due 5/15/2025 - 5/15/2026	650,000	671,095
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc. Project), Series B, 1.875% due 8/1/2024 (put 11/1/2022)	2,500,000	2,500,000
	City of Los Angeles Department of Airports, 4.00% due 6/29/2023	1,500,000	1,509,624
	County of Los Angeles, 4.00% due 6/30/2023	2,000,000	2,012,980
	County of Riverside, 5.00% due 6/30/2023	1,500,000	1,520,338
[a]	Sacramento Municipal Utility District, Series A, 5.00% due 8/15/2049 (put 10/17/2023)	600,000	605,941
	Colorado — 3.0%
[a]	Colorado (AdventHealth Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2023)	1,000,000	1,018,359
	Crystal Valley Metropolitan District No 2 (Insured: AGM) GO, Series A, 5.00% due 12/1/2022	50,000	50,121
[a]	E-470 Public Highway Authority, Series B, 2.333% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,980,544
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2022 - 12/1/2023	1,425,000	1,440,337
	Sierra Ridge Metropolitan District No 2 (Insured: AGM) GO, 4.00% due 12/1/2025 - 12/1/2026	575,000	581,192
	Connecticut — 1.1%
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2026 - 2/1/2027	1,150,000	1,209,159
	State of Connecticut Special Tax Revenue, Series C, 5.00% due 10/1/2022	680,000	680,000
	District of Columbia — 1.2%
[a]	District of Columbia Housing Finance Agency (Benning Corridor Titleholder, LLC), 4.00% due 9/1/2040 (put 9/1/2025)	2,000,000	2,003,334
	Florida — 2.2%
[a]	County of Escambia (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	775,000	743,990
	County of Miami-Dade Aviation Revenue, Series A, 5.00% due 10/1/2025	1,000,000	1,045,426
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2025 - 6/15/2027	770,000	781,257
[a]	Orange County (AdventHealth Obligated Group) HFA, Series C, 5.00% due 11/15/2052 (put 11/15/2026)	875,000	919,095
	State of Florida (Department of Transportation Right-of-Way Acquisition & Bridge Construction) GO, Series B, 5.00% due 7/1/2023	255,000	258,686
	Georgia — 2.1%
[a]	Development Authority of Burke County (Georigia Power Company), 2.925% due 11/1/2048 (put 3/12/2024)	500,000	493,405
	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets), Series C, 4.00% due 12/1/2023	750,000	746,821
	Municipal Electric Authority of Georgia,
	4.00% due 11/1/2025	600,000	603,772
	Series A, 5.00% due 1/1/2024 - 1/1/2026	1,620,000	1,662,161
	Illinois — 10.8%
[c]	Chicago O’Hare International Airport, Series D, 5.00% due 1/1/2023	875,000	878,973
	City of Chicago (Water System),
	5.00% due 11/1/2024	1,000,000	1,020,164
	Series 2017-2, 5.00% due 11/1/2022	600,000	600,527
[a]	City of Chicago Heights (Olympic Village, LLC), 2.875% due 8/1/2027 (put 8/1/2025)	1,500,000	1,467,313
	Cook County (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2024	1,000,000	1,026,334
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.00% due 12/1/2023	500,000	506,074
	Cook County Community High School District No 233 Homewood-Flossmoor GO, 4.00% due 12/1/2025	1,000,000	1,015,186
	Cook County School District No. 170 Chicago Heights (Insured: AGM) GO, Series D, 5.00% due 12/1/2022	1,500,000	1,504,255
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), Series A, 5.00% due 8/15/2027	500,000	533,490
	Illinois Finance Authority (Washington & Jane Smith Community-Orland Park), 4.00% due 10/15/2022 - 10/15/2024	585,000	576,535
	Metropolitan Water Reclamation District of Greater Chicago GO, Series A, 5.00% due 12/1/2025	585,000	614,195
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2023 - 4/1/2026	1,630,000	1,659,022
	State of Illinois (State Facilities Improvements) GO,
	Series A, 5.00% due 10/1/2022	1,000,000	1,000,000
	Series D, 5.00% due 11/1/2024	1,000,000	1,019,123
	State of Illinois GO,
	Series A, 5.00% due 3/1/2024	800,000	811,775
	Series B,
20 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	5.00% due 3/1/2025 - 9/1/2027	$ 995,000	$ 1,017,538
[d]	5.00% due 3/1/2027	1,000,000	1,024,979
	Series C, 4.00% due 3/1/2023	1,050,000	1,051,191
	Village of Tinley Park GO, 5.00% due 12/1/2024	870,000	886,588
	Indiana — 0.6%
	City of Rockport (AEP Generating Co.; Guaranty: American Electric Power Co.), Series A, 3.125% due 7/1/2025	1,000,000	973,397
	Iowa — 1.5%
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	2,600,000	2,611,547
	Kansas — 2.0%
	Kansas Independent College Finance Authority (Ottawa University), Series C, 5.75% due 5/1/2023	3,000,000	3,027,474
	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) USD GO, Series A, 5.00% due 9/1/2031 (pre-refunded 9/1/2027)	350,000	378,741
	Kentucky — 0.8%
	County of Boone (Duke Energy Kentucky, Inc.), Series A, 3.70% due 8/1/2027	1,000,000	962,909
[a]	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	450,000	445,062
	Louisiana — 2.8%
	City of Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2023	860,000	876,976
	Louisiana Office Facilities Corp. (Louisiana Division of Administration), 5.00% due 11/1/2022	1,455,000	1,456,950
[a]	Louisiana Offshore Terminal Authority (Loop LLC), 1.65% due 9/1/2027 (put 12/1/2023)	1,500,000	1,458,974
[a]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 2.572% (SOFR+ 0.50%) due 5/1/2043 (put 5/1/2026)	990,000	915,008
	Maryland — 0.8%
	County of Washington (Diakon Lutheran Social Ministries Obligated Group) ETM, Series B, 5.00% due 1/1/2023	300,000	301,346
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2024	500,000	512,609
	Maryland Stadium Authority Built to Learn Revenue, Series A, 5.00% due 6/1/2023	600,000	606,548
	Massachusetts — 1.5%
[a,b]	Massachusetts (Mass General Brigham, Inc.) DFA, 3.06% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	2,500,000	2,479,687
	Michigan — 1.4%
[a,c]	Michigan Finance Authority (Bronson Health Care Group Obligated Group), Series B, 5.00% due 11/15/2044 (put 11/16/2026)	1,730,000	1,809,054
[a]	Michigan State Hospital Finance Authority (Ascension Health Credit Group), Series F-5, 2.40% due 11/15/2047 (put 3/15/2023)	500,000	497,732
	Minnesota — 0.9%
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), Series H, 3.01% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	840,000	836,057
	Minnesota Municipal Gas Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 6/1/2025	700,000	697,867
	Mississippi — 0.2%
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2022	375,000	375,000
	Nebraska — 1.6%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 3/1/2050 (put 1/1/2024)	1,000,000	1,009,788
[a]	Nebraska Public Power District, Series A, 0.60% due 1/1/2051 (put 7/1/2023)	1,720,000	1,687,096
	Nevada — 0.3%
[a]	County of Clark (Nevada Power Co.), 1.65% due 1/1/2036 (put 3/31/2023)	500,000	495,933
	New Jersey — 3.9%
	City of Newark GO,
	Series D, 4.00% due 9/29/2023	2,000,000	1,991,396
	Series E, 1.25% due 10/3/2022	2,000,000	1,999,478
	New Jersey (School Facilities Construction) EDA, Series NN, 5.00% due 3/1/2024	1,000,000	1,004,497
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A, 5.00% due 6/15/2024	850,000	868,071
	Southeast Monmouth Municipal Utilities Authority (Water Revenue Project Notes), 4.00% due 9/29/2023	700,000	702,127
	New Mexico — 3.9%
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series A, 0.875% due 6/1/2040 (put 10/1/2026)	1,000,000	861,139
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,420,210
[a]	Series E, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,420,211
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	2,000,000	1,904,654
	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada), Series A, 4.00% due 11/1/2022	675,000	675,125
	University of New Mexico, Series A, 5.00% due 6/1/2023	280,000	283,172
	New York — 8.1%
	City of New York GO, Series C, 5.00% due 8/1/2024	775,000	798,352
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2034 (pre-refunded 4/1/2024)	500,000	512,932
	County of Suffolk (Insured: AGM) GO, Series A, 5.00% due 2/1/2025	750,000	777,425
[d]	Manchester-Shortsville Central School District (State Aid Withholding) GO, 4.00% due 8/17/2023	2,200,000	2,204,952
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 21

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	Nassau County Local Economic Assistance Corp. (Park Lake Hempstead L.P.), 0.30% due 11/1/2024 (put 11/1/2023)	$2,000,000	$ 1,916,136
	New York State Dormitory Authority (Barnard College), Series A, 4.00% due 7/1/2024 - 7/1/2025	350,000	352,856
	New York State Dormitory Authority (School District Bond Financing Program) (State Aid Withholding), Series F, 5.00% due 10/1/2022	800,000	800,000
[a]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	2,000,000	1,982,214
	New York State Housing Finance Agency (Green Bond), Series I, 2.70% due 11/1/2023	2,125,000	2,110,718
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2023 - 7/1/2025	920,000	937,150
[d]	Town of Oyster Bay (Insured: BAM) GO, 4.00% due 11/1/2024	925,000	937,600
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	425,000	428,774
	North Carolina — 1.3%
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029 (pre-refunded 6/1/2025)	205,000	214,250
	North Carolina Turnpike Authority, 5.00% due 2/1/2024	2,000,000	2,038,022
	North Dakota — 1.2%
[a]	North Dakota Housing Finance Agency, Series B, 2.66% (MUNIPSA + 0.2%) due 1/1/2043 (put 7/1/2024)	2,000,000	1,995,468
	Ohio — 4.3%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2027	555,000	568,361
[a]	County of Allen Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.), Series B-1, 5.00% due 10/1/2049 (put 8/3/2027)	2,000,000	2,109,224
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2023	2,020,000	2,028,440
[a]	State of Ohio (Republic Services, Inc.), 2.75% due 11/1/2035 (put 12/1/2022)	1,000,000	1,000,000
	Union/Clermont County Township GO, 3.00% due 8/30/2023	1,500,000	1,493,191
	Oklahoma — 1.1%
	Muskogee Industrial Trust (Muskogee County ISD No. 20), 5.00% due 9/1/2023	200,000	201,533
	Rogers County Educational Facilities Authority (School District No 2 Catoosa), 5.00% due 9/1/2026	1,500,000	1,579,740
	Pennsylvania — 5.6%
	Allegheny County Hospital Development Authority (UPMC Obligated Group), Series A, 5.00% due 7/15/2025	1,500,000	1,542,580
[a]	Bethlehem Area School District Authority (State Aid Withholding), Series B, 2.347% (SOFR + 0.35%) due 7/1/2031 (put 11/1/2025)	1,930,000	1,782,994
	City of Lancaster (Insured: AGM) GO, Series A, 4.00% due 11/1/2022	385,000	385,211
	Hempfield Area School District (Insured: AGM) (State Aid Withholding) GO,
	Series B, 5.00% due 3/15/2027	1,410,000	1,496,981
	Series C, 5.00% due 3/15/2027	290,000	307,890
[a]	Pennsylvania (Republic Services, Inc.) EDFA, Series B, 2.00% due 12/1/2030 (put 1/3/2023)	1,000,000	1,000,000
[a]	Pennsylvania (Waste Management Obligated Group; Guaranty: Waste Management, Inc.) EDFA, 0.95% due 12/1/2033 (put 12/1/2026)	1,000,000	875,675
	Philadelphia Gas Works Co. (Insured: AGM),
	Series A, 5.00% due 8/1/2024 - 8/1/2025	860,000	889,885
	Series B, 5.00% due 8/1/2024	500,000	513,954
	School District of Philadelphia (State Aid Withholding) GO, Series F, 5.00% due 9/1/2024	620,000	636,857
	South Carolina — 1.3%
	City of North Charleston (North Charleston Noisette Community Redevelopment Project Area), 5.00% due 10/1/2022	700,000	700,000
[a]	Patriots Energy Group Financing Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 10/1/2048 (put 2/1/2024)	1,500,000	1,503,557
	South Dakota — 0.2%
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), Series A, 5.00% due 9/1/2023	335,000	338,528
	Tennessee — 0.8%
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series C, 5.00% due 2/1/2023	1,310,000	1,314,685
	Texas — 11.6%
	Arlington Higher Education Finance Corp (Riverwalk Education Foundation, Inc.) (Insured: PSF-GTD), 5.00% due 8/15/2026	365,000	384,466
[a]	Boerne School District (Insured: PSF-GTD) ISD GO, 2.80% due 12/1/2051 (put 12/1/2023)	1,800,000	1,785,537
	City of Conroe GO, 5.00% due 3/1/2023	105,000	105,763
	City of Houston Airport System Revenue, Series B, 5.00% due 7/1/2023	150,000	151,910
	City of Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2025 - 4/15/2027	2,050,000	2,155,534
	Clifton Higher Education Finance Corp. (Idea Public Schools) (Insured: PSF-GTD), Series T, 5.00% due 8/15/2025 - 8/15/2026	860,000	903,927
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2026	1,000,000	1,048,986
	Dallas Fort Worth International Airport, 5.00% due 11/1/2023	1,000,000	1,018,634
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	135,000	132,025
[a]	Fort Bend (Insured: PSF-GTD) ISD GO, Series B, 3.00% due 8/1/2052 (put 8/1/2023)	2,000,000	1,998,760
	Highland Park (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2024	1,015,000	1,039,628
[c]	Lower Colorado River Authority (LCRA Transmission Services Corp.), Series A, 5.00% due 5/15/2024	750,000	768,925
[a]	North East Independent School District (Insured: PSF-GTD) ISD GO, Series C, 2.05% due 8/1/2046 (put 8/1/2023)	1,000,000	991,305
	Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word) ETM, 5.00% due 12/1/2022	1,000,000	1,002,506
	Port Arthur (Insured: AGM) ISD GO, 5.00% due 2/15/2023	250,000	251,835
[a]	Prosper (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 2/15/2050 (put 8/15/2023)	750,000	742,409
[a]	San Antonio Housing Trust Finance Corp. (Arbors at West Avenue L.P.), 1.45% due 3/1/2026 (put 3/1/2025)	2,000,000	1,915,588
[a]	San Antonio Housing Trust Public Facility Corp. (PV Country Club Village LP), 4.00% due 8/1/2026 (put 8/1/2025)	1,000,000	1,012,420
22 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	San Antonio Water System, Series B, 2.00% due 5/1/2044 (put 11/1/2022)	$ 405,000	$ 404,688
	Stephen F Austin State University, 5.00% due 10/15/2022	455,000	455,246
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2025 - 12/15/2026	1,125,000	1,147,336
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2025	240,000	245,067
	Virginia — 2.1%
[a]	Halifax County IDA, 1.65% due 12/1/2041 (put 5/31/2024)	1,500,000	1,452,213
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2023 - 1/1/2024	700,000	706,262
[a]	Wise County (Virginia Electric and Power Co.) IDA, Series A, 1.20% due 11/1/2040 (put 5/31/2024)	1,500,000	1,432,575
	Washington — 1.2%
	King County Housing Authority, 2.00% due 12/1/2022 - 6/1/2023	1,130,000	1,122,053
	State of Washington GO, Series 2021A, 5.00% due 6/1/2024	500,000	514,475
	University of Washington, 5.00% due 4/1/2023	300,000	302,816
	West Virginia — 0.6%
	County of Mason (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	1,000,000	1,000,000
	Wisconsin — 3.0%
	County of Waushara GO, Series A, 4.50% due 6/1/2027	1,260,000	1,293,501
	Public Finance Authority, 4.00% due 1/1/2027	870,000	871,444
[a]	Public Finance Authority (Duke Energy Progress, LLC), Series A-1, 3.30% due 10/1/2046 (put 10/1/2026)	2,000,000	1,968,532
[a]	Wisconsin Housing & EDA, Series B, 0.40% due 5/1/2045 (put 11/1/2023)	1,000,000	966,782
	Total Long-Term Municipal Bonds — 94.5% (Cost $163,112,512)		159,682,037
	Short-Term Municipal Bonds — 6.4%
	Colorado — 1.0%
	City & County of Denver (SPA JP Morgan Chase Bank N.A.) COP,
[a]	Series A2, 2.95% due 12/1/2029 (put 10/3/2022)	935,000	935,000
[a]	Series A3, 2.95% due 12/1/2031 (put 10/3/2022)	800,000	800,000
	Florida — 1.1%
[a]	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series B, 2.95% due 10/1/2042 (put 10/3/2022)	1,900,000	1,900,000
	Nevada — 0.8%
[a,b]	Tender Option Bond Trust Receipts/Certificates (Guaranty: Deutsche Bank A.G.), Series 2021-XF1120, 2.71% due 11/1/2061 (put 10/7/2022)	1,330,000	1,330,000
	New Hampshire — 0.7%
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street B&T Co.), Series A2, 2.95% due 7/1/2035 (put 10/3/2022)	1,200,000	1,200,000
	North Carolina — 0.6%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JP Morgan Chase Bank N.A.), Series B, 2.95% due 1/15/2038 (put 10/3/2022)	1,000,000	1,000,000
	Oregon — 1.0%
[a,b]	Tender Option Bond Trust Receipts/Certificates (Guaranty: Deutsche Bank A.G.), Series 2021-XF1123, 2.71% due 10/1/2061 (put 10/7/2022)	1,670,000	1,670,000
	Texas — 1.2%
[a,b]	Tender Option Bond Trust Receipts/Certificates (LOC: Deutsche Bank A.G.), Series 2021-XF1102, 2.71% due 7/1/2061 (put 10/7/2022)	2,000,000	2,000,000
	Total Short-Term Municipal Bonds — 6.4% (Cost $10,835,000)		10,835,000
	Total Investments — 100.9% (Cost $173,947,512)		$170,517,037
	Liabilities Net of Other Assets — (0.9)%		(1,543,100)
	Net Assets — 100.0%		$168,973,937

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $9,979,687, representing 5.91% of the Fund’s net assets.
c	When-issued security.
d	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 23

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2022
AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
PSF-GTD	Guaranteed by Permanent School Fund
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
USD	Unified School District

24 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.0%
	Alabama — 1.9%
	Alabama Community College System ACCS Enhancements Fee Revenue (Insured: AGM), 4.00% due 9/1/2027 - 9/1/2028	$ 515,000	$ 530,216
	Alabama Public School and College Authority, Series A, 5.00% due 11/1/2025	1,000,000	1,053,553
	Alabama Public School and College Authority (Education System Capital Improvements), Series B, 5.00% due 6/1/2023	735,000	744,378
[a]	Black Belt Energy Gas District (Guaranty: Morgan Stanley Group), Series A-1, 4.00% due 12/1/2049 (put 12/1/2025)	10,500,000	10,338,479
[a]	Black Belt Energy Gas District (Guaranty: Royal Bank of Canada), Series D1, 4.00% due 7/1/2052 (put 6/1/2027)	15,660,000	15,393,717
	Chatom (Powersouth Energy Co-operative Projects; Insured: AGM) IDB, 5.00% due 8/1/2025 - 8/1/2030	3,830,000	4,122,750
[a]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 2.375% due 8/1/2037 (put 2/1/2023)	1,595,000	1,589,264
	Lower Alabama Gas District (Guaranty: Goldman Sachs Group, Inc.),
[a]	4.00% due 12/1/2050 (put 12/1/2025)	17,175,000	16,810,976
	Series A, 5.00% due 9/1/2029	3,625,000	3,658,727
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	2,500,000	2,406,095
[a]	Southeast Alabama Gas Supply District (Guaranty: Morgan Stanley Group), Series A, 4.00% due 6/1/2049 (put 6/1/2024)	1,000,000	995,609
[a]	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group), Series B, 4.00% due 12/1/2051 (put 12/1/2031)	8,580,000	7,941,854
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	9,360,798
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,412,131
	Arizona — 1.5%
[a]	Arizona (Banner Health Obligated Group) HFA, Series B, 2.71% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	4,000,000	3,885,088
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,360,000	3,410,301
	Arizona Board of Regents (Arizona State University) COP, Series A, 5.00% due 9/1/2023	5,580,000	5,673,270
	Arizona Board of Regents (Northern Arizona University Projects) COP, 5.00% due 9/1/2023	3,325,000	3,328,900
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2023 - 8/1/2024	1,350,000	1,380,072
	Arizona Board of Regents (University of Arizona) COP, Series C, 5.00% due 6/1/2028	780,000	844,581
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2023 - 7/1/2025	7,330,000	7,593,937
	County of Pima (Sewer System & Fleet Services Facilities Expansion) COP, Series A, 5.00% due 12/1/2022	1,275,000	1,279,026
	County of Pinal (Detention and Training Facilities), Series A, 5.00% due 8/1/2023 - 8/1/2025	3,300,000	3,382,058
	County of Pinal (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,071,163
[a]	Maricopa County Pollution Control Corp. (Public Service Co. of New Mexico), 0.875% due 6/1/2043 (put 10/1/2026)	4,700,000	4,114,812
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2025 - 6/1/2030	1,180,000	1,278,273
	Pima County (TMC HealthCare Obligated Group) IDA, 5.00% due 4/1/2031	1,000,000	1,064,316
	Pima County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	3,320,000	3,238,235
	Pinal County Community College District GO, 5.00% due 7/1/2029 - 7/1/2030	2,200,000	2,434,226
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2026 - 1/1/2029	8,405,000	9,014,667
	State of Arizona COP ETM, Series A, 5.00% due 10/1/2025	3,375,000	3,532,623
	Arkansas — 0.0%
	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities) ETM, Series A, 3.00% due 11/1/2023	615,000	614,214
	California — 4.4%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2022 - 12/1/2023	5,200,000	5,275,209
[a]	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge), Series E, 2.87% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	1,500,000	1,479,464
[a]	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group) (Green Bond), Series B-1, 4.00% due 2/1/2052 (put 8/1/2031)	5,480,000	5,253,879
[a]	California Infrastructure & Economic Development Bank (J Paul Getty Trust), Series B-2, 3.00% due 10/1/2047 (put 10/1/2026)	3,000,000	2,984,364
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 5.00% due 5/15/2029 - 5/15/2031	1,195,000	1,278,446
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc. Project), Series B, 1.875% due 8/1/2024 (put 11/1/2022)	3,655,000	3,655,000
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2022	10,075,000	10,089,458
	California Statewide Communities Development Authority (CHF-Irvine LLC; Insured: BAM), 5.00% due 5/15/2030	2,000,000	2,135,936
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2004-M-R, 5.00% due 4/1/2038 (put 11/1/2029)	5,250,000	5,701,054
	California Statewide Communities Development Authority (Southern California Edison Co.) (Green Bond), 1.75% due 9/1/2029	2,250,000	1,827,432
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	10,125,000	9,875,884
	City of Los Angeles Department of Airports, 4.00% due 6/29/2023	7,500,000	7,548,120
	City of Modesto Wastewater Revenue, Series B, 5.00% due 11/1/2027 - 11/1/2029	3,500,000	3,840,288
	County of Los Angeles, 4.00% due 6/30/2023	7,000,000	7,045,430
	County of Riverside, 5.00% due 6/30/2023	2,550,000	2,584,575
	Lammersville USD (Insured: BAM), 5.00% due 9/1/2029 - 9/1/2030	2,215,000	2,427,314
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series A, 5.00% due 7/1/2023	8,950,000	9,076,105
	Series B, 5.00% due 7/1/2023	11,950,000	12,120,072
	Series D, 5.00% due 7/1/2024	10,640,000	10,978,405
	Los Angeles County Redevelopment Refunding Authority Successor Agency (Bunker Hill Project), Series C, 5.00% due 12/1/2022 - 12/1/2024	22,250,000	22,744,676
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	1,500,000	1,547,546
	Needles (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	975,043
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	4,550,649
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	$35,000,000	$ 35,008,820
	Santa Fe Springs CDC Successor Agency (Consolidated Redevelopment Project; Insured: Natl-Re), Series A, Zero Coupon due 9/1/2024	7,000,000	6,563,151
	Colorado — 1.4%
	City & County of Denver (Buell Theatre Property) COP, Series A, 5.00% due 12/1/2023	1,720,000	1,753,635
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP, Series C, 5.00% due 12/15/2022 - 12/15/2023	2,210,000	2,239,543
	City of Aurora COP, 5.00% due 12/1/2027 - 12/1/2029	7,155,000	7,791,476
[a]	Colorado (AdventHealth Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2023)	1,000,000	1,018,359
[a]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2026)	1,150,000	1,217,994
	Colorado (Northern Colorado Medical Center) HFA ETM, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,372,999
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2026	2,315,000	2,426,854
	Colorado Higher Education COP, 4.00% due 9/1/2032	1,000,000	1,003,537
	County of El Paso (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2022 - 12/1/2028	2,500,000	2,646,236
[c]	County of El Paso (Pikes Peak Regional Development Center) COP, 5.00% due 12/1/2023	1,330,000	1,356,101
	County of Larimer (Jail Facilities Project) COP, 5.00% due 12/1/2028 - 12/1/2029	3,025,000	3,305,642
	Crystal Valley Metropolitan District No 2 (Insured: AGM) GO, Series A, 5.00% due 12/1/2025 - 12/1/2030	1,810,000	1,945,977
[a]	E-470 Public Highway Authority, Series B, 2.333% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,980,544
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2023 - 12/15/2024	1,600,000	1,645,445
	Interlocken Metropolitan District (Insured: AGM) GO,
	Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,478,576
	Series A-2, 5.00% due 12/1/2027	365,000	390,846
	Regional Transportation District (Denver Transit Partners LLC), Series A, 5.00% due 7/15/2024 - 1/15/2031	3,580,000	3,692,383
	Regional Transportation District (Denver Transit Partners), Series A, 5.00% due 7/15/2032	600,000	616,892
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	4,000,000	4,050,324
	Regional Transportation District (North Metro Rail Line) COP ETM, Series A, 5.00% due 6/1/2023	4,000,000	4,049,784
	Sierra Ridge Metropolitan District No 2 (Insured: AGM) GO, 4.00% due 12/1/2027 - 12/1/2032	1,505,000	1,533,930
	State of Colorado COP,
	5.00% due 3/15/2030	1,000,000	1,090,164
	Series A,
	5.00% due 9/1/2024 - 9/1/2026	3,395,000	3,558,097
[c]	5.00% due 9/1/2028	1,215,000	1,311,209
	Series M, 5.00% due 3/15/2028	300,000	323,938
	Connecticut — 2.2%
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
	Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	1,881,583
	Series B, 5.00% due 10/1/2022	1,765,000	1,765,000
	Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group), Series A, 5.00% due 7/1/2032	600,000	645,554
	State of Connecticut (Educational Facilities) GO,
	Series B, 5.00% due 6/15/2024 - 6/15/2025	30,400,000	31,436,423
	Series E, 5.00% due 9/1/2023	5,550,000	5,642,136
	State of Connecticut (Various Capital Projects) GO,
	Series B, 5.00% due 5/15/2027	16,615,000	17,499,433
	Series E, 5.00% due 8/15/2024	1,845,000	1,873,780
	State of Connecticut GO,
	Series B, 5.00% due 2/15/2024	7,000,000	7,168,091
	Series C, 5.00% due 6/15/2023 - 6/15/2028	11,540,000	12,253,720
	Series E, 5.00% due 9/15/2028	2,560,000	2,762,483
	State of Connecticut Special Tax Revenue,
	Series B, 5.00% due 9/1/2028	1,175,000	1,242,571
	Series D, 5.00% due 11/1/2032	500,000	553,457
	State of Connecticut Special Tax Revenue (Transportation Infrastructure Purposes), Series A, 5.00% due 8/1/2026	1,200,000	1,253,716
	University of Connecticut, Series A, 5.00% due 5/1/2032	1,000,000	1,110,121
	Delaware — 0.1%
	Delaware State (Beebe Medical Center, Inc.) HFA, 5.00% due 6/1/2031	1,200,000	1,223,449
	Delaware Transportation Authority, 5.00% due 9/1/2029 - 9/1/2031	3,915,000	4,291,470
	District of Columbia — 0.1%
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2023 - 7/1/2028	4,750,000	4,936,893
	Florida — 5.8%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2023	2,250,000	2,277,234
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2023 - 7/1/2028	22,890,000	23,992,143
26 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series B, 5.00% due 7/1/2023 - 7/1/2029	$18,195,000	$ 19,235,639
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	13,464,304
	Central Florida Expressway Authority, 5.00% due 7/1/2023 - 7/1/2026	3,390,000	3,477,748
	Central Florida Expressway Authority (Insured: AGM), 5.00% due 7/1/2028 - 7/1/2031	1,250,000	1,356,390
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	5,705,368
	City of Jacksonville,
	5.00% due 10/1/2027	400,000	430,390
	Series C, 5.00% due 10/1/2023	1,105,000	1,123,290
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2026 - 11/15/2028	1,990,000	2,085,069
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	2,865,384
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2023 - 11/1/2027	3,545,000	3,701,699
	County of Manatee (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2032	1,270,000	1,334,595
	County of Polk (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,422,080
[a,b]	Deutsche Bank Spears/Lifers Trust (Guaranty: Deutsche Bank A.G.), Series DBE-8085, 2.86% due 7/1/2061 (put 11/29/2022)	10,000,000	10,000,000
	Florida State Board of Governors (Florida State University Student Health Fee Revenue),
	5.00% due 7/1/2030	1,010,000	1,117,345
	Series A, 5.00% due 7/1/2028	255,000	276,875
	Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2022	3,005,000	3,008,257
	Hillsborough County School Board (Master Lease Program) COP,
	5.00% due 7/1/2027 - 7/1/2029	10,575,000	11,204,207
	Series B, 5.00% due 7/1/2028	4,835,000	5,103,318
	JEA Electric System, Series A, 5.00% due 10/1/2024 (pre-refunded 10/1/2023)	1,200,000	1,219,663
	JEA Electric System ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,419,989
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,071,154
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,085,527
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2024	3,065,000	3,148,365
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,583,860
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,265,000	10,625,889
	Miami-Dade County Aviation Revenue, Series A, 5.00% due 10/1/2032	500,000	535,197
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,091,128
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2023 - 5/1/2024	12,130,000	12,374,612
[a]	5.00% due 5/1/2031 (put 5/1/2024)	2,550,000	2,614,359
	Series C, 5.00% due 5/1/2025	15,000,000	15,568,770
	Okaloosa County School Board COP, Series A, 5.00% due 10/1/2028 - 10/1/2030	2,500,000	2,697,812
[a]	Orange County (AdventHealth Obligated Group) HFA, Series C, 5.00% due 11/15/2052 (put 11/15/2026)	3,500,000	3,676,379
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2023 - 8/1/2025	4,175,000	4,289,825
	Palm Beach County (Baptist Health South Florida Obligated Group) HFA, 5.00% due 8/15/2025 - 8/15/2027	720,000	758,866
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2028 - 11/1/2031	675,000	670,696
	Palm Beach County School Board (Educational Facilities) COP, Series B, 5.00% due 8/1/2023 - 8/1/2024	9,095,000	9,306,806
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2023 - 8/1/2026	7,000,000	7,241,988
	Pasco County School Board COP, Series A, 5.00% due 8/1/2028 - 8/1/2032	1,925,000	2,092,124
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements) GO, Series A, 5.00% due 6/1/2023	1,940,000	1,963,057
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2022 - 10/1/2023	1,375,000	1,387,146
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2023 - 6/1/2025	3,710,000	3,829,563
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2022	2,000,000	2,000,000
	St. Johns County School Board COP, Series A, 5.00% due 7/1/2023 - 7/1/2029	7,665,000	8,152,746
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	1,725,000	1,751,120
	Sunshine State Governmental Financing Commission (Miami-Dade County Program) ETM, Series B-1, 5.00% due 9/1/2023	2,100,000	2,138,346
	Town of Davie (Nova Southeastern University, Inc.), 5.00% due 4/1/2032	400,000	419,062
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2023 - 10/15/2025	1,750,000	1,797,944
	Volusia County School Board (University High School, River Springs Middle School) COP, Series B, 5.00% due 8/1/2024	1,000,000	1,029,186
	Volusia County School Board COP,
	5.00% due 10/1/2029	510,000	538,531
	Series A, 5.00% due 8/1/2031	1,500,000	1,647,840
	Wildwood Utility Dependent District (Insured: BAM), 5.00% due 10/1/2032	200,000	216,337
	Georgia — 3.0%
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct LLC), 5.00% due 6/15/2023	470,000	475,952
	City of Atlanta (Airport Passenger Facility),
	Series A, 5.00% due 1/1/2024 - 7/1/2030	5,950,000	6,229,029
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	2,685,542
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2022 - 12/1/2024	3,290,000	3,332,070
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Atlanta (Water & Wastewater System), 5.00% due 11/1/2022 - 11/1/2025	$ 4,130,000	$ 4,237,702
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.) ETM, 5.00% due 10/1/2022	4,420,000	4,420,000
	Georgia Ports Authority, 5.00% due 7/1/2028 - 7/1/2031	2,875,000	3,184,353
	Georgia State Road & Tollway Authority (GARVEE), 5.00% due 6/1/2032	1,000,000	1,092,603
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets), Series C, 4.00% due 5/1/2052 (put 12/1/2028)	29,700,000	28,166,738
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2023 - 5/15/2029	14,265,000	14,460,776
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
	Series A,
	4.00% due 3/1/2026	470,000	466,798
[a]	4.00% due 7/1/2052 (put 9/1/2027)	14,500,000	14,314,429
	Municipal Electric Authority of Georgia,
	4.00% due 11/1/2023	1,500,000	1,505,552
	5.00% due 11/1/2026 - 11/1/2028	2,550,000	2,674,910
	Series A, 5.00% due 1/1/2026 - 1/1/2032	21,735,000	22,767,607
	Private Colleges & Universities Authority, 5.00% due 4/1/2032	755,000	825,053
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2022 - 10/1/2032	3,160,000	3,329,156
	Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.), 5.00% due 4/1/2029 - 4/1/2031	1,525,000	1,661,246
	Savannah (International Paper Co.) EDA, 1.90% due 8/1/2024	4,000,000	3,846,328
	Guam — 0.5%
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2024	4,500,000	4,505,436
	Guam Government Waterworks Authority (Water & Wastewater System Improvements), 5.25% due 7/1/2023	645,000	651,235
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	4,330,000	4,408,354
	Guam Power Authority (Electric Power System; Insured: AGM) ETM, Series A, 5.00% due 10/1/2022	6,340,000	6,340,000
	Territory of Guam, Series D, 5.00% due 11/15/2022	310,000	310,126
	Territory of Guam ETM, Series D, 5.00% due 11/15/2022	2,650,000	2,655,528
	Hawaii — 0.4%
	City and County of Honolulu (Capital Improvements) GO, Series B, 5.00% due 11/1/2022	6,695,000	6,704,313
	City and County of Honolulu (Capital Improvements) GO ETM, Series A, 5.00% due 11/1/2022	1,750,000	1,752,564
	County of Hawaii (Capital Improvements) GO,
	Series A, 5.00% due 9/1/2023	800,000	811,486
	Series B, 5.00% due 9/1/2023	1,500,000	1,521,537
	Series C, 5.00% due 9/1/2023 - 9/1/2026	2,500,000	2,591,771
	Series D, 5.00% due 9/1/2023 - 9/1/2026	3,085,000	3,206,963
	Series E,
	5.00% due 9/1/2023	1,000,000	1,014,358
[c]	5.00% due 9/1/2026	500,000	525,805
	Idaho — 0.1%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2022 - 12/1/2024	4,350,000	4,435,527
	Illinois — 8.1%
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2023 - 1/1/2024	2,900,000	2,927,141
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	1,836,495
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2025	610,000	620,762
	Series B,
	5.00% due 1/1/2023	1,605,000	1,608,769
[c]	5.00% due 1/1/2024	1,340,000	1,353,882
	Series C, 5.00% due 1/1/2023	3,215,000	3,222,549
	Series D, 5.00% due 1/1/2023 - 1/1/2024	3,435,000	3,457,167
	Chicago Park District GO, Series A, 5.00% due 1/1/2024	155,000	156,606
	Chicago Park District GO ETM,
	Series A, 5.00% due 1/1/2024	1,150,000	1,179,185
	Series D, 5.00% due 1/1/2024	1,060,000	1,086,901
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	22,365,469
	City of Chicago (Riverwalk Expansion Project; Insured: AGM) ETM, 5.00% due 1/1/2023	1,000,000	1,004,595
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2023 - 1/1/2025	13,750,000	14,025,011
	City of Chicago (Water System),
	5.00% due 11/1/2024	2,000,000	2,040,328
	Series 2017-2, 5.00% due 11/1/2023 - 11/1/2024	1,650,000	1,677,554
	Series A, 5.00% due 11/1/2027	6,250,000	6,458,100
	Series A-1, 5.00% due 11/1/2024	4,000,000	4,080,656
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,131,992
[a]	City of Chicago Heights (Olympic Village, LLC), 2.875% due 8/1/2027 (put 8/1/2025)	14,799,000	14,476,515
28 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Joliet IL (Rock Run Crossing Project; Insured BAM) GO, 5.00% due 12/15/2031 - 12/15/2032	$ 2,030,000	$ 2,205,751
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2022	1,000,000	1,004,260
	Clinton Bond Fayette Etc Counties Community College District No 501 Kaskaskia (Insured: AGM) GO, 5.00% due 12/1/2027 - 12/1/2032	1,945,000	2,117,827
	Cook County (Capital Improvement Plan) GO,
	Series A, 5.00% due 11/15/2024	1,500,000	1,539,501
	Series C,
	4.00% due 11/15/2022	1,000,000	1,000,673
	5.00% due 11/15/2022	1,500,000	1,502,932
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2022 - 12/1/2024	5,675,000	5,731,022
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,414,889
	Cook County Community High School District No 233 Homewood-Flossmoor Go, 4.00% due 12/1/2027	1,805,000	1,842,786
	Cook County Community High School District No 233 Homewood-Flossmoor GO, 4.00% due 12/1/2025 - 12/1/2029	6,215,000	6,346,987
	Cook County Sales Tax Revenue,
	5.00% due 11/15/2028	2,250,000	2,394,234
	Series A, 5.00% due 11/15/2029	500,000	538,583
	Cook County School District No 87 Berkeley (Insured: AGM) GO, 5.00% due 12/1/2029	500,000	536,144
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,230,202
	County of Sangamon (Insured: BAM) GO,
	4.00% due 12/15/2030	300,000	301,146
	5.00% due 12/15/2028 - 12/15/2029	425,000	459,355
	DuPage Cook & Will Counties Community College District No 502 GO, 5.00% due 6/1/2024	5,000,000	5,121,030
	DuPage County Forest Preserve District GO, 5.00% due 11/1/2030	1,710,000	1,899,981
	DuPage County School District No 53 Butler, 5.00% due 1/1/2028 - 1/1/2030	1,005,000	1,101,668
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2022 - 11/1/2024	7,530,000	7,730,054
	Illinois Finance Authority (Advocate Health Care), 5.00% due 8/1/2023 - 8/1/2024	1,365,000	1,396,059
	Illinois Finance Authority (Carle Foundation Obligated Group),
	Series A, 5.00% due 2/15/2027	3,000,000	3,141,339
[a]	Series B, 5.00% due 8/15/2053 (put 8/15/2031)	4,800,000	5,226,110
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), Series A, 5.00% due 8/15/2023 - 8/15/2028	5,950,000	6,335,206
	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), Series A, 5.00% due 7/15/2032	800,000	867,231
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2022 - 11/15/2029	5,420,000	5,577,143
[b]	Illinois Finance Authority (University of Chicago Medical Center Obligated Group), Series A, 5.00% due 8/15/2029	2,500,000	2,577,510
	Illinois State Toll Highway Authority,
	5.00% due 1/1/2025	2,000,000	2,074,442
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	10,656,329
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	7,289,740
	Knox & Warren Counties Community Unit School District No 205 Galesburg GO,
	Series B,
	4.00% due 12/1/2022 - 12/1/2024	3,550,000	3,572,492
	5.00% due 12/1/2025 - 12/1/2029	7,400,000	7,786,754
	McHenry County Conservation District GO, 5.00% due 2/1/2025	2,000,000	2,077,952
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond) GO, Series E, 5.00% due 12/1/2025	1,000,000	1,049,905
	Monroe & St Clair Counties Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,705,718
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	1,000,000	1,060,473
	Rock Island Henry Mercer Etc Counties Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2023 - 12/1/2024	7,570,000	7,752,018
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2028 - 1/1/2029	6,445,000	6,752,405
	Sangamon County School District No 186 Springfield (Insured AGM) GO, Series B, 5.00% due 2/1/2030	1,570,000	1,668,012
	Sangamon County School District No 186 Springfield (Insured: AGM) GO, 4.00% due 2/1/2030 - 2/1/2032	3,500,000	3,496,566
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2027 - 4/1/2032	3,310,000	3,471,118
	State of Illinois (State Facilities Improvements) GO, Series D, 5.00% due 11/1/2024	3,650,000	3,719,799
	State of Illinois GO,
	5.50% due 5/1/2024 - 5/1/2030	2,350,000	2,431,170
	Series A, 5.00% due 3/1/2031 - 3/1/2032	5,875,000	5,992,391
	Series B, 5.00% due 12/1/2032	2,000,000	2,022,732
	Series D, 5.00% due 11/1/2023 - 11/1/2028	36,880,000	37,653,657
	State of Illinois Sales Tax Revenue, Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	20,854,220
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series 1, 6.00% due 6/15/2026	235,000	242,592
	University of Illinois, Series A, 4.00% due 4/1/2032	11,465,000	11,438,275
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	625,803
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO,
	Series A,
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	5.00% due 1/1/2023 - 1/1/2024	$12,630,000	$ 12,774,659
[c]	5.00% due 1/1/2025	8,495,000	8,832,948
	Will County Community Unit School District No 201-U Crete-Monee (Insured: BAM) GO, Series U-A, 5.00% due 1/1/2028 - 1/1/2030	615,000	656,129
	Indiana — 0.6%
	Avon Community School Building Corp. (Educational Facilities; Insured: State Intercept), 5.00% due 7/15/2023 - 7/15/2027	3,530,000	3,690,922
	Avon Community School Building Corp. (Insured: State Intercept), 5.00% due 1/15/2031 - 7/15/2031	755,000	826,641
	Carmel Local Public Improvement Bond Bank, Series A, 4.00% due 7/15/2029 - 1/15/2030	1,140,000	1,173,070
	City of Rockport (AEP Generating Co.; Guaranty: American Electric Power Co.), Series A, 3.125% due 7/1/2025	3,000,000	2,920,191
	Columbus Multi School Building Corp. (Bartholomew Consolidated School Corp.; Insured: State Intercept), 4.00% due 1/15/2024	570,000	574,653
	Crown Point Multi School Building Corp. (Insured: State Intercept), 5.00% due 7/15/2027 - 7/15/2030	4,700,000	5,137,635
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2023 - 1/15/2024	1,095,000	1,113,539
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2023 - 10/1/2024	1,500,000	1,537,763
	Indiana Finance Authority (CWA Authority, Inc.), 5.00% due 10/1/2032	1,275,000	1,415,249
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	4,450,610
[d]	Noblesville Redevelopment Authority, 5.00% due 1/15/2028	300,000	317,199
	Iowa — 0.2%
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2024 (pre-refunded 7/1/2023)	2,350,000	2,380,423
	Iowa Finance Authority (Genesis Health System) ETM, 5.00% due 7/1/2023	2,000,000	2,024,682
	Woodbury County Law Enforcement Center Authority, 4.00% due 6/1/2026 - 6/1/2032	2,610,000	2,674,594
	Kansas — 1.5%
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	21,120,000	22,531,069
	Kansas (National Bio and Agro-Defense Facility) DFA, Series G, 5.00% due 4/1/2024 - 4/1/2025 (pre-refunded 4/1/2023)	16,555,000	16,710,303
	Kansas (National Bio and Agro-Defense Facility) DFA ETM, Series G, 5.00% due 4/1/2023	8,110,000	8,171,603
	Kansas DFA, Series SRF, 5.00% due 5/1/2026	765,000	811,804
	Seward County No. 480 USD GO,
	Series B,
[c]	5.00% due 9/1/2024	450,000	465,178
	5.00% due 9/1/2025 - 9/1/2026	3,570,000	3,743,797
	5.00% due 9/1/2027 (pre-refunded 9/1/2025)	2,100,000	2,206,449
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,600,000	1,636,215
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	5,948,718
	Kentucky — 3.0%
	County of Boone (Duke Energy Kentucky, Inc.), Series A, 3.70% due 8/1/2027	5,000,000	4,814,545
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2023	4,195,000	4,043,800
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
[a]	Series A, 4.00% due 4/1/2048 (put 4/1/2024)	77,915,000	77,653,517
[a]	Series C, 4.00% due 2/1/2050 (put 2/1/2028)	14,730,000	14,235,750
	Kentucky State Property & Building Commission,
[d]	Series A, 5.00% due 6/1/2030 - 6/1/2032	3,000,000	3,267,151
	Series B, 5.00% due 11/1/2028	785,000	828,474
	Kentucky State Property & Building Commission (Insured: AGM), Series A, 5.00% due 11/1/2029	750,000	820,382
	Kentucky Turnpike Authority (Kentucky Transportation Cabinet), Series A, 5.00% due 7/1/2030	1,250,000	1,373,186
[a]	Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group), Series D, 5.00% due 10/1/2047 (put 10/1/2029)	3,950,000	4,133,545
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2026	3,000,000	3,131,826
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	5,615,000	5,878,459
	Louisiana — 2.2%
	City of Shreveport (Insured: AGM) GO, 5.00% due 3/1/2024 - 3/1/2032	5,800,000	6,164,038
	City of Shreveport (Water and Sewer System; Insured: BAM), Series A, 5.00% due 12/1/2022 - 12/1/2024	15,195,000	15,454,477
	Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (Insured: AGM), 5.00% due 8/1/2027 - 8/1/2030	1,650,000	1,772,649
	East Baton Rouge Sewerage Commission (Wastewater System Improvements),
	Series A, 5.00% due 2/1/2028 - 2/1/2030	1,500,000	1,632,506
	Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,205,403
	Jefferson Sales Tax District (Insured: AGM),
	Series A, 5.00% due 12/1/2024 - 12/1/2027	4,385,000	4,613,482
	Series B, 5.00% due 12/1/2027	3,500,000	3,760,634
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2023	750,000	756,738
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power) ETM, 5.00% due 1/1/2023	1,740,000	1,747,604
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2027	15,565,000	16,197,365
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System), 5.00% due 10/1/2025 - 10/1/2027	2,960,000	3,127,574
30 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Louisiana Offshore Terminal Authority (Loop LLC),
[a]	1.65% due 9/1/2027 (put 12/1/2023)	$ 6,150,000	$ 5,981,791
[a]	Series A, 1.65% due 9/1/2033 (put 12/1/2023)	5,000,000	4,863,245
[a]	Series C, 1.65% due 9/1/2034 (put 12/1/2023)	5,000,000	4,864,150
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2023	5,000,000	5,056,705
	Parish of LaFourche (Roads, Highways & Bridges), 5.00% due 1/1/2023	515,000	517,235
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,535,162
	State of Louisiana, 5.00% due 9/1/2029 - 9/1/2032	2,375,000	2,600,121
[a]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 2.572% (SOFR+ 0.50%) due 5/1/2043 (put 5/1/2026)	2,975,000	2,749,647
	Maine — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses), Series A, 5.00% due 10/1/2022 - 10/1/2023	2,620,000	2,646,175
	Maryland — 0.6%
	County of Montgomery GO, Series C, 5.00% due 10/1/2025	1,250,000	1,315,177
	County of Prince George’s GO, Series A, 5.00% due 9/15/2026	6,110,000	6,514,048
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2025 - 4/15/2030	7,005,000	7,453,178
	Maryland Stadium Authority Built to Learn Revenue, Series A, 5.00% due 6/1/2029 - 6/1/2032	3,340,000	3,615,289
	State of Maryland GO, Series B, 5.00% due 8/1/2024	6,955,000	7,186,817
	Massachusetts — 1.2%
	Massachusetts (Berkshire Health Systems, Inc. Obligated Group) DFA, Series I, 5.00% due 10/1/2027 - 10/1/2031	3,520,000	3,766,137
	Massachusetts (Beth Israel Lahey Health Obligated Group) DFA, Series K, 5.00% due 7/1/2027 - 7/1/2028	2,000,000	2,114,371
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2023 - 7/1/2027	10,370,000	10,653,608
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	9,157,473
[a,b]	Massachusetts (Mass General Brigham, Inc.) DFA, 3.06% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	3,750,000	3,719,531
	Massachusetts (Mount Auburn Hospital Health Records System) DFA, Series H-1, 5.00% due 7/1/2023 - 7/1/2025	14,165,000	14,493,754
	Massachusetts (Simmons University) DFA, Series J, 5.25% due 10/1/2023	595,000	605,076
[a]	Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Series A, 5.00% due 1/1/2039 (put 1/1/2023)	3,630,000	3,644,582
	Michigan — 2.1%
	Board of Governors of Wayne State University (Educational Facilities and Equipment),
	Series A,
	5.00% due 11/15/2022 - 11/15/2024	1,375,000	1,399,387
[c]	5.00% due 11/15/2025	625,000	644,384
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	600,681
	Livonia Public Schools (Insured: BAM) GO, Series I, 5.00% due 5/1/2029	1,000,000	1,079,169
	Michigan Finance Authority ((McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2029	1,000,000	1,087,847
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2025 (pre-refunded 8/1/2024)	8,000,000	8,250,200
	Michigan Finance Authority (Beaumont Health Credit Group) ETM, 5.00% due 8/1/2023 - 8/1/2024	10,800,000	11,066,746
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 5.00% due 4/15/2028 - 4/15/2032	7,000,000	7,639,711
[a,d]	Michigan Finance Authority (Bronson Health Care Group Obligated Group), Series B, 5.00% due 11/15/2044 (put 11/16/2026)	7,000,000	7,319,872
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,500,000	1,548,180
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2028	1,000,000	1,076,789
	Michigan Finance Authority (Trinity Health Credit Group),
	5.00% due 12/1/2022 - 12/1/2024	4,500,000	4,582,610
	Series A, 5.00% due 12/1/2024 - 12/1/2028	6,000,000	6,307,313
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	1,865,000	1,918,561
	Michigan State Building Authority (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2022 - 10/15/2023	10,715,000	10,855,836
	Northern Michigan University, 5.00% due 6/1/2031 - 6/1/2032	1,300,000	1,444,998
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), Series D, 5.00% due 9/1/2024 (pre-refunded 3/1/2024)	2,000,000	2,049,054
	Royal Oak Hospital Finance Authority (William Beaumont Hospital) ETM, Series D, 5.00% due 9/1/2023	1,240,000	1,260,317
	School District of the City of Dearborn (Insured: Q-SBLF) GO, 4.00% due 5/1/2023	625,000	627,838
	Wayne County Airport Authority (Insured: BAM), Series A, 5.00% due 12/1/2032	800,000	867,498
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	12,640,000	13,110,262
	West Ottawa Public Schools (Insured: AGM) GO,
	4.00% due 11/1/2031	395,000	402,050
	5.00% due 11/1/2028 - 11/1/2029	625,000	684,380
	Minnesota — 0.3%
	Minnesota Higher Education Facilities Authority, 5.00% due 10/1/2029	300,000	321,474
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	1.90% due 1/1/2029	160,000	146,420
	1.95% due 7/1/2029	375,000	341,751
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), Series H, 3.01% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	6,330,000	6,300,287
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building), Series 3, 5.00% due 12/1/2022	$ 1,250,000	$ 1,253,821
	St. Paul Housing and Redevelopment Authority (HealthPartners), Series A, 5.00% due 7/1/2023 - 7/1/2025	1,850,000	1,887,220
	Mississippi — 0.2%
	Biloxi Public School District (Insured: BAM), 5.00% due 4/1/2025	1,350,000	1,401,858
[a]	County of Warren, 1.375% due 5/1/2034 (put 6/16/2025)	1,625,000	1,507,147
	Mississippi Development Bank (City of Gulfport) GO,
	4.00% due 9/1/2031	395,000	393,287
	5.00% due 9/1/2028	310,000	332,966
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,534,725
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A, 5.00% due 1/1/2023	1,500,000	1,506,054
	Mississippi Development Bank (MDOT-Madison County Highway), Series C, 5.00% due 1/1/2023	1,250,000	1,255,045
	Missouri — 0.5%
	City of Kansas City GO, Series A, 5.00% due 2/1/2028 - 2/1/2031	3,350,000	3,668,232
[a]	Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group), Series C, 5.00% due 5/1/2052 (put 5/1/2028)	10,765,000	11,485,157
	Health & Educational Facilities Authority of the State of Missouri (SSM Health Care Obligated Group), Series A, 5.00% due 6/1/2030 - 6/1/2032	3,875,000	4,134,037
	Montana — 0.0%
	Montana Facility Finance Authority (Billings Clinic Obligated Group), Series A, 5.00% due 8/15/2031	1,000,000	1,090,488
	Nebraska — 2.0%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs & Co.), Series 1 5.00% due 5/1/2053 (put 10/1/2029)	6,575,000	6,571,088
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.),
[a]	5.00% due 3/1/2050 (put 1/1/2024)	50,000,000	50,489,400
	Series A, 5.00% due 9/1/2031	1,215,000	1,240,360
[a]	Central Plains Energy Project (Guaranty: Royal Bank of Canada), 4.00% due 12/1/2049 (put 8/1/2025)	12,645,000	12,547,747
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	7,111,129
[a]	Nebraska Public Power District, Series A, 0.60% due 1/1/2051 (put 7/1/2023)	1,000,000	980,870
	Nevada — 2.6%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2023 - 9/1/2027	1,705,000	1,741,929
	Clark County School District (Insured: AGM) GO, Series B, 5.00% due 6/15/2031	1,650,000	1,783,511
	Clark County School District (Insured: BAM) GO, Series B, 5.00% due 6/15/2029 - 6/15/2031	4,400,000	4,799,366
	Clark County School District GO,
	Series A, 5.00% due 6/15/2023 - 6/15/2030	10,085,000	10,684,703
	Series C, 5.00% due 6/15/2023	700,000	707,197
	County of Washoe GO, 5.00% due 7/1/2024	1,470,000	1,514,490
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	3,050,000	3,167,840
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2030	56,355,000	58,118,923
	Series B, 5.00% due 12/1/2025	20,000,000	20,885,160
	New Jersey — 4.1%
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO, Series A, 5.00% due 8/1/2023	2,455,000	2,492,287
	City of Newark GO,
	Series D, 4.00% due 9/29/2023	7,500,000	7,467,735
	Series E, 1.25% due 10/3/2022	4,000,000	3,998,956
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	5,000,000	5,242,385
	New Jersey (Middlesex Water Co) EDA, Series A, 5.00% due 10/1/2023	1,500,000	1,521,771
	New Jersey (New Jersey Transit Corporation) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	8,160,336
	New Jersey (New Jersey Transit Corporation) EDA,
	5.00% due 11/1/2029	40,000	41,862
	Series B, 5.00% due 11/1/2023	2,500,000	2,527,062
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2028 - 6/15/2029	5,030,000	5,251,659
	Series- II, 5.00% due 3/1/2025	775,000	775,512
	Series NN, 5.00% due 3/1/2024 - 3/1/2026	5,010,000	5,032,118
	Series UU, 5.00% due 6/15/2028 (pre-refunded 6/15/2024)	7,930,000	8,159,367
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	2,750,000	2,917,170
[c]	New Jersey (Self Designated Social Bonds) EDA, Series QQQ, 5.00% due 6/15/2031	630,000	656,651
	New Jersey (State of New Jersey Department of the Treasury) EDA,
	Series BBB, 5.50% due 6/15/2029 (pre-refunded 12/15/2026)	1,000,000	1,086,583
	Series XX, 5.00% due 6/15/2026	1,140,000	1,168,147
	New Jersey Educational Facilities Authority (Ramapo College of New Jersey; Insured: AGM), Series A, 5.00% due 7/1/2030 - 7/1/2032	1,475,000	1,623,517
	New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (pre-refunded 1/1/2024)	65,000	66,396
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group), 5.00% due 7/1/2024	935,000	954,139
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group) HFFA, 5.00% due 7/1/2023	535,000	541,860
32 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 6/15/2033	$ 2,500,000	$ 2,571,295
	New Jersey Transportation Trust Fund Authority (Transportation System), Series D, 5.00% due 6/15/2032	5,000,000	5,049,655
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2023 - 6/15/2024	6,275,000	6,372,804
	Series A, 5.00% due 6/15/2024	950,000	970,197
	Series A-1, 5.00% due 6/15/2025 - 6/15/2027	30,535,000	31,806,362
	Series-A, 5.00% due 6/15/2028	4,240,000	4,413,781
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series B, 5.25% due 12/15/2023	3,545,000	3,597,696
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series BB, 5.00% due 6/15/2031	770,000	802,735
	New Jersey Transportation Trust Fund Authority (Transportation System),
	5.00% due 12/15/2026 - 12/15/2027	9,685,000	10,042,351
	Series A,
	5.00% due 12/15/2025 - 6/15/2032	19,930,000	20,746,359
	5.25% due 12/15/2022	2,000,000	2,005,554
	Series BB-1, 5.00% due 6/15/2031	2,500,000	2,583,147
	State of New Jersey (COVID-19 GO Emergency Bonds) GO,
	Series A,
	4.00% due 6/1/2023	1,000,000	1,004,981
	5.00% due 6/1/2024 - 6/1/2029	10,215,000	10,916,091
	State of New Jersey GO, 5.00% due 6/1/2027	2,200,000	2,333,122
	New Mexico — 1.3%
	Albuquerque Bernalillo County Water Utility Authority, 4.00% due 7/1/2030	700,000	717,550
	Albuquerque Municipal School District No 12 (State Aid Withholding) GO,
	5.00% due 8/1/2028	1,000,000	1,082,523
	Series A, 5.00% due 8/1/2026	275,000	291,192
	Carlsbad Municipal School District (Educational Facilities) (State Aid Withholding) ETM GO, 5.00% due 8/1/2023	1,650,000	1,673,671
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2023	1,360,000	1,380,008
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series A, 0.875% due 6/1/2040 (put 10/1/2026)	2,000,000	1,722,278
[a]	Series B, 3.00% due 6/1/2040 (put 6/1/2024)	5,000,000	4,880,135
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	4,500,000	4,260,631
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	11,500,000	11,255,257
	County of Santa Fe (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,305,904
	Lea County Public School District No 8 Eunice (State Aid Withholding) GO,
	4.00% due 9/15/2027	1,000,000	1,023,881
	5.00% due 9/15/2026	650,000	692,544
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2024 - 8/1/2025	1,780,000	1,843,298
	5.00% due 8/1/2031 (pre-refunded 8/1/2025)	500,000	523,084
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	8,500,000	8,094,779
	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada), Series A, 4.00% due 11/1/2023	1,150,000	1,151,722
	New Mexico State University (Insured: BAM), Series A, 5.00% due 4/1/2029	1,645,000	1,761,139
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,154,486
	Santa Fe Public School District (State Aid Withholding) GO, 5.00% due 8/1/2029 - 8/1/2032	5,175,000	5,707,562
	Santa Fe Public School District GO, 4.00% due 8/1/2024	1,250,000	1,268,572
	New York — 6.0%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	9,520,000	9,654,137
	Series J, 5.00% due 8/1/2023 - 8/1/2024	33,130,000	33,920,533
	City of New York GO,
	Series B-1, 5.00% due 8/1/2032	2,000,000	2,224,178
	Series J, 5.00% due 8/1/2026	750,000	794,693
	City of Yonkers (Insured: AGM) GO, Series A, 5.00% due 2/15/2029	850,000	914,812
	County of Nassau (Insured: AGM) GO, Series A, 5.00% due 4/1/2028	1,000,000	1,083,857
	County of Suffolk (Insured: AGM) GO, Series B, 5.00% due 10/15/2026	1,000,000	1,058,704
	County of Suffolk (Insured: BAM) GO, Series D, 5.00% due 10/15/2025	1,500,000	1,569,473
	Long Island Power Authority, Series A, 5.00% due 9/1/2030	675,000	743,303
	Manchester-Shortsville Central School District (State Aid Withholding) GO, 4.00% due 8/17/2023	6,000,000	6,013,506
	Metropolitan Transportation Authority,
	Series A-1, 5.00% due 11/15/2025	1,265,000	1,297,556
	Series B,
	4.00% due 11/15/2026	1,660,000	1,655,828
	5.00% due 11/15/2028	1,230,000	1,266,968
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series C-1,
	5.00% due 11/15/2027	$ 1,070,000	$ 1,099,663
	5.25% due 11/15/2028 - 11/15/2029	16,100,000	16,588,611
	Series D-1, 5.00% due 11/15/2028 - 11/15/2029	4,990,000	5,097,740
	Series F, 5.00% due 11/15/2025	1,055,000	1,086,253
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2027	3,450,000	3,567,655
	Series B, 5.00% due 11/15/2025 - 11/15/2027	6,650,000	6,859,866
	Series C-1, 5.00% due 11/15/2024 - 11/15/2026	6,840,000	7,041,113
[a]	Nassau County Local Economic Assistance Corp. (Park Lake Hempstead L.P.), 0.30% due 11/1/2024 (put 11/1/2023)	4,000,000	3,832,272
	New York City Municipal Water Finance Authority (New York City Water & Sewer System), Series DD, 5.00% due 6/15/2030	10,500,000	11,667,232
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	5.00% due 11/1/2024 - 11/1/2032	20,400,000	22,389,120
	Series A, 5.00% due 11/1/2031	7,980,000	8,752,217
	Series A1, 5.00% due 8/1/2031 - 8/1/2032	8,500,000	8,808,322
	Series B, 5.00% due 11/1/2032	2,500,000	2,761,728
	Series D, 5.00% due 11/1/2025	1,750,000	1,838,531
	Series F5, 5.00% due 2/1/2029	3,500,000	3,804,605
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), Series A, 5.00% due 12/1/2026	2,500,000	2,656,303
	New York State Authority (State of New York Personal Income Tax Revenue), Series A1, 5.00% due 3/15/2030	5,000,000	5,463,850
	New York State Dormitory Authority, Series A, 5.00% due 3/15/2030	6,500,000	7,122,888
	New York State Dormitory Authority (Insured: BAM), Series A, 5.00% due 10/1/2032	3,500,000	3,806,939
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding), Series G, 5.00% due 10/1/2022	300,000	300,000
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGC) (State Aid Withholding), Series B, 5.25% due 10/1/2023	140,000	140,216
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 10/1/2022 - 10/1/2024	6,300,000	6,421,145
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series A1, 5.00% due 3/15/2031	4,545,000	5,004,949
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series E, 5.00% due 3/15/2029	4,135,000	4,496,639
[a]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	13,640,000	13,518,699
	New York State Thruway Authority, Series J, 5.00% due 1/1/2033	325,000	331,356
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway), Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,093,776
	New York State Urban Development Corp., Series D, 5.00% due 3/15/2024 (pre-refunded 3/15/2023)	1,000,000	1,008,316
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series A, 4.00% due 3/15/2026	200,000	204,353
	State of New York Mortgage Agency,
	Series 223,
	1.85% due 4/1/2026	400,000	371,624
	1.90% due 10/1/2026	815,000	750,101
	1.95% due 4/1/2027	1,000,000	911,824
	2.00% due 10/1/2027	775,000	700,278
	2.05% due 4/1/2028	450,000	403,273
	2.25% due 4/1/2030	1,320,000	1,143,954
	2.30% due 10/1/2030	1,110,000	955,065
	Town of Oyster Bay (Insured: AGM) GO, 4.00% due 3/1/2027	800,000	821,541
	Town of Oyster Bay (Insured: BAM) GO, 4.00% due 11/1/2026	775,000	794,339
[a]	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue), Series A2, 2.00% due 5/15/2045 (put 5/15/2024)	2,535,000	2,485,768
	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) (Green Bond), Series D, 5.00% due 11/15/2029 - 11/15/2031	3,000,000	3,287,002
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels), Series C-1, 5.00% due 11/15/2026	4,000,000	4,266,992
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	1,000,000	1,002,422
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2024 - 7/1/2028	1,395,000	1,447,586
	North Carolina — 1.0%
	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group),
[a]	Series B, 1.95% due 1/15/2048 (put 11/1/2029)	1,000,000	899,705
[a]	Series D, 5.00% due 1/15/2049 (put 12/1/2031)	2,000,000	2,120,568
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,276,251
	City of Charlotte (Equipment Acquisition & Public Facilities) ETM COP, Series C, 5.00% due 12/1/2022 - 12/1/2025	6,840,000	7,005,397
[a]	Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	1,100,000	1,055,064
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2023 - 6/1/2024	1,350,000	1,375,404
	County of Dare (Educational Facility Capital Projects), Series A, 5.00% due 6/1/2024	700,000	708,103
	County of Randolph,
	Series B, 5.00% due 10/1/2022 - 10/1/2023	2,495,000	2,503,987
	Series C, 5.00% due 10/1/2023	400,000	406,536
34 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	North Carolina Turnpike Authority, 5.00% due 1/1/2023 - 1/1/2029	$13,130,000	$ 13,606,802
	State of North Carolina, 5.00% due 3/1/2033	5,000,000	5,380,555
	Ohio — 3.6%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2028 - 11/15/2032	2,455,000	2,525,966
	American Municipal Power, Inc. (AMP Fremont Energy Center), 5.00% due 2/15/2029 - 2/15/2032	4,310,000	4,688,212
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	2,752,860
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	6,762,002
	5.00% due 12/1/2025 - 12/1/2026	7,165,000	7,539,498
	City of Cleveland (Parks & Recreation Facilities),
	Series A2, 5.00% due 11/15/2022	1,030,000	1,032,206
	Series A3, 5.00% due 10/1/2022 - 10/1/2023	1,230,000	1,240,905
	City of Cleveland (Public Facilities Improvements), Series B1, 5.00% due 10/1/2025 - 10/1/2028	2,855,000	3,049,565
	City of Cleveland (Public Facilities), Series A1, 5.00% due 10/1/2022 - 10/1/2023	2,060,000	2,079,992
	City of Cleveland Income Tax Revenue, Series A1, 4.00% due 10/1/2031	500,000	506,146
	City of Toledo (Water System Improvements),
	5.00% due 11/15/2022	3,255,000	3,261,715
	5.00% due 11/15/2023 (pre-refunded 5/15/2023)	1,750,000	1,770,377
	City of Toledo OH Water System Revenue, 5.00% due 11/15/2031	1,000,000	1,094,111
[a]	County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.), Series B-2, 5.00% due 10/1/2051 (put 6/4/2030)	10,000,000	10,667,180
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2023 - 12/1/2024	17,160,000	17,595,147
	County of Hamilton Sales Tax Revenue, Series A, 5.00% due 12/1/2030 - 12/1/2032	825,000	916,321
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2025	1,695,000	1,732,492
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center) ETM, 5.00% due 12/1/2022 - 12/1/2024	1,500,000	1,537,661
	Northeast Ohio Medical University (Insured: BAM), 5.00% due 12/1/2029 - 12/1/2032	1,175,000	1,261,312
[a]	Ohio Air Quality Development Authority (Duke Energy Corp.), Series B, 4.00% due 9/1/2030 (put 6/1/2027)	4,000,000	3,932,524
[a]	Ohio Higher Educational Facility Commission (Case Western Reserve University), Series C, 1.625% due 12/1/2034 (put 12/1/2026)	2,200,000	2,051,903
	Ohio Turnpike & Infrastructure Commission, Series A, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	15,617,351
	Ohio Water Development Authority, Series A, 5.00% due 12/1/2030	1,000,000	1,052,939
	State of Ohio (Cleveland Clinic Health System Obligated Group), Series A, 5.00% due 1/1/2026	2,875,000	3,010,947
	State of Ohio (Major New Street Infrastructure Project), Series 2016-1, 5.00% due 12/15/2026	1,000,000	1,060,835
[a]	State of Ohio (Republic Services, Inc.), 2.75% due 11/1/2035 (put 12/1/2022)	14,000,000	14,000,000
	State of Ohio GO, Series V, 5.00% due 5/1/2023 - 5/1/2028	24,310,000	25,667,280
	Union/Clermont County Township GO, 3.00% due 8/30/2023	4,000,000	3,981,844
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2022 - 12/1/2023	3,505,000	3,507,345
	Oklahoma — 1.7%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, 5.00% due 9/1/2027	1,000,000	1,055,967
	Cleveland County Educational Facilities Authority (Independent School District No 29 Norman), 5.00% due 6/1/2024	4,250,000	4,356,862
	Cleveland County Educational Facilities Authority (Moore Public Schools) ISD,
	4.00% due 6/1/2031	5,240,000	5,311,379
	5.00% due 6/1/2023	5,355,000	5,410,124
	Clinton Public Works Authority, 5.00% due 10/1/2029 - 10/1/2032	4,295,000	4,528,075
	Cushing Educational Facilities Authority (Payne County Independent School District No 67 Cushing), 5.00% due 9/1/2032	14,000,000	15,077,720
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2024 - 9/1/2027	3,550,000	3,641,194
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2023 - 8/15/2025	3,725,000	3,804,862
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023	325,000	329,483
	Oklahoma County Finance Authority (Midwest City Public Service) ISD, 5.00% due 10/1/2022 - 10/1/2026	4,450,000	4,555,916
	Pontotoc County Educational Facilities Authority (ADA Public Schools Project), 4.00% due 9/1/2026 - 9/1/2032	2,125,000	2,120,343
	Rogers County Educational Facilities Authority (School District No 2 Catoosa), 5.00% due 9/1/2029 - 9/1/2032	12,000,000	12,965,965
	Tulsa County Industrial Authority, Series A, 4.00% due 9/1/2030	4,000,000	4,029,464
	Oregon — 0.6%
	Hillsboro School District No. 1J (School Capital Improvements) (State Aid Withholding) GO, 5.00% due 6/15/2025 - 6/15/2027	9,130,000	9,678,499
[a]	Oregon Health & Science University (Obligated Group), Series B-2, 5.00% due 7/1/2046 (put 2/1/2032)	11,780,000	12,607,710
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	3,034,352
	Pennsylvania — 7.4%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2023 - 3/1/2025	1,945,000	1,995,120
	Allegheny County Hospital Development Authority (UPMC Obligated Group), Series A, 5.00% due 7/15/2025 - 7/15/2029	4,925,000	5,122,162
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	19,571,307
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,054,962
	Allegheny County Sanitary Authority (Insured: BAM), 5.00% due 12/1/2029	2,830,000	2,981,841
	Altoona Area School District (State Aid Withholding) (Insured: AGM) GO ETM, 3.00% due 12/1/2022	1,335,000	1,334,682
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Bethlehem Area School District Authority (State Aid Withholding),
[a]	Series A, 2.347% (SOFR + 0.35%) due 1/1/2030 (put 11/1/2025)	$ 2,995,000	$ 2,728,035
[a]	Series C, 2.347% (SOFR + 0.35%) due 1/1/2032 (put 11/1/2025)	2,995,000	2,730,958
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	30,417,895
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2023 - 8/1/2025	11,150,000	11,394,926
	City of Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2029 - 7/1/2030	1,750,000	1,888,129
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025	10,710,000	11,159,177
	City of Philadelphia IDA, 5.00% due 5/1/2024 - 5/1/2028	2,975,000	3,121,491
	City of Philadelphia Water & Wastewater Revenue,
	5.00% due 10/1/2024 - 10/1/2026	5,455,000	5,709,342
	Series C, 5.00% due 10/1/2030 - 10/1/2032	1,000,000	1,106,598
	Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	940,649
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	39,450,000	40,599,071
	Commonwealth of Pennsylvania GO, 5.00% due 7/15/2030	12,930,000	14,184,921
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2022 - 11/15/2024	9,160,000	9,338,866
	Cumberland County Municipal Authority (Penn State Health Obligated Group), 5.00% due 11/1/2027 - 11/1/2029	3,150,000	3,334,692
	Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM) ETM, 4.00% due 12/15/2022	1,180,000	1,181,951
	Geisinger Authority (Geisinger Health System Obligated group),
[a]	Series B, 5.00% due 4/1/2043 (put 2/15/2027)	10,090,000	10,519,985
[a]	Series C, 5.00% due 4/1/2043 (put 4/1/2030)	3,475,000	3,697,880
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility), Series A, 5.25% due 12/15/2024 (pre-refunded 12/15/2023)	4,770,000	4,882,801
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility) ETM, Series A, 5.00% due 12/15/2023	2,680,000	2,734,018
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2022 - 12/15/2027	5,045,000	5,189,277
	Monroeville Finance Authority (UPMC Obligated Group), Series B, 5.00% due 2/15/2030 - 2/15/2031	2,500,000	2,624,430
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2026 - 9/1/2029	3,575,000	3,715,392
	Pennsylvania (UPMC Obligated Group) EDFA,
	5.00% due 3/15/2026	220,000	227,321
	Series A, 5.00% due 11/15/2026	2,310,000	2,396,225
	Series A-1, 5.00% due 4/15/2024 - 4/15/2030	10,095,000	10,509,406
[a]	Pennsylvania (Waste Management Obligated Group; Guaranty: Waste Management, Inc.) EDFA, 0.95% due 12/1/2033 (put 12/1/2026)	19,000,000	16,637,825
	Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing) ETM, 4.00% due 10/1/2022	540,000	540,000
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,073,724
	Pennsylvania Housing Finance Agency, Series 137, 5.00% due 4/1/2029 - 10/1/2029	675,000	720,974
	Pennsylvania Turnpike Commission,
	Series A-1, 5.00% due 12/1/2022 - 12/1/2027	5,050,000	5,305,134
	Series B, 5.00% due 12/1/2030 - 12/1/2032	1,025,000	1,122,648
	Philadelphia Gas Works Co (Insured AGM), Series A, 5.00% due 8/1/2032	1,000,000	1,074,102
	Philadelphia Gas Works Co. (Insured: AGM), Series A, 5.00% due 8/1/2027 - 8/1/2031	2,150,000	2,312,089
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2023 - 4/1/2027	6,125,000	6,334,842
	Pittsburgh Water & Sewer Authority (Insured: AGM),
	Series B,
	5.00% due 9/1/2029 - 9/1/2030	895,000	974,135
[c]	5.00% due 9/1/2031	350,000	381,506
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	7,474,429
	Series B, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,433,251
	Pittsburgh Water and Sewer Authority ETM, Series B, 5.00% due 9/1/2023	2,520,000	2,559,214
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 5.00% due 9/15/2023 - 9/15/2024	3,380,000	3,432,850
	Series B, 5.00% due 9/15/2023	470,000	477,387
	School District of Philadelphia (State Aid Withholding) (Green Bond) GO, Series B, 5.00% due 9/1/2027	800,000	836,512
	School District of Philadelphia (State Aid Withholding) GO, Series A, 5.00% due 9/1/2023 - 9/1/2028	3,405,000	3,533,489
	Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2023 - 6/1/2028	7,205,000	7,644,205
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny County Hotel Room Excise Tax Revenue; Insured AGM), Series A, 5.00% due 2/1/2033	4,000,000	4,276,496
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny County Hotel Room Excise Tax Revenue; Insured: AGM),
	Series A,
	4.00% due 2/1/2024	1,800,000	1,817,748
	5.00% due 2/1/2032	3,305,000	3,539,275
	State Public School Building Authority (Insured: AGM) (State Aid Withholding), Series A, 5.00% due 6/1/2030	3,550,000	3,708,642
	Rhode Island — 0.5%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2022 - 10/1/2023	4,660,000	4,702,861
36 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Rhode Island Health and Educational Building Corp. (Providence College), Series B, 5.00% due 11/1/2028 - 11/1/2029	$ 655,000	$ 735,580
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2023	1,400,000	1,422,480
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2025	500,000	522,979
	Rhode Island Housing and Mortgage Finance Corp, Series 76-A, 5.00% due 4/1/2028 - 10/1/2029	455,000	483,268
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2022	1,000,000	1,000,275
	State of Rhode Island and Providence Plantations (Information Technology) COP, Series C, 5.00% due 11/1/2024	3,010,000	3,108,283
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2022 - 10/1/2023	3,600,000	3,624,574
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2022 - 10/1/2023	5,325,000	5,352,933
	South Carolina — 0.5%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2023 - 3/1/2025	3,000,000	3,073,239
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2024	2,000,000	2,070,642
	City of Charleston Public Facilities Corp. (City of Charleston Project), Series A, 5.00% due 9/1/2023 - 9/1/2025	1,275,000	1,323,899
	County of Charleston (South Aviation Avenue Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,323,654
[a]	Patriots Energy Group Financing Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 10/1/2048 (put 2/1/2024)	6,755,000	6,771,016
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2022 - 12/1/2025	3,510,000	3,601,858
	South Dakota — 0.2%
	County of Lawrence (Insured: AGM) COP,
	4.00% due 12/1/2032	460,000	456,142
	5.00% due 12/1/2025 - 12/1/2029	310,000	332,247
	South Dakota Building Authority, Series B, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	1,000,000	1,012,803
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group),
	5.00% due 9/1/2028	1,500,000	1,571,201
	Series A, 5.00% due 9/1/2026	1,000,000	1,040,196
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2022 - 11/1/2025	2,475,000	2,522,164
	Tennessee — 0.7%
	Shelby County Health Educational & Housing Facilities Board (Methodist Le Bonheur Obligated Group), Series A, 5.00% due 5/1/2029	1,990,000	2,088,449
[a]	Tennergy Corp. (Guaranty: Morgan Stanley Group), Series A, 4.00% due 12/1/2051 (put 9/1/2028)	3,610,000	3,476,773
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 9/1/2023	1,115,000	1,122,458
[a]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	23,000,000	22,968,605
	Texas — 14.0%
	Amarillo Junior College District GO, 5.00% due 2/15/2030	2,325,000	2,569,706
	Arlington Higher Education Finance Corp (Riverwalk Education Foundation, Inc.) (Insured: PSF-GTD), 5.00% due 8/15/2029 - 8/15/2032	1,130,000	1,233,176
	Austin (Insured: PSF-GTD) ISD GO, Series B, 5.00% due 8/1/2032	3,530,000	3,929,871
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2023 - 2/15/2027	6,105,000	6,337,706
[a]	Boerne School District (Insured: PSF-GTD) ISD GO, 2.80% due 12/1/2051 (put 12/1/2023)	4,000,000	3,967,860
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	7,618,142
	City of Beaumont GO, 5.00% due 3/1/2023 - 3/1/2026	2,930,000	3,043,125
	City of Brownsville (Water, Wastewater & Electric Utilities Systems), Series A, 5.00% due 9/1/2023	2,380,000	2,415,669
	City of Bryan (Electric System Improvements), Series B, 5.00% due 7/1/2026	535,000	563,112
	City of Bryan Electric System Revenue (Insured: AGM), Series A, 5.00% due 7/1/2027 - 7/1/2028	500,000	533,870
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025	3,000,000	3,120,228
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2024 - 2/15/2026	20,640,000	21,135,055
	Series A, 5.00% due 2/15/2024	10,235,000	10,306,062
	City of Dallas GO, Series A, 5.00% due 2/15/2028	1,325,000	1,431,445
	City of El Paso GO,
	Series B, 5.00% due 8/15/2029 - 8/15/2031	1,075,000	1,175,645
	Series C, 5.00% due 8/15/2028 - 8/15/2031	1,615,000	1,763,229
	City of Houston (Airport System),
	Series B, 5.00% due 7/1/2025 - 7/1/2028	9,105,000	9,635,328
	Series D, 5.00% due 7/1/2027	3,355,000	3,578,352
	City of Houston (Combined Utility System),
	Series C, 5.00% due 5/15/2023 - 5/15/2024	11,695,000	11,947,917
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	17,832,559
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2023 - 3/1/2028	48,505,000	50,535,477
	City of Houston GO, Series A, 5.00% due 3/1/2031	2,635,000	2,854,380
	City of Laredo (Acquire & Purchase Personal Property) GO, 5.00% due 2/15/2023 - 2/15/2026	3,695,000	3,809,401
	City of Laredo (City Infrastructure Improvements) GO, Series A, 5.00% due 2/15/2023 - 2/15/2027	2,600,000	2,703,822
	City of Laredo (Sports Venues; Insured: AGM) ETM, 5.00% due 3/15/2023 - 3/15/2024	1,800,000	1,818,341
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2023 - 2/15/2025	27,040,000	27,899,310
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,123,600
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 37

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of San Antonio (Public Facilities Corp.), 5.00% due 9/15/2032	$ 2,155,000	$ 2,361,281
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	4,125,000	4,262,554
[a]	City of San Antonio Electric & Gas Systems Revenue, Series A, 1.75% due 2/1/2033 (put 12/1/2024)	6,995,000	6,773,000
	City of San Antonio TX Electric & Gas Systems Revenue,
[a]	1.75% due 2/1/2049 (put 12/1/2025)	3,755,000	3,577,711
	5.25% due 2/1/2025	1,000,000	1,043,277
	City of San Antonio TX Electric & Gas Systems Revenue (CPS Energy), 5.25% due 2/1/2024	7,100,000	7,282,165
	Clifton Higher Education Finance Corp. (Idea Public Schools), 5.00% due 8/15/2023	295,000	298,484
	Clifton Higher Education Finance Corp. (Idea Public Schools) (Insured: PSF-GTD), Series T, 5.00% due 8/15/2027 - 8/15/2032	1,850,000	2,017,833
	Cotulla ISD (Insured PSF-GTD) GO, 5.00% due 2/15/2032	1,115,000	1,232,620
	Cotulla ISD (Insured: PSF-GTD) GO, 5.00% due 2/15/2029 - 2/15/2033	3,910,000	4,295,160
	County of Harris (Tax Road) GO, Series A, 5.00% due 10/1/2025 - 10/1/2028	8,985,000	9,637,151
	County of Harris (Texas Permanent Improvement) GO, Series A, 5.00% due 10/1/2025 - 10/1/2027	11,565,000	12,392,419
	County of Harris GO, Series A, 5.00% due 10/1/2026	250,000	266,334
	County of Hays GO, 5.00% due 2/15/2023 - 2/15/2025	3,300,000	3,364,056
	County of La Salle (Insured: AGM) GO, 5.00% due 3/1/2023 - 3/1/2028	18,075,000	18,857,157
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2023 - 2/15/2027	10,005,000	10,476,781
	Dallas Fort Worth International Airport, Series A, 5.00% due 11/1/2027	1,000,000	1,071,004
	Denton (Insured: PSF-GTD) ISD GO,
[a]	2.00% due 8/1/2043 (put 8/1/2023)	700,000	694,219
[a]	Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	340,000	332,506
[a]	Fort Bend (Insured: PSF-GTD) ISD GO, Series B, 3.00% due 8/1/2052 (put 8/1/2023)	7,000,000	6,995,660
	Greater Texas Cultural Education Facilities Finance Corp., 5.00% due 3/1/2027	400,000	422,850
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	3,485,000	3,557,211
	Harris County (Flood Control) GO, Series A, 5.00% due 10/1/2025 - 10/1/2027	14,305,000	15,333,587
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health),
[a]	5.00% due 6/1/2032 (put 12/1/2026)	1,300,000	1,368,169
	Series A, 5.00% due 12/1/2022 - 12/1/2025	6,445,000	6,632,765
[a]	Series B, 5.00% due 6/1/2050 (put 12/1/2028)	2,250,000	2,406,332
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2023 - 11/15/2027	5,300,000	5,568,848
[a]	Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group), 5.00% due 10/1/2051 (put 10/1/2031)	7,000,000	7,604,422
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2026 - 5/15/2029	8,250,000	8,568,800
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2022 - 11/15/2024	18,995,000	19,376,941
	Harris County-Houston Sports Authority (Insured: AGM) ETM, Series A, 5.00% due 11/15/2022	4,320,000	4,328,757
[a]	Houston (Insured: PSF-GTD) ISD GO, Series B, 3.00% due 6/1/2036 (put 6/1/2024)	1,500,000	1,484,359
[a]	Houston Housing Finance Corp (Sunset Gardens Preservation LP), 4.00% due 10/1/2025 (put 10/1/2024)	6,000,000	6,052,404
	Katy (Educational Facilities Improvements; Insured: PSF-GTD) ISD GO, Series A, 5.00% due 2/15/2024 - 2/15/2026	8,170,000	8,513,323
	Keller (Insured: PSF-GTD) ISD GO, Series A, 5.00% due 8/15/2023	1,715,000	1,741,608
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2023 - 8/1/2024	1,325,000	1,355,402
	Lower Colorado River Authority, 5.00% due 5/15/2024	725,000	743,783
	Lower Colorado River Authority (Insured: AGM), 5.00% due 5/15/2031 - 5/15/2032	8,000,000	8,766,353
	Lower Colorado River Authority (LCRA Transmission Services Corp.),
	5.00% due 5/15/2030 - 5/15/2032	1,390,000	1,512,565
	Series A,
[d]	5.00% due 5/15/2031 - 5/15/2032	900,000	984,585
[d]	5.25% due 5/15/2033	350,000	387,266
	Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2032	1,000,000	1,084,012
	Metropolitan Transit Authority of Harris County,
	5.00% due 11/1/2022 - 11/1/2028	18,750,000	19,799,961
	Series D, 5.00% due 11/1/2022 - 11/1/2027	7,355,000	7,635,178
	North East Independent School District (Insured: PSF-GTD) ISD GO,
[a]	2.20% due 8/1/2049 (put 8/1/2024)	3,000,000	2,947,461
[a]	Series C, 2.05% due 8/1/2046 (put 8/1/2023)	4,200,000	4,163,481
	North Fort Bend Water Authority, Series B, 5.00% due 12/15/2029	1,130,000	1,229,503
	North Fort Bend Water Authority (Insured: BAM), 5.00% due 12/15/2029	450,000	495,360
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2023 - 12/15/2026	4,490,000	4,702,298
	North Texas Tollway Authority (North Texas Tollway System), Series A, 5.00% due 1/1/2026 - 1/1/2029	4,900,000	5,265,696
	Rio Grande City (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2026	750,000	796,222
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2026 - 8/1/2027	2,100,000	2,249,457
	Round Rock (Educational Facilities Improvements; Insured: PSF-GTD) ISD GO,
	5.00% due 8/1/2026	1,575,000	1,651,517
	5.00% due 8/1/2028 - 8/1/2029 (pre-refunded 8/1/2025)	5,820,000	6,083,605
38 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	San Antonio Housing Trust Finance Corp. (Arbors at West Avenue L.P.), 1.45% due 3/1/2026 (put 3/1/2025)	$ 1,500,000	$ 1,436,691
[a]	San Antonio Housing Trust Public Facility Corp. (PV Country Club Village LP), 4.00% due 8/1/2026 (put 8/1/2025)	3,000,000	3,037,260
	Stephen F Austin State University, 5.00% due 10/15/2023 - 10/15/2029	4,320,000	4,538,863
	Tarrant County College District GO, 5.00% due 8/15/2032	2,500,000	2,808,875
	Tarrant County Cultural Education Facilities Finance Corp. (Christus Health Obligated Group), Series B, 5.00% due 7/1/2032	1,135,000	1,194,847
[a]	Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group), Series A, 5.00% due 7/1/2053 (put 7/1/2032)	2,000,000	2,146,764
	Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas Obligated Group), 5.00% due 10/1/2030 - 10/1/2031	1,770,000	1,947,286
	Tarrant Regional Water District, Series A, 5.00% due 3/1/2023 - 3/1/2027	7,200,000	7,517,370
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2022 - 12/15/2032	41,335,000	42,450,335
	Texas State University System,
	Series A,
	4.00% due 3/15/2032	1,050,000	1,066,775
	5.00% due 3/15/2028 - 3/15/2030	13,090,000	14,326,677
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2023 - 8/15/2024	1,730,000	1,759,740
	Texas Transportation Commission (Highway Improvements) GO, Series A, 5.00% due 4/1/2023 - 4/1/2024	7,500,000	7,635,039
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,696,068
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM), 5.00% due 1/10/2024	750,000	766,026
	Utah — 0.9%
	University of Utah, Series A-1, 5.00% due 8/1/2031	500,000	557,077
	Utah State Board of Regents (Insured: Natl-Re), Series A, 5.50% due 4/1/2029	30,365,000	33,404,202
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2023 - 6/15/2025	2,835,000	2,933,954
	Virginia — 1.0%
	County of Fairfax (State Aid Withholding) GO, Series A, 4.50% due 10/1/2027	4,975,000	5,270,823
[a]	Halifax County IDA, 1.65% due 12/1/2041 (put 5/31/2024)	2,000,000	1,936,284
[a]	Roanoke (Carilion Clinic Obligated Group) EDA, 5.00% due 7/1/2053 (put 7/1/2030)	12,960,000	14,027,917
	Virginia College Building Authority, Series A, 5.00% due 2/1/2029	3,165,000	3,467,504
	Virginia Commonwealth Transportation Board, 5.00% due 9/15/2028	3,945,000	4,247,029
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2025 - 1/1/2033	6,185,000	6,503,486
[a]	Wise County (Virginia Electric and Power Co.) IDA, Series A, 1.20% due 11/1/2040 (put 5/31/2024)	5,155,000	4,923,283
	Washington — 2.7%
[d]	Clark County Public Utility District No. 1, 5.00% due 1/1/2028	500,000	535,467
	Clark County School District No 37 Vancouver (State Aid Withholding) GO, 5.00% due 12/1/2026	900,000	962,805
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2023 - 7/1/2025	1,850,000	1,898,311
	King County Housing Authority,
	2.00% due 12/1/2023	800,000	786,314
	3.00% due 6/1/2024 - 12/1/2025	3,285,000	3,239,959
	4.00% due 6/1/2026 - 12/1/2031	3,230,000	3,226,942
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2022 - 12/1/2023	4,320,000	4,349,363
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) ETM, Series A, 5.00% due 12/1/2022 - 12/1/2023	1,250,000	1,266,048
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2022	3,635,000	3,646,105
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2022	1,700,000	1,705,193
	State of Washington (Capital Projects) GO, Series R-G, 5.00% due 7/1/2025	10,475,000	10,880,634
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	18,762,920
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2025 - 2/1/2029	45,385,000	48,740,748
	State of Washington GO, 5.00% due 6/1/2025 - 6/1/2030	4,900,000	5,283,486
	Washington Health Care Facilities Authority (Providence St Joseph Health Obligated Group), Series B, 5.00% due 10/1/2031	2,500,000	2,653,100
	West Virginia — 0.4%
	County of Mason (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	15,000,000	15,000,000
	Wisconsin — 1.8%
	County of Waushara GO, Series A, 4.50% due 6/1/2027	4,000,000	4,106,352
	Public Finance Authority, 4.00% due 1/1/2023 - 1/1/2032	7,145,000	7,098,401
[a]	Public Finance Authority (Duke Energy Progress, LLC), Series A-1, 3.30% due 10/1/2046 (put 10/1/2026)	11,000,000	10,826,926
[a]	Public Finance Authority (Providence St. Joseph Health Obligated Group), Series C, 4.00% due 10/1/2041 (put 10/1/2030)	4,000,000	3,967,860
	Public Finance Authority (Renown Regional Medical Center), Series A, 5.00% due 6/1/2027 - 6/1/2030	3,095,000	3,266,276
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[a]	Series B-2, 5.00% due 8/15/2054 (put 1/25/2023)	10,485,000	10,533,021
[a]	Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	16,065,000	16,540,026
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System), Series A, 5.00% due 11/15/2025 - 11/15/2026	3,235,000	3,401,180
	Wisconsin Health & Educational Facilities Authority (Marquette University), 5.00% due 10/1/2023 - 10/1/2026	1,575,000	1,649,160
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,002,008
	Wisconsin Housing (Collateralized: FNMA) EDA,
	Series C,
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	1.65% due 9/1/2026	$ 1,615,000	$ 1,486,507
	1.75% due 9/1/2027	1,645,000	1,479,210
	1.80% due 3/1/2028	1,660,000	1,478,079
	1.95% due 3/1/2029	1,695,000	1,484,069
[a]	Wisconsin Housing EDA, Series B, 0.50% due 11/1/2050 (put 11/1/2024)	1,500,000	1,405,857
	WPPI Energy, Series A, 5.00% due 7/1/2024 - 7/1/2028	1,325,000	1,386,681
	Total Long-Term Municipal Bonds — 95.0% (Cost $3,927,034,781)		3,812,632,757
	Short-Term Municipal Bonds — 3.9%
	Alabama — 0.8%
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, 2.90% due 6/1/2034 (put 10/3/2022)	34,250,000	34,250,000
	California — 0.7%
	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.),
[a,b]	Series DBE-8082, 2.86% due 10/1/2058 (put 10/7/2022)	19,000,000	19,000,000
[a,b]	Series DBE-8087, 2.86% due 10/1/2058 (put 10/7/2022)	9,480,000	9,480,000
	Florida — 0.2%
[a]	City of Gainesville FL Utilities System Revenue (SPA Barclays Bank plc), Series C, 2.95% due 10/1/2026 (put 10/3/2022)	1,200,000	1,200,000
[a]	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series B, 2.95% due 10/1/2042 (put 10/3/2022)	1,805,000	1,805,000
[a,b]	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.), Series DBE-8083, 2.86% due 7/1/2061 (put 10/7/2022)	6,500,000	6,500,000
	Minnesota — 0.3%
	Tender Option Bond Trust Receipts/Certificates (Guaranty: Deutsche Bank A.G.),
[a,b]	Series 2021-XF1129, 2.71% due 6/1/2064 (put 10/7/2022)	7,275,000	7,275,000
[a,b]	Series 2021-XF1130, 2.71% due 12/1/2061 (put 10/7/2022)	4,775,000	4,775,000
	Nevada — 0.2%
[a,b]	Tender Option Bond Trust Receipts/Certificates (Guaranty: Deutsche Bank A.G.), Series 2021-XF1120, 2.71% due 11/1/2061 (put 10/7/2022)	7,335,000	7,335,000
	Ohio — 0.2%
[a,b]	Tender Option Bond Trust Receipts/Certificates (LOC: Deutsche Bank A.G.), Series 2021-XF1132, 2.71% due 12/1/2061 (put 10/7/2022)	7,200,000	7,200,000
	Oregon — 0.1%
[a,b]	Tender Option Bond Trust Receipts/Certificates (Guaranty: Deutsche Bank A.G.), Series 2021-XF1123, 2.71% due 10/1/2061 (put 10/7/2022)	4,930,000	4,930,000
	Pennsylvania — 0.4%
[a,b]	Deutsche Bank Spears/Lifers Trust (Guaranty: Deutsche Bank A.G.), Series DBE-8086, 2.86% due 2/1/2043 (put 10/7/2022)	14,576,087	14,576,087
	Tennessee — 0.1%
[a,b]	Tender Option Bond Trust Receipts/Certificates (LOC: Deutsche Bank A.G.), Series 2022-XF1137, 2.71% due 12/1/2051 (put 10/7/2022)	4,045,000	4,045,000
	Texas — 0.9%
	Metropolitan Transit Authority of Harris County, 1.80% due 11/16/2022	15,850,000	15,850,000
[a,b]	Tender Option Bond Trust Receipts/Certificates (Guaranty: Deutsche Bank A.G.), Series 2021-XF1109, 2.71% due 7/1/2061 (put 10/7/2022)	12,000,000	12,000,000
[a,b]	Tender Option Bond Trust Receipts/Certificates (LOC: Deutsche Bank A.G.), Series 2021-XF1102, 2.71% due 7/1/2061 (put 10/7/2022)	7,750,000	7,750,000
	Total Short-Term Municipal Bonds — 3.9% (Cost $157,971,087)		157,971,087
	Total Investments — 98.9% (Cost $4,085,005,868)		$3,970,603,844
	Other Assets Less Liabilities — 1.1%		42,348,737
	Net Assets — 100.0%		$4,012,952,581

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $124,818,128, representing 3.11% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
CDC	Community Development Commission
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
40 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2022
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
USD	Unified School District

See notes to financial statements.	Thornburg Municipal Funds Annual Report | 41

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  September 30, 2022
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 94.1%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2024	$2,500,000	$ 2,553,652
	Apple Valley Public Financing Authority (Insured: BAM), Series A, 4.00% due 6/1/2028	460,000	473,062
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	4,705,000	4,548,568
[a]	Series E, 2.87% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	3,500,000	3,452,081
[a]	Series G, 2.00% due 4/1/2053 (put 4/1/2024)	1,500,000	1,456,931
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM), Series A, 5.00% due 9/2/2023	2,685,000	2,726,964
	California (Adventist Health System/West Obligated Group) HFFA, Series A, 4.00% due 3/1/2026	820,000	822,647
	California (Cedars-Sinai Medical Center Obligated Group) HFFA, 5.00% due 11/15/2022	300,000	300,639
	California (Children’s Hospital Los Angeles Obligated Group) HFFA, Series A, 5.00% due 8/15/2030	2,640,000	2,689,371
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2023	1,835,000	1,837,494
	California (Children’s Hospital of Orange County Obligated Group) HFFA, 5.00% due 11/1/2023 - 11/1/2028	3,825,000	4,013,156
	California (Kaiser Permanente) HFFA, Series A-1, 5.00% due 11/1/2027	3,000,000	3,219,087
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2027 - 6/1/2030	3,315,000	3,573,940
[a]	California (Providence St. Joseph Health Obligated Group) HFFA, 5.00% due 10/1/2039 (put 10/1/2027)	3,300,000	3,459,380
	California (St. Joseph Health System) HFFA, Series A, 5.00% due 7/1/2024	1,000,000	1,009,330
	California (Stanford Health Care Obligated Group) HFFA, Series A, 5.00% due 11/15/2030	1,500,000	1,620,588
[a]	California Community Choice Financing Authority (Guaranty: Goldman Sachs Group, Inc.) (Green Bond), Series A, 4.00% due 10/1/2052 (put 12/1/2027)	3,400,000	3,316,438
	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group) (Green Bond),
[a]	Series A-1, 4.00% due 5/1/2053 (put 8/1/2028)	5,000,000	4,896,780
[a]	Series B-1, 4.00% due 2/1/2052 (put 8/1/2031)	5,500,000	5,273,053
[a]	California Infrastructure & Economic Development Bank (J Paul Getty Trust), Series B-2, 3.00% due 10/1/2047 (put 10/1/2026)	3,250,000	3,233,061
	California Infrastructure & Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2024 - 7/1/2027	915,000	960,677
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2022	280,000	280,000
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure) ETM, 5.00% due 10/1/2023	125,000	126,539
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2023 - 10/1/2027	2,240,000	2,312,378
	California Municipal Finance Authority (Biola University, Inc.), 5.00% due 10/1/2030	1,000,000	1,045,515
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM), 5.00% due 5/15/2028	5,005,000	5,270,210
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond),
	4.00% due 5/15/2032	600,000	585,985
	5.00% due 5/15/2024 - 5/15/2028	1,150,000	1,194,909
	California Municipal Finance Authority (Congregational Homes, Inc. Obligated Group),
	2.75% due 11/15/2027	520,000	471,276
	Series B-2, 2.125% due 11/15/2026	615,000	551,751
[a]	California Municipal Finance Authority (Republic Services, Inc.) AMT, Series A, 1.875% due 7/1/2041 (put 4/3/2023)	4,500,000	4,500,000
[a]	California Municipal Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, 2.95% due 10/1/2045 (put 12/1/2022)	2,000,000	1,995,508
	California Pollution Control Financing Authority (Guaranty: Waste Management, Inc.) AMT, Series A1, 3.375% due 7/1/2025	2,000,000	1,943,618
	California Pollution Control Financing Authority (Republic Services, Inc.) AMT,
[a,b]	2.00% due 11/1/2042 (put 10/17/2022)	2,500,000	2,500,000
[a,b]	Series A, 2.25% due 8/1/2023 (put 11/1/2022)	2,500,000	2,500,000
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 7/1/2031 - 11/1/2038 (put 5/1/2024)	3,125,000	3,049,588
	California State Public Works Board (Correctional and Rehabilitation Facilities), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,180,000	7,368,412
	California State Public Works Board (Correctional and Rehabilitation Facilities) ETM, Series G, 5.00% due 11/1/2022	1,500,000	1,502,272
	California State Public Works Board (Judicial Council Projects), Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,419,326
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	7,000,000	7,133,506
[a]	California Statewide Communities Development Authority (Adventist Health System/West Obligated Group), Series A, 5.00% due 3/1/2037 (put 3/1/2027)	1,775,000	1,843,174
	California Statewide Communities Development Authority (CHF-Irvine LLC),
	5.00% due 5/15/2024 - 5/15/2027	2,000,000	2,023,924
	Series A, 5.00% due 5/15/2027	500,000	511,546
	California Statewide Communities Development Authority (CHF-Irvine LLC; Insured: BAM), 5.00% due 5/15/2032	2,420,000	2,592,769
	California Statewide Communities Development Authority (Cottage Health System), 5.00% due 11/1/2025 (pre-refunded 11/1/2024)	135,000	140,087
	California Statewide Communities Development Authority (Cottage Health System) ETM, 5.00% due 11/1/2022 - 11/1/2024	475,000	485,416
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2004-M-R, 5.00% due 4/1/2038 (put 11/1/2029)	2,800,000	3,040,562
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2024 - 1/1/2030	635,000	645,483
	California Statewide Communities Development Authority (Montage Health Obligated Group), Series A, 4.00% due 6/1/2030 - 6/1/2032	2,000,000	2,069,036
[a]	California Statewide Communities Development Authority (Southern California Edison Co.), 2.625% due 11/1/2033 (put 12/1/2023)	4,895,000	4,807,879
	California Statewide Communities Development Authority (Southern California Edison Co.) (Green Bond), 1.75% due 9/1/2029	2,000,000	1,624,384
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	2,145,000	1,872,465
	Carson Redevelopment Successor Agency (Redevelopment Project Area No 1; Insured: AGM), Series A, 5.00% due 10/1/2026	500,000	516,164
	Chino Basin Regional Financing Authority,
	Series A, 5.00% due 6/1/2026	725,000	773,336
42 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2022
ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Series B, 4.00% due 11/1/2025	$ 370,000	$ 378,243
Chino Basin Regional Financing Authority (Subordinate-Inland Empire), Series A, 5.00% due 6/1/2028	425,000	466,272
City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, Series C, 5.00% due 11/1/2022	700,000	701,009
City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2024	900,000	925,904
City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,762,186
City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	3,733,170
City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2023	1,000,000	1,006,562
City of Colton Redevelopment Successor Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2023 - 8/1/2025	1,875,000	1,930,968
City of Delano (Central California Foundation for Health) COP, 5.00% due 1/1/2024 (pre-refunded 1/1/2023)	270,000	271,303
City of Irvine (Irvine Assessment District No 21-1; Insured: BAM), 4.00% due 9/2/2031	1,000,000	1,028,324
City of Los Angeles Department of Airports, 4.00% due 6/29/2023	5,000,000	5,032,080
City of Los Angeles Department of Airports AMT,
5.00% due 5/15/2032	1,320,000	1,400,082
Series B, 5.00% due 5/15/2025	3,220,000	3,325,796
Series C, 5.00% due 5/15/2031	400,000	412,698
Series D, 5.00% due 5/15/2029	4,000,000	4,183,448
City of Manteca (Water Supply System), 5.00% due 7/1/2023	650,000	650,851
City of Menlo Park Community Development Successor Agency (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,915,000	1,961,979
City of Modesto Wastewater Revenue, Series B, 5.00% due 11/1/2030	500,000	563,868
City of Norco (Community Facilities District No 2001-1), 5.00% due 9/1/2025	1,000,000	1,040,818
City of Palmdale Community Redevelopment Successor Agency (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,000,000	1,052,347
City of Redding Wastewater System Revenue, 5.00% due 6/1/2030	850,000	954,498
City of San Diego Redevelopment Successor Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,990,000	2,085,607
City of San Jose Financing Authority (Civic Center Project), Series A, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	750,000	759,466
City of San Jose Financing Authority (Civic Center Project) ETM, Series A, 5.00% due 6/1/2023	1,000,000	1,012,444
City of San Mateo (San Mateo Community Facilities District No 2008-1; Insured: BAM), 5.00% due 9/1/2027 - 9/1/2032	3,915,000	4,193,362
City of San Mateo Redevelopment Successor Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	444,176
City of Santee CDC Successor Agency (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	550,000	574,287
City of Stockton Redevelopment Successor Agency (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,140,072
City of Victorville Electric Revenue, Series A, 5.00% due 5/1/2028 - 5/1/2032	1,090,000	1,147,998
Commerce CDC Successor Agency (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027 - 8/1/2030	3,315,000	3,496,181
Compton (Insured: BAM) USD GO, Series B, 5.00% due 6/1/2028 - 6/1/2029	875,000	938,760
County of Los Angeles, 4.00% due 6/30/2023	8,000,000	8,051,920
County of Riverside,
5.00% due 6/30/2023	4,000,000	4,054,236
Series A, 0.50% due 10/20/2022	2,000,000	1,997,790
County of Sacramento (Insured: AGM) COP, 5.00% due 10/1/2028 - 10/1/2029	1,260,000	1,378,002
County of Sacramento CA Airport System Revenue AMT, Series C, 5.00% due 7/1/2027	1,925,000	2,026,413
County of San Joaquin CA (Insured: AGM) COP, 5.00% due 11/15/2027 - 11/15/2028	900,000	954,951
Cucamonga Valley Water District Financing Authority, Series B, 5.00% due 9/1/2027 - 9/1/2031	125,000	135,679
Desert Hot Springs Public Financing Authority (Desert Hot Springs), Series A, 4.00% due 3/1/2027 - 3/1/2032	355,000	356,764
Dinuba (CAP APPREC; Insured: AGM) USD GO, Zero Coupon due 8/1/2030	460,000	335,128
Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,543,608
Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1), 5.00% due 9/1/2025	750,000	782,451
Emeryville Redevelopment Successor Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	6,320,000	6,456,629
Grossmont Healthcare District GO, Series E, 5.00% due 7/15/2030	500,000	556,590
Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,268,615
Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2023 - 7/1/2027	2,085,000	2,136,307
Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 5.00% due 6/1/2024 - 6/1/2025	2,180,000	2,258,230
Indio Finance Authority (Insured: BAM), Series A, 5.00% due 11/1/2028 - 11/1/2032	1,815,000	1,963,758
Jurupa Public Financing Authority (Insured: BAM), Series A, 5.00% due 9/1/2023	750,000	761,452
La Canada USD GO, Series B, 4.00% due 8/1/2023 - 8/1/2024	410,000	415,261
La Quinta Redevelopment Successor Agency, Series A, 4.00% due 9/1/2027 (pre-refunded 9/1/2023)	410,000	413,280
La Quinta Redevelopment Successor Agency (Redevelopment Project Areas No. 1 and 2) ETM, Series A, 5.00% due 9/1/2023	1,500,000	1,523,833
Lammersville Joint USD (Insured: BAM), 5.00% due 9/1/2028 - 9/1/2032	4,055,000	4,463,944
Long Beach Bond Finance Authority (Guaranty: Merrill Lynch & Co), Series A, 5.00% due 11/15/2024	5,000,000	5,126,045
Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
Series B, 5.00% due 7/1/2023	3,000,000	3,042,696
Series D, 5.00% due 7/1/2024	3,000,000	3,095,415
Los Angeles County Public Works Financing Authority (Green Bond), Series F, 5.00% due 12/1/2031 - 12/1/2032	350,000	398,570
Los Angeles County Redevelopment Refunding Authority Successor Agency (Bunker Hill Project), Series C, 5.00% due 6/1/2023 - 6/1/2024	1,500,000	1,526,962
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 43

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2022
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Los Angeles County Sanitation Districts Financing Authority (Green Bond), Series A, 5.00% due 10/1/2032	$ 625,000	$ 714,594
	Los Angeles Department of Water & Power System, 5.00% due 7/1/2026	665,000	708,060
	Los Angeles Department of Water & Power Water System Revenue, Series A, 5.00% due 7/1/2027	1,600,000	1,730,562
	Los Angeles Department of Water & Power Water System Revenue (Power System Capital Improvements), Series A, 5.00% due 7/1/2025 - 7/1/2026	800,000	844,888
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	4,600,000	4,745,806
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,014,253
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD, Series F, 5.00% due 9/1/2023	500,000	505,782
	Milpitas Redevelopment Successor Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,411,147
	Modesto Irrigation District, 5.00% due 10/1/2022	600,000	600,000
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,509,305
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,097,610
	Norman Y Mineta San Jose International Airport SJC AMT, Series A, 5.00% due 3/1/2029 - 3/1/2031	1,545,000	1,618,172
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,001,260
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2023 - 8/1/2025	2,000,000	2,076,091
	Oakland (County of Alameda Educational Facilities; Insured: BAM) USD GO, Series A, 5.00% due 8/1/2030 - 8/1/2032	2,290,000	2,528,537
	Pittsburg Redevelopment Successor Agency (Insured: AGM), Series A, 5.00% due 9/1/2024	2,200,000	2,260,205
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	735,294
	Poway Redevelopment Successor Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	4,866,775
	Rancho Cucamonga Redevelopment Project Successor Agency (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	3,000,000	3,066,845
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	1,806,161
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,070,721
	Rialto Redevelopment Agency (Insured: BAM), Series A, 4.00% due 9/1/2025	250,000	251,908
	Richmond County Redevelopment Successor Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	850,000	867,617
	Ripon Redevelopment Successor Agency (Insured: BAM), 4.00% due 11/1/2030 - 11/1/2031	1,025,000	1,028,975
	Riverside County Public Financing Authority (Capital Facilities Project) ETM, 5.00% due 11/1/2025	1,000,000	1,056,138
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2024 - 9/1/2025	1,030,000	1,062,898
	Riverside Redevelopment Successor Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,055,335
	Rosemead CDC Successor Agency (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2026	3,410,000	3,498,961
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2023 - 3/1/2025	3,755,000	3,848,991
	Sacramento City Schools Joint Power Financing Authority COP (Sacramento City USD Educational Facility Sublease; Insured: AGM), 5.00% due 10/1/2027	660,000	709,936
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District),
	5.00% due 12/1/2032	575,000	658,652
	Series A, 5.00% due 12/1/2031	1,250,000	1,418,226
	Salinas Valley Solid Waste Authority (Insured: AGM) AMT ETM, Series A, 5.00% due 8/1/2023	1,530,000	1,551,220
	San Bernardino Redevelopment Successor Agency (Insured: AGM), Series A, 5.00% due 12/1/2023	150,000	152,673
	San Diego (Educational System Capital Projects) USD GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	8,143,881
	San Diego County Regional Airport Authority, Series A, 5.00% due 7/1/2030	330,000	359,012
	San Diego County Regional Airport Authority AMT, Series B, 5.00% due 7/1/2032	1,020,000	1,078,280
	San Diego Redevelopment Successor Agency, Series A, 5.00% due 9/1/2028	250,000	261,865
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series A, 5.00% due 5/1/2032	3,000,000	3,134,577
	San Francisco City & County Airports Commission (San Francisco International Airport), Series A, 5.00% due 5/1/2026	5,000,000	5,278,840
	San Francisco City & County Airports Commission (San Francisco International Airport) AMT, Series H, 5.00% due 5/1/2028	500,000	532,080
	San Joaquin Hills Transportation Corridor Agency, Series A, 5.00% due 1/15/2030	750,000	792,877
	San Jose Financing Authority, Series A, 4.00% due 10/1/2029 - 10/1/2032	640,000	670,417
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2023	585,000	593,133
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	7,073,417
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,107,936
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2022 - 12/1/2027	3,535,000	3,665,328
	South Placer Wastewater Authority (Roseville), 5.00% due 11/1/2029 - 11/1/2030	700,000	773,331
	Southwestern Community College District GO, Series B, 4.00% due 8/1/2024 - 8/1/2026	1,125,000	1,151,545
	Stockton Public Financing Authority (Stockton Water Revenue; Green Bond; Insured: BAM), Series A, 5.00% due 10/1/2022 - 10/1/2031	3,130,000	3,255,897
	Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2023 - 9/1/2025	1,100,000	1,132,518
	Temecula Valley Financing Authority (Insured: BAM) USD, 5.00% due 9/1/2027	2,220,000	2,306,895
	Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,062,509
	Tulare Public Financing Authority (Insured: BAM), 5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,474,308
[a]	University of California, Series AK 5.00% due 5/15/2048 (put 5/15/2023)	1,250,000	1,266,021
	Vallejo City (Insured: BAM) USD GO, 5.00% due 8/1/2031 - 8/1/2032	1,300,000	1,441,035
	Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,591,200
	Vista Redevelopment Successor Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2023	400,000	406,071
	West Contra Costa (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2028	160,000	129,100
44 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2022
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	TOTAL LONG-TERM MUNICIPAL BONDS — 94.1% (Cost $352,113,386)		$340,488,876
	SHORT-TERM MUNICIPAL BONDS — 3.9%
[a]	California Municipal Finance Authority (Chevron USA, Inc.; Guaranty: Chevron Corp.), 2.50% due 11/1/2035 (put 10/3/2022)	$ 500,000	$ 500,000
[a,b]	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.), Series DBE-8082, 2.86% due 10/1/2058 (put 10/7/2022)	8,950,000	8,950,000
[a]	Los Angeles Department of Water & Power Water System Revenue (Power System Capital Improvements; SPA Bank of America, N.A.), Series A-3, 2.60% due 7/1/2035 (put 10/3/2022)	2,500,000	2,500,000
[a]	Regents of the University of California Medical Center Pooled Revenue, Series B2, 2.80% due 5/15/2032 (put 10/3/2022)	2,030,000	2,030,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 3.9% (Cost $13,980,000)		$ 13,980,000
	Total Investments — 98.0% (Cost $366,093,386)		$354,468,876
	Other Assets Less Liabilities — 2.0%		7,398,650
	Net Assets — 100.0%		$361,867,526

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $13,950,000, representing 3.86% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CDC	Community Development Commission
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 45

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2022
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 94.1%
	Albuquerque Bernalillo County Water Utility Authority,
	4.00% due 7/1/2030	$ 500,000	$ 512,536
	5.00% due 7/1/2023 - 7/1/2024	65,000	66,359
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	2,000,000	2,063,002
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,565,029
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2034	1,260,000	1,344,595
	Series 2017, 5.00% due 8/1/2031	1,000,000	1,054,485
	Series A, 4.00% due 8/1/2029	1,300,000	1,305,786
	Albuquerque Municipal School District No. 12 (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2030 - 8/1/2031	650,000	661,109
	5.00% due 8/1/2027 - 8/1/2035	1,600,000	1,729,727
	Bernalillo County (Government Services) GRT,
	5.25% due 4/1/2027	260,000	273,095
	Series B, 5.70% due 4/1/2027	2,555,000	2,722,501
	Bernalillo County (Government Services; Insured: AMBAC) GRT, 5.25% due 10/1/2022 - 10/1/2025	8,295,000	8,543,276
	Bernalillo County (Government Services; Insured: Natl-Re) GRT, Series B, 5.70% due 4/1/2027	695,000	740,640
	Bernalillo Municipal School District No. 1 (State Aid Withholding) GO, 4.00% due 8/1/2023 - 8/1/2026	340,000	343,920
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	924,463
	City of Albuquerque (City Infrastructure Improvements) GRT,
	Series A,
	4.00% due 7/1/2035	2,070,000	2,079,994
	5.00% due 7/1/2025 - 7/1/2034	2,500,000	2,615,758
	City of Albuquerque (I-25/Paseo del Norte Interchange) GRT, 5.00% due 7/1/2025 - 7/1/2027 (pre-refunded 7/1/2023)	1,095,000	1,109,505
	City of Albuquerque GRT, Series A, 4.00% due 7/1/2037 (pre-refunded 7/1/2023)	120,000	120,718
	City of Albuquerque Refuse Removal & Disposal Revenue, 5.00% due 7/1/2030 - 7/1/2038	1,550,000	1,646,861
	City of Albuquerque Transportation Infrastructure GRT, 4.00% due 7/1/2031	800,000	816,100
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 1.10% due 6/1/2040 (put 6/1/2023)	3,500,000	3,425,513
	City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2023 - 6/1/2025	1,445,000	1,465,095
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,136,202
	City of Roswell GRT, 4.00% due 8/1/2029	260,000	266,186
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2027	3,275,000	3,112,147
	City of Santa Fe (Public Facilities) GRT,
	5.00% due 6/1/2028 - 6/1/2029	1,880,000	1,934,377
	Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	1,955,608
	City of Santa Fe Gasoline Tax GRT, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,626,546
	County of San Juan (County Capital Improvements) GRT, Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	2,714,625
	County of Sandoval GO, 5.00% due 8/1/2025 - 8/1/2029	2,015,000	2,148,854
	County of Santa Fe (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	981,757
	County of Santa Fe (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	940,000	992,978
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	852,418
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,245,931
	Las Cruces School District No. 2 (State Aid Withholding) GO,
	5.00% due 8/1/2025 - 8/1/2028	3,800,000	4,041,810
	Series C, 5.00% due 8/1/2024	425,000	438,257
	Lea County Public School District No 8 Eunice (State Aid Withholding) GO, 4.00% due 9/15/2028	1,150,000	1,175,068
	New Mexico Educational Assistance Foundation AMT, Series 1A, 5.00% due 9/1/2029	2,750,000	2,929,597
	New Mexico Finance Authority,
	5.00% due 6/1/2038	1,150,000	1,219,849
	Series A, 5.00% due 6/1/2024 - 6/15/2026	795,000	826,280
	Series B, 5.00% due 6/1/2032 - 6/1/2033	4,125,000	4,477,679
	Series D, 5.00% due 6/15/2029 - 6/1/2033	995,000	1,066,526
	New Mexico Finance Authority (New Mexico Finance Authority Public Project Revolving Fund), 5.00% due 6/1/2025	200,000	208,632
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,486,425
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,042,958
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), Series A, 5.00% due 7/1/2032 - 7/1/2034	1,310,000	1,205,381
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2031	1,150,000	1,223,128
	5.00% due 8/1/2031 (pre-refunded 8/1/2025)	600,000	627,700
46 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2022
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Series A, 5.00% due 8/1/2036 - 8/1/2038	$2,955,000	$ 3,073,126
	New Mexico Hospital Equipment Loan Council (San Juan Regional Medical Center, Inc.), 5.00% due 6/1/2030 - 6/1/2031	1,215,000	1,262,488
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	5,000	5,004
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2035 - 12/1/2040	2,610,000	2,415,662
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series C, 2.85% due 7/1/2031	385,000	361,713
	Series F,
	2.60% due 7/1/2034	490,000	434,561
	2.85% due 7/1/2039	1,270,000	1,088,780
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	500,000	476,163
	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada),
	Series A,
	4.00% due 5/1/2024 - 11/1/2024	1,750,000	1,751,291
[a]	5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,023,041
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	5,935,000	6,161,656
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements; Insured: BAM), Series A, 5.00% due 4/1/2030	1,440,000	1,536,212
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements), Series A, 4.50% due 6/1/2034 - 6/1/2036	4,500,000	4,543,104
	Santa Fe Public School District (State Aid Withholding) GO, 5.00% due 8/1/2034	350,000	379,593
	Santa Fe Public School District GO,
	4.00% due 8/1/2024	250,000	253,715
[b]	5.00% due 8/1/2030	725,000	785,483
	State of New Mexico GO, 5.00% due 3/1/2029	2,000,000	2,193,320
	State of New Mexico Severance Tax Permanent Fund, 5.00% due 7/1/2028	465,000	506,199
	State of New Mexico Severance Tax Permanent Fund (Educational Facilities), Series A, 5.00% due 7/1/2025	2,040,000	2,134,536
[c]	Town of Silver City (Insured BAM) GRT, 5.00% due 6/1/2037	610,000	636,087
	Village of Los Ranchos de Albuquerque (Albuquerque Academy),
	4.00% due 9/1/2040	825,000	741,805
	5.00% due 9/1/2029 - 9/1/2032	1,330,000	1,445,474
	TOTAL LONG-TERM MUNICIPAL BONDS — 94.1% (Cost $120,081,510)		$114,275,999
	SHORT-TERM MUNICIPAL BONDS — 1.5%
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank N.A.), 2.95% due 8/1/2034 (put 10/3/2022)	1,800,000	1,800,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 1.5% (Cost $1,800,000)		$ 1,800,000
	Total Investments — 95.6% (Cost $121,881,510)		$116,075,999
	Other Assets Less Liabilities — 4.4%		5,371,976
	Net Assets — 100.0%		$121,447,975

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 47

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  September 30, 2022
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 89.1%
	City of Long Beach (Insured: BAM) GO, 5.25% due 7/15/2042	$ 500,000	$ 514,153
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	1,000,000	1,021,224
	City of New York GO,
	Series A, 5.00% due 8/1/2039	500,000	520,243
	Series F1, 5.00% due 4/1/2037	940,000	978,696
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,009,600
	Erie County Fiscal Stability Authority, Series D, 5.00% due 9/1/2034	850,000	903,941
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,524,757
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,040,329
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	708,907
	Manchester-Shortsville Central School District (State Aid Withholding) GO, 4.00% due 8/17/2023	300,000	300,675
	Metropolitan Transportation Authority, Series D-1, 5.00% due 11/15/2031	1,000,000	1,010,102
	Monroe County (Monroe Community College Association, Inc.; Insured: AGM) IDC, 5.00% due 1/15/2028 - 1/15/2029	550,000	557,247
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2028 - 10/1/2031	1,400,000	1,448,882
	New York City Transitional Finance Authority Future Tax Secured Revenue, Series A1, 5.00% due 8/1/2038	1,000,000	1,035,236
	New York State Dormitory Authority,
	Series A 5.00% due 7/1/2041	250,000	252,827
	Series A, 5.00% due 2/15/2032	1,000,000	1,056,840
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	1,500,000	1,505,161
	New York State Dormitory Authority (Northwell Health Obligated Group), Series A, 5.00% due 5/1/2033	100,000	104,386
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	585,330
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2028	200,000	207,186
	Series H, 5.00% due 10/1/2024	480,000	480,643
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	500,000	454,407
	New York State Housing Finance Agency (Green Bond), Series I, 2.70% due 11/1/2023	1,000,000	993,279
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2032	500,000	511,598
	Port Authority of New York & New Jersey AMT, 5.00% due 11/1/2039	200,000	201,551
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031 (pre-refunded 10/15/2024)	2,250,000	2,333,396
	State of New York Mortgage Agency, Series 223, 2.65% due 10/1/2034	450,000	365,021
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	838,979
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels),
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,029,001
	5.00% due 11/15/2029	1,000,000	1,027,856
	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2038	250,000	254,943
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,328,447
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029 - 7/1/2034	450,000	470,796
	TOTAL LONG-TERM MUNICIPAL BONDS — 89.1% (Cost $27,344,887)		$26,575,639
	SHORT-TERM MUNICIPAL BONDS — 2.7%
[a]	New York State Housing Finance Agency (160 Madison Ave LLC; LOC Landesbank Hessen-Thuringen), Series A, 2.81% due 11/1/2046 (put 10/3/2022)	800,000	800,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 2.7% (Cost $800,000)		$ 800,000
	Total Investments — 91.8% (Cost $28,144,887)		$27,375,639
	Other Assets Less Liabilities — 8.2%		2,459,601
	Net Assets — 100.0%		$29,835,240

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation
IDC	Industrial Development Corp.
LOC	Letter of Credit
48 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 94.3%
	Alabama — 1.6%
	Alabama Public School and College Authority (Educational Facilities), Series B, 5.00% due 6/1/2026 (pre-refunded 6/1/2023)	$ 4,380,000	$ 4,434,023
[a]	Black Belt Energy Gas District (Guaranty: Royal Bank of Canada), Series D1, 4.00% due 7/1/2052 (put 6/1/2027)	2,000,000	1,965,992
[a]	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group), Series B, 4.00% due 12/1/2051 (put 12/1/2031)	1,220,000	1,129,261
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	6,246,162
	Arizona — 1.7%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,545,977
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2029	1,000,000	1,031,677
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2033 - 1/1/2037	7,000,000	7,450,140
	Salt Verde Financial Corp. (Gas Supply Acquisition; Guaranty: Citigroup Global Markets), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	2,795,274
	Yavapai County (Waste Management, Inc.) AMT IDA, 1.30% due 6/1/2027	1,000,000	846,940
	Arkansas — 0.4%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), Series A, 5.00% due 11/1/2031 - 11/1/2034 (pre-refunded 11/1/2024)	3,655,000	3,773,097
	California — 4.7%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	3,737,906
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	2,815,000	2,828,259
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 8/15/2032 - 8/15/2033	950,000	960,758
	California (Children’s Hospital Los Angeles) HFFA ETM, Series A, 5.00% due 11/15/2022	1,000,000	1,002,182
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,501,390
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 4.00% due 5/15/2041	500,000	450,909
	City of Los Angeles Department of Airports AMT, Series C, 5.00% due 5/15/2033	2,000,000	2,075,866
	City of San Mateo (City of San Mateo Community Facilities District No 2008-1) (Insured: BAM), 5.25% due 9/1/2040	5,000,000	5,188,750
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,557,328
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,084,049
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,080,000	1,130,185
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), Series A, 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,582,927
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series B, 6.125% due 11/1/2029	2,365,000	2,513,345
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,081,317
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,001,260
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034 (pre-refunded 8/1/2025)	3,000,000	3,150,360
	Redwood City Redevelopment Successor Agency (Redevelopment Area A-2; Insured: AMBAC), Series A-2, Zero Coupon due 7/15/2023	2,065,000	2,009,999
	Saratoga Union School District (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 9/1/2023	900,000	875,736
	Colorado — 1.0%
	Denver City & County Housing Authority (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,335,869
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028 (pre-refunded 6/1/2023)	1,650,000	1,670,759
	State of Colorado COP, Series A, 5.00% due 9/1/2029 - 9/1/2032	5,205,000	5,592,754
	Connecticut — 2.5%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,759,177
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	1,000,000	1,053,231
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	13,165,538
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,035,088
	Series E, 5.00% due 9/15/2033	2,650,000	2,824,579
	District of Columbia — 2.0%
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue), Series A, 5.00% due 10/1/2038 - 10/1/2039	3,000,000	3,080,910
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue; Insured: AGC), Series B, Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	9,345,125
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,167,375
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	3,475,610
	Florida — 5.7%
	City of Lakeland (Electric Power System Smart Grid Project), 5.25% due 10/1/2036	2,770,000	3,158,066
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027	3,680,000	3,985,028
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2032 - 11/1/2037	3,430,000	3,606,573
	County of Broward (Airport System Improvements) AMT, 5.00% due 10/1/2034 - 10/1/2035	3,500,000	3,602,709
	County of Broward Port Facilities Revenue AMT,
	5.00% due 9/1/2037	800,000	837,450
[b]	5.00% due 9/1/2041	1,250,000	1,288,516
	County of Manatee (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	6,355,926
	County of Miami-Dade (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	5,509,695
	Miami-Dade County (Nicklaus Children’s Hospital) HFA, 5.00% due 8/1/2035 - 8/1/2037	2,905,000	2,982,861
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	$ 1,000,000	$ 1,025,713
	Orange County Convention Center (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,103,408
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	517,529
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2040 - 11/1/2041	715,000	681,147
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2028	595,000	643,247
	School Board of Miami-Dade County COP, Series A, 5.00% due 5/1/2030	3,250,000	3,367,721
	School District of Broward County (Educational Facilities and Equipment) COP, Series B, 5.00% due 7/1/2032	2,000,000	2,073,250
	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,378,495
	Sunshine State Governmental Finance Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2028 (pre-refunded 9/1/2023)	3,500,000	3,552,997
	Wildwood Utility Dependent District (Insured: BAM), 5.00% due 10/1/2040 - 10/1/2041	800,000	834,796
	Georgia — 2.1%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,348,315
	City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	185,000	185,346
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2035 - 5/15/2038	11,170,000	11,182,175
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2034 - 1/1/2038	4,370,000	4,453,467
	Guam — 0.1%
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,009,430
	Hawaii — 0.4%
	County of Hawaii GO, Series A, 5.00% due 9/1/2033	1,250,000	1,309,586
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2034	2,000,000	2,085,846
	Illinois — 14.5%
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	1,847,231
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	8,403,993
	Chicago Park District (Capital Improvement Plan) GO,
	Series B, 5.00% due 1/1/2025	1,000,000	1,010,284
	Series D, 5.00% due 1/1/2028	3,450,000	3,484,835
	Chicago Park District GO,
	Series A,
	5.00% due 1/1/2027 - 1/1/2029	1,355,000	1,368,677
	5.00% due 1/1/2027 - 1/1/2029 (pre-refunded 1/1/2024)	2,585,000	2,639,376
	Series B,
	5.00% due 1/1/2030	1,215,000	1,227,038
	5.00% due 1/1/2030 (pre-refunded 1/1/2024)	2,285,000	2,333,065
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	9,988,626
	5.25% due 1/1/2034	4,700,000	4,720,069
	City of Chicago (Wastewater Transmission System), Series C-2, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	8,118,026
	City of Chicago (Wastewater Transmission System; Insured: AGM-CR), Series B, 5.00% due 1/1/2034	1,375,000	1,423,558
	City of Chicago (Water System), Series A-1, 5.00% due 11/1/2024	1,000,000	1,020,164
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	4,250,000	4,433,230
	City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,270,000	1,356,297
	City of Chicago GO,
	Series A,
	5.625% due 1/1/2031	1,585,000	1,644,669
	6.00% due 1/1/2038	7,500,000	7,752,772
	City of Joliet (Rock Run Crossing Project; Insured: BAM) GO, 5.50% due 12/15/2042	2,750,000	2,972,651
	Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO ETM, Series D, Zero Coupon due 12/1/2022	2,000,000	1,989,082
	County of Cook Sales Tax Revenue, Series A, 5.00% due 11/15/2038	1,000,000	1,038,112
	Illinois Finance Authority (Ascension Health Credit Group), Series C, 4.00% due 2/15/2033	800,000	776,462
[b]	Illinois Finance Authority (Carle Foundation Obligated Group), Series A, 5.00% due 8/15/2034	1,700,000	1,801,816
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,020,276
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	1,000,000	1,023,462
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	5,648,873
	Knox & Warren Counties Community Unit School District No. 205 Galesburg GO, Series B, 5.00% due 12/1/2030 - 12/1/2031	2,655,000	2,807,089
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,001,380
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	6,535,482
	Regional Transportation Authority (Insured: Natl-Re), Series A, 6.00% due 7/1/2031	1,070,000	1,231,633
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	2,000,000	2,094,714
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2037 - 4/1/2042	2,040,000	2,026,365
	State of Illinois GO,
	Series A, 5.00% due 12/1/2034 - 3/1/2036	7,625,000	7,524,330
50 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series D, 5.00% due 11/1/2027 - 11/1/2028	$ 4,250,000	$ 4,342,530
	State of Illinois Sales Tax Revenue, Series B, 5.00% due 6/15/2030 - 6/15/2031	9,280,000	9,692,930
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032	2,885,000	2,994,419
	Tazewell County School District (Insured: Natl-Re) GO Partial ETM, 9.00% due 12/1/2024	1,205,000	1,342,110
	Will County School District No. 114 Manhattan (Insured: BAM) GO,
	5.25% due 1/1/2040 - 1/1/2041	1,000,000	1,056,181
	5.50% due 1/1/2043	2,000,000	2,144,410
	Indiana — 2.6%
[c]	Brownsburg 1999 School Building Corp (Brownsburg Community School Corp.), 5.00% due 1/15/2042	1,000,000	1,039,228
[a]	City of Whiting (BP Products North America, Inc.; Guaranty : BP plc) AMT, 5.00% due 11/1/2047 (put 11/1/2024)	250,000	255,300
[a]	City of Whiting Environmental Facilities (BP Products North America Inc. Project) AMT, Series A, 5.00% due 3/1/2046 (put 3/1/2023)	1,000,000	1,003,841
	Indiana (Ascension Health Credit Group) HFFA, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	8,597,049
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), Series A, 5.25% due 4/1/2023	2,000,000	2,020,956
	Indiana Finance Authority (CWA Authority, Inc.), Series A, 5.00% due 10/1/2035	500,000	545,833
	Indiana Finance Authority (Ohio Valley Electric Corp.), Series A, 4.25% due 11/1/2030	4,000,000	3,752,260
	Indiana Finance Authority (Reid Hospital & Health Care Services, Inc. Obligated Group; Insured: AGM), 5.00% due 1/1/2041 - 1/1/2042	2,000,000	2,036,526
[a]	Indiana Finance Authority (Republic Services, Inc.) AMT, Series A, 2.95% due 5/1/2034 (put 12/1/2022)	2,000,000	2,000,000
[c]	Noblesville Redevelopment Authority, 5.50% due 7/15/2041	1,000,000	1,064,780
	Iowa — 0.5%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,164,977
	Kansas — 0.1%
	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) USD GO, Series A, 5.00% due 9/1/2030 - 9/1/2031 (pre-refunded 9/1/2027)	640,000	692,554
	Kentucky — 2.2%
	Kentucky (Baptist Healthcare System Obligated Group) EDFA, Series B, 5.00% due 8/15/2041	5,000,000	4,941,375
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
[a]	Series A, 4.00% due 4/1/2048 (put 4/1/2024)	6,500,000	6,478,186
[a]	Series C, 4.00% due 2/1/2050 (put 2/1/2028)	2,000,000	1,932,892
[c]	Kentucky State Property & Building Commission, Series A, 5.25% due 6/1/2039	3,000,000	3,191,385
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), Series A, 5.25% due 10/1/2026	2,320,000	2,355,960
	Louisiana — 2.2%
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032 (pre-refunded 2/1/2025)	6,825,000	7,096,055
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2034 - 12/1/2035	1,500,000	1,577,611
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031 (pre-refunded 6/1/2023)	6,100,000	6,184,180
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	3,798,565
	Maryland — 0.1%
	County of Montgomery GO, Series C, 5.00% due 10/1/2025	365,000	384,032
	Massachusetts — 1.6%
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2036	1,750,000	1,768,372
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	9,234,705
	Massachusetts (Simmons College) DFA, Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	1,824,317
	Massachusetts Bay Transportation Authority Assessment Revenue (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,132,173
	Michigan — 2.6%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,031,513
	County of Genesee (Water Supply System; Insured: BAM) GO,
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,386,867
	5.125% due 11/1/2032	750,000	756,411
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	2,947,473
	Detroit City School District (School Building & Site Improvement; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,353,988
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,186,889
	Kalamazoo Hospital Finance Authority (Bronson Healthcare), 5.25% due 5/15/2026	145,000	145,197
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 5.00% due 4/15/2036	2,000,000	2,120,186
[b]	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,295,000	1,296,585
	Michigan Finance Authority (McLaren Health System), Series A, 5.00% due 2/15/2039	3,200,000	3,344,963
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	3,000,000	2,443,548
	Minnesota — 0.2%
	Minneapolis-St Paul Metropolitan Airports Commission AMT, Series B, 5.00% due 1/1/2026	1,245,000	1,296,325
	Minnesota Higher Education Facilities Authority, (University of St. Thomas), 5.00% due 10/1/2034 - 10/1/2035	600,000	622,846
	Mississippi — 0.7%
	Mississippi Development Bank (Jackson Public School District; Insured BAM), 5.25% due 10/1/2037 - 10/1/2038	5,250,000	5,548,620
	Mississippi Development Bank (Vicksburg Warren School District; Insured: BAM), 5.50% due 3/1/2038	700,000	743,867
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 51

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Nebraska — 0.8%
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.),
[a]	5.00% due 3/1/2050 (put 1/1/2024)	$ 5,350,000	$ 5,402,366
	Series A, 5.00% due 9/1/2031	1,000,000	1,020,872
	Nevada — 0.1%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2032	730,000	745,908
	New Hampshire — 0.2%
	New Hampshire Municipal Bond Bank, Series C, 5.00% due 8/15/2026 (pre-refunded 8/15/2023)	1,860,000	1,888,830
	New Jersey — 5.1%
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	2,500,000	2,621,192
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2035 - 6/15/2038	4,515,000	4,555,923
	Series NN, 5.00% due 3/1/2026	2,000,000	2,008,410
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,152,979
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	1,803,341
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033	1,000,000	1,014,701
	New Jersey (Transit Corp.) EDA, 5.00% due 11/1/2036	2,950,000	2,973,196
	New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2027 - 7/1/2028 (pre-refunded 1/1/2024)	185,000	188,974
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group), 5.00% due 7/1/2027 - 7/1/2028	2,815,000	2,871,819
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2032 - 12/15/2035	5,485,000	5,538,768
	Series AA,
	5.00% due 6/15/2036 - 6/15/2040	2,300,000	2,311,860
	5.25% due 6/15/2043	1,600,000	1,615,286
	Series BB-1 5.00% due 6/15/2034	2,000,000	2,027,024
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2023 - 6/15/2024	2,500,000	2,535,449
	Series A, 5.00% due 6/15/2031	1,000,000	1,026,709
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series AA, 5.00% due 6/15/2038	3,500,000	3,517,360
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034	500,000	505,423
	Passaic Valley Sewage Commissioners, Series G, 5.75% due 12/1/2022	3,000,000	3,011,373
	New Mexico — 0.1%
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	440,000	455,017
	New York — 6.9%
	City of Long Beach (Insured: BAM) GO, 5.25% due 7/15/2042	1,000,000	1,028,305
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2027	4,530,000	4,629,823
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	9,231,865
	City of New York GO,
	Series A, 5.00% due 8/1/2039	500,000	520,243
	Series C, 5.00% due 8/1/2035	500,000	533,364
	Series D, 5.25% due 5/1/2040 - 5/1/2041	2,500,000	2,673,104
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,300,000	1,312,480
	Erie County (City of Buffalo School District) (State Aid Withholding) IDA, Series A, 5.00% due 5/1/2027	5,000,000	5,055,855
	Metropolitan Transportation Authority,
	Series D, 5.00% due 11/15/2030 - 11/15/2035	8,295,000	8,397,404
	Series D-1, 5.00% due 11/15/2031	2,285,000	2,308,083
	Metropolitan Transportation Authority (Green Bond),
	Series A1, 5.00% due 11/15/2035 - 11/15/2036	1,820,000	1,813,676
	Series A2, 5.00% due 11/15/2025	600,000	617,774
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A2, 5.00% due 5/1/2039	1,000,000	1,035,045
	Series F1, 5.00% due 2/1/2037	200,000	211,952
	New York State Dormitory Authority (Green Bond-Cornell University), Series D, 5.00% due 7/1/2036	500,000	564,413
	New York State Dormitory Authority (Insured: BAM), Series A, 5.00% due 10/1/2042	5,000,000	5,163,300
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,508,602
	New York State Dormitory Authority (State Aid Withholding), Series A, 5.00% due 10/1/2033	100,000	105,022
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	1,000,000	908,814
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	1,000,000	1,054,751
	New York State Thruway Authority, Series N, 5.00% due 1/1/2035	250,000	265,833
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue),
[c]	5.00% due 3/15/2042	2,500,000	2,609,315
52 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A, 5.00% due 3/15/2041	$ 1,500,000	$ 1,563,134
	New York State Urban Development Corp. (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2037	500,000	527,679
	Port Authority of New York & New Jersey AMT, Series 223, 5.00% due 7/15/2033	750,000	798,279
	State of New York Mortgage Agency (Insured: SONYMA) AMT, Series 248, 4.05% due 10/1/2031	2,035,000	1,921,235
	Triborough Bridge & Tunnel Authority, Series D, 5.00% due 11/15/2033	250,000	271,467
	Western Nassau County Water Authority (Green Bond), Series A, 4.00% due 4/1/2040 - 4/1/2041	475,000	430,240
	Yonkers (New Community School Project) (State Aid Withholding) IDA, 4.00% due 5/1/2041	250,000	226,360
	North Carolina — 0.6%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,200,164
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030 (pre-refunded 6/1/2025)	3,000,000	3,135,372
	Ohio — 4.2%
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031 (pre-refunded 12/15/2024)	3,075,000	3,192,388
	City of Cleveland (Bridges and Roadways), Series A-2, 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,565,350
	City of Cleveland (Public Facilities Improvements), Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,289,188
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024	1,000,000	1,002,979
	City of Cleveland GO,
	5.00% due 12/1/2026	15,000	15,043
	5.00% due 12/1/2026 (pre-refunded 12/1/2022)	1,215,000	1,218,756
	City of Cleveland Income Tax Revenue, 5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,536,628
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	1,854,381
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2030 - 1/1/2039	3,170,000	3,326,308
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	8,284,753
	Greene County Vocational School District (School Facilities Construction and Improvement) GO, 5.00% due 12/1/2030 - 12/1/2033	2,580,000	2,802,066
	Northeast Ohio Medical University (Insured: BAM),
	5.00% due 12/1/2038 - 12/1/2041	1,790,000	1,821,153
[b]	5.00% due 12/1/2040	630,000	639,159
	Series B, 4.00% due 12/1/2042	1,310,000	1,088,031
	Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group), 5.25% due 1/1/2037	840,000	859,265
	Oklahoma — 0.6%
	Clinton Public Works Authority, 5.00% due 10/1/2039	3,335,000	3,347,910
	Pontotoc County Educational Facilities Authority, 4.00% due 9/1/2040	1,500,000	1,364,410
	Oregon — 0.4%
[a]	County of Gilliam (Guaranty: Waste Management, Inc.) AMT, 3.00% due 7/1/2038 (put 5/1/2023)	3,000,000	2,988,372
	Pennsylvania — 8.9%
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), Series A, 5.00% due 7/15/2034	1,150,000	1,179,141
	Bucks County (Waste Management, Inc.) IDA AMT, Series A-2, 2.75% due 12/1/2022	7,000,000	6,993,518
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,353,536
	City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2036 - 8/1/2037	5,485,000	5,586,504
	City of Philadelphia (Water and Wastewater System), Series A, 5.00% due 10/1/2029	1,100,000	1,168,906
	City of Philadelphia Airport Revenue (Insured: AGM) AMT, 4.00% due 7/1/2038	1,410,000	1,264,678
	City of Philadelphia Airport Revenue AMT, Series B, 5.00% due 7/1/2030	925,000	945,208
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2035 - 9/1/2036	1,215,000	1,282,125
[b]	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,130,419
	Hospitals & Higher Education Facilities Authority of Philadelphia (Temple University Health System Obligated Group; Insured: AGM), 4.00% due 7/1/2038	9,000,000	8,208,351
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), Series A, 5.25% due 12/15/2030 (pre-refunded 12/15/2023)	3,000,000	3,070,944
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	3,604,025
	Pennsylvania (UPMC Obligated Group) EDFA, Series A, 5.00% due 2/15/2036	1,000,000	1,026,328
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding), Series B, 5.00% due 6/1/2027	5,000,000	5,301,885
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2035 - 12/1/2036	1,750,000	1,812,162
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), Series A, 5.00% due 9/1/2032 - 9/1/2034	5,000,000	5,087,604
	Philadelphia Municipal Authority (Juvenile Justice Services Center),
[b]	5.00% due 4/1/2032	3,695,000	3,871,865
	5.00% due 4/1/2033 - 4/1/2036	7,430,000	7,679,456
	Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
	Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	8,866,969
	Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	3,723,534
	Rhode Island — 0.5%
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	800,524
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	3,653,645
	South Carolina — 0.7%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,049,352
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 53

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of North Charleston (North Charleston Noisette Community Redevelopment Project Area), 4.00% due 10/1/2040 - 10/1/2041	$ 2,000,000	$ 1,896,641
	County of Richland (International Paper Co.) AMT, Series A, 3.875% due 4/1/2023	2,000,000	1,994,628
	South Dakota — 0.2%
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2028 - 11/1/2029	1,800,000	1,861,754
	Tennessee — 2.2%
	Memphis-Shelby County Airport Authority AMT, Series A, 5.00% due 7/1/2026 - 7/1/2033	2,320,000	2,376,787
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,166,466
	Shelby County Health Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2027 - 5/1/2035	3,560,000	3,689,688
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.),
	Series A, 5.25% due 9/1/2023	7,000,000	7,046,823
	Series C, 5.00% due 2/1/2023	2,650,000	2,659,476
	Texas — 8.2%
	Central Texas Turnpike System, Series C, 5.00% due 8/15/2034	3,000,000	3,019,743
	City of Austin Airport System Revenue AMT, 5.00% due 11/15/2035 - 11/15/2039	3,000,000	3,041,037
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	10,096,511
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,022,789
	City of Galveston (Galveston Island Convention Center; Insured: AGM), Series B, 5.00% due 9/1/2024	1,115,000	1,116,485
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,175,000	1,236,715
	City of Houston Airport System Revenue, Series D, 5.00% due 7/1/2030 - 7/1/2035	3,750,000	3,965,402
	City of Houston Airport System Revenue AMT, Series A, 4.00% due 7/1/2041	1,310,000	1,137,894
	City of McAllen (International Toll Bridge Revenue; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	6,390,009
	City of McKinney Waterworks & Sewer System Revenue, 5.00% due 3/15/2041 - 3/15/2042	900,000	954,972
	City of New Braunfels Utility System Revenue, 5.00% due 7/1/2042	1,750,000	1,848,530
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,228,037
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,221,821
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2035 - 12/1/2036 (pre-refunded 12/1/2025)	7,200,000	7,557,451
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,021,342
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,090,012
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,352,150
[c]	Lower Colorado River Authority (LCRA Transmission Services Corp.), Series A, 5.25% due 5/15/2042	1,410,000	1,485,911
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2029 - 11/1/2030	4,130,000	4,511,815
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2037	1,750,000	1,801,541
	San Antonio Water System, Series A, 5.00% due 5/15/2037	500,000	524,428
	Stephen F Austin State University (Financing System), Series A, 5.00% due 10/15/2030 - 10/15/2033	1,265,000	1,346,221
	Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group), Series B, 5.00% due 7/1/2036	1,185,000	1,217,551
	Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas Obligated Group), 4.00% due 10/1/2041	1,880,000	1,701,861
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,250,000	2,298,223
	Washington — 4.3%
[c]	Clark County Public Utility District No. 1, 5.00% due 1/1/2040 - 1/1/2041	1,000,000	1,036,287
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO,
	5.00% due 12/1/2028 - 12/1/2029 (pre-refunded 12/1/2024)	3,945,000	4,088,594
[b]	5.00% due 12/1/2030 (pre-refunded 12/1/2024)	600,000	621,840
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028 (pre-refunded 12/1/2022)	7,860,000	7,883,180
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028 (pre-refunded 12/1/2022)	4,640,000	4,653,423
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	4,736,924
	State of Washington (Various Purposes) GO,
	Series 2021A, 5.00% due 6/1/2038	1,965,000	2,088,781
	Series C, 5.00% due 2/1/2036 - 2/1/2037	7,425,000	7,874,357
	Washington Higher Education Facilities Authority (Seattle Pacific University), 5.00% due 10/1/2038 - 10/1/2040	3,340,000	3,308,797
	Wisconsin — 0.8%
	Public Finance Authority, 4.00% due 10/1/2035 - 10/1/2041	1,225,000	1,045,032
	Wisconsin Health & Educational Facilities Authority,
	4.00% due 8/15/2040	1,000,000	890,392
	5.00% due 8/15/2039	2,000,000	2,030,574
	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,149,988
	Total Long-Term Municipal Bonds — 94.3% (Cost $824,145,507)		803,232,418
	Short-Term Municipal Bonds — 4.2%
	Alabama — 1.0%
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, 2.90% due 6/1/2034 (put 10/3/2022)	8,100,000	8,100,000
54 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Colorado — 0.2%
[a]	City & County of Denver (SPA JP Morgan Chase Bank N.A.) COP, Series A3, 2.95% due 12/1/2031 (put 10/3/2022)	$ 1,600,000	$ 1,600,000
	Florida — 1.4%
[a]	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series B, 2.95% due 10/1/2042 (put 10/3/2022)	9,700,000	9,700,000
[a]	County of Manatee (Florida Power & Light Co.), 2.95% due 9/1/2024 (put 10/3/2022)	2,100,000	2,100,000
	Indiana — 0.7%
[a,d]	Tender Option Bond Trust Receipts/Certificates (Lucky Heights TC, LP; Guaranty: Deutsche Bank A.G.), Series 2022-XF1141, 2.71% due 6/1/2042 (put 10/7/2022)	6,000,000	6,000,000
	Minnesota — 0.4%
[a]	City of Minneapolis Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JP Morgan Chase Bank N.A.), Series B-2 2.95% due 11/15/2035 (put 10/3/2022)	3,400,000	3,400,000
	Utah — 0.5%
	City of Murray (Intermountain Healthcare Obligated Group; SPA JP Morgan Chase Bank N.A.),
[a]	Series A, 2.95% due 5/15/2037 (put 10/3/2022)	1,000,000	1,000,000
[a]	Series B, 2.95% due 5/15/2037 (put 10/3/2022)	3,300,000	3,300,000
	Total Short-Term Municipal Bonds — 4.2% (Cost $35,200,000)		35,200,000
	Total Investments — 98.5% (Cost $859,345,507)		$838,432,418
	Other Assets Less Liabilities — 1.5%		13,129,570
	Net Assets — 100.0%		$851,561,988

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $6,000,000, representing 0.70% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Agency
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 55

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 96.4%
	Alabama — 0.7%
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	$2,025,000	$ 1,948,937
	Alaska — 0.3%
	State of Alaska International Airports System AMT, Series C 5.00% due 10/1/2029	750,000	787,981
	Arizona — 2.4%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,545,978
	City of Phoenix Civic Improvement Corp. (Phoenix Airport Revenue) AMT, Series B, 5.00% due 7/1/2044	1,000,000	1,003,240
	Maricopa County (Highland Prep Obligated Group; Insured: State Intercept) IDA, Series A, 4.00% due 7/1/2046	740,000	615,741
	Pima County (TMC HealthCare Obligated Group) IDA, 4.00% due 4/1/2041	1,000,000	882,480
	Pima County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	1,520,000	1,482,565
	Yavapai County (Waste Management, Inc.) AMT IDA, 1.30% due 6/1/2027	750,000	635,205
	Arkansas — 0.3%
	University of Arkansas Board of Trustees (Fayetteville Campus), Series A, 5.00% due 11/1/2036 (pre-refunded 11/1/2024)	1,000,000	1,032,311
	California — 5.6%
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	717,170
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2034 - 8/15/2036	920,000	920,813
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,170,000	1,172,466
	California Educational Facilities Authority (University of Redlands), Series A, 5.00% due 10/1/2044	500,000	482,888
[b]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) LP Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	967,773
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 2.00% due 11/1/2042 (put 10/17/2022)	1,250,000	1,250,000
[b]	California School Finance Authority, Series A, 5.00% due 10/1/2042	1,000,000	936,882
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	1,040,000	907,862
	City of Long Beach CA Airport System Revenue (Insured: AGM) AMT,
	Series C,
	5.00% due 6/1/2042	750,000	767,264
	5.25% due 6/1/2047	500,000	517,688
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	625,000	625,779
	Daly City Housing (Franciscan Country Club Mobile Home Park Acquisition) DFA, Series A, 5.25% due 12/15/2023	650,000	650,819
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series A, 6.50% due 11/1/2039	1,245,000	1,434,499
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	2,000,504
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035 (pre-refunded 8/1/2025)	1,000,000	1,050,120
	Ontario International Airport Authority (Insured: AGM) AMT, Series B, 5.00% due 5/15/2034	500,000	522,486
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Series D, Zero Coupon due 8/1/2023	1,025,000	996,759
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	767,012
	Colorado — 2.2%
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2039	2,015,000	2,046,484
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,020,735
	Public Authority for Colorado Energy (Natural Gas Purchase; Guaranty: Merrill Lynch & Co), 6.50% due 11/15/2038	260,000	294,366
	Regional Transportation District (Denver Transit Partners), Series A, 5.00% due 7/15/2032	1,215,000	1,249,206
	Regional Transportation District (FasTracks Transportation System) COP, Series A, 5.00% due 6/1/2044 (pre-refunded 6/1/2023)	565,000	572,108
	Village Metropolitan District GO, 5.00% due 12/1/2040	1,000,000	926,596
	Wild Plum Metropolitan District GO, Series A, 5.00% due 12/1/2049 (pre-refunded 12/1/2024)	595,000	615,796
	Connecticut — 2.4%
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2028 - 2/1/2030	1,470,000	1,577,361
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,108,124
	Series E, 5.00% due 9/15/2033	1,350,000	1,438,937
	University of Connecticut (Insured: AGM), Series A, 5.00% due 4/15/2028	1,975,000	2,132,670
	Delaware — 0.3%
	Delaware State (Beebe Medical Center, Inc.) HFA, 4.00% due 6/1/2035	1,080,000	957,835
	District of Columbia — 1.2%
[c]	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,222,750
	Metropolitan Washington Airports Authority Aviation Revenue AMT, Series A, 4.00% due 10/1/2040 - 10/1/2041	2,750,000	2,395,398
	Florida — 3.2%
[b]	Charlotte County (Town & Country Utilities Projects) IDA AMT, 5.00% due 10/1/2029	445,000	448,238
	County of Broward (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,019,276
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2052	1,000,000	953,938
	Lee County (Cypress Cove at Healthpark Florida Obligated Group) IDA, Series B-1 3.75% due 10/1/2027	1,000,000	923,801
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), Series A, 5.00% due 7/1/2024	625,000	639,291
56 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	$1,100,000	$ 1,101,347
	Orange County Convention Center (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,051,704
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2047	250,000	235,034
	Pompano Beach (John Knox Village Obligated Group), Series A, 4.00% due 9/1/2041	1,500,000	1,244,422
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,553,103
	Wildwood Utility Dependent District (Insured: BAM), 5.00% due 10/1/2046	500,000	515,621
	Georgia — 2.7%
	Development Authority of Burke County (Georgia Power Co.), 2.20% due 10/1/2032	1,225,000	986,334
	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets),
	Series C,
	4.00% due 12/1/2027 - 12/1/2028	1,700,000	1,628,114
[a]	4.00% due 5/1/2052 (put 12/1/2028)	1,500,000	1,422,563
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2037	2,640,000	2,628,772
[c]	Main Street Natural Gas, Inc. (Guaranty: Merrill Lynch & Co), Series A, 5.50% due 9/15/2023	350,000	353,662
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2039	1,225,000	1,231,497
	Guam — 0.7%
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	503,694
	5.25% due 7/1/2024	500,000	504,715
	Territory of Guam, Series F, 5.00% due 1/1/2030 - 1/1/2031	1,000,000	989,514
	Hawaii — 0.7%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2033	2,000,000	2,099,858
	Illinois — 13.7%
	Chicago Midway International Airport AMT, Series A, 5.00% due 1/1/2030	1,500,000	1,524,687
	Chicago O’Hare International Airport AMT,
[d]	Series A, 5.00% due 1/1/2042	1,000,000	997,798
[d]	Series C, 5.00% due 1/1/2023	290,000	291,103
	Chicago Park District GO,
	Series A,
	5.00% due 1/1/2027 - 1/1/2035	1,510,000	1,533,590
	5.00% due 1/1/2035 (pre-refunded 1/1/2024)	1,315,000	1,342,661
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	522,138
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,547,959
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	200,150
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,564,669
	City of Chicago GO,
	Series A,
	5.00% due 1/1/2039	1,000,000	988,169
	5.625% due 1/1/2031	500,000	518,823
	6.00% due 1/1/2038	2,330,000	2,408,528
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029 (pre-refunded 8/1/2024)	2,195,000	2,260,797
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), Series C, 5.00% due 8/15/2035	2,355,000	2,377,403
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	718,351
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2023 - 4/1/2036	1,615,000	1,682,179
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,017,815
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,295,572
	Series D, 5.00% due 1/1/2028	1,000,000	1,018,625
	Metropolitan Pier & Exposition Authority, Series A, 5.00% due 6/15/2050	1,500,000	1,358,525
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	44,983
	Northern Illinois University (Insured: BAM), 4.00% due 10/1/2033 - 10/1/2034	950,000	890,362
	Regional Transportation Authority (Insured: AGM), Series A, 5.75% due 6/1/2034	1,100,000	1,274,871
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	1,000,000	1,047,357
	State of Illinois GO,
	5.00% due 2/1/2039	600,000	581,614
	5.50% due 5/1/2039	375,000	380,757
	Series A, 5.50% due 3/1/2042	1,000,000	1,015,660
	Series D, 5.00% due 11/1/2028	3,000,000	3,063,291
	State of Illinois Sales Tax Revenue (Insured BAM-TCRS), Series B, 4.75% due 6/15/2043	1,750,000	1,673,541
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	4,630,844
	Will County School District No. 114 Manhattan (Insured: Natl-Re) ETM GO, Series C, Zero Coupon due 12/1/2023	115,000	110,649
	Will County School District No. 114 Manhattan (Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	455,000	437,128
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Indiana — 1.3%
	Indiana Finance Authority (Ohio Valley Electric Corp.), Series A, 4.25% due 11/1/2030	$1,000,000	$ 938,065
[a]	Indiana Finance Authority (Republic Services, Inc.) AMT, Series A, 2.95% due 5/1/2034 (put 12/1/2022)	3,000,000	3,000,000
	Iowa — 1.7%
[a]	Iowa Finance Authority (Iowa Fertilizer Co LLC; Guaranty: OCI NV), 5.00% due 12/1/2050 (put 12/1/2042)	1,650,000	1,490,089
	Iowa Higher Education Loan Authority (Des Moines University Osteopathic Medical Center), 5.00% due 10/1/2047	750,000	724,599
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	3,000,000	3,013,323
	Kansas — 1.8%
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	1,500,000	1,600,218
	Kansas Independent College Finance Authority (Ottawa University), Series C, 5.75% due 5/1/2023	1,800,000	1,816,484
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,064,551
	Kentucky — 4.9%
[b]	City of Henderson (Guaranty: Pratt Paper, LLC) AMT, Series B, 4.45% due 1/1/2042	1,000,000	865,256
	Kentucky (Baptist Healthcare System Obligated Group) EDFA, Series B, 5.00% due 8/15/2041	1,500,000	1,482,412
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2022	2,650,000	2,650,000
	Kentucky Higher Education Student Loan Corp. AMT, Series A-1, 5.00% due 6/1/2029	500,000	529,131
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
[a]	Series A, 4.00% due 4/1/2048 (put 4/1/2024)	4,000,000	3,986,576
[a]	Series C, 4.00% due 2/1/2050 (put 2/1/2028)	5,500,000	5,315,453
	Louisiana — 1.7%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034 (pre-refunded 12/1/2024)	400,000	414,824
	Louisiana Energy and Power Authority (Louisiana Energy & Power Authority Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038 (pre-refunded 6/1/2023)	2,000,000	2,027,600
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series A, 5.00% due 5/15/2035 - 5/15/2037	1,925,000	1,967,483
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	700,000	731,653
	Maine — 0.3%
	Maine State Housing Authority AMT, Series C-1, 3.00% due 11/15/2023	1,000,000	996,745
	Massachusetts — 0.2%
	Massachusetts (Jordan Hospital and Milton Hospital) DFA, Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	566,792
	Michigan — 5.2%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,273,790
	City of Detroit GO,
	5.00% due 4/1/2023 - 4/1/2024	900,000	906,968
	Series A, 5.00% due 4/1/2032	300,000	303,230
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,009,721
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,078,990
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	867,328
	Gerald R Ford International Airport Authority AMT, 5.00% due 1/1/2039 - 1/1/2041	2,205,000	2,310,557
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital), 5.25% due 5/15/2041	140,000	140,054
	Livonia Public School District (School Building & Site; Insured: AGM) GO, Series I, 5.00% due 5/1/2036 (pre-refunded 5/1/2023)	225,000	227,409
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 4.00% due 4/15/2042	1,000,000	927,320
	Michigan Finance Authority (State Department of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,001,155
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), 5.00% due 12/1/2027	165,000	175,343
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	2,000,000	1,629,032
[a]	Michigan Strategic Fund (Graphic Packaging International LLC) (Green Bond) AMT, 4.00% due 10/1/2061 (put 10/1/2026)	1,000,000	960,085
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport), Series B, 5.00% due 12/1/2031 - 12/1/2034	2,615,000	2,674,398
	Minnesota — 0.6%
	Minneapolis-St Paul Metropolitan Airports Commission AMT, Series B, 5.00% due 1/1/2026	1,000,000	1,041,225
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.55% due 7/1/2039	1,065,000	860,124
	Nebraska — 2.4%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs & Co.), Series 1 5.00% due 5/1/2053 (put 10/1/2029)	1,000,000	999,405
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.),
[a]	5.00% due 3/1/2050 (put 1/1/2024)	1,650,000	1,666,150
	Series A, 5.00% due 9/1/2031	1,500,000	1,531,308
[a]	Central Plains Energy Project (Guaranty: Royal Bank of Canada), 4.00% due 12/1/2049 (put 8/1/2025)	1,250,000	1,240,386
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	1,798,172
	Nevada — 0.6%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,004,209
	City of Las Vegas Special Improvement District No. 814 (Summerlin Vlg 21 & 24A), 4.00% due 6/1/2039 - 6/1/2044	1,080,000	872,988
58 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New Hampshire — 0.4%
[a]	New Hampshire Business Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A4, 2.15% due 8/1/2038 (put 7/1/2024)	$1,250,000	$ 1,205,196
	New Jersey — 4.9%
	New Jersey (New Jersey Transit Corp.) EDA, 5.00% due 11/1/2033	500,000	509,118
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2035 - 6/15/2038	1,250,000	1,259,860
	Series NN, 5.00% due 3/1/2026	1,000,000	1,004,205
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,060,789
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033	500,000	507,351
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2035	2,000,000	2,017,146
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A-1, 5.00% due 6/15/2027	3,000,000	3,125,379
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series AA, 5.00% due 6/15/2038	1,500,000	1,507,440
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2039	2,200,000	2,211,421
	South Jersey Transportation Authority, Series A, 5.25% due 11/1/2052	1,500,000	1,515,169
	New Mexico — 1.3%
	City of Santa Fe (El Castillo Retirement Project), Series A, 5.00% due 5/15/2044	950,000	801,627
	City of Santa Fe (El Castillo Retirement Residences), 5.00% due 5/15/2034	1,465,000	1,343,894
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	1,000,000	1,034,130
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.85% due 7/1/2039	795,000	681,559
	New York — 4.2%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	3,000,000	3,042,270
	Series J, 5.00% due 8/1/2031	1,500,000	1,538,760
	Metropolitan Transportation Authority (Green Bond), Series A1, 5.00% due 11/15/2030	1,045,000	1,060,923
	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00% due 11/1/2036	2,230,000	2,351,655
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	1,000,000	908,814
[a]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	1,000,000	991,107
	State of New York Mortgage Agency (Insured: SONYMA) AMT,
	Series 248,
	4.10% due 4/1/2032	770,000	722,468
	4.125% due 10/1/2032	210,000	196,327
	4.20% due 4/1/2033	845,000	788,324
[a]	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue), Series A2, 2.00% due 5/15/2045 (put 5/15/2024)	1,000,000	980,579
	North Carolina — 1.8%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group), Series B, 1.95% due 1/15/2048 (put 11/1/2029)	1,000,000	899,705
	Greater Asheville Regional Airport Authority (Insured: AGM) AMT, Series A, 5.25% due 7/1/2039	1,000,000	1,032,611
	North Carolina Medical Care Commission (Plantation Village Obligated Group), 4.00% due 1/1/2041	1,020,000	838,623
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029 (pre-refunded 6/1/2025)	1,500,000	1,567,686
	North Carolina Turnpike Authority, 5.00% due 1/1/2029 - 1/1/2030	1,000,000	1,039,652
	Ohio — 1.6%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.25% due 11/15/2030	1,420,000	1,458,657
	Northeast Ohio Medical University (Insured: BAM),
	5.00% due 12/1/2043	775,000	776,378
	Series B, 4.00% due 12/1/2038	550,000	485,898
[a]	Ohio Air Quality Development Authority (Ohio Valley Electric Corp.), Series B, 1.375% due 2/1/2026 (put 11/1/2024)	1,000,000	933,872
	Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group), 5.25% due 1/1/2038	1,105,000	1,126,463
	Oklahoma — 0.3%
	Pontotoc County Educational Facilities Authority, 4.00% due 9/1/2040	1,000,000	909,607
	Oregon — 1.6%
[a]	County of Gilliam (Guaranty: Waste Management, Inc.) AMT, 3.00% due 7/1/2038 (put 5/1/2023)	2,000,000	1,992,248
[a]	Oregon Health & Science University (Obligated Group), Series B-2, 5.00% due 7/1/2046 (put 2/1/2032)	1,900,000	2,033,502
	Salem Hospital Facility Authority (Capital Manor, Inc. Obligated Group), 4.00% due 5/15/2040	500,000	400,750
	Yamhill County Hospital Authority (Friendsview Manor Obligated Group), Series B-3, 1.75% due 11/15/2026	340,000	303,711
	Pennsylvania — 7.4%
	Bucks County (Waste Management, Inc.) IDA AMT, Series A-2, 2.75% due 12/1/2022	4,000,000	3,996,296
	City of Philadelphia (Philadelphia Airport Revenue; Insured: AGM) AMT, 4.00% due 7/1/2046	250,000	218,130
	City of Philadelphia IDA, 5.00% due 5/1/2024	1,000,000	1,023,557
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,523,834
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,051,774
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,043,473
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Hospitals & Higher Education Facilities Authority of Philadelphia (Temple University Health System Obligated Group; Insured: AGM), 4.00% due 7/1/2038	$1,000,000	$ 912,039
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2033	700,000	717,347
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, Series A, 4.00% due 7/1/2041	1,050,000	855,292
	Pennsylvania Economic Development Financing Authority (Presbyterian Homes Obligated Group), 4.00% due 7/1/2033	1,750,000	1,568,999
	Pennsylvania EDFA (UPMC Obligated Group), Series A, 4.00% due 10/15/2037	1,000,000	909,170
	Pennsylvania Turnpike Commission, Series B, 5.00% due 12/1/2036	350,000	367,419
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2037	750,000	771,869
	Philadelphia (Thomas Jefferson University) IDA, Series A, 5.00% due 9/1/2035	1,500,000	1,515,275
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,385,251
	Philadelphia Pennsylvania Airport Revenue (Insured: AGM) AMT, 4.00% due 7/1/2040 - 7/1/2041	2,700,000	2,384,724
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,092,629
	School District of Philadelphia (State Aid Witholding) GO,
	Series A,
	4.00% due 9/1/2041	1,000,000	877,943
	5.00% due 9/1/2038	100,000	102,025
	Rhode Island — 0.1%
	Pawtucket Housing Authority, 5.50% due 9/1/2024	250,000	252,898
	South Carolina — 0.8%
	Patriots Energy Group, Series A, 4.00% due 6/1/2046	1,500,000	1,274,223
[a]	Patriots Energy Group Financing Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 10/1/2048 (put 2/1/2024)	1,000,000	1,002,371
	Tennessee — 0.5%
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), Series A, 5.00% due 5/1/2036	1,000,000	1,021,513
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 9/1/2024	500,000	506,291
	Texas — 7.4%
	Central Texas Turnpike System, Series C, 5.00% due 8/15/2034	3,250,000	3,271,388
	City of Austin Airport System Revenue AMT, 5.00% due 11/15/2039	2,000,000	2,021,974
	City of Brownsville AMT GO, 4.00% due 2/15/2034 - 2/15/2042	1,460,000	1,358,230
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,005,811
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,579,210
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	2,500,000	2,620,045
	City of Houston Airport System Revenue AMT, Series A, 4.00% due 7/1/2040	1,500,000	1,317,069
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	65,000	63,567
	Greater Texas Cultural Education Facilities Finance Corp. (Fort County Bend), 4.00% due 3/1/2040 - 3/1/2041	2,000,000	1,789,247
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group), Series A, 5.00% due 7/1/2052	1,500,000	1,485,105
	Newark Higher Education Finance Corp. (Abilene Christian University), Series A, 4.00% due 4/1/2057	1,000,000	788,246
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	822,068
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2032	1,300,000	1,332,621
	Waco Educational Finance Corp. (Baylor University Issue), 4.00% due 3/1/2041	850,000	755,256
	U. S. Virgin Islands — 0.2%
	Matching Fund Special Purpose Securitization Corp., Series A, 5.00% due 10/1/2025	500,000	505,716
	Utah — 0.8%
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039	700,000	719,193
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033 (pre-refunded 6/15/2025)	1,000,000	1,044,961
	Vineyard Redevelopment Agency (Vineyard Redevelopment Agency Geneva Urban Renewal Project Area; Insured: AGM), 4.00% due 5/1/2040 - 5/1/2046	610,000	570,358
	Virginia — 1.0%
	Henrico County (Westminster-Canterbury Corp. Obligated Group) EDA, Series A, 5.00% due 10/1/2052	1,000,000	974,461
[a]	Roanoke (Carilion Clinic Obligated Group) EDA, 5.00% due 7/1/2053 (put 7/1/2030)	1,000,000	1,082,401
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2034	1,000,000	1,046,786
	Washington — 1.6%
	Port of Seattle AMT, 5.00% due 4/1/2039	1,705,000	1,726,727
	State of Washington (Various Purposes) GO, Series 2021A, 5.00% due 6/1/2038	1,000,000	1,062,993
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045 (pre-refunded 1/1/2023)	2,000,000	2,012,690
	Wisconsin — 3.4%
	Public Finance Authority, 4.00% due 10/1/2025 - 10/1/2026	590,000	577,713
[a]	Public Finance Authority (Duke Energy Progress, LLC) AMT, Series B, 4.00% due 10/1/2046 (put 10/1/2030)	1,000,000	964,749
	Public Finance Authority (National Senior Community Obligated Group), 4.00% due 1/1/2042 - 1/1/2047	2,375,000	2,013,705
	Public Finance Authority (Renown Regional Medical Center), 5.00% due 6/1/2036	650,000	663,805
[a]	Public Finance Authority (St. John’s College), 3.00% due 10/1/2045 (put 10/1/2026)	1,500,000	1,372,600
	Public Finance Authority (Texas Biomedical Research Institute), 4.00% due 6/1/2039 - 6/1/2041	770,000	653,594
	Public Finance Authority (United Methodist Retirement Homes), 4.00% due 10/1/2051	1,685,000	1,259,846
60 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	$1,250,000	$ 1,286,961
	Wisconsin Health & Educational Facilities Authority (Aspirus Inc. Obligated Group), 4.00% due 8/15/2046	795,000	663,807
	Wisconsin Health & Educational Facilities Authority (HOPE Christian Schools Obligated Group), 4.00% due 12/1/2056	750,000	523,235
	Wisconsin Housing (Collateralized: FNMA) EDA, Series C, 2.75% due 9/1/2039	305,000	260,977
	Total Long-Term Municipal Bonds — 96.4% (Cost $306,851,213)		289,953,617
	Short-Term Municipal Bonds — 2.5%
	Florida — 1.7%
[a,b]	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.), Series DBE-8083, 2.86% due 7/1/2061 (put 10/7/2022)	5,000,000	5,000,000
	Oregon — 0.8%
[a,b]	Tender Option Bond Trust Receipts/Certificates (Guaranty: Deutsche Bank A.G.), Series 2021-XF1123, 2.71% due 10/1/2061 (put 10/7/2022)	2,470,000	2,470,000
	Total Short-Term Municipal Bonds — 2.5% (Cost $7,470,000)		7,470,000
	Total Investments — 98.9% (Cost $314,321,213)		$297,423,617
	Other Assets Less Liabilities — 1.1%		3,438,158
	Net Assets — 100.0%		$300,861,775

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2022.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $11,938,149, representing 3.97% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Agency
TCRS	Transferable Custodial Receipts
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 61

Statements of Assets and Liabilities
September 30, 2022
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
ASSETS
Investment in securities, at cost	$ 173,947,512	$ 4,085,005,868	$ 366,093,386	$ 121,881,510
Investments at value	170,517,037	3,970,603,844	354,468,876	116,075,999
Cash	52,894	10,874,963	48,619	2,343,058
Receivable for investments sold	4,137,443	22,806,749	8,519,075	2,120,839
Receivable for fund shares sold	22	12,465,065	507,025	207,567
Principal and interest receivable	1,411,986	49,151,286	4,228,660	1,608,073
Prepaid expenses and other assets	25,465	73,544	21,107	12,482
Total Assets	176,144,847	4,065,975,451	367,793,362	122,368,018
Liabilities
Payable for investments purchased	5,297,158	34,886,085	4,500,000	649,882
Payable for fund shares redeemed	1,721,144	14,836,418	1,007,658	96,795
Payable to investment advisor and other affiliates	56,193	1,619,948	144,070	81,405
Accounts payable and accrued expenses	95,849	1,194,134	182,980	85,846
Dividends payable	566	486,285	91,128	6,115
Total Liabilities	7,170,910	53,022,870	5,925,836	920,043
Net Assets	$ 168,973,937	$ 4,012,952,581	$ 361,867,526	$ 121,447,975
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 178,127,724	$ 4,303,849,037	$ 384,608,013	$ 129,122,010
Accumulated loss	(9,153,787)	(290,896,456)	(22,740,487)	(7,674,035)
Net Assets	$ 168,973,937	$ 4,012,952,581	$ 361,867,526	$ 121,447,975
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 20,044,649	$ 755,221,727	$ 79,045,979	$ 53,475,762
Shares outstanding	1,703,099	56,967,836	6,270,564	4,427,150
Net asset value and redemption price per share	$ 11.77	$ 13.26	$ 12.61	$ 12.08
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.04	$ 13.57	$ 12.90	$ 12.33 *
Class C Shares:
Net assets applicable to shares outstanding	-	91,018,443	5,975,408	-
Shares outstanding	-	6,853,352	473,630	-
Net asset value and redemption price per share**	-	13.28	12.62	-
Class C2 Shares:
Net assets applicable to shares outstanding	-	4,694,584	129,121	-
Shares outstanding	-	353,428	10,236	-
Net asset value and redemption price per share**	-	13.28	12.61	-
Class D Shares:
Net assets applicable to shares outstanding	-	-	-	10,388,176
Shares outstanding	-	-	-	859,617
Net asset value and redemption price per share	-	-	-	12.08
62   |  Thornburg Municipal Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2022
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 148,929,288	$ 3,162,017,827	$ 276,717,018	$ 57,584,037
Shares outstanding	12,659,942	238,489,955	21,928,964	4,769,383
Net asset value and redemption price per share	11.76	13.26	12.62	12.07

*	Net asset value, plus 2.00% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  63

Statements of Assets and Liabilities, Continued
September 30, 2022
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
ASSETS
Investment in securities, at cost	$ 28,144,887	$ 859,345,507	$ 314,321,213
Investments at value	27,375,639	838,432,418	297,423,617
Cash	2,159,124	791,602	2,577,643
Receivable for investments sold	-	12,738,420	1,145,285
Receivable for fund shares sold	2,174	4,150,182	1,253,380
Principal and interest receivable	394,104	10,957,766	3,679,717
Prepaid expenses and other assets	10,567	61,284	27,448
Total Assets	29,941,608	867,131,672	306,107,090
Liabilities
Payable for investments purchased	-	10,568,782	1,333,511
Payable for fund shares redeemed	15,912	4,014,147	3,651,291
Payable to investment advisor and other affiliates	10,384	419,593	130,371
Accounts payable and accrued expenses	69,425	270,127	118,307
Dividends payable	10,647	297,035	11,835
Total Liabilities	106,368	15,569,684	5,245,315
Net Assets	$ 29,835,240	$ 851,561,988	$ 300,861,775
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 31,605,538	$ 897,255,873	$ 329,905,667
Accumulated loss	(1,770,298)	(45,693,885)	(29,043,892)
Net Assets	$ 29,835,240	$ 851,561,988	$ 300,861,775
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 15,192,806	$ 272,110,943	$ 55,859,226
Shares outstanding	1,300,722	21,233,400	4,144,139
Net asset value and redemption price per share	$ 11.68	$ 12.82	$ 13.48
Maximum offering price per share (net asset value, plus 2.00% of offering price)	$ 11.92	$ 13.08	$ 13.76
Class C Shares:
Net assets applicable to shares outstanding	-	22,031,903	8,278,219
Shares outstanding	-	1,717,155	613,499
Net asset value and redemption price per share*	-	12.83	13.49
Class C2 Shares:
Net assets applicable to shares outstanding	-	1,521,082	-
Shares outstanding	-	118,524	-
Net asset value and redemption price per share*	-	12.83	-
64   |  Thornburg Municipal Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2022
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 14,642,434	$ 555,898,060	$ 236,724,330
Shares outstanding	1,253,429	43,434,347	17,546,039
Net asset value and redemption price per share	11.68	12.80	13.49

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  65

Statements of Operations
Year Ended September 30, 2022
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
INVESTMENT INCOME
Interest income	$ 2,391,901	$ 108,065,834	$ 8,826,367	$ 3,372,599
EXPENSES
Investment management fees	692,710	13,766,146	2,150,778	677,576
Administration fees	148,732	4,196,178	369,017	116,290
Distribution and service fees
Class A Shares	31,872	2,208,688	227,039	152,663
Class C Shares	-	601,424	39,342	-
Class C2 Shares	-	34,983	1,105	-
Class D Shares	-	-	-	58,857
Transfer agent fees
Class A Shares	31,463	589,761	53,243	45,389
Class C Shares	-	83,438	8,006	-
Class C2 Shares	-	5,220	1,894	-
Class D Shares	-	-	-	8,027
Class I Shares	16,975	3,579,152	272,760	27,930
Registration and filing fees
Class A Shares	23,817	31,995	10,863	6,595
Class C Shares	-	15,290	6,433	-
Class C2 Shares	-	18,496	3,515	-
Class D Shares	-	-	-	6,159
Class I Shares	26,755	19,164	6,787	6,954
Custodian fees	54,305	371,653	78,070	51,130
Professional fees	43,442	106,824	52,162	43,067
Trustee and officer fees	9,867	292,641	24,922	7,843
Other expenses	12,501	302,002	32,121	15,058
Total Expenses	1,092,439	26,223,055	3,338,057	1,223,538
Less:
Expenses reimbursed	(194,679)	(12,934)	(731,502)	(53,080)
Investment management fees waived	-	-	(229,152)	-
Net Expenses	897,760	26,210,121	2,377,403	1,170,458
Net Investment Income (Loss)	$ 1,494,141	$ 81,855,713	$ 6,448,964	$ 2,202,141
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(3,498,912)	(134,960,930)	(6,550,583)	(577,678)
Net change in unrealized appreciation (depreciation)	(4,388,542)	(304,697,072)	(26,787,872)	(13,363,891)
Net Realized and Unrealized Gain (Loss)	(7,887,454)	(439,658,002)	(33,338,455)	(13,941,569)
Change in Net Assets Resulting from Operations	$ (6,393,313)	$ (357,802,289)	$ (26,889,491)	$ (11,739,428)
See notes to financial statements.
66  |  Thornburg Municipal Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2022
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
INVESTMENT INCOME
Interest income	$ 1,084,120	$ 29,370,126	$ 10,254,732
EXPENSES
Investment management fees	182,566	4,464,381	2,630,015
Administration fees	31,283	804,269	300,843
Distribution and service fees
Class A Shares	48,811	750,631	157,137
Class C Shares	-	174,067	64,756
Class C2 Shares	-	11,196	-
Transfer agent fees
Class A Shares	18,995	192,463	66,448
Class C Shares	-	21,901	10,079
Class C2 Shares	-	2,934	-
Class I Shares	17,229	461,097	269,284
Registration and filing fees
Class A Shares	8,248	20,872	21,054
Class C Shares	-	17,948	20,363
Class C2 Shares	-	11,307	-
Class I Shares	7,943	16,605	28,894
Custodian fees	38,810	112,300	72,580
Professional fees	41,849	58,174	48,581
Trustee and officer fees	2,204	54,296	20,401
Other expenses	7,893	59,470	26,803
Total Expenses	405,831	7,233,911	3,737,238
Less:
Expenses reimbursed	(69,857)	(1,356,690)	(727,103)
Investment management fees waived	(28,857)	-	(728,440)
Net Expenses	307,117	5,877,221	2,281,695
Net Investment Income (Loss)	$ 777,003	$ 23,492,905	$ 7,973,037
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(504,497)	(14,517,395)	(10,503,946)
Net change in unrealized appreciation (depreciation)	(3,062,592)	(90,410,124)	(36,267,654)
Net Realized and Unrealized Gain (Loss)	(3,567,089)	(104,927,519)	(46,771,600)
Change in Net Assets Resulting from Operations	$ (2,790,086)	$ (81,434,614)	$ (38,798,563)
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  67

Statements of Changes in Net Assets

	THORNBURG SHORT DURATION MUNICIPAL FUND		THORNBURG LIMITED TERM MUNICIPAL FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 1,494,141	$ 827,637	$ 81,855,713	$ 85,366,085
Net realized gain (loss)	(3,498,912)	(16,487)	(134,960,930)	(2,855,864)
Net change in unrealized appreciation (depreciation)	(4,388,542)	(505,677)	(304,697,072)	(48,294,868)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,393,313)	305,473	(357,802,289)	34,215,353
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(112,895)	(64,774)	(13,360,683)	(12,597,747)
Class C Shares	-	-	(1,485,783)	(1,664,168)
Class C2 Shares†	-	-	(53,216)	(20,800)
Class I Shares	(1,381,252)	(762,863)	(67,125,973)	(70,836,627)
FUND SHARE TRANSACTIONS
Class A Shares	4,479,162	(8,197,490)	(144,311,223)	44,026,090
Class C Shares	-	-	(45,234,960)	(83,003,282)
Class C2 Shares†	-	-	(293,602)	5,521,913
Class I Shares	(23,194,614)	47,176,676	(990,458,748)	(23,033,764)
Net Increase (Decrease) in Net Assets	(26,602,912)	38,457,022	(1,620,126,477)	(107,393,032)
NET ASSETS
Beginning of Year	195,576,849	157,119,827	5,633,079,058	5,740,472,090
End of Year	$ 168,973,937	$ 195,576,849	$ 4,012,952,581	$ 5,633,079,058

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
68  |  Thornburg Municipal Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND		THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 6,448,964	$ 6,751,080	$ 2,202,141	$ 2,460,746
Net realized gain (loss)	(6,550,583)	292,644	(577,678)	(13,677)
Net change in unrealized appreciation (depreciation)	(26,787,872)	(5,416,521)	(13,363,891)	(863,382)
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,889,491)	1,627,203	(11,739,428)	1,583,687
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,196,853)	(1,189,036)	(911,306)	(1,098,803)
Class C Shares	(80,015)	(103,182)	-	-
Class C2 Shares†	(1,787)	(1,164)	-	-
Class D Shares	-	-	(146,529)	(162,397)
Class I Shares	(5,172,330)	(5,468,843)	(1,137,193)	(1,169,485)
FUND SHARE TRANSACTIONS
Class A Shares	(15,733,474)	(6,044,354)	(10,340,532)	(10,031,781)
Class C Shares	(3,035,388)	(7,828,256)	-	-
Class C2 Shares†	(6,688)	149,981	-	-
Class D Shares	-	-	(1,313,907)	(1,486,390)
Class I Shares	(64,598,345)	(79,199,873)	(2,243,160)	992,050
Net Increase (Decrease) in Net Assets	(116,714,371)	(98,057,524)	(27,832,055)	(11,373,119)
NET ASSETS
Beginning of Year	478,581,897	576,639,421	149,280,030	160,653,149
End of Year	$ 361,867,526	$ 478,581,897	$ 121,447,975	$ 149,280,030

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  69

Statements of Changes in Net Assets, Continued

	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND		THORNBURG INTERMEDIATE MUNICIPAL FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 777,003	$ 896,114	$ 23,492,905	$ 24,899,369
Net realized gain (loss)	(504,497)	(71,251)	(14,517,395)	57,240
Net change in unrealized appreciation (depreciation)	(3,062,592)	(172,704)	(90,410,124)	(886,015)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,790,086)	652,159	(81,434,614)	24,070,594
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(386,248)	(466,060)	(7,123,328)	(7,607,115)
Class C Shares	-	-	(575,688)	(741,939)
Class C2 Shares†	-	-	(34,430)	(19,602)
Class I Shares	(390,755)	(448,411)	(15,786,512)	(16,658,749)
FUND SHARE TRANSACTIONS
Class A Shares	(6,758,106)	(3,098,489)	(22,336,360)	1,684,016
Class C Shares	-	-	(9,114,503)	(18,625,674)
Class C2 Shares†	-	-	(149,000)	1,872,135
Class I Shares	(4,178,192)	(617,840)	(42,613,169)	(1,195,209)
Net Increase (Decrease) in Net Assets	(14,503,387)	(3,978,641)	(179,167,604)	(17,221,543)
NET ASSETS
Beginning of Year	44,338,627	48,317,268	1,030,729,592	1,047,951,135
End of Year	$ 29,835,240	$ 44,338,627	$ 851,561,988	$ 1,030,729,592

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
70  |  Thornburg Municipal Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 7,973,037	$ 7,198,648
Net realized gain (loss)	(10,503,946)	325,278
Net change in unrealized appreciation (depreciation)	(36,267,654)	1,426,361
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,798,563)	8,950,287
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,335,667)	(1,288,474)
Class C Shares	(177,079)	(196,045)
Class I Shares	(6,466,334)	(5,715,407)
FUND SHARE TRANSACTIONS
Class A Shares	(983,259)	3,239,395
Class C Shares	(2,031,617)	(3,935,329)
Class I Shares	(25,189,694)	72,175,504
Net Increase (Decrease) in Net Assets	(74,982,213)	73,229,931
NET ASSETS
Beginning of Year	375,843,988	302,614,057
End of Year	$ 300,861,775	$ 375,843,988
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  71

Notes to Financial Statements
September 30, 2022
NOTE 1 – ORGANIZATION
Thornburg Short Duration Municipal Fund (“Short Duration Municipal Fund”), Thornburg Limited Term Municipal Fund (“Limited Term Municipal Fund”), Thornburg California Limited Term Municipal Fund (“Limited Term California Fund”), Thornburg New Mexico Intermediate Municipal Fund (“Intermediate New Mexico Fund”), Thornburg New York Intermediate Municipal Fund (“Intermediate New York Fund”), Thornburg Intermediate Municipal Fund (“Intermediate Municipal Fund”) and Thornburg Strategic Municipal Income Fund (“Strategic Municipal Income Fund”), collectively the "Funds", are series of Thornburg Investment Trust (the “Trust”). The Short Duration Municipal Fund, Limited Term Municipal Fund, Limited Term California Fund, Intermediate Municipal Fund, and Strategic Municipal Income Fund are diversified. The Intermediate New Mexico Fund and Intermediate New York Fund are non-diversified. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently seven of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Short Duration Municipal Fund: The Fund’s investment goal is to seek current income exempt from federal income tax, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term California Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New Mexico Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, non-diversification risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New York Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, non-diversification risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, redemption risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Municipal Income Fund: The investment goal is to seek a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, credit risk, high yield risk, market and economic risk, liquidity risk, redemption risk, and cybersecurity
72   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of September 30, 2022, the Funds currently offer up to four classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (v) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At September 30, 2022, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	X				X
Limited Term Municipal Fund	X	X	X		X
Limited Term California Fund	X	X	X		X
Intermediate New Mexico Fund	X			X	X
Intermediate New York Fund	X				X
Intermediate Municipal Fund	X	X	X		X
Strategic Municipal Income Fund	X	X			X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Thornburg Municipal Funds Annual Report  |  73

Notes to Financial Statements, Continued
September 30, 2022
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2022 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees of the Trust (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most
74   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2022:
SHORT DURATION MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 159,682,037	$ —	$ 159,682,037	$ —
Short-Term Municipal Bonds	10,835,000	—	10,835,000	—
Total Investments in Securities	$ 170,517,037	$ —	$ 170,517,037	$ —
Total Assets	$ 170,517,037	$ —	$ 170,517,037	$ —
LIMITED TERM MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 3,812,632,757	$ —	$ 3,812,632,757	$ —
Short-Term Municipal Bonds	157,971,087	—	157,971,087	—
Total Investments in Securities	$ 3,970,603,844	$ —	$ 3,970,603,844	$ —
Total Assets	$ 3,970,603,844	$ —	$ 3,970,603,844	$ —
LIMITED TERM CALIFORNIA FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 340,488,876	$ —	$ 340,488,876	$ —
Short-Term Municipal Bonds	13,980,000	—	13,980,000	—
Total Investments in Securities	$ 354,468,876	$ —	$ 354,468,876	$ —
Total Assets	$ 354,468,876	$ —	$ 354,468,876	$—
Thornburg Municipal Funds Annual Report  |  75

Notes to Financial Statements, Continued
September 30, 2022
INTERMEDIATE NEW MEXICO FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 114,275,999	$ —	$ 114,275,999	$ —
Short-Term Municipal Bonds	1,800,000	—	1,800,000	—
Total Investments in Securities	$ 116,075,999	$ —	$ 116,075,999	$ —
Total Assets	$ 116,075,999	$ —	$ 116,075,999	$ —
INTERMEDIATE NEW YORK FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 26,575,639	$ —	$ 26,575,639	$ —
Short-Term Municipal Bonds	800,000	—	800,000	—
Total Investments in Securities	$ 27,375,639	$ —	$ 27,375,639	$ —
Total Assets	$ 27,375,639	$ —	$ 27,375,639	$ —
INTERMEDIATE MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 803,232,418	$ —	$ 803,232,418	$ —
Short-Term Municipal Bonds	35,200,000	—	35,200,000	—
Total Investments in Securities	$ 838,432,418	$ —	$ 838,432,418	$ —
Total Assets	$ 838,432,418	$ —	$ 838,432,418	$ —
STRATEGIC MUNICIPAL INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 289,953,617	$ —	$ 289,953,617	$ —
Short-Term Municipal Bonds	7,470,000	—	7,470,000	—
Total Investments in Securities	$ 297,423,617	$ —	$ 297,423,617	$ —
Total Assets	$ 297,423,617	$ —	$ 297,423,617	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
SHORT DURATION MUNICIPAL FUND		LIMITED TERM MUNICIPAL FUND, LIMITED TERM CALIFORNIA FUND		INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE NEW YORK FUND, INTERMEDIATE MUNICIPAL FUND		STRATEGIC MUNICIPAL INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%	Up to $500 million	0.500%	Up to $500 million	0.500%	Up to $500 million	0.750%
Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.450	Next $500 million	0.675
Next $500 million	0.250	Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.625
Over $2 billion	0.225	Next $500 million	0.250	Next $500 million	0.350	Next $500 million	0.575
		Over $2 billion	0.225	Over $2 billion	0.275	Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2022 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2022 are set forth in the Statement of Operations.
76  |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
Effective Management Fee
Short Duration Municipal Fund	0.400%
Limited Term Municipal Fund	0.281
Limited Term California Fund	0.500
Intermediate New Mexico Fund	0.500
Intermediate New York Fund	0.500
Intermediate Municipal Fund	0.476
Strategic Municipal Income Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2022, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2022, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Limited Term Municipal Fund	$ 6,564	$ 6,670
Limited Term California Fund	799	152
Intermediate New Mexico Fund	270	—
Intermediate New York Fund	(3)	—
Intermediate Municipal Fund	3,916	1,330
Strategic Municipal Income Fund	993	1,086
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2 and Class I shares of the Limited Term Municipal Fund, Limited Term California Fund and Intermediate Municipal Fund, Class A, Class C, and Class I shares of the Strategic Municipal Income Fund, Class A and Class I shares of the Intermediate New York Fund and Class A, Class D and Class I shares of the Intermediate New Mexico Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I shares of Short Duration Municipal Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2022, there were no 12b-1 service plan fees charged for Class I. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class D shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class D shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C of the Limited Term Municipal Fund and Limited Term California Fund and Class D shares of the Intermediate New Mexico Fund, .35 of 1% per annum of the average daily net assets attributable to Class C of the Intermediate Municipal Fund and Strategic Municipal Income Fund and .40 of 1% per annum of the average daily net assets attributed to Class C2 shares of the Limited Term Municipal Fund, Limited Term California Fund, and Intermediate
Thornburg Municipal Funds Annual Report  |  77

Notes to Financial Statements, Continued
September 30, 2022
Municipal Fund. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2022, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2023 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2022 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	0.70%	—%	—%	—%	0.50%
Limited Term Municipal Fund	—	—	1.24	—	—
Limited Term California Fund	0.74	1.02	1.02	—	0.49
Intermediate New Mexico Fund	—	—	—	1.24	0.67
Intermediate New York Fund	0.99	—	—	—	0.67
Intermediate Municipal Fund	0.77	1.14	1.14	—	0.53
Strategic Municipal Income Fund	0.81	1.28	—	—	0.59
For the year ended September 30, 2022, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class C2	Class D	Class I	Total
Short Duration Municipal Fund	$ 64,193	$ —	$ —	$ —	$ 130,486	$ 194,679
Limited Term Municipal Fund	—	—	10,289	—	—	10,289
Limited Term California Fund	143,278	18,855	5,750	—	563,619	731,502
Intermediate New Mexico Fund	—	—	—	4,468	36,330	40,798
Intermediate New York Fund	30,132	—	—	—	39,725	69,857
Intermediate Municipal Fund	432,879	54,992	16,013	—	852,806	1,356,690
Strategic Municipal Income Fund	255,746	46,307	—	—	951,054	1,253,107
Voluntary:	Class A	Class C	Class C2	Class D	Class I	Total
Limited Term Municipal Fund	$ —	$ —	$ 2,645	$ —	$ —	$ 2,645
Limited Term California Fund	48,471	4,194	90	—	176,397	229,152
Intermediate New Mexico Fund	10,506	—	—	1,776	—	12,282
Intermediate New York Fund	15,438	—	—	—	13,419	28,857
Strategic Municipal Income Fund	36,351	6,239	—	—	159,846	202,436
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2022, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Short Duration Municipal Fund	66.24%
Limited Term Municipal Fund	3.17
Limited Term California Fund	—
Intermediate New Mexico Fund	15.58
Intermediate New York Fund	—
Intermediate Municipal Fund	0.21
Strategic Municipal Income Fund	8.54
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Notes to Financial Statements, Continued
September 30, 2022
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2022, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Short Duration Municipal Fund	$ 28,892,170	$ 30,626,211	$ (1,095,498)
Limited Term Municipal Fund	92,310,868	29,155,751	(1,152,826)
Limited Term California Fund	12,385,688	26,525,363	(1,579,686)
Intermediate New Mexico Fund	2,379,053	1,780,196	(139,711)
Intermediate New York Fund	1,015,855	6,369,186	(545,880)
Intermediate Municipal Fund	15,395,720	47,030,078	(3,814,292)
Strategic Municipal Income Fund	22,681,433	33,574,007	(2,839,211)
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2022, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2022, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Duration Municipal Fund	$ 173,947,518	$ 31,119	$ (3,461,600)	$ (3,430,481)
Limited Term Municipal Fund	4,086,627,626	4,773,759	(120,797,541)	(116,023,782)
Limited Term California Fund	366,093,386	216,186	(11,840,696)	(11,624,510)
Intermediate New Mexico Fund	121,881,449	282,480	(6,087,930)	(5,805,450)
Intermediate New York Fund	28,144,812	79,439	(848,612)	(769,173)
Intermediate Municipal Fund	859,598,027	3,052,699	(24,218,308)	(21,165,609)
Strategic Municipal Income Fund	314,311,730	1,271,322	(18,159,435)	(16,888,113)
At September 30, 2022, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Short Duration Municipal Fund	$ 3,641,028	$ 2,082,277
Limited Term Municipal Fund	101,282,956	73,185,223
Limited Term California Fund	5,742,682	5,375,665
Intermediate New Mexico Fund	684,474	1,177,996
Intermediate New York Fund	558,562	431,917
Intermediate Municipal Fund	14,378,401	10,141,932
Strategic Municipal Income Fund	9,328,438	2,830,452
Thornburg Municipal Funds Annual Report  |  79

Notes to Financial Statements, Continued
September 30, 2022
At September 30, 2022, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Intermediate New Mexico Fund	$ 4,449	$ (4,449)
Intermediate New York Fund	1,998	(1,998)
These differences are primarily due to the tax treatment of distributions in excess of current year earnings.
At September 30, 2022 the Funds had undistributed net tax-exempt income, undistributed tax basis net ordinary income and undistributed tax basis capital gains as follows:
	Undistributed net tax exempt income	Undistributed Tax Basis Ordinary Income	Undistributed tax basis capital gains
Short Duration Municipal Fund	$ 566	$ —	$ —
Limited Term Municipal Fund	81,790	—	—
Limited Term California Fund	93,500	—	—
Intermediate Municipal Fund	289,090	—	—
Strategic Municipal Income Fund	14,946	—	—
The tax character of distributions paid for the Funds during the year ended September 30, 2022, and September 30, 2021, were as follows:
	DISTRIBUTIONS FROM:
	TAX EXEMPT INCOME		ORDINARY INCOME
	2022	2021	2022	2021
Short Duration Municipal Fund	$ 1,488,827	$ 822,440	$ 5,320	$ 5,197
Limited Term Municipal Fund	81,798,485	84,866,347	227,169	252,995
Limited Term California Fund	6,450,972	6,762,080	13	145
Intermediate New Mexico Fund	2,195,028	2,430,685	—	—
Intermediate New York Fund	776,157	913,226	846	1,245
Intermediate Municipal Fund	23,484,103	24,966,981	35,855	60,424
Strategic Municipal Income Fund	7,927,587	7,132,078	51,493	67,848
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2022, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	975,910	$ 11,645,880	114,099	$ 1,410,251
Shares issued to shareholders in reinvestment of dividends	9,210	110,214	5,233	64,680
Shares repurchased	(606,198)	(7,276,932)	(782,797)	(9,672,421)
Net increase (decrease)	378,922	$ 4,479,162	(663,465)	$ (8,197,490)
Class I Shares
Shares sold	2,429,963	$ 29,269,579	6,210,964	$ 76,754,762
Shares issued to shareholders in reinvestment of dividends	115,191	1,381,236	61,088	754,508
Shares repurchased	(4,427,949)	(53,845,429)	(2,454,472)	(30,332,594)
Net increase (decrease)	(1,882,795)	$ (23,194,614)	3,817,580	$ 47,176,676
80   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,797,108	$ 81,289,680	13,380,045	$ 195,645,598
Shares issued to shareholders in reinvestment of dividends	875,385	12,136,291	779,385	11,382,935
Shares repurchased	(17,127,910)	(237,737,194)	(11,148,993)	(163,002,443)
Net increase (decrease)	(10,455,417)	$ (144,311,223)	3,010,437	$ 44,026,090
Class C Shares
Shares sold	563,525	$ 7,949,052	1,943,246	$ 28,468,205
Shares issued to shareholders in reinvestment of dividends	102,454	1,423,360	107,651	1,575,043
Shares repurchased	(3,913,035)	(54,607,372)	(7,718,607)	(113,046,530)
Net increase (decrease)	(3,247,056)	$ (45,234,960)	(5,667,710)	$ (83,003,282)
Class C2 Shares*
Shares sold	53,307	$ 765,370	405,294	$ 5,940,353
Shares issued to shareholders in reinvestment of dividends	3,845	53,211	1,423	20,800
Shares repurchased	(80,465)	(1,112,183)	(29,976)	(439,240)
Net increase (decrease)	(23,313)	$ (293,602)	376,741	$ 5,521,913
Class I Shares
Shares sold	94,507,639	$ 1,312,091,500	93,651,095	$ 1,369,424,146
Shares issued to shareholders in reinvestment of dividends	4,500,680	62,501,234	4,500,941	65,743,881
Shares repurchased	(170,819,676)	(2,365,051,482)	(99,773,411)	(1,458,201,791)
Net increase (decrease)	(71,811,357)	$ (990,458,748)	(1,621,375)	$ (23,033,764)
* Effective date of this class of shares was October 1, 2020.
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	472,185	$ 6,236,465	1,078,354	$ 14,853,611
Shares issued to shareholders in reinvestment of dividends	79,155	1,037,091	74,554	1,024,942
Shares repurchased	(1,745,136)	(23,007,030)	(1,593,182)	(21,922,907)
Net increase (decrease)	(1,193,796)	$ (15,733,474)	(440,274)	$ (6,044,354)
Class C Shares
Shares sold	63,476	$ 850,420	74,107	$ 1,021,391
Shares issued to shareholders in reinvestment of dividends	5,128	67,292	6,525	89,800
Shares repurchased	(298,997)	(3,953,100)	(648,687)	(8,939,447)
Net increase (decrease)	(230,393)	$ (3,035,388)	(568,055)	$ (7,828,256)
Class C2 Shares*
Shares sold	16,391	$ 213,745	10,805	$ 148,988
Shares issued to shareholders in reinvestment of dividends	137	1,781	85	1,164
Shares repurchased	(17,170)	(222,214)	(12)	(171)
Net increase (decrease)	(642)	$ (6,688)	10,878	$ 149,981
Thornburg Municipal Funds Annual Report  |  81

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	13,576,399	$ 177,388,306	11,607,452	$ 160,039,842
Shares issued to shareholders in reinvestment of dividends	330,827	4,341,694	326,860	4,498,890
Shares repurchased	(18,811,651)	(246,328,345)	(17,669,069)	(243,738,605)
Net increase (decrease)	(4,904,425)	$ (64,598,345)	(5,734,757)	$ (79,199,873)
* Effective date of this class of shares was October 1, 2020.
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	79,250	$ 1,025,276	101,939	$ 1,374,335
Shares issued to shareholders in reinvestment of dividends	64,939	829,879	71,806	968,051
Shares repurchased	(943,150)	(12,195,687)	(916,564)	(12,374,167)
Net increase (decrease)	(798,961)	$ (10,340,532)	(742,819)	$ (10,031,781)
Class D Shares
Shares sold	24,057	$ 319,190	38,479	$ 521,785
Shares issued to shareholders in reinvestment of dividends	10,163	129,833	11,682	157,583
Shares repurchased	(137,795)	(1,762,930)	(160,244)	(2,165,758)
Net increase (decrease)	(103,575)	$ (1,313,907)	(110,083)	$ (1,486,390)
Class I Shares
Shares sold	418,154	$ 5,424,025	459,651	$ 6,213,029
Shares issued to shareholders in reinvestment of dividends	83,165	1,061,908	79,786	1,075,113
Shares repurchased	(681,266)	(8,729,093)	(467,064)	(6,296,092)
Net increase (decrease)	(179,947)	$ (2,243,160)	72,373	$ 992,050
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	60,466	$ 754,981	14,587	$ 189,521
Shares issued to shareholders in reinvestment of dividends	27,034	332,386	29,578	383,826
Shares repurchased	(641,631)	(7,845,473)	(282,520)	(3,671,836)
Net increase (decrease)	(554,131)	$ (6,758,106)	(238,355)	$ (3,098,489)
Class I Shares
Shares sold	432,284	$ 5,255,005	248,368	$ 3,227,207
Shares issued to shareholders in reinvestment of dividends	26,531	326,107	28,767	373,311
Shares repurchased	(793,699)	(9,759,304)	(324,796)	(4,218,358)
Net increase (decrease)	(334,884)	$ (4,178,192)	(47,661)	$ (617,840)
82   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2022
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,771,579	$ 37,472,279	3,652,741	$ 52,691,051
Shares issued to shareholders in reinvestment of dividends	477,930	6,487,897	484,727	6,996,636
Shares repurchased	(4,878,348)	(66,296,536)	(4,014,691)	(58,003,671)
Net increase (decrease)	(1,628,839)	$ (22,336,360)	122,777	$ 1,684,016
Class C Shares
Shares sold	210,096	$ 2,891,699	305,609	$ 4,418,312
Shares issued to shareholders in reinvestment of dividends	36,564	497,930	44,064	636,696
Shares repurchased	(919,240)	(12,504,132)	(1,643,503)	(23,680,682)
Net increase (decrease)	(672,580)	$ (9,114,503)	(1,293,830)	$ (18,625,674)
Class C2 Shares*
Shares sold	17,957	$ 243,106	128,207	$ 1,854,580
Shares issued to shareholders in reinvestment of dividends	2,533	34,418	1,355	19,602
Shares repurchased	(31,386)	(426,524)	(142)	(2,047)
Net increase (decrease)	(10,896)	$ (149,000)	129,420	$ 1,872,135
Class I Shares
Shares sold	22,442,021	$ 300,224,364	9,472,649	$ 136,694,970
Shares issued to shareholders in reinvestment of dividends	962,305	13,065,184	974,350	14,045,182
Shares repurchased	(26,450,592)	(355,902,717)	(10,522,226)	(151,935,361)
Net increase (decrease)	(3,046,266)	$ (42,613,169)	(75,227)	$ (1,195,209)
* Effective date of this class of shares was October 1, 2020.
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	903,718	$ 13,143,587	982,855	$ 15,190,802
Shares issued to shareholders in reinvestment of dividends	90,311	1,306,251	81,453	1,260,156
Shares repurchased	(1,076,456)	(15,433,097)	(852,980)	(13,211,563)
Net increase (decrease)	(82,427)	$ (983,259)	211,328	$ 3,239,395
Class C Shares
Shares sold	225,997	$ 3,341,511	169,860	$ 2,627,196
Shares issued to shareholders in reinvestment of dividends	12,014	173,935	12,233	189,390
Shares repurchased	(385,315)	(5,547,063)	(437,607)	(6,751,915)
Net increase (decrease)	(147,304)	$ (2,031,617)	(255,514)	$ (3,935,329)
Class I Shares
Shares sold	13,498,846	$ 193,988,220	6,699,528	$ 103,913,515
Shares issued to shareholders in reinvestment of dividends	445,270	6,452,588	367,370	5,690,379
Shares repurchased	(15,748,721)	(225,630,502)	(2,416,145)	(37,428,390)
Net increase (decrease)	(1,804,605)	$ (25,189,694)	4,650,753	$ 72,175,504
Thornburg Municipal Funds Annual Report  |  83

Notes to Financial Statements, Continued
September 30, 2022
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2022, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Short Duration Municipal Fund	$ 144,725,851	$ 132,707,060
Limited Term Municipal Fund	1,687,256,735	2,277,701,229
Limited Term California Fund	164,237,446	198,085,093
Intermediate New Mexico Fund	11,431,910	25,248,668
Intermediate New York Fund	2,111,704	14,265,549
Intermediate Municipal Fund	173,703,475	242,823,893
Strategic Municipal Income Fund	145,381,942	150,016,095
84   |  Thornburg Municipal Funds Annual Report

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Thornburg Municipal Funds Annual Report  |  85

Financial Highlights
Short Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2022	$ 12.33	0.09	(0.57)	(0.48)	(0.08)	—	—	(0.08)	$ 11.77
2021	$ 12.37	0.03	(0.04)	(0.01)	(0.03)	—	—	(0.03)	$ 12.33
2020	$ 12.36	0.13	0.01	0.14	(0.13)	—	—	(0.13)	$ 12.37
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$ 12.36
2018	$ 12.38	0.11	(0.11)	— (c)	(0.11)	—	—	(0.11)	$ 12.27
CLASS I SHARES
2022	$ 12.33	0.11	(0.57)	(0.46)	(0.11)	—	—	(0.11)	$ 11.76
2021	$ 12.36	0.06	(0.03)	0.03	(0.06)	—	—	(0.06)	$ 12.33
2020	$ 12.36	0.16	(0.01)	0.15	(0.15)	—	—	(0.15)	$ 12.36
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	—	(0.18)	$ 12.36
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	—	(0.14)	$ 12.27

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
86  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Short Duration Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2022	0.71	0.70	1.10	(3.88)	89.01	$ 20,045
2021	0.27	0.70	0.98	(0.05)	34.71	$ 16,332
2020	1.04	0.70	1.03	1.14	38.44	$ 24,581
2019	1.26	0.70	0.99	2.02	33.60	$ 16,899
2018	0.92	0.70	1.06	0.02	35.36	$ 19,497
CLASS I SHARES
2022	0.88	0.50	0.58	(3.77)	89.01	$ 148,929
2021	0.46	0.50	0.65	0.23	34.71	$ 179,245
2020	1.28	0.50	0.65	1.26	38.44	$ 132,539
2019	1.47	0.50	0.64	2.22	33.60	$ 224,343
2018	1.12	0.50	0.64	0.30	35.36	$ 162,259
Thornburg Municipal Funds Annual Report  |  87

Financial Highlights
Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2022	$ 14.51	0.21	(1.25)	(1.04)	(0.21)	—	—	(0.21)	$ 13.26
2021	$ 14.64	0.19	(0.13)	0.06	(0.19)	—	—	(0.19)	$ 14.51
2020	$ 14.46	0.24	0.18	0.42	(0.24)	—	—	(0.24)	$ 14.64
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	—	(0.26)	$ 14.46
2018	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$ 14.10
CLASS C SHARES
2022	$ 14.53	0.17	(1.24)	(1.07)	(0.18)	—	—	(0.18)	$ 13.28
2021	$ 14.66	0.15	(0.13)	0.02	(0.15)	—	—	(0.15)	$ 14.53
2020	$ 14.48	0.20	0.18	0.38	(0.20)	—	—	(0.20)	$ 14.66
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	—	(0.22)	$ 14.48
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	—	(0.20)	$ 14.12
CLASS C2 SHARES
2022	$ 14.54	0.14	(1.26)	(1.12)	(0.14)	—	—	(0.14)	$ 13.28
2021 (c)	$ 14.66	0.10	(0.12)	(0.02)	(0.10)	—	—	(0.10)	$ 14.54
CLASS I SHARES
2022	$ 14.51	0.24	(1.25)	(1.01)	(0.24)	—	—	(0.24)	$ 13.26
2021	$ 14.64	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 14.51
2020	$ 14.46	0.27	0.18	0.45	(0.27)	—	—	(0.27)	$ 14.64
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	—	(0.29)	$ 14.46
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	—	(0.28)	$ 14.10

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
88  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Limited Term Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2022	1.51	0.71	0.71	(7.20)	37.69	$ 755,222
2021	1.28	0.69	0.69	0.39	22.29	$ 978,221
2020	1.63	0.69	0.69	2.91	20.62	$ 942,857
2019	1.80	0.69	0.69	4.41	21.22	$ 915,684
2018	1.67	0.71	0.71	(0.64)	16.29	$ 1,037,769
CLASS C SHARES
2022	1.23	0.97	0.97	(7.43)	37.69	$ 91,018
2021	1.00	0.97	0.97	0.11	22.29	$ 146,806
2020	1.39	0.94	0.94	2.65	20.62	$ 231,226
2019	1.56	0.94	0.94	4.16	21.22	$ 325,144
2018	1.43	0.95	0.95	(0.94)	16.29	$ 450,402
CLASS C2 SHARES
2022	0.99	1.24	1.48	(7.74)	37.69	$ 4,695
2021 (c)	0.69	1.24	1.72	(0.11)	22.29	$ 5,477
CLASS I SHARES
2022	1.72	0.48	0.48	(6.99)	37.69	$ 3,162,018
2021	1.50	0.46	0.46	0.61	22.29	$ 4,502,575
2020	1.87	0.46	0.46	3.15	20.62	$ 4,566,389
2019	2.04	0.45	0.45	4.67	21.22	$ 4,893,865
2018	1.95	0.43	0.43	(0.36)	16.29	$ 5,089,760
Thornburg Municipal Funds Annual Report  |  89

Financial Highlights
Limited Term California Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2022	$ 13.66	0.17	(1.04)	(0.87)	(0.18)	—	—	(0.18)	$ 12.61
2021	$ 13.80	0.15	(0.14)	0.01	(0.15)	—	—	(0.15)	$ 13.66
2020	$ 13.72	0.18	0.08	0.26	(0.18)	—	—	(0.18)	$ 13.80
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	—	(0.22)	$ 13.72
2018	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	—	(0.20)	$ 13.45
CLASS C SHARES
2022	$ 13.67	0.13	(1.04)	(0.91)	(0.14)	—	—	(0.14)	$ 12.62
2021	$ 13.81	0.11	(0.14)	(0.03)	(0.11)	—	—	(0.11)	$ 13.67
2020	$ 13.73	0.15	0.07	0.22	(0.14)	—	—	(0.14)	$ 13.81
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	—	(0.18)	$ 13.73
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	—	(0.17)	$ 13.46
CLASS C2 SHARES
2022	$ 13.67	0.14	(1.06)	(0.92)	(0.14)	—	—	(0.14)	$ 12.61
2021 (d)	$ 13.81	0.11	(0.13)	(0.02)	(0.12)	—	—	(0.12)	$ 13.67
CLASS I SHARES
2022	$ 13.67	0.21	(1.05)	(0.84)	(0.21)	—	—	(0.21)	$ 12.62
2021	$ 13.82	0.19	(0.15)	0.04	(0.19)	—	—	(0.19)	$ 13.67
2020	$ 13.73	0.21	0.10	0.31	(0.22)	—	—	(0.22)	$ 13.82
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	—	(0.25)	$ 13.73
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$ 13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
90  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Limited Term California Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2022	1.32	0.74	0.95	(6.44)	41.92	$ 79,046
2021	1.11	0.74	0.92	0.10	16.22	$ 101,949
2020	1.33	0.80	0.92	1.93	25.88	$ 109,102
2019	1.58	0.93	0.93	3.63	17.86	$ 113,635
2018	1.50	0.92	0.92	(0.92)	25.20	$ 127,346
CLASS C SHARES
2022	1.02	1.02	1.31	(6.70)	41.92	$ 5,976
2021	0.82	1.02	1.27	(0.19)	16.22	$ 9,623
2020	1.06	1.09	1.20	1.64	25.88	$ 17,573
2019	1.31	1.21	1.21	3.34	17.86	$ 28,083
2018	1.23	1.19	1.19	(1.18)	25.20	$ 40,608
CLASS C2 SHARES
2022	1.05	1.02	4.46 (c)	(6.78)	41.92	$ 129
2021 (d)	0.84	1.02	6.50 (c)	(0.18)	16.22	$ 149
CLASS I SHARES
2022	1.56	0.49	0.71	(6.20)	41.92	$ 276,717
2021	1.35	0.49	0.70	0.27	16.22	$ 366,861
2020	1.56	0.54	0.69	2.25	25.88	$ 449,964
2019	1.84	0.67	0.68	3.90	17.86	$ 350,962
2018	1.76	0.66	0.67	(0.65)	25.20	$ 368,824
Thornburg Municipal Funds Annual Report  |  91

Financial Highlights
Intermediate New Mexico Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2022	$ 13.40	0.19	(1.32)	(1.13)	(0.19)	—	—	(0.19)	$ 12.08
2021	$ 13.48	0.20	(0.09)	0.11	(0.19)	—	—	(0.19)	$ 13.40
2020	$ 13.35	0.24	0.14	0.38	(0.25)	—	—	(0.25)	$ 13.48
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	—	(0.31)	$ 13.35
2018	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	—	(0.33)	$ 13.00
CLASS D SHARES
2022	$ 13.41	0.16	(1.33)	(1.17)	(0.16)	—	—	(0.16)	$ 12.08
2021	$ 13.49	0.16	(0.08)	0.08	(0.16)	—	—	(0.16)	$ 13.41
2020	$ 13.36	0.21	0.13	0.34	(0.21)	—	—	(0.21)	$ 13.49
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	—	(0.28)	$ 13.36
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	—	(0.30)	$ 13.01
CLASS I SHARES
2022	$ 13.40	0.23	(1.33)	(1.10)	(0.23)	—	—	(0.23)	$ 12.07
2021	$ 13.47	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 13.40
2020	$ 13.34	0.29	0.13	0.42	(0.29)	—	—	(0.29)	$ 13.47
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	—	(0.35)	$ 13.34
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	—	(0.37)	$ 13.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate New Mexico Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2022	1.50	0.99	1.01	(8.49)	8.83	$ 53,476
2021	1.46	0.98	0.98	0.85	7.43	$ 70,051
2020	1.83	0.98	0.98	2.84	22.92	$ 80,463
2019	2.37	0.97	0.97	5.15	17.26	$ 84,782
2018	2.51	0.97	0.97	0.24	7.77	$ 94,686
CLASS D SHARES
2022	1.25	1.24	1.29	(8.78)	8.83	$ 10,388
2021	1.20	1.24	1.29	0.59	7.43	$ 12,917
2020	1.57	1.24	1.26	2.58	22.92	$ 14,475
2019	2.10	1.24	1.25	4.87	17.26	$ 15,888
2018	2.26	1.23	1.23	(0.02)	7.77	$ 18,436
CLASS I SHARES
2022	1.82	0.67	0.73	(8.27)	8.83	$ 57,584
2021	1.77	0.67	0.71	1.24	7.43	$ 66,312
2020	2.13	0.67	0.71	3.16	22.92	$ 65,715
2019	2.66	0.67	0.69	5.39	17.26	$ 62,162
2018	2.82	0.67	0.68	0.62	7.77	$ 53,675
Thornburg Municipal Funds Annual Report  |  93

Financial Highlights
Intermediate New York Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2022	$ 12.88	0.25	(1.20)	(0.95)	(0.25)	—	—	(0.25)	$ 11.68
2021	$ 12.96	0.23	(0.07)	0.16	(0.24)	—	—	(0.24)	$ 12.88
2020	$ 12.95	0.26	0.01	0.27	(0.26)	—	—	(0.26)	$ 12.96
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	—	(0.30)	$ 12.95
2018	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	—	(0.30)	$ 12.61
CLASS I SHARES
2022	$ 12.88	0.28	(1.19)	(0.91)	(0.29)	—	—	(0.29)	$ 11.68
2021	$ 12.96	0.27	(0.07)	0.20	(0.28)	—	—	(0.28)	$ 12.88
2020	$ 12.95	0.30	0.01	0.31	(0.30)	—	—	(0.30)	$ 12.96
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	—	(0.34)	$ 12.95
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	$ 12.61

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate New York Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2022	1.98	0.99	1.22	(7.48)	6.02	$ 15,193
2021	1.77	0.99	1.14	1.20	11.29	$ 23,885
2020	2.01	0.99	1.14	2.10	18.61	$ 27,120
2019	2.38	0.99	1.12	5.16	17.75	$ 26,416
2018	2.36	0.99	1.08	(0.68)	15.88	$ 33,778
CLASS I SHARES
2022	2.30	0.67	0.98	(7.18)	6.02	$ 14,642
2021	2.09	0.67	0.93	1.52	11.29	$ 20,454
2020	2.33	0.67	0.91	2.43	18.61	$ 21,197
2019	2.69	0.67	0.88	5.50	17.75	$ 24,550
2018	2.68	0.67	0.82	(0.36)	15.88	$ 24,010
Thornburg Municipal Funds Annual Report  |  95

Financial Highlights
Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2022	$ 14.35	0.32	(1.52)	(1.20)	(0.33)	—	—	(0.33)	$ 12.82
2021	$ 14.37	0.33	(0.02)	0.31	(0.33)	—	—	(0.33)	$ 14.35
2020	$ 14.33	0.35	0.04	0.39	(0.35)	—	—	(0.35)	$ 14.37
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	—	(0.34)	$ 14.33
2018	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	—	(0.32)	$ 13.80
CLASS C SHARES
2022	$ 14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$ 12.83
2021	$ 14.39	0.27	(0.01)	0.26	(0.28)	—	—	(0.28)	$ 14.37
2020	$ 14.35	0.30	0.04	0.34	(0.30)	—	—	(0.30)	$ 14.39
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	—	(0.29)	$ 14.35
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	—	(0.27)	$ 13.82
CLASS C2 SHARES
2022	$ 14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$ 12.83
2021 (c)	$ 14.39	0.27	(0.02)	0.25	(0.27)	—	—	(0.27)	$ 14.37
CLASS I SHARES
2022	$ 14.34	0.36	(1.54)	(1.18)	(0.36)	—	—	(0.36)	$ 12.80
2021	$ 14.35	0.36	(0.01)	0.35	(0.36)	—	—	(0.36)	$ 14.34
2020	$ 14.31	0.38	0.04	0.42	(0.38)	—	—	(0.38)	$ 14.35
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	—	(0.38)	$ 14.31
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	$ 13.78

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2022	2.37	0.77	0.91	(8.50)	19.48	$ 272,111
2021	2.26	0.77	0.91	2.16	10.20	$ 328,170
2020	2.45	0.81	0.90	2.76	17.84	$ 326,770
2019	2.44	0.89	0.89	6.39	15.88	$ 313,967
2018	2.29	0.89	0.89	(0.21)	20.68	$ 324,199
CLASS C SHARES
2022	1.98	1.14	1.33	(8.89)	19.48	$ 22,032
2021	1.89	1.14	1.30	1.78	10.20	$ 34,344
2020	2.08	1.18	1.28	2.38	17.84	$ 52,996
2019	2.08	1.24	1.26	6.02	15.88	$ 76,994
2018	1.94	1.24	1.26	(0.55)	20.68	$ 104,093
CLASS C2 SHARES
2022	2.00	1.14	2.07	(8.89)	19.48	$ 1,521
2021 (c)	1.85	1.14	2.62	1.76	10.20	$ 1,860
CLASS I SHARES
2022	2.60	0.53	0.67	(8.36)	19.48	$ 555,898
2021	2.50	0.53	0.67	2.47	10.20	$ 666,356
2020	2.69	0.56	0.65	3.01	17.84	$ 668,185
2019	2.67	0.65	0.65	6.66	15.88	$ 730,144
2018	2.55	0.63	0.63	0.05	20.68	$ 905,641
Thornburg Municipal Funds Annual Report  |  97

Financial Highlights
Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2022	$ 15.43	0.31	(1.95)	(1.64)	(0.31)	—	—	(0.31)	$ 13.48
2021	$ 15.33	0.30	0.10	0.40	(0.30)	—	—	(0.30)	$ 15.43
2020	$ 15.32	0.38	0.01	0.39	(0.38)	—	—	(0.38)	$ 15.33
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	—	(0.39)	$ 15.32
2018	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	—	(0.37)	$ 14.82
CLASS C SHARES
2022	$ 15.45	0.24	(1.96)	(1.72)	(0.24)	—	—	(0.24)	$ 13.49
2021	$ 15.34	0.23	0.11	0.34	(0.23)	—	—	(0.23)	$ 15.45
2020	$ 15.34	0.30	— (c)	0.30	(0.30)	—	—	(0.30)	$ 15.34
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	—	(0.32)	$ 15.34
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$ 14.84
CLASS I SHARES
2022	$ 15.45	0.34	(1.96)	(1.62)	(0.34)	—	—	(0.34)	$ 13.49
2021	$ 15.34	0.34	0.11	0.45	(0.34)	—	—	(0.34)	$ 15.45
2020	$ 15.33	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$ 15.34
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	—	(0.42)	$ 15.33
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	—	(0.41)	$ 14.84

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Strategic Municipal Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2022	2.12	0.81	1.27	(10.73)	46.24	$ 55,859
2021	1.96	0.81	1.26	2.65	10.43	$ 65,220
2020	2.47	0.87	1.26	2.56	32.45	$ 61,537
2019	2.59	1.00	1.26	6.08	20.04	$ 56,124
2018	2.49	1.00	1.28	0.36	21.06	$ 53,693
CLASS C SHARES
2022	1.64	1.28	1.77	(11.20)	46.24	$ 8,278
2021	1.50	1.28	1.71	2.24	10.43	$ 11,753
2020	2.00	1.35	1.65	2.02	32.45	$ 15,591
2019	2.13	1.47	1.65	5.58	20.04	$ 20,085
2018	2.01	1.48	1.64	(0.12)	21.06	$ 24,951
CLASS I SHARES
2022	2.33	0.59	0.99	(10.59)	46.24	$ 236,725
2021	2.17	0.59	0.97	2.94	10.43	$ 298,871
2020	2.68	0.65	0.99	2.79	32.45	$ 225,486
2019	2.81	0.78	0.98	6.24	20.04	$ 219,535
2018	2.72	0.78	0.96	0.59	21.06	$ 185,555
Thornburg Municipal Funds Annual Report  |  99

Report of Independent Registered Public Accounting Firm
Thornburg Municipal Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Short Duration Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund and Thornburg Strategic Municipal Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Short Duration Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund and Thornburg Strategic Municipal Income Fund (seven of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 23, 2022
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
100  |   Thornburg Municipal Funds Annual Report

Expense Example
September 30, 2022 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2022, and held until September 30, 2022.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2022 and held through September 30, 2022.
	Actual		Hypothetical *
	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Ending Account Value 9/30/22	Expenses Paid During Period† 4/1/22-9/30/22	Annualized Expense Ratio
SHORT DURATION MUNICIPAL FUND
CLASS A SHARES	$986.87	$3.49	$1,021.56	$3.55	0.70%
CLASS I SHARES	$987.03	$2.49	$1,022.56	$2.54	0.50%
LIMITED TERM MUNICIPAL FUND
CLASS A SHARES	$970.17	$3.61	$1,021.41	$3.70	0.73%
CLASS C SHARES	$968.30	$4.84	$1,020.16	$4.96	0.98%
CLASS C2 SHARES	$967.05	$6.11	$1,018.85	$6.28	1.24%
CLASS I SHARES	$971.28	$2.52	$1,022.51	$2.59	0.51%
LIMITED TERM CALIFORNIA FUND
CLASS A SHARES	$975.38	$3.66	$1,021.36	$3.75	0.74%
CLASS C SHARES	$974.03	$5.05	$1,019.95	$5.16	1.02%
CLASS C2 SHARES	$973.17	$5.05	$1,019.95	$5.16	1.02%
CLASS I SHARES	$976.63	$2.43	$1,022.61	$2.48	0.49%
INTERMEDIATE NEW MEXICO FUND
CLASS A SHARES	$960.96	$4.87	$1,020.10	$5.01	0.99%
CLASS D SHARES	$959.00	$6.09	$1,018.85	$6.28	1.24%
CLASS I SHARES	$961.71	$3.29	$1,021.71	$3.40	0.67%
INTERMEDIATE NEW YORK FUND
CLASS A SHARES	$969.37	$4.89	$1,020.10	$5.01	0.99%
CLASS I SHARES	$970.13	$3.31	$1,021.71	$3.40	0.67%
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Expense Example, Continued
September 30, 2022 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/22	Expenses Paid During Period 4/1/22-9/30/22	Ending Account Value 9/30/22	Expenses Paid During Period† 4/1/22-9/30/22	Annualized Expense Ratio
INTERMEDIATE MUNICIPAL FUND
CLASS A SHARES	$963.51	$3.79	$1,021.21	$3.90	0.77%
CLASS C SHARES	$961.05	$5.60	$1,019.35	$5.77	1.14%
CLASS C2 SHARES	$961.05	$5.60	$1,019.35	$5.77	1.14%
CLASS I SHARES	$963.87	$2.61	$1,022.41	$2.69	0.53%
STRATEGIC MUNICIPAL INCOME FUND
CLASS A SHARES	$942.52	$3.94	$1,021.01	$4.10	0.81%
CLASS C SHARES	$939.69	$6.22	$1,018.65	$6.48	1.28%
CLASS I SHARES	$943.60	$2.87	$1,022.11	$2.99	0.59%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
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Other Information
September 30, 2022 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2022, tax exempt (or the maximum allowed) and taxable ordinary income dividends paid by funds for federal income tax purposes are as follows:
	TAX EXEMPT	TAXABLE ORDINARY
Short Duration Municipal Fund	$ 1,488,827	$ 5,320
Limited Term Municipal Fund	81,798,485	227,169
Limited Term California Fund	6,450,972	13
Intermediate New Mexico Fund	2,195,028	—
Intermediate New York Fund	776,157	846
Intermediate Municipal Fund	23,484,103	35,855
Strategic Municipal Income Fund	7,927,587	51,493
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2022. Complete information will be reported in conjunction with your 2022 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 13, 2022.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in March 2022 and May 2022 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in another independent session in July 2022 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2022 with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of the Advisor to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September 2022 for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and
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Other Information, Continued
September 30, 2022 (Unaudited)
various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the advisory agreement, as more fully reflected in the minutes and other records of their quarterly and committee meetings throughout the year and in previous years, and contributing to their conclusions respecting the nature, extent, and quality of the services rendered to each Fund by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that each Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of each Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of, and strategies to pursue, each Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of each Fund’s portfolio and management of Fund liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, marketing, distribution, and compliance staffs; (5) reports from the Audit Committee and the Operations Risk Oversight Committee on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to each Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the hiring of new investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for each Fund, including the evaluation and selection of firms to execute transactions for each Fund; and (9) steps taken to facilitate continued collaboration among the Advisor’s personnel. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and expertise of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance.  The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s investment performance to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year and fifteen-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) information respecting positive cash flows resulting from share purchases
104  |   Thornburg Municipal Funds Annual Report

Other Information, Continued
September 30, 2022 (Unaudited)
and investment appreciation or negative cash flows resulting from redemptions and investment depreciation; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; (9) various risk and return statistics; and (10) oral commentary from the Advisor. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that such Funds have in the past returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. In those instances where a Fund had exhibited lower relative performance in certain periods, the Trustees also considered the reports they received from the Advisor throughout the year, explanations of that underperformance by reference to the stated investment strategies of the Fund, the effects of market and economic conditions on the Fund during relevant periods, and the investment decisions by the Advisor in view of the Fund’s stated strategies. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Short Duration Municipal Fund – the Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its benchmark index and Morningstar category, noted that the degree of that underperformance was not significant, and observed that the Fund has delivered positive total returns in seven of the eight calendar years since its inception and has met its investment objective.
•	Thornburg Limited Term Municipal Fund – the Trustees considered that the Fund outperformed its Morningstar category over the ten-year and fifteen-year periods, that the Fund’s underperformance versus its Morningstar category in other periods was not significant, and that the Fund has delivered positive total returns in nine of the last ten calendar years. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its benchmark index in certain recent periods and noted that the Fund has met both its primary and secondary investment objectives.
•	Thornburg California Limited Term Municipal Fund – the Trustees considered that the Fund has delivered positive total returns in nine of the last ten calendar years and ranked in the top three quartiles of a selected peer group of funds for the one-year period. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its benchmark index in certain periods and noted that the Fund has met both its primary and secondary investment objectives.
•	Thornburg New Mexico Intermediate Municipal Fund – the Trustees considered the limited utility of comparisons between the Fund’s investment performance and its Morningstar category or benchmark index given the lack of other funds focused on investments in New Mexico debt obligations. The Trustees observed that the Fund has delivered positive total returns in eight of the last ten calendar years and has ranked in the top three quartiles of a selected peer group of funds for the year-to-date, one-, three-, five-, and ten-year periods. The Trustees also considered explanations from the Advisor respecting the effects of market and economic conditions on the Fund’s investment performance during relevant periods and observed that the Fund has met both its primary and secondary investment objectives.
•	Thornburg New York Intermediate Municipal Fund – the Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance in certain periods compared to its benchmark index and Morningstar category. The Trustees observed that the Fund has delivered positive total returns in eight of the last ten calendar years, has ranked in the top three quartiles of a selected peer group of funds for the year-to-date, one-, three-, five-, and ten-year periods, and has met both its primary and secondary investment objectives.
•	Thornburg Intermediate Municipal Fund – the Trustees considered that the Fund has equaled or outperformed its Morningstar category over the year-to-date, one-, three-, and fifteen-year periods, has outperformed its benchmark index over the year-to-date and one-year period and performed comparably to the benchmark index in other periods, and has ranked in the top three quartiles of a selected peer group of funds for the year-to-date, one-, three-, five-, and ten-year periods. The Trustees also considered explanations from the Advisor respecting the effects of market and economic conditions on the Fund’s investment performance during relevant periods and observed that the Fund has met both its primary and secondary investment objectives.
•	Thornburg Strategic Municipal Income Fund – the Trustees considered that the Fund outperformed its Morningstar category and benchmark index for the year-to-date and one-year periods, has outperformed the Fund’s benchmark index since the Fund’s inception, and that the Fund’s underperformance versus its benchmark index or Morningstar category in other periods was not significant. The Trustees observed that the Fund has ranked in the top three quartiles of a selected peer group of Funds for the year-to-date, one-, three, and ten-year periods. The Trustees also considered explanations from the Advisor respecting the effects of market and economic conditions on the Fund’s investment performance during relevant periods and observed that the Fund has met its investment objective.
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Other Information, Continued
September 30, 2022 (Unaudited)
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of the Funds’ objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for a representative share class of each Fund to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Short Duration Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the average and nearly the same as the median levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Limited Term Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was lower than the median level for the peer group, and that the total expense level of one representative share class was comparable to the total expense levels of other funds in the peer group.
•	Thornburg California Limited Term Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than, but comparable to, the median level for the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was equal to the median total expense level of other funds in the peer group.
•	Thornburg New Mexico Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but not substantially different then the advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg New York Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the average and equal to the median levels for that category. Peer group data showed that the Fund’s advisory fee was lower than the median level for the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
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Other Information, Continued
September 30, 2022 (Unaudited)
•	Thornburg Strategic Municipal Income Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but not substantially different then the advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including the Advisor’s sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees also considered information relating to the advisory fees charged by the Advisor to a new closed-end fund for which the Advisor is the sponsor. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rates charged by the Advisor to the Funds.
Costs and Profitability of Advisor.  In reviewing the profitability of the Advisor’s services to the Funds, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with figures for the profitability of a selection of other, publicly listed investment management firms. The Trustees noted that the comparability of the Advisor’s estimated profitability to the publicly disclosed information about the profitability of other investment management firms is limited due to the nature of those firms and other factors. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. The Trustees also considered how the establishment of additional investment products by the Advisor may benefit the Funds. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Funds’ stated investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent
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Other Information, Continued
September 30, 2022 (Unaudited)
holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
108  |  Thornburg Municipal Funds Annual Report

Trustees and Officers
September 30, 2022 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 76 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 67 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 61 Trustee since 2012, Member of the Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 73 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 59 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 58 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 68 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 63 Trustee since 1996, Chair of Operations Risk Oversight Committee and Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
Thornburg Municipal Funds Annual Report  |  109

Trustees and Officers, Continued
September 30, 2022 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 59 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 48 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 48 Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 56 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 55 Treasurer since 2019(6)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 42 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020.	Not applicable
Jeff Klingelhofer, 41 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 51, Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014)	Not applicable
Christopher Luckham, 45 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 40 Secretary since 2021(6)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust and 1 active closed-end Fund, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
110  |   Thornburg Municipal Funds Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 13, 2022
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Municipal Funds Annual Report  |  111

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $38.7 billion (as of September 30, 2022) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
112  |   Thornburg Municipal Funds Annual Report

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Thornburg Municipal Funds Annual Report  |  113

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Thornburg Municipal Funds Annual Report  |  115

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4629

Annual Report | September 30, 2022

THORNBURG CAPITAL MANAGEMENT FUND

Thornburg Capital Management Fund
Annual Report  |  September 30, 2022

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Annual Report  |  3

Letter to Shareholders
Thornburg Capital Management Fund  |  September 30, 2022 (Unaudited)
Dear Shareholder:
As I enter my 17th year here at Thornburg Investment Management, Inc. (“Thornburg”), I have the occasion to recall a number of market episodes that I have experienced with the backdrop of the beautiful mountains of Santa Fe. I especially recall the harrowing experiences of 2008, where for many in New York, London, or another financial center there was nowhere to escape conversations about the end of the financial world. Here in Santa Fe, while my neighbors and friends were concerned about the worsening economic outlook, there was relative surety about the sun rising (over the Sangre de Cristo mountains) and setting (over the Jemez mountains). I found it’s a real advantage to have that perspective in challenging times like these.
In last year’s version of this letter, I wrote:
“At Thornburg, we see the importance of ever-lower rates and accommodative policy both for the robustness of the post-pandemic recovery as well as for the now ensuing excess of demand over supply in both goods and labor. While this may, or may not, be transitory, the effect of massive stimulus, as well as its potential withdrawal, are hard to overemphasize. As market participants, we will have to navigate out of record low nominal and real global interest rates, close to record high equity prices, and a voracious appetite for less liquid investments and vehicles (including special purpose acquisition companies (SPACs), pre-IPO equity, private debt, and the like).”
With the benefit of hindsight, even with the perspective I wrote about in 2021, I now see that last year’s letter did not fully convey the potential market effects of a significant shift away from the accommodative monetary policies that have been in place for much of the last decade. From our perspective, the U.S. Federal Reserve, and many other policymakers in the developed world, have been far behind the curve and the moves they made in the past year to catch up have led to a market dynamic that we haven’t seen in four decades. It’s hard to imagine that as recently as March 2022, the federal funds overnight rate in the U.S. was zero, and by early next year, just one year later, it may be at 5%. We at Thornburg believe that this dramatic interest rate hiking cycle, combined with a significant pace of quantitative tightening, will continue to drive market volatility and likely create moments of intermittent liquidity in the market similar to a dry Santa Fe spring.
That said, we also see opportunities for value for the first time in a couple of years. As of the end of our fiscal year, bond markets have had their worst year in four decades.
Current data also shows that global wealth destruction is on par with the 2008 crisis. In our view, markets have moved from the state of overvaluation we noted in this letter a year ago to one now where there is much more balance. In this current market environment, both global equities and fixed income investments can credibly provide a medium and long-term return pathway that compounds wealth. What remains to be seen is whether that is both a real and a nominal wealth growth outcome over time. While inflation is not transitory, and rates may stay higher for longer through 2023, in our view the market is beginning to discount the global growth downshift that is required to break the back of inflation.
At Thornburg, you, our clients, are the constituency on whom we are most focused, and volatility presents an opportunity to execute on the promise of the firm’s platform, investment process and portfolios. In this environment, just as in other volatile periods throughout Thornburg’s four-decade history, we will rely on our unsiloed, global approach to markets and investments that has allowed us to achieve, and continues to drive, our goal of long-term investment excellence. More and more, the interconnectedness of markets and capital demands an equally interconnected approach to analysis and execution. We’re proud of the value that we’ve been able to provide to you through this collaborative and informed perspective and look forward to ugly markets as they provide a wonderful opportunity as we seek to help you meet your financial goals.
Many firms may have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you expect from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Annual Report

Thornburg Capital Management Fund

Investment Goal and
Fund Overview
Thornburg Capital Management Fund seeks current income consistent with liquidity management and safety of capital.
Under normal circumstances, the Fund invests 100% of its net assets in a portfolio of debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, judged to be of comparable quality by the Fund’s investment advisor, and in cash, cash equivalents and cash sweep programs, consistent with the Fund’s investment goal.
The Fund seeks to provide superior risk exposures - higher returns and lower costs - for cash management across the Thornburg family of funds. By combining the cash balances of eligible Thornburg Investment Trust portfolios and other eligible clients of Thornburg into a single pool of high quality, short-term instruments, the Fund seeks to reduce the costs of investing and significantly diversify and reduce risk exposures in any given portfolio.
The Fund’s investment strategy helps illustrate Thornburg’s long-standing culture of efficient capital stewardship, and Thornburg’s efforts to benefit all eligible portfolios through reduced transaction costs and more efficient management.
Performance drivers and detractors for the reporting period ended September 30, 2022
•	The Fund generated positive total returns and outpaced its benchmark, the FTSE 1-Month Treasury Bill Local Currency Index during the trailing 12-month period ended September 30, 2022.
•	Over the reporting period, the Fund accomplished its goal of "safety of capital" by maintaining a share price of $10.00 that has not fluctuated since the Fund’s inception.
•	As of September 30, 2022, the Fund has matched or outperformed its benchmark for all standard time periods since inception and has never suffered a default on any cash equivalent investment.
Performance Summary
September 30, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEPTION
Class I Shares (Incep: 7/31/15)	0.96%	0.72%	1.28%	1.08%
FTSE 1-Month Treasury Bill Local Currency Index (Since 7/31/15)	0.61%	0.51%	1.07%	0.85%
30-DAY YIELDS, CLASS I SHARES
Annualized Distribution Yield	2.76%
SEC Yield	2.93%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Glossary
The FTSE 1-Month Treasury Bill Local Currency Index measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annual Report  |  5

Schedule of Investments
Thornburg Capital Management Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	Commercial Paper — 97.0%
	Ameren Corp.,
	2.998% due 10/3/2022	$ 781,000	$ 781,000
	3.202% due 10/14/2022	32,000,000	31,969,200
	Ameren Illinois Co., 2.845% due 10/3/2022	3,750,000	3,750,000
[a]	Amphenol Corp., 3.421% due 10/6/2022	34,000,000	33,990,452
	Arizona Public Service Co.,
	3.367% due 10/3/2022	6,000,000	6,000,000
	3.378% due 10/7/2022	25,000,000	24,990,750
	Atmos Energy Corp.,
[a]	2.783% due 10/3/2022	5,000,000	5,000,000
[a]	2.996% due 10/3/2022	20,000,000	20,000,000
[a]	3.327% due 10/3/2022	6,000,000	6,000,000
	Avangrid, Inc.,
[a]	2.743% due 10/4/2022	17,500,000	17,498,687
[a]	2.895% due 10/5/2022	10,000,000	9,998,417
[a]	3.35% due 10/12/2022	4,000,000	3,996,700
[a]	Avery Dennison Corp., 2.743% due 10/4/2022	33,000,000	32,997,525
	Baltimore Gas & Electric Co.,
	3.347% due 10/3/2022	16,000,000	16,000,000
	3.296% due 10/4/2022	2,000,000	1,999,819
[a,b]	BASF SE, 2.692% due 10/3/2022	18,000,000	18,000,000
	Bell Canada,
[a,b]	2.773% due 10/3/2022	1,000,000	1,000,000
[a,b]	2.774% due 10/3/2022	1,000,000	1,000,000
[a,b]	3.333% due 10/13/2022	27,013,000	26,988,388
[a,b]	3.334% due 10/13/2022	1,837,000	1,835,326
[a,b]	3.61% due 10/19/2022	6,000,000	5,990,533
[a,b]	Canadian Pacific Railway Co., 3.35% due 10/3/2022	5,000,000	5,000,000
	CenterPoint Energy Resources Corp.,
[a]	3.316% due 10/4/2022	2,000,000	1,999,818
[a]	3.28% due 10/17/2022	978,000	976,772
[a]	3.385% due 10/17/2022	17,100,000	17,077,855
[a]	3.484% due 10/18/2022	999,000	997,572
[a]	CenterPoint Energy, Inc., 2.845% due 10/5/2022	10,000,000	9,998,444
	Cintas Corp. No. 2,
[a]	2.896% due 10/5/2022	10,000,000	9,998,417
[a]	3.401% due 10/7/2022	10,000,000	9,996,278
[a]	3.303% due 10/13/2022	5,000,000	4,995,486
[a]	3.401% due 10/14/2022	5,000,000	4,994,882
[a]	3.507% due 10/27/2022	1,000,000	997,700
	Clorox Co.,
[a]	2.894% due 10/3/2022	7,500,000	7,500,000
[a]	3.547% due 10/17/2022	2,000,000	1,997,286
[a]	Commonwealth Edison Co., 3.347% due 10/3/2022	31,000,000	31,000,000
	Consolidated Edison Co. of New York, Inc.,
[a]	2.814% due 10/3/2022	22,000,000	22,000,000
[a]	3.558% due 10/17/2022	4,500,000	4,493,875
[a]	3.508% due 10/26/2022	6,000,000	5,986,775
	Dominion Energy South Carolina, Inc., 3.616% due 10/11/2022	18,795,000	18,780,131
	Dover Corp.,
[a]	3.401% due 10/7/2022	8,000,000	7,997,022
[a]	3.45% due 10/7/2022	2,748,000	2,746,962
[a]	3.451% due 10/7/2022	2,000,000	1,999,244
[a]	3.049% due 10/11/2022	1,000,000	999,333
[a]	3.544% due 10/13/2022	15,002,000	14,987,456
[a]	3.525% due 10/18/2022	4,000,000	3,994,217
[a]	DTE Capital Corp., 3.399% due 10/4/2022	2,408,000	2,407,776
	DTE Electric Co., 3.434% due 10/18/2022	29,000,000	28,959,158
[a]	Elevance Health, Inc., 3.419% due 10/3/2022	35,000,000	35,000,000
[a]	Emerson Electric Co., 2.791% due 10/4/2022	30,000,000	29,997,708
6 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	Entergy Corp.,
[a]	3.296% due 10/3/2022	$ 2,096,000	$ 2,096,000
[a]	3.295% due 10/4/2022	7,000,000	6,999,368
[a]	3.048% due 10/7/2022	10,500,000	10,496,500
[a]	3.403% due 10/7/2022	2,250,000	2,249,163
	Evergy Missouri West, Inc.,
[a]	3.405% due 10/12/2022	13,000,000	12,989,113
[a]	3.456% due 10/12/2022	13,105,000	13,093,861
[a]	3.535% due 10/17/2022	8,000,000	7,989,173
	Exelon Corp.,
[a]	3.347% due 10/3/2022	31,000,000	31,000,000
[a]	3.399% due 10/11/2022	31,000,000	30,976,922
	Experian Finance plc,
[a,b]	2.945% due 10/3/2022	3,750,000	3,750,000
[a,b]	2.895% due 10/5/2022	1,810,000	1,809,713
[a,b]	3.303% due 10/17/2022	17,800,000	17,777,503
[a]	General Mills, Inc., 3.349% due 10/4/2022	23,000,000	22,997,892
[a]	Hitachi America Capital Ltd., 3.50% due 10/6/2022	31,000,000	30,991,087
	HP, Inc.,
[a]	3.151% due 10/11/2022	7,820,000	7,814,613
[a]	3.202% due 10/11/2022	13,000,000	12,990,900
[a]	3.151% due 10/12/2022	16,000,000	15,987,600
[a]	Kellogg Co., 3.296% due 10/5/2022	31,000,000	30,994,403
[a]	Louisville Gas & Electric Co., 3.45% due 10/4/2022	2,320,000	2,319,781
[a]	Marsh & McLennan Cos., Inc., 3.401% due 10/3/2022	10,500,000	10,500,000
	McCormick & Co., Inc.,
[a]	2.743% due 10/4/2022	1,000,000	999,925
[a]	3.099% due 10/11/2022	30,000,000	29,979,667
[a]	3.405% due 10/18/2022	4,000,000	3,994,417
	Mercedes-Benz Finance North America LLC,
[a]	3.528% due 10/24/2022	25,000,000	24,949,396
[a]	3.528% due 10/25/2022	9,000,000	8,980,915
	Mitsubishi HC Capital America, Inc.,
	3.049% due 10/5/2022	1,000,000	999,833
	3.712% due 10/28/2022	31,000,000	30,921,424
[a]	Mondelez International, Inc., 3.457% due 10/18/2022	10,000,000	9,985,833
[a]	NextEra Energy Capital Holdings, Inc., 3.405% due 10/17/2022	35,000,000	34,954,403
[a]	Novartis Finance Corp., 3.047% due 10/11/2022	35,000,000	34,976,667
	Oglethorpe Power Corp.,
[a]	3.55% due 10/5/2022	3,000,000	2,999,417
[a]	3.049% due 10/12/2022	3,000,000	2,997,750
[a]	3.404% due 10/13/2022	4,043,000	4,039,238
[a]	3.66% due 10/24/2022	14,000,000	13,970,600
[a]	3.711% due 10/24/2022	7,000,000	6,985,096
	ONE Gas, Inc.,
[a]	3.049% due 10/12/2022	6,000,000	5,995,500
[a]	3.405% due 10/17/2022	1,300,000	1,298,306
[a]	3.607% due 10/20/2022	25,000,000	24,958,090
[a]	Pinnacle West Capital Corp., 3.387% due 10/3/2022	19,645,000	19,645,000
	Puget Sound Energy, Inc.,
	3.148% due 10/3/2022	8,386,000	8,386,000
	3.209% due 10/3/2022	2,400,000	2,400,000
	2.996% due 10/4/2022	10,000,000	9,999,181
[a,b]	Reckitt Benckiser Treasury Services plc, 3.353% due 10/13/2022	21,000,000	20,980,750
[a]	Rockwell Automation, Inc., 2.896% due 10/11/2022	12,000,000	11,992,400
	Ryder System, Inc.,
	3.505% due 10/19/2022	14,500,000	14,477,767
	3.506% due 10/20/2022	15,000,000	14,975,563
	3.639% due 10/20/2022	3,889,000	3,882,425
	Sempra Energy,
[a]	3.398% due 10/3/2022	4,000,000	4,000,000
[a]	3.388% due 10/3/2022	17,000,000	17,000,000
[a]	3.388% due 10/4/2022	10,000,000	9,999,072
See notes to financial statements.	Annual Report | 7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2022
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	Sonoco Products Co.,
	3.347% due 10/3/2022	$31,000,000	$ 31,000,000
	3.326% due 10/4/2022	31,000,000	30,997,176
[a]	Sony Capital Corp., 3.45% due 10/4/2022	35,000,000	34,996,694
	Spire, Inc.,
[a]	2.794% due 10/3/2022	1,124,000	1,124,000
[a]	3.228% due 10/12/2022	2,895,000	2,892,698
[a]	3.354% due 10/13/2022	2,000,000	1,998,167
[a]	3.558% due 10/26/2022	22,000,000	21,950,806
[a]	Stanley Black & Decker, Inc., 2.843% due 10/3/2022	30,000,000	30,000,000
[a,b]	Telstra Corp. Ltd., 3.502% due 10/11/2022	5,262,000	5,257,966
[a,b]	TotalEnergies Capital Canada Ltd., 3.075% due 10/3/2022	5,500,000	5,500,000
	Union Electric Co.,
	3.367% due 10/3/2022	6,000,000	6,000,000
	3.559% due 10/26/2022	25,068,000	25,011,945
	Union Pacific Corp.,
[a]	2.641% due 10/3/2022	25,000,000	25,000,000
[a]	2.642% due 10/11/2022	5,000,000	4,997,111
	Virginia Electric & Power Co.,
	2.875% due 10/3/2022	30,000,000	30,000,000
	2.906% due 10/11/2022	6,000,000	5,996,187
[a]	Walt Disney Co., 3.15% due 10/24/2022	2,000,000	1,996,383
[a]	WEC Energy Group, Inc., 3.502% due 10/12/2022	2,550,000	2,547,801
	Total Commercial Paper (Cost $1,482,482,125)		1,482,482,125
	Mutual Fund — 0.0%
[c]	State Street Institutional Treasury Money Market Fund Premier Class, 2.47%	208,219	208,219
	Total Mutual Fund (Cost $208,219)		208,219
	Total Investments — 97.0% (Cost $1,482,690,344)		$1,482,690,344
	Other Assets Less Liabilities — 3.0%		46,212,505
	Net Assets — 100.0%		$1,528,902,849

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate value of these securities in the Fund’s portfolio was $1,134,204,566, representing 74.18% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Rate represents the money market fund annualized seven-day yield at September 30, 2022.
8 | Annual Report	See notes to financial statements.

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  September 30, 2022
ASSETS
Investment in securities, at cost	$ 1,482,690,344
Investments at value	1,482,690,344
Cash	150,000,000
Dividends receivable	1,638
Principal and interest receivable	298,951
Total Assets	1,632,990,933
Liabilities
Payable for investments purchased	103,967,507
Accounts payable and accrued expenses	120,577
Total Liabilities	104,088,084
Net Assets	$ 1,528,902,849
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,528,650,538
Distributable earnings	252,311
Net Assets	$ 1,528,902,849
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 1,528,902,849
Shares outstanding	152,867,423
Net asset value and redemption price per share	$ 10.00
See notes to financial statements.
Annual Report  |  9

Statement of Operations
Thornburg Capital Management Fund  |  Year Ended September 30, 2022
INVESTMENT INCOME
Interest income	$ 17,096,488
Dividend income	5,654
Total Income	17,102,142
EXPENSES
Transfer agent fees	5,286
Custodian fees	126,016
Professional fees	40,352
Officer fees	15,469
Other expenses	23,263
Total Expenses	210,386
Net Investment Income (Loss)	$ 16,891,756
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	9,153
Net Realized and Unrealized Gain (Loss)	9,153
Change in Net Assets Resulting from Operations	$ 16,900,909
See notes to financial statements.
10   |  Annual Report

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 16,891,756	$ 2,449,055
Net realized gain (loss) on investments	9,153	5,567
Net Increase (Decrease) in Net Assets Resulting from Operations	16,900,909	2,454,622
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(16,654,159)	(2,449,509)
FUND SHARE TRANSACTIONS
Class I Shares	(531,456,557)	398,819,337
Net Increase (Decrease) in Net Assets	(531,209,807)	398,824,450
NET ASSETS
Beginning of Year	2,060,112,656	1,661,288,206
End of Year	$ 1,528,902,849	$ 2,060,112,656
See notes to financial statements.
Annual Report  |  11

Notes to Financial Statements
Thornburg Capital Management Fund  |  September 30, 2022
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment goal is to seek current income consistent with liquidity management and safety of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, foreign investment risk, liquidity risk, diversification risk, and cybersecurity and operational risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of September 30, 2022, the Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will effect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
12   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2022
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2022 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees of the Trust (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days are valued using the amortized cost method. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Committee determines such method does not represent fair value. Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2022
of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2022:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Commercial Paper	$ 1,482,482,125	$ —	$ 1,482,482,125	$ —
Mutual Fund	208,219	208,219	—	—
Total Investments in Securities	$ 1,482,690,344	$ 208,219	$ 1,482,482,125	$ —
Total Assets	$ 1,482,690,344	$ 208,219	$ 1,482,482,125	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2022
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2022, the Fund had no such transactions with affiliated funds.
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2022, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2022, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,482,690,344
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized gain (loss) in the Fund at September 30, 2022 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
At September 30, 2022, the Fund had $252,311 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
The tax character of distributions paid during the year ended September 30, 2022, and September 30, 2021, were as follows:
	2022	2021
Distributions from:
Ordinary income	$ 16,654,159	$ 2,449,509
Total	$ 16,654,159	$ 2,449,509
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2022, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2022		YEAR ENDED September 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	1,043,716,043	$ 10,437,160,430	999,368,358	$ 9,993,683,575
Shares issued to shareholders in reinvestment of dividends	1,665,416	16,654,160	244,951	2,449,509
Shares repurchased	(1,098,527,115)	(10,985,271,147)	(959,731,375)	(9,597,313,747)
Net increase (decrease)	(53,145,656)	$ (531,456,557)	39,881,934	$ 398,819,337
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2022, the Fund had no purchase and sale transactions of investments other than short-term investments.
Annual Report  |  15

Financial Highlights
	Per Share Performance (For a Share Outstanding throughout the Year)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I(b)
2022	$ 10.00	0.10	— (c)	0.10	(0.10)	—	(0.10)	$ 10.00
2021	$ 10.00	0.01	— (c)	0.01	(0.01)	—	(0.01)	$ 10.00
2020	$ 10.00	0.10	0.01	0.11	(0.11)	—	(0.11)	$ 10.00
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00
2018	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(d)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.
See notes to financial statements.
16  |  Annual Report

Financial Highlights, Continued
	Ratios to Average Net Assets			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class I(b)
2022	0.96	0.01	0.01	0.96	— (d)	$ 1,528,903
2021	0.12	0.01	0.01	0.12	— (d)	$ 2,060,113
2020	1.00	0.01	0.01	1.08	— (d)	$ 1,661,288
2019	2.44	0.02	0.02	2.48	— (d)	$ 1,552,677
2018	1.76	0.02	0.02	1.76	— (d)	$ 1,325,525
Annual Report  |  17

Report of Independent Registered Public Accounting Firm
Thornburg Capital Management Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Capital Management Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Capital Management Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 23, 2022
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
18   |  Annual Report

Expense Example
Thornburg Capital Management Fund  |  September 30, 2022 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2022, and held until September 30, 2022.
	BEGINNING ACCOUNT VALUE 4/1/22	ENDING ACCOUNT VALUE 9/30/22	EXPENSES PAID DURING PERIOD† 4/1/22—9/30/22
CLASS I SHARES
Actual	$1,000.00	$1,008.48	$0.05
Hypothetical*	$1,000.00	$1,025.02	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  19

Trustees and Officers
Thornburg Capital Management Fund  |  September 30, 2022 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 76 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 67 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 61 Trustee since 2012, Member of the Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 73 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 59 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 58 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 68 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 63 Trustee since 1996, Chair of Operations Risk Oversight Committee and Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
20   |  Annual Report

Trustees and Officers, Continued
Thornburg Capital Management Fund  |  September 30, 2022 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 59 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 48 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 48 Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 56 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 55 Treasurer since 2019(6)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 42 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020.	Not applicable
Jeff Klingelhofer, 41 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 51, Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014)	Not applicable
Christopher Luckham, 45 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 40 Secretary since 2021(6)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust and 1 active closed-end Fund, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Annual Report  |  21

Other Information
September 30, 2022 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to the Thornburg Capital Management Fund pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 13, 2022.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Fund by the Advisor included: (1) reports from the Fund’s portfolio managers throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of, and strategies to pursue, the Fund’s objective and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of the Fund’s liquidity requirements, and other factors; (3) the Fund’s achievement of its investment objective over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, marketing, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the hiring of new investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for the Fund; and (9) steps taken to facilitate continued collaboration among the Advisor’s personnel. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s
22   |  Annual Report

Other Information, Continued
September 30, 2022 (Unaudited)
collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objective and policies, and that the nature, extent, and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. Dividend distribution and other information received by the Trustees respecting the investments by the Fund was viewed as consistent with expectations respecting the Fund’s investment performance in view of current market conditions.
Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Fund. Expense levels were consistent with expectations.
Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the Agreement, because the Advisor does not charge fees to the Fund under that Agreement.
Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the Agreement, because the Advisor does not receive a fee from the Fund under that Agreement.
Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objective and adhere to the Fund’s investment policies, and that the Fund’s investment performance remained satisfactory in the context of its objective and strategies. The Trustees further concluded that the level of the Fund’s expenses was reasonable. The Trustees accordingly determined to renew the Agreement for an additional term of one year for the Fund.
Annual Report  |  23

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 13, 2022
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
24  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $38.7 billion (as of September 30, 2022) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  25

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Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3477

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of the Trust have determined that four members of the Trust’s audit committee, Sally Corning, James Weyhrauch, Susan Dubin, and Patrick Talamantes, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Ms. Corning, Mr. Weyhrauch, Ms. Dubin, and Mr. Talamantes are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to the Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2021	Year Ended September 30, 2022
Thornburg Investment Trust	$861,506	$782,000

Audit-Related Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2021	Year Ended September 30, 2022
Thornburg Investment Trust	$49,989	$120,000

Tax Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2021	Year Ended September 30, 2022
Thornburg Investment Trust	$783,915	$410,878

All Other Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2021	Year Ended September 30, 2022
Thornburg Investment Trust	$650	$1,640

The figure shown under All Other Fees for the year ended September 30, 2021 includes amounts from out of pocket expenses during the 2020 annual audit. The figure shown under All Other Fees for the year ended September 30, 2022 includes amounts from out of pocket expenses during the 2021 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2022, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that the Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in the Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Short Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Ultra Short Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Small/Mid Cap Core Fund, International Equity Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, Capital Management Fund, and Summit Fund.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	11/23/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	11/23/2022

By:	/s/ Nimish Bhatt
Nimish Bhatt
Treasurer and principal financial officer

Date:	11/23/2022